UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10027

STATE FARM MUTUAL FUND TRUST

(Exact name of registrant as specified in charter)

One State Farm Plaza

Bloomington, IL 61710-0001

(Address of principal executive offices) (Zip code)

Michael L. Tipsord One State Farm Plaza Bloomington, Illinois 61710-0001	Alan Goldberg K&L Gates LLP 70 West Madison St., Suite 3100 Chicago, Illinois 60602

(Names and addresses of agents for service)

Registrant’s telephone number, including area code: 1-800-447-4930

Date of fiscal year end: 12/31/2010

Date of reporting period: 12/31/2010

ITEM 1.	REPORTS TO STOCKHOLDERS.

December 31, 2010

State Farm Mutual Fund Trust

ANNUAL REPORT

To learn about electronic delivery of mutual funds documents and how to enroll, go to statefarm.com®, click on Mutual Funds, and then click on Go Green with E-delivery.

Class A Shares

Class B Shares

Legacy Class A Shares

Legacy Class B Shares

Institutional Shares

Class R-1, R-2 and R-3 Shares

State Farm Equity Fund

State Farm Small/Mid Cap Equity Fund

State Farm International Equity Fund

State Farm S&P 500 Index Fund

State Farm Small Cap Index Fund

State Farm International Index Fund

State Farm Equity and Bond Fund

State Farm Bond Fund

State Farm Tax Advantaged Bond Fund

State Farm Money Market Fund

State Farm LifePath® Retirement Fund

State Farm LifePath 2020® Fund

State Farm LifePath 2030® Fund

State Farm LifePath 2040® Fund

State Farm LifePath 2050® Fund

Investment return and principal value will flucuate and Fund shares, when redeemed, may be worth more or less than their original cost. Recent performance may be less than the figures shown in this report. Obtain total returns for the Funds current to the most recent month-end at statefarm.com® under the Mutual Funds tab or by calling our Securities Response Center at 1.800.447.4930. Average annual total return for the Funds reflects the reinvestment of all dividends and capital gains, and includes all applicable fees and expenses. A Fund may have commenced investment operations on or before 12/18/00, which is the SEC effective registration date for the State Farm Mutual Fund Trust.

A prospectus for the State Farm Mutual Fund Trust (the “Trust”) is available through State Farm VP Management Corp., One State Farm Plaza, Bloomington, Illinois 61710, 1-800-447-4930. Please read the prospectus and consider the investment objectives, risks, charges and expenses, and other information it contains about the Funds carefully before investing.

The Trust offers Class A, Class B, Legacy Class A, Legacy Class B, Class R-1, Class R-2, Class R-3, and/or Institutional shares for fifteen separate funds through three prospectuses, one for Class A, Class B, Legacy Class A and Legacy Class B shares, one for Class R shares, and another for Institutional shares.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, are available without charge upon request at 1-800-447-4930 and at “http://www.sec.gov.”

The Funds file complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at “http://www.sec.gov.” The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds make the information on Form N-Q available to shareholders upon request without charge at 1-800-447-4930.

Any website referenced in this report is an inactive textual reference only, and information contained in or otherwise accessible through that website does not form a part of, and is not incorporated by reference into, this report.

State Farm LifePath Funds are target-date portfolios that provide a diversified exposure to stocks, bonds, and/or cash for those investors who have a specific date in mind (in this case years 2020, 2030, 2040, or 2050) for retirement or another goal. The target date is the approximate date when investors plan to start withdrawing assets. The investment objectives of each LifePath Fund are adjusted over time to become more conservative as the target date approaches. The principal value of the LifePath Fund(s) is not guaranteed at any time, including at the target date.

Service is only a phone call away

Contact your local Registered State Farm Agent or call our Securities Products Department toll free, at 1-800-447-4930.

Fund prices are available to you 24 hours a day, 7 days a week.

Securities Products Response Center Representatives are available 8 a.m.–6 p.m. Central Time Monday through Friday (except holidays)

1-800-447-4930

Visit our website www.statefarm.com®

Message to Shareholders of State Farm Mutual Fund Trust

Dear Shareholders,

Thank you for investing with State Farm Mutual Funds®. Enclosed is the Annual Report for the 12-month period ended December 31, 2010 for the State Farm Mutual Fund Trust (“the Trust”). In this report you will find management’s discussion of investment philosophy and process for Funds offered by the Trust, factors that affected a Fund’s performance over the 12-month period, and benchmark index comparisons that are designed to help put a Fund’s performance into context. This Annual Report also includes the Trust’s 2010 fiscal year-end audited financial statements and a list of portfolio holdings for each Fund to help you further understand the Fund(s) you own. We encourage your review and consideration of this entire report.

Market Review

During 2010, the financial markets experienced significant price volatility. However, by December 31, the major equity markets and the major fixed income markets generated positive total returns for the year.

In the U.S., equity markets climbed higher and posted positive total returns for 2010, influenced by many positive factors, including generally subdued inflation, improving corporate earnings, and modest positive growth in Gross Domestic Product (GDP). In addition, the Federal Reserve maintained an accommodative monetary policy by leaving the Fed Funds Rate unchanged in a range of 0% to 0.25% throughout 2010. However, the market environment was not without its challenges throughout the year. During the summer months, May through August, equity markets were especially volatile on concerns about ongoing sovereign debt issues in several European countries, including Portugal, Italy, Ireland, Greece and Spain. In addition, high levels of unemployment in the U.S. persisted throughout the entire year, bringing into question the strength and sustainability of a budding economic recovery. For the year ended December 31, 2010, large cap stocks (as represented by the S&P 500® Index1) and small cap stocks (as represented by the Russell 2000® Index2) posted total returns of 15.06% and 26.86%, respectively.

International equities markets, as represented by the MSCI EAFE Free® Index and the MSCI All Country World Index (ACWI) ex-U.S. Index, also posted positive total returns of 7.75% and 11.15%, respectively, for the year in U.S. dollar terms. Within the MSCI EAFE Free Index, developed European markets like Sweden and Denmark were among the strongest performing markets, gaining 33.75% and 30.73%, respectively, in U.S. dollar terms. Conversely, the developed European countries that were among the weakest performing markets included Greece, Spain and Ireland, losing – 44.87%, – 21.95%, and – 18.12%, respectively, in U.S. dollar terms. Meanwhile, Japan – the largest country weighting in the Index at 22.1% – was also among the better performing countries in the Index for the year, gaining

[1]

Source: Standard & Poor’s. The S&P 500® Index is a capitalization-weighted measure of common stocks of 500 large U.S. companies. It is not possible to invest directly in an index. Past performance does not guarantee future results.

[2]

Source: Bloomberg. The Russell 2000® Index tracks the common stock performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 10% of the total capitalization of the Russell 3000 Index. The stocks of small companies are more volatile than the stocks of larger, more established companies. It is not possible to invest directly in an index. Past performance does not guarantee future results.

Message to Shareholders of State Farm Mutual Fund Trust (continued)

15.44% in U.S. dollar terms. Stock market performance in emerging market countries also climbed higher during the period with the MSCI Emerging Markets Index posting a total return of 18.88% in U.S. dollar terms3.

Within the bond markets, U.S. Treasuries gained ground during the 12-month period ended December 31, 2010 with yields declining across all maturities of 6-months or greater. The yield on 10-year U.S. Treasuries declined from 3.85% on January 1, 2010, to 3.30% on December 31, 2010. Short-term yields remained low, with 3-month U.S. Treasury yields ranging between 0.04% and 0.18% during the year4. Interest rates were affected by ongoing concerns over the European debt crisis, which helped lift the demand for the relatively safe haven of U.S. Treasuries. In addition, in early November 2010, the Federal Reserve announced that it would purchase an additional $600 billion of U.S. Treasuries by the middle of 2011 in an effort to help stimulate the economy (a policy known as “quantitative easing”). Among major fixed income indices, the Barclays Capital U.S. Aggregate Bond Index provided a total return of 6.54% for the year ended December 31, 2010, while the Barclays Capital Municipal Bond Index posted a total return of 2.38% for the same time period5.

While dramatic changes in the markets, either positive or negative, are part of investing, State Farm Investment Management Corp. has consistently maintained a long-term, disciplined approach to managing investment risk.

We believe individuals increase their chance for investment success by remaining focused on their long-term goals and maintaining an appropriate asset allocation mix6. As always, your registered State Farm agent is available to discuss your financial needs and risk tolerance.

On behalf of the entire State Farm Mutual Funds team, thank you for your continued business and allowing us to serve your investment needs.

Sincerely,

Joe Monk

Senior Vice President

State Farm Investment Management Corp.

[3]

Source: Bloomberg. The Morgan Stanley Capital International Europe, Australasia and Far East Free (EAFE® Free) Index currently measures the performance of stock markets of Europe, Australia, New Zealand, and the Far East. The MSCI All Country World Index (ex-U.S.) (MSCI ACWI ex-U.S. Index) is a free float adjusted market capitalization index that is designed to measure equity market performance in global developed and emerging markets, excluding the United States. As of December 31, 2010, the MSCI ACWI ex-U.S. Index consisted of 44 developed and emerging market country indices. The Morgan Stanley Capital International Emerging Markets Index is a float-adjusted market capitalization index designed to measure equity market performance in global emerging markets. Foreign securities involve risks not normally associated with investing in the U.S., including higher trading and custody costs, less stringent accounting, legal and reporting practices, potential for political and economic instability, and the fluctuation and potential regulation of currency exchange and exchange rates. It is not possible to invest directly in an index. Past performance does not guarantee future results.

[4]

Source: The U.S. Department of Treasury. A 10-year U.S. Treasury Bond is a debt obligation issued by the U.S. Treasury that has a term of more than one year, but not more than 10 years. A 3-month U.S. Treasury Bill is a debt obligation issued by the U.S. Treasury that has a term of 92 days or less. U.S. Treasury securities are backed by the full faith and credit of the U.S. government and are guaranteed only as to the prompt payment of principal and interest, and are subject to market risks if sold prior to maturity. Bonds have historically been less volatile than stocks, but are sensitive to changes in interest rates. Past performance does not guarantee future results.

[5]

The Barclays Capital U.S. Aggregate Bond Index and Barclays Capital Municipal Bond Index returns provided by Barclays Capital Inc. The Barclays Capital U.S. Aggregate Bond Index represents debt securities in the U.S. investment grade fixed rate taxable bond market, including government and corporate debt securities, mortgage pass-through debt securities and asset-backed debt securities with maturities greater than one year. The Barclays Capital Municipal Bond Index is representative of the tax-exempt bond market and is made up of investment grade municipal bonds issued after 12/31/90 having a remaining maturity of at least one year. Bonds have historically been less volatile than stocks, but are sensitive to changes in interest rates. It is not possible to invest directly in an index. Past performance does not guarantee future results.

[6]	Asset allocation cannot guarantee a profit or protect against a loss in a declining market.

State Farm Equity Fund Management’s Discussion of Fund Performance

Overview

Describe the Fund’s investment objective and philosophy.

The State Farm Equity Fund (the “Fund”) is sub-advised by Bridgeway Capital Management, Inc. (“Bridgeway”) and Westwood Management Corp. (“Westwood”). Bridgeway and Westwood each manage approximately one-half of the Fund’s assets. State Farm Investment Management Corp. monitors the performance of the sub-advisers and the split of the Fund’s portfolio between the sub-advisers. The benchmark for the Fund is the S&P 500 Index (the “Index”).

The Fund seeks long-term growth of capital. In doing so, the Fund invests primarily in large capitalization stock issued by U.S. companies. Bridgeway defines “large stocks” as the largest 500 U.S. companies as measured by market capitalization (stock market worth). Westwood defines large capitalization companies as those companies with market capitalizations greater than $5 billion at the time of purchase.

Bridgeway selects stocks using its proprietary, quantitative investment models to identify stocks within the large-cap growth category for the Fund. Growth stocks are those that Bridgeway believes have above average prospects for economic growth. Westwood invests in a portfolio of seasoned companies utilizing a value style of investing in which it chooses those stocks that Westwood believes have earnings prospects that are currently undervalued by the market relative to some financial measure of worth such as the ratio of price to earnings, price to sales or price to cash flow. Westwood defines seasoned companies as those that generally have been operating for at least three years.

Describe the relevant market environment as it related to the Fund for the reporting period.

The market environment was influenced by many positive factors including: generally subdued inflation, improving corporate earnings, and modest positive growth in Gross Domestic Product (GDP). In addition, the Federal Reserve maintained an accommodative monetary policy by leaving the Fed Funds Rate unchanged in a target range of 0% to 0.25% throughout 2010. In late-November, the Federal Reserve also announced that it would purchase an additional $600 billion of U.S. Treasuries by the middle of 2011 in an effort to help stimulate the economy (a policy known as “quantitative easing”). However, the market environment was not without its challenges throughout the year. During the summer months, May through August, equity markets were especially volatile on concerns about ongoing sovereign debt issues in several European countries, including Portugal, Italy, Ireland, Greece and Spain. In addition, high levels of unemployment in the U.S. persisted throughout the entire year, bringing into question the strength and sustainability of a budding economic recovery.

During the year, both oil and gold prices rose. Oil prices began the period at around $79/barrel and rose to over $91/ barrel by the end of December 2010, an increase of over 15% for the 12-month period. Gold prices began the period at around $1,095 per troy ounce and increased to over $1,421/oz. by the end of December 2010, an increase of over 29% for the 12-month period.

The U.S. dollar rose against the 16-nation Euro (€) during the period as concerns of the sovereign debt crisis in Europe led investors to seek the relative safety of the U.S. dollar. During calendar year 2010, the U.S. dollar rose by approximately 7% to $1.34/€. Versus the British pound (£), the U.S. dollar rose by approximately 4% during the period to $1.56/£.

The 12-month total return for the S&P 500 Index was 15.06% for the period ended December 31, 2010. The total return for the period reflected an increase in corporate earnings per share for the S&P 500 Index companies of approximately 47%, a contraction of the price/earnings valuation of the S&P 500 Index of approximately – 23%, and a dividend return of approximately 2.0%.

Growth stocks, as represented by the Russell 1000® Growth Index, produced a total return of 16.71%, which outperformed value stocks, as represented by the Russell 1000® Value Index, which experienced a total return of 15.51%1.

[1]

The Russell 1000® Growth Index is an unmanaged market capitalization-weighted index of growth-oriented stocks of the largest U.S. domiciled companies. It includes those Russell 1000 companies with higher price-to-book ratios and higher expected growth values. The Russell 1000® Value Index is an unmanaged market capitalization-weighted index of value-oriented stocks of the largest U.S. domiciled companies. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values.

Provide an illustration of the Fund’s investments.

Fund Composition*

(unaudited)

*	Illustrated by Sector and based on total net assets as of December 31, 2010. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

How did the Fund perform during the reporting period?

For the 1-year period ended December 31, 2010, Legacy Class A shares of the State Farm Equity Fund had a total return of 12.94% (without sales charges) which underperformed the 15.06% total return of the S&P 500 Index over the same time period. The line graphs and tables below provide additional perspective on the Fund’s long term results.

Comparison of change in value of $10,000 investment

for the periods ended December 31, including applicable sales charges

*	From 05/01/2006.

The performance data quoted represents past performance and does not guarantee future results. Returns on the line graph reflect maximum sales charges of: 5% for Class A shares at initial investment; and 2% for Class B shares at the end of the most recent fiscal year. See the next page for the performance of the Fund’s other classes, which may be greater than or less than the lines shown above for Class A and Class B shares because of differing loads and expenses between share classes. Returns in the table above reflect maximum sales charges of: 5% for all Class A shares and for Class B shares at one year; and 2% for Class B shares Life of Class performance. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[1]

The S&P 500® Index tracks the common stock performance of large U.S. companies in the manufacturing, utilities, transportation, and financial industries. In total, the S&P 500 is comprised of 500 common stocks. Unlike an investment in the Equity Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Comparison of change in value of $10,000 investment

for the periods ended December 31, including applicable sales charges

*	Institutional shares from 11/01/2001. Class R-1, Class R-2 and Class R-3 shares from 09/13/2004.

The performance data quoted represents past performance and does not guarantee future results. Legacy Class A shares performance on the line graph reflects a maximum sales charge of 3% at initial investment. Institutional, Class R-1, Class R-2 and Class R-3 shares performance may be greater than or less than the lines shown for Legacy Class A and Legacy Class B shares because of differing loads and expenses between the share classes. Returns in the table above reflect maximum sales charges of: 3% for all Legacy Class A shares and for Legacy Class B shares at one year; and 2% for Legacy Class B shares at five years. Legacy Class B shares performance at ten years does not reflect conversion to Legacy Class A shares. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. See the preceding page for the performance of Class A and Class B shares.

[1]

The S&P 500® Index tracks the common stock performance of large U.S. companies in the manufacturing, utilities, transportation, and financial industries. In total, the S&P 500 is comprised of 500 common stocks. Unlike an investment in the Equity Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

6

Performance Analysis

What factors helped and hindered performance during the reporting period?

During the 1-year period ended December 31, 2010, Bridgeway and Westwood generated portfolio returns (before fees and expenses) of 14.89% and 13.68%, respectively, compared to a 15.06% return for the S&P 500 Index over the same time period.

There were 120 equity holdings in the Fund totaling approximately $264.2 million in assets at end of the reporting period compared to 122 holdings and approximately $229.8 million in assets one year earlier.

Below are discussions concerning the individual investments made by Bridgeway and Westwood during the course of the reporting period.

Bridgeway Capital Management, Inc. (50.17% of the Fund’s total assets)

Among the largest contributions to Bridgeway’s performance during the year were holdings within the Consumer Discretionary (18.02% of Bridgeway’s total assets), Industrials (11.58% of Bridgeway’s total assets) and Consumer Staples (10.06% of Bridgeway’s total assets) sectors. Within the Consumer Discretionary sector, TRW Automotive Holdings Corp. (1.30% of Bridgeway’s total assets) was among the largest contributors to Bridgeway’s performance, posting a triple-digit gain during the period. Likewise, several discount retailers, including Ross Stores Inc. (1.53% of Bridgeway’s total assets) and TJX Companies Inc. (1.86% of Bridgeway’s total assets), were among the largest contributors to Bridgeway’s performance with both posting double-digit gains. Dollar Tree Inc. and Family Dollar Stores were also among major contributors to Bridgeway’s performance during the year before both being completely sold from Bridgeway’s portion of the Fund’s portfolio. Within the Industrials sector, Union Pacific Corp. (2.33% of Bridgeway’s total assets), WW Grainger Inc. (1.20% of Bridgeway’s total assets) and Cummins Inc. (1.15% of Bridgeway’s total assets) were among large contributors to Bridgeway’s performance with each posting double-digit gains. Union Pacific Corp. (2.25% of the Fund’s total net assets) is also the Fund’s overall largest holding. Within the Consumer Staples sector, Estee Lauder Companies Inc. (2.92% of Bridgeway’s total assets) and Green Mountain Coffee Roasters Inc. (0.77% of Bridgeway’s total assets) were among large contributors to Bridgeway’s performance with both posting double-digit gains.

Also contributing to Bridgeway’s positive performance were several holdings in the Information Technology sector (27.67% of Bridgeway’s total assets), including Cognizant Technology Solutions Corp. (1.80% of Bridgeway’s total assets), F5 Networks Inc. (2.37% of Bridgeway’s total assets), Atmel Corp. (1.40% of Bridgeway’s total assets), and Apple Inc. (2.85% of Bridgeway’s total assets) with each posting double-digit gains.

Although the Information Technology sector was an overall contributor to Bridgeway’s performance, the largest individual detractor to Bridgeway’s performance during the year was Seagate Technology before being completely sold from Bridgeway’s portion of the Fund’s portfolio. Additional major detractors to Bridgeway’s performance within the Information Technology sector included Micron Technology Inc., Western Digital Corp. and Equinix Inc. before all three holdings being completely sold from Bridgeway’s portion of the Fund’s portfolio.

Additional major detractors to Bridgeway’s performance came from a broad range of sectors, including Health Care (11.32% of Bridgeway’s total assets), Energy (7.78% of Bridgeway’s total assets) and Consumer Discretionary (18.02% of Bridgeway’s total assets). Within the Health Care sector, Intuitive Surgical Inc. (1.26% of Bridgeway’s total assets) and Gilead Sciences Inc. (0.92% of Bridgeway’s total assets) both posted double-digit declines. Within the Energy sector, Diamond Offshore Drilling and Transocean Ltd. were major detractors to Bridgeway’s performance before both being completely sold from Bridgeway’s portion of the Fund’s portfolio. Likewise, Southwestern Energy Co. (1.13% of Bridgeway’s total assets) weighed negatively on Bridgeway’s performance and posted a double-digit loss. Within the Consumer Discretionary sector, ITT Educational Services Inc. (0.46% of Bridgeway’s total assets) and Priceline.com Inc. (1.42% of Bridgeway’s total assets) were major detractors to Bridgeway’s performance with both posting double-digit losses.

Westwood Management Corp. (49.83% of the Fund’s total assets)

Among the largest contributions to Westwood’s performance during the year were holdings within the Industrials (11.34% of Westwood’s total assets), Energy (14.74% of Westwood’s total assets), and Financials (20.31% of Westwood’s total assets) sectors. Within the Industrials sector, Cummins Inc. was the overall largest contributor to Westwood’s performance before being completely sold from Westwood’s portion of the Fund’s portfolio. Also within Industrials, Honeywell International Inc. (2.19% of Westwood’s total assets), Union Pacific Corp. (2.18% of Westwood’s total assets), Deere & Co. (1.07% of Westwood’s total assets), and Caterpillar Inc. (1.23% of Westwood’s total assets) were among large contributors to Westwood’s performance with each posting double-digit gains. Union Pacific Corp. (2.25% of the Fund’s total net assets) is also the Fund’s overall largest holding. Within the Energy sector, Anadarko Petroleum Corp. (2.08% of Westwood’s total assets), National-Oilwell Varco Inc. (1.04% of Westwood’s total assets), and Occidental Petroleum Corp. (2.21% of Westwood’s total assets) were among the largest contributors to Westwood’s performance with each posting double-digit gains. Chevron Corp. (3.04% of Westwood’s total assets) and Exxon Mobil Corp. (2.09% of Westwood’s total assets) were also among large contributors to Westwood’s performance posting double-digit and single-digit gains, respectively. Chevron Corp. (2.03% of the Fund’s total net assets) and Exxon Mobil Corp. (1.57% of the Fund’s total net assets) are also the Fund’s second-largest and seventh-largest holdings, respectively. Within the Financials sector, Ameriprise Financial Inc. (2.05% of Westwood’s total assets), MetLife Inc. (2.07% of Westwood’s total assets), Wells Fargo & Co. (3.05% of Westwood’s total assets) and ACE Ltd. (1.90% of Westwood’s total assets) were among the largest contributors to Westwood’s performance with each posting double-digit gains. Wells Fargo & Co. (1.82% of the Fund’s total net assets) is also the Fund’s fourth largest holding.

Also contributing to Westwood’s positive performance were several holdings in the Consumer Discretionary sector (9.97% of Westwood’s total assets), including Comcast Corp. (1.97% of Westwood’s total assets), DIRECTV (1.76% of Westwood’s total assets) and The Walt Disney Co. (2.03% of Westwood’s total assets) with each posting double-digit gains.

Although the Information Technology (13.05% of Westwood’s total assets) sector was an overall contributor to Westwood’s performance, Western Digital Corp. was the largest individual detractor to Westwood’s performance during the year before being completely sold from the Fund’s portfolio. Also within the Information Technology sector, Cisco Systems Inc. (1.89% of Westwood’s total assets) and Microsoft Corp. (2.00% of Westwood’s total assets) were also among large detractors to Westwood’s performance posting double-digit and single-digit losses, respectively.

Additional major detractors to Westwood’s performance came from a broad range of sectors, including, Financials (20.31% of Westwood’s total assets) and Health Care (12.71% of Westwood’s total assets). Within the Financials sector, BlackRock Inc. was among the largest detractors to Westwood’s performance before being completely sold from the Fund’s portfolio. Likewise, within the Financials sector, Bank of America Corp. (2.20% of Westwood’s total assets) was a major detractor and posted a double-digit loss. Within the Health Care sector, Baxter International Inc. was a major detractor to Westwood’s performance before being completely sold from Westwood’s portion of the Fund’s portfolio. Abbott Laboratories (1.92% of Westwood’s total assets) and Teva Pharmaceutical Industries Inc. (1.02% of Westwood’s total assets) were other Health Care holdings that detracted from Westwood’s performance with both posting single-digit losses during the year.

Financial highlights for this Fund can be found on pages 178-179.

State Farm Small/Mid Cap Equity Fund Management’s Discussion of Fund Performance

Overview

Describe the Fund’s investment objective and philosophy.

The State Farm Small/Mid Cap Equity Fund (the “Fund”) is sub-advised by Bridgeway Capital Management, Inc. (“Bridgeway”) and Rainier Investment Management, Inc. (“Rainier”). Bridgeway and Rainier each manage approximately one-half of the Fund’s assets. State Farm Investment Management Corp. monitors the performance of the sub-advisers and the split of the Fund’s portfolio between the sub-advisers. The benchmark for the Fund is the Russell 2500® Index (the “Index”).

The Fund seeks long-term growth of capital. In doing so, the Fund invests primarily in small- and mid-capitalization stocks issued by U.S. companies. An allocation to small- and mid-cap stocks allows for investment exposure to some companies in the earlier stages of development relative to more mature, larger capitalization companies. Bridgeway invests in those companies that are smaller than the largest 500 U.S. companies as measured by market capitalization. Rainier invests in U.S. companies with market capitalizations within the range of companies included in the Russell Midcap® Index1.

Bridgeway selects stocks using its proprietary, quantitative investment models to identify small- and mid-cap “value” stocks. Bridgeway defines a “value” stock as one that it believes is priced cheaply relative to some financial measures of worth, such as the ratio of price to earnings, price to sales, or price to cash flow. Rainier utilizes fundamental analysis to invest its segment of the Fund in companies it believes have prospects of strong earnings growth and attractive overall business fundamentals, selling at what it believes to be reasonable valuations.

Describe the relevant market environment as it related to the Fund for the reporting period.

The market environment was influenced by many positive factors including: generally subdued inflation, improving corporate earnings, and modest positive growth in Gross Domestic Product (GDP). In addition, the Federal Reserve maintained an accommodative monetary policy by leaving the Fed Funds Rate unchanged in a target range of 0% to 0.25% throughout 2010. In late-November, the Federal Reserve also announced that it would purchase an additional $600 billion of U.S. Treasuries by the middle of 2011 in an effort to help stimulate the economy (a policy known as “quantitative easing”). However, the market environment was not without its challenges throughout the year. During the summer months, May through August, equity markets were especially volatile on concerns about ongoing sovereign debt issues in several European countries, including Portugal, Italy, Ireland, Greece and Spain. In addition, high levels of unemployment in the U.S. persisted throughout the entire year, bringing into question the strength and sustainability of a budding economic recovery.

During the year, both oil and gold prices rose. Oil prices began the period at around $79/barrel and rose to over $91/ barrel by the end of December 2010, an increase of over 15% for the 12-month period. Gold prices began the period at around $1,095 per troy ounce and increased to over $1,421/oz. by the end of December 2010, an increase of over 29% for the 12-month period.

The U.S. dollar rose against the 16-nation Euro (€) during the period as concerns of the sovereign debt crisis in Europe led investors to seek the relative safety of the U.S. dollar. During calendar year 2010, the U.S. dollar rose by approximately 7% to $1.34/€. Versus the British pound (£), the U.S. dollar rose by approximately 4% during the period to $1.56/£.

For the year ended December 31, 2010, the Index posted a total return of 26.71%.

Growth stocks, as represented by the Russell 2500® Growth Index, produced a total return of 28.86%, which outperformed value stocks, as represented by the Russell 2500® Value Index, which experienced a total return of 24.82%2.

[1]

The Russell Midcap Index measures performance of the 800 smallest companies (27% of total capitalization) in the Russell 1000, with weighted average market capitalization of approximately $7.9 billion, median capitalization of $4.2 billion, and market capitalization of the largest company $22.1 billion.

[2]

The Russell 2500 Growth Index measures the performance of the small to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2500 Value Index measures the performance of the small to midcap value segment of the U.S. equity universe. It includes those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.

Provide an illustration of the Fund’s investments.

Fund Composition*

(unaudited)

*	Illustrated by Sector and based on total net assets as of December 31, 2010. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

How did the Fund perform during the reporting period?

Legacy Class A shares of the State Farm Small/Mid Cap Equity Fund finished 2010 with a total return of 22.40% (without sales charges) for the 12 month period. The Fund underperformed the 26.71% total return of the Russell 2500 Index over the same time period. The line graphs and tables below provide additional perspective on the Fund’s long term results.

Comparison of change in value of $10,000 investment

for the periods ended December 31, including applicable sales charges

*	From 05/01/2006.

The performance data quoted represents past performance and does not guarantee future results. Returns on the line graph reflect maximum sales charges of: 5% for Class A shares at initial investment; and 2% for Class B shares at the end of the most recent fiscal year. See the next page for the performance of the Fund’s other classes, which may be greater than or less than the lines shown above for Class A and Class B shares because of differing loads and expenses between share classes. Returns in the table above reflect maximum sales charges of: 5% for all Class A shares and for Class B shares at one year; and 2% for Class B shares Life of Class performance. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[1]

The Russell 2500® Index measures the performance of the 2,500 smallest securities in the Russell 3000® Index, which represents approximately 20% of the total market capitalization of the Russell 3000 Index. Unlike an investment in the Small/Mid Cap Equity Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Comparison of change in value of $10,000 investment

for the periods ended December 31, including applicable sales charges

*	Institutional shares from 02/28/2002. Class R-1, Class R-2 and Class R-3 shares from 09/13/2004.

The performance data quoted represents past performance and does not guarantee future results. Legacy Class A shares performance on the line graph reflects a maximum sales charge of 3% at initial investment. Institutional, Class R-1, Class R-2 and Class R-3 shares performance may be greater than or less than the lines shown for Legacy Class A and Legacy Class B shares because of differing loads and expenses between the share classes. Returns in the table above reflect maximum sales charges of: 3% for all Legacy Class A shares and for Legacy Class B shares at one year; and 2% for Legacy Class B shares at five years. Legacy Class B shares performance at ten years does not reflect conversion to Legacy Class A shares. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. See the preceding page for the performance of Class A and Class B shares.

[1]

The Russell 2500® Index measures the performance of the 2,500 smallest securities in the Russell 3000® Index, which represents approximately 20% of the total market capitalization of the Russell 3000 Index. Unlike an investment in the Small/Mid Cap Equity Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Performance Analysis

What factors helped and hindered performance during the reporting period?

During the 1-year period ended December 31, 2010, Bridgeway and Rainier generated portfolio returns (before fees and expenses) of 19.10% and 28.78%, respectively, compared to a 26.71% return for the Index over the same time period.

There were 214 equity and registered investment company holdings in the Fund totaling approximately $168.2 million in assets at the end of the reporting period compared to 210 holdings and approximately $133.1 million in assets one-year earlier.

Below are discussions concerning the performance and individual investments made by Bridgeway and Rainier during the course of the reporting period.

Bridgeway Capital Management, Inc. (47.62% of the Fund’s total assets)

Among the largest contributions to Bridgeway’s performance during the year were holdings within the Financials (33.94% of Bridgeway’s total assets), Consumer Discretionary (9.27% of Bridgeway’s total assets), and Health Care (6.29% of Bridgeway’s total assets) sectors. Within the Financials sector, World Acceptance Corp. (1.53% of Bridgeway’s total assets), EZCORP Inc. (1.28% of Bridgeway’s total assets), and Nelnet Inc. (0.94% of Bridgeway’s total assets) were among large contributors to Bridgeway’s performance with each posting double-digit gains. Likewise, One Liberty Properties, Inc. (1.74% of Bridgeway’s total assets), a part of the Financials sector, was also a large contributor, posting a triple-digit gain. One Liberty Properties, Inc. (0.84% of the Fund’s total net assets) is also the Fund’s seventh-largest holding. Within the Consumer Discretionary sector, Pier 1 Imports Inc. (1.14% of Bridgeway’s total assets) was among the largest contributors to Bridgeway’s performance, posting a double-digit gain. Likewise, Belo Corp. and Jo-Ann Stores Inc. were also among major contributors to Bridgeway’s performance before both holdings were completely sold from Bridgeway’s portion of the Fund’s portfolio. Within Health Care, ev3 Inc. was among the largest contributors to Bridgeway’s performance before being completely sold from Bridgeway’s portion of the Fund’s portfolio. Healthspring, Inc. (1.82% of Bridgeway’s total assets) and Par Pharmaceutical Companies Inc. (1.64% of Bridgeway’s total assets) both posted double-digit gains and were among the largest contributors to Bridgeway’s performance. Healthspring, Inc. (0.87% of the Fund’s total net assets) is also the Fund’s sixth-largest holding.

Within the Telecommunication Services (3.52% of Bridgeway’s total assets), Vonage Holdings Corp. (0.88% of Bridgeway’s total assets) was also a major contributor to Bridgeway’s performance, posting double-digit gains. Likewise, Polypore International Inc. within the Industrials (13.15% of Bridgeway’s total assets) sector, was among the largest contributors to Bridgeway’s performance before being completely sold from the Fund.

Among the largest detractors to Bridgeway’s performance during the year were holdings within the Information Technology (9.65% of Bridgeway’s total assets), Energy (7.84% of Bridgeway’s total assets) and Industrials (13.16% of Bridgeway’s total assets) sectors. Within Information Technology, Unisys Corp (1.22% of Bridgeway’s total assets) was among the largest detractors to Bridgeway’s performance, declining by double digits. Within Information Technology, Agilysys Inc., Wave Systems Corp., and Super Micro Computer Inc. were also major detractors to Bridgeway’s performance before all three holdings were sold completely from the Fund.

Although the Energy sector was an overall contributor to Bridgeway’s performance, major individual detractors to Bridgeway’s performance during the year were Callon Petroleum Co., Newpark Resources Inc., and Natural Gas Services Group before all three holdings were completely sold from the Fund.

Within Industrials, M & F Worldwide Corp. (0.96% of Bridgeway’s total assets) and International Shipholding Corp. (0.61% of Bridgeway’s total assets) were major detractors to Bridgeway’s performance with both posting double-digit declines. Likewise, Insteel Industries Inc. was a major detractor before being completely sold from the Fund.

Rainier Investment Management, Inc. (52.38% of the Fund’s total assets)

Among the largest contributions to Rainer’s performance during the year were holdings within the Industrials (19.90% of Rainier’s total assets), Energy (8.69% of Rainier’s total assets), and Financials (16.91% of Rainier’s total assets) sectors. Within Industrials, Cummins Inc. (1.39% of Rainier’s total assets) was the largest overall contributor to Rainier’s performance for the year, posting a triple-digit return. Likewise, Kennametal Inc. (1.43% of Rainier’s total assets), Chicago Bridge & Iron Co. (1.57% of Rainier’s total assets) and MSC Industrial Direct Company Inc. (1.37% of Rainier’s total assets) were also among the largest contributors to Rainier’s performance with each posting double-digit gains. Chicago Bridge & Iron Co. (0.82% of the Fund’s total net assets) was also the Fund’s ninth-largest holding. Within the Energy sector, Whiting Petroleum Corp. (2.18% of Rainier’s total assets) posted a triple-digit gain during the year while Concho Resources Inc. (1.46% of Rainier’s total assets) and Oceaneering International Inc. (1.21% of Rainier’s total assets) both posted double-digit gains. Whiting Petroleum Corp. (1.15% of the Fund’s total net assets) is also the Fund’s second-largest holding. Within Financials, Ameriprise Financial Inc. (2.08% of Rainier’s total assets) and Affiliated

Managers Group Inc. (1.53% of Rainier’s total assets) were major contributors to Rainier’s performance with both posting double-digit gains. Ameriprise Financial Inc. (1.09% of the Fund’s total net assets) and Affiliated Managers Group Inc. (0.80% of the Fund’s total net assets) are also the Fund’s third- and tenth-largest holdings, respectively.

Also contributing to Rainier’s positive performance was Materials holding Walter Energy Inc. (1.23% of Rainier’s total assets) which posted a double-digit gain.

Although the Materials sector was an overall contributor to Rainier’s performance, the largest individual detractor to Rainier’s performance during the year was Cliffs Natural Resources Inc., before being completely sold from the Fund.

Additional major detractors to Rainier’s performance came from a broad range of sectors, including Information Technology (17.11% of Rainier’s total assets), Industrials (19.90% of Rainier’s total assets) and Consumer Discretionary (14.80% of Rainier’s total assets). Within Information Technology, Palm Inc. and NVIDIA Corp. were major detractors before both were completely sold from Rainier’s portion of the Fund’s portfolio. Within Industrials, AMR Corp., Avery Dennison Corp., and FTI Consulting Inc. were major detractors before all three holdings were completely sold from Rainier’s portion of the Fund’s portfolio. Within the Consumer Discretionary sector, DeVry Inc. was a major detractor to Rainier’s performance before being completely sold from Rainier’s portion of the Fund’s portfolio.

Within Utilities (2.95% of Rainier’s total assets), AES Corp. (1.50% of Rainer’s total assets) was also a major detractor to Rainier’s performance, posting a single-digit decline.

Financial highlights for this Fund can be found on pages 180-181.

State Farm International Equity Fund Management’s Discussion of Fund Performance

Overview

Describe the Fund’s investment objective and philosophy.

The State Farm International Equity Fund (the “Fund”) is sub-advised by Marsico Capital Management, Inc. (“Marsico”) and Northern Cross, LLC (“Northern Cross”). Marsico and Northern Cross each manage approximately one-half of the Fund’s assets. State Farm Investment Management Corp. monitors the performance of the sub-advisers and the split of the Fund’s portfolio between the sub-advisers. The benchmark for the Fund is the MSCI All Country World Index (ACWI) ex-U.S (the “Index”).

The Fund seeks long-term growth of capital and invests primarily in large cap stocks in developed international markets. Marsico invests its portion of the Fund primarily in foreign equity securities issued by companies that it selects for their long-term growth potential. Northern Cross invests its portion of the Fund primarily in foreign equity securities issued by companies that it believes have the potential for long-term margin expansion.

Marsico may invest its portion of the Fund in an unlimited number of companies of any size throughout the world, and normally invests in the securities of issuers that are economically tied to at least four different foreign countries. In selecting investments for the Fund, Marsico uses an approach that combines ‘top-down’ macroeconomic analysis with ‘bottom-up’ stock selection. Northern Cross focuses on equities priced cheaply relative to some financial measure of worth, such as ratios of price to earnings, price to sales or price to cash flow. Under normal market conditions Northern Cross will invest its portion of the Fund in 70-90 companies with a diversified representation of sectors. In selecting securities for the Fund, Northern Cross gives careful consideration to currency, political stability and other effects of international investing. The Fund allows investments in emerging or developing markets. As of December 31, 2010, the Fund had 18.96% of total net assets invested in emerging markets.

Describe the relevant market environment as it relates to the Fund for the reporting period.

International equity markets, as represented by the Index, had a total return of 11.15% for the reporting period, underperforming U.S. equity markets. Several factors, including a sovereign debt crisis in parts of Europe and resulting bailouts for Greece and Ireland by the European Union (EU) and International Monetary Fund (IMF), helped to push down the returns of overseas markets below the returns of the U.S. markets. All performance information included in this discussion is quoted in U.S. dollars.

The U.S. market environment was influenced by many positive factors including: generally subdued inflation, improving corporate earnings, and modest positive growth in Gross Domestic Product (GDP). In addition, the Federal Reserve maintained an accommodative monetary policy by leaving the Fed Funds Rate unchanged in a target range of 0% to 0.25% throughout 2010. In late November, the Federal Reserve also announced that it would purchase an additional $600 billion of U.S. Treasuries by the middle of 2011 in an effort to help stimulate the economy (a policy known as “quantitative easing”). However, the market environment was not without its challenges throughout the year. During the summer months, May through August, equity markets were especially volatile on concerns about ongoing sovereign debt issues in several European countries, including Portugal, Italy, Ireland, Greece and Spain. In addition, high levels of unemployment in the U.S. persisted throughout the entire year, bringing into question the strength and sustainability of a budding U.S. economic recovery.

During the year, both oil and gold prices rose. Oil prices began the period at around $79/barrel and rose to over $91/ barrel by the end of December 2010, an increase of over 15% for the 12-month period. Gold prices began the period at around $1,095 per troy ounce and increased to over $1,421/oz. by the end of December 2010, an increase of over 29% for the 12-month period.

The U.S. dollar rose against the 16-nation Euro (€) during the period as concerns of the sovereign debt crisis in Europe led investors to seek the relative safety of the U.S. dollar. During calendar year 2010, the U.S. dollar rose by approximately 7% to $1.34/€. Versus the British pound (£), the U.S. dollar rose by approximately 4% during the period to $1.56/£.

In addition to the bailouts of Greece and Ireland, the EU and IMF created a €750 billion European Financial Stability Facility to help prevent defaults by other highly indebted countries in the euro zone. The funds did help calm European markets for awhile, but by the end of the year, the creation of a permanent bailout fund was being planned.

Pacific stocks lagged other regions following a year of appreciating currencies and fears of a slowdown in global economic growth. Prime Ministers in Japan and Australia resigned in 2010, contributing to unsettling political changes in the region.

Provide an illustration of the Fund’s investments.

Fund Composition*

(unaudited)

*	Based on total net assets as of December 31, 2010. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

**	Represents 16 other countries, each of which represents less than 2% of net assets.

How did the Fund perform during the reporting period?

For the 1-year ended December 31, 2010, Legacy Class A shares of the State Farm International Equity Fund had a total return of 11.72% (without sales charges) compared to an 11.15% total return for the MSCI ACWI ex-U.S Index. The line graphs and tables below provide additional perspective on the Fund’s long term results.

Comparison of change in value of $10,000 investment

for the periods ended December 31, including applicable sales charges

*	From 05/01/2006.

The performance data quoted represents past performance and does not guarantee future results. Returns on the line graph reflect maximum sales charges of: 5% for Class A shares at initial investment; and 2% for Class B shares at the end of the most recent fiscal year. See the next page for the performance of the Fund’s other classes, which may be greater than or less than the lines shown above for Class A and Class B shares because of differing loads and expenses between share classes. Returns in the table above reflect maximum sales charges of: 5% for all Class A shares and for Class B shares at one year; and 2% for Class B shares Life of Class performance. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[1]

The MSCI® All Country World Index (ex-U.S.) (MSCI ACWI ex-U.S. Index) is a free float adjusted market capitalization index that is designed to measure equity market performance in global developed and emerging markets, excluding the United States. As of December 31, 2010, the MSCI AWCI ex-U.S. Index consisted of 44 developed and emerging market country indices. Unlike an investment in the International Equity Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Comparison of change in value of $10,000 investment

for the periods ended December 31, including applicable sales charges

*	Institutional shares from 02/28/2002. Class R-1, Class R-2 and Class R-3 shares from 09/13/2004.

The performance data quoted represents past performance and does not guarantee future results. Legacy Class A shares performance on the line graph reflects a maximum sales charge of 3% at initial investment. Institutional, Class R-1, Class R-2 and Class R-3 shares performance may be greater than or less than the lines shown for Legacy Class A and Legacy Class B shares because of differing loads and expenses between the share classes. Returns in the table above reflect maximum sales charges of: 3% for all Legacy Class A shares and for Legacy Class B shares at one year; and 2% for Legacy Class B shares at five years. Legacy Class B shares performance at ten years does not reflect conversion to Legacy Class A shares. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. See the preceding page for the performance of Class A and Class B shares.

[1]

The MSCI® All Country World Index (ex-U.S.) (MSCI ACWI ex-U.S. Index) is a free float adjusted market capitalization index that is designed to measure equity market performance in global developed and emerging markets, excluding the United States. As of December 31, 2010, the MSCI AWCI ex-U.S. Index consisted of 44 developed and emerging market country indices. Unlike an investment in the International Equity Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Performance Analysis

What factors helped and hindered performance during the reporting period?

During the 1-year period ended December 31, 2010, Marsico and Northern Cross each individually generated positive double-digit returns, with Marsico’s portion of the Fund slightly outperforming Northern Cross’ portion of the Fund. Below are discussions concerning individual investments made by Marsico and Northern Cross during the course of the reporting period.

Marsico Capital Management, LLC (49.60% of the Fund’s total assets)

Marsico achieved the greatest contribution to returns from holdings in Germany, Brazil, and Japan. As of December 31, 2010, these countries represented 11.02%, 8.19%, and 11.87% of Marsico’s total assets, respectively. From a sector perspective, the leading contributors to Marsico’s returns for the reporting period were holdings in Consumer Discretionary, Industrials, and Energy. These sectors represented 24.28%, 15.32%, and 6.70% of Marsico’s total assets, respectively, as of year-end.

The Fund’s holdings from Ireland, Italy, and Spain detracted the most from the Fund’s returns during the year. As of December 31, 2010, Spain represented 2.45% of Marsico’s total assets. Meanwhile, Covidien PLC and Fiat SpA, the only Ireland-based and Italy-based companies respectively held by Marsico, were sold during the year.

The largest contributor to Marsico’s performance came from The Swatch Group AG (2.83% of Marsico’s total assets), which had a double-digit gain. The Swatch Group AG was purchased by Marsico during the year . The next two largest contributors were Novo Nordisk A/S Class B (2.26% of Marsico’s total assets) and ICICI Bank Ltd. Sponsored ADR (3.12% of Marsico’s total assets), which each posted double-digit gains, respectively. Among the remaining top 5 contributors to Marsico’s performance were Industria de Diseno Textil SA (2.45% of Marsico’s total assets) and OGX Petroleo e Gas Participacoes SA (3.69% of Marsico’s total assets), which were both up double-digits.

The largest detractors from Marsico’s performance were Research In Motion Ltd., Telefonica SA, Banco Bilbao Vizcaya Argentaria SA, AXA SA, and Syngenta AG Reg., which all posted double-digit declines before being sold by Marsico during the year.

Northern Cross, LLC (50.40% of the Fund’s total assets)

Northern Cross achieved the greatest contribution to returns from holdings in Sweden, Denmark, and Switzerland. As of December 31, 2010, these countries represented 7.14%, 4.70%, and 12.94% of Northern Cross’ total assets, respectively. From a sector perspective, the leading contributors to Northern Cross’ returns for the reporting period were holdings in Industrials, Consumer Discretionary, and Materials. These sectors represented 15.68%, 6.66%, and 15.01% of Northern Cross’ total assets, respectively, as of year-end. Holdings in Energy detracted from returns during the year. As of December 31, 2010, Energy represented 10.49% of Northern Cross’ total assets.

The largest contributor to Northern Cross’ performance came from Novo Nordisk A/S Class B (3.63% of Northern Cross’ total assets), which posted a double-digit gain. The next two largest contributors were Atlas Copco AB Class A (2.53% of Northern Cross’ total assets) and Fanuc Corp. (2.87% of Northern Cross’ total assets), which each posted double-digit gains. Among the remaining top 5 contributors to Northern Cross’ performance were Compagnie Financiere Richemont SA Class A (2.05% of Northern Cross’ total assets) and Genting Berhad (1.72% of Northern Cross’ total assets), which each posted double-digit gains.

The largest detractor from Northern Cross’ performance came from BP PLC, which had a double-digit decline before being sold by Northern Cross during the year. The next two largest detractors were Petroleo Brasileiro SA Pfd. (2.49% of Northern Cross’ total assets) and AXA SA (1.40% of Northern Cross’ total assets), which each posted double-digit declines. Among the other top five detractors, respectively, were BNP Paribas (2.21% of Northern Cross’ total assets) and Compagnie de Saint Gobain (0.82% of Northern Cross’ total assets), which declined double-digits and single-digits, respectively, during the year.

Financial highlights for this Fund can be found on pages 182-183.

State Farm S&P 500 Index Fund Management’s Discussion of Fund Performance

Overview

Describe the Fund’s investment objective and philosophy.

The State Farm S&P 500 Index Fund (the “Fund”) seeks to approximate as closely as possible, before fees and expenses, the capitalization-weighted total rate of return of the Standard & Poor’s 500 Stock Index1(the “Index”). The Index tracks the common stock performance of 500 selected large U.S. companies in leading industries, and most of the common stocks in the Index are listed on the New York Stock Exchange. The weightings of stocks in the Index are based on each stock’s relative total float-adjusted market capitalization (stock price multiplied by the number of investable shares outstanding). The percentage of the Fund’s assets, through its investment in the Master Portfolio, invested in a given stock is approximately the same as the percentage such stock represents in the Index.

The State Farm S&P 500 Index Fund is organized as a “feeder fund” in a “master-feeder” structure. Instead of investing directly in individual securities, the feeder fund, which is offered to the public, invests all its assets in a corresponding Master Portfolio. It is the Master Portfolio that actually invests in individual securities. References to “the Fund” are to the feeder fund or the Master Portfolio, as the context requires.

BlackRock Fund Advisors (BlackRock) serves as the investment adviser to the Master Portfolio and BlackRock Institutional Trust Company, N.A. (BTC) serves as the administrator to the Master Portfolio.

Describe the relevant market environment as it related to the Fund for the reporting period.

The market environment was influenced by many positive factors including: generally subdued inflation, improving corporate earnings, and modest positive growth in Gross Domestic Product (GDP). In addition, the Federal Reserve maintained an accommodative monetary policy by leaving the Fed Funds Rate unchanged in a target range of 0% to 0.25% throughout 2010. In late November, the Federal Reserve also announced that it would purchase an additional $600 billion of U.S. Treasuries by the middle of 2011 in an effort to help stimulate the economy (a policy known as “quantitative easing”). However, the market environment was not without its challenges throughout the year. During the summer months, May through August, equity markets were especially volatile on concerns about ongoing sovereign debt issues in several European countries, including Portugal, Italy, Ireland, Greece and Spain. In addition, high levels of unemployment in the U.S. persisted throughout the entire year, bringing into question the strength and sustainability of a budding economic recovery.

During the year, both oil and gold prices rose. Oil prices began the period at around $79/barrel and rose to over $91/ barrel by the end of December 2010, an increase of over 15% for the 12-month period. Gold prices began the period at around $1,095 per troy ounce and increased to over $1,421/oz. by the end of December 2010, an increase of over 29% for the 12-month period.

The 12-month total return for the S&P 500 Index was 15.06% for the period ended December 31, 2010. The total return for the period reflected an increase in corporate earnings per share for the S&P 500 Index companies of approximately 47%, a contraction of the price/earnings valuation of the S&P 500 Index of approximately – 23%, and a dividend return of approximately 2.0%.

[1]

“S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by the State Farm Mutual Fund Trust. The State Farm S&P 500 Index Fund (the “Fund”) is not sponsored, endorsed, sold or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the Fund.

Provide an illustration of the Fund’s investments.

S&P 500 Stock Master Portfolio Composition*

(unaudited)

*	Illustrated by Sector and based on Long-Term Investments in the Master Portfolio as of December 31, 2010. Please refer to the Schedule of Investments for the Master Portfolio for details concerning Master Portfolio holdings and the Master Portfolio Information, both found later in this report.

How did the Fund perform during the reporting period?

For the 1-year period ended December 31, 2010, Legacy Class A shares of the State Farm S&P 500 Index Fund had a total return of 14.17% without sales charges compared to a 15.06% total return for the S&P 500 Index. The line graphs and tables below provide additional perspective on the Fund’s long term results.

Comparison of change in value of $10,000 investment

for the periods ended December 31, including applicable sales charges

*	From 05/01/2006.

The performance data quoted represents past performance and does not guarantee future results. Returns on the line graph reflect maximum sales charges of: 5% for Class A shares at initial investment; and 2% for Class B shares at the end of the most recent fiscal year. See the next page for the performance of the Fund’s other classes, which may be greater than or less than the lines shown above for Class A and Class B shares because of differing loads and expenses between share classes. Returns in the table above reflect maximum sales charges of: 5% for all Class A shares and for Class B shares at one year; and 2% for Class B shares Life of Class performance. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[1]

The S&P 500® Index tracks the common stock performance of large U.S. companies in the manufacturing, utilities, transportation, and financial industries. In total, the S&P 500 is comprised of 500 common stocks. Unlike an investment in the S&P 500 Index Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Comparison of change in value of $10,000 investment

for the periods ended December 31, including applicable sales charges

*	Institutional shares from 02/28/2002. Class R-1, Class R-2 and Class R-3 shares from 09/13/2004.

The performance data quoted represents past performance and does not guarantee future results. Legacy Class A shares performance on the line graph reflects a maximum sales charge of 3% at initial investment. Institutional, Class R-1, Class R-2 and Class R-3 shares performance may be greater than or less than the lines shown for Legacy Class A and Legacy Class B shares because of differing loads and expenses between the share classes. Returns in the table above reflect maximum sales charges of: 3% for all Legacy Class A shares and for Legacy Class B shares at one year; and 2% for Legacy Class B shares at five years. Legacy Class B shares performance at ten years does not reflect conversion to Legacy Class A shares. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. See the preceding page for the performance of Class A and Class B shares.

[1]

The S&P 500® Index tracks the common stock performance of large U.S. companies in the manufacturing, utilities, transportation, and financial industries. In total, the S&P 500 is comprised of 500 common stocks. Unlike an investment in the S&P 500 Index Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Performance Analysis

What factors helped and hindered performance during the reporting period?

The Fund satisfactorily tracked the total return of the Index in 2010, before fees and expenses that are not found within the Index. The Index finished the year with a total return of 15.06%. All ten of the Index’s sectors posted gains for the year.

Sector	Index Weighting (as of December 31, 2010)	Gain for Year
Information Technology	18.65%	9%
Financials	16.06%	11%
Energy	12.03%	18%
Industrials	10.95%	24%
Health Care	10.91%	1%
Consumer Staples	10.63%	11%
Consumer Discretionary	10.63%	26%
Materials	3.74%	20%
Utilities	3.30%	1%
Telecommunication Services	3.11%	12%

The Fund’s top ten holdings largely had a positive year, with eight of the ten finishing the year with a gain.

The largest gain among the top ten holdings belonged to number two holding Apple, Inc. (2.56% of total net assets), part of the Information Technology sector, up double-digits. Other fund top ten holdings that were part of the Information Technology sector had mixed performance. Number three holding Microsoft Corp. (1.82% of total net assets) declined for the year, while number six holding International Business Machines Corp. (1.58% of total net assets) finished the year with a double-digit gain.

Number one holding Exxon Mobil Corp. (3.19% of total net assets) and number five holding Chevron Corp. (1.59% of total net assets) were part of the Energy sector. Both ended 2010 in positive territory, with Chevron up double-digits while Exxon finished with a gain in the single-digits.

Performance of the Fund’s remaining top ten holdings includes number four holding General Electric Co. (1.69% of total net assets) with a double-digit gain; number seven holding Procter & Gamble Co. (1.56% of total net assets), number eight holding AT&T, Inc.

(1.50% of total net assets), and number ten holding JP Morgan Chase & Co. (1.43% of total net assets) with gains in the single-digits; and number nine holding Johnson & Johnson (1.47% of total net assets) finished the year with a price decline.

Financial highlights for this Fund can be found on pages 184-185.

State Farm Small Cap Index Fund Management’s Discussion of Fund Performance

Overview

Describe the Fund’s investment objective and philosophy.

The State Farm Small Cap Index Fund (the “Fund”) seeks to approximate as closely as possible, before fees and expenses, the capitalization-weighted total rate of return of the Russell 2000®Index1 (the “Index”). The Index measures the performance of the small-capitalization sector of the U.S. equity market and consists of the smallest 2,000 companies in the Russell 3000® Index. The weightings of stocks in the Index are based on each stock’s relative total market capitalization (stock price multiplied by the number of shares outstanding).

The State Farm Small Cap Index Fund is sub-advised by Northern Trust Investments, Inc. (“Northern Trust”). State Farm Investment Management Corp. monitors the investment performance of Northern Trust in sub-advising the Fund.

Describe the relevant market environment as it related to the Fund for the reporting period.

Major U.S. equity market indexes had a strong year during 2010 as small capitalization stocks, as represented by the Index, finished the reporting period with a total return of 26.86%. In comparison, large capitalization stocks, as represented by the Russell 1000® Index2, had a total return of 16.10% for the year.

The market environment was influenced by many positive factors including: generally subdued inflation, improving corporate earnings, and modest positive growth in Gross Domestic Product (GDP). In addition, the Federal Reserve maintained an accommodative monetary policy by leaving the Fed Funds Rate unchanged in a target range of 0% to 0.25% throughout 2010. In late November, the Federal Reserve also announced that it would purchase an additional $600 billion of U.S. Treasuries by the middle of 2011 in an effort to help stimulate the economy (a policy known as “quantitative easing”). However, the market environment was not without its challenges throughout the year. During the summer months, May through August, equity markets were especially volatile on concerns about ongoing sovereign debt issues in several European countries, including Portugal, Italy, Ireland, Greece and Spain. In addition, high levels of unemployment in the U.S. persisted throughout the entire year, bringing into question the strength and sustainability of a budding economic recovery.

During the year, both oil and gold prices rose. Oil prices began the period at around $79/barrel and rose to over $91/ barrel by the end of December 2010, an increase of over 15% for the 12-month period. Gold prices began the period at around $1,095 per troy ounce and increased to over $1,421/oz. by the end of December 2010, an increase of over 29% for the 12-month period.

[1]

The Russell 2000® Index is a trademark/service mark, and Russell® is a trademark of the Frank Russell Company, doing business as Russell Investment Group (“Russell”). The State Farm Small Cap Index Fund (the “Fund”) is not sponsored, endorsed, sold or promoted by, nor in any way affiliated with Russell. Russell is not responsible for and has not reviewed the Fund nor any associated literature or publications and Russell makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

[2]

The Russell 1000® Index is a market-capitalization weighted index that tracks the largest 1000 companies in the Russell 3000® Index, which represents approximately 98% of the investable U.S. equity market.

Provide an illustration of the Fund’s investments.

Fund Composition*

(unaudited)

*	Illustrated by Sector and based on total net assets as of December 31, 2010. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

How did the Fund perform during the reporting period?

For the 1-year period ended December 31, 2010, Legacy Class A shares of the State Farm Small Cap Index Fund had a total return of 25.65% without sales charges compared to a 26.86% total return for the Russell 2000 Index. The line graphs and tables below provide additional perspective on the Fund’s long term results.

Comparison of change in value of $10,000 investment for the periods ended December 31, including applicable sales charges

*	From 05/01/2006.

The performance data quoted represents past performance and does not guarantee future results. Returns on the line graph reflect maximum sales charges of: 5% for Class A shares at initial investment; and 2% for Class B shares at the end of the most recent fiscal year. See the next page for the performance of the Fund’s other classes, which may be greater than or less than the lines shown above for Class A and Class B shares because of differing loads and expenses between share classes. Returns in the table above reflect maximum sales charges of: 5% for all Class A shares and for Class B shares at one year; and 2% for Class B shares Life of Class performance. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[1]

The Russell 2000® Index tracks the common stock performance of the 2,000 smallest U.S. companies in the Russell 3000® Index, which represents approximately 10% of the total capitalization of the Russell 3000® Index. Unlike an investment in the Small Cap Index Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Comparison of change in value of $10,000 investment for the periods ended December 31, including applicable sales charges

*	Institutional shares from 02/28/2002. Class R-1, Class R-2 and Class R-3 shares from 09/13/2004.

The performance data quoted represents past performance and does not guarantee future results. Legacy Class A shares performance on the line graph reflects a maximum sales charge of 3% at initial investment. Institutional, Class R-1, Class R-2 and Class R-3 shares performance may be greater than or less than the lines shown for Legacy Class A and Legacy Class B shares because of differing loads and expenses between the share classes. Returns in the table above reflect maximum sales charges of: 3% for all Legacy Class A shares and for Legacy Class B shares at one year; and 2% for Legacy Class B shares at five years. Legacy Class B shares performance at ten years does not reflect conversion to Legacy Class A shares. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. See the preceding page for the performance of Class A and Class B shares.

[1]

The Russell 2000® Index tracks the common stock performance of the 2,000 smallest U.S. companies in the Russell 3000® Index, which represents approximately 10% of the total capitalization of the Russell 3000® Index. Unlike an investment in the Small Cap Index Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Performance Analysis

What factors helped and hindered performance during the reporting period?

The Fund satisfactorily tracked the return of the Index for the year ended December 31, 2010, before fees and expenses that are not found within the Index.

Within the Index, all ten industry sectors delivered positive performance results for the period. The Information Technology sector (18.49% Index weighting), Materials sector (5.67% Index weighting), and Energy sector (6.40% Index weighting) led the way, with gains of 34%, 33%, and 33%, respectively. The Consumer Discretionary sector (13.69% Index weighting) was close behind, with a gain of 32%.

Four of the top ten holdings this year were part of the Information Technology Sector. Number one holding Riverbed Technology Inc. (0.37% of total net assets), number two holding VeriFone Systems Inc. (0.28% of total net assets), and number three holding TIBCO Software Inc. (0.27% of total net assets) all posted triple-digit gains for 2010. Number six holding Rackspace Hosting Inc. (0.26% of total net assets) finished 2010 with a double-digit gain.

Two of the top ten holdings were from the Consumer Discretionary sector. Number seven holding Deckers Outdoor Corp. (0.26% of total net assets) and number eight holding Sotheby’s (0.25% of total net assets) both had triple-digit gains for 2010.

Performance of the Fund’s remaining top ten holdings includes number four holding Brigham Exploration Co. (0.27% of total net assets) and number nine holding Baldor Electric Co. (0.24% of total net assets), both with triple-digit gains. Number five holding Nordson Corp. (0.26% of total net assets) and number ten holding Hecla Mining Co. (0.24% of total net assets) ended 2010 with double-digit gains.

The annual reconstitution of holdings within the Russell indices occurred on June 25, 2010. For the Index, the one-time 2010 reconstitution resulted in 255 companies being added to the Index while 227 companies were removed from the Index, a turnover of 9.50%.

Financial highlights for this Fund can be found on pages 186-187.

State Farm International Index Fund Management’s Discussion of Fund Performance

Overview

Describe the Fund’s investment objective and philosophy.

The State Farm International Index Fund (the “Fund”) seeks investment results that approximate as closely as possible the price and yield performance, before fees and expenses, of the Morgan Stanley Capital International EAFE Free Index1 (the “Index”). The Index is a capitalization-weighted index that currently includes stocks of companies located in 16 European countries, Australia, New Zealand, Hong Kong, Japan and Singapore.

The Fund is sub-advised by Northern Trust Investments, Inc. (“Northern Trust”). State Farm Investment Management Corp. monitors the investment performance of Northern Trust in sub-advising the Fund.

Describe the relevant market environment as it related to the Fund for the reporting period.

International equity markets, as represented by the Index, finished the reporting period up with a total return of 7.75%, underperforming U.S. equity markets. Several factors, including a sovereign debt crisis in parts of Europe and resulting bailouts for Greece and Ireland by the European Union (EU) and International Monetary Fund (IMF), helped to push down the returns of overseas markets below the returns of the U.S. markets. All performance information included in this discussion is quoted in U.S. dollars.

The U.S. market environment was influenced by many positive factors including: generally subdued inflation, improving corporate earnings, and modest positive growth in Gross Domestic Product (GDP). In addition, the Federal Reserve maintained an accommodative monetary policy by leaving the Fed Funds Rate unchanged in a target range of 0% to 0.25% throughout 2010. In late November, the Federal Reserve also announced that it would purchase an additional $600 billion of U.S. Treasuries by the middle of 2011 in an effort to help stimulate the economy (a policy known as “quantitative easing”). However, the market environment was not without its challenges throughout the year. During the summer months, May through August, equity markets were especially volatile on concerns about ongoing sovereign debt issues in several European countries, including Portugal, Italy, Ireland, Greece and Spain. In addition, high levels of unemployment in the U.S. persisted throughout the entire year, bringing into question the strength and sustainability of a budding economic recovery.

During the year, both oil and gold prices rose. Oil prices began the period at around $79/barrel and rose to over $91/ barrel by the end of December 2010, an increase of over 15% for the 12-month period. Gold prices began the period at around $1,095 per troy ounce and increased to over $1,421/oz. by the end of December 2010, an increase of over 29% for the 12-month period.

The U.S. dollar rose against the 16-nation Euro (€) during the period as concerns of the sovereign debt crisis in Europe led investors to seek the relative safety of the U.S. dollar. During calendar year 2010, the U.S. dollar rose by approximately 7% to $1.34/€. Versus the British pound (£), the U.S. dollar rose by approximately 4% during the period to $1.56/£.

In addition to the bailouts of Greece and Ireland, the EU and IMF created a €750 billion European Financial Stability Facility to help prevent defaults by other highly indebted countries in the euro zone. The funds did help calm European markets for a while, but by the end of the year the creation of a permanent bailout fund was being planned.

Pacific stocks lagged other regions, following a year of appreciating currencies and fears of a slowdown in global economic growth. Prime Ministers in Japan and Australia resigned in 2010, contributing to unsettling political changes in the region.

[1]

The EAFE Free Index is a trademark, service mark and the exclusive property of Morgan Stanley Capital International, Inc. (“MSCI”) and its affiliates and has been licensed for use by the State Farm Mutual Fund Trust (the “Trust”). The State Farm International Index Fund (the “Fund”), based on the EAFE Free Index, has not been passed on by MSCI as to its legality or suitability, and is not issued, sponsored, endorsed, sold or promoted by MSCI. MSCI makes no warranties and bears no liability with respect to the Fund. MSCI has no responsibility for and does not participate in the management of the Fund assets or sale of the Fund shares. The Trust’s Prospectus contains a more detailed description of the limited relationship MSCI has with the Trust and the Fund.

Provide an illustration of the Fund’s investments.

Fund Composition*

(unaudited)

*	Based on total net assets as of December 31, 2010. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

**	Represents 11 other countries, each of which represents less than 2% of net assets.

How did the Fund perform during the reporting period?

For the 1-year period ended December 31, 2010, Legacy Class A shares of the State Farm International Index Fund had a total return of 6.58% without sales charges compared to a 7.75% total return for the MSCI EAFE Free Index. The line graphs and tables below provide additional perspective on the Fund’s long term results.

Comparison of change in value of $10,000 investment for the periods ended December 31, including applicable sales charges

*	From 05/01/2006.

The performance data quoted represents past performance and does not guarantee future results. Returns on the line graph reflect maximum sales charges of: 5% for Class A shares at initial investment; and 2% for Class B shares at the end of the most recent fiscal year. See the next page for the performance of the Fund’s other classes, which may be greater than or less than the lines shown above for Class A and Class B shares because of differing loads and expenses between share classes. Returns in the table above reflect maximum sales charges of: 5% for all Class A shares and for Class B shares at one year; and 2% for Class B shares Life of Class performance. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[1]

The Morgan Stanley Capital International Europe, Australasia and Far East Free (EAFE® Free) Index currently measures the performance of stock markets of Europe, Australia, New Zealand, and the Far East. Historically, the EAFE Free took into account local market restrictions on share ownership by foreigners. Unlike an investment in the International Index Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Comparison of change in value of $10,000 investment for the periods ended December 31, including applicable sales charges

*	Institutional shares from 02/28/2002. Class R-1, Class R-2 and Class R-3 shares from 09/13/2004.

The performance data quoted represents past performance and does not guarantee future results. Legacy Class A shares performance on the line graph reflects a maximum sales charge of 3% at initial investment. Institutional, Class R-1, Class R-2 and Class R-3 shares performance may be greater than or less than the lines shown for Legacy Class A and Legacy Class B shares because of differing loads and expenses between the share classes. Returns in the table above reflect maximum sales charges of: 3% for all Legacy Class A shares and for Legacy Class B shares at one year; and 2% for Legacy Class B shares at five years. Legacy Class B shares performance at ten years does not reflect conversion to Legacy Class A shares. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. See the preceding page for the performance of Class A and Class B shares.

[1]

The Morgan Stanley Capital International Europe, Australasia and Far East Free (EAFE® Free) Index currently measures the performance of stock markets of Europe, Australia, New Zealand, and the Far East. Historically, the EAFE Free took into account local market restrictions on share ownership by foreigners. Unlike an investment in the International Index Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Performance Analysis

What factors helped and hindered performance during the reporting period?

Within the Index, eight of the ten industry sectors advanced during the reporting period. The Industrials sector (12.73% Index weighting) had a gain of 21% for 2010, while the Consumer Discretionary sector (10.53% Index weighting) was close behind with a 20% gain. At the other end of the spectrum, the Utilities sector (5.03% Index weighting) lost -4%; the largest sector, Financials (23.76% Index weighting) finished down -1% for the year.

The Pacific region of the Index had a stronger year when compared to the Index’s European region, posting gains of 16% versus 4%. Performance within Europe was mixed – of the top ten countries within the Index, both the largest gain and the smallest gain were found in Europe. Sweden, the eighth largest-weighted country (3.24% Index weighting), had a 34% gain during 2010. Meanwhile Spain, the seventh largest-weighted country (3.27% Index weighting), lost -22% for the year.

Performance for the remaining top ten countries by Index weighting during 2010:

Country	2010 Index Weighting	2010 Gain/Loss
Japan	22.12%	15%
United Kingdom	21.34%	9%
France	9.51%	-4%
Australia	8.90%	15%
Germany	8.24%	8%
Switzerland	8.02%	12%
Hong Kong	2.85%	23%
Italy	2.59%	-15%

Among the Fund’s ten largest holdings as of December 31, 2010, performance was mixed for the reporting period, with only five of the ten posting positive returns. Three of the top ten holdings were from Switzerland: number one holding Nestle SA (1.81% of total net assets) had a double-digit gain, number six holding Novartis AG (1.11% of total net assets) had a single-digit gain, and number ten holding Roche Holding AG (0.92% of total net assets) had a double-digit loss. The UK had four of the top ten holdings: number four holding Vodafone Group PLC (1.23% of total net assets) and number seven holding Royal Dutch Shell PLC Class A (1.06% of total net assets) both had double-digit gains, but number two holding HSBC Holdings PLC (1.60% of total net assets) and number five holding BP PLC (1.22% of total net assets) both finished with double-digit losses for 2010.

Rounding out the rest of the top ten holdings are number three holding BHP Billiton Ltd. (1.39% of total net assets) with a double-digit gain in 2010, number eight holding Total SA (1.00% of total net assets) with a double-digit loss, and number nine holding Toyota Motor Corp. (0.98% of total net assets), with a single-digit loss.

Financial highlights for this Fund can be found on pages 188-189.

State Farm Equity and Bond Fund Management’s Discussion of Fund Performance

Overview

Describe the Fund’s investment objective and philosophy.

The State Farm Equity and Bond Fund (the “Fund”) is managed with a combination of stocks and bonds in the pursuit of long-term growth of principal while providing some current income.

The Fund invests all of its assets in shares of the State Farm Equity Fund (the “Equity Fund”) and the State Farm Bond Fund (the “Bond Fund”, and together with the Equity Fund, an “Underlying Fund”). Effort is made to maintain an investment mix of approximately 60% of assets in the Equity Fund and 40% of assets in the Bond Fund. The Fund never invests more than 75% of its net assets in either Underlying Fund. Although the Fund is not an asset allocation or market timing mutual fund, we do, from time to time, adjust the amount of its assets invested in each Underlying Fund as economic, market, and financial conditions warrant.

Describe the relevant market environment as it related to the Fund for the reporting period.

Because the Fund does not invest directly in individual stocks and bonds, the merits of the individual investments are evaluated separately by each Underlying Fund’s managers. You may wish to refer to the Management’s Discussion of Fund Performance for the Equity Fund and the Bond Fund in addition to the commentary provided here.

The market environment was influenced by many positive factors including: generally subdued inflation, improving corporate earnings, and modest positive growth in Gross Domestic Product (GDP). In addition, the Federal Reserve maintained an accommodative monetary policy by leaving the Fed Funds Rate unchanged in a target range of 0% to 0.25% throughout 2010. In late-November, the Federal Reserve also announced that it would purchase an additional $600 billion of U.S. Treasuries by the middle of 2011 in an effort to help stimulate the economy (a policy known as “quantitative easing”). However, the market environment was not without its challenges throughout the year. During the summer months, May through August, equity markets were especially volatile on concerns about ongoing sovereign debt issues in several European countries, including Portugal, Italy, Ireland, Greece and Spain. In addition, high levels of unemployment in the U.S. persisted throughout the entire year, bringing into question the strength and sustainability of a budding economic recovery.

The 12-month total return for the S&P 500 Index was 15.06% for the period ended December 31, 2010. The total return for the period reflected an increase in corporate earnings per share for the S&P 500 Index companies of approximately 47%, a contraction of the price/earnings valuation of the S&P 500 Index of approximately -23%, and a dividend return of approximately 2.0%.

Growth stocks, as represented by the Russell 1000® Growth Index, produced a total return of 16.71%, which outperformed value stocks, as represented by the Russell 1000® Value Index, which experienced a total return of 15.51%.

During the year, both oil and gold prices rose. Oil prices began the period at around $79/barrel and rose to over $91/ barrel by the end of December 2010, an increase of over 15% for the 12-month period. Gold prices began the period at around $1,095 per troy ounce and increased to over $1,421/oz. by the end of December 2010, an increase of over 29% for the 12-month period.

The U.S. dollar rose against the 16-nation Euro (€) during the period as concerns of the sovereign debt crisis in Europe led investors to seek the relative safety of the U.S. dollar. During calendar year 2010, the U.S. dollar rose by approximately 7% to $1.34/€. Versus the British pound (£), the U.S. dollar rose by approximately 4% during the period to $1.56/£.

Within the bond markets, the Barclays Capital U.S. Aggregate Bond Index (the “Aggregate Bond Index”) generated a 12-month total return of 6.54% for the period ended December 31, 2010. Within the Aggregate Bond Index, U.S. Treasuries posted mid-single digit gains during the 12-month period ended December 31, 2010. Given the uncertainty surrounding the financial markets in Europe during the year, investors sought the relative safety of U.S. Treasuries, which generally contributed to rising prices and falling yields on U.S. Treasuries. The yield on 10-year U.S. Treasuries declined from 3.85% on January 1, 2010, to 3.30% on December 31, 2010. Short-term yields, however, remained low with 3-month U.S. Treasury yields rising only slightly from 0.06% on January 1, 2010 to 0.12% on December 31, 2010.

Overall, for the year ended December 31, 2010, corporate bonds and securitized credit generally outperformed U.S. Treasuries in the Aggregate Bond Index. For the 1-year period, the total return on corporate bonds and securitized credit in the Aggregate Bond Index was 9.00% and 6.52%, respectively, compared to a total return of 5.87% on U.S. Treasuries in the Aggregate Bond Index. Among corporate bond sectors within the Aggregate Bond Index, financial institution bonds and utility bonds generated total returns of 9.44% and 9.20%, respectively, while industrial bonds had a total return of 8.65% for the year.

From a maturity perspective, intermediate-maturity corporate bonds outperformed short-maturity bonds but slightly trailed longer-maturity corporate bonds in the Aggregate Bond Index during the year. The total return on 5-7 year corporate bonds in the

Aggregate Bond Index was 10.44% compared to a total return of 4.63% and 10.86% on 1-3 year corporate bonds in the Aggregate Bond Index and 7-10 year corporate bonds in the Aggregate Bond Index, respectively. Among U.S. Treasuries within the Aggregate Bond Index, longer-maturity U.S. Treasuries outperformed both intermediate- and short-maturity U.S. Treasuries. For the 1-year period, the total return on 20+ year U.S. Treasuries in the Aggregate Bond Index was 9.38% compared to a total return of 8.00% and 2.40% on 5-7 year U.S. Treasuries in the Aggregate Bond Index and 1-3 year U.S. Treasuries in the Aggregate Bond Index, respectively.

From a credit quality standpoint, lower credit quality bonds generally outperformed relative to higher credit quality bonds in the Aggregate Bond Index during the year. Among corporate bonds within the Aggregate Bond Index, Aaa-rated securities generated a total return of 8.43% compared to Aa-rated and A-rated securities, which had total returns of 7.29% and 8.85%, respectively, for the year. The best performing credit sector within the Aggregate Bond Index was Baa-rated securities, which provided a total return of 9.99% as of December 31, 20101.

Provide an illustration of the Fund’s investments.

Fund Composition*

(unaudited)

*	Illustrated by Type of Security and based on total net assets as of December 31, 2010. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

How did the Fund perform during the reporting period?

For the 1-year period ended December 31, 2010, Legacy Class A shares of the State Farm Equity and Bond Fund had a total return of 10.27% (without sales charges). Because of the nature of the Fund (invests solely in the Institutional share class of two Underlying Funds), a blended benchmark is used for comparison purposes. The benchmark used is a combination of 60% S&P 500 Index and 40% Barclays Capital U.S. Aggregate Bond Index (rebalanced on a monthly basis). The total return of the blended benchmark was 12.13% for the 1-year period ended December 31, 2010. The line graphs and tables below provide additional perspective on the Fund’s long term results.

[1]	Source: Barclays Capital Live®

Comparison of change in value of $10,000 investment for the periods ended December 31, including applicable sales charges

*	From 05/01/2006.

The performance data quoted represents past performance and does not guarantee future results. Returns on the line graph reflect maximum sales charges of: 5% for Class A shares at initial investment; and 2% for Class B shares at the end of the most recent fiscal year. See the next page for the performance of the Fund’s other classes, which may be greater than or less than the lines shown above for Class A and Class B shares because of differing loads and expenses between share classes. Returns in the table above reflect maximum sales charges of: 5% for all Class A shares and for Class B shares at one year; and 2% for Class B shares Life of Class performance. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[1]	See footnotes for the Equity Fund and the Bond Fund for a description of the Indices.

[2]

State Farm Investment Management Corp. computes the Blended Benchmark using 60% S&P 500 Index and 40% Barclays Capital U.S. Aggregate Bond Index. Unlike an investment in the Equity and Bond Fund, a theoretical investment in the Indices or Blended Benchmark does not reflect any expenses. It is not possible to invest directly in an index or the Blended Benchmark.

Comparison of change in value of $10,000 investment for the periods ended December 31, including applicable sales charges

*	Institutional shares from 02/28/2002. Class R-1, Class R-2 and Class R-3 shares from 09/13/2004.

The performance data quoted represents past performance and does not guarantee future results. Legacy Class A shares performance on the line graph reflects a maximum sales charge of 3% at initial investment. Institutional, Class R-1, Class R-2 and Class R-3 shares performance may be greater than or less than the lines shown for Legacy Class A and Legacy Class B shares because of differing loads and expenses between the share classes. Returns in the table above reflect maximum sales charges of: 3% for all Legacy Class A shares and for Legacy Class B shares at one year; and 2% for Legacy Class B shares at five years. Legacy Class B shares performance at ten years does not reflect conversion to Legacy Class A shares. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. See the preceding page for the performance of Class A and Class B shares.

[1]	See footnotes for the Equity Fund and the Bond Fund for a description of the Indices.

[2]

State Farm Investment Management Corp. computes the Blended Benchmark using 60% S&P 500 Index and 40% Barclays Capital U.S. Aggregate Bond Index. Unlike an investment in the Equity and Bond Fund, a theoretical investment in the Indices or Blended Benchmark does not reflect any expenses. It is not possible to invest directly in an index or the Blended Benchmark.

Performance Analysis

What factors helped and hindered performance during the reporting period?

As discussed above, the Equity and Bond Fund invests solely in the Institutional share class of the Underlying Funds – the Equity Fund and the Bond Fund. Generally, the Equity and Bond Fund attempts to maintain approximately 60% of its net assets in shares of the Equity Fund and approximately 40% of its net assets in shares of the Bond Fund. For the 1-year period ended December 31, 2010, Institutional shares of the Equity Fund and the Bond Fund returned 13.26% and 5.82% (after expenses), respectively.

Equity portion of the Fund (approximately 60% throughout the period)

The Equity Fund is sub-advised by Bridgeway Capital Management, Inc. (“Bridgeway”) and Westwood Management Corp. (“Westwood”). Bridgeway and Westwood each manage approximately one-half of the Equity Fund’s assets. State Farm Investment Management Corp. monitors the performance of the sub-advisers and the split of the Equity Fund’s portfolio between the sub-advisers. The benchmark for the Equity Fund is the S&P 500 Index (the “Index”).

The Equity Fund seeks long-term growth of capital. In doing so, the Equity Fund invests primarily in large capitalization stock issued by U.S. companies. Bridgeway defines “large stocks” as the largest 500 U.S. companies as measured by market capitalization (stock market worth). Westwood defines large capitalization companies as those companies with market capitalizations greater than $5 billion at the time of purchase. Bridgeway selects stocks using its proprietary, quantitative investment models to identify stocks within the large-cap growth category for the Equity Fund. Growth stocks are those that Bridgeway believes have above average prospects for economic growth. Westwood invests in a portfolio of seasoned companies utilizing a value style of investing in which it chooses those stocks that Westwood believes have earnings prospects that are currently undervalued by the market relative to some financial measure of worth, such as the ratio of price to earnings, price to sales or price to cash flow. Westwood defines seasoned companies as those that generally have been operating for at least three years.

During the 1-year period ended December 31, 2010, Bridgeway and Westwood generated portfolio returns for the Equity Fund (before fees and expenses) of 14.89% and 13.68%, respectively, compared to a 15.06% return for the S&P 500 Index over the same time period.

Below are discussions concerning the individual investments made by Bridgeway and Westwood for the Equity Fund during the course of the reporting period.

Bridgeway Capital Management, Inc. (50.17% of the Equity Fund’s total assets)

Among the largest contributions to Bridgeway’s performance during the year were holdings within the Consumer Discretionary (18.02% of Bridgeway’s total assets), Industrials (11.58% of Bridgeway’s total assets) and Consumer Staples (10.06% of Bridgeway’s total assets) sectors. Within the Consumer Discretionary sector, TRW Automotive Holdings Corp. (1.30% of Bridgeway’s total assets) was among the largest contributors to Bridgeway’s performance, posting a triple-digit gain during the period. Likewise, several discount retailers, including Ross Stores Inc. (1.53% of Bridgeway’s total assets) and TJX Companies Inc. (1.86% of Bridgeway’s total assets), were among the largest contributors to Bridgeway’s performance with both posting double-digit gains. Dollar Tree Inc. and Family Dollar Stores were also among major contributors to Bridgeway’s performance during the year before both being completely sold from Bridgeway’s portion of the Equity Fund’s portfolio. Within the Industrials sector, Union Pacific Corp. (2.33% of Bridgeway’s total assets), WW Grainger Inc. (1.20% of Bridgeway’s total assets) and Cummins Inc. (1.15% of Bridgeway’s total assets) were among large contributors to Bridgeway’s performance with each posting double-digit gains. Union Pacific Corp. (2.25% of the Equity Fund’s total net assets) is also the Equity Fund’s overall largest holding. Within the Consumer Staples sector, Estee Lauder Companies Inc. (2.92% of Bridgeway’s total assets) and Green Mountain Coffee Roasters Inc. (0.77% of Bridgeway’s total assets) were among large contributors to Bridgeway’s performance with both posting double-digit gains.

Also contributing to Bridgeway’s positive performance were several holdings in the Information Technology sector (27.67% of Bridgeway’s total assets), including Cognizant Technology Solutions Corp. (1.80% of Bridgeway’s total assets), F5 Networks Inc. (2.37% of Bridgeway’s total assets), Atmel Corp. (1.40% of Bridgeway’s total assets), and Apple Inc. (2.85% of Bridgeway’s total assets) with each posting double-digit gains.

Although the Information Technology sector was an overall contributor to Bridgeway’s performance, the largest individual detractor to Bridgeway’s performance during the year was Seagate Technology before being completely sold from Bridgeway’s portion of the Equity Fund’s portfolio. Additional major detractors to Bridgeway’s performance within the Information Technology sector included Micron Technology Inc., Western Digital Corp. and Equinix Inc. before all three holdings being completely sold from Bridgeway’s portion of the Equity Fund’s portfolio.

Additional major detractors to Bridgeway’s performance came from a broad range of sectors, including Health Care (11.32% of Bridgeway’s total assets), Energy (7.78% of Bridgeway’s total assets) and Consumer Discretionary (18.02% of Bridgeway’s total assets). Within the Health Care sector, Intuitive Surgical Inc. (1.26% of Bridgeway’s total assets) and Gilead Sciences Inc. (0.92% of Bridgeway’s total assets) both posted double-digit declines. Within the Energy sector, Diamond Offshore Drilling and Transocean Ltd. were major detractors to Bridgeway’s performance before both being completely sold from Bridgeway’s portion of the Equity Fund’s portfolio. Likewise, Southwestern Energy Co. (1.13% of Bridgeway’s total assets) weighed negatively on Bridgeway’s performance and posted a double-digit loss. Within the Consumer Discretionary sector, ITT Educational Services Inc. (0.46% of Bridgeway’s total assets) and Priceline.com Inc. (1.42% of Bridgeway’s total assets) were major detractors to Bridgeway’s performance with both posting double-digit losses.

Westwood Management Corp. (49.83% of the Equity Fund’s total assets)

Among the largest contributions to Westwood’s performance during the year were holdings within the Industrials (11.34% of Westwood’s total assets), Energy (14.74% of Westwood’s total assets), and Financials (20.31% of Westwood’s total assets) sectors. Within the Industrials sector, Cummins Inc. was the overall largest contributor to Westwood’s performance before being completely sold from Westwood’s portion of the Equity Fund’s portfolio. Also within Industrials, Honeywell International Inc. (2.19% of Westwood’s total assets), Union Pacific Corp. (2.18% of Westwood’s total assets), Deere & Co. (1.07% of Westwood’s total assets), and Caterpillar Inc. (1.23% of Westwood’s total assets) were among large contributors to Westwood’s performance with each posting double-digit gains. Union Pacific Corp. (2.25% of the Equity Fund’s total net assets) is also the Equity Fund’s overall largest holding. Within the Energy sector, Anadarko Petroleum Corp. (2.08% of Westwood’s total assets), National-Oilwell Varco Inc. (1.04% of Westwood’s total assets), and Occidental Petroleum Corp. (2.21% of Westwood’s total assets) were among the largest contributors to Westwood’s performance with each posting double-digit gains. Chevron Corp. (3.04% of Westwood’s total assets) and Exxon Mobil Corp. (2.09% of Westwood’s total assets) were also among large contributors to Westwood’s performance posting double-digit and single-digit gains, respectively. Chevron Corp. (2.03% of the Equity Fund’s total net assets) and Exxon Mobil Corp. (1.57% of the Equity Fund’s total net assets) are also the Equity Fund’s second-largest and seventh-largest holdings, respectively. Within the Financials sector, Ameriprise Financial Inc. (2.05% of Westwood’s total assets), MetLife Inc. (2.07% of Westwood’s total assets), Wells Fargo & Co. (3.05% of Westwood’s total assets) and ACE Ltd. (1.90% of Westwood’s total assets) were among the largest contributors to Westwood’s performance with each posting double-digit gains. Wells Fargo & Co. (1.82% of the Equity Fund’s total net assets) is also the Equity Fund’s fourth largest holding.

Also contributing to Westwood’s positive performance were several holdings in the Consumer Discretionary sector (9.97% of Westwood’s total assets), including Comcast Corp. (1.97% of Westwood’s total assets), DIRECTV (1.76% of Westwood’s total assets) and The Walt Disney Co. (2.03% of Westwood’s total assets) with each posting double-digit gains.

Although the Information Technology (13.05% of Westwood’s total assets) sector was an overall contributor to Westwood’s performance, Western Digital Corp. was the largest individual detractor to Westwood’s performance during the year before being completely sold from the Equity Fund’s portfolio. Also within the Information Technology sector, Cisco Systems Inc. (1.89% of Westwood’s total assets) and Microsoft Corp. (2.00% of Westwood’s total assets) were also among large detractors to Westwood’s performance posting double-digit and single-digit losses, respectively.

Additional major detractors to Westwood’s performance came from a broad range of sectors, including, Financials (20.31% of Westwood’s total assets) and Health Care (12.71% of Westwood’s total assets). Within the Financials sector, BlackRock Inc. was among the largest detractors to Westwood’s performance before being completely sold from the Equity Fund’s portfolio. Likewise, within the Financials sector, Bank of America Corp. (2.20% of Westwood’s total assets) was a major detractor and posted a double-digit loss. Within the Health Care sector, Baxter International Inc. was a major detractor to Westwood’s performance before being completely sold from Westwood’s portion of the Equity Fund’s portfolio. Abbott Laboratories (1.92% of Westwood’s total assets) and Teva Pharmaceutical Industries Inc. (1.02% of Westwood’s total assets) were other Health Care holdings that detracted from Westwood’s performance with both posting single-digit losses during the year.

Fixed Income portion of the Fund (approximately 40% throughout the period)

We manage the Bond Fund in a manner that seeks to achieve over a period of years the highest yield possible that is consistent with investing in high quality, investment grade bonds. In managing the Bond Fund, we generally are buy-and-hold investors who focus primarily on U.S. Government obligations, government agency securities, and high quality corporate bonds.

The Bond Fund’s allocation to corporate bonds combined with positive mid-single digit total returns from the corporate bonds the Bond Fund held helped performance during the year. As of December 31, 2010, the Bond Fund had 38.55% of its total net assets invested in corporate bonds versus the Aggregate Bond Index, which had 18.79% in corporate bonds. In addition, high-single digit returns from U.S. Treasuries in the Bond Fund contributed to the Bond Fund’s positive performance. As of December 31, 2010, the Bond Fund had 34.15% of its total net assets invested in U.S. Treasuries versus the Aggregate Bond Index, which had 33.75% in U.S. Treasuries.

The Bond Fund’s overweight position in corporate bonds relative to the Aggregate Bond Index helped the Bond Fund’s performance relative to the Aggregate Bond Index for the 1-year reporting period. However, an underweight position in mortgage-backed

40

securities relative to the Aggregate Bond Index hindered performance for the period. As of December 31, 2010, the Bond Fund had 20.76% of its total net assets invested in mortgage-backed securities versus the Aggregate Bond Index, which had 35.49% in mortgage-backed securities.

The Bond Fund’s high credit quality orientation within corporate bonds slightly hindered performance relative to the Aggregate Bond Index as lower credit quality securities generally outperformed higher credit quality securities during the year.

The option-adjusted duration of the Bond Fund stood at approximately 4.83 years at the end of 2010, up from 3.84 years at the beginning of the year. Duration is a statistical calculation that measures a bond’s (or in this case, a bond fund’s) price sensitivity relative to general movements in interest rates. Option-adjusted duration attempts to incorporate prepayment possibilities into the duration statistic. As interest rates decline, prepayments typically increase as companies seek to refinance their bonds at lower rates, which results in downward pressure on duration.

Financial highlights for this Fund can be found on pages 190-191.

State Farm Bond Fund Management’s Discussion of Fund Performance

Overview

Describe the Fund’s investment objective and philosophy.

We manage the State Farm Bond Fund (the “Fund”) in a manner that seeks to achieve over a period of years the highest yield possible that is consistent with investing in high quality, investment grade bonds. In managing the Fund, we generally are buy-and-hold investors who focus primarily on U.S. Government obligations, government agency securities, and high quality corporate bonds.

Describe the relevant market environment as it related to the Fund for the reporting period.

The market environment was influenced by many positive factors including: generally subdued inflation, improving corporate earnings, and modest positive growth in Gross Domestic Product (GDP). In addition, the Federal Reserve maintained an accommodative monetary policy by leaving the Fed Funds Rate unchanged in a target range of 0% to 0.25% throughout 2010. In late November, the Federal Reserve also announced that it would purchase an additional $600 billion of U.S. Treasuries by the middle of 2011 in an effort to help stimulate the economy (a policy known as “quantitative easing”).

Within the bond markets, U.S. Treasuries posted mid-single digit gains during the 12-month period ended December 31, 2010. Given the uncertainty surrounding the financial markets in Europe during the year, investors sought the relative safety of U.S. Treasuries, which generally contributed to rising prices and falling yields on U.S. Treasuries. The yield on 10-year U.S. Treasuries declined from 3.85% on January 1, 2010, to 3.30% on December 31, 2010. Short-term yields, however, remained low with 3-month U.S. Treasury yields rising only slightly from 0.06% on January 1, 2010 to 0.12% on December 31, 2010.

Overall, for the year ended December 31, 2010, corporate bonds and securitized credit generally outperformed U.S. Treasuries in the Index. For the 1-year period, the total return on corporate bonds and securitized credit in the Barclays Capital U.S. Aggregate Bond Index (“the Index”) was 9.00% and 6.52%, respectively, compared to a total return of 5.87% on U.S. Treasuries in the Index . Among corporate bond sectors within the Index, financial institution bonds and utility bonds generated total returns of 9.44% and 9.20%, respectively, while industrial bonds had a total return of 8.65% for the year.

From a maturity perspective, intermediate-maturity corporate bonds outperformed short-maturity bonds but slightly trailed longer-maturity corporate bonds in the Index during the year. The total return on 5-7 year corporate bonds in the Index was 10.44% compared to a total return of 4.63% and 10.86% on 1-3 year corporate bonds in the Index and 7-10 year corporate bonds in the Index, respectively. Among U.S. Treasuries within the Index, longer-maturity U.S. Treasuries outperformed both intermediate- and short-maturity U.S. Treasuries. For the 1-year period, the total return on 20+ year U.S. Treasuries in the Index was 9.38% compared to a total return of 8.00% and 2.40% on 5-7 year U.S. Treasuries in the Index and 1-3 year U.S. Treasuries in the Index, respectively.

From a credit quality standpoint, lower credit quality bonds generally outperformed relative to higher credit quality bonds in the Index during the year. Among corporate bonds within the Index, Aaa-rated securities generated a total return of 8.43% compared to Aa-rated and A-rated securities, which had total returns of 7.29% and 8.85%, respectively, for the year. The best performing credit sector within the Index was Baa-rated securities, which provided a total return of 9.99% as of December 31, 20101.

[1]	Source: Barclays Capital Live®

Provide an illustration of the Fund’s investments.

Fund Composition*

(unaudited)

*	Illustrated by Type of Security and based on total net assets as of December 31, 2010. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

How did the Fund perform during the reporting period?

For the 1-year period ended December 31, 2010, Legacy Class A shares of the State Farm Bond Fund had a total return of 5.46% (without sales charges) compared to a total return of 6.54% for the Barclays Capital U.S. Aggregate Bond Index. The line graph and table below provide additional perspective on the Fund’s long term results.

Comparison of change in value of $10,000 investment for the periods ended December 31, including applicable sales charges

*	Class A and Class B Shares from 05/01/2006. Institutional shares from 11/01/2001. Class R-1, Class R-2 and Class R-3 shares from 09/13/2004.

The performance data quoted represents past performance and does not guarantee future results. Legacy Class A shares performance on the line graph reflects a maximum sales charge of 3% at initial investment. Class A, Class B, Institutional, Class R-1, Class R-2 and Class R-3 shares performance may be greater than or less than the lines shown for Legacy Class A and Legacy Class B shares because of differing loads and expenses between the share classes. Returns in the table above reflect maximum sales charges of: 3% for all Class A and Legacy Class A shares and for Class B and Legacy Class B shares at one year; and 2% for Legacy Class B shares at five years and for Class B shares Life of Class performance. Legacy Class B shares performance at ten years does not reflect conversion to Legacy Class A shares. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[1]

The Barclays Capital U.S. Aggregate Bond Index represents debt securities in the U.S. investment grade fixed rate taxable bond market, including government and corporate debt securities, mortgage pass-through debt securities and asset-backed debt securities with maturities greater than one year. Unlike an investment in the Bond Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Performance Analysis

What factors helped and hindered performance during the reporting period?

The Fund’s allocation to corporate bonds combined with positive mid-single digit total returns from the corporate bonds the Fund held helped performance during the year. As of December 31, 2010, the Fund had 38.55% of total net assets invested in corporate bonds versus the Index, which had 18.79% in corporate bonds. In addition, high-single digit returns from U.S. Treasuries in the Fund contributed to the Fund’s positive performance. As of December 31, 2010, the Fund had 34.15% of total net assets invested in U.S. Treasuries versus the Index, which had 33.75% in U.S. Treasuries.

The Fund’s overweight position in corporate bonds relative to the Index helped the Fund’s performance relative to the Index for the 1-year reporting period. However, an underweight position in mortgage-backed securities relative to the Index hindered performance for the period. As of December 31, 2010, the Fund had 20.76% of total net assets invested in mortgage-backed securities versus the Index, which had 35.49% in mortgage-backed securities.

The Fund’s high credit quality orientation within corporate bonds slightly hindered performance relative to the Index as lower credit quality securities generally outperformed higher credit quality securities during the year.

The option-adjusted duration of the Fund stood at approximately 4.83 years at the end of 2010, up from 3.84 years at the beginning of the year. Duration is a statistical calculation that measures a bond’s (or in this case, a bond fund’s) price sensitivity relative to general movements in interest rates. Option-adjusted duration attempts to incorporate prepayment possibilities into the duration statistic. As interest rates decline, prepayments typically increase as companies seek to refinance their bonds at lower rates, which results in downward pressure on duration.

Financial highlights for this Fund can be found on pages 192-193.

State Farm Tax Advantaged Bond Fund Management’s Discussion of Fund Performance

Overview

Describe the Fund’s investment objective and philosophy.

The State Farm Tax Advantaged Bond Fund (the “Fund”) seeks as high a rate of income exempt from federal income taxes as is consistent with prudent investment management. Income may be subject to state and local taxes and (if applicable) the Alternative Minimum Tax. In managing the Fund, we focus on high credit quality bonds with an investment philosophy that seeks to provide competitive total returns, while managing for federal income tax efficiency within the municipal bond asset class over the long run. The municipal bond market, while relatively small in total assets compared to the taxable bond market, is very broad by number of issuers. As a result, we believe that fundamental research and professional management is critical to success in this asset class. While we diversify the maturity spectrum of the bonds within the portfolio, we tend to favor the intermediate maturity range for the bulk of the Fund’s assets. The Fund also seeks to remain invested mainly in assets of high credit quality in an attempt to reduce the risk of loss to investment principal as a result of credit losses.

Describe the relevant market environment as it related to the Fund for the reporting period.

Throughout the 1-year period ended December 31, 2010, fixed-income markets were impacted by factors including generally subdued inflation, improving corporate earnings, and modest positive growth in Gross Domestic Product (GDP). In addition, the Federal Reserve maintained an accommodative monetary policy by leaving the Fed Funds Rate unchanged in a target range of 0% to 0.25%, where it remained for the entire 12-month period ended December 31, 2010. In late-November, the Federal Reserve also announced that it would purchase an additional $600 billion of U.S. Treasuries by the middle of 2011 in an effort to help stimulate the economy (a policy known as “quantitative easing”).

For the first nine months of the reporting period, January through September 2010, municipal bond market yields declined across the maturity spectrum and bonds posted positive total returns as the demand for relatively safer assets waned and investors’ risk appetites increased. Municipal bonds, as represented by the Barclays Capital Municipal Bond Index gained 6.83% during this 9-month period. Over this 9-month period, the municipal bond market yield curve flattened somewhat as intermediate- and longer-maturity yields declined by a greater extent as compared to short-maturity yields. By September 30, 2010, according to Thomson Municipal Market Data, 10-year and 20-year AAA-rated municipal bonds yielded approximately 2.38% and 3.29%, respectively, down from roughly 3.00% and 3.70%, respectively, as of January 1, 2010.1 Meanwhile, yields on shorter maturity AAA-rated municipal bonds also moved lower during this 9-month period. Yields on 5-year AAA-rated municipal bonds declined approximately 40 basis points from 1.57% on January 1, 2010 to 1.17% on September 30, 2010. Yields on 1-year AAA-rated municipal bonds remained relatively flat and ended September 30, 2010 at 0.30%.

During the last three months of the reporting period, October through December 2010, the municipal bond market became more volatile and reversed direction with yields increasing across the maturity spectrum and the Barclays Capital Municipal Bond Index declined – 4.17% during this period. Over this 3-month period, the municipal bond market yield curve steepened as intermediate-and longer-maturity yields increased by a greater extent as compared to short-maturity yields. By December 31, 2010, according to Thomson Municipal Market Data, 10-year and 20-year AAA-rated municipal bonds yields increased approximately 78 and 110 basis points, respectively, to end the period at 3.16% and 4.39%, respectively. Meanwhile, yields on shorter maturity AAA-rated municipal bonds also moved higher, but to a lesser extent during this 3-month period. Yields on 5-year AAA-rated municipal bonds increased approximately 46 basis points to end the reporting period at 1.63%.

Given this view of the changes in the municipal bond market yield curve, intermediate-maturity municipal bonds, especially bonds with maturities between 5- to 12-years, outperformed relative to longer- and shorter-maturity municipal bonds over the entire 1-year period.

[1]

The Municipal Market Data AAA yield curve is indicative of AAA tax-exempt offered-side, institutional yield levels and may vary from actual yields attained. Source: © 2011 Thomson Reuters. Information provided by Thomson Reuters is not intended for trading purposes, nor do they provide any form of advice (investment, tax, legal) amounting to investment advice, or make any recommendations regarding particular financial instruments, investments or products. Neither Thomson Reuters nor its third party content providers shall be liable for any errors, inaccuracies, or for any actions taken in reliance thereon. THOMSON REUTERS EXPRESSLY DISCLAIMS ALL WARRANTIES, EXPRESSED OR IMPLIED, AS TO THE ACCURACY OF THE INFORMATION, OR AS TO THE FITNESS OF THE INFORMATION FOR ANY PURPOSE.

From a credit standpoint, lower credit quality bonds outperformed high quality bonds over the 1-year period, highlighting the increased risk appetite among investors over the entire period.

As of December 31, 2010, the 4.39% yield on 20-year AAA-rated municipal bonds exceeded the 4.13% yield offered on comparable 20-year taxable U.S. Treasuries by 26 basis points, which is an abnormal yield spread relationship. Typically, long-term municipal bonds offer approximately 75% to 90% of the yields available on comparable U.S. Treasuries because of the federal income tax benefits associated with municipal bonds. This yield comparison has been typically used as a general gauge within the industry to determine the relative attractiveness of municipal securities.

Build America Bonds (“BABs”), which were created as part of the American Recovery and Reinvestment Act of 2009, are taxable governmental bonds that were created to help provide funding for state and local governments at lower borrowing costs. Supplementing the existing tax-exempt bond market, the BAB program was designed to provide a direct federal subsidy for a portion of the borrowing costs of state and local governments in order to stimulate the economy and encourage investments in capital projects in 2009 and 2010. BABs continued to be issued in 2010, reducing the supply of newly issued tax-exempt bonds which helped to support the tax-exempt municipal bond market during the 1-year period. However, in December 2010, legislation to extend the program was not enacted resulting in the program being terminated on December 31, 2010.

Provide an illustration of the Fund’s investments.

Fund Composition*

(unaudited)

*	Illustrated by Credit Quality. Reflects issuer specific ratings by Moody’s Investors Service Inc. (“Moody’s”). Percentages are based on total investments as of December 31, 2010. The selection of Moody’s for rating information was based on Moody’s having more consistently rated the greatest percentage of the Fund’s securities compared to Standard & Poor’s (“S&P”) rating information. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

**	Includes Advanced Refund Bonds.

***	Forty-one securities did not have an issuer specific rating by Moody’s. Thirty-nine, representing 15.08% of the Fund’s total investments, had an issuer specific rating by S&P of A+ or higher. Two, representing 0.91% of the Fund’s total investments, did not have an issuer specific rating by Moody’s or S&P.

How did the Fund perform during the reporting period?

Legacy Class A shares for the State Farm Tax Advantaged Bond Fund had a total return of 1.35% (without sales charges) for the 12-month period ended December 31, 2010. This is compared to a 2.38% return for the unmanaged Barclays Capital Municipal Bond Index over the same timeframe. The line graph and table below provide additional perspective on the Fund’s long term results.

Comparison of change in value of $10,000 investment

for the periods ended December 31, including applicable sales charges

*	Class A and Class B shares from 05/01/2006.

The performance data quoted represents past performance and does not guarantee future results. Legacy Class A shares performance on the line graph reflects a maximum sales charge of 3% at initial investment. Class A and Class B shares performance may be greater than or less than the lines shown for Legacy Class A and Legacy Class B shares because of differing loads and expenses between the share classes. Returns in the table above reflect maximum sales charges of: 3% for all Class A and Legacy Class A shares and for Class B and Legacy Class B shares at one year; and 2% for Legacy Class B shares at five years and for Class B shares Life of Class performance. Legacy Class B shares performance at ten years does not reflect conversion to Legacy Class A shares. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[1]

The Barclays Capital Municipal Bond Index is an unmanaged index representative of the tax-exempt bond market and is made up of investment grade municipal bonds issued after 12/31/90 having a remaining maturity of at least one year. Unlike an investment in the Tax Advantaged Bond Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Performance Analysis

What factors helped and hindered performance during the reporting period?

The Fund’s orientation towards intermediate-maturity municipal bonds provided a positive total return over the 1-year period. During the year, the Fund was more heavily positioned in intermediate-maturity bonds with 60.6% of total investments in bonds maturing between 12-22 years versus 28.1% for the Barclays Capital Municipal Bond Index, the Fund’s benchmark, as of December 31, 2010. This positioning was somewhat detrimental to relative performance as intermediate-maturity municipal bonds (especially bonds with maturities between 5- to 12-years) outperformed relative to longer- and shorter-maturity municipal bonds over the entire 1-year period. In addition, the Fund ended December 2010 with 38.6% of total investments in bonds maturing within 12 years, and with only 0.9% of total investments in bonds having maturities over 22 years. By comparison, the Index included a 51.2% allocation to bonds maturing within 12 years and a 20.8% allocation to bonds having maturities over 22 years as of December 31, 2010. As a result, the Fund was unfavorably positioned relative to the benchmark, especially during an environment when the yield curve flattened somewhat for the first nine months of the period with a subsequent increase in interest rates and a steepening of the yield curve during the last three months of the year.

Throughout the reporting period, the Fund’s duration increased somewhat. Essentially, we attempt to maintain the risk profile of the Fund in respect to risk to capital (credit risk) and interest rate risk volatility (duration). The modified duration of the State Farm Tax Advantaged Bond Fund at the end of December 2010 stood at 6.35 years, which is up from 5.87 years on January 1, 2010, but lower than the 8.48 years duration on the Barclays Capital Municipal Bond Index. Modified duration is a statistical calculation that measures a bond’s (or in this case, a bond fund’s) price sensitivity relative to general movements in interest rates. The lower portfolio duration also contributed somewhat negatively to the Fund’s performance as interest rates declined during the first nine months of the year, but was beneficial with the subsequent rise in interest rates over the last three months of the period.

The Fund also maintained a high quality credit orientation consistent with the Fund’s historical investment philosophy throughout the reporting period and ended December 2010 with 76.1% of total investments held in municipal bonds rated Aa3 or higher by Moody’s Investor Services. Over the reporting period, higher quality municipal credits underperformed relative to lower quality credits. The difference in maturity structure between the Fund and benchmark along with the Fund’s higher credit quality orientation than the benchmark both played a role in the Fund’s relative underperformance versus the benchmark during the reporting period.

As highlighted earlier, the objective of the Fund is to seek as high a rate of income exempt from federal income taxes as is consistent with prudent investment management. The Fund has been invested with a bias towards high-credit quality, intermediate maturity bonds under the belief that lower-credit quality, long maturity bonds have not provided enough additional yield over the long term to compensate for the higher risk and volatility. Adopting additional risk by increasing duration significantly and/or increasing the weighting in lower-credit quality bonds would not have been consistent with the Fund’s historical investment philosophy.

The number of individual bonds held in the portfolio increased over the reporting period from 163 to 206 bonds. Turnover for the reporting period was 4%. Investments within the State of California remained the largest single allocation in any state representing 6.70% of total net assets, which is down from 9.23% from the beginning of the reporting period. Notable changes to the portfolio included purchases of additional revenue bonds in Florida and Kentucky and general obligation bonds in New Jersey and sales of general obligation holdings in Oregon.

Financial highlights for this Fund can be found on pages 194-195.

State Farm Money Market Fund Management’s Discussion

Overview

Describe the Fund’s investment objective and philosophy.

The State Farm Money Market Fund (the “Fund”) seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity. The Fund pursues this objective by investing in high quality commercial paper and other short-term debt securities. It is managed by State Farm Investment Management Corp. (SFIMC). An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Provide an illustration of the Fund’s investments.

Fund Composition*

(unaudited)

*	Illustrated by Type of Security and based on total net assets as of December 31, 2010. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

Financial highlights for this Fund can be found on pages 196-197.

State Farm LifePath® Funds Management’s Discussion of Fund Performance

Overview

Describe the State Farm LifePath Funds investment objective and philosophy.

The State Farm LifePath Funds are organized as “feeder funds” in a “master-feeder” structure. Instead of investing directly in individual securities, the feeder fund, which is offered to the public, invests all its assets in a corresponding LifePath Master Portfolio. References to “the LifePath Funds” are to the feeder funds or the LifePath Master Portfolios, as the context requires, unless otherwise stated. The LifePath Funds, through their investment in the LifePath Master Portfolios, allocate their assets among broad types of asset classes by investing in a combination of stock, bond, and money market funds (the “Underlying Funds”) seeking to produce competitive returns consistent with a Fund’s investment objective. BlackRock Fund Advisors (BlackRock) is the investment adviser for the LifePath Master Portfolios and Underlying Funds.

Each LifePath Fund seeks a combination of income and growth of capital consistent with the quantitatively measured risk that investors on average may be willing to accept given their investment time horizon. A LifePath Fund’s time horizon marks the point when the investors plan to start making net withdrawals. Each LifePath Fund has its own time horizon, which affects the acceptable risk level of the LifePath Fund and, in turn, its asset allocation.

With the exception of the LifePath 2050 Master Portfolio not containing an allocation to the iShares Barclays TIPS Bond Fund during 2010, each LifePath Master Portfolio invested in the same Underlying Funds but in differing proportions, depending upon the time horizon and acceptable risk level of the LifePath Master Portfolio.

Describe the relevant market environment as it related to the State Farm LifePath Funds for the reporting period.

The market environment was influenced by many positive factors including: generally subdued inflation, improving corporate earnings, and modest positive growth in Gross Domestic Product (GDP). In addition, the Federal Reserve maintained an accommodative monetary policy by leaving the Fed Funds Rate unchanged in a target range of 0% to 0.25% throughout 2010. In late-November, the Federal Reserve also announced that it would purchase an additional $600 billion of U.S. Treasuries by the middle of 2011 in an effort to help stimulate the economy (a policy known as “quantitative easing”). However, the market environment was not without its challenges throughout the year. During the summer months, May through August, equity markets were especially volatile on concerns about ongoing sovereign debt issues in several European countries, including Portugal, Italy, Ireland, Greece and Spain. In addition, high levels of unemployment in the U.S. persisted throughout the entire year, bringing into question the strength and sustainability of a budding economic recovery.

During the year, both oil and gold prices rose. Oil prices began the period at around $79/barrel and rose to over $91/ barrel by the end of December 2010, an increase of over 15% for the 12-month period. Gold prices began the period at around $1,095 per troy ounce and increased to over $1,421/oz. by the end of December 2010, an increase of over 29% for the 12-month period.

The 12-month total return for the S&P 500 Index was 15.06% for the period ended December 31, 2010. The total return for the period reflected an increase in corporate earnings per share for the S&P 500 Index companies of approximately 47%, a contraction of the price/earnings valuation of the S&P 500 Index of approximately -23%, and a dividend return of approximately 2.0%. Within the S&P 500 Index, the Technology sector held the largest weighting of 18.65% and produced a price return of over 9% for the reporting period. While all ten sectors within the S&P 500 Index produced positive price returns in 2010, the Health Care sector was both the fifth-largest weighting at 10.91% and produced the lowest price return of 0.7%.

Small-cap stocks, as represented by the S&P SmallCap 600 Index, and mid-cap stocks, as represented by the S&P MidCap 400 Index, also produced positive total returns of 26.31% and 26.64% respectively, for the year ended December 31, 2010. Small- and mid-cap stocks outperformed large cap stocks in 2010.

International equity markets however, as represented by the MSCI ACWI ex-U.S. IMI Index, produced a return of 12.73% for the year, underperforming U.S. markets. While equity markets were volatile amid concerns over the fiscal health of a host of European countries, investors were able to look past the high debts of Europe’s peripheral markets and focus on the strength of its core economies, especially Germany. Improved corporate earnings and a rebound in merger activity also buoyed international stocks.

iShares, LifePath, and LifePath followed by 2020, 2030, 2040 and 2050 are all registered trademarks of BlackRock Institutional Trust Company, N.A. All other trademarks, service marks or registered trademarks are the property of their respective owners.

However, investment exposure to the region was somewhat hindered by a generally stronger dollar relative to European currencies in 2010. The U.S. dollar rose against the 16-nation Euro (€) during the period as concerns of the sovereign debt crisis in Europe led investors to seek the relative safety of the U.S. dollar. During calendar year 2010, the U.S. dollar rose by approximately 7% to $1.34/€. Versus the British pound (£), the U.S. dollar rose by approximately 4% during the period to $1.56/£.

Emerging markets equities fluctuated but ended sharply higher, supported by capital inflows, strong local economies and, toward year-end, an improving outlook for global economic growth. By year-end, the MSCI Emerging Markets Index1 posted a gain of 18.88%.

Investor appetite for risk was also visible in the global real estate market where the Cohen & Steers Realty Majors Index2 gained 29.58% despite continued trouble in the U.S. housing market and lingering concerns about the commercial mortgage market. Consistent with the equity markets, foreign real estate investments produced double-digit gains as the FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index3 gained 15.66% for the one-year period ending December 31, 2010.

Within the Treasury bond market, U.S. Treasuries posted mid-single digit gains during the 12-month period ended December 31, 2010. Given the uncertainty surrounding the financial markets in Europe during the year, investors sought the relative safety of U.S. Treasuries, which generally contributed to rising prices and falling yields on U.S. Treasuries. The yield on 10-year U.S. Treasuries declined from 3.85% on January 1, 2010, to 3.30% on December 31, 2010. Short-term yields, however, remained low with 3-month U.S. Treasury yields rising only slightly from 0.06% on January 1, 2010 to 0.12% on December 31, 20104. Longer-maturity U.S. Treasuries outperformed relative to both short- and intermediate-maturity Treasuries and inflation-protected U.S. Treasury TIPS market also produced positive total returns. With economic growth in the U.S. improving over the course of the year and lingering concerns about inflation being ignited due to all the liquidity and stimulus in the markets, the Barclays Capital U.S. TIPS Index gained 6.31% for the year ending December 31, 2010. Cash, as represented by the Citigroup 3-Month Treasury Bill Index5, returned 0.13% for the reporting period, highlighting the continued low interest rate environment.

From a credit quality standpoint, lower credit quality bonds generally outperformed relative to higher credit quality bonds during the year. High yield bonds outperformed investment grade bonds as represented by the 15.12% return for the Barclays Capital High-Yield Bond Index6 versus the 6.54% return of the Barclays Capital U.S. Aggregate Bond Index for the year ended December 31, 2010.

What factors helped and hindered performance of the LifePath Funds during the reporting period?

The LifePath Funds are invested in a combination of the Underlying Funds for which BlackRock is the investment adviser. With the exception of the LifePath 2050 Fund not containing an allocation to the iShares Barclays TIPS Bond Fund during 2010, each LifePath Fund invested in the same Underlying Funds but in differing proportions, depending upon the acceptable risk level of the LifePath Fund.

The LifePath Funds with longer time horizons, such as the LifePath 2050 Fund, invested a greater share of their assets in equity-oriented Underlying Funds, such as the iShares MSCI EAFE Index Fund and the Active Stock Master Portfolio. The more conservative LifePath Funds, such as the LifePath Retirement Fund, allocated more of their assets to fixed income-oriented investments, such as the CoreAlpha Bond Master Portfolio and the iShares Barclays TIPS Bond Fund. Ultimately the performance of any given LifePath Fund is a reflection of its asset allocation.

[1]

The Morgan Stanley Capital International Emerging Markets Index is a float-adjusted market capitalization index designed to measure equity market performance in global emerging markets. Foreign securities involve risks not normally associated with investing in the U.S. including higher trading and custody costs, less stringent accounting, legal and reporting practices, potential for political and economic instability, and the fluctuation and potential regulation of currency exchange rates.

[2]	The Cohen & Steers Realty Majors Portfolio Index is a modified capitalization weighted total return index of selected United States Equity Real Estate Investment Trusts (REITs).

[3]

The FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index is designed to measure the stock performance of companies engaged in specific real estate activities of the real estate markets outside of the United States. Relevant real estate activities are defined as the ownership, trading and development of income producing real estate.

[4]	Source: Barclays Capital Live®

[5]	The Citigroup 3-Month T-Bill Index is an unmanaged index of three-month Treasury bills.

[6]	The Barclays Capital High-Yield Bond Index covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

During 2010, each LifePath Fund (with the exception of the LifePath 2050 Fund as noted previously) invested a portion of their assets in nine different exchange-traded funds (iShares) managed by BlackRock: the iShares MSCI EAFE Index Fund, the iShares EAFE Small Cap Index Fund, the iShares MSCI Emerging Markets Index Fund, the iShares MSCI Canada Index Fund, the iShares S&P MidCap 400 Index Fund, the iShares S&P SmallCap 600 Index Fund, the iShares Cohen & Steers Realty Majors Index Fund, the iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund, and the iShares Barclays TIPS Bond Fund. The returns of the Underlying Funds contributed to the overall returns of the LifePath Funds for the reporting period as shown below:

Underlying Funds	1-Year Return
Active Stock Master Portfolio	11.04%
CoreAlpha Bond Master Portfolio	6.56%
iShares S&P SmallCap 600 Index Fund	26.14%
iShares S&P MidCap 400 Index Fund	26.38%
iShares MSCI EAFE Index Fund	7.53%
iShares MSCI EAFE Small Cap Index Fund	22.35%
iShares MSCI Emerging Markets Index Fund	15.92%
iShares MSCI Canada Index Fund	20.08%
iShares Cohen & Steers Realty Majors Index Fund	29.11%
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund	15.27%
iShares Barclays TIPS Bond Fund	6.10%

The LifePath Funds invested a significant amount of their assets in the Active Stock and CoreAlpha Bond Master Portfolios. Both of these Master Portfolios seek to outperform their respective benchmark indices while maintaining similar risk profiles as those benchmarks by employing quantitative models that help to identify a subset of securities from the benchmark to invest in.

The Active Stock Master Portfolio lagged its benchmark, the S&P 500 Index, for the reporting period as investors focused on broad, macro-economic themes rather than company-specific fundamentals. At the end of 2010, the Active Stock Master Portfolio invested in 242 stocks of which 89% were from its benchmark S&P 500 Index. BlackRock reduced the number of holdings from 514 at the start of the year (which in turn increased the average individual security weightings). For the year, the Active Stock Master Portfolio underperformed its benchmark by – 4.02% (11.04% vs. 15.06%, respectively). The quality bias in the stock selection process focusing on balance sheet strength and liquidity was the primary catalyst to the Active Stock Master Portfolio’s weaker relative results. Overall, the Active Stock Master Portfolio generally maintained sector weights and a risk profile that was similar to its benchmark during the year.

Utilizing somewhat similar quantitative techniques, the CoreAlpha Bond Master Portfolio slightly outperformed the return for its respective benchmark, the Barclays Capital U.S. Aggregate Bond Index during 2010 by 0.02% (6.56% vs. 6.54%, respectively). As of December 31, 2010, there were 268 issuers and 604 securities comprising the CoreAlpha Bond Master Portfolio. Being overweight in exposure to credit risk relative to the U.S. Aggregate Bond Index was beneficial. During 2010, lower-quality, higher-yielding bonds outperformed high-quality, lower-yielding bonds as represented by the 15.12% return for the Barclays Capital High Yield Bond Index versus the 6.54% return of the Barclays Capital U.S. Aggregate Bond Index.

State Farm LifePath® Retirement Fund

Provide an illustration of the Fund’s investments.

LifePath Retirement Master Portfolio Composition*

(unaudited)

*	Illustrated by Security Type and based on the Master Portfolio’s investments in Affiliated Investment Companies of the Master Portfolio as of December 31, 2010. Please refer to the Schedule of Investments for the Master Portfolio for details concerning Master Portfolio holdings and the Master Portfolio Information, both found later in this report.

How did the State Farm LifePath Retirement Fund perform during the reporting period?

For the 1-year period ended December 31, 2010, Legacy Class A shares of the State Farm LifePath Retirement Fund had a total return without sales charges of 9.01%. The total returns for comparative indices of the LifePath Funds during the same time period were as follows: S&P 500 Index 15.06% and the Barclays Capital U.S. Aggregate Bond Index 6.54%.

Because of the multi-asset structure of the LifePath Retirement Fund, a blended benchmark is also used for comparison purposes in the line graphs below. The blended benchmark is comprised of the indices shown below with weightings adjusted at the beginning of each quarter to approximately correspond with the LifePath Retirement Fund’s investments for the upcoming quarter. As of December 31, 2010, the total return of the LifePath Retirement Fund’s blended benchmark was 10.86% for the 1-year period and had the following composition:

Index	LifePath Retirement Fund’s Blended Benchmark Weighting
Barclays Capital U.S. Aggregate Bond Index	52.94%
S&P 500 Index	19.18%
MSCI ACWI ex-U.S. IMI Index[7]	10.78%
Barclays Capital U.S. TIPS Index[8]	9.06%
S&P MidCap 400 Index[9]	5.04%
S&P SmallCap 600 Index[10]	2.13%
FTSE EPRA/NAREIT Developed Real Estate Index[11]	0.87%

[7]	The MSCI® ACWI ex-US IMI Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets.

[8]	The Barclays Capital U.S. TIPS Index is an unmanaged index composed of inflation protected securities issued by the U.S. Treasury.

[9]

Standard & Poor’s MidCap 400 Index (S&P MidCap 400) is an unmanaged group of 400 medium capitalization (between $850 million and $3.8 billion as of December 31, 2010) stocks chosen for market size, liquidity, and industry group representation. The S&P MidCap 400 covers approximately 7% of the U.S. equities market.

[10]

Standard & Poor’s SmallCap 600 Index (S&P SmallCap 600) is an unmanaged group of 600 small capitalization (between $250 million and $1.2 billion as of December 31, 2010) stocks chosen for market size, liquidity, and industry group representation. The S&P SmallCap 600 covers approximately 3% of the U.S. equities market.

[11]

The FTSE EPRA/NAREIT Developed Real Estate Index is designed to measure the stock performance of companies engaged in specific real estate activities of the North America, European, and Asian real estate markets. Relevant real estate activities are defined as the ownership, trading and development of income producing real estate.

The line graphs and tables below provide additional perspective for the State Farm LifePath Retirement Fund’s long term results.

Comparison of change in value of $10,000 investment

for the periods ended December 31, including applicable sales charges

*	From 05/01/2006.

The performance data quoted represents past performance and does not guarantee future results. Returns on the line graph reflect maximum sales charges of: 5% for Class A shares at initial investment; and 2% for Class B shares at the end of the most recent fiscal year. See the next page for the performance of the Fund’s other classes, which may be greater than or less than the lines shown above for Class A and Class B shares because of differing loads and expenses between share classes. Returns in the table above reflect maximum sales charges of: 5% for all Class A shares and for Class B shares at one year; and 2% for Class B shares Life of Class performance. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[1]	See footnotes for LifePath 2050 Fund on page 71 for a description of the Indices.

[2]

On December 31, 2010, the Blended Benchmark computed by State Farm Investment Management Corp. consisted of 52.94% Barclays Capital U.S. Aggregate Bond Index, 19.18% S&P 500 Index, 5.04% S&P MidCap 400 Index, 2.13% S&P SmallCap 600 Index, 10.78% MSCI ACWI ex-U.S. IMI Index, 0.87% FTSE EPRA/ NAREIT Developed Real Estate Index, and 9.06% Barclays Capital U.S. TIPS Index. Unlike an investment in the LifePath Retirement Fund, a theoretical investment in any of the Indices and the Blended Benchmark does not reflect any expenses. It is not possible to invest directly in an index or the Blended Benchmark.

Comparison of change in value of $10,000 investment

for the periods ended December 31, including applicable sales charges

*	Legacy Class A, Legacy Class B and Institutional shares from 05/09/2003. Class R-1, Class R-2 and Class R-3 shares from 09/13/2004.

The performance data quoted represents past performance and does not guarantee future results. Legacy Class A shares performance on the line graph reflects a maximum sales charge of 3% at initial investment. Class R-1, Class R-2 and Class R-3 shares performance may be greater than or less than the lines shown for Legacy Class A, Legacy Class B and Institutional shares because of differing loads and expenses between the share classes. Returns in the table above reflect maximum sales charges of: 3% for all Legacy Class A shares and for Legacy Class B shares at one year; and 2% for Legacy Class B shares at five years. Ending net asset values on 5/9/2003 are used to calculate values used on the line graph and Life of Class returns in the table for Legacy Class A, Legacy Class B, and Institutional shares. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. See the preceding page for the performance of Class A and Class B shares.

[1]	See footnotes for LifePath 2050 Fund on page 71 for a description of the Indices.

[2]

On December 31, 2010, the Blended Benchmark computed by State Farm Investment Management Corp. consisted of 52.94% Barclays Capital U.S. Aggregate Bond Index, 19.18% S&P 500 Index, 5.04% S&P MidCap 400 Index, 2.13% S&P SmallCap 600 Index, 10.78% MSCI ACWI ex-U.S. IMI Index, 0.87% FTSE EPRA/ NAREIT Developed Real Estate Index, and 9.06% Barclays Capital U.S. TIPS Index. Unlike an investment in the LifePath Retirement Fund, a theoretical investment in any of the Indices and the Blended Benchmark does not reflect any expenses. It is not possible to invest directly in an index or the Blended Benchmark.

What factors helped and hindered performance of the LifePath Retirement Fund during the reporting period?

The main driver to performance for the LifePath Retirement Fund was its allocation to the CoreAlpha Bond Master Portfolio – which made up the majority of the bond allocation of the LifePath Retirement Fund’s total net assets in 2010. At the end of December 2010, this weighting stood at 51.57% which was down slightly from 52.13% at the beginning of the year. The CoreAlpha Bond Master Portfolio slightly outperformed the return for its respective benchmark, the Barclays Capital U.S. Aggregate Bond Index by 0.02% (6.56% vs. 6.54% respectively). Throughout 2010, BlackRock assessed the risk/reward characteristics of the fixed income market and believed that additional exposure to credit and less exposure to U.S. Treasuries would be beneficial to performance and still be within the risk tolerance of the CoreAlpha Bond Master Portfolio.

As of December 31, 2010, there were 268 issuers and 604 securities comprising the CoreAlpha Bond Master Portfolio. Being overweight in exposure to credit risk relative to the U.S. Aggregate Bond Index was beneficial. During 2010, lower-quality, higher-yielding bonds outperformed high-quality, lower-yielding bonds as represented by the 15.12% return for the Barclays Capital High-Yield Bond Index versus the 6.54% return of the Barclays Capital U.S. Aggregate Bond Index.

The LifePath Retirement Fund also included an allocation to the iShares Barclays TIPS Bond Fund during 2010. This allocation decreased slightly from 9.07% of the LifePath Retirement Fund’s total net assets at the beginning of the year to 8.60% of total net assets by December 31, 2010. It’s important to note the LifePath Retirement Fund maintained an exposure to equity investments of approximately 39% of total net assets. The largest equity allocation was to the Active Stock Master Portfolio at 19.76% of the LifePath Retirement Fund’s total net assets. While the Active Stock Master Portfolio underperformed its benchmark, the S&P 500 Index, the LifePath Retirement Fund’s equity exposure contributed to the performance of the Fund as equity markets globally gained in value. For the year, the Active Stock Master Portfolio underperformed its benchmark by – 4.02% (11.04% vs. 15.06%, respectively). The quality bias in the stock selection process focusing on balance sheet strength and liquidity was the primary catalyst to the Active Stock Master Portfolio’s weaker relative results.

Exposure to small- and mid-cap U.S. equity securities through investments in the iShares S&P SmallCap 600 Index and iShares S&P MidCap 400 Index Funds within the LifePath Retirement Fund at the end of December 2010 was 7.76% of total net assets. Small- and mid-cap stocks outperformed large cap stocks for the reporting period.

The LifePath Retirement Fund’s exposure to foreign equity securities was 11.72% of total net assets as of December 31, 2010, comprised of five underlying iShare Funds: iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index, iShares MSCI EAFE Index, iShares MSCI Emerging Markets Index, iShares MSCI Canada Index, and the iShares MSCI EAFE Small Cap Index Funds. International equity markets mostly underperformed U.S. equity markets during the reporting period.

Over the course of the year the asset allocation adjustments within the LifePath Retirement Fund resulted in an approximate 1.4% and 0.6% increase to domestic equity and international equity securities, respectively. Reductions of approximately 1.0% and 0.8% were made to the bond and real estate allocations, respectively.

Financial highlights for this Fund can be found on pages 198-199.

State Farm LifePath 2020® Fund

Provide an illustration of the Fund’s investments.

LifePath 2020 Master Portfolio Composition*

(unaudited)

*	Illustrated by Security Type and based on the Master Portfolio’s investments in Affiliated Investment Companies of the Master Portfolio as of December 31, 2010. Please refer to the Schedule of Investments for the Master Portfolio for details concerning Master Portfolio holdings and the Master Portfolio Information, both found later in this report.

How did the State Farm LifePath 2020® Fund perform during the reporting period?

For the 1-year period ended December 31, 2010, Legacy Class A shares of the State Farm LifePath 2020 Fund had a total return without sales charges of 10.47%. The total returns for comparative indices of the LifePath Funds during the same time period were as follows: S&P 500 Index 15.06% and the Barclays Capital U.S. Aggregate Bond Index 6.54%.

Because of the multi-asset structure of the LifePath 2020 Fund, a blended benchmark is also used for comparison purposes in the line graphs below. The blended benchmark is comprised of the indices shown below with weightings adjusted at the beginning of each quarter to approximately correspond with the LifePath 2020 Fund’s investments during the upcoming quarter. As of December 31, 2010, the total return of the LifePath 2020 Fund’s blended benchmark was 12.74% for the 1-year period and had the following composition:

Index	LifePath 2020 Fund’s Blended Benchmark Weighting
Barclays Capital U.S. Aggregate Bond Index	35.72%
S&P 500 Index	30.37%
MSCI ACWI ex-U.S. IMI Index	16.41%
Barclays Capital U.S. TIPS Index	5.78%
S&P MidCap 400 Index	5.63%
FTSE EPRA/NAREIT Developed Real Estate Index	3.71%
S&P SmallCap 600 Index	2.38%

The line graphs and tables below provide additional perspective for the State Farm LifePath 2020 Fund’s long term results.

Comparison of change in value of $10,000 investment

for the periods ended December 31, including applicable sales charges

*	From 05/01/2006.

The performance data quoted represents past performance and does not guarantee future results. Returns on the line graph reflect maximum sales charges of: 5% for Class A shares at initial investment; and 2% for Class B shares at the end of the most recent fiscal year. See the next page for the performance of the Fund’s other classes, which may be greater than or less than the lines shown above for Class A and Class B shares because of differing loads and expenses between share classes. Returns in the table above reflect maximum sales charges of: 5% for all Class A shares and for Class B shares at one year; and 2% for Class B shares Life of Class performance. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[1]	See footnotes for LifePath 2050 Fund on page 71 for a description of the Indices.

[2]

On December 31, 2010, the Blended Benchmark computed by State Farm Investment Management Corp. consisted of 35.72% Barclays Capital U.S. Aggregate Bond Index, 30.37% S&P 500 Index, 5.63% S&P MidCap 400 Index, 2.38% S&P SmallCap 600 Index, 16.41% MSCI ACWI ex-U.S. IMI Index, 3.71% FTSE EPRA/ NAREIT Developed Real Estate Index, and 5.78% Barclays Capital U.S. TIPS Index. Unlike an investment in the LifePath 2020 Fund, a theoretical investment in any of the Indices and the Blended Benchmark does not reflect any expenses. It is not possible to invest directly in an index or the Blended Benchmark.

Comparison of change in value of $10,000 investment

for the periods ended December 31, including applicable sales charges

*	Legacy Class A, Legacy Class B and Institutional shares from 05/09/2003. Class R-1, Class R-2 and Class R-3 shares from 09/13/2004.

The performance data quoted represents past performance and does not guarantee future results. Legacy Class A shares performance on the line graph reflects a maximum sales charge of 3% at initial investment. Class R-1, Class R-2 and Class R-3 shares performance may be greater than or less than the lines shown for Legacy Class A, Legacy Class B and Institutional shares because of differing loads and expenses between the share classes. Returns in the table above reflect maximum sales charges of: 3% for all Legacy Class A shares and for Legacy Class B shares at one year; and 2% for Legacy Class B shares at five years. Ending net asset values on 5/9/2003 are used to calculate values used on the line graph and Life of Class returns in the table for Legacy Class A, Legacy Class B, and Institutional shares. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. See the preceding page for the performance of Class A and Class B shares.

[1]	See footnotes for LifePath 2050 Fund on page 71 for a description of the Indices.

[2]

On December 31, 2010, the Blended Benchmark computed by State Farm Investment Management Corp. consisted of 35.72% Barclays Capital U.S. Aggregate Bond Index, 30.37% S&P 500 Index, 5.63% S&P MidCap 400 Index, 2.38% S&P SmallCap 600 Index, 16.41% MSCI ACWI ex-U.S. IMI Index, 3.71% FTSE EPRA/ NAREIT Developed Real Estate Index, and 5.78% Barclays Capital U.S. TIPS Index. Unlike an investment in the LifePath 2020 Fund, a theoretical investment in any of the Indices and the Blended Benchmark does not reflect any expenses. It is not possible to invest directly in an index or the Blended Benchmark.

Performance Analysis

What factors helped and hindered performance of the LifePath 2020 Fund during the reporting period?

The main driver to performance for the LifePath 2020 Fund was its allocation to the Active Stock Master Portfolio – which made up over half of the LifePath 2020 Fund’s equity exposure. At the end of December 2010, this weighting stood at 30.90% of the LifePath 2020 Fund’s total net assets which is slightly higher than the 30.51% weighting at the beginning of the year. As highlighted earlier, the Active Stock Master Portfolio is benchmarked to the S&P 500 Index. At the end of 2010, the Active Stock Master Portfolio invested in 242 stocks of which 89% were from its benchmark S&P 500 Index. BlackRock decreased the number of holdings from 514 at the start of the year (which in turn increased the average individual security weightings). For the year, the Active Stock Master Portfolio underperformed its benchmark by -4.02% (11.04% vs. 15.06%, respectively). The quality bias in the stock selection process focusing on balance sheet strength and liquidity was the primary catalyst to the Active Stock Master Portfolio’s weaker relative results. Overall, the Active Stock Master Portfolio generally maintained sector weights and a risk profile that was similar to its benchmark during the year.

Exposure to small- and mid-cap U.S. equity securities through investments in the iShares S&P SmallCap 600 Index and iShares S&P MidCap 400 Index Funds within the LifePath 2020 Fund at the end of December 2010 was 8.63% of total net assets. Small and mid-cap stocks outperformed large cap stocks for the reporting period.

The LifePath 2020 Fund’s exposure to foreign equity securities was 18.55% of total net assets as of December 31, 2010, comprised of five underlying iShares Funds: iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index, iShares MSCI EAFE Index, iShares MSCI Emerging Markets Index, iShares MSCI Canada Index, and the iShares MSCI EAFE Small Cap Index Funds. International equity markets mostly underperformed U.S. equity markets during the reporting period.

From a fixed-income perspective, the LifePath 2020 Fund held 34.95% of its total net assets in the CoreAlpha Bond Master Portfolio which is up from 33.83% at the beginning of the year. As highlighted earlier, the CoreAlpha Bond Master Portfolio slightly outperformed the return for its respective benchmark, the Barclays Capital U.S. Aggregate Bond Index during 2010 by 0.02% (6.56% vs. 6.54% respectively). Throughout 2010, BlackRock assessed the risk/reward characteristics of the fixed income market and believed that additional exposure to credit and less exposure to U.S. Treasuries would be beneficial to performance and still be within the risk tolerance of the CoreAlpha Bond Master Portfolio.

As of December 31, 2010, there were 268 issuers and 604 securities comprising the CoreAlpha Bond Master Portfolio. Being overweight in exposure to credit risk relative to the U.S. Aggregate Bond Index was beneficial. During 2010, lower-quality, higher-yielding bonds outperformed high-quality, lower-yielding bonds as represented by the 15.12% return for the Barclays Capital High-Yield Bond Index versus the 6.54% return of the Barclays Capital U.S. Aggregate Bond Index.

Over the course of the year the asset allocation adjustments within the LifePath 2020 Fund resulted in an approximate 1.0% decrease to the real estate allocations with the Fund’s exposure to the CoreAlpha Bond Master Portfolio increasing a bit over 1.0%.

Financial highlights for this Fund can be found on pages 200-201.

State Farm LifePath 2030® Fund

Provide an illustration of the Fund’s investments.

LifePath 2030 Master Portfolio Composition*

(unaudited)

*	Illustrated by Security Type and based on the Master Portfolio’s investments in Affiliated Investment Companies of the Master Portfolio as of December 31, 2010. Please refer to the Schedule of Investments for the Master Portfolio for details concerning Master Portfolio holdings and the Master Portfolio Information, both found later in this report.

How did the State Farm LifePath 2030® Fund perform during the reporting period?

For the 1-year period ended December 31, 2010, Legacy Class A shares of the State Farm LifePath 2030 Fund had a total return without sales charges of 11.44%. The total returns for comparative indices of the LifePath Funds during the same time period were as follows: S&P 500 Index 15.06% and the Barclays Capital U.S. Aggregate Bond Index 6.54%.

Because of the multi-asset structure of the LifePath 2030 Fund, a blended benchmark is also used for comparison purposes in the line graphs below. The blended benchmark is comprised of the indices shown below with weightings adjusted at the beginning of each quarter to approximately correspond with the LifePath 2030 Fund’s investments during the upcoming quarter. As of December 31, 2010, the total return of the LifePath 2030 Fund’s blended benchmark was 14.13% for the 1-year period and had the following composition:

Index	LifePath 2030 Fund’s Blended Benchmark Weighting
S&P 500 Index	39.01%
Barclays Capital U.S. Aggregate Bond Index	22.39%
MSCI ACWI ex-US IMI Index	20.76%
S&P MidCap 400 Index	6.09%
FTSE EPRA/NAREIT Developed Real Estate Index	5.89%
Barclays Capital U.S. TIPS Index	3.28%
S&P SmallCap 600 Index	2.58%

The line graphs and tables below provide additional perspective for the State Farm LifePath 2030 Fund’s long term results.

Comparison of change in value of $10,000 investment

for the periods ended December 31, including applicable sales charges

*	From 05/01/2006.

The performance data quoted represents past performance and does not guarantee future results. Returns on the line graph reflect maximum sales charges of: 5% for Class A shares at initial investment; and 2% for Class B shares at the end of the most recent fiscal year. See the next page for the performance of the Fund’s other classes, which may be greater than or less than the lines shown above for Class A and Class B shares because of differing loads and expenses between share classes. Returns in the table above reflect maximum sales charges of: 5% for all Class A shares and for Class B shares at one year; and 2% for Class B shares Life of Class performance. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[1]	See footnotes for LifePath 2050 Fund on page 71 for a description of the Indices.

[2]

On December 31, 2010, the Blended Benchmark computed by State Farm Investment Management Corp. consisted of 22.39% Barclays Capital U.S. Aggregate Bond Index, 39.01% S&P 500 Index, 6.09% S&P MidCap 400 Index, 2.58% S&P SmallCap 600 Index, 20.76% MSCI ACWI ex-U.S. IMI Index, 5.89% FTSE EPRA/ NAREIT Developed Real Estate Index, and 3.28% Barclays Capital U.S. TIPS Index. Unlike an investment in the LifePath 2030 Fund, a theoretical investment in any of the Indices and the Blended Benchmark does not reflect any expenses. It is not possible to invest directly in an index or the Blended Benchmark.

Comparison of change in value of $10,000 investment

for the periods ended December 31, including applicable sales charges

*	Legacy Class A, Legacy Class B and Institutional shares from 05/09/2003. Class R-1, Class R-2 and Class R-3 shares from 09/13/2004.

The performance data quoted represents past performance and does not guarantee future results. Legacy Class A shares performance on the line graph reflects a maximum sales charge of 3% at initial investment. Class R-1, Class R-2 and Class R-3 shares performance may be greater than or less than the lines shown for Legacy Class A, Legacy Class B and Institutional shares because of differing loads and expenses between the share classes. Returns in the table above reflect maximum sales charges of: 3% for all Legacy Class A shares and for Legacy Class B shares at one year; and 2% for Legacy Class B shares at five years. Ending net asset values on 5/9/2003 are used to calculate values used on the line graph and Life of Class returns in the table for Legacy Class A, Legacy Class B, and Institutional shares. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. See the preceding page for the performance of Class A and Class B shares.

[1]	See footnotes for LifePath 2050 Fund on page 71 for a description of the Indices.

[2]

On December 31, 2010, the Blended Benchmark computed by State Farm Investment Management Corp. consisted of 22.39% Barclays Capital U.S. Aggregate Bond Index, 39.01% S&P 500 Index, 6.09% S&P MidCap 400 Index, 2.58% S&P SmallCap 600 Index, 20.76% MSCI ACWI ex-U.S. IMI Index, 5.89% FTSE EPRA/ NAREIT Developed Real Estate Index, and 3.28% Barclays Capital U.S. TIPS Index. Unlike an investment in the LifePath 2030 Fund, a theoretical investment in any of the Indices and the Blended Benchmark does not reflect any expenses. It is not possible to invest directly in an index or the Blended Benchmark.

Performance Analysis

What factors helped and hindered performance of the LifePath 2030 Fund during the reporting period?

The main driver to performance for the LifePath 2030 Fund was its allocation to the Active Stock Master Portfolio – which made up over half of the LifePath 2030 Fund’s equity exposure. At the end of December 2010, this weighting stood at 38.91% of the LifePath 2030 Fund’s total net assets which is slightly higher than the 38.16% weighting at the beginning of the year. As highlighted earlier, the Active Stock Master Portfolio is benchmarked to the S&P 500 Index. At the end of 2010, the Active Stock Master Portfolio invested in 242 stocks of which 89% were from its benchmark S&P 500 Index. BlackRock decreased the number of holdings from 514 at the start of the year (which in turn increased the average individual security weightings). For the year, the Active Stock Master Portfolio underperformed its benchmark by -4.02% (11.04% vs. 15.06%, respectively). The quality bias in the stock selection process focusing on balance sheet strength and liquidity was the primary catalyst to the Active Stock Master Portfolio’s weaker relative results. Overall, the Active Stock Master Portfolio generally maintained sector weights and a risk profile that was similar to its benchmark during the year.

The LifePath 2030 Fund’s exposure to foreign equity securities was 23.90% of total net assets as of December 31, 2010 comprised of five underlying iShares Funds: iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index, iShares MSCI EAFE Index, iShares MSCI Emerging Markets Index, iShares MSCI Canada Index, and the iShares MSCI EAFE Small Cap Index Funds. In general, international equity markets mostly underperformed U.S. equity markets during the reporting period.

Exposure to small- and mid-cap U.S. equity securities through investments in the iShares S&P SmallCap 600 Index and iShares S&P MidCap 400 Index Funds within the LifePath 2030 Fund at the end of December 2010 was 9.39% of total net assets. Small and mid-cap stocks outperformed large cap stocks for the reporting period.

From a fixed-income perspective, the LifePath 2030 Fund held 22.31% of its total net assets in the CoreAlpha Bond Master Portfolio which is up from 21.11% at the beginning of the year. As highlighted earlier, the CoreAlpha Bond Master Portfolio slightly outperformed the return for its respective benchmark, the Barclays Capital U.S. Aggregate Bond Index during 2010 by 0.02% (6.56% vs. 6.54% respectively). As of December 31, 2010, there were 268 issuers and 604 securities comprising the CoreAlpha Bond Master Portfolio. Being overweight in exposure to credit risk relative to the U.S. Aggregate Bond Index was beneficial. During 2010, lower-quality, higher-yielding bonds outperformed high-quality, lower-yielding bonds as represented by the 15.12% return for the Barclays Capital High-Yield Bond Index versus the 6.54% return of the Barclays Capital U.S. Aggregate Bond Index.

Over the course of the year the asset allocation adjustments within the LifePath 2030 Fund resulted in an approximate 0.6% increase to domestic and international equity securities. The LifePath 2030 Fund’s exposure to the CoreAlpha Bond Master Portfolio increased by 1.2% while the exposure to real estate was reduced by over 1.5%. Remaining reductions were made to the iShares Barclays TIPS Bond Fund and the cash allocation.

Financial highlights for this Fund can be found on pages 202-203.

State Farm LifePath 2040® Fund

Provide an illustration of the Fund’s investments.

LifePath 2040 Master Portfolio Composition*

(unaudited)

*	Illustrated by Security Type and based on the Master Portfolio’s investments in Affiliated Investment Companies of the Master Portfolio as of December 31, 2010. Please refer to the Schedule of Investments for the Master Portfolio for details concerning Master Portfolio holdings and the Master Portfolio Information, both found later in this report.

How did the State Farm LifePath 2040® Fund perform during the reporting period?

For the 1-year period ended December 31, 2010, Legacy Class A shares of the State Farm LifePath 2040 Fund had a total return without sales charges of 12.30%. The total returns for comparative indices of the LifePath Funds during the same time period were as follows: S&P 500 Index 15.06% and the Barclays Capital U.S. Aggregate Bond Index 6.54%.

Because of the multi-asset structure of the LifePath 2040 Fund, a blended benchmark is also used for comparison purposes in the line graphs below. The blended benchmark is comprised of the indices shown below with weightings adjusted at the beginning of each quarter to approximately correspond with the LifePath 2040 Fund’s investments during the upcoming quarter. As of December 31, 2010, the total return of the LifePath 2040 Fund’s blended benchmark was 15.18% for the 1-year period and had the following composition:

Index	LifePath 2040 Fund’s Blended Benchmark Weighting
S&P 500 Index	46.08%
MSCI ACWI ex-U.S. IMI Index	24.32%
Barclays Capital U.S. Aggregate Bond Index	11.54%
FTSE EPRA/NAREIT Developed Real Estate Index	7.68%
S&P MidCap 400 Index	6.47%
S&P SmallCap 600 Index	2.74%
Barclays Capital U.S. TIPS Index	1.17%

The line graphs and tables below provide additional perspective for the State Farm LifePath 2040 Fund’s long term results.

Comparison of change in value of $10,000 investment

for the periods ended December 31, including applicable sales charges

*	From 05/01/2006.

The performance data quoted represents past performance and does not guarantee future results. Returns on the line graph reflect maximum sales charges of: 5% for Class A shares at initial investment; and 2% for Class B shares at the end of the most recent fiscal year. See the next page for the performance of the Fund’s other classes, which may be greater than or less than the lines shown above for Class A and Class B shares because of differing loads and expenses between share classes. Returns in the table above reflect maximum sales charges of: 5% for all Class A shares and for Class B shares at one year; and 2% for Class B shares Life of Class performance. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[1]	See footnotes for LifePath 2050 Fund on page 71 for a description of the Indices.

[2]

On December 31, 2010, the Blended Benchmark computed by State Farm Investment Management Corp. consisted of 11.54% Barclays Capital U.S. Aggregate Bond Index, 46.08% S&P 500 Index, 6.47% S&P MidCap 400 Index, 2.74% S&P SmallCap 600 Index, 24.32% MSCI ACWI ex-U.S. IMI Index, 7.68% FTSE EPRA/ NAREIT Developed Real Estate Index, and 1.17% Barclays Capital U.S. TIPS Index. Unlike an investment in the LifePath 2040 Fund, a theoretical investment in any of the Indices and the Blended Benchmark does not reflect any expenses. It is not possible to invest directly in an index or the Blended Benchmark.

Comparison of change in value of $10,000 investment

for the periods ended December 31, including applicable sales charges

*	Legacy Class A, Legacy Class B and Institutional shares from 05/09/2003. Class R-1, Class R-2 and Class R-3 shares from 09/13/2004.

The performance data quoted represents past performance and does not guarantee future results. Legacy Class A shares performance on the line graphs reflects a maximum sales charge of 3% at initial investment. Class R-1, Class R-2 and Class R-3 shares performance may be greater than or less than the lines shown for Legacy Class A, Legacy Class B and Institutional shares because of differing loads and expenses between the share classes. Returns in the table above reflect maximum sales charges of: 3% for all Legacy Class A shares and for Legacy Class B shares at one year; and 2% for Legacy Class B shares at five years. Ending net asset values on 5/9/2003 are used to calculate values used on the line graph and Life of Class returns in the table for Legacy Class A, Legacy Class B, and Institutional shares. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. See the preceding page for the performance of Class A and Class B shares.

[1]	See footnotes for LifePath 2050 Fund on page 71 for a description of the Indices.

[2]

On December 31, 2010, the Blended Benchmark computed by State Farm Investment Management Corp. consisted of 11.54% Barclays Capital U.S. Aggregate Bond Index, 46.08% S&P 500 Index, 6.47% S&P MidCap 400 Index, 2.74% S&P SmallCap 600 Index, 24.32% MSCI ACWI ex-U.S. IMI Index, 7.68% FTSE EPRA/ NAREIT Developed Real Estate Index, and 1.17% Barclays Capital U.S. TIPS Index. Unlike an investment in the LifePath 2040 Fund, a theoretical investment in any of the Indices and the Blended Benchmark does not reflect any expenses. It is not possible to invest directly in an index or the Blended Benchmark.

Performance Analysis

What factors helped and hindered performance of the LifePath 2040 Fund during the reporting period?

The main driver to performance for the LifePath 2040 Fund was its allocation to the Active Stock Master Portfolio – which made up over half of the LifePath 2040 Fund’s equity exposure. At the end of December 2010 this weighting stood at 45.28% of the LifePath 2040 Fund’s total net assets which is slightly higher than the 44.65% weighting at the beginning of the year. As highlighted earlier, the Active Stock Master Portfolio is benchmarked to the S&P 500 Index. At the end of 2010, the Active Stock Master Portfolio invested in 242 stocks of which 89% were from its benchmark S&P 500 Index. BlackRock decreased the number of holdings from 514 at the start of the year (which in turn increased the average individual security weightings). For the year, the Active Stock Master Portfolio underperformed its benchmark by -4.02% (11.04% vs. 15.06%, respectively). The quality bias in the stock selection process focusing on balance sheet strength and liquidity was the primary catalyst to the Active Stock Master Portfolio’s weaker relative results. Overall, the Active Stock Master Portfolio generally maintained sector weights and a risk profile that was similar to its benchmark during the year.

The LifePath 2040 Fund’s exposure to foreign equity securities was 28.71% of total net assets as of December 31, 2010, comprised of five underlying iShares Funds: iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index, iShares MSCI EAFE Index, iShares MSCI Emerging Markets Index, iShares MSCI Canada Index, and the iShares MSCI EAFE Small Cap Index Funds. In general, international equity markets mostly underperformed U.S. equity markets during the reporting period.

Exposure to small- and mid-cap U.S. equity securities through investments in the iShares S&P SmallCap 600 Index and iShares S&P MidCap 400 Index Funds within the LifePath 2040 Fund at the end of December 2010 was 10.06% of total net assets. Small and mid-cap stocks outperformed large cap stocks for the reporting period.

From a fixed-income perspective, the LifePath 2040 Fund held 11.70% of its total net assets in the CoreAlpha Bond Master Portfolio which is up from 10.62% at the beginning of the year. As highlighted earlier, the CoreAlpha Bond Master Portfolio slightly outperformed the return for its respective benchmark, the Barclays Capital U.S. Aggregate Bond Index during 2010 by 0.02% (6.56% vs. 6.54% respectively). As of December 31, 2010, there were 268 issuers and 604 securities comprising the CoreAlpha Bond Master Portfolio. Being overweight in exposure to credit risk relative to the U.S. Aggregate Bond Index was beneficial. During 2010, lower-quality, higher-yielding bonds outperformed high-quality, lower-yielding bonds as represented by the 15.12% return for the Barclays Capital High-Yield Bond Index versus the 6.54% return of the Barclays Capital U.S. Aggregate Bond Index.

Over the course of the year the asset allocation adjustments within the LifePath 2040 Fund resulted in an approximate 0.7% increase to equity securities with the largest change being a 0.6% increase to the Active Stock Master Portfolio. Exposure to small and mid-cap stocks decreased approximately 0.5% while exposure to international equities increased approximately 0.6%. The LifePath 2040 Fund’s exposure to the CoreAlpha Bond Master Portfolio increased by roughly 1.0% while the exposure to real estate decreased approximately 1.5%. The remaining reduction was made to the cash allocation.

Financial highlights for this Fund can be found on pages 204-205.

State Farm LifePath 2050® Fund

Provide an illustration of the Fund’s investments.

LifePath 2050 Master Portfolio Composition*

(unaudited)

*	Illustrated by Security Type and based on the Master Portfolio’s investments in Affiliated Investment Companies of the Master Portfolio as of December 31, 2010. Please refer to the Schedule of Investments for the Master Portfolio for details concerning Master Portfolio holdings and the Master Portfolio Information, both found later in this report.

How did the State Farm LifePath 2050 Fund perform during the reporting period?

For the 1-year period ended December 31, 2010, Class A shares of the State Farm LifePath 2050 Fund had a total return without sales charges of 12.98%. The total returns for comparative indices of the LifePath Funds during the same time period were as follows: S&P 500 Index 15.06% and the Barclays Capital U.S. Aggregate Bond Index 6.54%.

Because of the multi-asset structure of the LifePath 2050 Fund, a blended benchmark is also used for comparison purposes in the line graphs below. The blended benchmark is comprised of the indices shown below with weightings adjusted at the beginning of each quarter to approximately correspond with the LifePath 2050 Fund’s investments during the upcoming quarter. As of December 31, 2010, the total return of the LifePath 2050 Fund’s blended benchmark was 16.11% for the 1-year period and had the following composition:

Index	LifePath 2050 Fund’s Blended Benchmark Weighting
S&P 500 Index	51.61%
MSCI ACWI ex-U.S. IMI Index	27.57%
FTSE EPRA/NAREIT Developed Real Estate Index	9.41%
S&P MidCap 400 Index	7.07%
S&P SmallCap 600 Index	2.99%
Barclays Capital U.S. Aggregate Bond Index	1.35%

The line graph and table below provide additional perspective for the State Farm LifePath 2050 Fund’s long term results.

Comparison of change in value of $10,000 investment

for the periods ended December 31, including applicable sales charges

*	From 07/14/2008.

The performance data quoted represents past performance and does not guarantee future results. Class A shares performance on the line graph reflects a maximum sales charge of 5% at initial investment. Returns in the table above reflect a maximum sales charge of 5% for all Class A shares. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[1]

The Barclays Capital U.S. Aggregate Bond Index represents debt securities in the U.S. investment grade fixed rate taxable bond market, including government and corporate debt securities, mortgage pass-through debt securities and asset-backed debt securities with maturities greater than one year.

[2]

The S&P 500® Index tracks the common stock performance of large U.S. companies in the manufacturing, utilities, transportation and financial industries. In total, the S&P 500 is comprised of 500 common stocks.

The Indices represent unmanaged groups of securities that differ from the composition of the LifePath Funds. Unlike an investment in the LifePath Funds, a theoretical investment in any of the Indices does not reflect any expenses. It is not possible to invest directly in an index.

[3]

On December 31, 2010, the Blended Benchmark computed by State Farm Investment Management Corp. consisted of 1.35% Barclays Capital U.S. Aggregate Bond Index, 51.61% S&P 500 Index, 7.07% S&P MidCap 400 Index, 2.99% S&P SmallCap 600 Index, 27.57% MSCI ACWI ex-U.S. IMI Index, and 9.41% FTSE EPRA/NAREIT Developed Real Estate Index. Unlike an investment in the LifePath 2050 Fund, a theoretical investment in any of the Indices and the Blended Benchmark does not reflect any expenses. It is not possible to invest directly in an index or the Blended Benchmark.

Performance Analysis

What factors helped and hindered performance of the LifePath 2050 Fund during the reporting period?

The main driver to performance for the LifePath 2050 Fund was its allocation to the Active Stock Master Portfolio – which made up over half of the LifePath 2050 Fund’s equity exposure. At the end of December 2010 this weighting stood at 51.10% of the LifePath 2050 Fund’s total net assets which is up from the 49.30% weighting at the beginning of the year. As highlighted earlier, the Active Stock Master Portfolio is benchmarked to the S&P 500 Index. At the end of 2010, the Active Stock Master Portfolio invested in 242 stocks of which 89% were from its benchmark S&P 500 Index. BlackRock decreased the number of holdings from 514 at the start of the year (which in turn increased the average individual security weightings). For the year, the Active Stock Master Portfolio underperformed its benchmark by -4.02% (11.04% vs. 15.06%, respectively). The quality bias in the stock selection process focusing on balance sheet strength and liquidity was the primary catalyst to the Active Stock Master Portfolio’s weaker relative results. Overall, the Active Stock Master Portfolio generally maintained sector weights and a risk profile that was similar to its benchmark during the year.

The LifePath 2050 Fund’s exposure to foreign equity securities was 33.16% of total net assets as of December 31, 2010, comprised of five underlying iShares Funds: iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index, iShares MSCIEAFE Index, iShares MSCI Emerging Markets Index, iShares MSCI Canada Index, and the iShares MSCI EAFE Small Cap Index Funds. In general, international equity markets mostly underperformed U.S. equity markets during the reporting period.

Exposure to small- and mid-cap U.S. equity securities through investments in the iShares S&P SmallCap 600 Index and iShares S&P MidCap 400 Index Funds within the LifePath 2050 Fund at the end of December 2010 was 9.87% of total net assets. Small and mid-cap stocks outperformed large cap stocks for the reporting period.

From a fixed-income perspective, the LifePath 2050 Fund held just 1.75% of its total net assets in the CoreAlpha Bond Master Portfolio which is up slightly from the 0.97% weighting at the beginning of the year. As noted earlier, there was no investment allocation to the iShares Barclays TIPS Bond Fund within the LifePath 2050 Fund in 2010.

Over the course of the year the asset allocation adjustments within the LifePath 2050 Fund resulted in an approximate 1.3% increase to equity securities with the largest change being a 1.8% increase to the Active Stock Master Portfolio. Exposure to small and mid-cap stocks decreased approximately 1.7% while exposure to international equities increased approximately 1.2%. The LifePath 2050 Fund’s exposure to the CoreAlpha Bond Master Portfolio increased by roughly 0.8% while the exposure to real estate decreased approximately 1.5%. The remaining reduction was made to the cash allocation.

Financial highlights for this Fund can be found on page 206-207.

Expense Example (unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and certain redemptions; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; shareholder servicing fees; and other Fund expenses. The Example in the following table for each Fund below is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as stated in the table for each Fund.

Actual Expenses

The Actual information in the table under each Fund name below provides information about actual account values and actual expenses for each Class of shares. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value for a Fund Class by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual information line under the heading entitled “Expenses Paid During Period” for the applicable Fund Class to estimate the expenses you paid on your account for that Fund Class during the period. If your account has multiple Fund positions, add up the results calculated for each Fund position by Class within your account to estimate the expenses you paid on your total account value. A potential account fee of $10 per calendar quarter is not included in the expenses shown in the table. This fee will be charged to an account holding Class A, Class B, Legacy Class A, Legacy Class B or Institutional shares (other than a SEP IRA, SIMPLE IRA, Archer Medical Savings Account, Tax Sheltered Account under §403(b)(7) of the Internal Revenue Code or an account held under other employer-sponsored qualified retirement plans) if the balance in the account falls below $5,000 at the close of business on the second business day of the last month of the calendar quarter, unless the account has been open for less than a year as of the second business day of the last month of the calendar quarter. You should consider any account fee you incurred when estimating the total ongoing expenses paid over the period and the impact of this fee on your ending account value. This additional fee has the effect of reducing investment returns.

Hypothetical Example for Comparison Purposes

The Hypothetical information in the table under each Fund name below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio by Class and an assumed rate of return of 5% per year before expenses, which is not the actual return of the Class indicated. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A potential account fee of $10 per calendar quarter is not included in the expenses shown in the table. This fee will be charged to an account holding Class A, Class B, Legacy Class A, Legacy Class B or Institutional shares (other than a SEP IRA, SIMPLE IRA, Archer Medical Savings Account, Tax Sheltered Account under §403(b)(7) of the Internal Revenue Code or an account held under other employer-sponsored qualified retirement plans) if the balance in the account falls below $5,000 at the close of business on the second business day of the last month of the calendar quarter, unless the account has been open for less than a year as of the second business day of the last month of the calendar quarter. You should consider any account fee that you incurred when estimating the total ongoing expenses paid over the period and the impact of this fee on your ending account value. This additional fee has the effect of increasing the costs of investing.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) applicable to Class A, Class B, Legacy Class A, and Legacy Class B shares. Therefore, the Hypothetical information in the table under each Fund name is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

State Farm Equity Fund
	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Annualized Expense Ratio Based on the Period July 1, 2010 to December 31, 2010	Expenses Paid During Period July 1, 2010 to December 31, 2010[1]
Actual
Class A Shares	$1,000.00	$1,229.36	1.21%	$6.80
Class B Shares	$1,000.00	$1,222.46	1.90%	$10.64
Legacy Class A Shares	$1,000.00	$1,228.75	1.20%	$6.74
Legacy Class B Shares	$1,000.00	$1,226.34	1.60%	$8.98
Institutional Shares	$1,000.00	$1,230.57	0.95%	$5.34
Class R-1 Shares	$1,000.00	$1,227.18	1.52%	$8.53
Class R-2 Shares	$1,000.00	$1,228.49	1.33%	$7.47
Class R-3 Shares	$1,000.00	$1,227.70	1.02%	$5.73
Hypothetical (5% return before expenses)
Class A Shares	$1,000.00	$1,019.11	1.21%	$6.16
Class B Shares	$1,000.00	$1,015.63	1.90%	$9.65
Legacy Class A Shares	$1,000.00	$1,019.16	1.20%	$6.11
Legacy Class B Shares	$1,000.00	$1,017.14	1.60%	$8.13
Institutional Shares	$1,000.00	$1,020.42	0.95%	$4.84
Class R-1 Shares	$1,000.00	$1,017.54	1.52%	$7.73
Class R-2 Shares	$1,000.00	$1,018.50	1.33%	$6.77
Class R-3 Shares	$1,000.00	$1,020.06	1.02%	$5.19

State Farm Small/Mid Cap Equity Fund
	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Annualized Expense Ratio Based on the Period July 1, 2010 to December 31, 2010	Expenses Paid During Period July 1, 2010 to December 31, 2010[1]
Actual
Class A Shares	$1,000.00	$1,270.98	1.40%	$8.01
Class B Shares[2]	$1,000.00	$1,267.71	2.00%	$11.43
Legacy Class A Shares	$1,000.00	$1,270.31	1.40%	$8.01
Legacy Class B Shares	$1,000.00	$1,268.33	1.80%	$10.29
Institutional Shares	$1,000.00	$1,272.11	1.15%	$6.59
Class R-1 Shares	$1,000.00	$1,269.12	1.72%	$9.84
Class R-2 Shares	$1,000.00	$1,269.93	1.52%	$8.70
Class R-3 Shares	$1,000.00	$1,272.60	1.22%	$6.99
Hypothetical (5% return before expenses)
Class A Shares	$1,000.00	$1,018.15	1.40%	$7.12
Class B Shares[2]	$1,000.00	$1,015.12	2.00%	$10.16
Legacy Class A Shares	$1,000.00	$1,018.15	1.40%	$7.12
Legacy Class B Shares	$1,000.00	$1,016.13	1.80%	$9.15
Institutional Shares	$1,000.00	$1,019.41	1.15%	$5.85
Class R-1 Shares	$1,000.00	$1,016.53	1.72%	$8.74
Class R-2 Shares	$1,000.00	$1,017.54	1.52%	$7.73
Class R-3 Shares	$1,000.00	$1,019.06	1.22%	$6.21

State Farm International Equity Fund
	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Annualized Expense Ratio Based on the Period July 1, 2010 to December 31, 2010	Expenses Paid During Period July 1, 2010 to December 31, 2010[1]
Actual
Class A Shares	$1,000.00	$1,272.43	1.50%	$8.59
Class B Shares[2]	$1,000.00	$1,269.43	2.10%	$12.01
Legacy Class A Shares	$1,000.00	$1,272.34	1.50%	$8.59
Legacy Class B Shares	$1,000.00	$1,270.48	1.90%	$10.87
Institutional Shares	$1,000.00	$1,274.37	1.25%	$7.17
Class R-1 Shares	$1,000.00	$1,270.70	1.82%	$10.42
Class R-2 Shares	$1,000.00	$1,272.71	1.62%	$9.28
Class R-3 Shares	$1,000.00	$1,275.17	1.32%	$7.57
Hypothetical (5% return before expenses)
Class A Shares	$1,000.00	$1,017.64	1.50%	$7.63
Class B Shares[2]	$1,000.00	$1,014.62	2.10%	$10.66
Legacy Class A Shares	$1,000.00	$1,017.64	1.50%	$7.63
Legacy Class B Shares	$1,000.00	$1,015.63	1.90%	$9.65
Institutional Shares	$1,000.00	$1,018.90	1.25%	$6.36
Class R-1 Shares	$1,000.00	$1,016.03	1.82%	$9.25
Class R-2 Shares	$1,000.00	$1,017.04	1.62%	$8.24
Class R-3 Shares	$1,000.00	$1,018.55	1.32%	$6.72

State Farm S&P 500 Index Fund
	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Annualized Expense Ratio Based on the Period July 1, 2010 to December 31, 2010[3]	Expenses Paid During Period July 1, 2010 to December 31, 2010[1]
Actual
Class A Shares	$1,000.00	$1,227.73	0.79%	$4.44
Class B Shares	$1,000.00	$1,223.11	1.49%	$8.35
Legacy Class A Shares	$1,000.00	$1,227.91	0.79%	$4.44
Legacy Class B Shares	$1,000.00	$1,225.87	1.19%	$6.68
Institutional Shares	$1,000.00	$1,229.97	0.54%	$3.04
Class R-1 Shares	$1,000.00	$1,226.57	1.11%	$6.23
Class R-2 Shares	$1,000.00	$1,228.06	0.91%	$5.11
Class R-3 Shares	$1,000.00	$1,228.06	0.61%	$3.43
Hypothetical (5% return before expenses)
Class A Shares	$1,000.00	$1,021.22	0.79%	$4.02
Class B Shares	$1,000.00	$1,017.69	1.49%	$7.58
Legacy Class A Shares	$1,000.00	$1,021.22	0.79%	$4.02
Legacy Class B Shares	$1,000.00	$1,019.21	1.19%	$6.06
Institutional Shares	$1,000.00	$1,022.48	0.54%	$2.75
Class R-1 Shares	$1,000.00	$1,019.61	1.11%	$5.65
Class R-2 Shares	$1,000.00	$1,020.62	0.91%	$4.63
Class R-3 Shares	$1,000.00	$1,022.13	0.61%	$3.11

State Farm Small Cap Index Fund
	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Annualized Expense Ratio Based on the Period July 1, 2010 to December 31, 2010	Expenses Paid During Period July 1, 2010 to December 31, 2010[1]
Actual
Class A Shares	$1,000.00	$1,287.29	0.95%	$5.48
Class B Shares	$1,000.00	$1,282.66	1.65%	$9.49
Legacy Class A Shares	$1,000.00	$1,287.50	0.95%	$5.48
Legacy Class B Shares	$1,000.00	$1,285.40	1.35%	$7.78
Institutional Shares	$1,000.00	$1,289.43	0.70%	$4.04
Class R-1 Shares	$1,000.00	$1,286.47	1.27%	$7.32
Class R-2 Shares	$1,000.00	$1,286.35	1.07%	$6.17
Class R-3 Shares	$1,000.00	$1,289.82	0.77%	$4.44
Hypothetical (5% return before expenses)
Class A Shares	$1,000.00	$1,020.42	0.95%	$4.84
Class B Shares	$1,000.00	$1,016.89	1.65%	$8.39
Legacy Class A Shares	$1,000.00	$1,020.42	0.95%	$4.84
Legacy Class B Shares	$1,000.00	$1,018.40	1.35%	$6.87
Institutional Shares	$1,000.00	$1,021.68	0.70%	$3.57
Class R-1 Shares	$1,000.00	$1,018.80	1.27%	$6.46
Class R-2 Shares	$1,000.00	$1,019.81	1.07%	$5.45
Class R-3 Shares	$1,000.00	$1,021.32	0.77%	$3.92

State Farm International Index Fund
	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Annualized Expense Ratio Based on the Period July 1, 2010 to December 31, 2010	Expenses Paid During Period July 1, 2010 to December 31, 2010[1]
Actual
Class A Shares	$1,000.00	$1,244.20	1.20%	$6.79
Class B Shares	$1,000.00	$1,238.90	1.90%	$10.72
Legacy Class A Shares	$1,000.00	$1,243.27	1.20%	$6.79
Legacy Class B Shares	$1,000.00	$1,241.49	1.60%	$9.04
Institutional Shares	$1,000.00	$1,245.36	0.95%	$5.38
Class R-1 Shares	$1,000.00	$1,242.68	1.52%	$8.59
Class R-2 Shares	$1,000.00	$1,242.26	1.32%	$7.46
Class R-3 Shares	$1,000.00	$1,244.53	1.02%	$5.77
Hypothetical (5% return before expenses)
Class A Shares	$1,000.00	$1,019.16	1.20%	$6.11
Class B Shares	$1,000.00	$1,015.63	1.90%	$9.65
Legacy Class A Shares	$1,000.00	$1,019.16	1.20%	$6.11
Legacy Class B Shares	$1,000.00	$1,017.14	1.60%	$8.13
Institutional Shares	$1,000.00	$1,020.42	0.95%	$4.84
Class R-1 Shares	$1,000.00	$1,017.54	1.52%	$7.73
Class R-2 Shares	$1,000.00	$1,018.55	1.32%	$6.72
Class R-3 Shares	$1,000.00	$1,020.06	1.02%	$5.19

State Farm Equity and Bond Fund
	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Annualized Expense Ratio Based on the Period July 1, 2010 to December 31, 2010[4]	Expenses Paid During Period July 1, 2010 to December 31, 2010[1]
Actual
Class A Shares	$1,000.00	$1,135.06	0.99%	$5.33
Class B Shares[2]	$1,000.00	$1,131.44	1.59%	$8.54
Legacy Class A Shares	$1,000.00	$1,135.19	0.99%	$5.33
Legacy Class B Shares	$1,000.00	$1,132.59	1.39%	$7.47
Institutional Shares	$1,000.00	$1,136.34	0.74%	$3.98
Class R-1 Shares	$1,000.00	$1,131.84	1.31%	$7.04
Class R-2 Shares	$1,000.00	$1,133.96	1.11%	$5.97
Class R-3 Shares	$1,000.00	$1,135.66	0.81%	$4.36
Hypothetical (5% return before expenses)
Class A Shares	$1,000.00	$1,020.21	0.99%	$5.04
Class B Shares[2]	$1,000.00	$1,017.19	1.59%	$8.08
Legacy Class A Shares	$1,000.00	$1,020.21	0.99%	$5.04
Legacy Class B Shares	$1,000.00	$1,018.20	1.39%	$7.07
Institutional Shares	$1,000.00	$1,021.48	0.74%	$3.77
Class R-1 Shares	$1,000.00	$1,018.60	1.31%	$6.67
Class R-2 Shares	$1,000.00	$1,019.61	1.11%	$5.65
Class R-3 Shares	$1,000.00	$1,021.12	0.81%	$4.13

State Farm Bond Fund
	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Annualized Expense Ratio Based on the Period July 1, 2010 to December 31, 2010	Expenses Paid During Period July 1, 2010 to December 31, 2010[1]
Actual
Class A Shares	$1,000.00	$1,005.21	0.67%	$3.39
Class B Shares	$1,000.00	$1,002.29	1.07%	$5.40
Legacy Class A Shares	$1,000.00	$1,004.33	0.67%	$3.38
Legacy Class B Shares	$1,000.00	$1,002.32	1.07%	$5.40
Institutional Shares	$1,000.00	$1,005.57	0.42%	$2.12
Class R-1 Shares	$1,000.00	$1,003.61	0.99%	$5.00
Class R-2 Shares	$1,000.00	$1,004.60	0.79%	$3.99
Class R-3 Shares	$1,000.00	$1,005.24	0.49%	$2.48
Hypothetical (5% return before expenses)
Class A Shares	$1,000.00	$1,021.83	0.67%	$3.41
Class B Shares	$1,000.00	$1,019.81	1.07%	$5.45
Legacy Class A Shares	$1,000.00	$1,021.83	0.67%	$3.41
Legacy Class B Shares	$1,000.00	$1,019.81	1.07%	$5.45
Institutional Shares	$1,000.00	$1,023.09	0.42%	$2.14
Class R-1 Shares	$1,000.00	$1,020.21	0.99%	$5.04
Class R-2 Shares	$1,000.00	$1,021.22	0.79%	$4.02
Class R-3 Shares	$1,000.00	$1,022.74	0.49%	$2.50

State Farm Tax Advantaged Bond Fund
	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Annualized Expense Ratio Based on the Period July 1, 2010 to December 31, 2010	Expenses Paid During Period July 1, 2010 to December 31, 2010[1]
Actual
Class A Shares	$1,000.00	$990.04	0.69%	$3.46
Class B Shares	$1,000.00	$988.07	1.09%	$5.46
Legacy Class A Shares	$1,000.00	$990.00	0.69%	$3.46
Legacy Class B Shares	$1,000.00	$988.01	1.09%	$5.46
Hypothetical (5% return before expenses)
Class A Shares	$1,000.00	$1,021.73	0.69%	$3.52
Class B Shares	$1,000.00	$1,019.71	1.09%	$5.55
Legacy Class A Shares	$1,000.00	$1,021.73	0.69%	$3.52
Legacy Class B Shares	$1,000.00	$1,019.71	1.09%	$5.55

State Farm Money Market Fund
	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Annualized Expense Ratio Based on the Period July 1, 2010 to December 31, 2010	Expenses Paid During Period July 1, 2010 to December 31, 2010[1]
Actual
Class A Shares	$1,000.00	$1,000.00	0.19%	$0.96
Class B Shares	$1,000.00	$1,000.00	0.19%	$0.96
Legacy Class A Shares	$1,000.00	$1,000.00	0.19%	$0.96
Legacy Class B Shares	$1,000.00	$1,000.00	0.19%	$0.96
Institutional Shares	$1,000.00	$1,000.00	0.19%	$0.96
Class R-1 Shares	$1,000.00	$1,000.00	0.19%	$0.96
Class R-2 Shares	$1,000.00	$1,000.00	0.19%	$0.96
Class R-3 Shares	$1,000.00	$1,000.00	0.19%	$0.96
Hypothetical (5% return before expenses)
Class A Shares	$1,000.00	$1,024.25	0.19%	$0.97
Class B Shares	$1,000.00	$1,024.25	0.19%	$0.97
Legacy Class A Shares	$1,000.00	$1,024.25	0.19%	$0.97
Legacy Class B Shares	$1,000.00	$1,024.25	0.19%	$0.97
Institutional Shares	$1,000.00	$1,024.25	0.19%	$0.97
Class R-1 Shares	$1,000.00	$1,024.25	0.19%	$0.97
Class R-2 Shares	$1,000.00	$1,024.25	0.19%	$0.97
Class R-3 Shares	$1,000.00	$1,024.25	0.19%	$0.97

State Farm LifePath Retirement Fund
	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Annualized Expense Ratio Based on the Period July 1, 2010 to December 31, 2010[3]	Expenses Paid During Period July 1, 2010 to December 31, 2010[1]
Actual
Class A Shares	$1,000.00	$1,095.63	1.17%	$6.18
Class B Shares	$1,000.00	$1,092.30	1.87%	$9.86
Legacy Class A Shares	$1,000.00	$1,096.63	1.17%	$6.18
Legacy Class B Shares	$1,000.00	$1,094.11	1.57%	$8.29
Institutional Shares	$1,000.00	$1,097.95	0.92%	$4.86
Class R-1 Shares	$1,000.00	$1,094.57	1.49%	$7.87
Class R-2 Shares	$1,000.00	$1,095.70	1.29%	$6.81
Class R-3 Shares	$1,000.00	$1,096.83	0.99%	$5.23
Hypothetical (5% return before expenses)
Class A Shares	$1,000.00	$1,019.31	1.17%	$5.96
Class B Shares	$1,000.00	$1,015.78	1.87%	$9.50
Legacy Class A Shares	$1,000.00	$1,019.31	1.17%	$5.96
Legacy Class B Shares	$1,000.00	$1,017.29	1.57%	$7.98
Institutional Shares	$1,000.00	$1,020.57	0.92%	$4.69
Class R-1 Shares	$1,000.00	$1,017.69	1.49%	$7.58
Class R-2 Shares	$1,000.00	$1,018.70	1.29%	$6.56
Class R-3 Shares	$1,000.00	$1,020.21	0.99%	$5.04

State Farm LifePath 2020 Fund
	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Annualized Expense Ratio Based on the Period July 1, 2010 to December 31, 2010[3]	Expenses Paid During Period July 1, 2010 to December 31, 2010[1]
Actual
Class A Shares	$1,000.00	$1,144.69	1.14%	$6.16
Class B Shares	$1,000.00	$1,140.27	1.84%	$9.93
Legacy Class A Shares	$1,000.00	$1,144.62	1.14%	$6.16
Legacy Class B Shares	$1,000.00	$1,142.39	1.53%	$8.26
Institutional Shares	$1,000.00	$1,146.54	0.89%	$4.82
Class R-1 Shares	$1,000.00	$1,142.84	1.46%	$7.89
Class R-2 Shares	$1,000.00	$1,143.88	1.26%	$6.81
Class R-3 Shares	$1,000.00	$1,145.95	0.95%	$5.14
Hypothetical (5% return before expenses)
Class A Shares	$1,000.00	$1,019.46	1.14%	$5.80
Class B Shares	$1,000.00	$1,015.93	1.84%	$9.35
Legacy Class A Shares	$1,000.00	$1,019.46	1.14%	$5.80
Legacy Class B Shares	$1,000.00	$1,017.49	1.53%	$7.78
Institutional Shares	$1,000.00	$1,020.72	0.89%	$4.53
Class R-1 Shares	$1,000.00	$1,017.85	1.46%	$7.43
Class R-2 Shares	$1,000.00	$1,018.85	1.26%	$6.41
Class R-3 Shares	$1,000.00	$1,020.42	0.95%	$4.84

State Farm LifePath 2030 Fund
	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Annualized Expense Ratio Based on the Period July 1, 2010 to December 31, 2010[3]	Expenses Paid During Period July 1, 2010 to December 31, 2010[1]
Actual
Class A Shares	$1,000.00	$1,182.50	1.12%	$6.16
Class B Shares	$1,000.00	$1,177.93	1.82%	$9.99
Legacy Class A Shares	$1,000.00	$1,181.71	1.12%	$6.16
Legacy Class B Shares	$1,000.00	$1,180.07	1.52%	$8.35
Institutional Shares	$1,000.00	$1,183.66	0.87%	$4.79
Class R-1 Shares	$1,000.00	$1,180.50	1.44%	$7.91
Class R-2 Shares	$1,000.00	$1,181.49	1.24%	$6.82
Class R-3 Shares	$1,000.00	$1,183.19	0.94%	$5.17
Hypothetical (5% return before expenses)
Class A Shares	$1,000.00	$1,019.56	1.12%	$5.70
Class B Shares	$1,000.00	$1,016.03	1.82%	$9.25
Legacy Class A Shares	$1,000.00	$1,019.56	1.12%	$5.70
Legacy Class B Shares	$1,000.00	$1,017.54	1.52%	$7.73
Institutional Shares	$1,000.00	$1,020.82	0.87%	$4.43
Class R-1 Shares	$1,000.00	$1,017.95	1.44%	$7.32
Class R-2 Shares	$1,000.00	$1,018.95	1.24%	$6.31
Class R-3 Shares	$1,000.00	$1,020.47	0.94%	$4.79

State Farm LifePath 2040 Fund
	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Annualized Expense Ratio Based on the Period July 1, 2010 to December 31, 2010[3]	Expenses Paid During Period July 1, 2010 to December 31, 2010[1]
Actual
Class A Shares	$1,000.00	$1,214.40	1.12%	$6.25
Class B Shares	$1,000.00	$1,211.40	1.82%	$10.14
Legacy Class A Shares	$1,000.00	$1,214.32	1.12%	$6.25
Legacy Class B Shares	$1,000.00	$1,210.19	1.52%	$8.47
Institutional Shares	$1,000.00	$1,215.30	0.87%	$4.86
Class R-1 Shares	$1,000.00	$1,211.62	1.44%	$8.03
Class R-2 Shares	$1,000.00	$1,213.17	1.24%	$6.92
Class R-3 Shares	$1,000.00	$1,215.36	0.94%	$5.25
Hypothetical (5% return before expenses)
Class A Shares	$1,000.00	$1,019.56	1.12%	$5.70
Class B Shares	$1,000.00	$1,016.03	1.82%	$9.25
Legacy Class A Shares	$1,000.00	$1,019.56	1.12%	$5.70
Legacy Class B Shares	$1,000.00	$1,017.54	1.52%	$7.73
Institutional Shares	$1,000.00	$1,020.82	0.87%	$4.43
Class R-1 Shares	$1,000.00	$1,017.95	1.44%	$7.32
Class R-2 Shares	$1,000.00	$1,018.95	1.24%	$6.31
Class R-3 Shares	$1,000.00	$1,020.47	0.94%	$4.79

State Farm LifePath 2050 Fund
	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Annualized Expense Ratio Based on the Period July 1, 2010 to December 31, 2010[3]	Expenses Paid During Period July 1, 2010 to December 31, 2010[1]
Actual
Class A Shares	$1,000.00	$1,242.17	1.12%	$6.33
Class R-1 Shares	$1,000.00	$1,240.34	1.44%	$8.13
Class R-2 Shares	$1,000.00	$1,241.30	1.24%	$7.01
Hypothetical (5% return before expenses)
Class A Shares	$1,000.00	$1,019.56	1.12%	$5.70
Class R-1 Shares	$1,000.00	$1,017.95	1.44%	$7.32
Class R-2 Shares	$1,000.00	$1,018.95	1.24%	$6.31

[1]	Expenses are equal to the Fund’s annualized expense ratio (provided in the table), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

[2]

Restated Expense Example Table for Class B Shares. As of January 1, 2011, distribution and service (12b-1) fees for Class B Shares of the State Farm Small/Mid Cap Equity Fund, State Farm International Equity Fund, and State Farm Equity and Bond Fund had returned to 0.95% of average daily net assets from 0.85% of average daily net assets. The example below reflects those changes as if they had been in effect throughout the entire period July 1, 2010 to December 31, 2010.

Class B Shares
	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Annualized Expense Ratio Based on the Period July 1, 2010 December 31, 2010	Expenses Paid During Period July 1, 2010 to December 31, 2010*
Actual
State Farm Small/Mid Cap Equity Fund	$1,000.00	$1,267.71	2.10%	$12.00
State Farm International Equity Fund	$1,000.00	$1,269.43	2.20%	$12.58
State Farm Equity and Bond Fund	$1,000.00	$1,131.44	1.69%**	$9.08
Hypothetical (5% return before expenses)
State Farm Small/Mid Cap Equity Fund	$1,000.00	$1,014.62	2.10%	$10.66
State Farm International Equity Fund	$1,000.00	$1,014.12	2.20%	$11.17
State Farm Equity and Bond Fund	$1,000.00	$1,016.69	1.69%**	$8.59

*	Expenses are equal to the Fund’s annualized expense ratio (provided in the table) multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period).

**	Ratio also reflects 60% of the State Farm Equity Fund Institutional Shares expenses plus 40% of the State Farm Bond Fund Institutional Shares expenses. The State Farm Equity and Bond Fund targets a 60%/40% investment ratio between the State Farm Equity Fund and the State Farm Bond Fund. The ratio may vary slightly from 60%/40% throughout the year.

[3]	Ratio reflects the expenses of both the Fund and its corresponding Master Portfolio.

[4]

Ratio also reflects 60% of the State Farm Equity Fund Institutional Shares expenses plus 40% of the State Farm Bond Fund Institutional Shares expenses. The State Farm Equity and Bond Fund targets a 60%/40% investment ratio between the State Farm Equity Fund and the State Farm Bond Fund. The ratio may vary slightly from 60%/40% throughout the year.

STATE FARM MUTUAL FUND TRUST EQUITY FUND

SCHEDULE OF INVESTMENTS

December 31, 2010

	Shares	Value

Common Stocks (98.56%)

Consumer Discretionary (14.03%)
Advance Auto Parts Inc.	22,500	$1,488,375
AutoZone Inc. (a)	5,600	1,526,504
Coach Inc.	32,200	1,780,982
Comcast Corp. Class A	119,900	2,634,203
DIRECTV Class A (a)	59,000	2,355,870
GAP Inc., The	194,400	4,304,016
General Motors Co. (a)	37,100	1,367,506
Hasbro Inc.	26,800	1,264,424
ITT Educational Services Inc. (a)	9,800	624,162
McDonald’s Corp.	29,800	2,287,448
Netflix Inc. (a)	11,200	1,967,840
Priceline.com Inc. (a)	4,800	1,917,840
Ross Stores Inc.	32,600	2,061,950
Starbucks Corp.	70,900	2,278,017
TJX Companies Inc.	87,100	3,866,369
TRW Automotive Holdings Corp. (a)	33,200	1,749,640
Viacom Inc. Class B	35,400	1,402,194
Walt Disney Co., The	72,500	2,719,475

		37,596,815

Consumer Staples (7.55%)
Brown-Forman Corp. Class B	21,000	1,462,020
Colgate-Palmolive Co.	15,400	1,237,698
CVS Caremark Corp.	113,000	3,929,010
Dr. Pepper Snapple Group Inc.	34,000	1,195,440
Estee Lauder Companies Inc. Class A, The	48,700	3,930,090
General Mills Inc.	32,000	1,138,880
Green Mountain Coffee Roasters Inc. (a)	31,400	1,031,804
Philip Morris International Inc.	46,800	2,739,204
Procter & Gamble Co., The	18,000	1,157,940
Sysco Corp.	38,500	1,131,900
Wal-Mart Stores Inc.	24,000	1,294,320

		20,248,306

Energy (11.26%)
Anadarko Petroleum Corp.	36,500	2,779,840
Apache Corp.	23,900	2,849,597
Atwood Oceanics Inc. (a)	36,800	1,375,216
Chevron Corp.	59,700	5,447,625
El Paso Corp.	99,100	1,363,616
EQT Corp.	63,800	2,860,792
Exxon Mobil Corp.	57,700	4,219,024
Halliburton Co.	37,400	1,527,042
National-Oilwell Varco Inc.	20,700	1,392,075
Occidental Petroleum Corp.	30,100	2,952,810
SM Energy Co.	8,908	524,948
Southwestern Energy Co. (a)	40,700	1,523,401
Ultra Petroleum Corp. (a)	28,600	1,366,222

		30,182,208

Financials (12.51%)
ACE Ltd.	40,900	2,546,025
Affiliated Managers Group Inc. (a)	16,500	1,637,130
Aflac Inc.	71,100	4,012,173

	Shares	Value

Common Stocks (Cont.)

Financials (Cont.)
Ameriprise Financial Inc.	47,700	$2,745,135
Bank of America Corp.	220,800	2,945,472
Franklin Resources Inc.	35,700	3,970,197
JPMorgan Chase & Co.	99,400	4,216,548
MetLife Inc.	62,200	2,764,168
Travelers Companies Inc., The	68,000	3,788,280
Wells Fargo & Co.	157,800	4,890,222

		33,515,350

Health Care (12.03%)
Abbott Laboratories	53,600	2,567,976
Allergan Inc.	20,100	1,380,267
AmerisourceBergen Corp.	42,000	1,433,040
Baxter International Inc.	15,300	774,486
Bristol-Myers Squibb Co.	88,964	2,355,767
Covidien PLC	60,000	2,739,600
CR Bard Inc.	14,900	1,367,373
Gilead Sciences Inc. (a)	34,200	1,239,408
Intuitive Surgical Inc. (a)	6,600	1,701,150
Johnson & Johnson	81,200	5,022,220
Life Technologies Corp. (a)	22,800	1,265,400
Medtronic Inc.	29,900	1,108,991
Merck & Co. Inc.	46,400	1,672,256
Mylan Inc. (a)	62,400	1,318,512
Pfizer Inc.	210,800	3,691,108
Quest Diagnostics Inc.	23,000	1,241,310
Teva Pharmaceutical Industries Ltd. Sponsored ADR	26,200	1,365,806

		32,244,670

Industrials (11.47%)
3M Co.	11,700	1,009,710
Boeing Co., The	58,100	3,791,606
Caterpillar Inc.	17,500	1,639,050
Cummins Inc.	14,100	1,551,141
Deere & Co.	17,300	1,436,765
General Electric Co.	76,800	1,404,672
Honeywell International Inc.	55,000	2,923,800
ITT Corp.	49,900	2,600,289
Lockheed Martin Corp.	25,600	1,789,696
Northrop Grumman Corp.	19,000	1,230,820
Raytheon Co.	49,600	2,298,464
Thomas & Betts Corp. (a)	29,400	1,420,020
Union Pacific Corp.	65,200	6,041,432
WW Grainger Inc.	11,700	1,615,887

		30,753,352

Information Technology (20.41%)
Akamai Technologies Inc. (a)	45,900	2,159,595
Apple Inc. (a)	11,900	3,838,464
Arrow Electronics Inc. (a)	48,400	1,657,700
Atmel Corp. (a)	152,700	1,881,264
Cisco Systems Inc. (a)	187,400	3,791,102
Cognizant Technology Solutions Corp. Class A (a)	33,100	2,425,899
Corning Inc.	70,900	1,369,788

82	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST EQUITY FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2010

	Shares	Value

Common Stocks (Cont.)

Information Technology (Cont.)
EMC Corp. (a)	116,600	$2,670,140
F5 Networks Inc. (a)	24,500	3,188,920
First Solar Inc. (a)	10,000	1,301,400
Google Inc. Class A (a)	3,500	2,078,895
Hewlett-Packard Co.	27,200	1,145,120
Intel Corp.	129,800	2,729,694
International Business Machines Corp.	31,700	4,652,292
MasterCard Inc. Class A	5,700	1,277,427
Microsoft Corp.	141,200	3,942,304
Motorola Inc. (a)	148,700	1,348,709
NetApp Inc. (a)	24,100	1,324,536
Oracle Corp.	91,700	2,870,210
Red Hat Inc. (a)	29,900	1,364,935
SanDisk Corp. (a)	41,000	2,044,260
Visa Inc. Class A	15,000	1,055,700
VMware Inc. Class A (a)	21,000	1,867,110
Xerox Corp.	121,900	1,404,288
Xilinx Inc.	45,500	1,318,590

		54,708,342

Materials (4.57%)
Ashland Inc.	23,000	1,169,780
Dow Chemical Co., The	39,300	1,341,702
E.I. du Pont de Nemours & Co.	57,500	2,868,100
Freeport-McMoRan Copper & Gold Inc.	18,100	2,173,629
Lubrizol Corp., The	19,500	2,084,160
Newmont Mining Corp.	19,300	1,185,599
Sherwin-Williams Co., The	17,000	1,423,750

		12,246,720

Telecommunication Services (1.99%)
AT&T Inc.	125,900	3,698,942
MetroPCS Communications Inc. (a)	129,200	1,631,796

		5,330,738

Utilities (2.74%)
American Electric Power Company Inc.	64,900	2,335,102
Dominion Resources Inc.	55,400	2,366,688
Sempra Energy	50,100	2,629,248

		7,331,038

Total Common Stocks
(cost $216,912,003)		264,157,539

	Shares	Value

Short-term Investments (1.57%)
JPMorgan U.S. Government Money Market Fund	4,215,474	$4,215,474

Total Short-term Investments
(cost $4,215,474)		4,215,474

TOTAL INVESTMENTS (100.13%)
(cost $221,127,477)		268,373,013

LIABILITIES, NET OF OTHER ASSETS (-0.13%)		(358,208)

NET ASSETS (100.00%)		$268,014,805

(a)	Non-income producing security.

ADR–American Depository Receipt

See accompanying notes to financial statements.	83

STATE FARM MUTUAL FUND TRUST SMALL/MID CAP EQUITY FUND

SCHEDULE OF INVESTMENTS

December 31, 2010

	Shares	Value

Common Stocks (98.64%)

Consumer Discretionary (12.25%)
Bally Technologies Inc. (a)	9,890	$417,259
Blyth Inc.	14,000	482,720
Chipotle Mexican Grill Inc. (a)	2,150	457,219
Cinemark Holdings Inc.	68,800	1,186,112
Darden Restaurants Inc.	12,420	576,785
Dick’s Sporting Goods Inc. (a)	11,920	447,000
Discovery Communications Inc. Class A (a)	25,800	1,075,860
Fossil Inc. (a)	7,600	535,648
Gannett Co. Inc.	31,670	477,900
Gentex Corp.	11,900	351,764
Jarden Corp.	23,590	728,223
Kohl’s Corp. (a)	10,970	596,110
MarineMax Inc. (a)	66,500	621,775
Marriott International Inc. Class A	30,780	1,278,601
Nordstrom Inc.	18,990	804,796
Pier 1 Imports Inc. (a)	87,800	921,900
Priceline.com Inc. (a)	1,310	523,410
Saga Communications Inc. Class A (a)	42,025	1,106,098
Sally Beauty Holdings Inc. (a)	64,700	940,091
Scripps Networks Interactive Class A	16,200	838,350
Sinclair Broadcast Group Inc. Class A	108,100	884,258
Stage Stores Inc.	38,924	674,942
Tiffany & Co.	11,690	727,936
Tractor Supply Co.	12,040	583,820
TRW Automotive Holdings Corp. (a)	15,150	798,405
Urban Outfitters Inc. (a)	22,555	807,695
Valassis Communications Inc. (a)	20,900	676,115
Warnaco Group Inc., The (a)	9,720	535,280
Whirlpool Corp.	6,930	615,592

		20,671,664

Consumer Staples (1.76%)
Church & Dwight Co. Inc.	7,795	538,011
Coca-Cola Enterprises Inc.	16,390	410,242
Craft Brewers Alliance Inc. (a)	68,500	506,900
Hansen Natural Corp. (a)	14,830	775,312
Ruddick Corp.	20,100	740,484

		2,970,949

Energy (8.34%)
Complete Production Services Inc. (a)	52,500	1,551,375
Concho Resources Inc. (a)	14,695	1,288,311
Continental Resources Inc. (a)	12,120	713,262
Dresser-Rand Group Inc. (a)	27,330	1,163,985
Halliburton Co.	14,770	603,059
Hercules Offshore Inc. (a)	293,200	1,014,472
International Coal Group Inc. (a)	96,500	746,910
Knightsbridge Tankers Ltd.	37,500	835,125
Oceaneering International Inc. (a)	14,470	1,065,426
Petroleum Development Corp. (a)	27,000	1,139,670
Pioneer Drilling Co. (a)	119,000	1,048,390
SandRidge Energy Inc. (a)	42,520	311,246

	Shares	Value

Common Stocks (Cont.)

Energy (Cont.)
Unit Corp. (a)	13,840	$643,283
Whiting Petroleum Corp. (a)	16,580	1,943,010

		14,067,524

Financials (24.12%)
Advance America Cash Advance Centers Inc.	147,500	831,900
Affiliated Managers Group Inc. (a)	13,580	1,347,408
Alliance Financial Corp.	22,300	721,405
Ameriprise Financial Inc.	31,850	1,832,968
AmTrust Financial Services Inc.	46,100	806,750
BioMed Realty Trust Inc.	44,000	820,600
Cardinal Financial Corp.	67,700	787,351
CB Richard Ellis Group Inc. Class A (a)	39,420	807,322
Charles Schwab Corp., The	27,860	476,685
City Holding Co.	24,400	884,012
Comerica Inc.	12,970	547,853
Danvers Bancorp Inc.	52,000	918,840
Digital Realty Trust Inc.	21,895	1,128,468
Discover Financial Services	53,170	985,240
Employers Holdings Inc.	59,300	1,036,564
ESSA Bancorp Inc.	54,000	713,880
EZCORP Inc. Class A (a)	38,000	1,030,940
First Industrial Realty Trust Inc. (a)	138,500	1,213,260
First Niagara Financial Group Inc.	48,150	673,137
Flagstar Bancorp Inc. (a)	370,100	603,263
Franklin Resources Inc.	9,580	1,065,392
Harleysville Group Inc.	21,004	771,687
Host Hotels & Resorts Inc.	41,420	740,175
Infinity Property & Casualty Corp.	14,700	908,460
IntercontinentalExchange Inc. (a)	4,670	556,430
Jones Lang LaSalle Inc.	6,710	563,103
Meadowbrook Insurance Group Inc.	74,700	765,675
MPG Office Trust Inc. (a)	235,100	646,525
MSCI Inc. Class A (a)	5,560	216,618
Nelnet Inc. Class A	32,100	760,449
Newcastle Investment Corp. (a)	129,500	867,650
One Liberty Properties Inc.	84,449	1,410,298
PNC Financial Services Group Inc.	12,800	777,216
Raymond James Financial Inc.	21,110	690,297
Retail Opportunity Investments Corp.	76,300	756,133
Safety Insurance Group Inc.	24,900	1,184,493
SEI Investments Co.	14,120	335,915
Signature Bank (a)	12,730	636,500
Southside Bancshares Inc.	35,595	749,987
Southwest Bancorp Inc. (a)	48,600	602,640
T Rowe Price Group Inc.	25,960	1,675,458
United Financial Bancorp Inc.	47,800	729,906
United Fire & Casualty Co.	34,000	758,880
Unitrin Inc.	29,600	726,384
Weingarten Realty Investors	31,458	747,442
Winthrop Realty Trust	59,800	764,842
World Acceptance Corp. (a)	23,400	1,235,520

84	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST SMALL/MID CAP EQUITY FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2010

	Shares	Value

Common Stocks (Cont.)

Financials (Cont.)
WSFS Financial Corp.	18,500	$877,640

		40,689,561

Health Care (8.00%)
Agilent Technologies Inc. (a)	10,770	446,201
Alexion Pharmaceuticals Inc. (a)	5,495	442,622
Allscripts Healthcare Solutions Inc. (a)	28,330	545,919
AmerisourceBergen Corp.	15,500	528,860
Analogic Corp.	16,600	821,866
Celgene Corp. (a)	9,940	587,852
Emergency Medical Services Corp. Class A (a)	7,460	481,991
Healthspring Inc. (a)	55,591	1,474,829
Hill-Rom Holdings Inc.	10,870	427,952
Invacare Corp.	25,700	775,112
Life Technologies Corp. (a)	10,280	570,540
Medicines Co., The (a)	48,400	683,892
Mylan Inc. (a)	23,920	505,430
Par Pharmaceutical Companies Inc. (a)	34,500	1,328,595
Perrigo Co.	10,420	659,899
ResMed Inc. (a)	14,260	493,966
Salix Pharmaceuticals Ltd. (a)	9,850	462,556
Shire PLC ADR	7,360	532,717
SXC Health Solutions Corp. (a)	15,200	651,472
United Therapeutics Corp. (a)	12,310	778,238
Varian Medical Systems Inc. (a)	4,340	300,675

		13,501,184

Industrials (16.81%)
Alaska Air Group Inc. (a)	23,110	1,310,106
AMERCO (a)	9,800	941,192
AMETEK Inc.	13,020	511,035
BE Aerospace Inc. (a)	32,610	1,207,548
Ceradyne Inc. (a)	33,900	1,068,867
Chicago Bridge & Iron Co. N.V. NY Reg. Shares (a)	42,080	1,384,432
Cummins Inc.	11,140	1,225,511
Dover Corp.	16,910	988,390
Expeditors International of Washington Inc.	15,675	855,855
Flowserve Corp.	5,190	618,752
Great Lakes Dredge & Dock Co.	105,400	776,798
International Shipholding Corp.	19,544	496,418
J.B. Hunt Transport Services Inc.	22,870	933,325
Kansas City Southern (a)	12,020	575,277
Kennametal Inc.	31,900	1,258,774
Layne Christensen Co. (a)	23,200	798,544
M & F Worldwide Corp. (a)	33,700	778,470
Manpower Inc.	11,020	691,615
MasTec Inc. (a)	53,000	773,270
MSC Industrial Direct Company Inc. Class A	18,850	1,219,406
Mueller Industries Inc.	26,600	869,820
Nordson Corp.	12,130	1,114,504
PACCAR Inc.	9,100	522,522
Precision Castparts Corp.	5,375	748,254

	Shares	Value

Common Stocks (Cont.)

Industrials (Cont.)
Republic Airways Holdings Inc. (a)	102,000	$746,640
Rockwell Automation Inc.	10,320	740,047
Timken Co., The	13,700	653,901
UniFirst Corp.	15,600	858,780
United Rentals Inc. (a)	39,700	903,175
US Airways Group Inc. (a)	138,770	1,389,088
WABCO Holdings Inc. (a)	12,090	736,644
Woodward Governor Co.	17,500	657,300

		28,354,260

Information Technology (13.65%)
Alliance Data Systems Corp. (a)	27,440	1,949,063
Amphenol Corp. Class A	8,105	427,782
ANSYS Inc. (a)	14,555	757,879
Aruba Networks Inc. (a)	11,350	236,988
Atheros Communications (a)	12,630	453,670
Autodesk Inc. (a)	21,230	810,986
Broadcom Corp. Class A	19,830	863,596
Check Point Software Technologies Ltd. (a)	21,320	986,263
Citrix Systems Inc. (a)	10,130	692,993
Cognizant Technology Solutions Corp. Class A (a)	9,285	680,498
Cypress Semiconductor Corp. (a)	23,390	434,586
F5 Networks Inc. (a)	1,875	244,050
Insight Enterprises Inc. (a)	45,600	600,096
Intuit Inc. (a)	7,350	362,355
JDS Uniphase Corp. (a)	71,460	1,034,741
Juniper Networks Inc. (a)	22,470	829,592
Lattice Semiconductor Corp. (a)	139,700	846,582
Marvell Technology Group Ltd. (a)	36,145	670,490
Mercury Computer Systems Inc. (a)	57,400	1,055,012
MICROS Systems Inc. (a)	13,920	610,531
NetApp Inc. (a)	10,035	551,524
Netlogic Microsystems Inc. (a)	13,570	426,234
OSI Systems Inc. (a)	21,700	789,012
Photronics Inc. (a)	150,200	887,682
Polycom Inc. (a)	9,060	353,159
Power-One Inc. (a)	96,300	982,260
Red Hat Inc. (a)	7,520	343,288
Richardson Electronics Ltd.	106,300	1,242,647
Teradata Corp. (a)	14,080	579,533
TIBCO Software Inc. (a)	29,390	579,277
Trimble Navigation Ltd. (a)	8,760	349,787
Unisys Corp. (a)	38,000	983,820
UTStarcom Inc. (a)	200,800	413,648

		23,029,624

Materials (7.44%)
Albemarle Corp.	19,130	1,067,071
Arch Chemicals Inc.	21,400	811,702
Ferro Corp. (a)	52,800	772,992
FMC Corp.	3,310	264,436
Greif Inc.	4,230	261,837
Kaiser Aluminum Corp.	19,700	986,773

See accompanying notes to financial statements.	85

STATE FARM MUTUAL FUND TRUST SMALL/MID CAP EQUITY FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2010

	Shares	Value

Common Stocks (Cont.)

Materials (Cont.)
Nalco Holding Co.	16,700	$533,398
P. H. Glatfelter Co.	50,100	614,727
PolyOne Corp. (a)	81,900	1,022,931
Quaker Chemical Corp.	20,000	833,400
Rock-Tenn Co. Class A	14,100	760,695
TPC Group Inc. (a)	27,200	824,704
Valspar Corp.	18,180	626,846
Walter Energy Inc.	8,440	1,078,970
Westlake Chemical Corp.	19,500	847,665
Yamana Gold Inc.	96,810	1,239,168

		12,547,315

Telecommunication Services (2.57%)
American Tower Corp. Class A (a)	15,675	809,457
General Communication Inc. Class A (a)	79,200	1,002,672
IDT Corp. Class B	44,300	1,136,295
SBA Communications Corp. Class A (a)	16,730	684,926
Vonage Holdings Corp. (a)	316,800	709,632

		4,342,982

Utilities (3.70%)
AES Corp., The (a)	108,010	1,315,562
Aqua America Inc.	12,010	269,985
CH Energy Group Inc.	12,100	591,569
Chesapeake Utilities Corp.	15,400	639,408
Cleco Corp.	41,100	1,264,236
El Paso Electric Co. (a)	30,300	834,159
ITC Holdings Corp.	16,850	1,044,363
NorthWestern Corp.	10,009	288,559

		6,247,841

Total Common Stocks
(cost $129,533,175)		166,422,904

Registered Investment Companies (1.08%)

Financials (1.08%)
Arlington Asset Investment Corp. Class A	25,000	599,750
BlackRock Kelso Capital Corp.	68,700	759,822
Prospect Capital Corp.	43,200	466,560

		1,826,132

Total Registered Investment Companies
(cost $1,668,901)		1,826,132

	Shares	Value

Short-term Investments (1.00%)
JPMorgan U.S. Government Money Market Fund	1,685,619	$1,685,619

Total Short-term Investments
(cost $1,685,619)		1,685,619

TOTAL INVESTMENTS (100.72%)
(cost $132,887,695)		169,934,655

LIABILITIES, NET OF OTHER ASSETS (-0.72%)		(1,214,326)

NET ASSETS (100.00%)		$168,720,329

(a)	Non-income producing security.

ADR–American Depository Receipt

86	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST INTERNATIONAL EQUITY FUND

SCHEDULE OF INVESTMENTS

December 31, 2010

	Shares	Value

Common Stocks (94.38%)

Argentina (0.53%)
MercadoLibre Inc. (a)	9,475	$631,509

Australia (1.04%)
BHP Billiton PLC	30,977	1,232,036

Austria (0.73%)
Erste Group Bank AG	18,590	872,941

Belgium (1.92%)
Anheuser-Busch InBev NV	39,906	2,282,369

Brazil (5.26%)
Anhanguera Educacional Participacoes SA	15,000	361,446
Banco Bradesco SA Rights (a)	1,163	6,018
BR Malls Participacoes SA	112,400	1,157,855
Itau Unibanco Holding SA ADR	49,575	1,190,296
OGX Petroleo e Gas Participacoes SA (a)	180,400	2,173,494
PDG Realty SA Empreendimentos e Participacoes	186,000	1,138,410
Redecard SA	17,988	228,101

		6,255,620

Canada (2.45%)
Cameco Corp.	19,200	775,296
Canadian National Railway Co.	19,463	1,293,706
Teck Resources Ltd. Class B	13,528	840,687

		2,909,689

China (3.59%)
Baidu Inc. Sponsored ADR (a)	4,754	458,904
China Life Insurance Co. Ltd. H	163,000	665,815
China Mobile Ltd.	92,500	918,717
China Pacific Insurance (Group) Company Ltd. H	24,200	100,408
PetroChina Company Ltd. H	605,000	787,696
Ping An Insurance (Group) Company of China Ltd.	120,000	1,338,513

		4,270,053

Denmark (4.47%)
A P Moller-Maersk A/S Class B	71	642,915
Novo Nordisk A/S Class B	31,077	3,504,349
Novozymes A/S B Shares	3,837	534,479
Pandora A/S (a)	10,562	636,213

		5,317,956

France (11.33%)
Accor SA	31,356	1,395,304
AXA SA	50,577	841,446
BNP Paribas	30,442	1,936,758
Compagnie de Saint-Gobain	9,513	489,421
DANONE SA	14,833	931,999
JC Decaux SA (a)	19,000	584,598

	Shares	Value

Common Stocks (Cont.)

France (Cont.)
L’Oreal SA	6,400	$710,527
Pernod Ricard SA	19,180	1,803,343
Publicis Groupe	18,533	965,860
Safran SA	7,867	278,586
Schneider Electric SA	16,851	2,522,015
Societe Generale	5,000	268,730
Unibail-Rodamco SE	3,750	741,646

		13,470,233

Germany (7.90%)
Adidas AG	8,848	578,055
Allianz SE Reg.	5,215	619,736
BASF SE	21,759	1,735,870
Daimler AG Registered Shares (a)	24,257	1,644,394
Infineon Technologies AG (a)	34,922	324,937
Linde AG	9,900	1,502,195
Metro AG	12,245	881,638
Siemens AG Reg.	9,683	1,199,482
ThyssenKrupp AG	21,857	904,994

		9,391,301

Hong Kong (3.66%)
Cheung Kong Holdings Ltd.	69,000	1,064,365
CNOOC Ltd.	255,000	604,956
Hang Lung Properties Ltd.	161,000	752,927
Li & Fung Ltd.	330,000	1,929,614

		4,351,862

India (1.55%)
ICICI Bank Ltd. Sponsored ADR	36,349	1,840,713

Indonesia (0.26%)
PT Astra International Tbk	51,500	311,801

Ireland (0.13%)
CRH PLC	7,528	157,434

Israel (1.27%)
Teva Pharmaceutical Industries Ltd. Sponsored ADR	28,907	1,506,922

Italy (0.52%)
Eni SpA	28,500	622,302

Japan (9.27%)
Canon Inc.	40,500	2,100,074
Daikin Industries Ltd.	10,600	376,007
DeNA Co. Ltd.	18,300	656,357
FamilyMart Co. Ltd.	20,200	761,325
Fanuc Corp.	14,300	2,196,342
Honda Motor Co. Ltd.	29,400	1,164,195
Japan Tobacco Inc.	238	880,884
Komatsu Ltd.	57,400	1,737,059
Marubeni Corp.	128,000	900,209

See accompanying notes to financial statements.	87

STATE FARM MUTUAL FUND TRUST INTERNATIONAL EQUITY FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2010

	Shares	Value

Common Stocks (Cont.)

Japan (Cont.)
Mizuho Financial Group Inc.	132,600	$249,881

		11,022,333

Luxembourg (0.72%)
Millicom International Cellular S.A.	8,954	856,002

Malaysia (1.84%)
Genting Berhad	379,800	1,377,060
Sime Darby Berhad	283,700	809,651

		2,186,711

Netherlands (1.76%)
Core Laboratories N.V.	2,856	254,327
LyondellBasell Industries NV Class A (a)	8,983	309,015
Royal Dutch Shell PLC Class A	28,022	926,035
Sensata Technologies Holding NV (a)	20,171	607,348

		2,096,725

Norway (0.59%)
Statoil ASA	29,350	697,151

Russia (0.22%)
Mail.ru Group Ltd. GDR 144A (a) (b) (c)	7,267	261,612

Singapore (2.23%)
Capitaland Ltd.	247,500	715,491
DBS Group Holdings Ltd.	94,797	1,057,773
Keppel Corp. Ltd.	20,000	176,413
United Overseas Bank Ltd.	49,468	701,537

		2,651,214

South Africa (1.67%)
AngloGold Ashanti Ltd. Sponsored ADR	8,200	403,686
MTN Group Ltd.	47,407	967,355
Naspers Ltd. N Shares	10,402	612,593

		1,983,634

Spain (2.27%)
Banco Santander SA (Madrid)	51,517	545,781
Industria de Diseno Textil SA	19,315	1,446,170
Telefonica SA	31,305	709,694

		2,701,645

Sweden (4.07%)
Assa Abloy AB Class B	20,001	563,542
Atlas Copco AB Class A	60,000	1,513,906
Investor AB B Shares	26,200	560,567
Sandvik AB	50,818	990,572

	Shares	Value

Common Stocks (Cont.)

Sweden (Cont.)
Telefonaktiebolaget LM Ericsson B Shares	48,529	$563,892
Volvo AB B Shares (a)	37,000	651,907

		4,844,386

Switzerland (9.96%)
ABB Ltd. Reg. (a)	39,745	885,442
Compagnie Financiere Richemont SA Class A	20,916	1,230,353
Holcim Ltd. Reg.	11,898	899,031
Julius Baer Group Ltd.	19,461	911,649
Nestle SA Reg.	49,467	2,896,597
Novartis AG	8,904	523,289
Roche Holding AG	6,067	888,962
Swatch Group AG, The	3,743	1,668,537
Syngenta AG Reg.	3,010	880,465
UBS AG Reg. (a)	52,133	855,873
Zurich Financial Services AG	770	199,459

		11,839,657

Taiwan (0.24%)
Taiwan Semiconductor Manufacturing Co. Ltd. Sponsored ADR	22,890	287,041

United Kingdom (12.93%)
Anglo American PLC	17,540	912,146
ARM Holdings PLC	46,827	309,043
Barclays PLC	209,183	853,338
BG Group PLC	48,700	984,029
British American Tobacco PLC	35,857	1,377,210
Compass Group PLC	67,650	612,798
Diageo PLC	53,590	990,093
HSBC Holdings PLC	85,246	865,357
Imperial Tobacco Group PLC	27,128	832,370
Reckitt Benckiser Group PLC	17,798	978,147
Rolls-Royce Group PLC (a)	61,766	599,945
Standard Chartered PLC	78,361	2,108,088
Tesco PLC	150,581	997,776
Tullow Oil PLC	46,788	919,863
Xstrata PLC	86,350	2,026,826

		15,367,029

Total Common Stocks
(cost $87,016,348)		112,219,881

Preferred Stocks (3.80%)

Brazil (3.80%)
Banco Bradesco SA Pfd.	70,246	1,381,646
Petroleo Brasileiro SA Pfd.	90,900	1,494,374
Suzano Papel e Celulose SA	78,875	702,273

88	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST INTERNATIONAL EQUITY FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2010

	Shares	Value
Preferred Stocks (Cont.)
Brazil (Cont.)
Vale SA Pfd. Class A	32,000	$934,939

		4,513,232

Total Preferred Stocks
(cost $4,664,894)		4,513,232

	Principal amount	Value
Repurchase Agreement (1.81%)
State Street Bank & Trust Repurchase Agreement, (d) 0.010%, agreement date 12/31/2010, to be repurchased at $2,158,718 on 01/03/2011	$2,158,716	$2,158,716

Total Repurchase Agreement
(cost $2,158,716)		2,158,716

TOTAL INVESTMENTS (99.99%)
(cost $93,839,958)		118,891,829
CASH AND OTHER ASSETS, NET OF LIABILITIES (0.01%)		7,499

NET ASSETS (100.00%)		$118,899,328

(a)	Non-income producing security.

(b)	These shares may only be resold to qualified institutional buyers in transactions exempt from registration.

(c)	In accordance with the Trust’s Valuation Procedures, State Farm Investment Management Corp. (“SFIMC”) determined the fair value for the security considering the facts and circumstances related to the particular security.

(d)	Repurchase agreement is fully collateralized by a U.S. Government Agency security with a coupon rate of 4.00%, a maturity date of September 25, 2039 and a market value of $2,205,421 as of December 31, 2010.

ADR–American Depository Receipt

GDR–Global Depository Receipt

INTERNATIONAL EQUITY FUND FOREIGN
CURRENCY DENOMINATIONS

Currency	Value	%
Euro	$30,424,260	25.59
British Pound	16,599,065	13.96
United States Dollar	12,835,093	10.79
Swiss Franc	11,839,657	9.96
Japanese Yen	11,022,333	9.27
Brazilian Real	9,578,556	8.06
Hong Kong Dollar	8,163,011	6.87
Danish Krone	5,317,956	4.47
Swedish Krona	4,844,386	4.07
Singapore Dollar	2,651,214	2.23
Malaysian Ringgit	2,186,711	1.84
South African Rand	1,579,948	1.33
Canadian Dollar	840,687	0.71
Norwegian Krone	697,151	0.59
Indonesian Rupiah	311,801	0.26

Total Investments	$118,891,829	100.00%

INTERNATIONAL EQUITY FUND SECTOR CLASSIFICATIONS

Sector	Value	%
Financials	$24,404,607	20.53
Industrials	18,434,468	15.51
Consumer Discretionary	18,313,758	15.40
Consumer Staples	16,324,278	13.73
Materials	13,976,076	11.76
Energy	10,239,523	8.61
Health Care	6,423,522	5.40
Information Technology	5,165,113	4.34
Telecommunication Services	3,451,768	2.90

Total Stocks	116,733,113	98.18
Repurchase Agreement	2,158,716	1.81
Cash and Other Assets, Net of Liabilities	7,499	0.01

Net Assets	$118,899,328	100.00%

See accompanying notes to financial statements.	89

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

SCHEDULE OF INVESTMENTS

December 31, 2010

	Shares	Value

Common Stocks (97.77%)

Consumer Discretionary (13.52%)
1-800-FLOWERS.COM Inc. (a)	7,415	$19,946
99 Cents Only Stores (a)	11,278	179,771
AFC Enterprises Inc. (a)	6,541	90,920
AH Belo Corp. Class A (a)	4,520	39,324
Ambassadors Group Inc.	4,772	54,878
American Apparel Inc. (a)	8,200	13,612
American Axle & Manufacturing Holdings Inc. (a)	14,730	189,428
American Greetings Corp. Class A	10,100	223,816
American Public Education Inc. (a)	4,555	169,628
America’s Car-Mart Inc. (a)	2,200	59,576
Amerigon Inc. (a)	5,800	63,104
Ameristar Casinos Inc.	6,557	102,486
AnnTaylor Stores Corp. (a)	14,600	399,894
Arbitron Inc.	6,518	270,627
Archipelago Learning Inc. (a)	3,085	30,264
Arctic Cat Inc. (a)	3,069	44,930
Asbury Automotive Group Inc. (a)	7,452	137,713
Ascent Media Corp. Class A (a)	3,600	139,536
Audiovox Corp. (a)	4,204	36,281
Ballantyne Strong Inc. (a)	3,560	27,661
Barnes & Noble Inc.	9,637	136,364
Beazer Homes USA Inc. (a)	19,663	105,984
bebe stores inc.	8,800	52,448
Belo Corp. Class A (a)	22,900	162,132
Big 5 Sporting Goods Corp.	5,519	84,275
Biglari Holdings Inc. (a)	341	139,882
BJ’s Restaurants Inc. (a)	5,649	200,144
Blue Nile Inc. (a)	3,056	174,375
Bluegreen Corp. (a)	4,223	13,598
Blyth Inc.	1,236	42,617
Bob Evans Farms Inc.	7,545	248,683
Body Central Corp. (a)	1,370	19,550
Bon-Ton Stores Inc., The (a)	2,908	36,815
Books-A-Million Inc.	1,958	11,356
Borders Group Inc. (a)	12,500	11,252
Boyd Gaming Corp. (a)	13,553	143,662
Bravo Brio Restaurant Group Inc. (a)	2,715	52,047
Bridgepoint Education Inc. (a)	4,947	93,993
Brookfield Homes Corp. (a)	2,437	22,908
Brown Shoe Co. Inc.	10,605	147,728
Brunswick Corp.	21,800	408,532
Buckle Inc., The	6,549	247,356
Buffalo Wild Wings Inc. (a)	4,596	201,535
Build-A-Bear Workshop Inc. (a)	4,629	35,366
Cabela’s Inc. (a)	10,230	222,502
California Pizza Kitchen Inc. (a)	4,920	85,018
Callaway Golf Co.	16,414	132,461
Cambium Learning Group Inc. (a)	4,153	14,286
Capella Education Co. (a)	4,229	281,567
Caribou Coffee Company Inc. (a)	2,000	20,160
Carmike Cinemas Inc. (a)	3,000	23,160
Carrols Restaurant Group Inc. (a)	3,200	23,744
Carter’s Inc. (a)	14,589	430,521
Casual Male Retail Group Inc. (a)	10,474	49,647
Cato Corp. Class A	7,044	193,076

	Shares	Value

Common Stocks (Cont.)

Consumer Discretionary (Cont.)
Cavco Industries Inc. (a)	1,642	$76,665
CEC Entertainment Inc. (a)	5,006	194,383
Charming Shoppes Inc. (a)	29,581	105,013
Cheesecake Factory Inc., The (a)	15,089	462,629
Cherokee Inc.	1,861	35,005
Children’s Place Retail Stores Inc., The (a)	6,456	320,476
Christopher & Banks Corp.	9,242	56,838
Churchill Downs Inc.	2,845	123,473
Cinemark Holdings Inc.	14,200	244,808
Citi Trends Inc. (a)	3,800	93,290
CKX Inc. (a)	14,800	59,644
Coinstar Inc. (a)	7,819	441,304
Coldwater Creek Inc. (a)	14,600	46,282
Collective Brands Inc. (a)	16,130	340,343
Columbia Sportswear Co.	2,748	165,704
Conn’s Inc. (a)	3,791	17,742
Cooper Tire & Rubber Co.	15,050	354,879
Core-Mark Holding Co. Inc. (a)	2,728	97,090
Corinthian Colleges Inc. (a)	22,116	115,224
CPI Corp.	1,400	31,570
Cracker Barrel Old Country Store Inc.	5,982	327,634
Crocs Inc. (a)	21,500	368,080
Crown Media Holdings Inc. (a)	7,162	18,764
CSS Industries Inc.	2,018	41,591
Culp Inc. (a)	2,229	23,092
Cumulus Media Inc. Class A (a)	5,389	23,227
Dana Holding Corp. (a)	35,184	605,517
Deckers Outdoor Corp. (a)	9,559	762,235
Delta Apparel Inc. (a)	1,518	20,493
Denny’s Corp. (a)	25,053	89,690
Destination Maternity Corp. (a)	1,100	41,723
Dex One Corp. (a)	12,518	93,384
Dillard’s Inc. Class A	9,972	378,338
DineEquity Inc. (a)	4,475	220,976
Domino’s Pizza Inc. (a)	9,417	150,201
Dorman Products Inc. (a)	2,800	101,472
Dress Barn Inc., The (a)	14,846	392,231
Drew Industries Inc.	4,619	104,944
drugstore.com Inc. (a)	21,800	48,178
DSW Inc. (a)	3,666	143,341
E.W. Scripps Co Class A (a)	7,390	75,008
Eastman Kodak Co. (a)	67,918	364,040
Einstein Noah Restaurant Group Inc. (a)	1,400	19,670
Empire Resorts Inc. (a)	9,706	9,997
Entercom Communications Corp. Class A (a)	5,869	67,963
Entravision Communications Corp. Class A (a)	12,045	30,956
Ethan Allen Interiors Inc.	6,122	122,501
Exide Technologies (a)	18,900	177,849
Express Inc.	3,962	74,486
Finish Line Inc. Class A, The	12,706	218,416
Fisher Communications Inc. (a)	1,596	34,793
Fred’s Inc. Class A	9,440	129,894

90	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2010

	Shares	Value

Common Stocks (Cont.)

Consumer Discretionary (Cont.)
Fuel Systems Solutions Inc. (a)	3,954	$116,169
Furniture Brands International Inc. (a)	10,564	54,299
Gaiam Inc. Class A	4,100	31,570
Gaylord Entertainment Co. (a)	8,714	313,181
Genesco Inc. (a)	6,032	226,140
G-III Apparel Group Ltd. (a)	3,771	132,551
Global Sources Ltd. (a)	4,064	38,689
Gordmans Stores Inc. (a)	1,300	21,788
Grand Canyon Education Inc. (a)	7,733	151,489
Gray Television Inc. (a)	12,015	22,468
Group 1 Automotive Inc.	6,049	252,606
Harte-Hanks Inc.	9,600	122,592
Haverty Furniture Companies Inc.	4,535	58,864
Helen of Troy Ltd. (a)	7,479	222,425
hhgregg Inc. (a)	3,214	67,333
Hibbett Sports Inc. (a)	7,312	269,813
Hooker Furniture Corp.	2,603	36,780
Hot Topic Inc.	11,292	70,801
Hovnanian Enterprises Inc. (a)	12,924	52,859
HSN Inc. (a)	9,900	303,336
Iconix Brand Group Inc. (a)	18,016	347,889
Interval Leisure Group Inc. (a)	10,100	163,014
iRobot Corp. (a)	5,000	124,400
Isle of Capri Casinos Inc. (a)	4,109	41,994
Jack in the Box Inc. (a)	13,529	285,868
JAKKS Pacific Inc. (a)	6,627	120,744
Jamba Inc. (a)	14,879	33,775
Jo-Ann Stores Inc. (a)	6,769	407,629
Joe’s Jeans Inc. (a)	10,757	16,781
Johnson Outdoors Inc. Class A (a)	1,230	15,400
Jones Group Inc., The	21,657	336,550
Jos. A. Bank Clothiers Inc. (a)	6,955	280,426
Journal Communications Inc. Class A (a)	10,142	51,217
K12 Inc. (a)	6,073	174,052
Kenneth Cole Productions Inc. (a)	1,721	21,495
Kid Brands Inc. (a)	3,124	26,710
Kirkland’s Inc. (a)	4,200	58,926
Knology Inc. (a)	7,500	117,225
Krispy Kreme Doughnuts Inc. (a)	15,006	104,742
K-Swiss Inc. Class A (a)	6,671	83,187
LaCrosse Footwear Inc.	1,224	20,074
La-Z-Boy Inc. (a)	13,222	119,262
Leapfrog Enterprises Inc. (a)	8,720	48,396
Learning Tree International Inc.	1,739	16,625
Lee Enterprises Inc. Class A (a)	11,248	27,670
Libbey Inc. (a)	4,823	74,612
Life Time Fitness Inc. (a)	10,478	429,493
Lifetime Brands Inc. (a)	2,381	33,429
Lin TV Corp. (a)	7,165	37,974
Lincoln Educational Services Corp.	3,300	51,183
Lions Gate Entertainment Corp. (a)	16,659	108,450
Lithia Motors Inc. Class A	5,439	77,723
Live Nation Entertainment Inc. (a)	35,553	406,015
Liz Claiborne Inc. (a)	24,300	173,988
LodgeNet Interactive Corp. (a)	4,799	20,396

	Shares	Value

Common Stocks (Cont.)

Consumer Discretionary (Cont.)
Lumber Liquidators Holdings Inc. (a)	5,574	$138,848
M/I Homes Inc. (a)	4,700	72,286
Mac-Gray Corp.	2,800	41,860
Maidenform Brands Inc. (a)	5,800	137,866
Marcus Corp.	5,037	66,841
Marine Products Corp. (a)	2,692	17,929
MarineMax Inc. (a)	5,531	51,715
Martha Stewart Living Omnimedia Inc. (a)	6,778	29,959
Matthews International Corp.	7,408	259,132
McClatchy Co. Class A, The (a)	14,927	69,709
McCormick & Schmick’s Seafood
Restaurants Inc. (a)	4,000	36,360
Media General Inc. Class A (a)	5,467	31,599
Mediacom Communications Corp. Class A (a)	10,028	84,837
Men’s Wearhouse Inc., The	13,158	328,687
Meritage Homes Corp. (a)	8,000	177,600
Midas Inc. (a)	3,584	29,066
Modine Manufacturing Co. (a)	11,820	183,210
Monarch Casino & Resort Inc. (a)	2,466	30,825
Monro Muffler Brake Inc.	7,402	256,035
Morgans Hotel Group Co. (a)	4,986	45,223
Movado Group Inc. (a)	3,939	63,575
Multimedia Games Inc. (a)	7,200	40,176
National American University Holdings Inc.	2,083	15,289
National CineMedia Inc.	13,172	262,255
New York & Co. Inc. (a)	5,919	26,162
Nexstar Broadcasting Group Inc. Class A (a)	2,884	17,275
NutriSystem Inc.	6,707	141,048
O’Charley’s Inc. (a)	4,709	33,905
OfficeMax Inc. (a)	21,200	375,240
Orbitz Worldwide Inc. (a)	5,115	28,593
Orient-Express Hotels Ltd. Class A (a)	25,103	326,088
Outdoor Channel Holdings Inc. (a)	3,500	25,095
Overstock.com Inc. (a)	3,999	65,904
Oxford Industries Inc.	3,247	83,156
Pacific Sunwear of California Inc. (a)	16,502	89,441
Papa John’s International Inc. (a)	5,280	146,256
Peet’s Coffee & Tea Inc. (a)	2,853	119,084
Penske Automotive Group Inc. (a)	10,929	190,383
Pep Boys-Manny, Moe & Jack, The	13,327	178,982
Perry Ellis International Inc. (a)	2,640	72,521
PetMed Express Inc.	6,000	106,860
PF Chang’s China Bistro Inc.	5,697	276,077
Pier 1 Imports Inc. (a)	25,711	269,966
Pinnacle Entertainment Inc. (a)	15,448	216,581
Playboy Enterprises Inc. (a)	5,494	28,679
Polaris Industries Inc.	7,730	603,095
Pool Corp.	12,196	274,898
Pre-Paid Legal Services Inc. (a)	1,767	106,462
Primedia Inc.	4,936	20,731
Princeton Review Inc. (a)	3,400	4,012
Quiksilver Inc. (a)	32,600	165,282

See accompanying notes to financial statements.	91

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2010

	Shares	Value

Common Stocks (Cont.)

Consumer Discretionary (Cont.)
R.G. Barry Corp.	2,081	$23,141
Radio One Inc. Class D (a)	7,739	8,668
RC2 Corp. (a)	5,351	116,491
ReachLocal Inc. (a)	1,309	26,062
Red Lion Hotels Corp. (a)	3,100	24,738
Red Robin Gourmet Burgers Inc. (a)	4,074	87,469
Regis Corp.	14,375	238,625
Rent-A-Center Inc.	16,254	524,679
Rentrak Corp. (a)	2,500	75,400
Retail Ventures Inc. (a)	6,001	97,816
Ruby Tuesday Inc. (a)	15,711	205,186
Rue21 Inc. (a)	3,677	107,773
Ruth’s Hospitality Group Inc. (a)	8,085	37,434
Ryland Group Inc.	10,889	185,440
Saks Inc. (a)	33,715	360,750
Sally Beauty Holdings Inc. (a)	23,800	345,814
Scholastic Corp.	7,558	223,263
Scientific Games Corp. Class A (a)	16,246	161,810
Sealy Corp. (a)	12,100	35,332
Select Comfort Corp. (a)	13,753	125,565
Shiloh Industries Inc.	1,370	16,372
Shoe Carnival Inc. (a)	2,417	65,259
Shuffle Master Inc. (a)	12,678	145,163
Shutterfly Inc. (a)	6,843	239,710
Sinclair Broadcast Group Inc. Class A	11,655	95,338
Skechers U.S.A. Inc. (a)	8,449	168,980
Skyline Corp.	1,843	48,065
Smith & Wesson Holding Corp. (a)	14,939	55,872
Sonic Automotive Inc.	9,997	132,360
Sonic Corp. (a)	15,046	152,266
Sotheby’s	16,597	746,865
Spartan Motors Inc.	8,300	50,547
Speedway Motorsports Inc.	3,354	51,383
Stage Stores Inc.	9,007	156,181
Standard Motor Products Inc.	5,000	68,500
Standard Pacific Corp. (a)	28,000	128,800
Stein Mart Inc.	6,523	60,338
Steiner Leisure Ltd. (a)	3,652	170,548
Steinway Musical Instruments Inc. (a)	1,199	23,800
Steven Madden Ltd. (a)	6,018	251,071
Stewart Enterprises Inc.	20,554	137,506
Stoneridge Inc. (a)	3,900	61,581
Sturm, Ruger & Company Inc.	4,900	74,921
Summer Infant Inc. (a)	2,851	21,611
Superior Industries International Inc.	5,941	126,068
SuperMedia Inc. (a)	3,223	28,072
Systemax Inc. (a)	2,500	35,250
Talbots Inc. (a)	17,499	149,091
Tenneco Inc. (a)	15,013	617,935
Texas Roadhouse Inc. Class A (a)	14,404	247,317
Timberland Co. Class A, The (a)	9,623	236,630
Tower International Inc. (a)	1,495	26,447
True Religion Apparel Inc. (a)	6,500	144,690
Tuesday Morning Corp. (a)	7,389	39,014
Ulta Salon Cosmetics & Fragrance Inc. (a)	7,900	268,600

	Shares	Value

Common Stocks (Cont.)

Consumer Discretionary (Cont.)
Under Armour Inc. Class A (a)	8,800	$482,592
Unifi Inc. (a)	3,500	59,255
Universal Electronics Inc. (a)	3,412	96,798
Universal Technical Institute Inc.	5,081	111,884
US Auto Parts Network Inc. (a)	3,600	30,240
Vail Resorts Inc. (a)	9,026	469,713
Valassis Communications Inc. (a)	12,290	397,582
Value Line Inc.	434	6,271
Vera Bradley Inc. (a)	3,147	103,851
Vitacost.com Inc. (a) (b)	4,358	6,210
Vitamin Shoppe Inc. (a)	3,923	131,970
Volcom Inc.	4,800	90,576
Warnaco Group Inc., The (a)	11,112	611,938
Warner Music Group Corp. (a)	11,005	61,958
West Marine Inc. (a)	3,400	35,972
Westwood One Inc. (a)	1,457	13,302
Wet Seal Inc. Class A (a)	24,124	89,259
Weyco Group Inc.	1,700	41,633
Winmark Corp.	575	19,343
Winnebago Industries Inc. (a)	7,419	112,769
Wolverine World Wide Inc.	12,415	395,790
World Wrestling Entertainment Inc.	6,295	89,641
Zumiez Inc. (a)	5,166	138,810

		40,361,874

Consumer Staples (2.92%)
Alico Inc.	885	21,098
Alliance One International Inc. (a)	22,844	96,859
Andersons Inc., The	4,540	165,029
Arden Group Inc. Class A	300	24,750
B&G Foods Inc. Class A	11,600	159,268
Boston Beer Co. Inc. (a)	2,180	207,296
Calavo Growers Inc.	2,800	64,540
Cal-Maine Foods Inc.	3,500	110,530
Casey’s General Stores Inc.	9,400	399,594
Central Garden & Pet Co. (a)	13,973	138,053
Chiquita Brands International Inc. (a)	11,405	159,898
Coca-Cola Bottling Co. Consolidated	1,055	58,637
Darling International Inc. (a)	20,225	268,588
Diamond Foods Inc.	5,500	292,490
Dole Food Company Inc. (a)	8,668	117,105
Elizabeth Arden Inc. (a)	6,203	142,731
Farmer Brothers Co.	1,831	32,592
Female Health Co., The	3,800	21,622
Fresh Del Monte Produce Inc.	10,100	251,995
Fresh Market Inc., The (a)	3,770	155,324
Griffin Land & Nurseries Inc.	800	25,904
Hain Celestial Group Inc., The (a)	10,423	282,046
Harbinger Group Inc. (a)	2,727	16,880
Heckmann Corp. (a)	22,200	111,666
Imperial Sugar Co.	3,100	41,447
Ingles Markets Inc.	3,305	63,456
Inter Parfums Inc.	3,816	71,932
J&J Snack Foods Corp.	3,442	166,042
John B. Sanfilippo & Son Inc. (a)	1,971	24,519
Lancaster Colony Corp.	4,714	269,641

92	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2010

	Shares	Value

Common Stocks (Cont.)

Consumer Staples (Cont.)
Lifeway Foods Inc. (a)	1,100	$10,505
Limoneira Co.	2,067	59,323
Medifast Inc. (a)	3,231	93,311
MGP Ingredients Inc.	2,972	32,811
Nash Finch Co.	3,012	128,040
National Beverage Corp.	2,580	33,901
Nature’s Sunshine Products Inc. (a)	1,967	17,664
Nu Skin Enterprises Inc.	12,162	368,022
Nutraceutical International Corp. (a)	2,000	28,380
Oil-Dri Corporation of America	1,200	25,788
Pantry Inc., The (a)	5,739	113,977
Pilgrim’s Pride Corp. (a)	12,231	86,718
Prestige Brands Holdings Inc. (a)	10,148	121,269
PriceSmart Inc.	3,800	144,514
Primo Water Corp. (a)	2,340	33,251
Revlon Inc. Class A (a)	2,700	26,568
Rite Aid Corp. (a)	138,043	121,920
Ruddick Corp.	10,790	397,504
Sanderson Farms Inc.	5,545	217,087
Schiff Nutrition International Inc.	2,600	23,608
Seneca Foods Corp. Class A (a)	2,301	62,081
Smart Balance Inc. (a)	16,000	69,280
Snyders-Lance Inc.	6,558	153,720
Spartan Stores Inc.	5,652	95,801
Spectrum Brands Holdings Inc. (a)	4,590	143,070
Star Scientific Inc. (a)	22,700	44,265
Susser Holdings Corp. (a)	1,900	26,315
Synutra International Inc. (a)	4,500	60,525
Tootsie Roll Industries Inc.	6,141	177,905
TreeHouse Foods Inc. (a)	8,767	447,906
United Natural Foods Inc. (a)	11,946	438,179
Universal Corp.	5,905	240,334
USANA Health Sciences Inc. (a)	1,574	68,390
Vector Group Ltd.	11,345	196,495
Village Super Market Inc. Class A	1,528	50,424
WD-40 Co.	4,162	167,645
Weis Markets Inc.	2,796	112,763
Winn-Dixie Stores Inc. (a)	14,000	100,380

		8,701,171

Energy (6.31%)
Abraxas Petroleum Corp. (a)	16,868	77,087
Allis-Chalmers Energy Inc. (a)	9,600	68,064
Alon USA Energy Inc.	2,100	12,558
Amyris Inc. (a)	1,482	39,540
Apco Oil and Gas International Inc.	2,300	132,250
Approach Resources Inc. (a)	4,279	98,845
ATP Oil & Gas Corp. (a)	11,334	189,731
Basic Energy Services Inc. (a)	5,800	95,584
Berry Petroleum Co.	12,740	556,738
Bill Barrett Corp. (a)	11,574	476,039
BPZ Resources Inc. (a)	23,800	113,288
Brigham Exploration Co. (a)	29,162	794,373
Bristow Group Inc. (a)	8,923	422,504
Cal Dive International Inc. (a)	23,514	133,324
Callon Petroleum Co. (a)	7,294	43,180

	Shares	Value

Common Stocks (Cont.)

Energy (Cont.)
CAMAC Energy Inc. (a)	12,002	$23,884
CARBO Ceramics Inc.	4,731	489,848
Carrizo Oil & Gas Inc. (a)	7,755	267,470
Cheniere Energy Inc. (a)	14,900	82,248
Clayton Williams Energy Inc. (a)	1,449	121,673
Clean Energy Fuels Corp. (a)	11,255	155,769
Cloud Peak Energy Inc. (a)	8,087	187,861
Complete Production Services Inc. (a)	19,400	573,270
Contango Oil & Gas Co. (a)	2,900	167,997
Crosstex Energy Inc.	10,319	91,426
CVR Energy Inc. (a)	7,203	109,342
Dawson Geophysical Co. (a)	2,000	63,800
Delek US Holdings Inc.	3,000	21,840
Delta Petroleum Corp. (a)	45,727	34,753
DHT Holdings Inc.	12,700	59,055
Dril-Quip Inc. (a)	8,449	656,656
Endeavour International Corp. (a)	5,171	71,360
Energy Partners Ltd. (a)	7,325	108,850
Energy XXI Bermuda Ltd. (a)	17,129	473,959
Evolution Petroleum Corp. (a)	3,936	25,663
FX Energy Inc. (a)	10,900	67,035
Gastar Exploration Ltd. (a)	14,162	60,897
General Maritime Corp.	19,633	63,807
GeoResources Inc. (a)	3,300	73,293
Global Geophysical Services Inc. (a)	1,954	20,283
Global Industries Ltd. (a)	25,094	173,901
GMX Resources Inc. (a)	7,755	42,808
Golar LNG Ltd.	8,900	133,589
Goodrich Petroleum Corp. (a)	6,253	110,303
Green Plains Renewable Energy Inc. (a)	4,100	46,166
Gulf Island Fabrication Inc.	3,482	98,123
GulfMark Offshore Inc. Class A (a)	5,699	173,250
Gulfport Energy Corp. (a)	6,700	145,055
Hallador Energy Co.	1,537	16,123
Harvest Natural Resources Inc. (a)	8,432	102,617
Helix Energy Solutions Group Inc. (a)	26,094	316,781
Hercules Offshore Inc. (a)	28,957	100,191
Hornbeck Offshore Services Inc. (a)	5,834	121,814
Houston American Energy Corp.	4,583	82,906
International Coal Group Inc. (a)	33,500	259,290
ION Geophysical Corp. (a)	31,913	270,622
Isramco Inc. (a)	272	22,930
James River Coal Co. (a)	7,100	179,843
Key Energy Services Inc. (a)	31,005	402,445
Knightsbridge Tankers Ltd.	6,086	135,535
Kodiak Oil & Gas Corp. (a)	43,936	289,978
L&L Energy Inc. (a)	4,134	44,647
Lufkin Industries Inc.	7,364	459,440
Magnum Hunter Resources Corp. (a)	12,291	88,495
Matrix Service Co. (a)	6,700	81,606
McMoRan Exploration Co. (a)	23,748	407,041
Miller Petroleum Inc. (a)	4,630	24,076
Natural Gas Services Group (a)	3,100	58,621
Newpark Resources Inc. (a)	22,457	138,335
Nordic American Tanker Shipping Ltd.	11,802	307,088

See accompanying notes to financial statements.	93

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2010

	Shares	Value

Common Stocks (Cont.)

Energy (Cont.)
Northern Oil and Gas Inc. (a)	13,395	$364,478
Oasis Petroleum Inc. (a)	12,011	325,738
Overseas Shipholding Group Inc.	6,368	225,555
OYO Geospace Corp. (a)	1,000	99,110
Panhandle Oil & Gas Inc.	1,763	48,341
Parker Drilling Co. (a)	29,721	135,825
Patriot Coal Corp. (a)	19,210	372,098
Penn Virginia Corp.	11,634	195,684
Petroleum Development Corp. (a)	5,711	241,061
Petroquest Energy Inc. (a)	14,365	108,168
PHI Inc. (a)	3,400	64,056
Pioneer Drilling Co. (a)	13,782	121,419
RAM Energy Resources Inc. (a)	14,114	25,970
Rentech Inc. (a)	53,394	65,141
Resolute Energy Corp. (a)	9,643	142,331
REX American Resources Corp. (a)	1,800	27,648
Rex Energy Corp. (a)	8,400	114,660
Rosetta Resources Inc. (a)	13,317	501,252
RPC Inc.	10,873	197,019
Scorpio Tankers Inc. (a)	4,380	44,282
Seahawk Drilling Inc. (a)	2,591	23,189
Ship Finance International Ltd.	11,100	238,872
Stone Energy Corp. (a)	10,974	244,610
Swift Energy Co. (a)	10,320	404,028
Syntroleum Corp. (a)	15,148	28,024
T-3 Energy Services Inc. (a)	3,330	132,634
Teekay Tankers Ltd. Class A	7,894	97,412
Tesco Corp. (a)	7,523	119,465
TETRA Technologies Inc. (a)	18,300	217,221
TransAtlantic Petroleum Ltd. (a)	37,187	123,833
Union Drilling Inc. (a)	4,400	32,032
Uranium Energy Corp. (a)	14,400	86,976
USEC Inc. (a)	28,891	173,924
VAALCO Energy Inc. (a)	11,900	85,204
Vantage Drilling Co. (a)	36,736	74,574
Venoco Inc. (a)	4,679	86,328
W&T Offshore Inc.	8,600	153,682
Warren Resources Inc. (a)	16,346	73,884
Western Refining Inc. (a)	13,281	140,513
Willbros Group Inc. (a)	11,600	113,912
World Fuel Services Corp.	17,077	617,504

		18,846,420

Financials (19.30%)
1st Source Corp.	3,827	77,458
1st United Bancorp Inc. (a)	5,700	39,387
Abington Bancorp Inc.	5,420	64,661
Acadia Realty Trust	10,190	185,866
Advance America Cash Advance Centers Inc.	14,201	80,094
Agree Realty Corp.	2,020	52,904
Alexander’s Inc.	519	213,973
Alliance Financial Corp.	1,100	35,585
Alterra Capital Holdings Ltd.	24,121	521,978
American Campus Communities Inc.	16,284	517,180
American Capital Agency Corp.	12,579	361,520

	Shares	Value

Common Stocks (Cont.)

Financials (Cont.)
American Equity Investment Life Holding Co.	14,642	$183,757
American National Bankshares Inc.	1,624	38,245
American Safety Insurance Holdings Ltd. (a)	2,576	55,075
Ameris Bancorp (a)	6,127	64,579
Amerisafe Inc. (a)	4,800	84,000
Ames National Corp.	1,800	39,006
AmTrust Financial Services Inc.	5,800	101,500
Anworth Mortgage Asset Corp.	29,043	203,301
Apollo Commercial Real Estate Finance Inc.	4,361	71,302
Argo Group International Holdings Ltd.	7,769	290,949
Arrow Financial Corp.	2,440	67,124
Artio Global Investors Inc.	6,855	101,111
Ashford Hospitality Trust Inc. (a)	10,219	98,613
Asset Acceptance Capital Corp. (a)	3,799	22,528
Associated Estates Realty Corp.	10,200	155,958
Asta Funding Inc.	2,525	20,452
Astoria Financial Corp.	21,100	293,501
Avatar Holdings Inc. (a)	1,848	36,627
Baldwin & Lyons Inc.	2,011	47,319
BancFirst Corp.	1,648	67,881
Banco Latinoamericano de Comercio Exterior SA	7,000	129,220
Bancorp Inc. (a)	4,972	50,565
Bancorp Rhode Island Inc.	991	28,828
Bank Mutual Corp.	11,919	56,973
Bank of Marin Bancorp	1,400	49,000
Bank of the Ozarks Inc.	3,318	143,835
BankFinancial Corp.	4,203	40,979
Beneficial Mutual Bancorp Inc. (a)	8,145	71,920
Berkshire Hills Bancorp Inc.	3,476	76,820
BGC Partners Inc. Class A	13,701	113,855
BioMed Realty Trust Inc.	32,606	608,102
BofI Holding Inc. (a)	1,834	28,445
Boston Private Financial Holdings Inc.	19,251	126,094
Bridge Bancorp Inc.	1,685	41,535
Brookline Bancorp Inc.	15,081	163,629
Bryn Mawr Bank Corp.	2,400	41,880
Calamos Asset Management Inc. Class A	5,151	72,114
California First National Bancorp	300	4,329
Camden National Corp.	2,000	72,460
Campus Crest Communities Inc.	7,610	106,692
Capital City Bank Group Inc.	2,998	37,775
CapLease Inc.	13,656	79,478
Capstead Mortgage Corp.	17,600	221,584
Cardinal Financial Corp.	6,967	81,026
Cash America International Inc.	7,280	268,850
Cathay General Bancorp	19,746	329,758
CBL & Associates Properties Inc.	34,160	597,800
Cedar Shopping Centers Inc.	12,775	80,355
Center Financial Corp. (a)	9,031	68,455
Centerstate Banks Inc.	6,224	49,294

94	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2010

	Shares	Value

Common Stocks (Cont.)

Financials (Cont.)
Century Bancorp Inc. Class A	1,009	$27,031
Chatham Lodging Trust	2,187	37,726
Chemical Financial Corp.	5,856	129,710
Chesapeake Lodging Trust	3,729	70,142
Citizens & Northern Corp.	3,100	46,066
Citizens Inc. (a)	8,400	62,580
Citizens Republic Bancorp Inc. (a)	99,642	61,280
City Holding Co.	3,768	136,515
Clifton Savings Bancorp Inc.	2,225	24,052
CNA Surety Corp. (a)	4,249	100,616
CNB Financial Corp.	2,100	31,101
CNO Financial Group Inc. (a)	55,907	379,049
CoBiz Financial Inc.	7,274	44,226
Cogdell Spencer Inc.	10,680	61,944
Cohen & Steers Inc.	4,434	115,727
Colonial Properties Trust	19,333	348,961
Colony Financial Inc.	3,659	73,253
Columbia Banking System Inc.	9,897	208,431
Community Bank System Inc.	8,336	231,491
Community Trust Bancorp Inc.	3,587	103,880
Compass Diversified Holdings	9,209	162,907
CompuCredit Holdings Corp. (a)	3,255	22,720
Consolidated-Tomoka Land Co.	1,342	38,784
Coresite Realty Corp.	4,754	64,845
Cousins Properties Inc.	22,540	187,984
Cowen Group Inc. Class A (a)	7,900	36,814
Crawford & Co. Class B (a)	5,676	19,298
Credit Acceptance Corp. (a)	1,324	83,107
CreXus Investment Corp.	3,399	44,527
CVB Financial Corp.	21,763	188,685
Cypress Sharpridge Investments Inc.	12,415	160,278
Danvers Bancorp Inc.	4,514	79,762
DCT Industrial Trust Inc.	51,557	273,768
Delphi Financial Group Inc. Class A	11,733	338,380
Diamond Hill Investment Group	600	43,404
DiamondRock Hospitality Co. (a)	38,625	463,500
Dime Community Bancshares	6,569	95,842
Dollar Financial Corp. (a)	6,200	177,506
Donegal Group Inc.	2,869	41,543
Doral Financial Corp. (a)	7,875	10,868
Duff & Phelps Corp. Class A	6,800	114,648
DuPont Fabros Technology Inc.	10,240	217,805
Dynex Capital Inc.	5,202	56,806
Eagle Bancorp Inc. (a)	3,746	54,055
EastGroup Properties Inc.	6,767	286,379
Education Realty Trust Inc.	14,525	112,859
eHealth Inc. (a)	5,700	80,883
EMC Insurance Group Inc.	981	22,210
Employers Holdings Inc.	9,900	173,052
Encore Bancshares Inc. (a)	2,127	21,823
Encore Capital Group Inc. (a)	3,400	79,730
Enstar Group Ltd. (a)	1,600	135,328
Enterprise Financial Services Corp.	3,476	36,359
Entertainment Properties Trust	11,721	542,096

	Shares	Value

Common Stocks (Cont.)

Financials (Cont.)
Epoch Holding Corp.	3,100	$48,143
Equity Lifestyle Properties Inc.	6,570	367,460
Equity One Inc.	10,081	183,273
ESB Financial Corp.	2,200	35,728
ESSA Bancorp Inc.	3,700	48,914
Evercore Partners Inc. Class A	3,800	129,200
Excel Trust Inc.	3,727	45,097
Extra Space Storage Inc.	21,459	373,387
EZCORP Inc. Class A (a)	11,600	314,708
FBL Financial Group Inc.	3,298	94,554
FBR Capital Markets Corp. (a)	13,200	50,424
Federal Agricultural Mortgage Corp. Class C	2,404	39,233
FelCor Lodging Trust Inc. (a)	24,218	170,495
Financial Engines Inc. (a)	3,212	63,694
Financial Institutions Inc.	2,700	51,219
First American Financial Corp.	25,967	387,947
First Bancorp (North Carolina)	3,703	56,693
First BanCorp (Puerto Rico) (a)	70,319	32,347
First Bancorp Inc.	2,362	37,296
First Busey Corp.	14,179	66,641
First Cash Financial Services Inc. (a)	7,514	232,859
First Commonwealth Financial Corp.	26,134	185,029
First Community Bancshares Inc.	4,323	64,586
First Financial Bancorp	14,541	268,718
First Financial Bankshares Inc.	5,168	264,498
First Financial Corp. Indiana	2,699	94,843
First Financial Holdings Inc.	3,808	43,830
First Industrial Realty Trust Inc. (a)	15,676	137,322
First Interstate BancSystem Inc.	3,257	49,637
First Marblehead Corp., The (a)	15,400	33,418
First Merchants Corp.	6,706	59,415
First Mercury Financial Corp.	3,630	59,532
First Midwest Bancorp Inc.	18,551	213,708
First of Long Island Corp., The	1,800	52,038
First Potomac Realty Trust	12,389	208,383
First South Bancorp Inc.	1,963	12,701
FirstMerit Corp.	26,733	529,046
Flagstar Bancorp Inc. (a)	11,689	19,053
Flagstone Reinsurance Holdings SA.	13,000	163,800
Flushing Financial Corp.	7,597	106,358
FNB Corp. (PA)	27,856	273,546
Forestar Group Inc. (a)	9,200	177,560
Fox Chase Bancorp (a)	1,283	15,204
FPIC Insurance Group Inc. (a)	2,279	84,232
Franklin Street Properties Corp.	16,845	240,041
GAMCO Investors Inc.	1,825	87,618
German American Bancorp Inc.	2,700	49,720
Gerova Financial Group Ltd. (a)	342	10,260
Getty Realty Corp.	5,394	168,724
GFI Group Inc.	16,656	78,117
Glacier Bancorp Inc.	17,844	269,623
Gladstone Commercial Corp.	2,100	39,543
Gleacher & Co Inc. (a)	19,708	46,708
Glimcher Realty Trust	21,210	178,164

See accompanying notes to financial statements.	95

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2010

	Shares	Value

Common Stocks (Cont.)

Financials (Cont.)
Global Indemnity PLC (a)	3,518	$71,943
Government Properties Income Trust	6,873	184,128
Great Southern Bancorp Inc.	2,467	58,197
Greene Bancshares Inc. (a)	3,012	9,638
Greenlight Capital Re Ltd. Class A (a)	7,103	190,431
Hallmark Financial Services Inc. (a)	3,500	31,850
Hancock Holding Co.	7,140	248,900
Hanmi Financial Corp. (a)	25,610	29,452
Harleysville Group Inc.	2,854	104,856
Hatteras Financial Corp.	11,453	346,682
Healthcare Realty Trust Inc.	15,273	323,329
Heartland Financial USA Inc.	3,243	56,623
Heritage Financial Corp. (a)	2,000	27,840
Heritage Financial Group Inc.	251	3,117
Hersha Hospitality Trust	33,521	221,239
HFF Inc. Class A (a)	4,837	46,725
Highwoods Properties Inc.	17,688	563,363
Hilltop Holdings Inc. (a)	10,188	101,065
Home Bancorp Inc. (a)	1,900	26,258
Home Bancshares Inc.	5,658	124,646
Home Federal Bancorp Inc.	4,100	50,307
Home Properties Inc.	9,317	517,000
Horace Mann Educators Corp.	10,002	180,436
Hudson Pacific Properties Inc.	3,657	55,038
Hudson Valley Holding Corp.	3,002	74,330
IBERIABANK Corp.	6,746	398,891
Independent Bank Corp. (MA)	5,310	143,636
Infinity Property & Casualty Corp.	3,086	190,715
Inland Real Estate Corp.	18,017	158,550
International Assets Holding Corp. (a)	3,427	80,877
International Bancshares Corp.	13,450	269,404
Internet Capital Group Inc. (a)	9,421	133,967
Invesco Mortgage Capital	9,923	216,718
Investment Technology Group Inc. (a)	10,912	178,629
Investors Bancorp Inc. (a)	12,029	157,820
Investors Real Estate Trust	18,434	165,353
iStar Financial Inc. (a)	23,700	185,334
JMP Group Inc.	3,514	26,812
Kaiser Federal Financial Group Inc.	575	6,658
Kansas City Life Insurance Co.	1,057	34,913
KBW Inc.	8,933	249,409
Kearny Financial Corp.	4,406	37,892
Kennedy-Wilson Holdings Inc. (a)	5,193	51,878
Kilroy Realty Corp.	13,614	496,503
Kite Realty Group Trust	14,094	76,249
Knight Capital Group Inc. Class A (a)	23,554	324,810
LaBranche & Co. Inc. (a)	9,799	35,276
Ladenburg Thalmann Financial Services Inc. (a)	23,130	27,062
Lakeland Bancorp Inc.	5,117	56,133
Lakeland Financial Corp.	3,932	84,381
LaSalle Hotel Properties	17,503	462,079
Lexington Realty Trust	23,755	188,852
Life Partners Holdings Inc.	1,825	34,912
LTC Properties Inc.	6,627	186,086
Maiden Holdings Ltd.	12,700	99,822

	Shares	Value

Common Stocks (Cont.)

Financials (Cont.)
MainSource Financial Group Inc.	5,161	$53,726
MarketAxess Holdings Inc.	6,651	138,407
Marlin Business Services Corp. (a)	2,159	27,311
MB Financial Inc.	12,867	222,856
Meadowbrook Insurance Group Inc.	12,962	132,861
Medical Properties Trust Inc.	27,891	302,060
Merchants Bancshares Inc.	1,308	36,048
Meridian Interstate Bancorp Inc. (a)	2,726	32,140
Metro Bancorp Inc. (a)	3,600	39,636
MF Global Holdings Ltd. (a)	28,683	239,790
MFA Financial Inc.	70,052	571,624
MGIC Investment Corp. (a)	50,290	512,455
Mid-America Apartment Communities Inc.	8,181	519,412
MidSouth Bancorp Inc.	2,400	36,864
MidWestOne Financial Group Inc.	1,760	26,594
Mission West Properties Inc.	4,185	27,998
Monmouth Real Estate Investment Corp. Class A	6,000	51,000
Montpelier Re Holdings Ltd.	16,519	329,389
MPG Office Trust Inc. (a)	12,247	33,679
Nara Bancorp Inc. (a)	8,884	87,241
NASB Financial Inc.	946	15,855
National Bankshares Inc.	1,700	53,533
National Financial Partners Corp. (a)	10,563	141,544
National Health Investors Inc.	6,101	274,667
National Interstate Corp.	1,513	32,378
National Penn Bancshares Inc.	31,886	256,045
National Retail Properties Inc.	20,525	543,912
National Western Life Insurance Co.	575	95,864
Navigators Group Inc., The (a)	2,988	150,446
NBT Bancorp Inc.	8,766	211,699
Nelnet Inc. Class A	6,600	156,354
Netspend Holdings Inc. (a)	7,549	96,778
NewAlliance Bancshares Inc.	26,181	392,191
Newcastle Investment Corp. (a)	15,795	105,826
NewStar Financial Inc. (a)	6,732	71,157
Northfield Bancorp Inc.	4,232	56,370
NorthStar Realty Finance Corp.	18,003	85,514
Northwest Bancshares Inc.	27,858	327,610
OceanFirst Financial Corp.	4,000	51,480
Ocwen Financial Corp. (a)	18,563	177,091
Old National Bancorp	21,995	261,521
Omega Healthcare Investors Inc.	24,609	552,226
OmniAmerican Bancorp Inc. (a)	3,105	42,073
One Liberty Properties Inc.	2,147	35,855
Oppenheimer Holdings Inc. Class A	2,380	62,380
optionsXpress Holdings Inc.	10,572	165,663
Oriental Financial Group Inc.	11,296	141,087
Oritani Financial Corp.	14,105	172,645
Orrstown Financial Services Inc.	1,500	41,115
Pacific Continental Corp.	4,600	46,276
PacWest Bancorp	7,791	166,572
Park National Corp.	3,070	223,097
Parkway Properties Inc.	5,445	95,396
Peapack-Gladstone Financial Corp.	2,100	27,405
Pebblebrook Hotel Trust	9,244	187,838

96	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2010

	Shares	Value

Common Stocks (Cont.)

Financials (Cont.)
Penns Woods Bancorp Inc.	1,057	$42,069
Pennsylvania Real Estate Investment Trust	13,750	199,788
Pennymac Mortgage Investment Trust	4,313	78,281
Penson Worldwide Inc. (a)	5,000	24,450
Peoples Bancorp Inc.	2,610	40,847
PHH Corp. (a)	13,769	318,752
Phoenix Companies Inc., The (a)	28,603	72,652
PICO Holdings Inc. (a)	5,707	181,483
Pinnacle Financial Partners Inc. (a)	8,414	114,262
Piper Jaffray Companies Inc. (a)	3,733	130,692
Platinum Underwriters Holdings Ltd.	10,252	461,032
PMI Group Inc., The (a)	35,696	117,797
Porter Bancorp Inc.	661	6,815
Portfolio Recovery Associates Inc. (a)	4,266	320,803
Post Properties Inc.	12,234	444,094
Potlatch Corp.	10,065	327,616
Presidential Life Corp.	5,157	51,209
Primerica Inc.	6,129	148,628
Primus Guaranty Ltd. (a)	4,204	21,356
PrivateBancorp Inc.	13,104	188,436
ProAssurance Corp. (a)	7,699	466,559
Prosperity Bancshares Inc.	11,652	457,691
Provident Financial Services Inc.	15,018	227,222
Provident New York Bancorp	10,170	106,683
PS Business Parks Inc.	4,682	260,881
Pzena Investment Management Inc. Class A	2,000	14,700
Radian Group Inc.	33,100	267,117
RAIT Financial Trust (a)	24,064	52,700
Ramco-Gershenson Properties Trust	9,055	112,735
Redwood Trust Inc.	19,654	293,434
Renasant Corp.	6,116	103,422
Republic Bancorp Inc. (Kentucky)	2,319	55,076
Resource Capital Corp.	12,700	93,726
Retail Opportunity Investments Corp.	10,558	104,630
RLI Corp.	4,638	243,820
Rockville Financial Inc.	1,957	23,915
Rodman & Renshaw Capital Group Inc. (a)	5,502	14,745
Roma Financial Corp.	2,006	21,264
S&T Bancorp Inc.	5,862	132,423
Sabra Health Care REIT Inc.	6,215	114,356
Safeguard Scientifics Inc. (a)	5,216	89,089
Safety Insurance Group Inc.	3,164	150,511
Sanders Morris Harris Group Inc.	4,975	36,069
Sandy Spring Bancorp Inc.	5,994	110,469
Saul Centers Inc.	1,648	78,033
SCBT Financial Corp.	3,213	105,226
SeaBright Holdings Inc.	5,500	50,710
Selective Insurance Group Inc.	13,311	241,595
Sierra Bancorp	2,800	30,044
Signature Bank (a)	10,145	507,250
Simmons First National Corp.	4,216	120,156
Southside Bancshares Inc.	3,864	81,414
Southwest Bancorp Inc. (a)	5,055	62,682

	Shares	Value

Common Stocks (Cont.)

Financials (Cont.)
Sovran Self Storage Inc.	6,944	$255,609
Starwood Property Trust Inc.	11,827	254,044
State Auto Financial Corp.	3,558	61,980
State Bancorp Inc.	3,600	33,300
StellarOne Corp.	5,700	82,878
Sterling Bancorp NY	7,208	75,468
Sterling Bancshares Inc. TX	22,393	157,199
Stewart Information Services Corp.	4,491	51,781
Stifel Financial Corp. (a)	8,504	527,588
Strategic Hotels & Resorts Inc. (a)	34,793	184,055
Student Loan Corp., The	977	31,694
Suffolk Bancorp	2,423	59,800
Sun Communities Inc.	4,868	162,153
Sunstone Hotel Investors Inc. (a)	29,095	300,551
Susquehanna Bancshares Inc.	32,793	317,436
SVB Financial Group (a)	10,360	549,598
SWS Group Inc.	6,997	35,335
SY Bancorp Inc.	2,867	70,385
Tanger Factory Outlet Centers Inc.	10,043	514,101
Taylor Capital Group Inc. (a)	2,433	31,994
Tejon Ranch Co. (a)	3,136	86,397
Terreno Realty Corp. (a)	2,351	42,153
Territorial Bancorp Inc.	3,085	61,422
Texas Capital Bancshares Inc. (a)	9,080	193,132
Thomas Properties Group Inc. (a)	8,975	37,874
Tompkins Financial Corp.	1,846	72,289
Tower Bancorp Inc.	1,900	41,876
Tower Group Inc.	9,234	236,206
TowneBank	6,000	95,340
TradeStation Group Inc. (a)	9,202	62,114
Trico Bancshares	3,592	58,011
Trustco Bank Corp. NY	19,277	122,216
Trustmark Corp.	15,701	390,013
Two Harbors Investment Corp.	6,477	63,410
UMB Financial Corp.	8,035	332,810
UMH Properties Inc.	2,000	20,400
Umpqua Holdings Corp.	28,509	347,240
Union First Market Bankshares Corp.	4,763	70,397
United Bankshares Inc.	9,605	280,466
United Community Banks Inc. (a)	24,729	48,222
United Financial Bancorp Inc.	4,093	62,500
United Fire & Casualty Co.	5,692	127,045
Universal Health Realty Income Trust	2,805	102,467
Universal Insurance Holdings Inc.	3,800	18,506
Univest Corp. of Pennsylvania	4,199	80,495
Urstadt Biddle Properties Inc.	5,704	110,943
U-Store-It Trust	23,310	222,144
ViewPoint Financial Group	3,780	44,188
Virginia Commerce Bancorp (a)	5,286	32,667
Virtus Investment Partners Inc. (a)	1,230	55,805
Walter Investment Management Corp.	6,116	109,721
Washington Banking Co.	3,610	49,493
Washington Real Estate Investment Trust	16,090	498,629
Washington Trust Bancorp Inc.	3,556	77,805

See accompanying notes to financial statements.	97

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2010

	Shares	Value

Common Stocks (Cont.)

Financials (Cont.)
Waterstone Financial Inc. (a)	1,388	$4,511
Webster Financial Corp.	16,341	321,918
WesBanco Inc.	5,787	109,722
West Bancorporation	3,700	28,823
West Coast Bancorp (a)	23,710	66,862
Westamerica Bancorporation	7,292	404,487
Western Alliance Bancorp (a)	16,700	122,912
Westfield Financial Inc.	7,760	71,780
Westwood Holdings Group Inc.	1,371	54,785
Whitney Holding Corp.	24,335	344,340
Wilshire Bancorp Inc.	4,918	37,475
Winthrop Realty Trust	5,660	72,391
Wintrust Financial Corp.	8,508	281,019
World Acceptance Corp. (a)	4,181	220,757
WSFS Financial Corp.	1,435	68,076

		57,599,887

Health Care (12.25%)
Abaxis Inc. (a)	5,621	150,924
Abiomed Inc. (a)	7,901	75,929
Accelrys Inc. (a)	13,125	108,938
Accretive Health Inc. (a)	3,025	49,156
Accuray Inc. (a)	12,700	85,725
Acorda Therapeutics Inc. (a)	9,744	265,621
Acura Pharmaceuticals Inc. (a)	1,900	6,289
Aegerion Pharmaceuticals Inc. (a)	1,298	18,393
Affymax Inc. (a)	4,227	28,110
Affymetrix Inc. (a)	18,100	91,043
Air Methods Corp. (a)	2,800	157,556
Akorn Inc. (a)	13,676	83,013
Albany Molecular Research Inc. (a)	5,823	32,725
Alexza Pharmaceuticals Inc. (a)	9,460	11,825
Align Technology Inc. (a)	15,039	293,862
Alimera Sciences Inc. (a)	1,781	18,487
Alkermes Inc. (a)	23,815	292,448
Alliance HealthCare Services Inc. (a)	6,742	28,586
Allied Healthcare International Inc. (a)	10,900	27,359
Allos Therapeutics Inc. (a)	20,300	93,583
Almost Family Inc. (a)	1,900	72,998
Alnylam Pharmaceuticals Inc. (a)	9,200	90,712
Alphatec Holdings Inc. (a)	12,600	34,020
AMAG Pharmaceuticals Inc. (a)	5,282	95,604
Amedisys Inc. (a)	7,288	244,148
America Service Group Inc.	2,200	33,308
American Dental Partners Inc. (a)	3,800	51,338
American Medical Systems Holdings Inc. (a)	18,650	351,739
AMERIGROUP Corp. (a)	12,892	566,217
AMN Healthcare Services Inc. (a)	10,188	62,554
Amsurg Corp. (a)	7,804	163,494
Anacor Pharmaceuticals Inc. (a)	2,917	15,664
Analogic Corp.	3,206	158,729
Angiodynamics Inc. (a)	6,300	96,831
Antares Pharma Inc. (a)	17,177	29,201
Anthera Pharmaceuticals Inc. (a)	537	2,621
Aoxing Pharmaceutical Co. Inc. (a)	6,347	17,708

	Shares	Value

Common Stocks (Cont.)

Health Care (Cont.)
Ardea Biosciences Inc. (a)	3,320	$86,320
Arena Pharmaceuticals Inc. (a)	31,158	53,592
Ariad Pharmaceuticals Inc. (a)	31,280	159,528
ArQule Inc. (a)	10,600	62,222
Array Biopharma Inc. (a)	12,378	37,010
ArthroCare Corp. (a)	6,715	208,568
AspenBio Pharma Inc. (a)	15,425	9,307
Assisted Living Concepts Inc. Class A (a)	2,340	76,120
athenahealth Inc. (a)	8,230	337,265
Atrion Corp.	400	71,784
Auxilium Pharmaceuticals Inc. (a)	10,381	219,039
AVANIR Pharmaceuticals Inc. Class A (a)	22,700	92,616
Aveo Pharmaceuticals Inc. (a)	2,468	36,082
AVI BioPharma Inc. (a)	29,664	62,888
BioCryst Pharmaceuticals Inc. (a)	6,780	35,053
Biodel Inc. (a)	4,212	7,708
BioMimetic Therapeutics Inc. (a)	4,506	57,226
Bio-Reference Laboratories Inc. (a)	5,986	132,769
BioSante Pharmaceuticals Inc. (a)	15,887	26,055
BioScrip Inc. (a)	9,754	51,013
BioSpecifics Technologies Corp. (a)	993	25,421
BioTime Inc. (a)	6,836	56,944
BMP Sunstone Corp. (a)	6,800	67,388
Bruker Corp. (a)	18,113	300,676
Cadence Pharmaceuticals Inc. (a)	7,820	59,041
Caliper Life Sciences Inc. (a)	11,401	72,282
Cambrex Corp. (a)	7,481	38,677
Cantel Medical Corp.	3,200	74,880
Capital Senior Living Corp. (a)	7,200	48,240
Caraco Pharmaceutical Laboratories Ltd. (a)	2,074	9,416
CardioNet Inc. (a)	6,100	28,548
Catalyst Health Solutions Inc. (a)	9,419	437,889
Celera Corp. (a)	20,997	132,281
Celldex Therapeutics Inc. (a)	9,155	37,719
Centene Corp. (a)	12,009	304,308
Cepheid Inc. (a)	14,830	337,382
Cerus Corp. (a)	9,740	23,960
Chelsea Therapeutics International Ltd. (a)	9,429	70,718
Chemed Corp.	5,698	361,880
Chindex International Inc. (a)	3,400	56,066
Clinical Data Inc. (a)	2,900	46,139
Codexis Inc. (a)	3,158	33,475
Complete Genomics Inc. (a)	1,662	12,415
Computer Programs & Systems Inc.	2,484	116,351
Conceptus Inc. (a)	7,800	107,640
Conmed Corp. (a)	7,429	196,348
Continucare Corp. (a)	6,900	32,292
Corcept Therapeutics Inc. (a)	6,430	24,820
Cornerstone Therapeutics Inc. (a)	1,800	10,422
Corvel Corp. (a)	1,839	88,916
Cross Country Healthcare Inc. (a)	7,789	65,973
CryoLife Inc. (a)	6,832	37,029

98	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2010

	Shares	Value

Common Stocks (Cont.)

Health Care (Cont.)
Cubist Pharmaceuticals Inc. (a)	14,605	$312,547
Cumberland Pharmaceuticals Inc. (a)	3,639	21,798
Curis Inc. (a)	19,987	39,574
Cutera Inc. (a)	3,400	28,186
Cyberonics Inc. (a)	6,976	216,396
Cynosure Inc. Class A (a)	2,500	25,575
Cypress Bioscience Inc. (a)	9,801	63,510
Cytokinetics Inc. (a)	11,800	24,662
Cytori Therapeutics Inc. (a)	12,000	62,280
CytRx Corp. (a)	27,760	28,038
Delcath Systems Inc. (a)	11,200	109,760
DepoMed Inc. (a)	13,800	87,768
Dexcom Inc. (a)	15,800	215,670
Dionex Corp. (a)	4,411	520,542
Durect Corp. (a)	20,848	71,926
Dyax Corp. (a)	25,477	54,521
Dynavax Technologies Corp. (a)	23,170	74,144
DynaVox Inc. Class A (a)	2,296	11,778
Emergent Biosolutions Inc. (a)	5,100	119,646
Emeritus Corp. (a)	5,700	112,347
Endologix Inc. (a)	12,129	86,722
Ensign Group Inc., The	3,700	92,019
Enzo Biochem Inc. (a)	8,261	43,618
Enzon Pharmaceuticals Inc. (a)	12,315	149,874
eResearch Technology Inc. (a)	11,537	84,797
Eurand NV (a)	4,490	53,117
Exact Sciences Corp. (a)	11,194	66,940
Exactech Inc. (a)	2,200	41,404
ExamWorks Group Inc. (a)	2,892	53,444
Exelixis Inc. (a)	27,315	224,256
Five Star Quality Care Inc. (a)	7,881	55,719
Furiex Pharmaceuticals Inc. (a)	2,178	31,472
Genomic Health Inc. (a)	3,600	77,004
Genoptix Inc. (a)	4,300	81,786
Gentiva Health Services Inc. (a)	7,626	202,852
Geron Corp. (a)	30,173	155,994
Greatbatch Inc. (a)	5,856	141,422
Haemonetics Corp. (a)	6,202	391,842
Halozyme Therapeutics Inc. (a)	19,340	153,173
Hanger Orthopedic Group Inc. (a)	6,500	137,735
Hansen Medical Inc. (a)	13,915	20,455
Healthsouth Corp. (a)	23,376	484,117
Healthspring Inc. (a)	14,500	384,685
Healthways Inc. (a)	8,570	95,641
HeartWare International Inc. (a)	2,285	200,097
Hi-Tech Pharmacal Co. Inc. (a)	2,300	57,385
HMS Holdings Corp. (a)	6,700	433,959
ICU Medical Inc. (a)	3,032	110,668
Idenix Pharmaceuticals Inc. (a)	8,351	42,089
Immucor Inc. (a)	17,225	341,572
ImmunoGen Inc. (a)	16,500	152,790
Immunomedics Inc. (a)	16,385	58,658
Impax Laboratories Inc. (a)	15,500	311,705
Incyte Corp. (a)	21,975	363,906
Infinity Pharmaceuticals Inc. (a)	4,300	25,499
Inhibitex Inc. (a)	12,497	32,492

	Shares	Value

Common Stocks (Cont.)

Health Care (Cont.)
Inovio Pharmaceuticals Inc. (a)	19,794	$22,763
Inspire Pharmaceuticals Inc. (a)	15,523	130,393
Insulet Corp. (a)	10,865	168,408
Integra LifeSciences Holdings Corp. (a)	5,227	247,237
InterMune Inc. (a)	11,196	407,534
Invacare Corp.	7,404	223,305
IPC The Hospitalist Co. (a)	4,100	159,941
IRIS International Inc. (a)	4,600	47,058
Ironwood Pharmaceuticals Inc. (a)	4,678	48,417
Isis Pharmaceuticals Inc. (a)	23,592	238,751
Jazz Pharmaceuticals Inc. (a)	3,646	71,753
Kendle International Inc. (a)	3,800	41,382
Kensey Nash Corp. (a)	1,700	47,311
Keryx Biopharmaceuticals Inc. (a)	12,978	59,439
Kindred Healthcare Inc. (a)	9,985	183,424
Landauer Inc.	2,380	142,729
Lannett Company Inc. (a)	2,400	13,416
LCA-Vision Inc. (a)	4,600	26,450
Lexicon Pharmaceuticals Inc. (a)	46,500	66,960
LHC Group Inc. (a)	3,900	117,000
Ligand Pharmaceuticals Inc. Class B (a)	4,816	42,959
Luminex Corp. (a)	9,414	172,088
Magellan Health Services Inc. (a)	8,291	391,998
MAKO Surgical Corp. (a)	7,647	116,387
MannKind Corp. (a)	16,313	131,483
MAP Pharmaceuticals Inc. (a)	4,228	70,777
Martek Biosciences Corp. (a)	8,336	260,917
Masimo Corp.	12,825	372,823
Maxygen Inc.	7,879	30,964
MedAssets Inc. (a)	10,808	218,214
Medcath Corp. (a)	4,956	69,136
Medical Action Industries Inc. (a)	3,650	34,967
Medicines Co., The (a)	13,710	193,722
Medicis Pharmaceutical Corp. Class A	14,863	398,180
Medidata Solutions Inc. (a)	4,828	115,293
Medivation Inc. (a)	8,100	122,877
MedQuist Inc.	3,400	29,410
MELA Sciences Inc. (a)	5,933	19,876
Merge Healthcare Inc. (a)	13,200	49,236
Meridian Bioscience Inc.	10,200	236,232
Merit Medical Systems Inc. (a)	7,197	113,929
Metabolix Inc. (a)	6,815	82,939
Metropolitan Health Networks Inc. (a)	9,700	43,359
Micromet Inc. (a)	22,511	182,789
Molina Healthcare Inc. (a)	3,829	106,638
Momenta Pharmaceuticals Inc. (a)	10,911	163,338
MWI Veterinary Supply Inc. (a)	3,000	189,450
Nabi Biopharmaceuticals (a)	11,611	67,228
Nanosphere Inc. (a)	3,800	16,568
National Healthcare Corp.	2,273	105,172
National Research Corp.	400	13,700
Natus Medical Inc. (a)	7,200	102,096
Nektar Therapeutics (a)	23,386	300,510
Neogen Corp. (a)	5,584	229,112
NeoStem Inc. (a)	7,051	9,942

See accompanying notes to financial statements.	99

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2010

	Shares	Value

Common Stocks (Cont.)

Health Care (Cont.)
Neuralstem Inc. (a)	10,801	$22,898
Neurocrine Biosciences Inc. (a)	11,738	89,678
NeurogesX Inc. (a)	2,600	16,536
Novavax Inc. (a)	23,403	56,869
NPS Pharmaceuticals Inc. (a)	17,400	137,460
NuPathe Inc. (a)	1,500	13,590
NuVasive Inc. (a)	9,698	248,754
NxStage Medical Inc. (a)	6,719	167,169
Nymox Pharmaceutical Corp. (a)	4,699	33,081
Obagi Medical Products Inc. (a)	4,400	50,820
Omeros Corp. (a)	4,700	38,728
Omnicell Inc. (a)	8,100	117,045
Onyx Pharmaceuticals Inc. (a)	15,658	577,310
Opko Health Inc. (a)	22,410	82,245
Optimer Pharmaceuticals Inc. (a)	8,600	97,266
OraSure Technologies Inc. (a)	10,575	60,806
Orexigen Therapeutics Inc. (a)	7,944	64,188
Orthofix International NV (a)	4,400	127,600
Orthovita Inc. (a)	17,000	34,170
Osiris Therapeutics Inc. (a)	4,300	33,497
Owens & Minor Inc.	15,828	465,818
Pacific Biosciences of California Inc. (a)	3,769	59,965
Pain Therapeutics Inc. (a)	8,959	60,473
Palomar Medical Technologies Inc. (a)	4,424	62,865
Par Pharmaceutical Companies Inc. (a)	8,921	343,548
Parexel International Corp. (a)	14,734	312,803
PDI Inc. (a)	2,236	23,567
PDL BioPharma Inc.	34,715	216,274
Peregrine Pharmaceuticals Inc. (a)	12,999	29,898
Pharmacyclics Inc. (a)	11,493	69,877
Pharmasset Inc. (a)	7,300	316,893
PharMerica Corp. (a)	7,618	87,226
Pozen Inc. (a)	6,699	44,548
Progenics Pharmaceuticals Inc. (a)	6,869	37,505
Providence Service Corp. (a)	3,399	54,622
PSS World Medical Inc. (a)	14,184	320,558
PURE Bioscience (a)	8,994	19,967
Quality Systems Inc.	4,576	319,496
Questcor Pharmaceuticals Inc. (a)	13,900	204,747
Quidel Corp. (a)	5,200	75,140
RehabCare Group Inc. (a)	6,057	143,551
Rigel Pharmaceuticals Inc. (a)	12,566	94,622
Rochester Medical Corp. (a)	2,402	26,230
RTI Biologics Inc. (a)	13,700	36,579
Rural/Metro Corp. (a)	4,756	69,342
Salix Pharmaceuticals Ltd. (a)	14,275	670,354
Sangamo BioSciences Inc. (a)	10,500	69,720
Santarus Inc. (a)	13,300	43,491
Savient Pharmaceuticals Inc. (a)	16,822	187,397
SciClone Pharmaceuticals Inc. (a)	8,700	36,366
Seattle Genetics Inc. (a)	21,070	314,996
Select Medical Holdings Corp. (a)	12,534	91,624
Sequenom Inc. (a)	22,914	183,770
SIGA Technologies Inc. (a)	8,400	117,600
Sirona Dental Systems Inc. (a)	8,300	346,774

	Shares	Value

Common Stocks (Cont.)

Health Care (Cont.)
Skilled Healthcare Group Inc. Class A (a)	5,000	$44,900
Solta Medical Inc. (a)	14,830	45,232
Somaxon Pharmaceuticals Inc. (a)	11,017	34,704
SonoSite Inc. (a)	3,269	103,300
Spectranetics Corp. (a)	8,400	43,344
Spectrum Pharmaceuticals Inc. (a)	11,328	77,823
STAAR Surgical Co. (a)	8,624	52,606
StemCells Inc. (a)	26,500	28,620
Stereotaxis Inc. (a)	7,135	27,327
STERIS Corp.	14,831	540,738
Sucampo Pharmaceuticals Inc. Class A (a)	2,600	9,984
Sun Healthcare Group Inc. (a)	6,215	78,682
Sunrise Senior Living Inc. (a)	14,264	77,739
SuperGen Inc. (a)	14,600	38,252
SurModics Inc. (a)	4,000	47,480
Symmetry Medical Inc. (a)	9,208	85,174
Syneron Medical Ltd. (a)	8,795	89,621
Synovis Life Technologies Inc. (a)	2,900	46,719
Synta Pharmaceuticals Corp. (a)	4,600	28,152
Targacept Inc. (a)	6,003	159,080
Team Health Holdings Inc. (a)	4,067	63,201
Theravance Inc. (a)	15,700	393,599
TomoTherapy Inc. (a)	11,800	42,598
Transcend Services Inc. (a)	2,300	45,057
Transcept Pharmaceuticals Inc. (a)	1,890	13,986
Triple-S Management Corp. Class B (a)	4,700	89,676
U.S. Physical Therapy Inc. (a)	2,400	47,568
Unilife Corp. (a)	12,094	64,098
Universal American Financial Corp.	8,156	166,790
Vanda Pharmaceuticals Inc. (a)	6,800	64,328
Vascular Solutions Inc. (a)	4,400	51,568
Vical Inc. (a)	16,063	32,447
ViroPharma Inc. (a)	19,700	341,204
Vital Images Inc. (a)	3,690	51,586
VIVUS Inc. (a)	20,261	189,846
Volcano Corp. (a)	12,600	344,106
WellCare Health Plans Inc. (a)	10,677	322,659
West Pharmaceutical Services Inc.	8,314	342,537
Wright Medical Group Inc. (a)	9,745	151,340
Xenoport Inc. (a)	7,522	64,087
Young Innovations Inc.	1,300	41,613
Zalicus Inc. (a)	16,366	25,858
ZIOPHARM Oncology Inc. (a)	12,091	56,344
Zogenix Inc. (a)	2,004	11,363
Zoll Medical Corp. (a)	5,366	199,776

		36,558,343

Industrials (15.61%)
3D Systems Corp. (a)	4,680	147,373
A123 Systems Inc. (a)	18,174	173,380
Aaon Inc.	3,097	87,366
AAR Corp. (a)	9,503	261,047
ABM Industries Inc.	13,035	342,820

100	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2010

	Shares	Value

Common Stocks (Cont.)

Industrials (Cont.)
Acacia Research - Acacia Technologies (a)	8,600	$223,084
ACCO Brands Corp. (a)	13,532	115,293
Aceto Corp.	5,964	53,676
Actuant Corp. Class A	17,045	453,738
Acuity Brands Inc.	10,913	629,353
Administaff Inc.	5,399	158,191
Advanced Battery Technologies Inc. (a)	16,508	63,556
Advisory Board Co., The (a)	3,978	189,472
Aerovironment Inc. (a)	4,104	110,110
Air Transport Services Group Inc. (a)	13,100	103,490
Aircastle Ltd.	13,000	135,850
Airtran Holdings Inc. (a)	33,983	251,134
Alamo Group Inc.	1,685	46,877
Alaska Air Group Inc. (a)	9,017	511,174
Albany International Corp. Class A	6,951	164,669
Allegiant Travel Co.	3,710	182,680
Altra Holdings Inc. (a)	6,900	137,034
AMERCO (a)	2,088	200,532
Ameresco Inc. Class A (a)	1,900	27,284
American Railcar Industries Inc. (a)	2,109	46,672
American Reprographics Co. (a)	9,321	70,746
American Science & Engineering Inc.	2,281	194,410
American Superconductor Corp. (a)	12,496	357,261
American Woodmark Corp.	2,033	49,890
Ameron International Corp.	2,352	179,622
Ampco-Pittsburgh Corp.	2,200	61,710
AO Smith Corp.	8,893	338,645
APAC Customer Services Inc. (a)	8,500	51,595
Apogee Enterprises Inc.	7,136	96,122
Applied Energetics Inc. (a)	20,113	17,114
Applied Industrial Technologies Inc.	10,649	345,880
Applied Signal Technology Inc.	3,400	128,826
Argan Inc. (a)	1,800	16,686
Arkansas Best Corp.	6,090	166,988
ArvinMeritor Inc. (a)	23,315	478,424
Astec Industries Inc. (a)	4,714	152,781
Astronics Corp. (a)	2,400	50,400
Atlas Air Worldwide Holdings Inc. (a)	6,443	359,713
Avis Budget Group Inc. (a)	25,700	399,892
AZZ Inc.	3,100	124,031
Badger Meter Inc.	3,730	164,941
Baldor Electric Co.	11,572	729,499
Baltic Trading Ltd.	4,089	41,749
Barnes Group Inc.	12,444	257,217
Barrett Business Services Inc.	1,800	27,990
Beacon Roofing Supply Inc. (a)	11,585	207,024
Belden Inc.	11,773	433,482
Blount International Inc. (a)	11,994	189,025
BlueLinx Holdings Inc. (a)	2,600	9,516
Brady Corp.	12,113	395,005
Briggs & Stratton Corp.	12,180	239,824
Brink’s Co., The	11,999	322,533
Broadwind Energy Inc. (a)	23,200	53,592
Builders FirstSource Inc. (a)	8,605	16,952
CAI International Inc. (a)	2,300	45,080

	Shares	Value

Common Stocks (Cont.)

Industrials (Cont.)
Capstone Turbine Corp. (a)	61,237	$58,775
Cascade Corp.	2,362	111,675
Casella Waste Systems Inc. Class A (a)	6,114	43,348
CBIZ Inc. (a)	8,136	50,769
CDI Corp.	2,986	55,510
Celadon Group Inc. (a)	5,300	78,387
Cenveo Inc. (a)	13,671	73,003
Ceradyne Inc. (a)	6,220	196,117
Chart Industries Inc. (a)	7,300	246,594
CIRCOR International Inc.	4,321	182,692
Clarcor Inc.	12,613	540,972
Clean Harbors Inc. (a)	5,768	484,973
Coleman Cable Inc. (a)	2,870	18,024
Colfax Corp. (a)	6,144	113,111
Columbus McKinnon Corp. (a)	5,000	101,600
Comfort Systems USA Inc.	9,873	130,027
Commercial Vehicle Group Inc. (a)	5,996	97,435
Consolidated Graphics Inc. (a)	2,301	111,437
Corporate Executive Board Co., The	8,700	326,685
CoStar Group Inc. (a)	5,088	292,865
Courier Corp.	2,501	38,816
CRA International Inc. (a)	2,815	66,181
Cubic Corp.	3,965	186,950
Curtiss-Wright Corp.	11,478	381,070
Deluxe Corp.	12,600	290,052
DigitalGlobe Inc. (a)	6,887	218,387
Dolan Co., The (a)	7,800	108,576
Dollar Thrifty Automotive Group Inc. (a)	7,212	340,839
Douglas Dynamics Inc.	2,810	42,572
Ducommun Inc.	2,528	55,060
DXP Enterprises Inc. (a)	2,100	50,400
Dycom Industries Inc. (a)	8,433	124,387
Dynamex Inc. (a)	2,604	64,475
Dynamic Materials Corp.	3,254	73,443
Eagle Bulk Shipping Inc. (a)	15,477	77,075
EMCOR Group Inc. (a)	16,656	482,691
Encore Wire Corp.	4,695	117,751
Ener1 Inc. (a)	14,400	54,576
Energy Recovery Inc. (a)	11,500	42,090
EnergySolutions Inc.	22,500	125,325
EnerNOC Inc. (a)	4,930	117,876
EnerSys (a)	12,085	388,170
Ennis Inc.	6,632	113,407
EnPro Industries Inc. (a)	5,048	209,795
ESCO Technologies Inc.	6,710	253,906
Esterline Technologies Corp. (a)	7,489	513,671
Excel Maritime Carriers Ltd. (a)	9,915	55,821
Exponent Inc. (a)	3,429	128,690
Federal Signal Corp.	15,434	105,877
Flow International Corp. (a)	10,400	42,536
Force Protection Inc. (a)	17,900	98,629
Forward Air Corp.	7,408	210,239
Franklin Covey Co. (a)	3,100	26,629
Franklin Electric Co. Inc.	5,898	229,550
Freightcar America Inc.	2,760	79,874

See accompanying notes to financial statements.	101

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2010

	Shares	Value

Common Stocks (Cont.)

Industrials (Cont.)
Fuel Tech Inc. (a)	4,500	$43,695
FuelCell Energy Inc. (a)	23,910	55,232
Furmanite Corp. (a)	9,400	64,954
G&K Services Inc. Class A	4,780	147,750
Genco Shipping & Trading Ltd. (a)	7,394	106,474
GenCorp Inc. (a)	15,126	78,201
Generac Holdings Inc. (a)	4,690	75,837
Genesee & Wyoming Inc. (a)	9,650	510,968
Geo Group Inc., The (a)	15,120	372,859
GeoEye Inc. (a)	5,500	233,145
Gibraltar Industries Inc. (a)	7,782	105,602
Global Defense Technology & Systems Inc. (a)	1,300	21,918
Gorman-Rupp Co., The	2,987	96,540
GP Strategies Corp. (a)	3,800	38,912
GrafTech International Ltd. (a)	29,753	590,300
Graham Corp.	2,600	52,000
Granite Construction Inc.	8,653	237,352
Great Lakes Dredge & Dock Co.	14,800	109,076
Greenbrier Companies Inc. (a)	4,634	97,268
Griffon Corp. (a)	11,136	141,873
H&E Equipment Services Inc. (a)	7,000	80,990
Hawaiian Holdings Inc. (a)	13,200	103,488
Healthcare Services Group Inc.	16,447	267,593
Heartland Express Inc.	12,876	206,274
Heico Corp.	7,347	374,917
Heidrick & Struggles International Inc.	4,312	123,539
Herley Industries Inc. (a)	3,295	57,069
Herman Miller Inc.	14,200	359,260
Hexcel Corp. (a)	24,432	441,975
Higher One Holdings Inc. (a)	2,571	52,011
Hill International Inc. (a)	5,992	38,768
HNI Corp.	11,347	354,026
Hoku Corp. (a)	4,908	12,957
Horizon Lines Inc.	7,700	33,649
Houston Wire & Cable Co.	4,500	60,480
Hub Group Inc. (a)	9,350	328,559
Hudson Highland Group Inc. (a)	8,166	47,608
Huron Consulting Group Inc. (a)	5,490	145,210
ICF International Inc. (a)	4,400	113,168
II-VI Inc. (a)	6,298	291,975
Innerworkings Inc. (a)	4,952	32,436
Insituform Technologies Inc. (a)	9,556	253,330
Insteel Industries Inc.	4,500	56,205
Interface Inc.	12,505	195,703
Interline Brands Inc. (a)	8,339	189,879
International Shipholding Corp.	1,333	33,858
Jetblue Airways Corp. (a)	60,435	399,475
John Bean Technologies Corp.	7,000	140,910
Kadant Inc. (a)	3,158	74,434
Kaman Corp.	6,546	190,292
Kaydon Corp.	8,385	341,437
Kelly Services Inc. Class A (a)	6,716	126,261
Keyw Holding Corp., The (a)	2,411	35,369
Kforce Inc. (a)	7,426	120,153
Kimball International Inc. Class B	7,983	55,083

	Shares	Value

Common Stocks (Cont.)

Industrials (Cont.)
Knight Transportation Inc.	14,996	$284,924
Knoll Inc.	12,044	201,496
Korn/Ferry International (a)	11,433	264,217
Kratos Defense & Security Solutions Inc. (a)	4,987	65,679
L.B. Foster Co. (a)	2,536	103,824
LaBarge Inc. (a)	3,100	48,701
Ladish Co. Inc. (a)	3,800	184,718
Lawson Products Inc.	911	22,675
Layne Christensen Co. (a)	4,986	171,618
LECG Corp. (a)	6,484	8,948
Lindsay Corp.	3,098	184,114
LMI Aerospace Inc. (a)	2,200	35,178
LSI Industries Inc.	4,647	39,314
Lydall Inc. (a)	4,190	33,730
M & F Worldwide Corp. (a)	2,764	63,848
Marten Transport Ltd.	3,865	82,634
MasTec Inc. (a)	13,381	195,229
McGrath Rentcorp	6,040	158,369
Metalico Inc. (a)	8,499	49,974
Met-Pro Corp.	3,800	44,878
Michael Baker Corp. (a)	2,000	62,200
Middleby Corp. (a)	4,193	353,973
Miller Industries Inc.	2,400	34,152
Mine Safety Appliances Co.	6,418	199,792
Mistras Group Inc. (a)	3,862	52,060
Mobile Mini Inc. (a)	9,094	179,061
Moog Inc. Class A (a)	11,440	455,312
Mueller Industries Inc.	9,511	311,010
Mueller Water Products Inc.	38,803	161,809
Multi-Color Corp.	2,473	48,125
MYR Group Inc. (a)	5,000	105,000
NACCO Industries Inc. Class A	1,448	156,920
National Presto Industries Inc.	1,218	158,352
Navigant Consulting Inc. (a)	12,148	111,762
NCI Building Systems Inc. (a)	4,554	63,710
Nordson Corp.	8,521	782,909
Northwest Pipe Co. (a)	2,400	57,672
Old Dominion Freight Line Inc. (a)	10,212	326,682
Omega Flex Inc. (a)	600	9,924
On Assignment Inc. (a)	9,300	75,795
Orbital Sciences Corp. (a)	14,229	243,743
Orion Marine Group Inc. (a)	6,764	78,462
P.A.M. Transportation Services Inc. (a)	1,172	13,150
Pacer International Inc. (a)	8,370	57,251
Park-Ohio Holdings Corp. (a)	1,966	41,109
Patriot Transportation Holding Inc. (a)	300	27,888
PGT Inc. (a)	5,537	13,566
Pike Electric Corp. (a)	4,100	35,178
Pinnacle Airlines Corp. (a)	4,473	35,337
PMFG Inc. (a)	3,300	54,120
Polypore International Inc. (a)	5,300	215,869
Powell Industries Inc. (a)	2,355	77,432
PowerSecure International Inc. (a)	4,100	31,898
Preformed Line Products Co.	500	29,262
Primoris Services Corp.	5,364	51,173

102	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2010

	Shares	Value

Common Stocks (Cont.)

Industrials (Cont.)
Quality Distribution Inc. (a)	1,876	$17,053
Quanex Building Products Corp.	9,641	182,890
RailAmerica Inc. (a)	5,997	77,661
Raven Industries Inc.	4,092	195,147
RBC Bearings Inc. (a)	5,300	207,124
Republic Airways Holdings Inc. (a)	11,632	85,146
Resources Connection Inc.	11,264	209,398
Roadrunner Transportation Systems Inc. (a)	2,631	38,044
Robbins & Myers Inc.	6,648	237,865
Rollins Inc.	16,126	318,489
RSC Holdings Inc. (a)	12,500	121,750
Rush Enterprises Inc. Class A (a)	8,168	166,954
Saia Inc. (a)	4,135	68,600
SatCon Technology Corp. (a)	28,762	129,429
Sauer-Danfoss Inc. (a)	2,839	80,202
Schawk Inc.	2,782	57,254
School Specialty Inc. (a)	4,764	66,363
Seaboard Corp.	78	155,298
SeaCube Container Leasing Ltd.	2,505	35,220
SFN Group Inc. (a)	13,293	129,740
Simpson Manufacturing Co. Inc.	9,957	307,771
SkyWest Inc.	13,721	214,322
Standard Parking Corp. (a)	3,900	73,671
Standard Register Co., The	4,996	17,036
Standex International Corp.	3,127	93,529
Steelcase Inc.	19,300	204,001
Sterling Construction Company Inc. (a)	4,300	56,072
Sun Hydraulics Corp.	3,200	120,960
Sykes Enterprises Inc. (a)	10,435	211,413
TAL International Group Inc.	4,000	123,480
Taser International Inc. (a)	15,892	74,692
Team Inc. (a)	4,800	116,160
Tecumseh Products Co. Class A (a)	4,403	57,459
Teledyne Technologies Inc. (a)	9,113	400,699
Tennant Co.	4,771	183,254
Tetra Tech Inc. (a)	15,321	383,944
Textainer Group Holdings Ltd.	2,200	62,678
Titan International Inc.	9,047	176,778
Titan Machinery Inc. (a)	3,300	63,690
Tredegar Corp.	6,099	118,199
Trex Co. Inc. (a)	3,934	94,259
TriMas Corp. (a)	3,700	75,702
Triumph Group Inc.	4,082	364,972
TrueBlue Inc. (a)	11,110	199,869
Tutor Perini Corp.	6,473	138,587
Twin Disc Inc.	2,052	61,273
Ultrapetrol Bahamas Ltd. (a)	5,800	37,294
UniFirst Corp.	3,575	196,804
United Capital Corp. (a)	400	13,000
United Rentals Inc. (a)	14,900	338,975
United Stationers Inc. (a)	5,954	379,925
Universal Forest Products Inc.	4,910	190,999
Universal Truckload Services Inc. (a)	1,400	22,288
UQM Technologies Inc. (a)	9,117	20,878
US Airways Group Inc. (a)	40,631	406,716

	Shares	Value

Common Stocks (Cont.)

Industrials (Cont.)
US Ecology Inc.	4,558	$79,218
USA Truck Inc. (a)	2,155	28,511
Viad Corp.	5,162	131,476
Vicor Corp.	4,808	78,851
Volt Information Sciences Inc. (a)	2,941	25,440
VSE Corp.	1,100	36,322
Wabash National Corp. (a)	16,743	198,405
Watsco Inc.	6,868	433,233
Watts Water Technologies Inc.	7,351	268,973
Werner Enterprises Inc.	10,826	244,668
Woodward Governor Co.	15,110	567,532
Xerium Technologies Inc. (a)	1,918	30,592

		46,597,625

Information Technology (18.25%)
ACI Worldwide Inc. (a)	8,316	223,451
Acme Packet Inc. (a)	11,000	584,760
Actuate Corp. (a)	11,400	64,980
Acxiom Corp. (a)	16,961	290,881
Adtran Inc.	15,632	566,035
Advanced Analogic Technologies Inc. (a)	11,000	44,110
Advanced Energy Industries Inc. (a)	8,733	119,118
Advent Software Inc. (a)	3,905	226,178
Agilysys Inc. (a)	3,514	19,784
Alpha & Omega Semiconductor Ltd. (a)	1,190	15,268
American Software Inc. Class A	5,400	36,558
Amkor Technology Inc. (a)	26,864	198,525
ANADIGICS Inc. (a)	16,000	110,880
Anaren Inc. (a)	3,746	78,104
Ancestry.com Inc. (a)	4,482	126,930
Anixter International Inc.	7,035	420,201
Applied Micro Circuits Corp. (a)	16,762	179,018
Ariba Inc. (a)	22,531	529,253
Arris Group Inc. (a)	31,406	352,375
Art Technology Group Inc. (a)	39,296	234,990
Aruba Networks Inc. (a)	19,169	400,249
Aspen Technology Inc. (a)	15,562	197,637
ATMI Inc. (a)	7,988	159,281
Aviat Networks Inc. (a)	15,150	76,810
Avid Technology Inc. (a)	7,200	125,712
Axcelis Technologies Inc. (a)	25,726	89,012
AXT Inc. (a)	7,625	79,605
Bel Fuse Inc.	2,483	59,344
Benchmark Electronics Inc. (a)	15,476	281,044
BigBand Networks Inc. (a)	10,744	30,083
Black Box Corp.	4,455	170,582
Blackbaud Inc.	11,211	290,365
Blackboard Inc. (a)	8,491	350,678
Blue Coat Systems Inc. (a)	10,420	311,245
Bottomline Technologies Inc. (a)	7,731	167,840
Brightpoint Inc. (a)	17,661	154,181
BroadSoft Inc. (a)	1,800	42,984
Brooks Automation Inc. (a)	16,449	149,192
Cabot Microelectronics Corp. (a)	5,961	247,083

See accompanying notes to financial statements.	103

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2010

	Shares	Value

Common Stocks (Cont.)

Information Technology (Cont.)
CACI International Inc. (a)	7,592	$405,413
Calix Inc. (a)	1,887	31,890
Cardtronics Inc. (a)	6,800	120,360
Cass Information Systems Inc.	2,055	77,967
Cavium Networks Inc. (a)	10,961	413,010
CDC Corp. Class A (a)	8,330	29,238
CEVA Inc. (a)	5,500	112,750
Checkpoint Systems Inc. (a)	9,715	199,643
Ciber Inc. (a)	14,343	67,125
Cirrus Logic Inc. (a)	17,397	278,004
Cognex Corp.	9,761	287,169
Coherent Inc. (a)	6,300	284,382
Cohu Inc.	6,008	99,613
Commvault Systems Inc. (a)	10,588	303,029
Compellent Technologies Inc. (a)	5,831	160,877
Computer Task Group Inc. (a)	3,600	39,168
comScore Inc. (a)	5,528	123,330
Comtech Telecommunications Corp.	7,297	202,346
Comverge Inc. (a)	5,728	39,580
Concur Technologies Inc. (a)	10,049	521,845
Conexant Systems Inc. (a)	20,115	32,787
Constant Contact Inc. (a)	7,200	223,128
Convio Inc. (a)	1,935	16,022
CPI International Inc. (a)	1,700	32,895
Cray Inc. (a)	8,422	60,217
CSG Systems International Inc. (a)	8,665	164,115
CTS Corp.	8,641	95,569
Cymer Inc. (a)	7,676	345,957
Daktronics Inc.	8,552	136,148
DDi Corp.	3,300	38,808
DealerTrack Holdings Inc. (a)	10,241	205,537
Deltek Inc. (a)	4,405	31,980
DemandTec Inc. (a)	5,100	55,284
DG FastChannel Inc. (a)	6,197	178,969
Dice Holdings Inc. (a)	4,018	57,658
Digi International Inc. (a)	6,080	67,488
Digimarc Corp. (a)	1,781	53,448
Digital River Inc. (a)	9,978	343,443
Diodes Inc. (a)	8,346	225,259
DSP Group Inc. (a)	5,824	47,407
DTS Inc. (a)	4,184	205,225
EarthLink Inc.	26,540	228,244
Ebix Inc. (a)	6,900	163,323
Echelon Corp. (a)	8,344	85,025
Echo Global Logistics Inc. (a)	2,800	33,712
Electro Rent Corp.	3,806	61,505
Electro Scientific Industries Inc. (a)	7,038	112,819
Electronics for Imaging Inc. (a)	11,308	161,817
EMS Technologies Inc. (a)	3,839	75,935
Emulex Corp. (a)	21,880	255,121
Energy Conversion Devices Inc. (a)	11,814	54,344
Entegris Inc. (a)	32,813	245,113
Entropic Communications Inc. (a)	15,900	192,072
Envestnet Inc. (a)	900	15,354
Epicor Software Corp. (a)	12,114	122,351

	Shares	Value

Common Stocks (Cont.)

Information Technology (Cont.)
EPIQ Systems Inc.	8,190	$112,449
ePlus Inc. (a)	1,118	26,430
Euronet Worldwide Inc. (a)	12,297	214,460
Evergreen Solar Inc. (a)	48,270	28,141
Exar Corp. (a)	8,967	62,590
Exlservice Holdings Inc. (a)	3,664	78,703
Extreme Networks Inc. (a)	22,764	70,341
Fabrinet (a)	2,428	52,202
Fair Isaac Corp.	10,402	243,095
FalconStor Software Inc. (a)	8,816	29,534
FARO Technologies Inc. (a)	3,849	126,401
FEI Co. (a)	9,686	255,807
Finisar Corp. (a)	18,866	560,132
Formfactor Inc. (a)	12,443	110,494
Forrester Research Inc.	3,852	135,937
Fortinet Inc. (a)	10,409	336,731
FSI International Inc. (a)	10,784	47,665
Gerber Scientific Inc. (a)	6,434	50,636
Global Cash Access Holdings Inc. (a)	12,537	39,993
Globecomm Systems Inc. (a)	5,200	52,000
GSI Commerce Inc. (a)	16,544	383,821
GSI Technology Inc. (a)	4,300	34,830
GT Solar International Inc. (a)	15,500	141,360
Guidance Software Inc. (a)	3,644	26,200
Hackett Group Inc., The (a)	8,094	28,410
Harmonic Inc. (a)	27,110	232,333
Heartland Payment Systems Inc.	9,600	148,032
Hittite Microwave Corp. (a)	6,800	415,072
Hutchinson Technology Inc. (a)	5,761	21,373
Hypercom Corp. (a)	11,541	96,598
iGate Corp.	5,826	114,830
Ikanos Communications Inc. (a)	9,706	13,006
Imation Corp. (a)	7,659	78,964
Immersion Corp. (a)	7,200	48,312
Infinera Corp. (a)	22,121	228,510
InfoSpace Inc. (a)	8,720	72,376
Inphi Corp. (a)	1,437	28,869
Insight Enterprises Inc. (a)	11,548	151,972
Integral Systems Inc. (a)	4,406	43,663
Integrated Device Technology Inc. (a)	37,303	248,438
Integrated Silicon Solution Inc. (a)	6,439	51,705
Interactive Intelligence Inc. (a)	3,111	81,384
InterDigital Inc. (a)	10,992	457,707
Intermec Inc. (a)	12,204	154,503
Internap Network Services Corp. (a)	12,990	78,979
Intevac Inc. (a)	5,632	78,904
Intralinks Holdings Inc. (a)	2,733	51,134
IPG Photonics Corp. (a)	6,326	200,028
Ixia (a)	8,399	140,935
IXYS Corp. (a)	6,314	73,369
j2 Global Communications Inc. (a)	11,290	326,846
Jack Henry & Associates Inc.	21,514	627,133
JDA Software Group Inc. (a)	10,882	304,696
Kenexa Corp. (a)	5,800	126,382
Keynote Systems Inc.	2,890	42,252

104	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2010

	Shares	Value

Common Stocks (Cont.)

Information Technology (Cont.)
KIT Digital Inc. (a)	6,945	$111,398
Knot Inc., The (a)	7,700	76,076
Kopin Corp. (a)	17,100	71,136
Kulicke & Soffa Industries Inc. (a)	17,182	123,710
KVH Industries Inc. (a)	3,400	40,630
L-1 Identity Solutions Inc. (a)	19,247	229,232
Lattice Semiconductor Corp. (a)	29,593	179,334
Lawson Software Inc. (a)	34,480	318,940
Limelight Networks Inc. (a)	10,879	63,207
Lionbridge Technologies Inc. (a)	14,200	52,398
Liquidity Services Inc. (a)	3,900	54,795
Littelfuse Inc.	5,537	260,571
LivePerson Inc. (a)	10,600	119,780
Local.com Corp. (a)	4,233	27,472
LogMeIn Inc. (a)	3,870	171,596
LoopNet Inc. (a)	4,100	45,551
Loral Space & Communications Inc. (a)	2,600	198,900
LTX-Credence Corp. (a)	12,296	90,990
Magma Design Automation Inc. (a)	15,870	79,509
Manhattan Associates Inc. (a)	5,405	165,069
ManTech International Corp. (a)	5,555	229,588
Marchex Inc. Class B	4,466	42,606
Mattson Technology Inc. (a)	12,335	37,005
MAXIMUS Inc.	4,299	281,928
MaxLinear Inc. Class A (a)	1,686	18,141
Maxwell Technologies Inc. (a)	6,400	120,896
Measurement Specialties Inc. (a)	3,700	108,595
Mediamind Techologies Inc. (a)	1,100	15,070
Mentor Graphics Corp. (a)	26,156	313,872
Mercury Computer Systems Inc. (a)	6,178	113,552
Meru Networks Inc. (a)	1,370	21,125
Methode Electronics Inc.	9,667	125,381
Micrel Inc.	12,195	158,413
Microsemi Corp. (a)	20,961	480,007
MicroStrategy Inc. (a)	2,025	173,077
Microvision Inc. (a)	22,022	40,961
Mindspeed Technologies Inc. (a)	7,951	48,501
MIPS Technologies Inc. (a)	12,120	183,739
MKS Instruments Inc. (a)	12,578	308,035
ModusLink Global Solutions Inc. (a)	10,095	67,636
MoneyGram International Inc. (a)	20,500	55,555
Monolithic Power Systems Inc. (a)	7,803	128,906
Monotype Imaging Holdings Inc. (a)	5,400	59,940
MoSys Inc. (a)	8,882	50,539
Motricity Inc. (a)	1,200	22,284
Move Inc. (a)	39,408	101,279
MTS Systems Corp.	3,670	137,478
Multi-Fineline Electronix Inc. (a)	2,534	67,126
Nanometrics Inc. (a)	4,504	57,786
NCI Inc. (a)	1,700	39,083
Netgear Inc. (a)	8,748	294,633
Netlogic Microsystems Inc. (a)	15,573	489,148
NetScout Systems Inc. (a)	7,800	179,478
NetSuite Inc. (a)	4,700	117,500
Network Engines Inc. (a)	9,094	13,823

	Shares	Value

Common Stocks (Cont.)

Information Technology (Cont.)
Network Equipment Technologies Inc. (a)	7,100	$32,873
Newport Corp. (a)	9,418	163,591
NIC Inc.	14,106	136,969
Novatel Wireless Inc. (a)	7,780	74,299
NVE Corp. (a)	1,200	69,396
Occam Networks Inc. (a)	3,193	27,683
Oclaro Inc. (a)	12,466	163,928
Omnivision Technologies Inc. (a)	13,745	406,989
Online Resources Corp. (a)	6,818	31,704
OpenTable Inc. (a)	4,000	281,920
Openwave Systems Inc. (a)	21,400	45,368
Oplink Communications Inc. (a)	4,545	83,946
OPNET Technologies Inc.	3,200	85,664
OpNext Inc. (a)	12,772	22,479
OSI Systems Inc. (a)	3,965	144,167
Parametric Technology Corp. (a)	28,744	647,602
Park Electrochemical Corp.	5,188	155,640
PC Connection Inc. (a)	2,020	17,897
PC-Tel Inc. (a)	4,458	26,748
PDF Solutions Inc. (a)	6,063	29,224
Pegasystems Inc.	3,940	144,322
Perficient Inc. (a)	4,900	61,250
Pericom Semiconductor Corp. (a)	6,609	72,567
Photronics Inc. (a)	13,272	78,438
Plantronics Inc.	12,096	450,213
Plexus Corp. (a)	9,940	307,544
PLX Technology Inc. (a)	9,111	32,891
Power Integrations Inc.	6,089	244,412
Power-One Inc. (a)	17,418	177,664
Powerwave Technologies Inc. (a)	33,836	85,943
Presstek Inc. (a)	7,006	15,553
Progress Software Corp. (a)	10,535	445,841
PROS Holdings Inc. (a)	5,100	58,089
Pulse Electronics Corp.	10,480	55,754
QAD Inc. Class A (a)	1,458	13,268
QLIK Technologies Inc. (a)	3,324	85,792
Quantum Corp. (a)	52,395	194,909
Quest Software Inc. (a)	14,973	415,351
QuinStreet Inc. (a)	2,698	51,829
Rackspace Hosting Inc. (a)	24,335	764,362
Radiant Systems Inc. (a)	8,114	158,791
Radisys Corp. (a)	6,429	57,218
RealD Inc. (a)	3,598	93,260
RealNetworks Inc. (a)	21,479	90,212
RealPage Inc. (a)	3,916	121,122
Renaissance Learning Inc.	3,392	40,161
RF Micro Devices Inc. (a)	67,298	494,640
Richardson Electronics Ltd.	3,533	41,301
RightNow Technologies Inc. (a)	5,594	132,410
Rimage Corp. (a)	2,297	34,248
Riverbed Technology Inc. (a)	31,600	1,111,372
Rofin-Sinar Technologies Inc. (a)	6,834	242,197
Rogers Corp. (a)	3,965	151,661
Rosetta Stone Inc. (a)	2,689	57,061

See accompanying notes to financial statements.	105

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SCHEDULE OF INVESTMENTS (Continued)

December 31, 2010

	Shares	Value

Common Stocks (Cont.)

Information Technology (Cont.)
Rubicon Technology Inc. (a)	4,200	$88,536
Rudolph Technologies Inc. (a)	7,917	65,157
S1 Corp. (a)	13,272	91,577
Saba Software Inc. (a)	7,800	47,736
Sanmina-SCI Corp. (a)	19,926	228,750
Sapient Corp.	26,008	314,697
SAVVIS Inc. (a)	9,300	237,336
ScanSource Inc. (a)	6,678	213,028
SeaChange International Inc. (a)	6,200	53,010
Semtech Corp. (a)	15,522	351,418
ShoreTel Inc. (a)	11,239	87,777
Sigma Designs Inc. (a)	7,596	107,635
Silicon Graphics International Corp. (a)	7,700	69,531
Silicon Image Inc. (a)	19,173	140,922
Smart Modular Technologies (WWH) Inc. (a)	13,225	76,176
Smith Micro Software Inc. (a)	7,300	114,902
SolarWinds Inc. (a)	8,800	169,400
Sonic Solutions (a)	10,635	159,525
Sonus Networks Inc. (a)	52,506	140,191
Sourcefire Inc. (a)	6,900	178,917
Spansion Inc. Class A (a)	3,669	75,948
Spectrum Control Inc. (a)	3,100	46,469
SPS Commerce Inc. (a)	1,406	22,215
SRA International Inc. (a)	10,452	213,743
SRS Labs Inc. (a)	2,700	23,787
SS&C Technologies Holdings Inc. (a)	3,317	68,032
Stamps.com Inc.	3,028	40,121
Standard Microsystems Corp. (a)	5,632	162,371
STEC Inc. (a)	10,200	180,030
Stratasys Inc. (a)	5,214	170,185
SuccessFactors Inc. (a)	15,773	456,786
Super Micro Computer Inc. (a)	5,907	68,167
Supertex Inc. (a)	2,180	52,712
Support.com Inc. (a)	11,300	73,224
Sycamore Networks Inc.	4,927	101,447
Symmetricom Inc. (a)	11,346	80,443
Synaptics Inc. (a)	8,524	250,435
Synchronoss Technologies Inc. (a)	5,700	152,247
SYNNEX Corp. (a)	5,605	174,876
Syntel Inc.	3,258	155,700
Take-Two Interactive Software Inc. (a)	17,600	215,424
Taleo Corp. (a)	9,733	269,117
TechTarget (a)	4,426	35,098
Tekelec (a)	16,819	200,314
TeleCommunication Systems Inc. Class A (a)	12,300	57,441
TeleNav Inc. (a)	2,208	16,074
TeleTech Holdings Inc. (a)	7,505	154,528
Terremark Worldwide Inc. (a)	14,593	188,979
TESSCO Technologies Inc.	1,315	20,974
Tessera Technologies Inc. (a)	12,872	285,115
THQ Inc. (a)	17,309	104,893
TIBCO Software Inc. (a)	41,402	816,033
Tier Technologies Inc. Class B (a)	4,300	25,757
TiVo Inc. (a)	28,240	243,711
TNS Inc. (a)	6,315	131,352

	Shares	Value

Common Stocks (Cont.)

Information Technology (Cont.)
Travelzoo Inc. (a)	1,300	$53,586
Trident Microsystems Inc. (a)	16,084	28,630
TriQuint Semiconductor Inc. (a)	38,241	447,037
TTM Technologies Inc. (a)	19,660	293,131
Tyler Technologies Inc. (a)	6,990	145,112
Ultimate Software Group Inc. (a)	6,233	303,111
Ultra Clean Holdings Inc. (a)	5,323	49,557
Ultratech Inc. (a)	6,079	120,851
Unisys Corp. (a)	10,679	276,479
United Online Inc.	21,456	141,610
Universal Display Corp. (a)	7,433	227,821
UTStarcom Inc. (a)	28,543	58,799
ValueClick Inc. (a)	20,164	323,229
VASCO Data Security International Inc. (a)	6,902	56,113
Veeco Instruments Inc. (a)	10,102	433,982
VeriFone Systems Inc. (a)	21,400	825,184
ViaSat Inc. (a)	8,299	368,559
Viasystems Group Inc. (a)	1,056	21,268
Virnetx Holding Corp.	9,127	135,536
Virtusa Corp. (a)	3,400	55,624
Vocus Inc. (a)	4,300	118,938
Volterra Semiconductor Corp. (a)	5,921	137,130
Wave Systems Corp. Class A (a)	20,279	79,899
Websense Inc. (a)	10,802	218,740
Wright Express Corp. (a)	9,698	446,108
X-Rite Inc. (a)	8,400	38,388
Xyratex Ltd. (a)	7,527	122,765
Zix Corp. (a)	13,400	57,218
Zoran Corp. (a)	13,294	116,987
Zygo Corp. (a)	4,700	57,481

		54,453,366

Materials (5.61%)
A. Schulman Inc.	7,745	177,283
AEP Industries Inc. (a)	900	23,355
Allied Nevada Gold Corp. (a)	18,685	491,602
AM Castle & Co. (a)	4,189	77,119
AMCOL International Corp.	6,044	187,364
American Vanguard Corp.	5,013	42,811
Arch Chemicals Inc.	5,682	215,518
Balchem Corp.	6,888	232,883
Boise Inc.	17,696	140,329
Brush Engineered Materials Inc. (a)	5,152	199,073
Buckeye Technologies Inc.	9,680	203,377
Calgon Carbon Corp. (a)	14,052	212,466
Capital Gold Corp. (a)	15,193	77,029
Century Aluminum Co. (a)	15,900	246,927
Clearwater Paper Corp. (a)	2,838	222,215
Coeur d’Alene Mines Corp. (a)	21,788	595,248
Deltic Timber Corp.	2,730	153,808
Ferro Corp. (a)	21,217	310,617
General Moly Inc. (a)	16,300	105,624
Georgia Gulf Corp. (a)	8,480	204,029
Globe Specialty Metals Inc.	15,205	259,853
Golden Star Resources Ltd. (a)	64,808	297,469

106	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2010

	Shares	Value

Common Stocks (Cont.)

Materials (Cont.)
Graham Packaging Co Inc. (a)	4,063	$52,982
Graphic Packaging Holding Co. (a)	28,660	111,487
Hawkins Inc.	2,165	96,126
Haynes International Inc.	3,100	129,673
HB Fuller Co.	11,954	245,296
Headwaters Inc. (a)	14,620	66,960
Hecla Mining Co. (a)	63,871	719,187
Horsehead Holding Corp. (a)	10,929	142,514
Innophos Holdings Inc.	5,400	194,832
Jaguar Mining Inc. (a)	21,255	151,548
Kaiser Aluminum Corp.	3,700	185,333
Kapstone Paper and Packaging Corp. (a)	9,673	147,997
KMG Chemicals Inc.	1,601	26,529
Koppers Holdings Inc.	5,119	183,158
Kraton Performance Polymers Inc. (a)	2,614	80,903
Landec Corp. (a)	6,700	40,066
Louisiana-Pacific Corp. (a)	31,710	299,977
LSB Industries Inc. (a)	4,400	106,744
Metals USA Holdings Corp. (a)	2,796	42,611
Minerals Technologies Inc.	4,609	301,475
Molycorp Inc. (a)	6,371	317,913
Myers Industries Inc.	9,145	89,072
Neenah Paper Inc.	3,553	69,923
NewMarket Corp.	2,533	312,496
NL Industries Inc.	1,843	20,568
Noranda Aluminum Holding Corp. (a)	3,804	55,538
Olin Corp.	19,810	406,501
Olympic Steel Inc.	2,300	65,964
OM Group Inc. (a)	7,691	296,180
Omnova Solutions Inc. (a)	10,758	89,937
P. H. Glatfelter Co.	11,596	142,283
PolyOne Corp. (a)	23,048	287,870
Quaker Chemical Corp.	2,800	116,676
Rock-Tenn Co. Class A	9,722	524,502
Rockwood Holdings Inc. (a)	13,125	513,450
RTI International Metals Inc. (a)	7,574	204,347
Schweitzer-Mauduit International Inc.	4,631	291,383
Senomyx Inc. (a)	9,852	70,245
Sensient Technologies Corp.	12,353	453,726
Silgan Holdings Inc.	13,580	486,300
Solutia Inc. (a)	30,190	696,785
Spartech Corp. (a)	7,804	73,045
Stepan Co.	2,051	156,430
Stillwater Mining Co. (a)	10,899	232,694
STR Holdings Inc. (a)	7,185	143,700
Texas Industries Inc.	5,227	239,292
Thompson Creek Metals Company Inc. (a)	40,691	598,972
TPC Group Inc. (a)	2,009	60,913
U.S. Energy Corp. (a)	6,598	40,116
United States Lime & Minerals Inc. (a)	800	33,704
Universal Stainless & Alloy Products Inc. (a)	1,624	50,799
US Gold Corp. (a)	22,100	178,347
Verso Paper Corp. (a)	2,478	8,475
Wausau Paper Corp.	12,526	107,849

	Shares	Value

Common Stocks (Cont.)

Materials (Cont.)
Westlake Chemical Corp.	5,000	$217,350
Worthington Industries Inc.	13,796	253,846
WR Grace & Co. (a)	18,287	642,422
Zep Inc.	5,331	105,980
Zoltek Companies Inc. (a)	7,105	82,063

		16,739,053

Telecommunication Services (0.98%)
AboveNet Inc.	5,694	332,871
Alaska Communications Systems Group Inc.	11,279	125,197
Atlantic Tele-Network Inc.	2,249	86,227
Cbeyond Inc. (a)	6,400	97,792
Cincinnati Bell Inc. (a)	50,085	140,238
Cogent Communications Group Inc. (a)	11,400	161,196
Consolidated Communications Holdings Inc.	6,008	115,954
FiberTower Corp. (a)	11,567	51,589
General Communication Inc. Class A (a)	9,882	125,106
Global Crossing Ltd. (a)	7,300	94,316
Globalstar Inc. (a)	17,372	25,189
Hughes Communications Inc. (a)	2,300	93,012
ICO Global Communications Holdings Ltd. New (a)	24,046	36,069
IDT Corp. Class B	3,605	92,468
Iridium Communications Inc. (a)	8,383	69,160
Neutral Tandem Inc. (a)	8,000	115,520
NTELOS Holdings Corp.	7,100	135,255
PAETEC Holding Corp. (a)	31,326	117,159
Premiere Global Services Inc. (a)	15,540	105,672
Shenandoah Telecommunications Co.	6,038	113,092
Syniverse Holdings Inc. (a)	17,669	545,089
USA Mobility Inc.	5,566	98,908
Vonage Holdings Corp. (a)	26,479	59,313

		2,936,392

Utilities (3.02%)
Allete Inc.	7,651	285,076
American DG Energy Inc. (a)	4,917	13,620
American States Water Co.	4,678	161,251
Artesian Resources Corp. Class A	1,686	31,950
Avista Corp.	13,606	306,407
Black Hills Corp.	9,889	296,670
Cadiz Inc. (a)	3,002	37,345
California Water Service Group	5,004	186,499
Central Vermont Public Service Corp.	3,427	74,914
CH Energy Group Inc.	4,026	196,831
Chesapeake Utilities Corp.	2,308	95,828
Cleco Corp.	15,280	470,013
Connecticut Water Service Inc.	2,224	62,005
Consolidated Water Co. Ltd.	3,594	32,957
Dynegy Inc. (a)	25,666	144,243
El Paso Electric Co. (a)	10,932	300,958
Empire District Electric Co., The	9,830	218,226
Idacorp Inc.	12,055	445,794

See accompanying notes to financial statements. 107

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2010

	Shares	Value

Common Stocks (Cont.)

Utilities (Cont.)
Laclede Group Inc., The	5,588	$204,186
MGE Energy Inc.	5,859	250,531
Middlesex Water Co.	3,953	72,538
New Jersey Resources Corp.	10,176	438,687
Nicor Inc.	11,288	563,497
Northwest Natural Gas Co.	6,575	305,540
NorthWestern Corp.	9,111	262,670
Otter Tail Corp.	8,691	195,895
Piedmont Natural Gas Company Inc.	18,005	503,420
PNM Resources Inc.	21,370	278,237
Portland General Electric Co.	18,537	402,253
SJW Corp.	3,348	88,622
South Jersey Industries Inc.	7,398	390,762
Southwest Gas Corp.	11,424	418,918
UIL Holdings Corp.	12,537	375,609
Unisource Energy Corp.	9,111	326,538
Unitil Corp.	2,623	59,647
WGL Holdings Inc.	12,752	456,139
York Water Co.	3,000	51,868

		9,006,144

Total Common Stocks
(cost $254,881,650)		291,800,275

Registered Investment Companies (0.97%)

Financials (0.97%)
American Capital Ltd. (a)	84,400	638,064
Apollo Investment Corp.	48,429	536,109
Arlington Asset Investment Corp. Class A	1,737	41,671
BlackRock Kelso Capital Corp.	17,710	195,873
Capital Southwest Corp.	757	78,577
Fifth Street Finance Corp.	13,594	165,031
Gladstone Capital Corp.	5,050	58,176
Gladstone Investment Corp.	5,110	39,092
Golub Capital BDC LLC Inc.	1,851	31,689
Harris & Harris Group Inc. (a)	6,600	28,908
Hercules Technology Growth Capital Inc.	9,048	93,737
Kayne Anderson Energy Development Co.	2,600	46,826
Main Street Capital Corp.	3,800	69,122
MCG Capital Corp.	18,458	128,652
Medallion Financial Corp.	3,600	29,520
MVC Capital Inc.	5,754	84,008
NGP Capital Resources Co.	5,276	48,539
PennantPark Investment Corp.	9,400	115,056
Prospect Capital Corp.	21,076	227,621
Solar Capital Ltd.	1,400	34,692
THL Credit Inc.	2,262	29,429
TICC Capital Corp.	8,400	94,164
Triangle Capital Corp.	3,757	71,382

		2,885,938

Total Registered Investment Companies
(cost $2,886,544)		2,885,938

	Principal amount	Value

Corporate Bonds (0.00%)

Financial Services (0.00%)
GAMCO Investors Inc. (b)
0.000%, 12/31/2015	$5,800	$4,956

Total Corporate Bonds
(cost $5,379)		4,956

	Shares	Value

Short-term Investments (1.05%)
JPMorgan U.S. Government Money Market Fund	2,454,952	$2,454,952

	Principal amount	Value
U.S. Treasury Bill (c)
0.171%, 05/05/2011	$680,000	$679,661

Total Short-term Investments
(cost $3,134,550)		3,134,613

TOTAL INVESTMENTS (99.79%)
(cost $260,908,123)		297,825,782

OTHER ASSETS, NET OF LIABILITIES (0.21%) 614,815

NET ASSETS (100.00%)		$298,440,597

(a)	Non-income producing security.
(b)	In accordance with the Trust’s Valuation Procedures, State Farm Investment Management Corp. (“SFIMC”) determined the fair value for the security considering the facts and circumstances related to the particular security.
(c)	At December 31, 2010, this security has been pledged to cover, in whole or in part, initial margin requirements for open futures contracts.

108	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST INTERNATIONAL INDEX FUND

SCHEDULE OF INVESTMENTS

December 31, 2010

	Shares	Value

Common Stocks (98.31%)

Australia (8.71%)
AGL Energy Ltd.	8,679	$135,196
Alumina Ltd.	48,848	123,905
Amcor Ltd.	24,311	167,841
AMP Ltd.	39,728	214,953
Asciano Ltd. (a)	57,275	93,437
ASX Ltd.	3,342	128,798
Australia & New Zealand Banking Group Ltd.	49,014	1,170,571
AXA Asia Pacific Holdings Ltd.	20,062	129,478
Bendigo and Adelaide Bank Ltd.	7,024	71,482
BGP Holdings PLC (a) (b)	183,756	0
BHP Billiton Ltd.	64,443	2,982,532
Billabong International Ltd.	3,939	32,835
BlueScope Steel Ltd.	35,892	82,598
Boral Ltd.	13,586	67,117
Brambles Ltd.	27,998	203,891
Caltex Australia Ltd.	2,825	41,521
CFS Retail Property Trust	46,811	84,266
Coca-Cola Amatil Ltd.	10,924	121,340
Cochlear Ltd.	1,111	91,372
Commonwealth Bank of Australia	29,771	1,545,936
Computershare Ltd.	8,717	96,112
Crown Ltd.	8,609	72,644
CSL Ltd.	10,663	395,783
CSR Ltd.	28,430	48,851
Dexus Property Group	95,930	78,003
Fairfax Media Ltd.	39,734	56,896
Fortescue Metals Group Ltd. (a)	24,374	163,040
Foster’s Group Ltd.	38,123	221,476
Goodman Fielder Ltd.	25,344	34,865
Goodman Group	123,846	82,335
GPT Group	33,723	101,406
Harvey Norman Holdings Ltd.	10,827	32,557
Incitec Pivot Ltd.	31,923	129,297
Insurance Australia Group Ltd.	40,057	158,965
James Hardie Industries SE CDI (a)	8,492	58,888
Leighton Holdings Ltd.	2,610	82,167
Lend Lease Corp. Ltd.	10,521	92,866
Macarthur Coal Ltd.	4,181	54,737
Macquarie Group Ltd.	6,558	248,245
MAP Group	5,823	17,808
Metcash Ltd.	15,386	64,678
Mirvac Group	66,941	83,872
National Australia Bank Ltd.	41,587	1,008,084
Newcrest Mining Ltd.	14,358	593,876
Onesteel Ltd.	26,354	69,813
Orica Ltd.	7,006	178,427
Origin Energy Ltd.	17,002	289,712
OZ Minerals Ltd.	58,903	103,623
Paladin Energy Ltd. (a)	12,671	63,892
Qantas Airways Ltd. (a)	21,256	55,221
QBE Insurance Group Ltd.	19,965	370,627
QR National Ltd. (a)	34,233	96,287
Ramsay Health Care Ltd.	2,706	49,265
Rio Tinto Ltd.	8,265	722,516

	Shares	Value

Common Stocks (Cont.)

Australia (Cont.)
Santos Ltd.	16,177	$217,578
Sims Metal Management Ltd.	3,177	70,090
Sonic Healthcare Ltd.	7,081	84,012
SP Ausnet	28,464	25,328
Stockland	46,993	173,032
Suncorp Group Ltd.	24,550	216,195
Tabcorp Holding Ltd.	13,719	99,766
Tatts Group Ltd.	24,766	65,353
Telstra Corp. Ltd.	84,441	240,962
Toll Holdings Ltd.	13,244	77,618
Transurban Group	25,648	134,312
Wesfarmers Ltd.	19,597	641,402
Wesfarmers Ltd. PPS	2,984	98,581
Westfield Group	41,098	402,696
Westfield Retail Trust (a)	55,498	145,882
Westpac Banking Corp.	57,154	1,298,333
Woodside Petroleum Ltd.	12,156	529,155
Woolworths Ltd.	23,532	649,128
WorleyParsons Ltd.	3,757	102,753

		18,738,079

Austria (0.33%)
Erste Group Bank AG	3,666	172,146
Immoeast Interim Shares (a) (b)	8,216	0
Immofinanz AG (a)	19,528	83,218
Immofinanz AG Interim Shares (a) (b)	7,204	0
Oesterreichische Elektrizitaetswirtschafts AG (Verbund) Class A	1,437	53,537
OMV AG	2,980	123,846
Raiffeisen Bank International AG	709	38,845
Telekom Austria AG	6,495	91,306
Vienna Insurance Group AG Wiener Versicherung Gruppe	730	37,942
VoestAlpine AG	2,208	105,187

		706,027

Belgium (0.90%)
Ageas	43,871	100,248
Anheuser-Busch InBev NV	13,924	796,364
Bekaert NV	685	78,630
Belgacom SA	3,020	101,395
Colruyt SA	1,495	76,015
Compagnie Nationale a Portefeuille	525	25,677
Delhaize Group	1,964	145,056
Dexia SA (a)	10,892	37,843
Groupe Bruxelles Lambert SA	1,544	129,840
KBC GROEP NV (a)	3,112	106,043
Mobistar SA	491	31,829
Solvay SA	1,176	125,326
UCB SA	1,993	68,366
Umicore	2,263	117,696

		1,940,328

See accompanying notes to financial statements.	109

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SCHEDULE OF INVESTMENTS (Continued)

December 31, 2010

	Shares	Value

Common Stocks (Cont.)

Denmark (0.99%)
A P Moller-Maersk A/S Class A	11	$96,905
A P Moller-Maersk A/S Class B	26	235,434
Carlsberg A/S Class B	2,093	209,561
Coloplast A/S Class B	423	57,481
Danske Bank A/S (a)	8,935	229,059
DSV A/S	3,960	87,534
Novo Nordisk A/S Class B	8,025	904,926
Novozymes A/S B Shares	916	127,595
Tryg A/S	462	21,327
Vestas Wind Systems A/S (a)	4,012	126,660
William Demant Holding A/S (a)	484	35,749

		2,132,231

Finland (1.10%)
Elisa OYJ	2,608	56,702
Fortum OYJ	8,577	258,226
Kesko OYJ	1,244	58,066
Kone Corp. OYJ Class B	3,074	170,884
Metso OYJ	2,514	140,425
Neste Oil OYJ	2,575	41,120
Nokia OYJ	71,022	734,578
Nokian Renkaat OYJ	2,164	79,379
Orion OYJ Class B	1,774	38,807
Outokumpu OYJ	2,625	48,688
Pohjola Bank PLC	2,708	32,460
Rautaruukki OYJ	1,714	40,105
Sampo OYJ A Shares	8,132	217,879
Sanoma OYJ	1,601	34,701
Stora Enso OYJ R Shares	11,310	116,148
UPM-Kymmene OYJ	10,269	181,411
Wartsila OYJ Class B	1,515	115,599

		2,365,178

France (9.09%)
Accor SA	2,885	128,379
Aeroports de Paris (ADP)	610	48,150
Air France-KLM (a)	2,563	46,682
Air Liquide SA	5,413	684,568
Alcatel-Lucent (a)	45,554	132,705
Alstom SA	3,970	189,976
Atos Origin SA (a)	891	47,435
AXA SA	33,479	556,988
bioMerieux	221	21,801
BNP Paribas	18,370	1,168,722
Bouygues SA	4,517	194,693
Bureau Veritas SA	958	72,612
Cap Gemini SA	2,819	131,582
Carrefour SA	11,311	466,294
Casino Guichard Perrachon SA	1,087	105,964
Christian Dior SA	1,255	179,277
Cie Generale des Etablissements Michelin Class B	3,426	245,847
CNP Assurances	2,948	53,202
Compagnie de Saint-Gobain	7,696	395,940
Compagnie Generale de Geophysique-Veritas (a)	2,735	83,238

	Shares	Value

Common Stocks (Cont.)

France (Cont.)
Credit Agricole SA	18,288	$232,261
DANONE SA	11,056	694,680
Dassault Systemes SA	1,150	86,703
Edenred (a)	2,885	68,295
Eiffage SA	792	34,931
Electricite de France	5,056	207,386
Eramet	97	33,248
Essilor International SA	3,963	255,123
Eurazeo	568	42,118
European Aeronautic Defence and Space Co. NV (a)	8,031	187,163
Eutelsat Communications	1,935	70,823
Fonciere des Regions	484	46,826
France Telecom SA	35,325	736,159
GDF Suez	23,754	852,285
Gecina SA	370	40,697
Groupe Eurotunnel SA	9,400	82,653
Hermes International SCA	169	35,400
ICADE	451	46,014
Iliad SA	316	34,373
Imerys SA	761	50,729
JC Decaux SA (a)	1,333	41,014
Klepierre	1,709	61,649
Lafarge SA	3,940	247,035
Lagardere SCA	2,310	95,168
Legrand SA	3,080	125,429
L’Oreal SA	4,605	511,246
LVMH Moet Hennessy Louis Vuitton SA	4,676	769,195
M6 Metropole Television SA	1,286	31,105
Natixis (a)	16,715	78,177
Neopost SA	614	53,496
PagesJaunes Groupe	2,658	24,153
Pernod Ricard SA	3,626	340,924
Peugeot SA (a)	2,951	112,033
PPR SA	1,498	238,212
Publicis Groupe	2,261	117,834
Renault SA (a)	3,791	220,367
Safran SA	3,239	114,699
Sanofi-Aventis	20,037	1,281,205
Schneider Electric SA	4,602	688,761
SCOR SE	3,304	83,888
SES FDR	5,855	139,385
Societe BIC SA	555	47,703
Societe Generale	12,284	660,216
Societe Television Francaise 1	2,151	37,367
Sodexo	1,878	129,419
STMicroelectronics NV	12,436	128,608
Suez Environnement Co.	5,183	107,007
Technip SA	1,934	178,582
Thales SA	1,680	58,785
Total SA	40,592	2,150,738
Unibail-Rodamco SE	1,782	352,430
Vallourec SA	2,036	213,848
Veolia Environnement	6,766	197,736
Vinci SA	8,509	462,555

110	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST INTERNATIONAL INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2010

	Shares	Value

Common Stocks (Cont.)

France (Cont.)
Vivendi	23,922	$645,733

		19,537,624

Germany (7.57%)
Adidas AG	4,082	266,684
Allianz SE Reg.	8,672	1,030,556
Axel Springer AG	223	36,355
BASF SE	17,706	1,412,533
Bayer AG	15,843	1,170,756
Bayerische Motoren Werke (BMW) AG	6,326	497,485
Beiersdorf AG	1,963	108,927
Brenntag AG (a)	405	41,294
Celesio AG	1,452	36,090
Commerzbank AG (a)	14,046	104,247
Continental AG (a)	969	76,579
Daimler AG Registered Shares (a)	17,405	1,179,894
Deutsche Bank AG Reg.	17,807	930,404
Deutsche Boerse AG	3,793	262,553
Deutsche Lufthansa AG Reg. (a)	4,325	94,524
Deutsche Post AG	16,430	278,834
Deutsche Telekom AG	53,724	693,146
E.On AG	34,505	1,057,511
Fraport AG	731	46,068
Fresenius Medical Care AG & Co. KGaA	3,662	211,547
Fresenius SE	567	47,545
GEA Group AG	3,323	96,049
Hannover Rueckversicherung AG Reg.	1,196	64,144
HeidelbergCement AG	2,788	174,731
Henkel AG & Co. KGaA	2,555	131,841
Hochtief AG ASSD (a) (b)	899	67,419
Infineon Technologies AG (a)	21,442	199,510
K+S Group AG	2,799	210,804
Kabel Deutschland Holding AG (a)	771	35,931
Lanxess AG	1,476	116,568
Linde AG	3,243	492,083
MAN AG	2,090	248,537
Merck KGaA	1,295	103,571
Metro AG	2,527	181,944
Muenchener Rueckversicherungs Gesellschaft AG Reg.	3,649	553,200
Puma AG Rudolf Dassler Sport	98	32,477
QIAGEN NV (a)	4,488	87,741
RWE AG	7,871	524,744
Salzgitter AG	848	65,464
SAP AG	16,640	847,193
Siemens AG Reg.	15,751	1,951,155
Suedzucker AG	1,382	36,797
ThyssenKrupp AG	6,066	251,164
TUI AG (a)	2,691	37,758
United Internet AG Reg.	2,199	35,747
Volkswagen AG	581	82,220
Wacker Chemie AG	323	56,370

		16,268,694

	Shares	Value

Common Stocks (Cont.)

Greece (0.25%)
Alpha Bank AE (a)	9,983	$50,693
Bank of Cyprus Public Company Ltd.	17,728	61,120
Coca-Cola Hellenic Bottling Co. SA	3,632	93,963
EFG Eurobank Ergasias (a)	6,342	31,781
Hellenic Telecommunications Organization SA	4,860	39,681
National Bank of Greece SA (a)	18,837	152,290
OPAP SA	4,510	78,046
Public Power Corp. SA	2,317	33,377

		540,951

Hong Kong (2.83%)
AIA Group Ltd. (a)	152,400	428,409
ASM Pacific Technology Ltd.	4,000	50,561
Bank of East Asia Ltd.	30,009	125,668
BOC Hong Kong Holdings Ltd.	71,500	243,307
Cathay Pacific Airways Ltd.	20,494	56,556
Cheung Kong Holdings Ltd.	26,364	406,680
Cheung Kong Infrastructure Holdings Ltd.	9,175	42,022
CLP Holdings Ltd.	37,505	304,468
Esprit Holdings Ltd.	22,359	106,433
Foxconn International Holdings Ltd. (a)	42,000	29,341
Hang Lung Group Ltd.	16,000	105,187
Hang Lung Properties Ltd.	47,000	219,799
Hang Seng Bank Ltd.	14,743	242,404
Henderson Land Development Co. Ltd.	20,881	142,380
Hong Kong & China Gas Co. Ltd.	85,272	200,981
Hong Kong Exchanges & Clearing Ltd.	20,000	453,633
Hongkong Electric Holdings Ltd.	26,982	170,095
Hopewell Holdings Ltd.	12,000	37,670
Hutchison Whampoa Ltd.	39,700	408,604
Hysan Development Co. Ltd.	12,649	59,561
Kerry Properties Ltd.	13,657	71,159
Li & Fung Ltd.	44,620	258,898
Lifestyle International Holdings Ltd.	10,500	25,856
Link REIT, The	43,586	135,421
Mongolia Energy Corp. Ltd. (a)	59,958	17,896
MTR Corp.	27,741	101,002
New World Development Co. Ltd.	48,868	91,791
NWS Holdings Ltd.	24,455	37,125
Orient Overseas International Ltd.	4,400	42,682
PCCW Ltd.	68,000	30,095
Sands China Ltd. (a)	46,053	101,908
Shangri-La Asia Ltd.	26,108	70,873
Sino Land Co. Ltd.	49,507	92,609
SJM Holdings Ltd.	27,022	42,900
Sun Hung Kai Properties Ltd.	27,000	448,448
Swire Pacific Ltd. Class A	14,821	243,686
Wharf Holdings Ltd.	27,000	207,724
Wheelock and Co. Ltd.	18,000	72,831
Wing Hang Bank Ltd.	2,718	37,591

See accompanying notes to financial statements.	111

STATE FARM MUTUAL FUND TRUST INTERNATIONAL INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2010

	Shares	Value

Common Stocks (Cont.)

Hong Kong (Cont.)
Wynn Macau Ltd.	29,936	$66,860
Yue Yuen Industrial Holdings Ltd.	14,000	50,342

		6,081,456

Ireland (0.23%)
CRH PLC (Dublin)	13,698	283,722
Elan Corp. PLC (a)	9,533	52,867
Governor and Company of the Bank of Ireland, The (a)	66,436	35,511
Kerry Group PLC Class A	2,787	92,995
Ryanair Holdings PLC	7,328	36,917

		502,012

Israel (0.78%)
Bank Hapoalim B.M. (a)	19,327	100,597
Bank Leumi Le-Israel	22,984	117,689
Bezeq The Israeli Telecommunication Corporation Ltd.	33,862	103,251
Cellcom Israel Ltd.	971	31,523
Delek Group Ltd.	78	20,091
Elbit Systems Ltd.	455	24,273
Israel Chemicals Ltd.	8,642	148,145
Israel Corporation Ltd., The (a)	45	54,593
Israel Discount Bank Class A (a)	10,850	24,752
Makhteshim-Agan Industries Ltd. (a)	4,697	24,077
Mizrahi Tefahot Bank Ltd.	2,374	26,092
NICE Systems Ltd. (a)	1,215	42,800
Partner Communications Company Ltd.	1,670	33,885
Teva Pharmaceutical Industries Ltd.	17,754	930,603

		1,682,371

Italy (2.57%)
A2A SpA	20,416	28,073
Assicurazioni Generali SpA	21,825	414,431
Atlantia SpA	4,717	96,252
Autogrill SpA (a)	2,144	30,283
Banca Carige SpA	10,512	22,026
Banca Monte Dei Paschi di Siena SpA (a)	43,130	49,047
Banco Popolare Societa Cooperativa	12,247	55,480
Enel Green Power SpA (a)	29,034	61,340
Enel SpA	124,614	622,791
Eni SpA	50,256	1,097,347
EXOR SpA	1,287	42,445
Fiat SpA	15,079	310,916
Finmeccanica SpA	7,705	87,569
Intesa Sanpaolo	150,197	407,438
Intesa Sanpaolo RSP	18,229	43,433
Luxottica Group SpA	2,324	70,807
Mediaset SpA	14,001	84,707
Mediobanca SpA	9,401	83,667
Parmalat SpA	33,164	90,850
Pirelli & Co. SpA	4,848	39,194
Prysmian SpA	3,548	60,450

	Shares	Value

Common Stocks (Cont.)

Italy (Cont.)
Saipem SpA	5,158	$253,925
Snam Rete Gas SpA	27,921	138,796
Telecom Italia RNC SpA	116,518	126,431
Telecom Italia SpA	183,259	236,808
Tenaris SA	9,333	228,855
Terna – Rete Elettrica Nationale SpA	24,998	105,559
UBI Banca – Unione di Banche Italiane ScpA	11,953	104,622
UniCredit SpA	259,957	537,745

		5,531,287

Japan (21.90%)
77 Bank Ltd., The	7,000	37,160
ABC-Mart Inc.	500	17,859
Advantest Corp.	3,100	70,140
Aeon Co. Ltd.	11,800	147,664
Aeon Credit Service Co. Ltd.	1,700	24,037
Aeon Mall Co. Ltd.	1,600	42,961
Air Water Inc.	2,769	35,367
Aisin Seiki Co. Ltd.	3,700	130,929
Ajinomoto Co. Inc.	13,000	135,460
Alfresa Holdings Corp.	800	35,522
All Nippon Airways Co. Ltd. (a)	17,000	63,444
Amada Co. Ltd.	7,000	56,990
Aozora Bank Ltd.	8,000	16,554
Asahi Breweries Ltd.	7,600	147,245
Asahi Glass Co. Ltd.	18,000	210,395
Asahi Kasei Corp.	25,000	163,197
ASICS Corp.	3,000	38,576
Astellas Pharma Inc.	8,598	327,760
Bank of Kyoto Ltd., The	6,000	56,904
Bank of Yokohama Ltd., The	24,000	124,449
Benesse Holdings Inc.	1,400	64,491
Bridgestone Corp.	12,700	245,428
Brother Industries Ltd.	4,700	69,698
Canon Inc.	21,900	1,135,596
Canon Marketing Japan Inc.	1,200	17,086
Casio Computer Co. Ltd.	4,800	38,724
Central Japan Railway Co.	29	242,887
Chiba Bank Ltd., The	15,000	97,549
Chiyoda Corp.	3,077	30,622
Chubu Electric Power Co. Inc.	12,600	309,762
Chugai Pharmaceutical Co. Ltd.	4,300	78,914
Chugoku Bank Ltd., The	3,000	36,322
Chugoku Electric Power Company Inc., The	5,900	119,904
Chuo Mitsui Trust Holdings Inc.	20,000	83,015
Citizen Holdings Co. Ltd.	4,800	33,108
Coca-Cola West Co. Ltd.	1,000	18,118
Cosmo Oil Co. Ltd.	11,000	36,039
Credit Saison Co. Ltd.	2,800	46,040
Dai Nippon Printing Co. Ltd.	11,000	149,846
Daicel Chemical Industries Ltd.	5,000	36,519
Daido Steel Co. Ltd.	5,000	29,376
Daihatsu Motor Co. Ltd.	4,000	61,387
Dai-ichi Life Insurance Company Ltd.	157	255,060

112	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST INTERNATIONAL INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2010

	Shares	Value

Common Stocks (Cont.)

Japan (Cont.)
Daiichi Sankyo Co. Ltd.	13,140	$287,594
Daikin Industries Ltd.	4,600	163,173
Dainippon Sumitomo Pharma Co. Ltd.	3,000	27,269
Daito Trust Construction Co. Ltd.	1,500	102,722
Daiwa House Industry Co. Ltd.	9,000	110,629
Daiwa Securities Group Inc.	33,000	169,898
DeNA Co. Ltd.	1,500	53,800
Denki Kagaku Kogyo KK	9,000	42,789
Denso Corp.	9,500	327,861
Dentsu Inc.	3,316	102,964
Dowa Holdings Co. Ltd.	5,200	34,137
East Japan Railway Co.	6,613	430,061
Eisai Co. Ltd.	5,000	181,057
Electric Power Development Co. Ltd.	2,300	72,153
Elpida Memory Inc. (a)	3,500	40,738
FamilyMart Co. Ltd.	1,300	48,996
Fanuc Corp.	3,700	568,284
Fast Retailing Co. Ltd.	1,000	159,256
Fuji Electric Holdings Co. Ltd.	12,000	37,394
Fuji Heavy Industries Ltd.	12,000	93,115
Fuji Media Holdings Inc.	8	12,652
FUJIFILM Holdings Corp.	8,500	307,378
Fujitsu Ltd.	36,000	250,523
Fukuoka Financial Group Inc.	15,000	65,217
Furukawa Electric Co. Ltd.	12,000	53,948
Gree Inc.	1,779	22,635
GS Yuasa Corp.	7,000	48,454
Gunma Bank Ltd.	8,000	43,946
Hachijuni Bank Ltd., The	8,549	47,804
Hakuhodo DY Holdings Inc.	490	28,094
Hamamatsu Photonics K.K.	1,193	43,612
Hankyu Hanshin Holdings Inc.	22,000	102,155
Hino Motors Ltd.	5,000	27,097
Hirose Electric Co. Ltd.	600	67,619
Hiroshima Bank Ltd., The	10,000	42,123
Hisamitsu Pharmaceutical Co. Inc.	1,300	54,760
Hitachi Chemical Co. Ltd.	2,100	43,479
Hitachi Construction Machinery Co. Ltd.	1,900	45,540
Hitachi High-Technologies Corp.	1,200	28,053
Hitachi Ltd.	88,000	469,319
Hitachi Metals Ltd.	3,000	36,027
Hokkaido Electric Power Co. Inc.	3,600	73,605
Hokuhoku Financial Group Inc.	26,000	52,839
Hokuriku Electric Power Co.	3,500	86,002
Honda Motor Co. Ltd.	31,400	1,243,392
Hoya Corp.	8,500	206,454
Ibiden Co. Ltd.	2,500	78,889
Idemitsu Kosan Co. Ltd.	400	42,468
IHI Corp.	25,000	55,733
INPEX Corp.	41	240,122
Isetan Mitsukoshi Holdings Ltd.	7,240	84,180
Isuzu Motors Ltd.	23,000	104,533
Ito En Ltd.	1,000	16,628
Itochu Corp.	29,400	297,657
Itochu Techno-Solutions Corp.	600	22,503

	Shares	Value

Common Stocks (Cont.)

Japan (Cont.)
Iyo Bank Ltd., The	5,000	$40,030
J. Front Retailing Co. Ltd.	9,600	52,499
Japan Petroleum Exploration Co.	600	22,835
Japan Prime Realty Investment Corp.	13	40,030
Japan Real Estate Investment Corp.	9	93,337
Japan Retail Fund Investment Corp.	31	59,449
Japan Steel Works Ltd., The	6,000	62,668
Japan Tobacco Inc.	88	325,705
JFE Holdings Inc.	9,000	313,487
JGC Corp.	4,000	87,055
Joyo Bank Ltd., The	13,000	57,162
JS Group Corp.	4,800	105,648
JSR Corp.	3,500	65,310
JTEKT Corp.	3,600	42,478
Jupiter Telecommunications Co. Ltd.	48	50,489
JX Holdings Inc.	44,100	299,287
Kajima Corp.	17,000	45,227
Kamigumi Co. Ltd.	5,000	42,000
Kaneka Corp.	6,000	41,606
Kansai Electric Power Company Inc., The	13,900	343,092
Kansai Paint Co. Ltd.	4,000	38,724
Kao Corp.	10,500	282,966
Kawasaki Heavy Industries Ltd.	28,000	94,150
Kawasaki Kisen Kaisha Ltd.	13,000	57,162
KDDI Corp.	57	329,265
Keikyu Corp.	9,000	79,480
Keio Corp.	11,000	75,058
Keisei Electric Railway Co. Ltd.	5,000	33,378
Keyence Corp.	770	223,062
Kikkoman Corp.	3,000	33,625
Kinden Corp.	3,000	27,713
Kintetsu Corp.	32,000	100,111
Kirin Holdings Co. Ltd.	16,000	224,461
Kobe Steel Ltd.	48,000	121,788
Koito Manufacturing Company Ltd.	1,924	30,096
Komatsu Ltd.	17,900	541,696
Konami Corp.	1,700	36,140
Konica Minolta Holdings Inc.	9,500	98,756
Kubota Corp.	21,000	198,904
Kuraray Co. Ltd.	7,000	100,357
Kurita Water Industries Ltd.	2,200	69,314
Kyocera Corp.	3,000	306,319
Kyowa Hakko Kirin Co. Ltd.	5,000	51,484
Kyushu Electric Power Co. Inc.	7,500	168,124
Lawson Inc.	1,200	59,342
Mabuchi Motor Co. Ltd.	500	25,773
Makita Corp.	2,200	89,962
Marubeni Corp.	32,000	225,052
Marui Group Co. Ltd.	4,400	35,876
Maruichi Steel Tube Ltd.	1,000	21,246
Matsui Securities Co. Ltd.	2,600	18,510
Mazda Motor Corp.	29,000	83,225
McDonald’s Holdings Company Ltd. (Japan)	1,300	32,600
MEDIPAL HOLDINGS CORP.	2,900	31,968

See accompanying notes to financial statements.	113

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SCHEDULE OF INVESTMENTS (Continued)

December 31, 2010

	Shares	Value

Common Stocks (Cont.)

Japan (Cont.)
MEIJI Holdings Company Ltd.	1,368	$61,837
Minebea Co. Ltd.	7,000	44,143
Miraca Holdings Inc.	1,190	47,928
Mitsubishi Chemical Holdings Corp.	23,500	159,484
Mitsubishi Corp.	25,800	698,465
Mitsubishi Electric Corp.	36,000	377,781
Mitsubishi Estate Co. Ltd.	22,000	408,080
Mitsubishi Gas Chemical Co. Inc.	8,000	56,854
Mitsubishi Heavy Industries Ltd.	55,000	206,614
Mitsubishi Logistics Corp.	2,000	26,654
Mitsubishi Materials Corp. (a)	21,000	66,991
Mitsubishi Motors Corp. (a)	76,000	110,457
Mitsubishi Tanabe Pharma Corp.	3,700	62,479
Mitsubishi UFJ Financial Group Inc.	242,700	1,312,296
Mitsubishi UFJ Lease & Finance Co. Ltd.	1,160	46,006
Mitsui & Co. Ltd.	32,700	540,100
Mitsui Chemicals Inc.	17,000	60,931
Mitsui Engineering & Shipbuilding Co. Ltd.	14,000	37,074
Mitsui Fudosan Co. Ltd.	16,000	319,054
Mitsui Mining & Smelting Co. Ltd.	11,000	36,310
Mitsui OSK Lines Ltd.	22,000	150,117
Mitsui Sumitomo Insurance Group Holdings Inc.	10,400	260,672
Mitsumi Electric Co. Ltd.	1,700	31,282
Mizuho Financial Group Inc.	392,129	738,955
Mizuho Securities Co. Ltd.	12,000	34,438
Mizuho Trust & Banking Co. Ltd. (a)	28,000	28,969
Murata Manufacturing Co. Ltd.	3,700	259,305
Nabtesco Corp.	1,945	41,492
Namco Bandai Holdings Inc.	3,500	37,591
NEC Corp.	51,000	153,270
NGK Insulators Ltd.	5,000	81,599
NGK Spark Plug Co. Ltd.	3,000	46,040
NHK Spring Co. Ltd.	3,000	32,627
Nidec Corp.	2,100	212,354
Nikon Corp.	6,200	125,772
Nintendo Co. Ltd.	1,900	557,667
Nippon Building Fund Inc.	10	102,599
Nippon Electric Glass Co. Ltd.	6,500	93,829
Nippon Express Co. Ltd.	17,000	76,635
Nippon Meat Packers Inc.	3,000	39,204
Nippon Paper Group Inc.	2,000	52,470
Nippon Sheet Glass Co. Ltd.	21,000	56,645
Nippon Steel Corp.	94,000	338,071
Nippon Telegraph & Telephone Corp.	9,813	444,178
Nippon Yusen Kabushiki Kaish	30,000	133,021
Nishi-Nippon City Bank Ltd., The	14,000	42,591
Nissan Chemical Industries Ltd.	3,000	38,909
Nissan Motor Co. Ltd.	46,800	445,577
Nisshin Seifun Group Inc.	3,800	48,255
Nisshin Steel Co. Ltd.	12,000	26,752
Nisshinbo Holdings Inc.	2,000	21,924
Nissin Foods Holdings Co. Ltd.	1,300	46,594
Nitori Holdings Co. Ltd.	750	65,587
Nitto Denko Corp.	3,200	150,757

	Shares	Value

Common Stocks (Cont.)

Japan (Cont.)
NKSJ Holdings Inc. (a)	27,000	$198,867
NOK Corp.	2,000	41,680
Nomura Holdings Inc.	65,800	417,379
Nomura Real Estate Holdings Inc.	1,800	32,790
Nomura Real Estate Office Fund Inc.	5	36,088
Nomura Research Institute Ltd.	2,000	44,538
NSK Ltd.	8,000	72,324
NTN Corp.	9,000	47,777
NTT Data Corp.	25	86,556
NTT DoCoMo Inc.	287	501,251
NTT Urban Development Corp.	23	22,663
Obayashi Corp.	13,000	59,884
OBIC Co. Ltd.	120	24,712
Odakyu Electric Railway Co. Ltd.	12,000	111,738
Oji Paper Co. Ltd.	17,000	82,288
Olympus Corp.	4,300	130,181
Omron Corp.	4,000	105,974
Ono Pharmaceutical Co. Ltd.	1,600	74,689
Oracle Corp. Japan	700	34,401
Oriental Land Co. Ltd.	1,000	92,622
Orix Corp.	2,070	203,711
Osaka Gas Co. Ltd.	38,000	147,432
OTSUKA Corp.	300	20,470
Otsuka Holdings Co. Ltd. (a)	4,831	119,005
Panasonic Corp.	37,000	525,446
Rakuten Inc. (a)	138	115,581
Resona Holdings Inc.	11,895	71,349
Ricoh Co. Ltd.	13,000	190,541
RINNAI Corp.	700	42,764
Rohm Co. Ltd.	1,900	124,030
Sankyo Co. Ltd.	1,000	56,472
Santen Pharmaceutical Co. Ltd.	1,400	48,627
Sapporo Hokuyo Holdings Inc.	6,300	29,486
Sapporo Holdings Ltd.	5,000	22,663
SBI Holdings Inc.	400	60,697
Secom Co. Ltd.	4,100	194,168
Sega Sammy Holdings Inc.	3,826	72,807
Seiko Epson Corp.	2,600	47,395
Sekisui Chemical Co. Ltd.	8,000	57,446
Sekisui House Ltd.	11,000	111,233
Senshu Ikeda Holdings Inc.	13,079	18,687
Seven & I Holdings Co. Ltd.	14,480	387,013
Seven Bank Ltd.	11	23,290
Sharp Corp.	19,000	195,874
Shikoku Electric Power Co. Inc.	3,300	97,061
Shimadzu Corp.	5,000	38,859
Shimamura Co. Ltd.	400	37,098
Shimano Inc.	1,300	66,129
Shimizu Corp.	12,000	51,287
Shin-Etsu Chemical Co. Ltd.	8,000	433,551
Shinko Electric Industries Co. Ltd.	1,300	14,571
Shinsei Bank Ltd. (a)	16,000	20,889
Shionogi & Co. Ltd.	5,700	112,540
Shiseido Co. Ltd.	6,800	148,580
Shizuoka Bank Ltd., The	12,000	110,703
Showa Denko K.K.	28,000	63,111

114	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST INTERNATIONAL INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2010

	Shares	Value

Common Stocks (Cont.)

Japan (Cont.)
Showa Shell Sekiyu K.K.	3,400	$31,157
SMC Corp.	1,000	171,327
Softbank Corp.	15,900	550,498
Sojitz Corp.	25,200	55,248
Sony Corp.	19,000	684,974
Sony Financial Holdings Inc.	17	68,783
Square Enix Holdings Co. Ltd.	1,200	21,283
Stanley Electric Co. Ltd.	2,800	52,317
SUMCO Corp. (a)	2,300	32,861
Sumitomo Chemical Co. Ltd.	31,000	152,728
Sumitomo Corp.	20,700	292,946
Sumitomo Electric Industries Ltd.	14,700	204,232
Sumitomo Heavy Industries Ltd.	11,000	70,723
Sumitomo Metal Industries Ltd.	66,000	162,582
Sumitomo Metal Mining Co. Ltd.	10,000	174,775
Sumitomo Mitsui Financial Group Inc.	25,689	915,046
Sumitomo Realty & Development Co. Ltd.	7,000	167,176
Sumitomo Rubber Industries Ltd.	3,500	36,556
Sumitomo Trust & Banking Co. Ltd.	28,000	176,573
Suruga Bank Ltd.	4,000	37,246
Suzuken Co. Ltd.	1,280	39,098
Suzuki Motor Corp.	6,300	155,192
Sysmex Corp.	668	46,321
T&D Holdings Inc.	5,350	135,743
Taisei Corp.	21,000	49,144
Taisho Pharmaceutical Co. Ltd.	3,000	65,661
Taiyo Nippon Sanso Corp.	5,000	44,156
Takashimaya Co. Ltd.	5,000	42,862
Takeda Pharmaceutical Co. Ltd.	14,700	723,322
TDK Corp.	2,400	167,016
Teijin Ltd.	18,000	76,931
Terumo Corp.	3,300	185,749
THK Co. Ltd.	2,400	55,189
Tobu Railway Co. Ltd.	16,000	89,863
Toho Co. Ltd.	1,900	30,516
Toho Gas Co. Ltd.	8,000	40,005
Tohoku Electric Power Co. Inc.	8,300	185,035
Tokio Marine Holdings Inc.	13,500	403,553
Tokuyama Corp.	6,000	31,038
Tokyo Electric Power Company Inc., The	26,800	654,568
Tokyo Electron Ltd.	3,300	208,917
Tokyo Gas Co. Ltd.	54,000	239,438
Tokyo Steel Manufacturing Co. Ltd.	1,800	19,643
Tokyo Tatemono Co. Ltd.	8,000	37,049
Tokyu Corp.	22,000	100,801
Tokyu Land Corp.	9,000	45,227
TonenGeneral Sekiyu KK	6,000	65,624
Toppan Printing Co. Ltd.	11,000	100,530
Toray Industries Inc.	28,000	167,262
Toshiba Corp.	75,000	408,302
Tosoh Corp.	9,000	29,265
Toto Ltd.	6,000	43,528
Toyo Seikan Kaisha Ltd.	3,100	58,991
Toyo Suisan Kaisha Ltd.	2,000	44,513
Toyoda Gosei Co. Ltd.	1,200	28,186

	Shares	Value

Common Stocks (Cont.)

Japan (Cont.)
Toyota Boshoku Corp.	1,400	$24,710
Toyota Industries Corp.	3,600	111,782
Toyota Motor Corp.	53,000	2,101,983
Toyota Tsusho Corp.	4,200	73,975
Trend Micro Inc. (a)	2,000	66,043
Tsumura & Co.	1,100	35,619
UBE Industries Ltd.	19,000	57,101
Unicharm Corp.	2,400	95,480
UNY Co. Ltd.	3,800	38,426
Ushio Inc.	2,000	38,133
USS Co. Ltd.	420	34,349
West Japan Railway Co.	33	123,359
Yahoo Japan Corp.	287	111,350
Yakult Honsha Co. Ltd.	1,800	51,856
Yamada Denki Co. Ltd.	1,610	109,858
Yamaguchi Financial Group Inc.	4,000	40,498
Yamaha Corp.	2,900	36,004
Yamaha Motor Co. Ltd. (a)	5,000	81,476
Yamato Holdings Co. Ltd.	7,800	111,058
Yamato Kogyo Co. Ltd.	800	24,190
Yamazaki Baking Co. Ltd.	2,000	24,116
Yaskawa Electric Corp.	4,000	37,837
Yokogawa Electric Corp.	4,200	33,418

		47,086,659

Netherlands (2.75%)
Aegon NV (a)	30,164	184,450
Akzo Nobel NV	4,546	282,388
ArcelorMittal	16,127	611,603
ASML Holding NV – NY Reg.	8,401	324,439
Corio NV	1,163	74,621
Delta Lloyd NV	1,544	31,124
Fugro NV	1,297	106,591
Heineken Holding NV	2,185	94,967
Heineken NV	5,002	245,242
ING Groep NV (a)	72,794	708,159
Koninklijke Ahold NV	23,280	307,233
Koninklijke Boskalis Westminster NV CVA	1,343	64,069
Koninklijke DSM NV	2,903	165,277
Koninklijke KPN NV	29,784	434,620
Koninklijke Philips Electronics NV	19,043	583,249
Koninklijke Vopak NV	1,370	64,716
Randstad Holding NV (a)	2,202	116,230
Reed Elsevier NV	13,416	165,958
SBM Offshore NV	3,176	71,152
TNT NV	7,224	190,655
Unilever NV CVA	31,073	967,482
Wolters Kluwer – CVA	5,640	123,602

		5,917,827

New Zealand (0.10%)
Auckland International Airport Ltd.	18,043	30,649
Contact Energy Ltd. (a)	6,557	31,830
Fletcher Building Ltd.	12,031	71,809
Sky City Entertainment Group Ltd.	12,081	30,500

See accompanying notes to financial statements.	115

STATE FARM MUTUAL FUND TRUST INTERNATIONAL INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2010

	Shares	Value

Common Stocks (Cont.)

New Zealand (Cont.)
Telecom Corp. of New Zealand Ltd.	36,499	$61,715

		226,503

Norway (0.83%)
Aker Solutions ASA	3,204	54,498
DnB NOR ASA	19,005	266,752
Norsk Hydro ASA	17,890	130,640
Orkla ASA	15,094	146,671
Renewable Energy Corp. AS (a)	9,795	29,863
Seadrill Ltd.	5,473	184,964
Statoil ASA	20,753	492,946
Telenor ASA	16,143	262,270
Yara International ASA	3,708	214,471

		1,783,075

Portugal (0.26%)
Banco Comercial Portugues SA – R	54,926	42,717
Banco Espirito Santo SA Reg.	10,333	39,767
Brisa Auto-Estradas de Portugal SA	3,802	26,516
CIMPOR-Cimentos de Portugal SGPS SA	4,266	28,902
EDP Renovaveis SA (a)	4,124	23,901
Energias de Portugal SA	33,478	111,439
Galp Energia SGPS SA B Shares	4,538	86,960
Jeronimo Martins SGPS SA	4,129	62,900
Portugal Telecom SGPS SA	11,569	129,552

		552,654

Singapore (1.72%)
Ascendas Real Estate Investment Trust	30,000	48,389
Capitaland Ltd.	50,000	144,544
Capitamall Trust	45,000	68,376
CapitaMalls Asia Ltd.	26,807	40,523
City Developments Ltd.	10,000	97,869
Comfortdelgro Corp. Ltd.	36,000	43,480
Cosco Corp. Singapore Ltd.	22,000	36,685
DBS Group Holdings Ltd.	33,411	372,810
Fraser and Neave Ltd.	18,894	94,371
Genting Singapore PLC (a)	118,000	201,364
Global Logistic Properties Ltd. (a)	30,726	51,715
Golden Agri-Resources Ltd.	125,330	78,127
Jardine Cycle & Carriage Ltd.	1,863	53,131
Keppel Corp. Ltd.	25,000	220,517
Keppel Land Ltd.	14,101	52,741
Neptune Orient Lines Ltd. (a)	17,000	28,878
Noble Group Ltd.	57,800	97,733
Olam International Ltd.	24,798	60,674
Oversea-Chinese Banking Corporation Ltd.	47,072	362,389
Sembcorp Industries Ltd.	20,220	80,984
Sembcorp Marine Ltd.	16,800	70,297
Singapore Airlines Ltd.	10,267	122,402
Singapore Exchange Ltd.	17,000	111,536
Singapore Press Holdings Ltd.	30,000	93,038
Singapore Technologies Engineering Ltd.	32,000	85,277

	Shares	Value

Common Stocks (Cont.)

Singapore (Cont.)
Singapore Telecommunications Ltd.	156,450	$371,818
StarHub Ltd.	12,000	24,592
United Overseas Bank Ltd.	24,209	343,323
UOL Group Ltd.	8,639	31,975
Wilmar International Ltd.	37,000	162,317
Yangzijiang Shipbuilding Holdings Ltd.	27,548	40,999

		3,692,874

Spain (3.22%)
Abertis Infraestructuras SA	5,716	102,773
Acciona SA	520	36,828
Acerinox SA	1,980	34,727
ACS Actividades de Construccion y Servicios SA	2,713	127,160
Amadeus IT Holding SA A Shares (a)	3,432	71,911
Banco Bilbao Vizcaya Argentaria SA	81,291	821,236
Banco de Sabadell SA	18,871	74,391
Banco de Valencia SA	4,193	18,378
Banco Popular Espanol SA	17,420	89,389
Banco Santander SA (Madrid)	159,166	1,686,234
Bankinter SA	5,346	29,690
Criteria Caixacorp SA	15,967	84,963
Enagas	3,355	66,868
Ferrovial SA	8,549	84,938
Fomento de Construcciones y Contratas SA	821	21,569
Gas Natural SDG SA	5,897	90,543
Gestevision Telecinco SA	2,729	30,013
Grifols SA	2,522	34,376
Iberdrola Renovables SA	17,272	61,302
Iberdrola SA	77,890	600,359
Iberia Lineas Aereas de Espana SA (a)	8,355	35,672
Indra Sistemas SA	1,750	29,898
Industria de Diseno Textil SA	4,245	317,835
Mapfre SA	15,189	42,177
Red Electrica Corporacion SA	2,126	100,002
Repsol YPF SA	14,319	398,954
Telefonica SA	78,798	1,786,377
Zardoya Otis SA	2,594	36,535

		6,915,098

Sweden (3.20%)
Alfa Laval AB	6,786	142,971
Assa Abloy AB Class B	6,180	174,126
Atlas Copco AB Class A	13,012	328,316
Atlas Copco AB Class B	7,734	174,904
Boliden AB	5,296	107,642
Electrolux AB Series B	4,726	134,212
Getinge AB B Shares	3,887	81,431
Hennes & Mauritz AB (H&M) B Shares	19,296	642,660
Hexagon AB B Shares	4,053	86,898
Hexagon AB New (a) (b)	1,031	22,105
Holmen AB Class B	940	30,944
Husqvarna AB B Shares	8,301	69,302
Industrivarden AB C Shares	2,307	40,476
Investor AB B Shares	8,793	188,132

116	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST INTERNATIONAL INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2010

	Shares	Value

Common Stocks (Cont.)

Sweden (Cont.)
Kinnevik Investment AB B Shares	4,143	$84,392
Millicom International Cellular SA SDR	1,490	143,115
Modern Times Group B Shares	969	64,114
Nordea Bank AB	60,851	661,832
Ratos AB B Shares	2,037	75,415
Sandvik AB	19,502	380,144
Scania AB Class B	6,159	141,666
Securitas AB Class B	6,351	74,269
Skandinaviska Enskilda Banken AB Class A	27,412	228,649
Skanska AB Class B	7,727	153,146
SKF AB B Shares	7,545	214,942
SSAB Svenskt Stal AB Series A	3,593	60,367
Svenska Cellulosa AB B Shares	11,099	175,256
Svenska Handelsbanken AB A Shares	8,991	287,283
Swedbank AB – A Shares (a)	13,724	191,403
Swedish Match AB	4,619	133,715
Tele2 AB Class B	6,180	128,274
Telefonaktiebolaget LM Ericsson B Shares	56,793	659,917
TeliaSonera AB	41,584	329,548
Volvo AB B Shares (a)	26,511	467,100

		6,878,666

Switzerland (7.91%)
ABB Ltd. Reg. (a)	41,652	927,926
Actelion Ltd. Reg. (a)	1,966	107,657
Adecco SA Reg.	2,414	158,136
Aryzta AG (a)	946	43,658
Aryzta AG (Dublin) (a)	692	32,356
Baloise Holding AG Reg.	944	91,876
Compagnie Financiere Richemont SA Class A	9,805	576,765
Credit Suisse Group AG Reg.	21,474	865,161
GAM Holding AG (a)	4,170	68,905
Geberit AG Reg.	748	172,960
Givaudan SA Reg.	160	172,663
Holcim Ltd. Reg.	4,786	361,637
Julius Baer Group Ltd.	4,001	187,427
Kuehne & Nagel International AG Reg.	1,048	145,711
Lindt & Spruengli AG	18	54,404
Lindt & Spruengli AG Reg.	2	64,385
Logitech International SA (a)	3,540	67,393
Lonza Group AG Reg.	919	73,667
Nestle SA Reg.	66,510	3,894,570
Novartis AG	40,654	2,389,238
Pargesa Holding SA	555	47,130
Roche Holding AG	13,490	1,976,610
Schindler Holding AG	932	110,245
Schindler Holding AG Reg.	442	52,898
SGS SA Reg	108	181,232
Sika AG	40	87,743
Sonova Holding AG Reg.	898	115,924
Straumann Holding AG Reg.	153	35,018
Swatch Group AG Reg., The	842	67,900

	Shares	Value

Common Stocks (Cont.)

Switzerland (Cont.)
Swatch Group AG, The	607	$270,586
Swiss Life Holding AG Reg. (a)	616	89,073
Swiss Reinsurance Company Ltd. Reg.	6,872	369,692
Swisscom AG	450	197,856
Syngenta AG Reg.	1,785	522,136
Synthes Inc.	1,150	155,342
Transocean Ltd. (a)	6,053	414,647
UBS AG Reg. (a)	70,429	1,156,241
Zurich Financial Services AG	2,756	713,907

		17,020,675

United Kingdom (21.07%)
3i Group PLC	19,493	99,836
Admiral Group PLC	3,937	92,993
Aggreko PLC	5,058	116,869
AMEC PLC	6,411	114,947
Anglo American PLC	25,277	1,314,499
Antofagasta PLC	7,525	189,123
ARM Holdings PLC	25,519	168,417
Associated British Foods PLC	7,001	128,909
AstraZeneca PLC	27,629	1,258,691
Autonomy Corp. PLC (a)	4,323	101,437
Aviva PLC	53,863	330,033
Babcock International Group PLC	7,033	62,611
BAE Systems PLC	65,913	339,124
Balfour Beatty PLC	13,210	64,444
Barclays PLC	218,743	892,336
BG Group PLC	65,452	1,322,518
BHP Billiton PLC	42,562	1,692,802
BP PLC	361,017	2,620,401
British Airways PLC (a)	11,408	48,467
British American Tobacco PLC	38,186	1,466,664
British Land Co. PLC	17,458	142,762
British Sky Broadcasting Group PLC	22,072	253,276
BT Group PLC	150,576	424,451
Bunzl PLC	6,336	71,026
Burberry Group PLC	8,296	145,381
Cable & Wireless Worldwide PLC	50,992	52,233
Cairn Energy PLC (a)	26,892	176,095
Capita Group PLC	12,147	131,906
Capital Shopping Centres Group PLC	8,743	56,924
Carnival PLC	3,227	150,031
Centrica PLC	100,159	517,819
Cobham PLC	22,769	72,241
Compass Group PLC	36,566	331,228
Diageo PLC	47,664	880,608
Essar Energy Ltd. PLC (a)	5,442	49,211
Eurasian Natural Resources Corp.	5,030	82,187
Experian PLC	20,013	248,994
FirstGroup PLC	9,081	56,392
Fresnillo PLC	3,669	95,415
G4S PLC	27,528	109,271
GlaxoSmithKline PLC	99,814	1,929,687
Hammerson PLC	13,755	89,470
Home Retail Group PLC	17,524	51,501

See accompanying notes to financial statements.	117

STATE FARM MUTUAL FUND TRUST INTERNATIONAL INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2010

	Shares	Value

Common Stocks (Cont.)

United Kingdom (Cont.)
HSBC Holdings PLC	339,215	$3,443,472
ICAP PLC	10,458	87,232
Imperial Tobacco Group PLC	19,287	591,784
Inmarsat PLC	8,616	90,473
InterContinental Hotels Group PLC	5,776	111,937
International Power PLC	29,510	201,335
Intertek Group PLC	3,014	83,409
Invensys PLC	15,644	86,391
Investec PLC	9,793	80,464
ITV PLC (a)	72,029	78,666
J Sainsbury PLC	23,788	139,562
Johnson Matthey PLC	4,169	132,468
Kazakhmys PLC	4,199	105,663
Kingfisher PLC	45,735	187,818
Land Securities Group PLC	13,274	139,488
Legal & General Group PLC	116,052	175,056
Lloyds Banking Group PLC (a)	794,545	813,875
London Stock Exchange Group PLC	2,778	36,295
Lonmin PLC (a)	2,937	90,025
Man Group PLC	33,793	155,952
Marks & Spencer Group PLC	31,416	180,739
National Grid PLC	66,743	575,446
Next PLC	3,673	113,100
Old Mutual PLC	106,262	203,943
Pearson PLC	15,836	248,874
Petrofac Ltd.	5,093	126,016
Prudential PLC	49,522	515,761
Randgold Resources Ltd.	1,757	144,500
Reckitt Benckiser Group PLC	11,941	656,256
Reed Elsevier PLC	21,623	182,553
Resolution Ltd.	27,348	99,816
Rexam PLC	17,552	91,044
Rio Tinto PLC	27,790	1,943,882
Rolls-Royce Group PLC (a)	36,193	351,549
Rolls-Royce Group PLC C Shares (a) (b)	2,316,352	3,611
Royal Bank of Scotland Group PLC (a)	345,594	210,515
Royal Dutch Shell PLC Class A	68,356	2,279,080
Royal Dutch Shell PLC Class B	51,661	1,703,519
RSA Insurance Group PLC	67,418	131,599
SABMiller PLC	18,280	643,110
Sage Group PLC, The	25,250	107,630
Schroders PLC	2,153	62,268
Scottish & Southern Energy PLC	17,955	342,922
SEGRO PLC	14,566	65,041
Serco Group PLC	9,463	81,957
Severn Trent PLC	4,494	103,557
Shire Ltd.	10,923	262,774
Smith & Nephew PLC	17,226	181,688
Smiths Group PLC	7,547	146,493
Standard Chartered PLC	44,811	1,205,517
Standard Life PLC	43,988	148,136
Tesco PLC	152,806	1,012,519
Thomas Cook Group PLC	16,975	50,205
Tui Travel PLC	11,100	42,607
Tullow Oil PLC	17,442	342,914

	Shares	Value

Common Stocks (Cont.)

United Kingdom (Cont.)
Unilever PLC	24,382	$746,214
United Utilities Group PLC	13,279	122,563
Vedanta Resources PLC	2,372	93,083
Vodafone Group PLC	1,019,998	2,636,681
Weir Group PLC, The	3,757	104,264
Whitbread PLC	3,486	97,287
William Morrison Supermarkets PLC	41,335	172,456
Wolseley PLC (a)	5,461	174,201
WPP PLC	24,441	300,846
Xstrata PLC	39,192	919,924

		45,303,255

Total Common Stocks
(cost $186,385,905)		211,403,524

Preferred Stocks (0.55%)

Germany (0.55%)
Bayerische Moteren Werke (BMW) AG PFD	1,043	53,660
Fresenius SE PFD	1,554	133,048
Henkel AG & Co. KGaA PFD	3,521	218,952
Porsche Automobil Holding SE PFD	1,700	135,530
ProSiebenSat.1 Media AG PFD (a)	1,303	39,177
RWE AG-Non Voting PFD	765	49,059
Volkswagen AG PFD	3,320	538,593

		1,168,019

Total Preferred Stocks
(cost $702,297)		1,168,019

118	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST INTERNATIONAL INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2010

	Principal amount	Value

Repurchase Agreement (0.14%)
State Street Bank & Trust Repurchase Agreement, (c) 0.010%, agreement date 12/31/2010, to be repurchased at $307,011 on 01/03/2011	$307,011	$307,011

Total Repurchase Agreement
(cost $307,011)		307,011

TOTAL INVESTMENTS (99.00%)
(cost $187,395,213)		212,878,554

CASH (d) AND OTHER ASSETS, NET OF LIABILITIES (1.00%)		2,156,139

NET ASSETS (100.00%)		$215,034,693

(a)	Non-income producing security.
(b)	In accordance with the Trust’s Valuation Procedures, State Farm Investment Management Corp. (“SFIMC”) determined the fair value for the security considering the facts and circumstances related to the particular security.
(c)	Repurchase agreement is fully collateralized by a U.S. Government Agency security with a coupon rate of 4.00%, a maturity date of September 25, 2039 and a market value of $314,505 as of December 31, 2010.
(d)	At December 31, 2010, cash in the amount of $1,241,653 has been pledged to cover, in whole or in part, initial margin requirements for open futures contracts.

FDR–Fiduciary Depository Receipt

SDR–Swedish Depository Receipt

INTERNATIONAL INDEX FUND FOREIGN CURRENCY DENOMINATIONS

Currency	Value	%

Euro	$61,978,055	29.11
Japanese Yen	47,086,659	22.12
British Pound	45,303,255	21.28
Australian Dollar	18,738,079	8.80
Swiss Franc	16,988,319	7.98
Swedish Krona	6,878,666	3.23
Hong Kong Dollar	6,081,456	2.86
Singapore Dollar	3,692,874	1.74
Danish Krone	2,132,231	1.00
Norwegian Krone	1,783,075	0.84
Israeli Shekel	1,682,371	0.79
United States Dollar	307,011	0.14
New Zealand Dollar	226,503	0.11

Total Investments	$212,878,554	100.00%

INTERNATIONAL INDEX FUND SECTOR CLASSIFICATIONS

Sector	Value	%

Financials	$50,510,577	23.49
Industrials	27,092,316	12.60
Materials	24,377,660	11.34
Consumer Discretionary	22,392,841	10.41
Consumer Staples	21,280,768	9.90
Health Care	17,427,308	8.10
Energy	16,703,103	7.77
Telecommunication Services	11,486,313	5.34
Utilities	10,698,412	4.98
Information Technology	10,602,245	4.93

Total Stocks	212,571,543	98.86
Repurchase Agreement	307,011	0.14
Cash and Other Assets, Net of Liabilities	2,156,139	1.00

Net Assets	$215,034,693	100.00%

See accompanying notes to financial statements.	119

STATE FARM MUTUAL FUND TRUST EQUITY AND BOND FUND

SCHEDULE OF INVESTMENTS

December 31, 2010

	Shares	Value

Registered Investment Companies (99.39%)
State Farm Mutual Fund Trust Bond Fund Institutional Shares (a)	5,877,934	$65,303,844
State Farm Mutual Fund Trust Equity Fund Institutional Shares (a)	18,722,761	108,592,016

Total Registered Investment Companies
(cost $198,189,468)		173,895,860

TOTAL INVESTMENTS (99.39%)
(cost $198,189,468)		173,895,860

CASH AND OTHER ASSETS, NET OF LIABILITIES (0.61%)		1,071,929

NET ASSETS (100.00%)		$174,967,789

(a)	The Equity and Bond Fund’s investment adviser is an affiliate of the issuer.

120	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST BOND FUND

SCHEDULE OF INVESTMENTS

December 31, 2010

	Principal amount	Value

Corporate Bonds (38.55%)

Aerospace/Defense (0.82%)
General Dynamics Corp.
4.250%, 05/15/2013	$1,000,000	$1,074,791
Northrop Grumman Corp.
3.700%, 08/01/2014	500,000	525,065
5.050%, 08/01/2019	500,000	534,018
Raytheon Co.
3.125%, 10/15/2020	1,500,000	1,383,134
Northrop Grumman Corp.
3.500%, 03/15/2021	500,000	465,446

		3,982,454

Agriculture, Foods, & Beverage (3.34%)
Kellogg Co.
6.600%, 04/01/2011	500,000	507,524
PepsiAmericas Inc.
5.625%, 05/31/2011	500,000	510,126
Hershey Co.
5.300%, 09/01/2011	500,000	515,582
General Mills Inc.
6.000%, 02/15/2012	500,000	527,210
Pepsico Inc.
5.150%, 05/15/2012	1,000,000	1,057,037
PepsiAmericas Inc.
5.750%, 07/31/2012	500,000	538,074
Bottling Group LLC
4.625%, 11/15/2012	500,000	534,432
Kellogg Co.
5.125%, 12/03/2012	500,000	535,868
Kraft Foods Inc.
6.000%, 02/11/2013	500,000	547,528
Pepsico Inc.
4.650%, 02/15/2013	500,000	538,404
HJ Heinz Co.
5.350%, 07/15/2013	1,000,000	1,096,413
Coca-Cola Bottling Co.
5.300%, 04/01/2015	500,000	536,138
Kellogg Co.
4.450%, 05/30/2016	1,000,000	1,076,367
Hershey Co.
5.450%, 09/01/2016	500,000	569,052
General Mills Inc.
5.700%, 02/15/2017	1,000,000	1,124,644
PepsiAmericas Inc.
5.000%, 05/15/2017	500,000	539,972
Coca-Cola Co.
5.350%, 11/15/2017	2,000,000	2,262,838
Kraft Foods Inc.
6.125%, 02/01/2018	500,000	571,148
Pepsico Inc.
7.900%, 11/01/2018	500,000	643,306
Coca-Cola Co., The
3.150%, 11/15/2020	1,000,000	938,289
Kellogg Co.
4.000%, 12/15/2020	1,000,000	986,254

		16,156,206

	Principal amount	Value

Corporate Bonds (Cont.)

Automotive (0.12%)
Daimler Chrysler North America
6.500%, 11/15/2013	$500,000	$566,034

Banks (1.76%)
Wells Fargo & Co.
4.875%, 01/12/2011	500,000	500,374
Bank of New York Mellon Corp.
4.950%, 01/14/2011	1,000,000	1,001,013
Wachovia Corp.
5.350%, 03/15/2011	500,000	504,784
Royal Bank of Canada
5.650%, 07/20/2011	500,000	512,620
Barclays Bank PLC
5.450%, 09/12/2012	1,000,000	1,071,673
Wachovia Corp.
5.700%, 08/01/2013	500,000	546,878
Mellon Funding Corp.
5.200%, 05/15/2014	500,000	549,148
US Bank NA
4.950%, 10/30/2014	500,000	544,910
Fifth Third Bank
4.750%, 02/01/2015	500,000	518,552
Wachovia Bank NA
5.600%, 03/15/2016	500,000	544,049
Wells Fargo Bank NA
5.750%, 05/16/2016	500,000	551,685
Wachovia Corp.
5.750%, 06/15/2017	500,000	553,522
KFW
4.875%, 06/17/2019	1,000,000	1,108,844

		8,508,052

Building Materials & Construction (1.45%)
Lafarge SA
6.150%, 07/15/2011	500,000	513,042
CRH America Inc.
5.625%, 09/30/2011	327,000	337,310
Cooper Industries Inc.
5.250%, 11/15/2012	1,000,000	1,073,999
Leggett & Platt Inc.
4.700%, 04/01/2013	500,000	528,460
CRH America Inc.
5.300%, 10/15/2013	1,000,000	1,073,091
Masco Corp.
4.800%, 06/15/2015	500,000	492,266
CRH America Inc.
6.000%, 09/30/2016	500,000	533,528
Masco Corp.
5.850%, 03/15/2017	500,000	498,278
Cooper US Inc.
3.875%, 12/15/2020	1,000,000	977,748
CRH America Inc.
5.750%, 01/15/2021	1,000,000	988,609

		7,016,331

See accompanying notes to financial statements.	121

STATE FARM MUTUAL FUND TRUST BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2010

	Principal amount	Value

Corporate Bonds (Cont.)

Chemicals (1.47%)
E.I. du Pont de Nemours and Co.
5.000%, 01/15/2013	$167,000	$179,369
4.125%, 03/06/2013	500,000	530,363
Rohm & Haas Co.
5.600%, 03/15/2013	500,000	534,594
E.I. du Pont de Nemours and Co.
4.875%, 04/30/2014	500,000	544,530
Praxair Inc.
5.375%, 11/01/2016	1,000,000	1,133,416
Rohm & Haas Co.
6.000%, 09/15/2017	500,000	547,220
E.I. du Pont de Nemours and Co.
6.000%, 07/15/2018	500,000	574,898
PPG Industries Inc.
7.400%, 08/15/2019	500,000	580,642
3.600%, 11/15/2020	1,000,000	931,199
E.I. du Pont de Nemours and Co.
3.625%, 01/15/2021	1,000,000	966,867
Dow Chemical Co., The
7.375%, 11/01/2029	500,000	601,061

		7,124,159

Commercial Service/Supply (0.66%)
Pitney Bowes Inc.
4.625%, 10/01/2012	500,000	524,633
RR Donnelley & Sons Co.
4.950%, 04/01/2014	1,000,000	1,024,542
Pitney Bowes Inc.
4.875%, 08/15/2014	500,000	526,598
5.750%, 09/15/2017	500,000	526,392
Cintas Corp. No. 2
6.125%, 12/01/2017	500,000	568,553

		3,170,718

Computer Software & Services (0.39%)
Microsoft Corp.
3.000%, 10/01/2020	2,000,000	1,875,394

Computers (0.54%)
International Business Machines Corp.
4.950%, 03/22/2011	500,000	504,800
6.500%, 10/15/2013	500,000	569,840
5.700%, 09/14/2017	500,000	573,877
Hewlett-Packard Co.
3.750%, 12/01/2020	1,000,000	978,094

		2,626,611

Consumer & Marketing (2.21%)
Avon Products Inc.
5.125%, 01/15/2011	500,000	500,612
Whirlpool Corp.
6.125%, 06/15/2011	1,000,000	1,022,803
Reed Elsevier Capital
4.625%, 06/15/2012	500,000	519,992

	Principal amount	Value

Corporate Bonds (Cont.)

Consumer & Marketing (Cont.)
Clorox Co.
5.450%, 10/15/2012	$1,000,000	$1,072,510
Avery Dennison Corp.
4.875%, 01/15/2013	500,000	529,588
Procter & Gamble Co., The
4.950%, 08/15/2014	1,000,000	1,110,833
Clorox Co.
5.000%, 01/15/2015	500,000	541,990
Procter & Gamble Co., The
3.150%, 09/01/2015	1,000,000	1,038,624
Estee Lauder Co. Inc.
5.550%, 05/15/2017	1,000,000	1,092,737
Kimberly-Clark Corp.
6.125%, 08/01/2017	500,000	583,536
Danaher Corp.
5.625%, 01/15/2018	500,000	565,882
Kimberly-Clark Corp.
6.250%, 07/15/2018	1,000,000	1,181,200
Colgate-Palmolive Co.
2.950%, 11/01/2020	1,000,000	933,192

		10,693,499

Electronic/Electrical Manufacturing (0.45%)
General Electric Co.
5.000%, 02/01/2013	500,000	534,486
Emerson Electric Co.
4.500%, 05/01/2013	500,000	538,224
4.750%, 10/15/2015	1,000,000	1,104,915

		2,177,625

Financial Services (2.17%)
John Deere Capital Corp.
5.650%, 07/25/2011	500,000	514,625
American Express Co.
5.250%, 09/12/2011	500,000	515,559
AMB Property L.P.
6.300%, 06/01/2013	1,000,000	1,079,897
JPMorgan Chase & Co.
5.375%, 01/15/2014	500,000	543,976
General Electric Capital Corp.
4.875%, 03/04/2015	500,000	533,544
Verizon Global Funding Corp.
4.900%, 09/15/2015	500,000	549,079
JPMorgan Chase Bank NA
5.875%, 06/13/2016	500,000	546,854
General Electric Capital Corp.
5.400%, 02/15/2017	500,000	535,217
Caterpillar Financial Services Corp.
5.850%, 09/01/2017	500,000	563,662
John Deere Capital Corp.
2.800%, 09/18/2017	2,000,000	1,942,044
JPMorgan Chase Bank NA
6.000%, 10/01/2017	1,000,000	1,108,562
Simon Property Group Inc.
6.125%, 05/30/2018	1,000,000	1,123,947

122	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2010

	Principal amount	Value

Corporate Bonds (Cont.)

Financial Services (Cont.)
Rio Tinto Finance USA Ltd.
3.500%, 11/02/2020	$1,000,000	$949,269

		10,506,235

Forest Products & Paper (0.23%)
International Paper Co.
5.250%, 04/01/2016	500,000	532,440
Willamette Industries Inc.
9.000%, 10/01/2021	500,000	558,455

		1,090,895

Health Care (4.72%)
Abbott Laboratories
5.600%, 05/15/2011	750,000	764,769
Johnson & Johnson
5.150%, 08/15/2012	500,000	536,276
AstraZeneca PLC
5.400%, 09/15/2012	500,000	539,174
Merck & Co. Inc.
4.375%, 02/15/2013	500,000	533,641
Wyeth
5.500%, 03/15/2013	500,000	546,688
Becton Dickinson & Co.
4.550%, 04/15/2013	500,000	539,154
Johnson & Johnson
3.800%, 05/15/2013	1,000,000	1,062,403
Schering-Plough Corp.
5.300%, 12/01/2013	1,000,000	1,110,801
Pfizer Inc.
4.500%, 02/15/2014	1,000,000	1,087,077
GlaxoSmithKline
4.375%, 04/15/2014	1,000,000	1,078,206
AstraZeneca PLC
5.400%, 06/01/2014	1,000,000	1,112,039
Boston Scientific Corp.
5.450%, 06/15/2014	1,000,000	1,061,316
Amgen Inc.
4.850%, 11/18/2014	500,000	549,455
Merck & Co. Inc.
4.750%, 03/01/2015	500,000	550,601
Baxter International Inc.
4.625%, 03/15/2015	1,000,000	1,089,026
Medtronic Inc.
4.750%, 09/15/2015	500,000	553,466
Abbott Laboratories
5.875%, 05/15/2016	750,000	865,802
Baxter International Inc.
5.900%, 09/01/2016	500,000	579,607
Eli Lilly & Co.
5.200%, 03/15/2017	2,000,000	2,216,878
Wyeth
5.450%, 04/01/2017	500,000	564,922
Amgen Inc.
5.850%, 06/01/2017	500,000	570,749
Johnson & Johnson
5.550%, 08/15/2017	500,000	587,378

	Principal amount	Value

Corporate Bonds (Cont.)

Health Care (Cont.)
AstraZeneca PLC
5.900%, 09/15/2017	$500,000	$579,016
Schering-Plough Corp.
6.000%, 09/15/2017	500,000	584,294
Becton Dickinson & Co.
5.000%, 05/15/2019	1,000,000	1,085,198
Baxter International Inc.
4.500%, 08/15/2019	500,000	524,352
Becton Dickinson & Co.
3.250%, 11/12/2020	1,000,000	938,622
CR Bard Inc.
4.400%, 01/15/2021	1,000,000	1,016,069

		22,826,979

Machinery & Manufacturing (2.73%)
Johnson Controls Inc.
5.250%, 01/15/2011	1,000,000	1,001,156
Bemis Co. Inc.
4.875%, 04/01/2012	500,000	520,428
Covidien International
5.450%, 10/15/2012	500,000	538,934
Parker Hannifin Corp.
4.875%, 02/15/2013	500,000	539,210
Johnson Controls Inc.
4.875%, 09/15/2013	750,000	805,892
United Technologies Corp.
4.875%, 05/01/2015	1,000,000	1,107,009
Ingersoll-Rand Co. Ltd.
4.750%, 05/15/2015	1,000,000	1,055,879
Thermo Electron Corp.
5.000%, 06/01/2015	500,000	545,692
Dover Corp.
4.875%, 10/15/2015	1,000,000	1,095,380
Honeywell International Inc.
5.400%, 03/15/2016	1,000,000	1,132,017
Caterpillar Inc.
5.700%, 08/15/2016	500,000	576,632
Eaton Corp.
5.300%, 03/15/2017	1,000,000	1,092,661
Honeywell International Inc.
5.300%, 03/15/2017	500,000	551,579
Cooper U.S. Inc.
6.100%, 07/01/2017	500,000	569,256
Covidien International
6.000%, 10/15/2017	500,000	568,254
United Technologies Corp.
5.375%, 12/15/2017	500,000	565,437
Parker Hannifin Corp.
3.500%, 09/15/2022	1,000,000	939,855

		13,205,271

Media & Broadcasting (0.79%)
Walt Disney Co., The
5.700%, 07/15/2011	1,000,000	1,028,200
Thomson Corp.
5.700%, 10/01/2014	1,000,000	1,111,197

See accompanying notes to financial statements.	123

STATE FARM MUTUAL FUND TRUST BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2010

	Principal amount	Value

Corporate Bonds (Cont.)

Media & Broadcasting (Cont.)
Walt Disney Co., The
5.625%, 09/15/2016	$1,000,000	$1,151,822
McGraw-Hill Companies Inc.
5.900%, 11/15/2017	500,000	541,200

		3,832,419

Mining & Metals (1.05%)
BHP Billiton Finance USA Ltd.
5.125%, 03/29/2012	500,000	525,900
BHP Finance USA
4.800%, 04/15/2013	500,000	541,770
Barrick Gold Finance Inc.
4.875%, 11/15/2014	1,000,000	1,098,952
Alcan Inc.
5.000%, 06/01/2015	1,000,000	1,089,209
Alcoa Inc.
5.550%, 02/01/2017	500,000	519,298
BHP Billiton Finance USA Ltd.
5.400%, 03/29/2017	500,000	553,412
Alcoa Inc.
5.870%, 02/23/2022	750,000	745,104

		5,073,645

Oil & Gas (2.45%)
Shell International Finance
5.625%, 06/27/2011	1,500,000	1,536,219
Marathon Oil Corp.
6.125%, 03/15/2012	500,000	528,372
National Fuel Gas Co.
5.250%, 03/01/2013	500,000	530,144
ConocoPhillips Australia Funding Co.
5.500%, 04/15/2013	500,000	548,257
ConocoPhillips Canada
5.625%, 10/15/2016	500,000	568,290
Apache Corp.
5.625%, 01/15/2017	500,000	570,264
Shell International Finance
5.200%, 03/22/2017	500,000	554,436
Canadian National Resources
5.700%, 05/15/2017	500,000	570,080
Weatherford International Inc.
6.350%, 06/15/2017	500,000	554,872
EOG Resources Inc.
5.875%, 09/15/2017	500,000	567,009
Husky Energy Inc.
6.200%, 09/15/2017	500,000	556,561
Encana Corp.
5.900%, 12/01/2017	500,000	568,660
Chevron Corp.
4.950%, 03/03/2019	1,000,000	1,120,928
ConocoPhillips
6.000%, 01/15/2020	500,000	582,127
Trans-Canada Pipelines
3.800%, 10/01/2020	1,000,000	975,827
Apache Corp.
3.625%, 02/01/2021	500,000	482,519

	Principal amount	Value

Corporate Bonds (Cont.)

Oil & Gas (Cont.)
Occidental Petroleum Corp.
4.100%, 02/01/2021	$1,000,000	$1,016,444

		11,831,009

Retailers (2.73%)
Albertson’s Inc.
7.500%, 02/15/2011	500,000	500,625
Home Depot Inc.
5.200%, 03/01/2011	500,000	503,635
CVS Corp.
5.750%, 08/15/2011	500,000	515,506
Costco Wholesale Corp.
5.300%, 03/15/2012	1,000,000	1,052,040
Lowe’s Companies Inc.
5.600%, 09/15/2012	500,000	539,468
Wal-Mart Stores Inc.
4.550%, 05/01/2013	1,000,000	1,080,144
McDonald’s Corp.
4.125%, 06/01/2013	1,000,000	1,067,743
Walgreen Co.
4.875%, 08/01/2013	500,000	546,121
Lowe’s Companies Inc.
5.000%, 10/15/2015	1,000,000	1,109,726
Target Corp.
5.875%, 07/15/2016	1,000,000	1,155,784
Lowe’s Companies Inc.
5.400%, 10/15/2016	500,000	568,569
McDonald’s Corp.
5.300%, 03/15/2017	500,000	557,003
Target Corp.
5.375%, 05/01/2017	500,000	560,340
CVS Caremark Corp.
5.750%, 06/01/2017	500,000	556,325
Home Depot Inc.
3.950%, 09/15/2020	1,000,000	974,766
Wal-Mart Stores Inc.
3.250%, 10/25/2020	2,000,000	1,879,692

		13,167,487

Telecom & Telecom Equipment (1.65%)
Verizon Communications
5.350%, 02/15/2011	1,000,000	1,005,440
Cisco Systems Inc.
5.250%, 02/22/2011	1,000,000	1,006,266
Vodafone Group PLC
5.500%, 06/15/2011	500,000	510,886
Telstra Corp. Ltd.
6.375%, 04/01/2012	500,000	529,042
Alltel Corp.
7.000%, 07/01/2012	500,000	542,526
Telefonica Emisiones SAU
5.855%, 02/04/2013	1,000,000	1,067,688
Vodafone Group PLC
4.150%, 06/10/2014	500,000	525,590
BellSouth Corp.
5.200%, 09/15/2014	1,000,000	1,091,685

124	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2010

	Principal amount	Value

Corporate Bonds (Cont.)

Telecom & Telecom Equipment (Cont.)
SBC Communications Inc.
5.625%, 06/15/2016	$1,000,000	$1,121,274
Vodafone Group PLC
5.450%, 06/10/2019	500,000	549,446

		7,949,843

Transportation (0.29%)
United Parcel Services Inc.
3.125%, 01/15/2021	1,500,000	1,393,497

Utilities & Energy (6.53%)
Puget Sound Energy Inc.
7.690%, 02/01/2011	500,000	502,437
Reliant Energy
7.750%, 02/15/2011	500,000	503,748
Appalachian Power Co.
5.550%, 04/01/2011	500,000	505,664
Commonwealth Edison Co.
5.400%, 12/15/2011	500,000	521,508
Appalachian Power Co.
5.650%, 08/15/2012	500,000	533,164
Northern States Power Co.
8.000%, 08/28/2012	500,000	555,614
Southern California Gas
4.800%, 10/01/2012	500,000	532,952
Georgia Power Co.
5.125%, 11/15/2012	200,000	214,910
Virginia Electric & Power
5.100%, 11/30/2012	500,000	537,376
MidAmerican Energy Co.
5.125%, 01/15/2013	1,000,000	1,075,360
Florida Power Corp.
4.800%, 03/01/2013	500,000	536,020
Public Service of Colorado
4.875%, 03/01/2013	500,000	537,367
Peoples Gas Light & Coke Co.
4.625%, 05/01/2013	500,000	526,766
Wisconsin Electric Power
4.500%, 05/15/2013	1,000,000	1,071,856
Vectren Utility Holdings
5.250%, 08/01/2013	500,000	537,991
PSI Energy
5.000%, 09/15/2013	1,000,000	1,085,285
NSTAR Electric Co.
4.875%, 04/15/2014	1,000,000	1,089,249
Union Electric Co.
5.500%, 05/15/2014	500,000	535,838
Atmos Energy Corp.
4.950%, 10/15/2014	1,000,000	1,071,662
Union Electric Co.
4.750%, 04/01/2015	500,000	527,808
Commonwealth Edison Co.
4.700%, 04/15/2015	500,000	541,578
Southwestern Electric Power
5.375%, 04/15/2015	500,000	536,282

	Principal amount	Value

Corporate Bonds (Cont.)

Utilities & Energy (Cont.)
San Diego Gas & Electric
5.300%, 11/15/2015	$500,000	$561,719
Consolidated Edison Co. NY
5.375%, 12/15/2015	1,000,000	1,123,959
Virginia Electric & Power
5.400%, 01/15/2016	500,000	562,292
Ohio Power Co.
6.000%, 06/01/2016	500,000	562,866
Commonwealth Edison Co.
5.950%, 08/15/2016	500,000	570,616
Baltimore Gas & Electric Co.
5.900%, 10/01/2016	500,000	561,844
Consolidated Edison Co. NY
5.300%, 12/01/2016	500,000	561,484
Georgia Power Co.
5.700%, 06/01/2017	500,000	564,664
Jersey Central Power & Light
5.650%, 06/01/2017	1,000,000	1,092,977
Atmos Energy Corp.
6.350%, 06/15/2017	500,000	551,145
Kansas City Power & Light Co.
5.850%, 06/15/2017	1,000,000	1,089,167
Union Electric Co.
6.400%, 06/15/2017	500,000	565,957
Florida Power Corp.
5.800%, 09/15/2017	500,000	567,979
Virginia Electric & Power
5.950%, 09/15/2017	500,000	574,735
NSTAR Electric Co.
5.625%, 11/15/2017	500,000	559,338
Pacific Gas & Electric
5.625%, 11/30/2017	500,000	562,907
Equitable Resources Inc.
5.150%, 03/01/2018	500,000	501,360
Southern California Gas
5.450%, 04/15/2018	500,000	546,906
Pacificorp
5.650%, 07/15/2018	500,000	572,268
Pacific Gas & Electric
8.250%, 10/15/2018	500,000	649,626
Alabama Power Co.
3.375%, 10/01/2020	1,000,000	945,847
Pacific Gas & Electric
3.500%, 10/01/2020	1,000,000	951,944
Kentucky Utilities (a)
3.250%, 11/01/2020	1,000,000	943,197
San Diego Gas & Electric
6.000%, 06/01/2026	500,000	576,448
Northern States Power Co.
6.200%, 07/01/2037	1,000,000	1,150,692

		31,552,372

Total Corporate Bonds
(cost $174,320,264)		186,326,735

See accompanying notes to financial statements.	125

STATE FARM MUTUAL FUND TRUST BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2010

	Principal amount	Value

Taxable Municipal Bonds (0.43%)
Illinois State
3.850%, 06/01/2013	$1,000,000	$1,010,750
Dartmouth College
4.750%, 06/01/2019	1,000,000	1,078,980

Total Taxable Municipal Bonds
(cost $1,985,076)		2,089,730

Commercial Mortgage-Backed Securities (0.87%)
LB-UBS Commercial Mortgage Trust Series 2004-C2 Class A4
4.367%, 03/15/2036	2,000,000	2,079,596
Morgan Stanley Capital Series 2004-T13 Class A4
4.660%, 09/13/2045	2,000,000	2,112,798

Total Commercial Mortgage-Backed Securities
(cost $3,884,624)		4,192,394

Government Agency Securities (b) (21.81%)

Agency Notes & Bonds (1.92%)
Federal Home Loan Mortgage Corp.
4.500%, 07/15/2013	1,500,000	1,634,232
Federal National Mortgage Association
4.375%, 09/15/2012	1,500,000	1,595,288
5.500%, 05/10/2027	5,000,000	5,366,495
7.125%, 01/15/2030	500,000	661,992

		9,258,007

Mortgage-Backed Securities (19.89%)
Federal Home Loan Mortgage Corp.
5.000%, 07/01/2018	288,504	307,663
5.000%, 09/01/2018	264,488	284,859
5.000%, 09/01/2018	176,814	188,555
4.500%, 11/01/2018	535,201	564,972
5.500%, 11/01/2018	170,404	183,797
5.000%, 01/01/2019	209,620	223,671
5.000%, 04/01/2019	246,584	263,113
4.000%, 05/01/2019	276,225	286,497
4.500%, 05/01/2019	324,492	343,150
5.500%, 06/01/2019	361,706	390,134
5.000%, 01/01/2020	272,578	290,849
5.500%, 04/01/2020	337,166	362,401
5.500%, 07/01/2020	598,805	645,868
6.000%, 07/01/2021	551,065	601,780
4.500%, 05/01/2024	1,916,763	2,005,413
4.500%, 05/01/2024	653,878	683,302
4.500%, 09/01/2024	1,469,565	1,535,695
5.000%, 10/01/2024	1,524,150	1,617,742
4.000%, 10/01/2024	1,696,076	1,744,309
4.000%, 01/01/2025	1,691,255	1,744,371
4.000%, 07/01/2025	1,960,864	2,019,996
6.000%, 11/01/2028	33,621	36,949
6.500%, 06/01/2029	56,678	63,729
7.500%, 12/01/2030	1,752	2,012
7.000%, 07/01/2031	4,877	5,558
6.500%, 09/01/2031	10,157	11,421
6.000%, 11/01/2032	130,404	143,313

	Principal amount	Value

Government Agency Securities (Cont.)

Mortgage-Backed Securities (Cont.)
6.000%, 12/01/2032	$62,621	$68,820
5.500%, 05/01/2033	1,064,215	1,143,408
5.500%, 07/01/2033	981,536	1,054,577
5.000%, 08/01/2033	724,674	765,013
5.500%, 03/01/2034	327,949	351,842
5.000%, 04/01/2034	533,295	562,314
6.000%, 07/01/2034	815,879	892,819
5.500%, 05/01/2035	984,652	1,063,464
5.000%, 05/01/2035	1,017,861	1,074,520
4.500%, 08/01/2035	530,156	546,590
5.000%, 10/01/2035	595,057	627,066
6.500%, 08/01/2036	563,387	626,615
5.500%, 10/01/2037	876,579	935,236
5.500%, 11/01/2037	1,180,346	1,259,329
6.000%, 01/01/2038	439,775	476,850
6.000%, 01/01/2038	935,387	1,014,244
5.000%, 06/01/2039	1,543,873	1,620,164
4.500%, 06/01/2039	1,772,933	1,818,471
4.500%, 10/01/2039	2,566,972	2,632,905
5.000%, 10/01/2039	2,323,032	2,437,824
5.000%, 01/01/2040	868,781	911,712
4.500%, 02/01/2040	910,365	933,747
Federal National Mortgage Association
6.000%, 09/01/2013	47,748	50,257
5.500%, 12/01/2016	50,055	53,910
5.500%, 01/01/2017	30,583	32,939
6.500%, 01/01/2017	30,494	33,271
5.500%, 01/01/2017	184,934	199,179
5.500%, 02/01/2017	183,304	197,424
5.000%, 03/01/2017	171,552	183,480
6.000%, 04/01/2017	30,353	33,108
5.500%, 01/01/2018	90,086	97,138
5.000%, 02/01/2018	244,578	261,584
5.000%, 05/01/2018	407,775	436,637
5.000%, 05/01/2018	384,016	411,197
4.500%, 05/01/2018	442,164	468,417
4.500%, 05/01/2018	488,030	517,007
5.000%, 05/01/2018	196,988	209,825
4.500%, 03/01/2019	296,883	312,960
5.500%, 10/01/2019	615,424	668,216
5.000%, 11/01/2019	521,649	557,919
4.500%, 12/01/2019	323,397	342,194
5.000%, 06/01/2020	590,762	633,685
4.500%, 09/01/2020	507,822	535,435
5.000%, 05/01/2021	736,374	784,354
5.500%, 05/01/2021	431,158	469,221
4.500%, 04/01/2023	440,025	462,026
5.000%, 01/01/2024	905,318	960,910
4.500%, 04/01/2024	561,013	588,362
4.000%, 06/01/2024	1,522,171	1,569,976
4.500%, 11/01/2024	1,154,072	1,210,333
3.500%, 12/01/2025	1,000,000	1,009,219
7.500%, 09/01/2029	34,768	39,846
8.000%, 03/01/2030	3,724	3,785

126	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2010

	Principal amount	Value

Government Agency Securities (Cont.)

Mortgage-Backed Securities (Cont.)
6.500%, 05/01/2030	$49,375	$55,517
6.500%, 08/01/2031	12,140	13,651
7.000%, 08/01/2031	3,695	4,166
6.500%, 10/01/2031	33,123	37,244
6.000%, 11/01/2031	28,102	30,957
7.000%, 01/01/2032	47,914	54,565
6.500%, 03/01/2032	19,391	21,803
6.000%, 03/01/2032	42,415	46,724
7.000%, 04/01/2032	46,837	53,362
6.500%, 04/01/2032	116,588	131,093
6.500%, 05/01/2032	328,860	370,281
6.000%, 05/01/2032	30,991	34,140
7.000%, 06/01/2032	50,503	57,408
6.500%, 06/01/2032	25,955	29,184
7.000%, 06/01/2032	72,434	82,511
6.500%, 07/01/2032	109,064	122,633
6.000%, 08/01/2032	205,605	226,495
5.500%, 10/01/2032	593,229	638,699
6.500%, 10/01/2032	209,038	235,046
6.000%, 11/01/2032	216,769	238,793
6.000%, 01/01/2033	163,429	180,033
5.500%, 03/01/2033	168,651	181,788
5.500%, 03/01/2033	389,339	419,668
6.000%, 04/01/2033	367,283	404,600
5.000%, 05/01/2033	300,730	318,067
5.000%, 05/01/2033	399,990	423,050
5.000%, 08/01/2033	608,223	643,288
5.500%, 10/01/2033	424,077	457,112
5.000%, 03/01/2034	1,093,140	1,156,161
5.500%, 05/01/2034	698,515	752,913
6.000%, 07/01/2034	389,882	427,667
5.500%, 12/01/2034	915,069	986,065
5.500%, 04/01/2035	774,848	834,966
5.000%, 07/01/2035	897,721	947,793
5.500%, 07/01/2035	941,134	1,012,093
5.000%, 10/01/2035	721,619	761,868
5.000%, 11/01/2035	426,725	450,526
6.000%, 08/01/2036	861,176	938,716
6.000%, 12/01/2037	317,353	345,332
5.500%, 02/01/2038	842,313	901,741
5.500%, 06/01/2038	2,114,018	2,263,171
4.500%, 03/01/2039	1,791,235	1,845,919
4.500%, 05/01/2039	1,743,464	1,794,184
5.000%, 05/01/2039	1,663,766	1,754,484
5.000%, 11/01/2039	2,192,776	2,327,415
4.500%, 01/01/2040	1,760,461	1,808,979
4.500%, 09/01/2040	2,932,893	3,013,266
Government National Mortgage Association
6.000%, 05/15/2017	124,132	136,338
6.500%, 06/15/2028	62,711	71,222
6.000%, 11/15/2028	47,389	52,323
6.500%, 03/15/2029	76,775	87,165
7.000%, 06/15/2029	49,195	56,363
7.500%, 08/20/2030	14,778	17,028
6.000%, 01/15/2032	27,710	30,595

	Principal amount	Value

Government Agency Securities (Cont.)

Mortgage-Backed Securities (Cont.)
5.500%, 10/15/2033	$454,999	$494,311
5.000%, 11/20/2033	664,678	711,229
6.000%, 12/20/2033	197,530	218,024
5.500%, 11/15/2038	1,399,885	1,514,348
5.000%, 09/15/2039	2,196,784	2,337,051
4.500%, 10/15/2039	2,840,654	2,953,078
5.000%, 12/15/2039	861,070	916,052
4.000%, 09/20/2040	3,976,911	4,009,320

		96,142,047

Total Government Agency Securities
(cost $101,067,716)		105,400,054

U.S. Treasury Obligations (34.15%)
U.S. Treasury Bonds
7.500%, 11/15/2016	500,000	642,617
8.125%, 08/15/2019	750,000	1,044,902
6.250%, 08/15/2023	11,000,000	13,825,625
6.875%, 08/15/2025	1,000,000	1,336,719
U.S. Treasury Notes
1.375%, 05/15/2013	5,000,000	5,071,900
2.625%, 07/31/2014	2,000,000	2,091,718
2.375%, 08/31/2014	1,000,000	1,035,938
4.250%, 11/15/2014	1,000,000	1,105,547
4.000%, 02/15/2015	2,000,000	2,191,094
4.125%, 05/15/2015	1,000,000	1,101,172
2.125%, 05/31/2015	5,000,000	5,079,700
4.250%, 08/15/2015	2,000,000	2,214,532
4.500%, 11/15/2015	10,000,000	11,196,090
4.500%, 02/15/2016	10,000,000	11,197,660
2.625%, 04/30/2016	1,000,000	1,023,672
3.250%, 07/31/2016	2,000,000	2,105,156
3.000%, 08/31/2016	1,000,000	1,038,125
2.750%, 05/31/2017	5,000,000	5,063,670
4.250%, 11/15/2017	12,000,000	13,229,064
3.500%, 02/15/2018	12,000,000	12,623,436
3.875%, 05/15/2018	2,000,000	2,151,876
3.750%, 11/15/2018	17,000,000	18,082,424
3.125%, 05/15/2019	2,000,000	2,021,094
3.625%, 08/15/2019	2,000,000	2,089,376
3.375%, 11/15/2019	10,000,000	10,208,590
3.625%, 02/15/2020	30,000,000	31,134,360
3.500%, 05/15/2020	5,000,000	5,121,900

Total U.S. Treasury Obligations
(cost $162,273,277)		165,027,957

See accompanying notes to financial statements.	127

STATE FARM MUTUAL FUND TRUST BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2010

	Shares	Value

Short-term Investments (3.36%)
JPMorgan U.S. Government Money Market Fund	16,230,648	$16,230,648

Total Short-term Investments
(cost $16,230,648)		16,230,648

TOTAL INVESTMENTS (99.17%)
(cost $459,761,605)		$479,267,518

OTHER ASSETS, NET OF LIABILITIES (0.83%)		4,032,456

NET ASSETS (100.00%)		$483,299,974

(a)	Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2010, the value of these securities amounted to $943,197 or 0.20% of net assets.
(b)	The obligations of these U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury. On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corp. (“Freddie Mac”) into conservatorship. The United States Treasury has put in place a set of financing agreements to help ensure that these entities continue to meet their obligations to holders of bonds they have issued or guaranteed.

128	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST TAX ADVANTAGED BOND FUND

SCHEDULE OF INVESTMENTS

December 31, 2010

	Coupon rate	Maturity date	Rating (Moody’s or S&P) (a)	Principal amount	Value
Long-term Municipal Bonds (b) (97.70%)

Alabama (3.59%)
City of Athens, Alabama, General Obligation Warrants	4.000%	09/01/2021	AA-	$1,155,000	$1,170,673
City of Trussville, Alabama, General Obligation Warrants, Series 2006-A	5.000%	10/01/2022	Aa2	1,000,000	1,046,680
City of Tuscaloosa, Alabama, General Obligation Warrants, Series 2010-A	4.750%	07/01/2024	Aa1	1,025,000	1,073,882
City of Madison (Alabama), General Obligation School Warrants, Series 2009	5.250%	02/01/2026	Aa2	500,000	525,820
City of Huntsville, Alabama, General Obligation Warrants, Series 2007-A	4.750%	05/01/2027	Aaa	2,000,000	2,009,640
City of Madison (Alabama), General Obligation School Warrants, Series 2009	5.125%	02/01/2030	Aa2	2,305,000	2,316,248
City of Madison (Alabama), General Obligation School Warrants, Series 2009	5.250%	02/01/2031	Aa2	1,000,000	1,007,150

					9,150,093

Alaska (1.72%)
Municipality of Anchorage, Alaska, Senior Lien Electric Revenue Bonds, 2009 Series A (Tax-Exempt)	4.000%	12/01/2020	A+	1,000,000	1,002,950
Municipality of Anchorage, Alaska, Senior Lien Electric Revenue Bonds, 2009 Series A (Tax-Exempt)	5.000%	12/01/2022	A+	2,220,000	2,338,925
Matanuska-Susitna Borough, Alaska, General Obligation School Bonds, 2009 Series A	5.000%	07/01/2029	Aa2	1,035,000	1,045,692

					4,387,567

Arizona (4.22%)
City of Glendale, Arizona, General Obligation Refunding Bonds, Series 2010	5.000%	07/01/2018	AA	2,100,000	2,367,813
Maricopa County, Arizona, Tempe Elementary School District No. 3, School Improvement Bonds, Project of 2005, Series B (2007)	4.500%	07/01/2021	Aa2	885,000	908,541
Tucson Unified School District No. 1 of Pima County, Arizona, School Improvement Bonds, Project of 2004, Series C (2007)	4.500%	07/01/2021	A+	1,300,000	1,340,573
City of Phoenix, Civic Improvement Corporation, Senior Lien Wastewater System Revenue Refunding Bonds, Series 2008	5.500%	07/01/2023	Aa2	1,000,000	1,095,560
Pima County, Arizona, General Obligation Bonds, Series 2009A	4.000%	07/01/2023	AA-	1,500,000	1,461,105
Sedona-Oak Creek Joint Unified School District No. 9 of Coconino and Yavapai Counties, Arizona, School Improvement Bonds, Project of 2007, Series B (2009)	5.000%	07/01/2023	A+	1,460,000	1,552,316
Amphitheater Unified School District No. 10 of Pima County, Arizona, School Improvement Bonds, Project of 2007, Series B (2009) (Bank Qualified)	5.000%	07/01/2027	A+	2,000,000	2,033,180

					10,759,088

Arkansas (1.48%)
Beaver Water District of Benton and Washington Counties, Arkansas, Water Refunding Revenue Bonds, Seres 2010	3.000%	11/15/2020	AA+	1,300,000	1,222,715
Beaver Water District of Benton and Washington Counties, Arkansas, Water Refunding Revenue Bonds, Seres 2010	4.000%	11/15/2021	AA+	1,000,000	1,025,390
Conway School District No. 1 of Faulkner County, Arkansas Refunding Bonds	4.000%	02/01/2022	Aa3	1,570,000	1,526,118

					3,774,223

California (6.70%)
Department of Water and Power of the City of Los Angeles, California, Power System Revenue Bonds, 2001 Series A, Subseries A-1	5.250%	07/01/2015	Aa3	1,500,000	1,526,775
State of California, Economic Recovery Bonds, Series A	5.000%	07/01/2017	A+	900,000	915,858
Moulton-Niguel California, Water District Consolidated Refunding Bonds	5.000%	09/01/2017	AA	1,395,000	1,483,331
Moulton-Niguel California, Water District Consolidated Refunding Bonds	5.000%	09/01/2018	AA	450,000	475,407
State of California, General Obligation Bonds	5.250%	02/01/2019	A-	2,200,000	2,293,720
Grossmont Healthcare District, San Diego County, California, General Obligation Bonds, 2006 Election, 2007 Series A	5.000%	07/15/2020	Aa2	900,000	947,547
City of Napa (Napa County California) Water Revenue Bonds, Series 2007 (Water System Improvement Projects)	4.500%	05/01/2022	AA-	560,000	563,646
State of California, Various Purpose General Obligation Bonds	5.000%	11/01/2022	A-	600,000	604,194
Santa Barbara County, California, Santa Barbara Schools Financing Authority, 2007 General Obligation Revenue Bonds, Series B	4.750%	08/01/2024	Aa2	1,000,000	979,400
Desert Water Agency Financing Corporation (Water System Improvement Project) Series 2007	4.750%	05/01/2025	AA	885,000	854,600

See accompanying notes to financial statements.	129

STATE FARM MUTUAL FUND TRUST TAX ADVANTAGED BOND FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2010

	Coupon rate	Maturity date	Rating (Moody’s or S&P) (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)

California (Cont.)
Yosemite Community College District, (Stanislaus, Tuolumne, Calaveras, San Joaquin, Santa Clara and Merced Counties, California), Tax-Exempt General Obligation Bonds, Election of 2004, Series 2005A	5.000%	08/01/2025	AA-	$1,195,000	$1,229,846
State of California, Various Purpose General Obligation Bonds	5.500%	03/01/2026	A-	1,300,000	1,321,411
Desert Water Agency Financing Corporation (Water System Improvement Project) Series 2007	4.750%	05/01/2026	AA	930,000	875,734
Placentia-Yorba Linda Unified School District, (Orange County, California), General Obligation Bonds, 2002 Election, Series C	5.000%	08/01/2029	AA-	1,000,000	980,990
Ventura County Community College District (Ventura County, California) Election of 2002 General Obligation Bonds, Series C	5.500%	08/01/2029	Aa2	1,000,000	1,046,550
Santa Clara Unified School District, (Santa Clara County, California), General Obligation Bonds, Election of 2004, Series 2008	5.000%	07/01/2030	AA	1,000,000	987,730

					17,086,739

Colorado (1.39%)
Arapahoe County Water & Wastewater Public Improvement District (In Arapahoe County, Colorado) General Obligation Project Bonds, Series 2002A	5.750%	12/01/2018	NR	1,320,000	1,372,760
City of Colorado Springs, Colorado, Utilities System Subordinate Lien Improvement Revenue Bonds, Series 2005B	4.750%	11/15/2022	Aa2	250,000	257,308
Eagle River Water and Sanitation District (Eagle County, Colorado), Enterprise Water Revenue Bonds, Series 2009	4.250%	12/01/2024	A+	675,000	661,088
Cherry Creek School District No. 5, (Arapahoe County, Colorado), General Obligation Bonds, Series 2009	5.000%	12/15/2025	Aa2	1,185,000	1,261,622

					3,552,778

Connecticut (1.60%)
Town of Clinton, Connecticut, General Obligation Bonds (Prerefunded to 01-15-2012 @ 100) (c)	5.000%	01/15/2021	Aa2	265,000	277,238
Town of New Canaan, Connecticut, General Obligation Refunding Bonds, Series C	4.000%	04/01/2021	Aaa	1,010,000	1,052,450
Town of New Canaan, Connecticut, General Obligation Refunding Bonds, Issue of 2010, Series A	4.000%	06/15/2023	Aaa	1,230,000	1,243,407
Town of Bethel, Connecticut, General Obligation Bonds, Issue of 2009, Series A	4.000%	11/15/2026	AA+	950,000	914,261
Town of Bethel, Connecticut, General Obligation Sewer Bonds, Issue of 2009, Series B	4.000%	11/15/2026	AA+	620,000	596,676

					4,084,032

Delaware (1.19%)
The Delaware River and Bay Authority, Revenue Bonds, Refunding Series 2005	5.000%	01/01/2021	A1	1,625,000	1,683,744
The City of Wilmington, Delaware, General Obligation Bonds, Series of 2008A (Prerefunded to 12-01-2018 @ 100) (c)	5.000%	12/01/2028	A1	1,120,000	1,303,120
The City of Wilmington, Delaware, General Obligation Bonds, Series of 2008A	5.000%	12/01/2028	AA-	50,000	51,882

					3,038,746

Florida (5.63%)
State of Florida, Department of Transportation, Turnpike Revenue Bonds, Series 2010B	5.000%	07/01/2019	Aa3	2,085,000	2,322,690
State of Florida, Department of Transportation, Turnpike Revenue Bonds, Series 2006A	4.200%	07/01/2021	Aa3	1,500,000	1,492,440
JEA Florida, Electric System Revenue Bonds, Series Three D-1	4.000%	10/01/2021	AA-	1,000,000	1,001,240
City of Fort Lauderdale, Florida, Water and Sewer Revenue Bonds, Series 2010	4.000%	03/01/2023	AA	1,265,000	1,235,159
State of Florida, Department of Transportation, Turnpike Revenue Bonds, Series 2010B	5.000%	07/01/2024	Aa3	3,130,000	3,321,556
City of Winter Park, Florida, Water and Sewer Refunding and Improvement Revenue Bonds, Series 2009	4.250%	12/01/2024	AA-	1,000,000	957,360
City of Palm Bay, Florida, Utility System Improvement Revenue Bonds, Series 2005A	5.000%	10/01/2026	A	1,350,000	1,357,816
Coral Springs Improvement District, Subordinate Water and Sewer Revenue Bonds, Series 2007	4.500%	06/01/2027	NR	1,000,000	930,650
City of Tallahassee, Florida, Consolidated Utility Systems Revenue Bonds, Series 2007	5.000%	10/01/2027	Aa1	1,700,000	1,744,846

					14,363,757

130	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST TAX ADVANTAGED BOND FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2010

	Coupon rate	Maturity date	Rating (Moody’s or S&P) (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)

Georgia (1.53%)
Cherokee County Water and Sewerage Authority (Georgia), Water and Sewerage Revenue Bonds, Series 2010	4.000%	08/01/2022	AA-	$250,000	$249,078
Upper Oconee Basin Water Authority, Georgia, Revenue Refunding Bonds, Series 2005	5.000%	07/01/2023	Aa2	1,000,000	1,052,460
Cherokee County Water and Sewerage Authority (Georgia), Water and Sewerage Revenue Bonds, Series 2010	4.000%	08/01/2023	AA-	320,000	313,485
Spalding County Water and Sewerage Facilities Authority (Georgia), Revenue Bonds, Series 2008	6.125%	09/01/2028	Aa3	1,000,000	1,081,980
Fayette County, Georgia, Water Revenue Bonds, Series 2009	4.750%	10/01/2029	Aa2	1,205,000	1,203,434

					3,900,437

Hawaii (0.86%)
State of Hawaii, Highway Revenue Bonds, Series 2008	6.000%	01/01/2029	Aa2	2,000,000	2,192,420

Idaho (1.21%)
Joint School District Number 2 (Meridian) Ada and Canyon Counties, Idaho General Obligation School Bonds, Series 2002 (Prerefunded to 07-30-2012 @ 100) (c)	5.125%	07/30/2019	AA-	500,000	534,635
Nampa School District Number 131, Canyon County, Idaho, General Obligation School Bonds, Series 2003	4.875%	08/15/2020	A	1,000,000	1,061,730
Independent School District of Boise City, Ada and Boise Counties, Idaho, General Obligation Bonds, Series 2007	4.750%	08/01/2024	AA	1,430,000	1,480,536

					3,076,901

Illinois (1.95%)
The Illinois State Toll Highway Authority, Toll Highway Senior Priority Revenue Bonds, 2005 Series A	4.125%	01/01/2020	Aa3	5,000,000	4,979,550

Indiana (2.40%)
City of Fort Wayne, Indiana, Sewage Works Revenue Bonds of 2010	4.500%	08/01/2019	Aa3	2,005,000	2,075,616
Highland School Building Corporation, Lake County, Indiana, First Mortgage Refunding Bonds, Series 2003	5.000%	01/10/2020	AA+	1,310,000	1,368,125
Town of Zionsville, Indiana, Sewage Works Revenue Bonds of 2010, Series A	3.150%	07/15/2021	AA-	255,000	227,919
Town of Zionsville, Indiana, Sewage Works Revenue Bonds of 2010, Series A	3.300%	07/15/2022	AA-	270,000	240,219
Town of Zionsville, Indiana, Sewage Works Revenue Bonds of 2010, Series A	3.450%	07/15/2023	AA-	285,000	252,615
Town of Zionsville, Indiana, Sewage Works Revenue Bonds of 2010, Series A	3.600%	07/15/2024	AA-	305,000	267,830
Town of Zionsville, Indiana, Sewage Works Revenue Bonds of 2010, Series A	3.750%	07/15/2025	AA-	325,000	282,480
City of Fort Wayne, Indiana, Sewage Works Revenue Bonds of 2010	4.500%	08/01/2025	Aa3	1,000,000	949,650
Indiana Housing and Community Development Authority, Single Family Mortgage Revenue Bonds, 2008 Series A	6.250%	07/01/2033	Aaa	430,000	454,729

					6,119,183

Iowa (3.18%)
City of Des Moines, Iowa, General Obligation Refunding Bonds, Series 2010B, (Urban Renewal)	4.000%	06/01/2020	Aa1	1,245,000	1,300,975
City of Des Moines, Iowa, General Obligation Refunding Bonds, Series 2010B, (Urban Renewal)	4.000%	06/01/2021	Aa1	1,300,000	1,342,042
City of Des Moines, Iowa, General Obligation Refunding Bonds, Series 2010B, (Urban Renewal)	4.000%	06/01/2023	Aa1	1,410,000	1,428,922
City of Des Moines, Iowa, General Obligation Bonds, Series 2008D	4.250%	06/01/2025	Aa1	1,015,000	1,003,114
Board of Regents, State of Iowa, Academic Building Revenue Bonds, Series S.U.I. 2008 (The State University of Iowa)	4.750%	07/01/2028	AA	1,785,000	1,790,569
Ankeny Community School District, Polk County, Iowa, General Obligation School Bonds, Series 2009	5.000%	06/01/2029	Aa3	1,270,000	1,251,915

					8,117,537

Kansas (5.25%)
City of Derby, Kansas, General Obligation Water System Refunding Bonds, Series 2004-A	5.000%	12/01/2019	Aa3	730,000	759,777

See accompanying notes to financial statements.	131

STATE FARM MUTUAL FUND TRUST TAX ADVANTAGED BOND FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2010

	Coupon rate	Maturity date	Rating (Moody’s or S&P) (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)

Kansas (Cont.)
City of Wichita, Kansas, General Obligation Bonds, Series 790	4.375%	09/01/2020	Aa1	$620,000	$648,911
Kansas Development Finance Authority, Kansas Water Pollution Control Revolving Fund Revenue Bonds, Series 2001 (Prerefunded to 11-01-2011 @ 100) (c)	4.800%	11/01/2020	Aaa	450,000	466,614
City of Derby, Kansas, General Obligation Water System Refunding Bonds, Series 2004-A	5.000%	12/01/2021	Aa3	245,000	252,938
Unified School District No. 512, Johnson County, Kansas (Shawnee Mission), General Obligation School Bonds, Series 2005-C	4.250%	10/01/2022	Aaa	4,265,000	4,372,990
Unified School District No. 512, Johnson County, Kansas (Shawnee Mission), General Obligation School Bonds, Series 2005-C	5.000%	10/01/2025	Aaa	1,000,000	1,040,340
Johnson County, Kansas, Internal Improvement Bonds, Series 2008A	4.750%	09/01/2027	Aaa	1,840,000	1,889,809
Johnson County, Kansas, Internal Improvement Bonds, Series 2008A	4.750%	09/01/2028	Aaa	2,460,000	2,507,306
City of Wichita, Kansas, Water and Sewer Utility Revenue Bonds, Series 2009A	5.000%	10/01/2030	AA-	1,400,000	1,444,912

					13,383,597

Kentucky (3.17%)
Boone-Florence Water Commission (Kentucky), Water Supply System Refunding Revenue Bonds, Series 2010	3.250%	12/01/2019	Aa3	2,105,000	2,008,023
Northern Kentucky University, General Receipts Bonds, 2007 Series A	4.300%	09/01/2025	A1	2,840,000	2,694,507
Louisville/Jefferson County Metro Government, General Obligation Bonds, Series 2006A	4.250%	11/01/2025	Aa1	1,000,000	995,590
Northern Kentucky University, General Receipts Bonds, 2007 Series A	4.300%	09/01/2026	A1	2,545,000	2,374,001

					8,072,121

Louisiana (0.37%)
State of Louisiana, General Obligation Match Bonds, Series 2006-B	5.000%	07/15/2025	AA-	900,000	932,931

Maine (0.40%)
Maine Turnpike Authority, Turnpike Revenue Bonds, Series 2004	5.250%	07/01/2030	A+	1,000,000	1,021,700

Maryland (0.97%)
Baltimore County, Maryland, General Obligation Bonds, Consolidated Public Improvement, Series 2002	5.000%	09/01/2014	Aaa	1,250,000	1,330,388
Washington Suburban Sanitary District, Maryland, Water Supply Bonds of 2005 (Prerefunded to 06-01-2015) (c)	5.000%	06/01/2023	Aaa	1,000,000	1,144,980

					2,475,368

Massachusetts (0.43%)
The Commonwealth of Massachusetts, General Obligation Bonds, Consolidated Loan of 2003, Series C (Prerefunded to 08-01-2013 @ 100) (c)	5.250%	08/01/2020	AA	1,000,000	1,106,300

Michigan (0.80%)
Forest Hills Public Schools, County of Kent, State of Michigan, 2010 School Building and Site Bonds, Series II, (General Obligation - Unlimited Tax)	4.000%	05/01/2019	AA	500,000	509,205
Forest Hills Public Schools, County of Kent, State of Michigan, 2010 School Building and Site Bonds, Series II, (General Obligation - Unlimited Tax)	4.000%	05/01/2021	AA	500,000	494,560
Forest Hills Public Schools County of Kent, State of Michigan, 2007 School Building and Site Bonds (General Obligation - Unlimited Tax)	4.750%	05/01/2024	AA	1,000,000	1,032,450

					2,036,215

Minnesota (2.44%)
Independent School District Number 181 (Brainerd), Minnesota, General Obligation School Building Bonds, Series 2002A	5.375%	02/01/2019	A1	2,500,000	2,660,025
Independent School District No. 719 (Prior Lake/Savage Area Schools), Minnesota, General Obligation School Building Refunding Bonds, Series 2010A	4.000%	02/01/2021	A1	1,000,000	1,026,800
State of Minnesota, General Obligation State Various Purpose Bonds, Series 2009H	4.500%	11/01/2024	Aa1	1,000,000	1,052,770
Hennepin County, Minnesota, General Obligation Senior Sales Tax Revenue Bonds, Series 2010E	4.375%	12/15/2026	Aaa	1,500,000	1,494,000

					6,233,595

132	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST TAX ADVANTAGED BOND FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2010

	Coupon rate	Maturity date	Rating (Moody’s or S&P) (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)

Mississippi (1.03%)
Mississippi Development Bank, Special Obligation Bonds, Series 2010A, (City of Jackson, Mississippi General Obligation Refunding Project)	3.000%	03/01/2019	AA-	$500,000	$471,615
Mississippi Development Bank, Special Obligation Bonds, Series 2010A, (City of Jackson, Mississippi General Obligation Refunding Project)	5.000%	03/01/2020	AA-	1,000,000	1,087,170
Mississippi Development Bank, Special Obligation Bonds, Series 2010A, (City of Jackson, Mississippi General Obligation Refunding Project)	5.000%	03/01/2021	AA-	1,000,000	1,073,600

					2,632,385

Missouri (1.44%)
Missouri State Improvement and Energy Water Pollution Revenue, Series 2000B	5.625%	07/01/2016	Aaa	535,000	536,279
Missouri Highways and Transportation Commission, State Road Bonds, Series A 2003 (Prerefunded to 02-01-2012 @ 100) (c)	4.625%	02/01/2022	Aaa	1,000,000	1,044,710
Parkway C-2 School District, St. Louis County, Missouri, General Obligation Refunding and Improvement Bonds, Series 2009	4.625%	03/01/2025	AAA	1,000,000	1,032,530
School District of the City of Ladue, St. Louis County, Missouri, General Obligation Refunding and Improvement Bonds, Series 2007	5.000%	03/01/2025	AAA	1,000,000	1,061,880

					3,675,399

Montana (0.13%)
State of Montana, General Obligation Bonds, (Drinking Water State Revolving Fund Program), Series 2005F	4.750%	07/15/2018	AA	315,000	342,626

Nebraska (1.30%)
City of Lincoln, Nebraska, Lincoln Electric System Revenue and Refunding Bonds, Series 2002	5.000%	09/01/2015	Aa2	1,595,000	1,697,016
Omaha Public Power District (Nebraska) Electric System Revenue Bonds, 2008 Series A	5.500%	02/01/2028	AA	1,500,000	1,607,775

					3,304,791

New Hampshire (0.86%)
City of Manchester, New Hampshire, Water Revenue Bonds, Series 2003	5.000%	12/01/2021	Aa2	610,000	640,909
City of Manchester, New Hampshire, Water Revenue Bonds, Series 2003	5.000%	12/01/2023	Aa2	980,000	1,021,895
New Hampshire Municipal Bond Bank, 2007 Series B Bonds	4.750%	08/15/2024	A1	500,000	519,220

					2,182,024

New Jersey (3.70%)
Passaic Valley Sewer Commissioners, State of New Jersey, Sewer System Bonds, Series F	5.000%	12/01/2018	A2	1,300,000	1,337,076
Township of Toms River, County of Ocean, New Jersey, General Improvement Bonds, Series 2010A	3.000%	06/15/2019	AA	2,000,000	1,976,420
County of Essex, New Jersey, General Obligation Bonds, Series 2010, County College Bonds, Series 2010C (Tax-Exempt)	5.000%	08/01/2019	Aa2	1,550,000	1,735,488
Township of Parsippany-Troy Hills, In the County of Morris, New Jersey, General Obligation Bonds	2.750%	11/01/2019	AA	1,735,000	1,666,641
Township of Parsippany-Troy Hills, In the County of Morris, New Jersey, General Obligation Bonds	3.000%	11/01/2020	AA	1,550,000	1,478,390
Middlesex County Improvement Authority, (County of Middlesex, State of New Jersey),
County-Guaranteed Open Space Trust Fund Revenue Bonds, Series 2009A	4.000%	12/15/2021	Aa1	1,205,000	1,242,488

					9,436,503

New Mexico (3.04%)
New Mexico Finance Authority, State Transportation, Refunding Revenue Bonds, (Senior Lien), Series 2010B	5.000%	06/15/2018	Aa1	4,000,000	4,625,400
City of Santa Fe, New Mexico, General Obligation Bonds, Series 2010	4.000%	08/01/2022	AA	570,000	579,508
Albuquerque Bernalillo County Water Utility Authority, Joint Water and Sewer System Improvement Revenue Bonds, Series 2005	4.400%	07/01/2024	Aa1	1,000,000	1,014,640

See accompanying notes to financial statements.	133

STATE FARM MUTUAL FUND TRUST TAX ADVANTAGED BOND FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2010

	Coupon rate	Maturity date	Rating (Moody’s or S&P) (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)

New Mexico (Cont.)
City of Santa Fe, New Mexico, Water Utility System / Capital Outlay Gross Receipts Tax Revenue Bonds, Series 2009A (Tax-Exempt)	5.000%	06/01/2025	AA+	$470,000	$493,660
Albuquerque Bernalillo County Water Utility Authority, Joint Water and Sewer System Improvement Revenue Bonds, Series 2008A	5.000%	07/01/2030	Aa1	1,000,000	1,025,730

					7,738,938

New York (5.93%)
New York City, Municipal Water Finance Authority, Water and Sewer System Revenue Bonds, Fiscal 2003, Series D	5.000%	06/15/2016	Aa1	1,300,000	1,363,804
Town of Brookhaven, Suffolk County, New York, Public Improvement Serial Bonds - 2010	3.250%	03/15/2019	Aa2	2,575,000	2,581,489
Webster Central School District, Monroe and Wayne Counties, New York, General Obligations, School District (Serial) Bonds, 2009 Series B	3.000%	10/01/2020	AA	2,310,000	2,239,476
New York State Thruway Authority, Second General Highway and Bridge Trust Fund Bonds, Series 2005B	5.000%	04/01/2021	AA	1,000,000	1,067,630
County of Saratoga, New York, Public Improvement (Serial) Bonds, Series 2010B	4.000%	07/15/2021	AA+	430,000	440,174
County of Suffolk, New York, Public Improvement Serial Bonds - 2009 Series C	4.000%	10/15/2021	Aa2	1,000,000	1,026,800
East Hampton Union Free School District, Suffolk County, New York, School District Serial Bonds - 2009	4.000%	06/15/2022	Aa1	1,285,000	1,314,594
Miller Place Union Free School District in the Town of Brookhaven, Suffolk County, New York, School District Serial Bonds - 2010	4.000%	02/15/2025	Aa2	685,000	647,339
County of Saratoga, New York, Public Improvement (Serial) Bonds, Series 2010B	4.000%	07/15/2025	AA+	510,000	485,352
County of Suffolk, New York, Public Improvement Serial Bonds - 2008 Series B	5.000%	11/01/2027	Aa2	1,000,000	1,029,280
The Port Authority of New York and New Jersey Consolidated Bonds, One Hundred Fifty-Third Series	4.750%	07/15/2030	AA-	1,000,000	987,450
County of Saratoga, New York, General Obligations, Public Improvement (Serial) Bonds, Series 2009A	4.750%	07/15/2031	Aa1	950,000	952,375
County of Saratoga, New York, General Obligations, Public Improvement (Serial) Bonds, Series 2009A	4.750%	07/15/2032	Aa1	995,000	991,000

					15,126,763

North Carolina (3.27%)
City of Charlotte, North Carolina, General Obligation Refunding Bonds, Series 2002B	5.000%	07/01/2021	Aaa	1,000,000	1,033,930
City of Fayetteville, North Carolina, Public Works Commission, Revenue Refunding Bonds, Series 2009A	5.000%	03/01/2024	AA-	1,355,000	1,440,677
City of Charlotte, North Carolina, General Obligation Refunding Bonds, Series 2009B	4.000%	06/01/2024	Aaa	1,265,000	1,279,383
State of North Carolina, General Obligation Public Improvement Bonds, Series 2010A	4.000%	05/01/2026	Aaa	1,000,000	990,910
City of Charlotte, North Carolina, Water and Sewer System Revenue Bonds, Series 2009B	4.250%	07/01/2026	Aaa	1,500,000	1,496,625
City of Asheville, North Carolina, Water System Revenue Bonds, Series 2007	4.750%	08/01/2026	Aa2	195,000	196,416
City of Charlotte, North Carolina, Water and Sewer System Revenue Bonds, Series 2009B	5.000%	07/01/2027	Aaa	1,500,000	1,602,795
City of Asheville, North Carolina, Water System Revenue Bonds, Series 2007	4.750%	08/01/2027	Aa2	300,000	300,492

					8,341,228

Ohio (2.54%)
City of Cleveland, Ohio, Waterworks Refunding Revenue Bonds, Series J, 2001	5.375%	01/01/2016	AA	1,000,000	1,036,390
Board of Education Indian Hill Exempted Village School District, County of Hamilton, Ohio, School Improvement Refunding Bonds, Series 2006	4.375%	12/01/2022	Aaa	750,000	772,200
Board of Education, City School District of the City of Cincinnati, County of Hamilton, Ohio, Classroom Facilities Construction and Improvement Refunding Bonds, Series 2006 (Voted General Obligation Unlimited Tax)	5.250%	12/01/2022	AA-	1,000,000	1,133,680
Columbus City School District, Franklin County, Ohio, School Facilities Construction and Improvement Bonds, Series 2009-B (General Obligation - Unlimited Tax)	5.000%	12/01/2023	Aa2	1,000,000	1,076,600
State of Ohio, Common Schools General Obligation Bonds, Series 2006D	4.300%	09/15/2025	Aa1	2,500,000	2,470,350

					6,489,220

Oklahoma (0.89%)
City of Tulsa, Oklahoma, General Obligation Bonds, Series 2008	4.750%	05/01/2026	AA	1,165,000	1,195,360

134	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST TAX ADVANTAGED BOND FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2010

	Coupon rate	Maturity date	Rating (Moody’s or S&P) (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)

Oklahoma (Cont.)
City of Oklahoma City, Oklahoma, General Obligation Bonds, Series 2008	5.000%	03/01/2027	Aaa	$400,000	$424,400
Oklahoma Housing Finance Agency, Single Family Mortgage Revenue Bonds, (Homeownership Loan Program), 2003 Series B-1 (AMT)	4.875%	09/01/2033	Aaa	660,000	657,895

					2,277,655

Oregon (4.15%)
Newberg School District Number 29J, Yamhill, Clackamas and Washington Counties, Oregon, General Obligation Bonds, Series 2002 (Prerefunded to 06-15-2012 @ 100) (c)	5.250%	06/15/2015	NR	1,000,000	1,065,570
City of Portland, Oregon, First Lien Water System Revenue and Refunding Bonds, 2010 Series A (Tax Exempt)	4.000%	05/01/2021	Aaa	1,655,000	1,717,609
Emerald People’s Utility District, Lane County, Oregon	5.250%	11/01/2021	A1	705,000	750,148
City of Portland, Oregon, Second Lien Sewer System Revenue and Refunding Bonds, 2008 Series B	5.000%	06/15/2022	Aa3	1,825,000	1,969,485
City of Portland, Oregon, Second Lien Sewer System Revenue and Refunding Bonds, 2008 Series B	5.000%	06/15/2023	Aa3	1,375,000	1,470,961
State of Oregon, State Board of Higher Education, General Obligation Bonds, 2007 Series F (Tax Exempt)	4.625%	08/01/2024	AA	570,000	589,728
State of Oregon, State Board of Higher Education, General Obligation Bonds, 2007 Refunding Series G (Tax Exempt)	4.625%	08/01/2024	AA	330,000	341,421
State of Oregon, State Board of Higher Education, General Obligation Bonds, 2009 Series A	5.750%	08/01/2024	AA	575,000	642,948
Oregon Trail School District No. 46, Clackamas County, Oregon, General Obligation Bonds, Series 2009	5.000%	06/15/2029	A+	1,000,000	1,021,380
State of Oregon, State Board of Higher Education, General Obligation Bonds, 2009 Series A	5.750%	08/01/2029	AA	940,000	1,025,991

					10,595,241

Pennsylvania (0.53%)
County of Lancaster (Pennsylvania), General Obligation Bonds, Series A of 2010	3.000%	11/01/2020	Aa2	1,450,000	1,342,048

Rhode Island (1.02%)
Rhode Island Clean Water Finance Agency, Water Pollution Control Revolving Fund Revenue Bonds, Series 2004 A (Pooled Loan Issue)	4.750%	10/01/2022	Aaa	1,000,000	1,052,360
State of Rhode Island and Providence Plantations, General Obligation Bonds, Consolidated Capital Development Loan of 2007, Series A	4.750%	08/01/2024	Aa2	1,000,000	1,016,330
Rhode Island Clean Water Finance Agency, Water Pollution Control Revolving Fund Revenue Bonds, Series 2007 A (Pooled Loan Issue)	4.750%	10/01/2025	Aaa	500,000	521,630

					2,590,320

South Carolina (2.46%)
City of Columbia, South Carolina, Waterworks and Sewer System Revenue Bonds, Series 2010	4.500%	02/01/2025	AA	1,020,000	1,032,097
School District No. 1 of Richland County, South Carolina, General Obligation Bonds, Series 2006B	4.450%	03/01/2025	Aa2	1,500,000	1,514,400
South Carolina Public Service Authority, Revenue Obligations, Series 2008, Tax-Exempt Series A	5.375%	01/01/2028	AA-	3,500,000	3,735,025

					6,281,522

South Dakota (0.32%)
Harrisburg School District No. 41-2, Lincoln County, South Dakota, General Obligation Bonds, Series 2007	4.500%	01/15/2023	Aa3	800,000	803,688

Tennessee (3.84%)
City of Murfreesboro, Tennessee, General Obligation Refunding Bonds, Series 2009	5.000%	06/01/2018	AA-	1,000,000	1,141,170
City of Murfreesboro, Tennessee, General Obligation Refunding Bonds, Series 2009	5.000%	06/01/2019	AA-	500,000	573,395

See accompanying notes to financial statements.	135

STATE FARM MUTUAL FUND TRUST TAX ADVANTAGED BOND FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2010

	Coupon rate	Maturity date	Rating (Moody’s or S&P) (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)

Tennessee (Cont.)
City of Murfreesboro, Tennessee, General Obligation Refunding Bonds, Series 2009	5.000%	06/01/2020	AA-	$840,000	$946,680
City of Knoxville, Tennessee, Water System Revenue Bonds, Series U-2009	4.000%	03/01/2022	Aa2	1,125,000	1,144,564
Tennessee State School Bond Authority, Higher Educational Facilities, Second Program Bonds, 2008 Series B	4.750%	05/01/2023	AA	1,000,000	1,058,210
The Metropolitan Government of Nashville and Davidson County (Tennessee), General Obligation Improvement and Refunding Bonds, Series 2010A	4.000%	07/01/2023	AA	1,000,000	1,020,600
State of Tennessee, General Obligation Bonds, 2007 Series A	4.500%	10/01/2025	AA+	425,000	431,864
City of Chattanooga, Tennessee, General Obligation Refunding Bonds, Series 2007A	4.750%	03/01/2026	AA+	2,250,000	2,276,212
The Metropolitan Government of Nashville and Davidson County (Tennessee), Electric System Revenue Bonds, 2008 Series A	4.750%	05/15/2026	AA+	1,175,000	1,203,529

					9,796,224

Texas (2.19%)
Fort Worth Independent School District, (Tarrant County, Texas), Unlimited Tax School Building Bonds, Series 2010	4.000%	02/15/2021	AA	1,000,000	1,019,110
City of Austin, Texas, (Travis and Williamson Counties), Water and Wastewater System Revenue Refunding Bonds, Series 2009A	5.000%	11/15/2026	Aa2	2,000,000	2,051,720
Trinity River Authority of Texas, (Tarrant County Water Project) Improvement Revenue Bonds, Series 2008	5.750%	02/01/2027	Aa3	1,500,000	1,612,440
New Braunfels Independent School District, (A political subdivision of the State of Texas located in Comal and Guadalupe Counties, Texas), Unlimited Tax School Building Bonds, Series 2008	5.000%	02/01/2029	AA-	900,000	906,057

					5,589,327

Utah (0.30%)
West Jordan Utah, General Obligation Bonds (Prerefunded to 04-01-2014 @ 100) (c)	5.250%	04/01/2022	NR	680,000	769,774

Virginia (2.05%)
Fairfax County Water Authority, Water Refunding Revenue Bonds, Series 1997	5.000%	04/01/2021	Aaa	1,000,000	1,118,300
City of Salem, Virginia General Obligation Public Improvement Refunding Bonds Series 2007A	4.500%	01/01/2023	Aa3	520,000	542,017
General Obligation Public Improvement and Refunding Bonds, Series 2007 of the City of Hampton, Virginia	4.375%	01/15/2023	Aa1	1,550,000	1,611,287
Virginia Public School Authority, School Financing Bonds (1997 Resolution), Series 2006 A	4.500%	08/01/2024	Aa1	1,000,000	1,027,240
Virginia Public School Authority, School Financing Bonds, (1997 Resolution) Series 2004 A	4.750%	08/01/2027	Aa1	900,000	918,027

					5,216,871

Washington (3.69%)
Bethel School District No. 403, Pierce County, Washington, Unlimited Tax General Obligation Bonds, 2006	5.000%	12/01/2020	Aa2	1,420,000	1,532,734
Lake Washington School District No. 414, King County, Washington, Unlimited Tax General Obligation Bonds, 2008	5.000%	12/01/2025	AA	2,000,000	2,123,200
Bellevue School District No. 405, King County, Washington, Unlimited Tax General Obligation Bonds, 2008	4.750%	12/01/2026	AA+	2,500,000	2,570,600
Public Utility District No. 1 of Clark County, Washington, Water System Revenue Bonds, Series 2008	5.000%	01/01/2028	AA-	680,000	679,225
The City of Seattle, Washington, Drainage and Wastewater Revenue Bonds, 2004	4.750%	09/01/2028	Aa1	1,140,000	1,145,244
Public Utility District No. 1 of Clark County, Washington, Water System Revenue Bonds, Series 2008	5.125%	01/01/2029	AA-	445,000	447,056
Public Utility District No. 1 of Douglas County, Washington, Wells Hydroelectric Revenue and Refunding Bonds, Series 2005B (Non-AMT)	5.000%	09/01/2030	Aa3	900,000	903,645

					9,401,704

136	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST TAX ADVANTAGED BOND FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2010

	Coupon rate	Maturity date	Rating (Moody’s or S&P) (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)

Wisconsin (0.54%)
City of Fond Du Lac, Fon Du Lac County, Wisconsin, General Obliagion Refunding Bonds, Series 2010	4.250%	03/01/2023	AA-	$500,000	$499,975
School District of Elbrook, Waukesha County, Wisconsin, General Obligation School Building and Improvement Bonds	5.000%	04/01/2028	Aaa	850,000	878,076

					1,378,051

Total Long-term Municipal Bonds
(cost $248,829,243)					249,157,180

				Shares	Value
Short-term Investments (1.08%)
JPMorgan Tax Free Money Market Fund				2,763,431	$2,763,431

Total Short-term Investments
(cost $2,763,431)					2,763,431

TOTAL INVESTMENTS (98.78%)
(cost $251,592,674)					251,920,611
OTHER ASSETS, NET OF LIABILITIES (1.22%)					3,110,699

NET ASSETS (100.00%)					$255,031,310

(a)	Ratings are not audited and represent the lower of Moody’s or S&P issuer specific ratings.
(b)	Long-term Municipal Bonds consisted of 3.10% Advanced Refund Bonds, 41.91% General Obligation Bonds and 54.99% Municipal Revenue Bonds.
(c)	Advanced Refund Bonds are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government Agency securities to ensure the timely payment of principal and interest.

NR–Not Rated

See accompanying notes to financial statements.	137

STATE FARM MUTUAL FUND TRUST MONEY MARKET FUND

SCHEDULE OF INVESTMENTS

December 31, 2010

	Principal amount	Value

Short-term Investments (100.15%)

Agriculture, Foods, & Beverage (2.98%)
Coca-Cola Co. (a)
0.210%, 03/08/2011	$3,900,000	$3,898,498
Pepsico Inc. (a)
0.170%, 02/24/2011	3,400,000	3,399,133

		7,297,631

Automotive (14.77%)
American Honda Finance Corp.
0.220%, 02/02/2011	3,000,000	2,999,413
0.260%, 02/15/2011	9,000,000	8,997,075
PACCAR Financial Corp.
0.250%, 01/24/2011	5,600,000	5,599,106
0.230%, 02/11/2011	6,400,000	6,398,324
Toyota Motor Credit Corp.
0.250%, 01/18/2011	9,200,000	9,198,914
0.250%, 03/17/2011	3,000,000	2,998,438

		36,191,270

Consumer & Marketing (2.02%)
Procter & Gamble Co., The (a)
0.190%, 01/18/2011	4,950,000	4,949,556

Financial Services (4.90%)
General Electric Capital Corp.
0.220%, 01/04/2011	12,000,000	11,999,780

Government Agency Securities (b) (54.83%)
Federal Home Loan Bank
0.080%, 01/11/2011	8,000,000	7,999,822
0.130%, 01/18/2011	13,000,000	12,999,202
0.140%, 01/19/2011	8,050,000	8,049,436
0.170%, 01/21/2011	11,500,000	11,498,914
0.140%, 01/24/2011	6,000,000	5,999,463
0.150%, 01/26/2011	8,000,000	7,999,167
0.100%, 02/10/2011	5,000,000	4,999,444
0.130%, 02/18/2011	1,671,000	1,670,710
0.170%, 02/24/2011	15,000,000	14,996,175
0.155%, 03/02/2011	5,000,000	4,998,708
0.160%, 03/11/2011	12,000,000	11,996,320
0.160%, 03/16/2011	10,000,000	9,996,711
0.160%, 03/23/2011	3,000,000	2,998,920
Federal Home Loan Mortgage Corp.
0.155%, 03/07/2011	11,000,000	10,996,922
Federal National Mortgage Association
0.130%, 01/19/2011	4,000,000	3,999,740
0.110%, 02/28/2011	8,000,000	7,998,582
0.160%, 03/23/2011	5,147,000	5,145,147

		134,343,383

Machinery & Manufacturing (5.02%)
Caterpillar Financial Services Corp.
0.180%, 02/08/2011	8,300,000	8,298,423
0.190%, 02/23/2011	4,000,000	3,998,881

		12,297,304

	Principal amount	Value

Short-term Investments (Cont.)

Oil & Gas (0.82%)
Chevron Funding Corp.
0.170%, 01/07/2011	$2,000,000	$1,999,943

	Shares	Value

Registered Investment Companies (2.98%)
JPMorgan U.S. Government Money Market Fund	7,296,541	$7,296,541

	Principal amount	Value

U.S. Government Obligations (11.83%)
U.S. Treasury Bill
0.130%, 01/13/2011	$6,000,000	$5,999,740
0.130%, 01/27/2011	4,000,000	3,999,624
0.138%, 02/17/2011	11,000,000	10,998,018
0.140%, 03/17/2011	8,000,000	7,997,667

		28,995,049

Total Short-term Investments
(cost $245,370,457)		245,370,457

TOTAL INVESTMENTS (100.15%)
(cost $245,370,457)		245,370,457
LIABILITIES, NET OF OTHER ASSETS (-0.15%)		(378,326)

NET ASSETS (100.00%)		$244,992,131

(a)	Securities exempt from registration under Section 4(2) of the Securities Act of 1933. These securities are purchased as part of the normal course of business, valued at amortized cost and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2010, the value of these securities amounted to $12,247,187 or 5.00% of net assets.
(b)	The obligations of these U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury. On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corp. (“Freddie Mac”) into conservatorship. The United States Treasury has put in place a set of financing agreements to help ensure that these entities continue to meet their obligations to holders of bonds they have issued or guaranteed.

138	See accompanying notes to financial statements.

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STATE FARM MUTUAL FUND TRUST

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2010

	Equity Fund	Small/Mid Cap Equity Fund	International Equity Fund

Assets
Investments in securities at identified cost	$221,127,477	132,887,695	93,839,958

Investments in securities at market value	$268,373,013	169,934,655	118,891,829
Investments in securities in Master Portfolios	—	—	—
Cash	—	—	—
Foreign currencies at value (cost $9,201 and $2,041,855, respectively)	—	—	9,309
Receivable for:
Dividends and interest	216,517	157,453	283,692
Shares of the Fund sold	119,139	166,920	61,686
Securities sold	192,619	943,974	357,638
SFIMC	—	9,373	32,799
Unrealized gain on forward foreign currency contracts	—	—	226
Prepaid expenses	3,111	2,166	1,480

Total assets	268,904,399	171,214,541	119,638,659

Liabilities and Net Assets
Dividends to shareholders	—	—	217
Payable for:
Shares of the Fund redeemed	38,104	77,699	64,330
Securities purchased	527,956	2,124,589	377,612
Variation margin	—	—	—
Unrealized loss on forward foreign currency contracts	—	—	446
Due to affiliates	264,566	224,072	203,119
Accrued liabilities	58,968	67,852	93,607

Total liabilities	889,594	2,494,212	739,331

Net assets applicable to shares outstanding of common stock	$268,014,805	168,720,329	118,899,328

Analysis of Net Assets
Paid-in-capital	$337,351,206	175,058,530	117,469,170
Accumulated net realized gain (loss)	(116,842,089)	(43,453,269)	(23,195,377)
Net unrealized appreciation (depreciation)	47,245,536	37,046,960	25,069,731
Accumulated undistributed net investment income (loss)	260,152	68,108	(444,196)

Net assets applicable to shares outstanding	$268,014,805	168,720,329	118,899,328

Fund shares outstanding:
Class A Shares	5,560,041	3,895,099	2,550,700
Class B Shares	729,073	1,054,807	937,786
Legacy Class A Shares	11,646,402	7,412,003	4,623,902
Legacy Class B Shares	3,092,699	2,061,643	1,365,004
Institutional Shares	22,801,296	2,772,950	1,556,820
Class R-1 Shares	405,876	369,597	301,803
Class R-2 Shares	1,219,766	778,078	596,254
Class R-3 Shares	323,369	205,848	197,603

Net assets applicable to shares outstanding:
Class A Shares	$32,138,857	35,976,135	24,921,752
Class B Shares	4,210,087	9,436,740	9,096,612
Legacy Class A Shares	69,815,811	67,238,013	45,549,175
Legacy Class B Shares	18,420,785	17,839,866	13,324,225
Institutional Shares	132,174,043	25,939,407	15,302,558
Class R-1 Shares	2,344,638	3,310,280	2,938,827
Class R-2 Shares	7,037,096	7,067,223	5,824,548
Class R-3 Shares	1,873,488	1,912,665	1,941,631

Net asset value:
Class A Shares	$5.78	9.24	9.77
Class B Shares	5.77	8.95	9.70
Legacy Class A Shares	5.99	9.07	9.85
Legacy Class B Shares	5.96	8.65	9.76
Institutional Shares	5.80	9.35	9.83
Class R-1 Shares	5.78	8.96	9.74
Class R-2 Shares	5.77	9.08	9.77
Class R-3 Shares	5.79	9.29	9.83

Maximum offering price:
Class A Shares	$6.08	9.73	10.28
Legacy Class A Shares	6.18	9.35	10.15

(a)	Relates to investments in affiliated investment companies.

140	See accompanying notes to financial statements.

S&P 500 Index Fund	Small Cap Index Fund	International Index Fund	Equity and Bond Fund	Bond Fund	Tax Advantaged Bond Fund	Money Market Fund

—	260,908,123	187,395,213	198,189,468(a)	459,761,605	251,592,674	245,370,457

—	297,825,782	212,878,554	173,895,860(a)	479,267,518	251,920,611	245,370,457
554,369,841	—	—	—	—	—	—
—	—	—	803,303	—	—	—
—	—	2,067,207	—	—	—	—

—	310,891	449,793	178,903	4,176,077	3,372,306	4
398,111	194,442	156,646	163,936	808,418	278,982	845,932
—	603,492	—	—	—	—	—
—	2,580	10,957	40,515	—	—	96,923
—	—	24,298	—	—	—	—
17,546	3,814	3,042	849	5,999	2,884	4,260

554,785,498	298,941,001	215,590,497	175,083,366	484,258,012	255,574,783	246,317,576

—	—	—	—	277,480	240,744	93

199,564	87,745	39,257	24,160	319,148	107,839	1,136,992
—	—	122,750	—	—	—	—
—	24,942	3,381	—	—	—	—
—	—	16,226	—	—	—	—
415,755	277,795	260,136	50,055	291,191	159,720	138,905
133,397	109,922	114,054	41,362	70,219	35,170	49,455

748,716	500,404	555,804	115,577	958,038	543,473	1,325,445

554,036,782	298,440,597	215,034,693	174,967,789	483,299,974	255,031,310	244,992,131

509,024,082	272,589,418	211,027,913	199,324,572	465,005,438	254,667,608	244,992,131
(37,621,851)	(11,441,101)	(20,531,977)	(274,424)	(1,211,377)	35,765	—
81,709,965	36,984,692	25,539,843	(24,293,608)	19,505,913	327,937	—
924,586	307,588	(1,001,086)	211,249	—	—	—

554,036,782	298,440,597	215,034,693	174,967,789	483,299,974	255,031,310	244,992,131

10,425,943	3,270,536	3,920,260	4,404,863	14,435,133	14,612,572	94,010,262
1,607,924	840,620	965,808	1,151,388	876,216	412,335	3,090,837
29,072,029	12,003,434	8,277,659	9,803,555	11,700,410	6,089,013	75,030,014
8,100,109	3,740,686	2,362,113	4,012,442	4,250,035	2,308,059	8,649,466
7,049,121	4,146,012	3,244,376	1,860,318	11,182,553		40,781,735
627,424	244,844	335,871	299,110	335,500		5,877,638
1,332,101	485,056	590,099	478,905	532,301		14,450,586
210,911	139,435	165,886	135,957	157,305		3,101,597

98,535,219	39,556,853	42,477,490	34,616,583	160,460,439	159,209,683	94,010,261
15,250,382	10,073,832	10,469,449	9,060,053	9,733,526	4,490,799	3,090,837
275,701,663	143,843,401	89,485,695	77,700,051	130,162,811	66,227,936	75,030,013
76,993,172	44,133,983	25,609,514	31,855,311	47,292,489	25,102,892	8,649,465
67,031,951	50,320,086	35,176,031	14,628,501	124,260,480		40,781,735
5,946,187	2,957,051	3,636,105	2,322,133	3,729,239		5,877,638
12,573,661	5,861,638	6,379,795	3,726,417	5,911,707		14,450,586
2,004,547	1,693,753	1,800,614	1,058,740	1,749,283		3,101,596

9.45	12.09	10.84	7.86	11.12	10.90	1.00
9.48	11.98	10.84	7.87	11.11	10.89	1.00
9.48	11.98	10.81	7.93	11.12	10.88	1.00
9.51	11.80	10.84	7.94	11.13	10.88	1.00
9.51	12.14	10.84	7.86	11.11		1.00
9.48	12.08	10.83	7.76	11.12		1.00
9.44	12.08	10.81	7.78	11.11		1.00
9.50	12.15	10.85	7.79	11.12		1.00

9.95	12.73	11.41	8.27	11.46	11.24	1.00
9.77	12.35	11.14	8.18	11.46	11.22	1.00

See accompanying notes to financial statements.	141

STATE FARM MUTUAL FUND TRUST

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2010

	LifePath Retirement Fund	LifePath 2020 Fund	LifePath 2030 Fund	LifePath 2040 Fund	LifePath 2050 Fund

Assets
Investments in securities in Master Portfolios	$665,004,827	1,046,963,211	903,066,061	681,980,888	46,096,165
Receivable for:
Shares of the Fund sold	656,332	1,301,365	1,664,981	1,000,755	179,010
SFIMC	—	—	—	—	5,469
Prepaid expenses	8,781	13,035	10,990	8,389	407

Total assets	665,669,940	1,048,277,611	904,742,032	682,990,032	46,281,051

Liabilities and Net Assets
Dividends to shareholders	25,720	60,331	24,421	18,000	104,915
Payable for:
Shares of the Fund redeemed	893,020	325,842	311,344	351,547	799
Due to affiliates	527,265	839,225	735,944	572,532	45,073
Accrued liabilities	82,682	128,482	113,196	131,337	38,634

Total liabilities	1,528,687	1,353,880	1,184,905	1,073,416	189,421

Net assets applicable to shares outstanding of common stock	$664,141,253	1,046,923,731	903,557,127	681,916,616	46,091,630

Analysis of Net Assets
Paid-in-capital	643,392,070	1,027,226,238	897,911,886	691,061,506	40,601,318
Accumulated net realized gain (loss)	(34,141,436)	(79,947,853)	(89,490,555)	(81,534,250)	(1,616,106)
Net unrealized appreciation (depreciation)	54,476,248	95,892,724	92,233,178	70,345,672	7,066,634
Accumulated undistributed net investment income (loss)	414,371	3,752,622	2,902,618	2,043,688	39,784

Net assets applicable to shares outstanding	$664,141,253	1,046,923,731	903,557,127	681,916,616	46,091,630

Fund shares outstanding:
Class A Shares	23,188,975	33,708,923	30,351,736	19,230,909	4,532,038
Class B Shares	823,756	1,713,235	1,991,326	1,958,722
Legacy Class A Shares	22,430,293	28,016,476	19,772,939	14,007,402
Legacy Class B Shares	3,775,957	5,963,775	4,651,689	3,426,967
Institutional Shares	4,870,601	8,874,832	8,678,000	9,520,182
Class R-1 Shares	461,289	954,039	1,212,454	946,084	195,968
Class R-2 Shares	1,402,352	2,098,830	1,817,476	1,545,044	178,712
Class R-3 Shares	115,103	226,264	234,872	170,796
Net assets applicable to shares outstanding:
Class A Shares	$266,946,361	433,611,278	399,119,464	257,791,133	42,561,777
Class B Shares	9,532,340	21,918,197	26,084,061	26,145,252
Legacy Class A Shares	262,998,191	358,821,898	260,010,799	188,047,445
Legacy Class B Shares	44,387,329	76,275,727	60,915,530	45,918,076
Institutional Shares	57,122,479	114,270,223	114,599,285	128,364,564
Class R-1 Shares	5,322,153	12,216,832	15,861,587	12,622,738	1,845,575
Class R-2 Shares	16,484,603	26,906,532	23,867,686	20,704,851	1,684,278
Class R-3 Shares	1,347,797	2,903,044	3,098,715	2,322,557
Net asset value:
Class A Shares	$11.51	12.86	13.15	13.41	9.39
Class B Shares	11.57	12.79	13.10	13.35
Legacy Class A Shares	11.73	12.81	13.15	13.42
Legacy Class B Shares	11.76	12.79	13.10	13.40
Institutional Shares	11.73	12.88	13.21	13.48
Class R-1 Shares	11.54	12.81	13.08	13.34	9.42
Class R-2 Shares	11.75	12.82	13.13	13.40	9.42
Class R-3 Shares	11.71	12.83	13.19	13.60
Maximum offering price:
Class A Shares	$12.12	13.54	13.84	14.12	9.88
Legacy Class A Shares	12.09	13.21	13.56	13.84

142	See accompanying notes to financial statements.

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STATE FARM MUTUAL FUND TRUST

STATEMENTS OF OPERATIONS

Year ended December 31, 2010

	Equity Fund	Small/Mid Cap Equity Fund	International Equity Fund	S&P 500 Index Fund	Small Cap Index Fund
Investment Income: (a)
Dividends	$3,834,505	1,746,315	2,411,426	10,171,040	3,455,644
Interest	773	558	313	32,794	1,762
Securities lending - net	—	—	—	185,292	—
Tax-exempt interest	—	—	—	—	—

	3,835,278	1,746,873	2,411,739	10,389,126	3,457,406
Less: foreign withholding taxes	(2,235)	(916)	(245,891)	—	(1,879)
Portfolio expenses of Master Portfolios (c)	—	—	—	(251,093)	—

Total investment income	3,833,043	1,745,957	2,165,848	10,138,033	3,455,527
Expenses:
Investment advisory and management fees	1,443,395	1,163,530	839,623	752,278	902,590
Shareholder services fees	608,388	370,905	268,813	1,266,757	650,999
Distribution fees Class A	63,933	73,051	51,219	202,281	78,354
Distribution fees Class B	35,547	69,262	69,105	129,441	81,537
Distribution fees Legacy Class A	159,233	146,485	102,728	626,866	312,755
Distribution fees Legacy Class B	124,232	110,160	82,498	506,940	268,046
Distribution fees Class R-1	12,193	15,330	13,661	29,258	14,382
Distribution fees Class R-2	17,492	17,191	14,171	32,715	14,040
Regulatory fees	90,209	89,375	87,693	94,818	89,252
Reports to shareholders	80,833	72,605	48,567	208,374	154,244
Professional fees	40,445	54,728	65,062	47,208	42,706
Trustees’ fees and expenses	10,852	6,506	4,936	23,561	11,871
Custodian fees	4,505	12,610	166,481	527	43,565
Errors and omissions insurance	3,449	2,765	2,039	10,084	5,053
ICI dues	2,700	1,526	1,505	6,099	2,885
Securities valuation fees	2,145	3,165	17,267	—	22,885
Fidelity bond expense	433	344	260	1,274	626
License index fees	—	—	—	44,924	37,500

Total expenses	2,699,984	2,209,538	1,835,628	3,983,405	2,733,290
Less: expense reimbursement from affiliates (d)	(4)	(98,184)	(183,902)	—	(152,702)

Net expenses	2,699,980	2,111,354	1,651,726	3,983,405	2,580,588

Net investment income (loss)	1,133,063	(365,397)	514,122	6,154,628	874,939
Realized and unrealized gain (loss):
Net realized gain (loss) on sales of investments	9,467,725	19,506,996	309,900	(11,171,343)	2,940,716
Net realized gain (loss) on forward foreign currency contracts	—	—	(51,626)	—	—
Net realized loss on foreign currency transactions	—	—	(67,426)	—	—
Net realized gain (loss) on futures contracts	—	—	—	388,728	923,428
Change in net unrealized gain (loss) on open futures contracts	—	—	—	144,500	(69,011)
Change in net unrealized appreciation (depreciation) on investments and foreign currency transactions	20,080,828	11,401,375	11,745,088	72,890,401	56,274,367

Net realized and unrealized gain (loss) on investments	29,548,553	30,908,371	11,935,936	62,252,286	60,069,500

Net change in net assets resulting from operations	$30,681,616	30,542,974	12,450,058	68,406,914	60,944,439

(a)	Components of investment income for the S&P 500 Index, LifePath Retirement, LifePath 2020, LifePath 2030, LifePath 2040 and LifePath 2050 Funds reflect each Fund’s proportionate income from its Master Portfolio.
(b)	Relates to investments in affiliated investment companies.
(c)	Portfolio expenses of Master Portfolios for the S&P 500 Index, LifePath Retirement, LifePath 2020, LifePath 2030, LifePath 2040 and LifePath 2050 Funds include the effect of expense reductions by BlackRock at the Master Porfolio level. See Note 2 under Expense Reduction Agreements.
(d)	For the Money Market Fund, this amount includes $1,060,763 of additional voluntary fee waivers from SFIMC and VP Management Corp. See Note 2 under Expense Reduction Agreements.

144	See accompanying notes to financial statements.

International Index Fund	Equity and Bond Fund	Bond Fund	Tax Advantaged Bond Fund	Money Market Fund	LifePath Retirement Fund	LifePath 2020 Fund	LifePath 2030 Fund	LifePath 2040 Fund	LifePath 2050 Fund

6,129,722	2,792,745 (b)	—	—	—	5,967,908	12,902,304	13,250,152	11,482,099	752,393
3,096	—	17,121,137	—	402,225	11,376,795	11,422,835	6,006,781	2,320,893	13,550
—	—	—	—	—	238,039	487,378	497,200	434,182	24,032
—	—	—	9,362,906	—	—	—	—	—	—

6,132,818	2,792,745	17,121,137	9,362,906	402,225	17,582,742	24,812,517	19,754,133	14,237,174	789,975
(492,914)	—	—	—	—	—	—	—	—	—
—	—	—	—	—	(1,628,630)	(2,153,904)	(1,613,018)	(1,097,043)	(54,248)

5,639,904	2,792,745	17,121,137	9,362,906	402,225	15,954,112	22,658,613	18,141,115	13,140,131	735,727

995,370	—	439,629	231,408	240,590	2,151,589	3,248,191	2,721,190	2,057,401	113,946
505,318	5,137	1,107,103	578,519	617,502	1,552,121	2,346,692	1,969,676	1,491,271	83,410
92,247	67,085	310,591	331,733	129,083	560,291	888,259	795,324	523,257	74,174
91,854	72,131	59,469	27,613	17,554	84,156	183,620	214,026	212,852	—
209,835	182,193	316,161	170,745	120,299	649,182	848,210	604,391	430,462	—
164,343	212,228	331,252	170,096	53,602	292,728	481,277	377,585	280,174	—
18,226	11,318	19,604	—	25,909	29,170	60,004	73,102	57,537	7,774
17,055	12,322	17,469	—	27,469	44,038	68,607	59,228	52,215	3,994
89,313	88,013	99,310	79,095	113,765	128,332	105,197	97,282	94,226	38,303
101,742	60,631	100,453	13,926	68,114	83,155	203,277	203,477	230,140	28,058
48,110	24,470	35,236	38,081	29,265	58,732	54,982	57,040	54,208	45,151
9,315	7,367	19,723	10,387	11,128	27,947	39,840	33,746	26,167	1,427
101,553	—	9,038	3,231	2,773	—	134	144	94	44
4,008	3,325	7,286	4,011	5,593	12,159	17,128	14,678	11,111	483
2,730	—	4,329	2,323	2,472	8,384	12,478	9,874	7,670	299
10,795	—	54,282	41,118	—	—	—	—	—	—
473	413	909	497	710	1,438	2,032	1,742	1,319	55
90,110	—	—	—	—	—	—	—	—	—

2,552,397	746,633	2,931,844	1,702,783	1,465,828	5,683,422	8,559,928	7,232,505	5,530,104	397,118
(60,001)	(184,218)	—	—	(1,063,967)	—	—	—	—	(81,066)

2,492,396	562,415	2,931,844	1,702,783	401,861	5,683,422	8,559,928	7,232,505	5,530,104	316,052

3,147,508	2,230,330	14,189,293	7,660,123	364	10,270,690	14,098,685	10,908,610	7,610,027	419,675

(3,284,801)	112,982(b)	696,097	190,937	—	16,934,775	21,022,162	18,996,289	13,640,442	975,902
(113,275)	—	—	—	—	—	—	—	—	—
(33,798)	—	—	—	—	—	—	—	—	—
(49,720)	—	—	—	—	—	—	—	—	—
(63,888)	—	—	—	—	—	—	—	—	—
13,328,148	13,369,502	6,919,319	(6,617,305)	—	45,662,976	60,417,485	59,175,860	50,835,322	3,505,204

9,782,666	13,482,484	7,615,416	(6,426,368)	—	62,597,751	81,439,647	78,172,149	64,475,764	4,481,106

12,930,174	15,712,814	21,804,709	1,233,755	364	72,868,441	95,538,332	89,080,759	72,085,791	4,900,781

See accompanying notes to financial statements.	145

STATE FARM MUTUAL FUND TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	Equity Fund
Years ended December 31,	2010	2009

From operations:
Net investment income (loss)	$1,133,063	1,534,287
Net realized gain (loss)	9,467,725	(38,727,791)
Change in net unrealized appreciation or depreciation	20,080,828	76,626,529

Net change in net assets resulting from operations	30,681,616	39,433,025

Distributions to shareholders from and in excess of:

Net investment income:
Class A Shares	(124,008)	(123,577)
Class B Shares	—	2
Legacy Class A Shares	(216,503)	(305,644)
Legacy Class B Shares	6	(23,390)
Institutional Shares	(749,693)	(842,850)
Class R-1 Shares	—	(7,698)
Class R-2 Shares	(19,669)	(19,722)
Class R-3 Shares	(9,529)	(7,862)

	(1,119,396)	(1,330,741)
Net realized gain:
Class A Shares	—	—
Class B Shares	—	—
Legacy Class A Shares	—	—
Legacy Class B Shares	—	—
Institutional Shares	—	—
Class R-1 Shares	—	—
Class R-2 Shares	—	—
Class R-3 Shares	—	—

	—	—

Total distributions to shareholders	(1,119,396)	(1,330,741)

From Fund share transactions:
Proceeds from shares sold	34,136,404	27,060,398
Reinvestment of distributions	484,637	602,153

	34,621,041	27,662,551
Less payments for shares redeemed	(27,019,394)	(17,443,013)

Net increase (decrease) in net assets from Fund share transactions	7,601,647	10,219,538

Total increase (decrease) in net assets	37,163,867	48,321,822

Net assets:
Beginning of period	230,850,938	182,529,116

End of period*	$268,014,805	230,850,938

*Including accumulated undistributed net investment income (loss)	$260,152	246,485

146	See accompanying notes to financial statements.

Small/Mid Cap Equity Fund		International Equity Fund		S&P 500 Index Fund		Small Cap Index Fund
2010	2009	2010	2009	2010	2009	2010	2009

(365,397)	(195,406)	514,122	504,580	6,154,628	6,339,196	874,939	861,153
19,506,996	(29,730,926)	190,848	(10,779,395)	(10,782,615)	(9,749,917)	3,864,144	(13,805,907)
11,401,375	59,533,484	11,745,088	36,238,309	73,034,901	101,476,616	56,205,356	62,029,712

30,542,974	29,607,152	12,450,058	25,963,494	68,406,914	98,065,895	60,944,439	49,084,958

—	—	(360,237)	(96,267)	(1,171,674)	(864,302)	(119,070)	(116,742)
—	—	(81,885)	(557)	(76,908)	(82,689)	(7)	55
—	—	(632,580)	(202,595)	(3,164,386)	(2,944,838)	(393,541)	(474,173)
—	—	(134,758)	(19,291)	(515,446)	(684,470)	(34)	(34,862)
—	—	(248,214)	(90,326)	(924,735)	(790,553)	(241,023)	(241,964)
—	—	(32,313)	(8,199)	(46,493)	(61,880)	(2)	(3,950)
—	—	(75,603)	(16,512)	(134,194)	(106,573)	(11,996)	(14,101)
—	—	(30,325)	(9,262)	(27,175)	(20,688)	(7,367)	(6,457)

—	—	(1,595,915)	(443,009)	(6,061,011)	(5,555,993)	(773,040)	(892,194)

—	—	—	—	—	—	—	(841)
—	—	—	—	—	—	—	(255)
—	—	—	—	—	—	—	(3,827)
—	—	—	—	—	—	—	(1,352)
—	—	—	—	—	—	—	(1,238)
—	—	—	—	—	—	—	(94)
—	—	—	—	—	—	—	(118)
—	—	—	—	—	—	—	(37)

—	—	—	—	—	—	—	(7,762)

—	—	(1,595,915)	(443,009)	(6,061,011)	(5,555,993)	(773,040)	(899,956)

25,083,475	20,285,821	16,901,883	13,437,396	83,910,884	67,220,958	33,227,649	25,090,580
—	—	958,269	274,481	5,869,207	5,372,713	658,273	755,039

25,083,475	20,285,821	17,860,152	13,711,877	89,780,091	72,593,671	33,885,922	25,845,619
(21,270,081)	(14,298,075)	(12,681,453)	(8,631,748)	(84,726,067)	(63,506,610)	(35,975,852)	(24,915,862)

3,813,394	5,987,746	5,178,699	5,080,129	5,054,024	9,087,061	(2,089,930)	929,757

34,356,368	35,594,898	16,032,842	30,600,614	67,399,927	101,596,963	58,081,469	49,114,759

134,363,961	98,769,063	102,866,486	72,265,872	486,636,855	385,039,892	240,359,128	191,244,369

168,720,329	134,363,961	118,899,328	102,866,486	554,036,782	486,636,855	298,440,597	240,359,128

68,108	15,498	(456,202)	491,674	924,586	874,545	307,588	318,103

See accompanying notes to financial statements.	147

STATE FARM MUTUAL FUND TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	International Index Fund
Years ended December 31,	2010	2009

From operations:
Net investment income (loss)	$3,147,508	3,139,298
Net realized gain (loss)	(3,481,594)	(7,114,587)
Change in net unrealized appreciation or depreciation	13,264,260	47,106,521

Net change in net assets resulting from operations	12,930,174	43,131,232

Distributions to shareholders from and in excess of:

Net investment income:
Class A Shares	(665,364)	(715,188)
Class B Shares	(96,433)	(141,340)
Legacy Class A Shares	(1,384,381)	(1,749,539)
Legacy Class B Shares	(288,906)	(457,230)
Institutional Shares	(621,666)	(726,383)
Class R-1 Shares	(43,776)	(74,512)
Class R-2 Shares	(93,213)	(97,602)
Class R-3 Shares	(31,293)	(33,977)

	(3,225,032)	(3,995,771)
Net realized gain:
Class A Shares	—	—
Class B Shares	—	—
Legacy Class A Shares	—	—
Legacy Class B Shares	—	—
Institutional Shares	—	—
Class R-1 Shares	—	—
Class R-2 Shares	—	—
Class R-3 Shares	—	—

	—	—

Total distributions to shareholders	(3,225,032)	(3,995,771)

From Fund share transactions:
Proceeds from shares sold	25,699,267	26,211,746
Reinvestment of distributions	2,451,728	3,014,578

	28,150,995	29,226,324
Less payments for shares redeemed	(26,487,521)	(24,249,929)

Net increase (decrease) in net assets from Fund share transactions	1,663,474	4,976,395

Total increase (decrease) in net assets	11,368,616	44,111,856

Net assets:
Beginning of period	203,666,077	159,554,221

End of period*	$215,034,693	203,666,077

*Including accumulated undistributed net investment income (loss)	$(1,001,086)	(778,263)

148	See accompanying notes to financial statements.

Equity and Bond Fund		Bond Fund		Tax Advantaged Bond Fund		Money Market Fund
2010	2009	2010	2009	2010	2009	2010	2009

2,230,330	2,624,550	14,189,293	13,120,926	7,660,123	5,190,250	364	102,809
112,982	28	696,097	(1,234,818)	190,937	442,893	—	—
13,369,502	18,955,768	6,919,319	18,035,517	(6,617,305)	7,327,123	—	—

15,712,814	21,580,346	21,804,709	29,921,625	1,233,755	12,960,266	364	102,809

(474,562)	(360,739)	(3,962,646)	(2,190,227)	(4,449,610)	(1,839,059)	—	(31,274)
(80,299)	(96,690)	(258,367)	(268,030)	(126,085)	(119,537)	—	(425)
(1,107,295)	(1,209,845)	(4,087,890)	(4,760,180)	(2,305,360)	(2,365,980)	—	(42,035)
(336,475)	(462,405)	(1,448,555)	(1,897,039)	(779,068)	(865,674)	—	(1,328)
(238,509)	(231,417)	(4,077,429)	(3,619,306)	—	—	(345)	(21,535)
(27,402)	(37,057)	(114,602)	(157,251)	—	—	—	(1,177)
(54,941)	(62,835)	(180,787)	(176,692)	—	—	—	(4,092)
(17,170)	(17,672)	(59,017)	(52,201)	—	—	(19)	(943)

(2,336,653)	(2,478,660)	(14,189,293)	(13,120,926)	(7,660,123)	(5,190,250)	(364)	(102,809)

—	—	—	—	(96,267)	(237,937)	—	—
—	—	—	—	(2,713)	(10,701)	—	—
—	—	—	—	(40,850)	(187,470)	—	—
—	—	—	—	(15,342)	(73,877)	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—

—	—	—	—	(155,172)	(509,985)	—	—

(2,336,653)	(2,478,660)	(14,189,293)	(13,120,926)	(7,815,295)	(5,700,235)	(364)	(102,809)

28,689,676	17,949,408	157,552,208	112,221,064	112,613,631	78,372,123	309,453,509	307,052,101
1,823,009	1,890,983	10,710,728	9,160,554	4,956,545	2,864,837	172	97,328

30,512,685	19,840,391	168,262,936	121,381,618	117,570,176	81,236,960	309,453,681	307,149,429
(23,098,485)	(17,963,917)	(74,432,156)	(49,826,920)	(44,057,823)	(19,461,726)	(308,728,182)	(297,599,295)

7,414,200	1,876,474	93,830,780	71,554,698	73,512,353	61,775,234	725,499	9,550,134

20,790,361	20,978,160	101,446,196	88,355,397	66,930,813	69,035,265	725,499	9,550,134

154,177,428	133,199,268	381,853,778	293,498,381	188,100,497	119,065,232	244,266,632	234,716,498

174,967,789	154,177,428	483,299,974	381,853,778	255,031,310	188,100,497	244,992,131	244,266,632

211,249	317,572	—	—	—	—	—	—

See accompanying notes to financial statements.	149

STATE FARM MUTUAL FUND TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	LifePath Retirement Fund
Years ended December 31,	2010	2009

From operations:
Net investment income	$10,270,690	5,038,251
Net realized gain (loss)	16,934,775	(6,177,873)
Change in net unrealized appreciation or depreciation	45,662,976	26,558,880

Net change in net assets resulting from operations	72,868,441	25,419,258

Distributions to shareholders from and in excess of:

Net investment income:
Class A Shares	(3,897,791)	(1,856,421)
Class B Shares	(86,743)	(51,255)
Legacy Class A Shares	(4,180,850)	(2,424,591)
Legacy Class B Shares	(539,440)	(291,958)
Institutional Shares	(1,038,915)	(502,459)
Class R-1 Shares	(71,538)	(55,491)
Class R-2 Shares	(230,573)	(90,619)
Class R-3 Shares	(23,396)	(8,091)

	(10,069,246)	(5,280,885)

Net realized gain:
Class A Shares	(526,416)	—
Class B Shares	(20,042)	—
Legacy Class A Shares	(558,681)	—
Legacy Class B Shares	(95,705)	—
Institutional Shares	(119,546)	—
Class R-1 Shares	(11,988)	—
Class R-2 Shares	(33,492)	—
Class R-3 Shares	(2,767)	—

	(1,368,637)	—

Total distributions to shareholders	(11,437,883)	(5,280,885)

From Fund share transactions:
Proceeds from shares sold	121,045,976	462,938,006
Reinvestment of distributions	11,332,385	5,161,458

	132,378,361	468,099,464
Less payments for shares redeemed	(109,096,082)	(44,423,617)

Net increase (decrease) in net assets from Fund share transactions	23,282,279	423,675,847

Total increase (decrease) in net assets	84,712,837	443,814,220

Net assets:
Beginning of period	579,428,416	135,614,196

End of period*	$664,141,253	579,428,416

*Including accumulated undistributed net investment income (loss)	$414,371	337,456

150	See accompanying notes to financial statements.

LifePath 2020 Fund		LifePath 2030 Fund		LifePath 2040 Fund		LifePath 2050 Fund
2010	2009	2010	2009	2010	2009	2010	2009

14,098,685	15,516,290	10,908,610	11,561,820	7,610,027	8,068,827	419,675	251,301
21,022,162	(61,488,018)	18,996,289	(64,376,513)	13,640,442	(53,581,580)	975,902	(444,193)
60,417,485	188,779,411	59,175,860	186,807,477	50,835,322	158,188,497	3,505,204	4,850,796

95,538,332	142,807,683	89,080,759	133,992,784	72,085,791	112,675,744	4,900,781	4,657,904

(5,910,816)	(5,718,459)	(4,940,601)	(4,447,246)	(2,925,530)	(2,717,663)	(358,138)	(261,906)
(161,186)	(235,330)	(159,934)	(233,421)	(137,374)	(203,003)	—	—
(4,702,330)	(6,225,702)	(3,044,499)	(3,897,311)	(2,037,449)	(2,505,135)	—	—
(703,203)	(1,117,275)	(485,080)	(754,988)	(323,414)	(494,636)	—	—
(1,764,247)	(1,906,424)	(1,617,329)	(1,701,237)	(1,697,064)	(1,652,334)	—	—
(119,859)	(200,542)	(141,540)	(197,551)	(102,120)	(144,204)	(9,633)	(12,887)
(337,448)	(304,096)	(269,150)	(231,923)	(212,274)	(196,442)	(12,303)	(11,027)
(41,900)	(56,073)	(41,664)	(40,896)	(28,636)	(29,956)	—	—

(13,740,989)	(15,763,901)	(10,699,797)	(11,504,573)	(7,463,861)	(7,943,373)	(380,074)	(285,820)

—	—	—	—	—	—	(1,164,855)	(529,807)
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	(51,372)	(34,644)
—	—	—	—	—	—	(46,868)	(25,978)
—	—	—	—	—	—	—	—

—	—	—	—	—	—	(1,263,095)	(590,429)

(13,740,989)	(15,763,901)	(10,699,797)	(11,504,573)	(7,463,861)	(7,943,373)	(1,643,169)	(876,249)

230,676,031	171,540,298	218,009,351	151,895,664	157,967,361	118,068,742	24,865,682	13,610,612
13,677,670	15,697,159	10,676,006	11,480,083	7,439,890	7,926,017	1,538,331	771,696

244,353,701	187,237,457	228,685,357	163,375,747	165,407,251	125,994,759	26,404,013	14,382,308
(124,471,042)	(100,741,208)	(107,762,764)	(81,682,333)	(89,949,351)	(62,052,972)	(6,672,278)	(1,448,149)

119,882,659	86,496,249	120,922,593	81,693,414	75,457,900	63,941,787	19,731,735	12,934,159

201,680,002	213,540,031	199,303,555	204,181,625	140,079,830	168,674,158	22,989,347	16,715,814

845,243,729	631,703,698	704,253,572	500,071,947	541,836,786	373,162,628	23,102,283	6,386,469

1,046,923,731	845,243,729	903,557,127	704,253,572	681,916,616	541,836,786	46,091,630	23,102,283

3,752,622	3,529,584	2,902,618	2,768,112	2,043,688	1,927,004	39,784	503

See accompanying notes to financial statements.	151

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS

1. Investment Objective

State Farm Mutual Fund Trust (the “Trust”) has 15 separate investment portfolios (the “Funds”). Each Fund is a separate investment portfolio with its own investment objective, investment policies, restrictions, and attendant risks. State Farm Investment Management Corp. (“SFIMC”) is the Trust’s investment adviser.

The State Farm Equity Fund (the “Equity Fund”) seeks long-term growth of capital. The Equity Fund seeks to achieve this objective by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings) in common stocks and other equity securities of U.S. large capitalization companies.

The State Farm Small/Mid Cap Equity Fund (the “Small/Mid Cap Equity Fund”) seeks long-term growth of capital. The Small/Mid Cap Equity Fund primarily invests in a diversified portfolio of small and mid-capitalization stocks issued by U.S. companies.

The State Farm International Equity Fund (the “International Equity Fund”) seeks long-term growth of capital. The International Equity Fund invests its assets primarily in securities issued by foreign companies. There is no restriction on the size of the companies in which the Fund invests.

The State Farm S&P 500 Index Fund (the “S&P 500 Index Fund”) seeks to provide investment results that correspond to the total return of publicly traded common stocks as represented by the Standard & Poor’s 500 Stock Index (the “S&P 500® Index”). The S&P 500 Index Fund invests all of its assets in a separate series of an unaffiliated mutual fund called Master Investment Portfolio. That series, called the S&P 500 Stock Master Portfolio, holds each of the stocks that make up the S&P 500 Index. The S&P 500 Stock Master Portfolio and the S&P 500 Index Fund have substantially similar investment objectives.

The State Farm Small Cap Index Fund (the “Small Cap Index Fund”) seeks to match as closely as practicable, before fees and expenses, the performance of the Russell 2000® Index (the “Russell 2000”). The Small Cap Index Fund pursues its investment objective by investing in a representative sample of the securities contained in the Russell 2000. The Russell 2000 tracks the common stock performance of about 2,000 small U.S. companies.

The State Farm International Index Fund (the “International Index Fund”) seeks to match as closely as practicable, before fees and expenses, the performance of an international portfolio of common stocks represented by the Morgan Stanley Capital International Europe, Australasia and Far East Free Index (the “EAFE® Free”). The International Index Fund selects a representative sample of the securities contained in the EAFE Free. The EAFE Free is a capitalization-weighted index that currently includes stocks of companies in 16 European countries, Australia, New Zealand, Israel, Hong Kong, Japan and Singapore.

The State Farm Equity and Bond Fund (the “Equity and Bond Fund”) seeks long-term growth of principal while providing some current income. The Equity and Bond Fund invests substantially all of its assets in Institutional shares of the State Farm Equity Fund and State Farm Bond Fund of the Trust.

The State Farm Bond Fund (the “Bond Fund”) seeks to realize over a period of years the highest yield consistent with investing in investment grade bonds. The Bond Fund invests primarily in investment grade bonds issued by U.S. companies, U.S. Government and agency obligations, and mortgage-backed securities.

The State Farm Tax Advantaged Bond Fund (the “Tax Advantaged Bond Fund”) seeks as high a rate of income exempt from federal income taxes as is consistent with prudent investment management. The Tax Advantaged Bond Fund normally invests so that either (1) at least 80% of the Tax Advantaged Bond Fund’s net investment income is exempt from regular federal income tax or (2) at least 80% or more of the Tax Advantaged Bond Fund’s net assets are invested in securities that produce income exempt from regular federal income tax.

The State Farm Money Market Fund (the “Money Market Fund”) seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity. The Money Market Fund invests exclusively in short-term, U.S. dollar-denominated money market securities, including those issued by U.S. and foreign financial institutions, corporate issuers, the U.S. Government and its agencies and instrumentalities, municipalities, foreign governments, and multi-national organizations, such as The World Bank.

The State Farm LifePath® Retirement Fund (the “LifePath Retirement Fund”) is managed for investors seeking income and moderate long-term growth of capital. The LifePath Retirement Fund invests all of its assets in a separate series of the Master Investment Portfolio, called the LifePath Retirement Master Portfolio. The LifePath Retirement Master Portfolio and the LifePath Retirement Fund have substantially similar investment objectives.

The State Farm LifePath 2020® Fund (the “LifePath 2020 Fund”) is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2020. The LifePath 2020 Fund invests all of its assets in a separate series of the Master Investment Portfolio, called the LifePath 2020 Master Portfolio. The LifePath 2020 Master Portfolio and the LifePath 2020 Fund have substantially similar investment objectives.

The State Farm LifePath 2030® Fund (the “LifePath 2030 Fund”) is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2030. The LifePath 2030 Fund invests all of its assets in a separate series of the Master Investment Portfolio, called the LifePath 2030 Master Portfolio. The LifePath 2030 Master Portfolio and the LifePath 2030 Fund have substantially similar investment objectives.

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

The State Farm LifePath 2040® Fund (the “LifePath 2040 Fund”) is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2040. The LifePath 2040 Fund invests all of its assets in a separate series of the Master Investment Portfolio, called the LifePath 2040 Master Portfolio. The LifePath 2040 Master Portfolio and the LifePath 2040 Fund have substantially similar investment objectives.

The State Farm LifePath 2050® Fund (the “LifePath 2050 Fund”) is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2050. The LifePath 2050 Fund invests all of its assets in a separate series of the Master Investment Portfolio, called the LifePath 2050 Master Portfolio. The LifePath 2050 Master Portfolio and the LifePath 2050 Fund have substantially similar investment objectives.

Each LifePath Master Portfolio invests in a combination of stock, bond and short-term money market funds (the “Underlying Funds”) in proportions suggested by its own comprehensive asset allocation investment strategy that gradually becomes more conservative as the year in the LifePath Fund’s name approaches, except for the LifePath Retirement Master Portfolio that already is in its most conservative phase.

2. Significant accounting policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”).

Securities valuation

Investments are valued pursuant to valuation procedures approved by the Trust’s Board of Trustees. Valuations under these procedures reflect the fair value of the investments.

Fair value is defined as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to classify fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in three broad levels as follows:

•	Level 1 - quoted prices (unadjusted) in active markets for identical securities

•

Level 2 - significant other observable inputs (other than quoted prices included within Level 1), such as quoted prices for similar securities and interest rates, prepayment speeds, credit risk, etc., on fixed income securities

•	Level 3 - significant unobservable inputs (including SFIMC’s own assumptions in determining the fair value of a Fund’s investments)

Stocks, closed-end registered investment companies and exchange-traded funds (“ETFs”) traded on securities exchanges, or in an over-the-counter market in which transaction prices are reported, are valued at the last sales price on the day of valuation or, if there are no reported sales on that day, at the last reported bid price for the day. Stocks traded on NASDAQ are valued at the NASDAQ Official Closing Price. Long-term debt securities and U.S. Treasury bills are generally valued using quotations provided by an independent pricing service. All of the securities and assets of the Money Market Fund and short-term debt securities with remaining maturities of 60 days or less (other than U.S. Treasury bills) held by any of the other Non-feeder Funds are generally valued on an amortized cost basis, which approximates market value. Investments in open-end investment companies are valued each day based on the closing net asset value of the respective fund. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using quoted forward exchange rates. Short sales, if any, are valued at market value.

Portfolio securities that are primarily traded on foreign securities exchanges (“foreign securities”) are valued at the closing values of such securities on the respective exchange where each security is primarily traded. SFIMC may determine that a market quotation for a foreign security held by a Fund is not reliable because of events or circumstances that have occurred between the time of the market quotation and the time the net asset value of the Fund is calculated (“subsequent event”). A subsequent event might include company-specific developments, a development that might affect an entire market or region, a potentially global development or a significant change in one or more U.S. securities indexes. If SFIMC determines that the market quotation for a foreign security is not reliable, SFIMC may use an independent statistical fair value service to assist in determining value, or SFIMC may determine the foreign security’s value in SFIMC’s reasonable judgement.

For securities other than foreign securities, for which market prices are not readily available or are considered unreliable, SFIMC is required to obtain bid price quotations from brokers or dealers in the securities. If SFIMC cannot obtain a quotation for the security or if SFIMC believes the quotation does not represent the security’s fair value, then SFIMC will determine the security’s value in SFIMC’s reasonable judgment.

In determining a value based on reasonable judgment, SFIMC may use different methodologies, including multiple of earnings, multiple of book value, discount from market of a similar freely traded security or, for debt securities, yield to maturity. Other factors SFIMC may consider in determining value for a security include, but are not limited to, fundamental analytical data relating to the security, the nature and duration of any restrictions on disposition of the security, the last traded price of the security, significant global or regional events such as political unrest, natural disasters, and war, and significant movements in major market indices, exchange traded funds, index futures or other financial instruments in the U.S. or other markets.

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Funds’ assets as of December 31, 2010:

	Investments in Securities				Other Financial Instruments
Fund	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Equity Fund					$—	$—	$—	$—
Common Stocks (a)	$264,157,539	$—	$—	$264,157,539
Short-term Investments	4,215,474	—	—	4,215,474
Small/Mid Cap Equity Fund					—	—	—	—
Common Stocks (a)	166,422,904	—	—	166,422,904
Registered Investment Companies	1,826,132	—	—	1,826,132
Short-term Investments	1,685,619	—	—	1,685,619
International Equity Fund					—	(220)	—	(220)
Common Stocks (a)	111,958,269	261,612	—	112,219,881
Preferred Stocks (a)	4,513,232	—	—	4,513,232
Repurchase Agreement	—	2,158,716	—	2,158,716
S&P 500 Index Fund					—	—	—	—
Investments in securities in Master Portfolios	—	554,369,841	—	554,369,841
Small Cap Index Fund					67,033	—	—	67,033
Common Stocks (a)	291,794,065	—	6,210	291,800,275
Registered Investment Companies	2,885,938	—	—	2,885,938
Corporate Bonds	—	4,956	—	4,956
Short-term Investments	2,454,952	679,661	—	3,134,613
International Index Fund					(3,381)	8,072	—	4,691
Common Stocks (a)	211,310,389	93,135	0	211,403,524
Preferred Stocks (a)	1,168,019	—	—	1,168,019
Repurchase Agreement	—	307,011	—	307,011
Equity and Bond Fund					—	—	—	—
Registered Investment Companies	173,895,860	—	—	173,895,860
Bond Fund					—	—	—	—
Corporate Bonds	—	186,326,735	—	186,326,735
Taxable Municipal Bonds	—	2,089,730	—	2,089,730
Commercial Mortgaged-Backed Securities	—	4,192,394	—	4,192,394
Agency Notes & Bonds	—	9,258,007	—	9,258,007
Mortgage-Backed Securities	—	96,142,047	—	96,142,047
U.S. Treasury Obligations	—	165,027,957	—	165,027,957
Short-term Investments	16,230,648	—	—	16,230,648
Tax Advantaged Bond Fund					—	—	—	—
Long-term Municipal Bonds	—	249,157,180	—	249,157,180
Short-term Investments	2,763,431	—	—	2,763,431
Money Market Fund					—	—	—	—
Short-term Investments	7,296,541	238,073,916	—	245,370,457

(a) Industry classification and/or country is disclosed in the Schedules of Investments.

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

	Investments in Securities				Other Financial Instruments
Fund	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
LifePath Retirement Fund					$—	$—	$—	$—
Investments in securities in Master Portfolios	$—	$665,004,827	$—	$665,004,827
LifePath 2020 Fund					—	—	—	—
Investments in securities in Master Portfolios	—	1,046,963,211	—	1,046,963,211
LifePath 2030 Fund					—	—	—	—
Investments in securities in Master Portfolios	—	903,066,061	—	903,066,061
LifePath 2040 Fund					—	—	—	—
Investments in securities in Master Portfolios	—	681,980,888	—	681,980,888
LifePath 2050 Fund					—	—	—	—
Investments in securities in Master Portfolios	—	46,096,165	—	46,096,165

On December 31, 2009, substantially all of the common stocks and preferred stocks in the International Equity Fund and International Index Fund were fair valued using an independent statistical fair value service in accordance with valuation procedures approved by the Trust’s Board of Trustees, and were therefore valued using Level 2 inputs. On December 31, 2010, substantially all of the common stocks and preferred stocks in these Funds were valued at last traded price (except as noted on the Schedules of Investments), because the Trust’s valuation procedures did not require the use of the independent statistical fair value service. Accordingly, using the end of the reporting period method for determining when transfers between levels are recognized, common stocks and preferred stocks valued on December 31, 2010 at $116,471,501 were transferred from Level 2 to Level 1 in the International Equity Fund and $212,478,408 of common stocks and preferred stocks were transferred from Level 2 to Level 1 in the International Index Fund. For the remaining Funds, there were no significant transfers of securities between Level 1 and Level 2 as of December 31, 2010 as compared to December 31, 2009.

Other financial instruments are derivative instruments not listed separately in the Schedules of Investments, such as futures and foreign currency contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Small Cap Index Fund Investments in Securities
Balance as of December 31, 2009	$0
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	—
Purchases	—
Sales	—
Transfers in (a)	6,210
Transfers out (a)	—

Balance as of December 31, 2010	$6,210

(a) Using the end of the reporting period method for determining when transfers between levels are recognized

The International Equity Fund and International Index Fund did not hold any Level 3 securities valued at other than zero as of December 31, 2009 or for the year ended December 31, 2010. The remaining Funds did not hold any Level 3 securities as of December 31, 2009 or for the year ended December 31, 2010.

Repurchase agreements

The Funds, including the S&P 500 Index, LifePath Retirement, LifePath 2020, LifePath 2030, LifePath 2040 and LifePath 2050 Funds (“Feeder Funds”) through their investment in the Master Portfolios, may enter into repurchase agreements with banks, brokers, dealers or other financial institutions, in accordance with a Fund’s investment restrictions. Repurchase agreements involve the purchase of securities with a simultaneous commitment to resell the securities to the seller at an agreed-upon price and date. A Fund will invest only in repurchase agreements collateralized in an amount at least equal

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

to the repurchase price plus accrued interest. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase were less than the repurchase price, the Fund would suffer a loss. If the financial institution which is the party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to bankruptcy or other liquidation proceedings, there may be restrictions on the ability to sell the collateral and the Fund could suffer a loss. For those Funds that are Non-feeder Funds, a Fund’s Schedule of Investments reflects repurchase agreements, if any, entered into as of December 31, 2010. For the Feeder Funds, see the Notes to Financial Statements for the Master Portfolios included elsewhere in this report for more information on repurchase agreements entered into by the Master Portfolios.

Securities transactions and investment income

For financial reporting purposes, security transactions are accounted for on trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Funds. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts on money market instruments and long-term debt instruments. Realized gains and losses from security transactions are reported on an identified cost basis.

Securities purchased on a “when-issued” basis

The Tax Advantaged Bond Fund may purchase municipal bonds on a “when-issued” basis. Delivery and payment for these securities may be a month or more after the purchase date, during which time such securities are subject to market fluctuations. The Tax Advantaged Bond Fund identifies and holds specific liquid assets with a market value at least equal to the amount of the when-issued purchase commitments in order to ensure that it can meet those commitments. It is possible that the securities will never be issued and the commitment cancelled. At December 31, 2010, the Tax Advantaged Bond Fund had no commitments for when-issued securities.

Multi-class fund structure

Each Fund, other than the Tax Advantaged Bond Fund and LifePath 2050 Fund, offers eight classes of shares. The Tax Advantaged Bond Fund offers four classes of shares: Class A, Legacy Class A, Class B and Legacy Class B. The LifePath 2050 Fund offers three classes of shares: Class A, Class R-1 and Class R-2. Except for new investments in the Money Market Fund, Class A and Legacy Class A shares are offered to investors subject to an initial sales charge. Class B and Legacy Class B shares are offered without an initial sales charge, but are subject to higher ongoing expenses than Class A and Legacy Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B and Legacy Class B shares automatically convert to the corresponding Class A and Legacy Class A shares eight years after issuance. Institutional shares are offered to institutional investors, including certain insurance companies, defined contribution plans, defined benefit plans, and may be used as a funding vehicle for certain IRAs. Class R-1, R-2 and R-3 shares are available for purchase or exchange only by certain qualified purchasers as defined in the prospectus for Class R-1, R-2, and R-3 shares. Institutional, Class R-1, R-2 and R-3 shares are not subject to an initial sales charge or a contingent deferred sales charge.

Investment income and certain Fund level expenses and expense reductions, if any, are borne pro rata on the basis of fair value of settled shares outstanding for the Bond, Tax Advantaged Bond and Money Market Funds and, indirectly, the Equity and Bond Fund, and relative net assets for all other Funds. Realized and unrealized gains and losses are borne pro rata on the basis of relative net assets for all Funds. However, each class bears certain expenses unique to that class such as distribution services and certain other class specific expenses. Differences in class expenses may result in the payment of different per share dividends by class. All shares of the Funds have equal rights with respect to voting subject to class specific arrangements.

Expenses

Expenses arising in connection with a specific Fund are allocated to that Fund. Common Trust expenses are generally allocated between the Funds in proportion to each Fund’s relative net assets.

Fund share valuation

The offering price of the shares of each Fund, other than Money Market Fund, is its Net Asset Value (“NAV”), plus an initial sales charge on the Class A and Legacy Class A shares. The offering price of the Money Market Fund and all Funds’ Class B, Legacy Class B, Institutional, Class R-1, Class R-2 and Class R-3 shares is the NAV. A separate NAV is calculated for each class of each Fund.

The NAV for each class of each Fund is determined as of the time of the close of regular session trading on the New York Stock Exchange (“NYSE”) (usually at 3:00 p.m., Central Time), on each day when the NYSE is open for business. Shares of the Funds will not be priced on days when the NYSE is closed.

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

Investments in Master Portfolios

The Feeder Funds, through their investments in the Master Portfolios, are diversified, open-end management investment companies. The Feeder Funds invest all of their assets in the Master Portfolios. The percentage ownership in the Master Portfolios held by the Feeder Funds as of December 31, 2010 is detailed below:

Feeder Fund	Invests in Master Portfolio	% ownership interest held by the Feeder Funds
S&P 500 Index Fund	S&P 500 Stock Master Portfolio	25.68%
LifePath Retirement Fund	LifePath Retirement Master Portfolio	48.18%
LifePath 2020 Fund	LifePath 2020 Master Portfolio	44.67%
LifePath 2030 Fund	LifePath 2030 Master Portfolio	45.79%
LifePath 2040 Fund	LifePath 2040 Master Portfolio	44.89%
LifePath 2050 Fund	LifePath 2050 Master Portfolio	38.61%

The Master Portfolios are diversified, open-end management investment companies, each of which has an investment objective substantially similar to that of its corresponding Feeder Fund. The financial statements of each Master Portfolio, including Schedules of Investments, are included elsewhere in this report.

Each Feeder Fund records its investment in its Master Portfolio based upon each Feeder Fund’s proportionate interest in the net assets of the respective Master Portfolio. Valuation policies relating to securities held by each Master Portfolio are disclosed in the MIP Notes to Financial Statements included elsewhere in this report.

Each Feeder Fund records daily its proportionate share of the Master Portfolio’s income, expenses, and realized and unrealized gains and losses. In addition, the Feeder Funds accrue their own expenses.

Federal income taxes, dividends and distributions to shareholders

It is the Funds’ policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and, in the manner provided therein, to distribute substantially all of their taxable income, including any net realized gain on sales of investments reportable for federal income tax purposes. The Funds intend to comply with this policy. See Note 2 under Fund Merger.

As of December 31, 2010, the Trust’s management has completed a review of tax positions taken by the Funds and determined that no tax liability was required for unrecognized tax benefits, and no additional disclosures were needed, as of December 31, 2010. Generally, the tax authorities can initiate examinations of tax returns within the three year period beginning on the date such returns are filed. As a result, some tax returns are still open and subject to examination.

As of December 31, 2010, aggregate securities holdings’ unrealized gains and losses based on cost for federal income tax purposes for certain Funds were as follows:

Fund	Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Equity Fund	$ 222,719,046	$ 50,264,532	$ (4,610,565)	$ 45,653,967
Small/Mid Cap Equity Fund	132,934,037	38,531,996	(1,531,378)	37,000,618
International Equity Fund	96,957,212	24,211,588	(2,276,971)	21,934,617
Small Cap Index Fund	260,626,273	78,429,337	(41,229,828)	37,199,509
International Index Fund	190,977,466	50,747,283	(28,846,195)	21,901,088
Equity and Bond Fund	198,283,974	3,731,492	(28,119,606)	(24,388,114)
Bond Fund	459,761,605	21,129,914	(1,624,001)	19,505,913
Tax Advantaged Bond Fund	251,592,674	4,052,567	(3,724,630)	327,937
Money Market Fund	245,370,457	—	—	—

The differences between the cost of investments for federal income tax purposes and the cost of investments reflected on the Schedules of Investments are primarily related to the timing of recognition of gains and losses and investment income.

The Master Portfolios are organized as partnerships for federal income tax purposes. Information relating to the cost of investments, gross and net unrealized appreciation (depreciation) and other tax matters for the Master Portfolios may be found in the MIP Schedules of Investments which are included in this report. The tax cost information for the LifePath Master Portfolios in the MIP Schedules of Investments does not include the tax cost

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

information of the underlying investments in the Active Stock and CoreAlpha Bond Master Portfolios, each of which is an Underlying Fund. See the MIP Schedules of Investments for the tax cost information of the underlying investments in the Active Stock and CoreAlpha Bond Master Portfolios.

At December 31, 2010, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

		Year of Expiration

	2016	2017	2018	Total
Equity Fund	$63,664,928	$51,585,590	$—	$115,250,518
Small/Mid Cap Equity Fund	3,818,397	39,520,422	—	43,338,819
International Equity Fund	7,042,943	11,960,338	2,909,152	21,912,433
S&P 500 Index Fund	12,289,404	9,273,659	10,032,679	31,595,742
Small Cap Index Fund	—	11,344,763	—	11,344,763
International Index Fund	5,140,621	7,747,891	4,077,751	16,966,263
Equity and Bond Fund	176,301	—	—	176,301
Bond Fund	—	1,211,377	—	1,211,377
LifePath Retirement Fund	21,669,950	10,856,882	—	32,526,832
LifePath 2020 Fund	4,996,314	72,844,865	—	77,841,179
LifePath 2030 Fund	8,338,189	69,253,223	—	77,591,412
LifePath 2040 Fund	10,423,211	57,072,053	—	67,495,264

The Equity Fund, Small/Mid Cap Equity Fund, Small Cap Index Fund, Equity and Bond Fund, Bond Fund, LifePath Retirement Fund, LifePath 2020 Fund, LifePath 2030 Fund, and LifePath 2040 Fund utilized $6,980,543, $19,344,134, $3,855,875, $112,982, $696,097, $15,757,529, $15,210,490, $12,742,874, and $9,101,672, respectively, of capital loss carryforwards to offset realized capital gains in 2010.

As of December 31, 2010, in accordance with federal tax regulations, the components of distributable earnings on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-term Gain	Unrealized Appreciation (Depreciation)	Accumulated Capital and Other Losses	Total
Equity Fund	$260,152	—	$45,653,967	$(115,250,518)	$(69,336,399)
Small/Mid Cap Equity Fund	—	—	37,000,618	(43,338,819)	(6,338,201)
International Equity Fund	1,516,055	—	21,953,758	(22,039,655)	1,430,158
S&P 500 Index Fund	817,011	—	75,818,340	(31,622,651)	45,012,700
Small Cap Index Fund	—	—	37,199,509	(11,348,330)	25,851,179
International Index Fund	113,393	—	21,909,836	(18,016,449)	4,006,780
Equity and Bond Fund	207,631	—	(24,388,113)	(176,301)	(24,356,783)
Bond Fund	48,913	—	19,505,913	(1,260,289)	18,294,537
Tax Advantaged Bond Fund	—	35,765	327,937	—	363,702
Money Market Fund	—	—	—	—	—
LifePath Retirement Fund	568,345	—	52,707,670	(32,526,832)	20,749,183
LifePath 2020 Fund	3,007,633	—	94,531,039	(77,841,179)	19,697,493
LifePath 2030 Fund	1,933,814	—	81,302,839	(77,591,412)	5,645,241
LifePath 2040 Fund	1,060,915	—	57,289,459	(67,495,264)	(9,144,890)
LifePath 2050 Fund	110,434	151,689	5,228,189	—	5,490,312

The difference between these amounts and the undistributed net investment income reported on the Statements of Assets and Liabilities as of December 31, 2010 relates to one or more of the following: forward foreign currency contracts, mark-to-market of Passive Foreign Investment Companies (“PFICs”), post-October loss deferrals, return of capital transactions, amortization for GAAP but not for federal income tax purposes and non deductible start-up expenses.

From November 1, 2010 through December 31, 2010, the S&P 500 Index Fund incurred $26,909 in net realized losses. As permitted by tax regulations, the Fund elected to defer the losses and treat them as arising on January 1, 2011.

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

From November 1, 2010 through December 31, 2010, the International Equity Fund incurred $3,501 in foreign exchange losses and $123,724 in PFIC losses. As permitted by tax regulations, the Fund elected to defer the losses and treat them as arising on January 1, 2011.

From November 1, 2010 through December 31, 2010, the International Index Fund incurred $1,050,186 in net realized losses. As permitted by tax regulations, the Fund elected to defer the losses and treat them as arising on January 1, 2011.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for futures contracts, the recognition of net realized losses, net operating losses, the timing of Fund distributions, and foreign currency transactions. As a result, net investment income and net realized gain or loss on investment transactions for a reporting period may differ from distributions during such period. Accordingly, each Fund may periodically make reclassifications among certain of its capital accounts without impacting its net asset value.

As of December 31, 2010, these reclassifications were as follows:

Fund	Paid in Capital	Accumulated Net Realized Gain (Loss)	Net Unrealized Appreciation (Depreciation)	Accumulated Undistributed Net Investment Income (Loss)
Small/Mid Cap Equity Fund	$(404,992)	$(13,015)	—	$418,007
International Equity Fund	—	(144,861)	(1,062)	145,923
S&P 500 Index Fund	(157,378)	200,954	—	(43,576)
Small Cap Index Fund	471	111,943	—	(112,414)
International Index Fund	—	145,299	—	(145,299)
LifePath Retirement Fund	81,386	43,143	—	(124,529)
LifePath 2020 Fund	114,269	20,389	—	(134,658)
LifePath 2030 Fund	68,110	6,197	—	(74,307)
LifePath 2040 Fund	18,917	10,565	—	(29,482)
LifePath 2050 Fund	199	121	—	(320)

The Equity Fund, Small/Mid Cap Equity Fund, International Equity Fund, S&P 500 Index Fund, Small Cap Index Fund, International Index Fund, Equity and Bond Fund, LifePath 2020 Fund, LifePath 2030 Fund, LifePath 2040 Fund and LifePath 2050 Fund declare and pay dividend and capital gain distributions, if any, at least annually.

The Bond Fund, Tax Advantaged Bond Fund and Money Market Fund declare dividends daily and distribute dividends monthly on the last business day of the month. Capital gain distributions on these Funds, if any, are paid at least annually.

The LifePath Retirement Fund declares and distributes dividends quarterly and capital gain distributions, if any, at least annually. The tax character of distributions was as follows for the years ended December 31, 2010 and 2009, respectively:

2010 LifePath Retirement Fund	Ordinary Income	Long-term Capital Gain	Total
Class A	$4,424,207	$—	$4,424,207
Class B	106,785	—	$106,785
Legacy Class A	4,739,531	—	$4,739,531
Legacy Class B	635,145	—	$635,145
Institutional	1,158,461	—	$1,158,461
Class R-1	83,526	—	$83,526
Class R-2	264,065	—	$264,065
Class R-3	26,163	—	$26,163

Total Distributions	$11,437,883	$—	$11,437,883

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

2010 LifePath 2050 Fund	Ordinary Income	Long-term Capital Gain	Total
Class A	$1,002,008	$520,985	$1,522,993
Class R-1	38,029	22,976	$61,005
Class R-2	38,209	20,962	$59,171

Total Distributions	$1,078,246	$564,923	$1,643,169

2010 Tax Advantaged Bond Fund	Tax Exempt Income	Ordinary Income	Long-term Capital Gain	Total
Class A	$4,449,610	$—	$96,267	$4,545,877
Class B	126,085	—	2,713	128,798
Legacy Class A	2,305,360	—	40,850	2,346,210
Legacy Class B	779,068	—	15,342	794,410

Total Distributions	$7,660,123	$—	$155,172	$7,815,295

For the remaining Funds, the tax distributions of ordinary income were the same as the distributions from net investment income reflected in the Statement of Changes in Net Assets for the year ended December 31, 2010.

2009 LifePath 2050 Fund	Ordinary Income	Long-term Capital Gain	Total
Class A	$791,713	$—	$791,713
Class R-1	47,531	—	47,531
Class R-2	37,005	—	37,005

Total Distributions	$876,249	$—	$876,249

2009 Tax Advantaged Bond Fund	Tax Exempt Income	Ordinary Income	Long-term Capital Gain	Total
Class A	$1,839,059	$15,039	$222,898	$2,076,996
Class B	119,537	643	10,058	130,238
Legacy Class A	2,365,980	11,259	176,211	2,553,450
Legacy Class B	865,674	4,413	69,464	939,551

Total Distributions	$5,190,250	$31,354	$478,631	$5,700,235

For the remaining Funds, the tax distributions of ordinary income were the same as the distributions from net investment income reflected in the Statement of Changes in Net Assets for the year ended December 31, 2009.

The International Equity Fund, Small Cap Index Fund and the International Index Fund have elected to mark-to-market their investments in PFICs for federal income tax purposes. In accordance with this election, the International Equity Fund recognized unrealized appreciation (depreciation) of $745,290 and $987,977 as ordinary income for federal income tax purposes during 2010 and 2009, respectively. The Small Cap Index Fund recognized realized gains of $0 and $1,258 as ordinary income for federal income tax purposes during 2010 and 2009, respectively. The International Index Fund recognized unrealized appreciation (depreciation) of $215,734 and $638,423 as ordinary income for federal income tax purposes during 2010 and 2009, respectively. The cumulative amount of mark-to-market adjustments recognized on PFICs at December 31, 2010 was $1,834,308 for the International Equity Fund and $1,094,922 for the International Index Fund.

Foreign currency translation

Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing foreign exchange rates at December 31, 2010. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollars at the prevailing foreign exchange rates on the respective dates of transactions. That portion of realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with realized and unrealized gains and losses on investment securities.

Use of estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

Commitments and contingencies

In the normal course of business, the Trust enters into contracts on behalf of the Funds that may contain provisions for general indemnifications. Each Fund’s maximum exposure under these indemnification provisions is unknown, as this would involve future claims that may be made against each Fund that are not known at this time. However, based on past experience, the Funds believe the risk of loss from these indemnification provisions is improbable.

Financial instruments

The Small Cap Index Fund and International Index Fund are subject to equity price risk in the normal course of pursuing their investment objectives. These Funds entered into stock index futures contracts to gain exposure to market fluctuations, as the use of these instruments was more efficient or cost effective than actually buying the underlying securities. These contracts obligated those Funds to make or take delivery of a financial instrument or the cash value of a securities index at a specified future date at a specified price. Realized and unrealized gains and losses from these contracts are reflected in the Statements of Operations. Unrealized gains and losses on open futures contracts are reflected as a component of net unrealized appreciation (depreciation) in the Statements of Assets and Liabilities, and in other assets in the Schedules of Investments. Daily fluctuations in the margin requirements for futures contracts are recorded as variation margin receivable or payable on the Statements of Assets and Liabilities. Upon entering into a futures contract, these Funds bore the risk of futures contracts’ prices moving unexpectedly, in which case, the Funds might not have been able to achieve the anticipated benefits of the futures contract and might realize a loss. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearing house, as the ultimate counterparty to all exchange traded futures, guarantees the futures against default.

The International Equity and International Index Funds are subject to foreign currency exchange risk in the normal course of pursuing their investment objectives. These Funds entered into forward foreign currency contracts to decrease exposure to a given currency between trade date and settlement date on security transactions. Realized and unrealized gains and losses on forward foreign currency contracts are reflected in the Statements of Operations. Unrealized gains and losses on forward foreign currency contracts are reflected as a component of net unrealized appreciation (depreciation) in the Statements of Assets and Liabilities, and in other assets in the Schedule of Investments. These Funds bore the market risk that arises from changes in foreign currency rates and the credit risk should a counterparty fail to perform under such contracts, and as a result, might realize a loss. For disclosures about derivative instruments and hedging activities for the Master Portfolio, see the MIP Notes to Financial Statements.

As of December 31, 2010, the value of derivative instruments, which are also disclosed in Note 4 under Futures and foreign currency contracts, were as follows:

		Asset Derivatives			Liability Derivatives

Fund	Derivatives not accounted for as hedging instruments (a)	Statements of Assets and Liabilities Location	Fair Value		Statements of Assets and Liabilities Location	Fair Value
International Equity Fund	Forward Foreign Currency Contracts	Unrealized gain on forward foreign currency contracts	$226		Unrealized loss on forward foreign currency contracts	$446

Total			$226			$446

Small Cap Index Fund	Stock Index Futures Contracts	Variation Margin; Analysis of Net Assets - Net Unrealized Appreciation	$67,033	(b)	Variation Margin; Analysis of Net Assets - Net Unrealized Depreciation	$—

Total			$67,033			$—

International Index Fund	Forward Foreign Currency Contracts	Unrealized gain on forward foreign currency contracts	$24,298		Unrealized loss on forward foreign currency contracts	$16,226
International Index Fund	Stock Index Futures Contracts	Variation Margin; Analysis of Net Assets- Net Unrealized Appreciation	—		Variation Margin; Analysis of Net Assets - Net Unrealized Depreciation	3,381

Total			$24,298			$19,607

(a)    For open derivative instruments as of December 31, 2010, see Note 4 under Futures and foreign currency contracts, which is also indicative of derivative activity volume for the year ended December 31, 2010.

(b)    Represents cumulative unrealized gain (loss) of futures contracts. Variation margin disclosed on the Statements of Assets and Liabilities is for the last day of the period.

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

As of December 31, 2010, the effect of derivative instruments on the Statements of Operations were as follows:

		Amount of Realized Gain (Loss) on Derivatives Recognized in Income		Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Fund	Derivatives not accounted for as hedging instruments	Futures	Forward Currency Contracts	Futures	Forward Currency Contracts
International Equity Fund	Forward Foreign Currency Contracts	$—	$(51,626)	$—	$(812)
S&P 500 Index Fund	Stock Index Futures Contracts	388,728	—	144,500	—
Small Cap Index Fund	Stock Index Futures Contracts	923,428	—	(69,011)	—
International Index Fund	Forward Foreign Currency Contracts	—	(113,275)	—	66,567
International Index Fund	Stock Index Futures Contracts	(49,720)	—	(63,888)	—

Investment Advisory and Management Services Agreement

The Trust has entered into an investment advisory and management services agreement with SFIMC, which serves as the Trust’s investment adviser and conducts the business and affairs of the Trust. Each Fund pays SFIMC an investment advisory and management services fee based upon that Fund’s average daily net assets. The fee is accrued daily and paid to SFIMC monthly. The rates for the Feeder Funds include the fee for BlackRock Fund Advisors (“BlackRock”) investment advisory services to the Master Portfolios.

Equity Fund	0.60%	Tax Advantaged Bond Fund	0.10%
Small/Mid Cap Equity Fund	0.80%	Money Market Fund	0.10%
International Equity Fund	0.80%	LifePath Retirement Fund	0.70%
S&P 500 Index Fund	0.20%	LifePath 2020 Fund	0.70%
Small Cap Index Fund	0.35%	LifePath 2030 Fund	0.70%
International Index Fund	0.50%	LifePath 2040 Fund	0.70%
Equity and Bond Fund	None	LifePath 2050 Fund	0.70%
Bond Fund	0.10%

SFIMC does not receive an investment advisory and management services fee for performing its services for the Equity and Bond Fund. However, SFIMC receives investment advisory and management services fees from managing the underlying funds into which the Equity and Bond Fund invests. The Equity and Bond Fund pays no sales loads or similar compensation to SFIMC to acquire shares of each Fund in which it invests. Because the Underlying Funds have varied expenses and fee levels and the Equity and Bond Fund may own different proportions of the Underlying Funds at different times, the amount of fees and expenses incurred indirectly by the Equity and Bond Fund will vary.

SFIMC has engaged Bridgeway Capital Management, Inc. (“Bridgeway”) and Westwood Management Corp. (“Westwood”) as the investment sub-advisers to provide day-to-day portfolio management for the Equity Fund; Bridgeway and Rainier Investment Management, Inc. (“Rainier”) as the investment sub-advisers to provide day-to-day portfolio management for the Small/Mid Cap Equity Fund; Marsico Capital Management, LLC (“Marsico”) and Northern Cross, LLC (“Northern Cross”) as the investment sub-advisers to provide day-to-day portfolio management for the International Equity Fund; and Northern Trust Investments, Inc. (“Northern Trust”) as the investment sub-adviser to provide day-to-day portfolio management for the Small Cap Index Fund and International Index Fund.

In accordance with the investment objective of the Fund or Funds each sub-advises, Bridgeway, Westwood, Rainier, Marsico, Northern Cross, and Northern Trust determine which securities to buy and sell, select the brokers and dealers to effect the transactions, and negotiate commissions. Bridgeway’s, Westwood’s, Rainier’s, Marsico’s, Northern Cross’s, and Northern Trust’s sub-advisory fees for managing the respective portfolios are paid by SFIMC. No additional advisory fees are charged to the Funds for the services of the sub-advisers.

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

For the year ended ended December 31, 2010, the following fees were earned by Bridgeway, Westwood, Rainier, Marsico, Northern Cross, and Northern Trust for providing sub-advisory services (although not all amounts indicated were paid during that period):

	Bridgeway	Westwood	Rainier	Marsico	Northern Cross	Northern Trust
Equity Fund	$546,962	$448,785	$—	$—	$—	$—
Small Mid/Cap Equity Fund	429,182	—	443,042	—	—	—
International Equity Fund	—	—	—	259,008	318,711	—
Small Cap Index Fund	—	—	—	—	—	302,839
International Index Fund	—	—	—	—	—	244,105

Total Sub-Advisory Fees	$976,144	$448,785	$443,042	$259,008	$318,711	$546,944

Distribution and Shareholder Services Agreements

The Trust has entered into a distribution and service plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 with State Farm VP Management Corp. (“VP Management Corp.”). Under terms of this plan, each Fund pays VP Management Corp. an annual fee based on a specified percentage of average daily net assets, up to the following amounts (not all Funds offer all classes shown):

	Class A	Class B	Legacy Class A	Legacy Class B	Class R-1	Class R-2
Money Market Fund	0.15%	0.55%	0.15%	0.55%	0.40%	0.20%
Bond Fund and Tax Advantaged Bond Fund	0.25%	0.65%	0.25%	0.65%	0.50%	0.30%
All Other Funds	0.25%	0.95%	0.25%	0.65%	0.50%	0.30%

For the period January 1, 2008, through December 31, 2010, distribution and service (12b-1) fees for Class B shares of the Small/Mid Cap Equity Fund, International Equity Fund and Equity and Bond Fund decreased from 0.95% of average daily net assets to 0.85% of average daily net assets.

The annual fee amount is payable to VP Management Corp. by each Fund only to the extent VP Management Corp. has incurred distribution expenses to be reimbursed. Any distribution expenses incurred by VP Management Corp. and not otherwise reimbursed by the Funds under the distribution plan can be carried forward and reimbursed in a later time period. At December 31, 2010, VP Management Corp. had not been reimbursed for the following amounts (the TOTAL below is the cumulative amount of unreimbursed distribution expenses incurred since the commencement of operations of the Trust, although the total amount incurred by Fund is dependant upon the timing of commencement of the applicable section of the distribution plan for each such Fund and its classes):

Equity Fund	$7,216,611	Tax Advantaged Bond Fund	8,780,997
Small/Mid Cap Equity Fund	7,293,915	Money Market Fund	9,604,818
International Equity Fund	5,415,013	LifePath Retirement Fund	8,107,996
S&P 500 Index Fund	22,971,532	LifePath 2020 Fund	22,751,137
Small Cap Index Fund	12,196,194	LifePath 2030 Fund	16,833,016
International Index Fund	8,458,778	LifePath 2040 Fund	11,719,455
Equity and Bond Fund	9,789,022	LifePath 2050 Fund	255,791

Bond Fund	11,558,559	TOTAL	$162,952,834

The Trust has a separate shareholder services agreement with SFIMC. Each Fund, except the Equity and Bond Fund, pays SFIMC a fee of 0.25% of average daily net assets of Class A, Class B, Legacy Class A, Legacy Class B and Institutional shares and, for the current year, 0.32% of Class R-1, Class R-2 and Class R-3 shares. The Equity and Bond Fund does not directly pay SFIMC any shareholder services fee for Class A, Class B, Legacy Class A, Legacy Class B or Institutional shares and, for the current year, directly pays 0.07% of average daily net assets of Class R-1, Class R-2 and Class R-3 shares. However, SFIMC receives a shareholder services fee from managing the Equity Fund and Bond Fund into which the Equity and Bond Fund invests. Additionally, SFIMC receives proceeds from the account fee imposed on certain shareholders of the Trust.

Officers and Trustees

Certain officers and/or trustees of the Trust are also officers and/or directors of SFIMC. The Trust made no payments to its officers or trustees except for trustees’ fees paid to or accrued for the Trust’s independent trustees.

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

Expense Reduction Agreements

For the Class A, Class B, Legacy Class A, Legacy Class B and Institutional shares of all Funds, SFIMC has agreed to reimburse each Class if, and to the extent, the Class’s total annual operating expenses (for the Feeder Funds, this includes net expenses incurred at the Master Portfolio and Underlying Fund levels as applicable) exceed the percentage of each Class’s average net assets indicated in the table below.

	Class A	Class B	Legacy Class A	Legacy Class B	Institutional
Equity Fund	1.20%	1.90%	1.20%	1.60%	0.95%
Small/Mid Cap Equity Fund	1.40%	2.00%	1.40%	1.80%	1.15%
International Equity Fund	1.50%	2.10%	1.50%	1.90%	1.25%
S&P 500 Index Fund	0.80%	1.50%	0.80%	1.20%	0.55%
Small Cap Index Fund	0.95%	1.65%	0.95%	1.35%	0.70%
International Index Fund (a)	1.20%	1.90%	1.20%	1.60%	0.95%
Equity and Bond Fund	0.25%	0.85%	0.25%	0.65%	—
Bond Fund	0.70%	1.10%	0.70%	1.10%	0.45%
Tax Advantaged Bond Fund	0.70%	1.10%	0.70%	1.10%	—
Money Market Fund	0.60%	1.00%	0.60%	1.00%	0.45%
LifePath Retirement Fund	1.30%	2.00%	1.30%	1.70%	1.05%
LifePath 2020 Fund	1.30%	2.00%	1.30%	1.70%	1.05%
LifePath 2030 Fund	1.30%	2.00%	1.30%	1.70%	1.05%
LifePath 2040 Fund	1.30%	2.00%	1.30%	1.70%	1.05%
LifePath 2050 Fund	1.30%	—	—	—	—

(a)    Through April 30, 2009, the expense reimbursement threshold for International Index Fund Class A, Class B, Legacy Class A, Legacy Class B and Institutional was 1.15%, 1.85%, 1.15%, 1.55% and 0.90% respectively.

For all Class R shares, SFIMC has agreed to reimburse each Class for any expenses incurred by the Class, other than management fees, administrative fees charged by the Master Portfolios, distribution (12b-1) fees, and shareholder services fees, that exceed the following percentage of the Class’s average daily assets:

Fund	Expense Reimbursement Threshold	Fund	Expense Reimbursement Threshold
Equity Fund	0.10%	Money Market Fund	0.10%
Small/Mid Cap Equity Fund	0.10%	LifePath Retirement Fund	0.10%
International Equity Fund	0.20%	LifePath 2020 Fund	0.10%
S&P 500 Index Fund	0.10%	LifePath 2030 Fund	0.10%
Small Cap Index Fund	0.10%	LifePath 2040 Fund	0.10%
International Index Fund (a)	0.20%	LifePath 2050 Fund	0.10%
Bond Fund	0.10%
(a) Through April 30, 2009, the expense reimbursement threshold for International Index Fund Class R shares was 0.15%

SFIMC has agreed to reimburse all expenses directly incurred by all Class R shares of the Equity and Bond Fund excluding distribution and shareholder services fees directly incurred by the Equity and Bond Fund.

Beginning in late January 2009, the daily interest income on securities held by the Money Market Fund fell to a level below the amount of operating expenses incurred by the Money Market Fund. Since that time, SFIMC and VP Management Corp. have been voluntarily waiving portions of their fees in amounts necessary to keep the daily net investment income of the Money Market Fund from falling below zero.

The above arrangements are voluntary and may be eliminated by SFIMC or VP Management Corp. at any time.

Effective May 1, 2006, BlackRock contractually agreed to waive the investment advisory fees charged to the LifePath Master Portfolios in an amount equal to the advisory fees and administration fees, if any, charged to the Underlying Funds through April 30, 2012. Beginning on March 15, 2004 and until May 1, 2006, such waiver was voluntary.

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

Effective January 1, 2007, BlackRock also contractually agreed to provide an offsetting credit against the investment advisory fees BlackRock receives from the LifePath Master Portfolios and the S&P 500 Stock Master Portfolio in an amount equal to the fees and expenses of the MIP independent trustees, counsel to such trustees, and independent registered public accounting firm (“independent expenses”) that are paid by these Master Portfolios through April 30, 2012. Also effective January 1, 2007, BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BlackRock and administrator of certain of the Underlying Funds, contractually agreed to provide an offsetting credit against the administration fees paid by the Active Stock and CoreAlpha Bond Master Portfolios to BTC in an amount equal to the independent expenses that are paid by these two Underlying Funds through April 30, 2012. Beginning on May 1, 2006 and until December 31, 2006, such offsetting credits were voluntary.

BlackRock and BTC may not discontinue or modify this contractual waiver or these offsetting credits without the approval of the Board of Trustees of the Master Portfolios.

Effective October 2, 2007, BTC began voluntarily waiving a portion of its administration fees payable by the Active Stock Master Portfolio in an amount sufficient to maintain the investment advisory fees of the LifePath Master Portfolios, which are not to exceed 0.35% of the average daily net assets of each LifePath Master Portfolio. This arrangement is voluntary and may be terminated by BTC at any time. During the periods from July 3, 2008 through July 15, 2008 and October 6, 2010 through October 27, 2010, BlackRock voluntarily waived a portion of its investment advisory fees payable by the Active Stock Master Portfolio.

Fund Merger

On November 20, 2009, the LifePath 2010 Fund transferred all of its assets and liabilities (its “net assets”) to the LifePath Retirement Fund in exchange for shares of the LifePath Retirement Fund, and LifePath 2010 Fund shareholders received such LifePath Retirement Fund shares in exchange for their LifePath 2010 shares. None of the LifePath 2010 Fund, its shareholders, the LifePath Retirement Fund or its shareholders recognized income, gain or loss on the transaction for United States Federal income tax purposes. The amounts of these exchanges by share class were as follows:

	LifePath 2010 Fund Shares Amounts	LifePath 2010 Fund Dollar Amounts	LifePath Income Fund Shares Amounts	LifePath Income Fund Dollar Amounts
Class A	11,013,287	$125,650,944	11,703,811	$125,650,944
Class B	542,581	6,140,061	569,130	6,140,061
Legacy Class A	17,017,285	193,048,736	17,666,322	193,048,736
Legacy Class B	3,331,165	37,684,827	3,440,280	37,684,827
Institutional	3,552,498	40,518,528	3,707,602	40,518,528
Class R-1	388,701	4,400,696	409,245	4,400,696
Class R-2	779,685	8,854,858	808,198	8,854,858
Class R-3	64,257	731,268	67,005	731,268

Total	36,689,459	$417,029,918	38,371,593	$417,029,918

For financial reporting purposes, the net assets received and shares issued by LifePath Retirement Fund were recorded at fair value; however, the LifePath 2010 Fund’s cost of the investments was carried forward to align ongoing reporting of LifePath Retirement Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

LifePath 2010 Fund’s net assets on November 20, 2009 were $417,029,918, including $19,635,494 of unrealized appreciation and $38,341,869 of accumulated realized losses. LifePath 2010 Fund’s net assets were primarily comprised of investments in the LifePath 2010 Master Portfolio with a fair value of $417,221,180. The aggregate net assets of LifePath Retirement Fund immediately before and after the acquisition were $159,043,311 and $576,073,229, respectively. On November 20, 2009, the LifePath Retirement Fund’s accumulated realized losses were $11,113,269. As a result of the merger, the accumulated realized losses of the LifePath Retirement Fund are subject to an annual loss limitation of $6,886,575 as set forth in the Internal Revenue Code. Accordingly, it is possible that some of LifePath Retirement Fund’s accumulated realized losses as of November 20, 2009, will expire without being used to offset future realized gains.

The financial statements as of December 31, 2009, reflect the operations of the LifePath Retirement Fund for the period prior to the merger and the combined fund for the period subsequent to the merger. Because the combined investment portfolios have been managed as a single integrated portfolio since the merger was completed, it is not practical to separate the amounts of revenue and earnings of the LifePath 2010 Fund that have been included in the combined fund’s Statement of Operations since the merger was completed. Assuming the merger had been completed on January 1, 2009, LifePath Retirement Fund’s pro-forma net investment income, net gain on investments and net increase in net assets from operations for the year ended December 31, 2009 would have been $12,388,821, $14,655,263 and $27,044,084, respectively. Certain legal fees were incurred by the LifePath Retirement Fund and LifePath 2010 Fund as a result of the merger.

Prior to the merger, the LifePath 2010 Fund calculated the final income distribution to be paid based upon the total amount of estimated taxable income allocated to the feeder funds of the LifePath 2010 Master Portfolio by the MIP. After the merger, the MIP’s accounting agent finalized the total amount of

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

taxable income, and determined that the LifePath 2010 Fund had an additional $417,017 of taxable income which was not distributed by the LifePath 2010 Fund. This under distribution resulted in a federal and state tax liability of $176,398, which liability was assumed by the LifePath Retirement Fund. On February 12, 2010, the MIP’s accounting agent reimbursed the LifePath Retirement Fund for all tax liabilities resulting from the under distribution.

3. Investment transactions

For the year ended December 31, 2010, investment transactions (exclusive of short-term instruments) were as follows:

	Purchases	Sales
Equity Fund	$135,673,264	$130,744,206
Small/Mid Cap Equity Fund	156,269,210	151,939,400
International Equity Fund	70,765,666	66,699,728
Small Cap Index Fund	37,731,264	38,393,674
International Index Fund	9,194,938	7,564,004
Equity and Bond Fund	8,200,000	1,700,001
Bond Fund	173,000,997	65,893,762
Tax Advantaged Bond Fund	83,798,678	8,538,244

4. Futures and foreign currency contracts

As of December 31, 2010, the International Equity Fund and International Index Fund had the following open forward foreign currency contracts. See Note 2 under Financial Instruments:

International Equity Fund
Foreign amount Purchased (Sold)	Currency	Counterparty	Settlement Date	U.S. Dollar amount Purchased (Sold)	Unrealized Gain	Unrealized (Loss)
25,625	Euro	State Street Bank and Trust Company	01/04/2011	(34,050)	$192	$ —
621,388	Japanese Yen	State Street Bank and Trust Company	01/06/2011	(7,620)	34	—
(4,781,853)	Japanese Yen	JPMorgan Chase Bank N.A	01/05/2011	58,536	—	(360)
(600,029)	Japanese Yen	JPMorgan Chase Bank N.A	01/04/2011	7,305	—	(86)

				Total	$226	$ (446)

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

International Index Fund

Foreign amount Purchased (Sold)	Currency	Counterparty	Settlement Date	U.S. Dollar amount Purchased (Sold)	Unrealized Gain	Unrealized (Loss)
20,592	Australian Dollar	Citibank N.A.	03/16/2011	(20,000)	$878	$—
100,607	Australian Dollar	Royal Bank of Scotland PLC	03/16/2011	(100,000)	2,900	—
283,287	British Pound	Morgan Stanley and Co. Inc.	03/16/2011	(445,000)	—	(3,569)
426,368	Euro	Morgan Stanley and Co. Inc.	03/16/2011	(563,000)	6,756	—
76,139	Euro	Royal Bank of Scotland PLC	03/16/2011	(100,000)	1,744	—
1,170,622	Japanese Yen	Citibank N.A.	03/16/2011	(14,000)	429	—
4,353,800	Japanese Yen	Goldman Sachs Capital Markets LP	01/05/2011	(53,329)	296	—
31,059,262	Japanese Yen	UBS AG	03/16/2011	(375,000)	7,550	—
120,150	Swiss Franc	Citibank N.A.	03/16/2011	(125,000)	3,503	—
(99,201)	Australian Dollar	Morgan Stanley and Co. Inc.	03/16/2011	100,000	—	(578)
(161,421)	British Pound	Morgan Stanley and Co. Inc.	03/16/2011	250,000	—	(1,533)
(76,855)	British Pound	Royal Bank of Scotland PLC	03/16/2011	120,000	242	—
(227,006)	Euro	Morgan Stanley and Co. Inc.	03/16/2011	300,000	—	(3,276)
(74,928)	Euro	Royal Bank of Scotland PLC	03/16/2011	100,000	—	(101)
(20,397,500)	Japanese Yen	Morgan Stanley and Co. Inc.	03/16/2011	250,000	—	(1,416)
(50,000)	Swiss Franc	Goldman Sachs Capital Markets LP	01/05/2011	53,329	—	(147)
(95,748)	Swiss Franc	Royal Bank of Scotland PLC	03/16/2011	100,000	—	(2,493)
(60,881)	Swiss Franc	UBS AG	03/16/2011	62,000	—	(3,113)

				Total	$24,298	$(16,226)

The Small Cap Index and International Index Funds had the following open futures contracts at December 31, 2010:

Fund	Type	Number of contracts	Notional Value	Market Value	Position	Expiration Month	Unrealized Gain (Loss)
Small Cap Index Fund	Russell 2000 Mini	50	$3,844,467	$3,911,500	Long	March ‘11	$67,033

Total							$67,033

International Index Fund	DJ Euro Stoxx 50	25	952,595	933,406	Long	March ‘11	(19,189)
International Index Fund	FTSE 100 Index	8	728,520	735,021	Long	March ‘11	6,501
International Index Fund	Hang Seng Index	1	144,896	148,080	Long	January ‘11	3,184
International Index Fund	ASX SPI 200 Index	2	244,040	241,892	Long	March ‘11	(2,148)
International Index Fund	Nikkei 225 Index	5	312,692	314,386	Long	March ‘11	1,694
International Index Fund	TOPIX Index	3	324,498	331,075	Long	March ‘11	6,577

Total							$(3,381)

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

5. Fund share transactions

At December 31, 2010, the Funds were authorized to issue an unlimited number of shares (no par value) in an unlimited number of classes. Proceeds and payments on Fund shares as shown in the Statements of Changes in Net Assets are in respect of the following number of shares and dollars by class:

Year ended December 31, 2010:

	Class A Dollar Amounts				Class A Share Amounts
2010	Sales	Reinvestments	Redemptions	Net	Sales	Reinvestments	Redemptions	Net
Equity Fund	$13,772,478	$112,083	$5,931,712	$7,952,849	2,605,633	19,398	1,118,899	1,506,132
Small/Mid Cap Equity Fund	9,018,432	—	4,425,590	4,592,842	1,121,712	—	553,952	567,760
International Equity Fund	6,514,240	237,772	2,328,838	4,423,174	740,101	24,312	263,819	500,594
S&P 500 Index Fund	32,274,740	1,083,032	14,072,952	19,284,820	3,735,116	114,607	1,631,303	2,218,420
Small Cap Index Fund	9,813,510	94,396	4,260,308	5,647,598	941,483	7,725	409,090	540,118
International Index Fund	10,109,432	530,166	5,200,596	5,439,002	1,000,944	48,684	519,575	530,053
Equity and Bond Fund	13,849,707	356,540	3,427,679	10,778,568	1,850,436	47,119	463,420	1,434,135
Bond Fund	100,297,124	3,713,101	29,401,032	74,609,193	8,966,780	331,036	2,635,685	6,662,131
Tax Advantaged Bond Fund	103,818,886	3,770,986	35,294,010	72,295,862	9,233,875	335,922	3,161,918	6,407,879
Money Market Fund	210,330,572	(50)	197,071,940	13,258,582	210,330,574	(50)	197,071,939	13,258,585
LifePath Retirement Fund	94,585,253	4,401,628	40,154,383	58,832,498	8,668,299	397,421	3,639,199	5,426,521
LifePath 2020 Fund	150,372,648	5,885,171	51,813,047	104,444,772	12,381,559	457,638	4,282,917	8,556,280
LifePath 2030 Fund	142,079,406	4,927,517	44,659,561	102,347,362	11,577,775	374,728	3,658,003	8,294,500
LifePath 2040 Fund	83,952,249	2,913,123	33,374,267	53,491,105	6,796,017	217,234	2,721,801	4,291,450
LifePath 2050 Fund	23,660,245	1,483,485	6,333,750	18,809,980	2,687,561	157,985	723,166	2,122,380

	Class B Dollar Amounts				Class B Share Amounts
2010	Sales	Reinvestments	Redemptions	Net	Sales	Reinvestments	Redemptions	Net
Equity Fund	$394,316	$—	$183,861	$210,455	75,265	—	34,760	40,505
Small/Mid Cap Equity Fund	362,871	—	212,557	150,314	46,723	—	27,239	19,484
International Equity Fund	232,542	8,190	155,423	85,309	26,672	843	17,662	9,853
S&P 500 Index Fund	1,374,218	28,664	775,271	627,611	159,470	3,024	90,325	72,169
Small Cap Index Fund	447,458	—	269,887	177,571	43,521	—	26,090	17,431
International Index Fund	425,424	19,705	301,205	143,924	42,223	1,808	29,981	14,050
Equity and Bond Fund	329,407	10,228	179,423	160,212	44,176	1,344	24,244	21,276
Bond Fund	1,821,885	100,212	518,803	1,403,294	163,291	8,950	46,446	125,795
Tax Advantaged Bond Fund	872,246	23,357	109,812	785,791	77,623	2,082	9,760	69,945
Money Market Fund	145,651	—	380,887	(235,236)	145,651	—	380,887	(235,236)
LifePath Retirement Fund	1,503,394	104,414	1,128,037	479,771	156,984	9,404	101,664	64,724
LifePath 2020 Fund	5,242,738	161,063	2,408,288	2,995,513	436,427	12,591	200,992	248,026
LifePath 2030 Fund	6,420,998	159,975	3,193,576	3,387,397	528,934	12,210	264,041	277,103
LifePath 2040 Fund	5,795,807	137,897	3,003,351	2,930,353	472,785	10,325	247,352	235,758

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

	Legacy Class A Dollar Amounts				Legacy Class A Share Amounts
2010	Sales	Reinvestments	Redemptions	Net	Sales	Reinvestments	Redemptions	Net
Equity Fund	$8,574,796	$215,599	$9,510,309	$(719,914)	1,560,811	35,933	1,750,102	(153,358)
Small/Mid Cap Equity Fund	6,013,905	—	6,644,801	(630,896)	764,110	—	847,208	(83,098)
International Equity Fund	3,171,107	376,029	3,918,544	(371,408)	356,570	38,137	446,672	(51,965)
S&P 500 Index Fund	28,011,541	3,145,658	34,157,727	(3,000,528)	3,215,305	331,832	3,969,875	(422,738)
Small Cap Index Fund	11,289,429	324,089	15,292,337	(3,678,819)	1,087,235	26,762	1,485,917	(371,920)
International Index Fund	6,334,186	1,061,099	9,555,782	(2,160,497)	625,878	97,622	954,321	(230,821)
Equity and Bond Fund	8,487,529	943,811	8,611,627	819,713	1,126,037	124,456	1,150,925	99,568
Bond Fund	19,969,762	3,853,626	17,024,446	6,798,942	1,782,920	343,993	1,525,372	601,541
Tax Advantaged Bond Fund	7,770,121	1,093,874	8,000,072	863,923	692,185	97,659	716,205	73,639
Money Market Fund	31,536,112	(45)	45,350,811	(13,814,744)	31,536,112	(45)	45,350,811	(13,814,744)
LifePath Retirement Fund	8,875,499	4,668,942	41,283,138	(27,738,697)	1,862,412	414,636	3,672,139	(1,395,091)
LifePath 2020 Fund	27,814,926	4,667,436	37,339,279	(4,856,917)	2,299,572	364,352	3,100,110	(436,186)
LifePath 2030 Fund	24,768,301	3,035,024	30,078,418	(2,275,093)	2,017,948	230,795	2,463,674	(214,931)
LifePath 2040 Fund	21,074,584	2,033,134	24,237,389	(1,129,671)	1,705,606	151,384	1,975,754	(118,764)

	Legacy Class B Dollar Amounts				Legacy Class B Share Amounts
2010	Sales	Reinvestments	Redemptions	Net	Sales	Reinvestments	Redemptions	Net
Equity Fund	$1,038,101	$(6)	$5,794,704	$(4,756,609)	192,021	(1)	1,066,583	(874,563)
Small/Mid Cap Equity Fund	832,742	—	3,556,234	(2,723,492)	110,582	—	472,991	(362,409)
International Equity Fund	402,429	51,892	1,842,436	(1,388,115)	46,066	5,311	209,861	(158,484)
S&P 500 Index Fund	3,891,692	515,293	19,646,262	(15,239,277)	451,011	54,242	2,260,383	(1,755,130)
Small Cap Index Fund	1,189,045	2	7,518,774	(6,329,727)	118,019	—	735,906	(617,887)
International Index Fund	736,866	168,560	3,998,687	(3,093,261)	72,587	15,464	395,160	(307,109)
Equity and Bond Fund	1,267,285	211,473	6,367,242	(4,888,484)	168,043	27,802	845,030	(649,185)
Bond Fund	2,084,019	902,976	8,768,521	(5,781,526)	186,218	80,640	783,545	(516,687)
Tax Advantaged Bond Fund	152,378	68,328	653,929	(433,223)	13,490	6,100	58,399	(38,809)
Money Market Fund	3,114,503	—	5,181,745	(2,067,242)	3,114,503	—	5,181,745	(2,067,242)
LifePath Retirement Fund	(514,296)	633,754	7,491,767	(7,372,309)	192,722	56,189	663,444	(414,533)
LifePath 2020 Fund	4,416,900	702,590	9,168,832	(4,049,342)	367,731	54,933	760,120	(337,456)
LifePath 2030 Fund	3,345,865	484,351	7,214,320	(3,384,104)	275,729	36,973	592,189	(279,487)
LifePath 2040 Fund	3,446,745	323,331	6,155,590	(2,385,514)	281,049	24,131	502,914	(197,734)

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

	Institutional Shares Dollar Amounts				Institutional Shares Share Amounts
2010	Sales	Reinvestments	Redemptions	Net	Sales	Reinvestments	Redemptions	Net
Equity Fund	$5,868,264	$133,635	$2,898,394	$3,103,505	1,110,815	23,042	549,827	584,030
Small/Mid Cap Equity Fund	4,878,080	—	3,886,477	991,603	595,647	—	477,124	118,523
International Equity Fund	3,245,725	193,550	2,329,599	1,109,676	365,642	19,670	265,811	119,501
S&P 500 Index Fund	12,121,212	924,081	10,536,595	2,508,698	1,379,522	97,169	1,224,754	251,937
Small Cap Index Fund	7,729,979	226,780	6,398,559	1,558,200	724,158	18,482	615,824	126,816
International Index Fund	5,240,345	557,234	4,975,874	821,705	512,837	51,122	494,806	69,153
Equity and Bond Fund	3,146,315	236,932	2,003,195	1,380,052	415,838	31,490	267,887	179,441
Bond Fund	28,597,279	1,889,055	14,172,229	16,314,105	2,555,906	168,677	1,265,656	1,458,927
Money Market Fund	53,046,872	257	50,673,846	2,373,283	53,046,872	257	50,673,846	2,373,283
LifePath Retirement Fund	9,342,167	1,157,475	12,724,416	(2,224,774)	1,059,811	102,764	1,131,527	31,048
LifePath 2020 Fund	23,717,106	1,762,204	11,270,885	14,208,425	1,946,955	136,828	918,845	1,164,938
LifePath 2030 Fund	24,047,071	1,616,785	13,111,657	12,552,199	1,945,688	122,413	1,069,318	998,783
LifePath 2040 Fund	30,000,418	1,690,752	14,321,637	17,369,533	2,408,149	125,431	1,155,690	1,377,890

	Class R-1 Dollar Amounts				Class R-1 Share Amounts
2010	Sales	Reinvestments	Redemptions	Net	Sales	Reinvestments	Redemptions	Net
Equity Fund	$646,368	$—	$1,296,385	$(650,017)	124,228	—	245,832	(121,604)
Small/Mid Cap Equity Fund	933,675	—	1,342,282	(408,607)	120,782	—	172,709	(51,927)
International Equity Fund	697,791	19,332	1,197,509	(480,386)	79,658	1,983	137,491	(55,850)
S&P 500 Index Fund	1,534,047	37,792	2,910,155	(1,338,316)	177,483	3,986	337,946	(156,477)
Small Cap Index Fund	640,547	—	1,339,031	(698,484)	61,753	—	128,202	(66,449)
International Index Fund	768,487	29,047	1,488,341	(690,807)	75,619	2,670	148,551	(70,262)
Equity and Bond Fund	437,877	17,435	822,549	(367,237)	59,130	2,343	113,760	(52,287)
Bond Fund	1,270,252	81,694	2,203,107	(851,161)	113,280	7,304	198,266	(77,682)
Money Market Fund	3,267,758	—	4,341,344	(1,073,586)	3,267,758	—	4,341,344	(1,073,586)
LifePath Retirement Fund	1,294,008	81,926	3,345,471	(1,969,537)	152,363	7,389	303,076	(143,324)
LifePath 2020 Fund	5,205,059	119,859	6,475,137	(1,150,219)	433,586	9,357	537,574	(94,631)
LifePath 2030 Fund	6,125,179	141,540	5,702,985	563,734	505,405	10,821	469,689	46,537
LifePath 2040 Fund	4,437,041	102,126	4,891,237	(352,070)	362,366	7,656	398,839	(28,817)
LifePath 2050 Fund	575,115	29,340	265,215	339,240	65,916	3,115	29,279	39,752

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

	Class R-2 Dollar Amounts				Class R-2 Share Amounts
2010	Sales	Reinvestments	Redemptions	Net	Sales	Reinvestments	Redemptions	Net
Equity Fund	$3,103,286	$17,578	$1,236,365	$1,884,499	588,510	3,046	234,716	356,840
Small/Mid Cap Equity Fund	2,502,991	—	1,063,428	1,439,563	318,450	—	135,874	182,576
International Equity Fund	2,195,003	59,761	793,985	1,460,779	248,193	6,111	90,069	164,235
S&P 500 Index Fund	4,268,969	122,361	2,412,636	1,978,694	496,637	12,962	280,230	229,369
Small Cap Index Fund	1,838,677	9,944	810,178	1,038,443	178,042	814	77,311	101,545
International Index Fund	1,867,583	75,572	891,616	1,051,539	184,753	6,952	86,006	105,699
Equity and Bond Fund	1,085,092	43,440	1,641,425	(512,893)	148,258	5,886	226,069	(71,925)
Bond Fund	2,867,005	147,255	2,145,355	868,905	258,263	13,159	192,320	79,102
Money Market Fund	5,960,659	—	4,883,043	1,077,616	5,960,659	—	4,883,043	1,077,616
LifePath Retirement Fund	5,589,057	262,269	2,727,841	3,123,485	516,979	23,222	242,493	297,708
LifePath 2020 Fund	12,580,005	337,447	4,500,561	8,416,891	1,041,682	26,322	368,830	699,174
LifePath 2030 Fund	10,198,597	269,150	3,328,627	7,139,120	831,849	20,499	271,192	581,156
LifePath 2040 Fund	8,374,516	212,274	3,256,022	5,330,768	679,664	15,841	265,182	430,323
LifePath 2050 Fund	630,322	25,506	73,313	582,515	70,731	2,708	8,474	64,965

	Class R-3 Dollar Amounts				Class R-3 Share Amounts
2010	Sales	Reinvestments	Redemptions	Net	Sales	Reinvestments	Redemptions	Net
Equity Fund	$738,795	$5,748	$167,664	$576,879	140,826	993	31,934	109,885
Small/Mid Cap Equity Fund	540,779	—	138,712	402,067	68,690	—	17,074	51,616
International Equity Fund	443,046	11,743	115,119	339,670	49,044	1,195	13,327	36,912
S&P 500 Index Fund	434,465	12,326	214,469	232,322	49,680	1,297	24,435	26,542
Small Cap Index Fund	279,004	3,062	86,778	195,288	27,247	249	7,965	19,531
International Index Fund	216,944	10,345	75,420	151,869	20,900	948	7,280	14,568
Equity and Bond Fund	86,464	3,150	45,345	44,269	11,452	422	6,141	5,733
Bond Fund	644,882	22,809	198,663	469,028	58,456	2,037	17,741	42,752
Money Market Fund	2,051,382	10	844,566	1,206,826	2,051,382	10	844,566	1,206,826
LifePath Retirement Fund	370,894	21,977	241,029	151,842	38,163	1,952	21,550	18,565
LifePath 2020 Fund	1,326,649	41,900	1,495,013	(126,464)	108,734	3,266	119,639	(7,639)
LifePath 2030 Fund	1,023,934	41,664	473,620	591,978	83,701	3,159	38,654	48,206
LifePath 2040 Fund	886,001	27,253	709,858	203,396	71,055	2,004	58,091	14,968

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

The following reflects the conversion of Class B, Legacy Class B and Class R-1 shares (reflected as Redemptions) into Class A, Legacy Class A and Class R-2 shares (reflected as Sales), respectively, for the year ended December 31, 2010.

Fund	Class A Dollar Amounts	Class A Share Amounts	Legacy Class A Dollar Amounts	Legacy Class A Share Amounts	Class R-2 Dollar Amounts	Class R-2 Share Amounts
Equity Fund	$—	—	$2,951,628	534,325	$815,200	155,230
Small/Mid Cap Equity Fund	321	40	1,666,004	208,178	835,200	106,513
International Equity Fund	3,944	409	846,653	94,084	700,803	80,638
S&P 500 Index Fund	8,340	894	9,393,299	1,068,057	1,479,906	173,169
Small Cap Index Fund	550	49	3,499,834	332,971	758,532	73,419
International Index Fund	476	44	1,488,164	145,887	653,154	66,152
Equity and Bond Fund	—	—	3,520,778	466,373	372,848	51,192
Bond Fund	1,046	92	4,283,340	382,206	865,659	78,384
Tax Advantaged Bond Fund	—	—	442,961	39,496	—	—
Money Market Fund	—	—	706,368	706,368	1,343,083	1,343,083
LifePath Retirement Fund	10,523	923	1,299,158	114,686	1,525,802	136,852
LifePath 2020 Fund	74,326	6,294	1,075,664	87,874	4,140,526	343,114
LifePath 2030 Fund	70,652	5,771	889,716	72,106	2,920,515	237,917
LifePath 2040 Fund	57,244	4,646	638,352	51,805	2,221,689	181,080
LifePath 2050 Fund	—	—	—	—	69,465	7,557
Year ended December 31, 2009:

On November 20, 2009, the LifePath 2010 Fund merged into the LifePath Retirement Fund. See Note 2 under Fund Merger.

	Class A Dollar Amounts				Class A Share Amounts
2009	Sales	Reinvestments	Redemptions	Net	Sales	Reinvestments	Redemptions	Net
Equity Fund	$9,298,805	$108,442	$2,447,503	$6,959,744	2,049,519	21,098	550,930	1,519,687
Small/Mid Cap Equity Fund	7,452,110	—	2,967,118	4,484,992	1,166,374	—	468,783	697,591
International Equity Fund	5,262,106	55,959	2,250,309	3,067,756	673,545	6,279	301,636	378,188
S&P 500 Index Fund	22,447,052	787,251	6,795,624	16,438,679	3,090,278	93,170	969,615	2,213,833
Small Cap Index Fund	5,783,125	88,643	2,077,643	3,794,125	713,436	9,069	266,565	455,940
International Index Fund	9,770,135	548,352	5,307,262	5,011,225	1,053,839	52,759	583,289	523,309
Equity and Bond Fund	6,567,233	227,124	2,088,138	4,706,219	983,077	32,545	321,298	694,324
Bond Fund	54,657,288	1,938,013	13,036,964	43,558,337	5,074,073	180,670	1,220,907	4,033,836
Tax Advantaged Bond Fund	72,039,892	1,636,155	15,067,127	58,608,920	6,513,907	147,988	1,383,255	5,278,640
Money Market Fund	182,544,706	29,192	173,912,263	8,661,635	182,544,857	29,192	173,912,263	8,661,786
LifePath Retirement Fund	155,490,730	1,848,891	15,013,403	142,326,218	14,650,630	179,453	1,518,474	13,311,609
LifePath 2020 Fund	97,567,674	5,686,549	30,138,427	73,115,796	9,058,907	481,506	2,955,919	6,584,494
LifePath 2030 Fund	86,204,473	4,438,344	29,936,452	60,706,365	8,167,512	371,411	2,958,723	5,580,200
LifePath 2040 Fund	51,379,771	2,705,858	19,716,029	34,369,600	4,999,907	223,997	1,932,634	3,291,270
LifePath 2050 Fund	13,025,240	751,063	1,329,538	12,446,765	1,771,772	87,127	170,659	1,688,240

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

	Class B Dollar Amounts				Class B Share Amounts
2009	Sales	Reinvestments	Redemptions	Net	Sales	Reinvestments	Redemptions	Net
Equity Fund	$421,770	$(2)	$104,221	$317,547	95,361	(1)	22,957	72,403
Small/Mid Cap Equity Fund	335,809	—	140,055	195,754	55,548	—	22,724	32,824
International Equity Fund	207,668	51	97,720	109,999	29,133	6	13,826	15,313
S&P 500 Index Fund	1,298,054	28,432	483,006	843,480	183,973	3,349	68,491	118,831
Small Cap Index Fund	360,334	1	157,762	202,573	45,331	(2)	19,968	25,361
International Index Fund	461,331	27,077	250,007	238,401	53,327	2,604	28,334	27,597
Equity and Bond Fund	302,879	10,605	73,863	239,621	46,681	1,517	11,094	37,104
Bond Fund	1,499,837	73,057	376,150	1,196,744	140,255	6,828	35,393	111,690
Tax Advantaged Bond Fund	305,615	8,303	45,732	268,186	27,658	751	4,159	24,250
Money Market Fund	693,063	86	534,272	158,877	693,063	86	534,272	158,877
LifePath Retirement Fund	6,987,709	47,322	441,805	6,593,226	653,807	4,545	44,668	613,684
LifePath 2020 Fund	4,682,395	235,264	1,927,799	2,989,860	448,921	20,021	190,267	278,675
LifePath 2030 Fund	5,555,159	233,383	1,881,018	3,907,524	540,643	19,596	186,121	374,118
LifePath 2040 Fund	5,558,383	202,900	1,970,572	3,790,711	550,870	16,852	191,648	376,074

	Legacy Class A Dollar Amounts				Legacy Class A Share Amounts
2009	Sales	Reinvestments	Redemptions	Net	Sales	Reinvestments	Redemptions	Net
Equity Fund	$6,796,943	$304,288	$7,535,164	$(433,933)	1,490,754	57,184	1,677,875	(129,937)
Small/Mid Cap Equity Fund	4,908,519	—	5,049,386	(140,867)	817,851	—	853,721	(35,870)
International Equity Fund	2,568,650	121,862	2,638,020	52,492	350,135	13,588	379,702	(15,979)
S&P 500 Index Fund	21,534,778	2,927,000	32,536,169	(8,074,391)	3,088,962	345,155	4,731,129	(1,297,012)
Small Cap Index Fund	8,119,394	394,736	11,908,785	(3,394,655)	1,050,945	40,820	1,564,574	(472,809)
International Index Fund	5,850,960	1,363,927	8,962,016	(1,747,129)	685,611	131,712	1,086,216	(268,893)
Equity and Bond Fund	5,654,557	1,032,369	9,506,651	(2,819,725)	851,159	147,589	1,458,150	(459,402)
Bond Fund	15,728,999	4,477,787	19,756,750	450,036	1,478,065	419,297	1,867,807	29,555
Tax Advantaged Bond Fund	5,920,015	1,129,814	3,860,751	3,189,078	536,630	102,827	354,178	285,279
Money Market Fund	51,937,540	40,853	59,452,990	(7,474,597)	51,937,540	40,853	59,452,990	(7,474,597)
LifePath Retirement Fund	199,899,191	2,325,602	19,666,731	182,558,062	18,350,372	222,443	1,987,768	16,585,047
LifePath 2020 Fund	25,694,495	6,191,634	41,629,692	(9,743,563)	2,467,907	526,939	4,197,581	(1,202,735)
LifePath 2030 Fund	21,583,317	3,883,738	26,627,354	(1,160,299)	2,111,221	325,227	2,673,810	(237,362)
LifePath 2040 Fund	19,010,702	2,496,913	18,095,408	3,412,207	1,893,366	206,536	1,842,573	257,329

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

	Legacy Class B Dollar Amounts				Legacy Class B Share Amounts
2009	Sales	Reinvestments	Redemptions	Net	Sales	Reinvestments	Redemptions	Net
Equity Fund	$1,355,589	$23,386	$3,200,652	$(1,821,677)	303,841	4,397	707,752	(399,514)
Small/Mid Cap Equity Fund	846,612	—	1,779,128	(932,516)	146,881	—	312,233	(165,352)
International Equity Fund	387,231	8,569	958,379	(562,579)	55,108	955	135,314	(79,251)
S&P 500 Index Fund	4,959,781	684,136	11,416,280	(5,772,363)	715,881	80,581	1,653,971	(857,509)
Small Cap Index Fund	1,613,911	26,257	4,067,667	(2,427,499)	212,279	2,749	539,660	(324,632)
International Index Fund	988,848	287,847	2,518,220	(1,241,525)	114,719	27,705	297,541	(155,117)
Equity and Bond Fund	1,416,936	312,990	4,449,273	(2,719,347)	217,192	44,673	674,757	(412,892)
Bond Fund	2,807,347	1,222,463	5,693,333	(1,663,523)	264,712	114,529	536,572	(157,331)
Tax Advantaged Bond Fund	106,601	90,565	488,116	(290,950)	9,726	8,250	44,350	(26,374)
Money Market Fund	7,434,477	976	6,661,082	774,371	7,434,477	976	6,661,082	774,371
LifePath Retirement Fund	38,883,071	290,915	2,496,019	36,677,967	3,560,863	27,562	249,775	3,338,650
LifePath 2020 Fund	5,058,688	1,116,939	9,671,383	(3,495,756)	495,520	95,145	970,449	(379,784)
LifePath 2030 Fund	3,966,386	754,086	6,271,653	(1,551,181)	394,474	63,422	626,121	(168,225)
LifePath 2040 Fund	3,860,675	494,583	4,542,887	(187,629)	384,501	40,977	454,474	(28,996)

	Institutional Shares Dollar Amounts				Institutional Shares Share Amounts
2009	Sales	Reinvestments	Redemptions	Net	Sales	Reinvestments	Redemptions	Net
Equity Fund	$6,659,393	$140,435	$2,749,386	$4,050,442	1,529,584	27,269	612,736	944,117
Small/Mid Cap Equity Fund	4,564,931	—	2,865,043	1,699,888	734,290	—	459,538	274,752
International Equity Fund	2,954,463	68,398	1,453,619	1,569,242	388,648	7,650	201,820	194,478
S&P 500 Index Fund	12,286,237	790,512	9,038,439	4,038,310	1,766,819	93,087	1,257,662	602,244
Small Cap Index Fund	7,122,794	229,288	5,237,448	2,114,634	895,177	23,254	658,760	259,671
International Index Fund	6,744,598	649,312	5,620,813	1,773,097	751,846	62,505	656,415	157,936
Equity and Bond Fund	2,696,898	229,781	1,235,189	1,691,490	419,940	33,074	188,556	264,458
Bond Fund	33,796,154	1,185,902	8,222,067	26,759,989	3,113,890	110,472	775,908	2,448,454
Money Market Fund	52,784,248	21,078	47,256,351	5,548,975	52,784,248	21,078	47,256,351	5,548,975
LifePath Retirement Fund	45,060,394	502,510	5,555,436	40,007,468	4,157,481	48,004	539,480	3,666,005
LifePath 2020 Fund	26,311,844	1,906,389	11,534,805	16,683,428	2,453,733	161,403	1,125,689	1,489,447
LifePath 2030 Fund	23,197,457	1,700,180	10,954,112	13,943,525	2,243,516	141,792	1,094,357	1,290,951
LifePath 2040 Fund	27,532,809	1,657,557	12,060,918	17,129,448	2,680,215	136,415	1,189,151	1,627,479

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

	Class R-1 Dollar Amounts				Class R-1 Share Amounts
2009	Sales	Reinvestments	Redemptions	Net	Sales	Reinvestments	Redemptions	Net
Equity Fund	$1,077,305	$5,762	$591,376	$491,691	245,849	1,123	127,336	119,636
Small/Mid Cap Equity Fund	1,131,493	—	674,150	457,343	189,785	—	108,603	81,182
International Equity Fund	931,411	5,431	642,802	294,040	127,100	612	86,956	40,756
S&P 500 Index Fund	2,099,768	52,599	1,681,451	470,916	297,463	6,210	234,544	69,129
Small Cap Index Fund	933,363	2,950	829,219	107,094	117,812	302	102,959	15,155
International Index Fund	1,193,679	54,004	837,394	410,289	133,167	5,208	94,297	44,078
Equity and Bond Fund	570,968	25,537	440,008	156,497	88,687	3,723	66,268	26,142
Bond Fund	1,671,824	118,197	1,393,888	396,133	156,889	11,069	130,643	37,315
Money Market Fund	6,353,569	989	5,516,853	837,705	6,353,569	989	5,516,853	837,705
LifePath Retirement Fund	5,497,358	53,150	795,812	4,754,696	517,473	5,158	79,536	443,095
LifePath 2020 Fund	5,452,226	200,216	3,793,069	1,859,373	520,749	17,040	358,866	178,923
LifePath 2030 Fund	6,134,027	197,544	3,187,091	3,144,480	596,711	16,628	294,749	318,590
LifePath 2040 Fund	5,043,069	143,459	3,341,491	1,845,037	498,617	11,932	303,131	207,418
LifePath 2050 Fund	463,047	16,179	110,131	369,095	61,205	1,873	12,825	50,253

	Class R-2 Dollar Amounts				Class R-2 Share Amounts
2009	Sales	Reinvestments	Redemptions	Net	Sales	Reinvestments	Redemptions	Net
Equity Fund	$1,178,766	$16,754	$761,944	$433,576	268,773	3,266	172,717	99,322
Small/Mid Cap Equity Fund	914,753	—	784,424	130,329	149,860	—	140,544	9,316
International Equity Fund	972,086	11,896	580,937	403,045	130,327	1,337	94,071	37,593
S&P 500 Index Fund	2,363,105	95,204	1,274,021	1,184,288	323,216	11,280	201,322	133,174
Small Cap Index Fund	1,050,065	11,147	615,209	446,003	125,858	1,141	94,599	32,400
International Index Fund	1,079,807	75,000	733,452	421,355	118,206	7,232	100,022	25,416
Equity and Bond Fund	684,017	49,910	136,409	597,518	108,221	7,245	22,227	93,239
Bond Fund	1,985,296	135,785	1,183,402	937,679	188,403	12,714	112,524	88,593
Money Market Fund	4,792,114	3,756	3,921,494	874,376	4,792,114	3,756	3,921,494	874,376
LifePath Retirement Fund	10,210,336	88,107	454,162	9,844,281	938,527	8,337	46,100	900,764
LifePath 2020 Fund	5,968,172	304,096	1,686,080	4,586,188	559,939	25,836	164,578	421,197
LifePath 2030 Fund	4,419,103	231,914	2,630,381	2,020,636	421,901	19,440	272,901	168,440
LifePath 2040 Fund	4,927,043	196,442	2,213,256	2,910,229	453,926	16,262	236,455	233,733
LifePath 2050 Fund	122,325	4,454	8,480	118,299	14,309	515	1,077	13,747

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

	Class R-3 Dollar Amounts				Class R-3 Share Amounts
2009	Sales	Reinvestments	Redemptions	Net	Sales	Reinvestments	Redemptions	Net
Equity Fund	$271,827	$3,088	$52,767	$222,148	58,585	600	12,938	46,247
Small/Mid Cap Equity Fund	131,594	—	38,771	92,823	21,895	—	7,332	14,563
International Equity Fund	153,781	2,315	9,962	146,134	21,557	259	1,536	20,280
S&P 500 Index Fund	232,183	7,579	281,620	(41,858)	34,916	892	38,257	(2,449)
Small Cap Index Fund	107,594	2,017	22,129	87,482	13,522	205	3,232	10,495
International Index Fund	122,388	9,059	20,765	110,682	14,459	871	2,599	12,731
Equity and Bond Fund	55,920	2,667	34,386	24,201	8,817	387	5,729	3,475
Bond Fund	74,319	9,350	164,366	(80,697)	6,989	880	15,824	(7,955)
Money Market Fund	512,384	398	343,990	168,792	512,384	398	343,990	168,792
LifePath Retirement Fund	909,217	4,961	249	913,929	84,045	463	25	84,483
LifePath 2020 Fund	804,804	56,072	359,953	500,923	76,045	4,764	34,365	46,444
LifePath 2030 Fund	835,742	40,894	194,272	682,364	77,208	3,414	19,214	61,408
LifePath 2040 Fund	756,290	28,305	112,411	672,184	69,507	2,316	11,209	60,614

The following reflects the conversion of Legacy Class B and Class R-1 shares (reflected as Redemptions) into Legacy Class A and Class R-2 shares (reflected as Sales), respectively, for the year ended December 31, 2009.

Fund	Legacy Class A Dollar Amounts	Legacy Class A Share Amounts	Class R-2 Dollar Amounts	Class R-2 Share Amounts
Equity Fund	$860,757	178,592	$195,182	38,669
Small/Mid Cap Equity Fund	367,428	59,232	180,067	25,032
International Equity Fund	238,318	30,514	202,008	22,370
S&P 500 Index Fund	1,696,966	230,002	464,193	56,072
Small Cap Index Fund	588,697	71,440	160,830	16,980
International Index Fund	363,729	40,247	132,400	12,370
Equity and Bond Fund	911,711	132,697	67,909	9,769
Bond Fund	799,799	74,705	158,701	14,502
Tax Advantaged Bond Fund	95,960	8,896	—	—
Money Market Fund	160,561	160,561	1,123,284	1,123,284
LifePath Retirement Fund	132,361	13,186	493,088	43,636
LifePath 2020 Fund	234,409	22,286	1,684,976	147,045
LifePath 2030 Fund	153,935	14,221	1,217,098	102,950
LifePath 2040 Fund	148,552	13,998	1,443,969	119,004
LifePath 2050 Fund	—	—	77,699	8,753

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FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of each Fund for the past five years, or if the performance information is not available for these periods, since the Fund’s inception. Certain information reflects financial results for a single Fund share. The total returns within each table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

STATE FARM MUTUAL FUND TRUST EQUITY FUND

(For a share outstanding throughout each period)

		Income from investment operations			Less distributions
	Net asset value, beginning of period	Net investment income (loss) (a)(b)	Net gain (loss) on investments (both realized and unrealized)	Total from investment operations	Net investment income	Net realized gain	Total distributions

Class A Shares
Year ended 12/31/2010	$5.14	$0.02	$0.64	$0.66	$(0.02)	$—	$(0.02)
Year ended 12/31/2009	4.28	0.03	0.86	0.89	(0.03)	—	(0.03)
Year ended 12/31/2008	7.53	0.11	(3.24)	(3.13)	(0.11)	(0.01)	(0.12)
Year ended 12/31/2007	8.76	0.15	(0.70)	(0.55)	(0.16)	(0.52)	(0.68)
Period ended 12/31/2006(e)	8.44	0.07	0.76	0.83	(0.13)	(0.38)	(0.51)

Class B Shares
Year ended 12/31/2010	5.15	(0.02)	0.64	0.62	—	—	—
Year ended 12/31/2009	4.30	—	0.85	0.85	—	—	—
Year ended 12/31/2008	7.53	0.07	(3.22)	(3.15)	(0.07)	(0.01)	(0.08)
Year ended 12/31/2007	8.77	0.09	(0.72)	(0.63)	(0.09)	(0.52)	(0.61)
Period ended 12/31/2006(e)	8.44	0.03	0.77	0.80	(0.09)	(0.38)	(0.47)

Legacy Class A Shares
Year ended 12/31/2010	5.32	0.02	0.67	0.69	(0.02)	—	(0.02)
Year ended 12/31/2009	4.43	0.03	0.89	0.92	(0.03)	—	(0.03)
Year ended 12/31/2008	7.78	0.12	(3.35)	(3.23)	(0.11)	(0.01)	(0.12)
Year ended 12/31/2007	9.03	0.15	(0.73)	(0.58)	(0.15)	(0.52)	(0.67)
Year ended 12/31/2006	8.21	0.11	1.20	1.31	(0.11)	(0.38)	(0.49)

Legacy Class B Shares
Year ended 12/31/2010	5.30	—	0.66	0.66	—	—	—
Year ended 12/31/2009	4.41	0.01	0.89	0.90	(0.01)	—	(0.01)
Year ended 12/31/2008	7.73	0.09	(3.32)	(3.23)	(0.08)	(0.01)	(0.09)
Year ended 12/31/2007	8.97	0.12	(0.73)	(0.61)	(0.11)	(0.52)	(0.63)
Year ended 12/31/2006	8.16	0.07	1.19	1.26	(0.07)	(0.38)	(0.45)

Institutional Shares
Year ended 12/31/2010	5.15	0.03	0.65	0.68	(0.03)	—	(0.03)
Year ended 12/31/2009	4.29	0.04	0.86	0.90	(0.04)	—	(0.04)
Year ended 12/31/2008	7.54	0.13	(3.24)	(3.11)	(0.13)	(0.01)	(0.14)
Year ended 12/31/2007	8.78	0.17	(0.72)	(0.55)	(0.17)	(0.52)	(0.69)
Year ended 12/31/2006	8.00	0.13	1.16	1.29	(0.13)	(0.38)	(0.51)

Class R-1 Shares
Year ended 12/31/2010	5.13	—	0.65	0.65	—	—	—
Year ended 12/31/2009	4.28	0.02	0.85	0.87	(0.02)	—	(0.02)
Year ended 12/31/2008	7.52	0.09	(3.22)	(3.13)	(0.10)	(0.01)	(0.11)
Year ended 12/31/2007	8.75	0.12	(0.71)	(0.59)	(0.12)	(0.52)	(0.64)
Year ended 12/31/2006	7.98	0.08	1.16	1.24	(0.09)	(0.38)	(0.47)

Class R-2 Shares
Year ended 12/31/2010	5.13	0.02	0.64	0.66	(0.02)	—	(0.02)
Year ended 12/31/2009	4.27	0.03	0.85	0.88	(0.02)	—	(0.02)
Year ended 12/31/2008	7.51	0.10	(3.23)	(3.13)	(0.10)	(0.01)	(0.11)
Year ended 12/31/2007	8.76	0.14	(0.71)	(0.57)	(0.16)	(0.52)	(0.68)
Year ended 12/31/2006	7.99	0.10	1.16	1.26	(0.11)	(0.38)	(0.49)

Class R-3 Shares
Year ended 12/31/2010	5.15	0.03	0.64	0.67	(0.03)	—	(0.03)
Year ended 12/31/2009	4.29	0.04	0.86	0.90	(0.04)	—	(0.04)
Year ended 12/31/2008	7.54	0.12	(3.24)	(3.12)	(0.12)	(0.01)	(0.13)
Year ended 12/31/2007	8.77	0.17	(0.71)	(0.54)	(0.17)	(0.52)	(0.69)
Year ended 12/31/2006	8.00	0.12	1.16	1.28	(0.13)	(0.38)	(0.51)

(a)	Average shares outstanding for the period were used to calculate net investment income per share.
(b)	Net investment income represents less than $0.01 per share for Legacy Class B and Class R-1 shares in 2010 and Class B shares in 2009.
(c)	Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge for Class A, Class B, Legacy Class A and Legacy Class B shares. All other classes do not have a sales charge.
(d)	Determined on an annualized basis for periods that are less than a full year.
(e)	For all the data, except for the portfolio turnover rate which is for the entire year, the period is from commencement of investment operations April 27, 2006.

178	See accompanying notes to financial statements.

		Ratios/supplemental data
			Average Net Asset ratios assuming expense reductions		Average Net Asset ratios absent expense reductions
Net asset value, end of period	Total return (c)	Net assets, end of period (millions)	Expenses (d)	Net investment income (loss) (d)	Expenses (d)	Net investment income (loss) (d)	Portfolio turnover rate

$ 5.78	12.89%	$ 32.1	1.20%	0.40%	1.20%	0.40%	54%
5.14	20.82	20.8	1.20	0.70	1.21	0.69	70
4.28	(41.52)	10.8	1.19	1.82	1.19	1.82	143
7.53	(6.38)	14.7	1.17	1.72	1.17	1.72	46
8.76	9.90	7.9	1.17	1.27	1.17	1.27	42

5.77	12.04	4.2	1.90	(0.30)	1.90	(0.30)	54
5.15	19.77	3.5	1.90	0.02	1.91	0.01	70
4.30	(41.84)	2.6	1.89	1.13	1.89	1.13	143
7.53	(7.27)	4.3	1.87	0.99	1.87	0.99	46
8.77	9.47	4.5	1.87	0.57	1.87	0.57	42

5.99	12.94	69.8	1.20	0.39	1.20	0.39	54
5.32	20.68	62.8	1.20	0.72	1.22	0.70	70
4.43	(41.54)	52.9	1.19	1.83	1.19	1.83	143
7.78	(6.57)	100.4	1.17	1.68	1.17	1.68	46
9.03	15.99	113.1	1.17	1.26	1.17	1.26	42

5.96	12.45	18.4	1.60	(0.01)	1.60	(0.01)	54
5.30	20.32	21.0	1.60	0.33	1.62	0.31	70
4.41	(41.77)	19.3	1.59	1.44	1.59	1.44	143
7.73	(6.91)	37.8	1.57	1.28	1.57	1.28	46
8.97	15.47	43.1	1.57	0.86	1.57	0.86	42

5.80	13.26	132.2	0.95	0.65	0.95	0.65	54
5.15	20.93	114.4	0.95	0.97	0.96	0.96	70
4.29	(41.28)	91.2	0.94	2.06	0.94	2.06	143
7.54	(6.36)	126.0	0.92	1.93	0.92	1.93	46
8.78	16.20	144.6	0.92	1.51	0.92	1.51	42

5.78	12.67	2.3	1.52	0.07	1.52	0.07	54
5.13	20.21	2.7	1.52	0.39	1.53	0.38	70
4.28	(41.63)	1.7	1.51	1.50	1.51	1.50	143
7.52	(6.84)	2.3	1.49	1.38	1.49	1.38	46
8.75	15.57	2.3	1.49	0.94	1.49	0.94	42

5.77	12.79	7.0	1.32	0.29	1.32	0.29	54
5.13	20.68	4.4	1.32	0.60	1.33	0.59	70
4.27	(41.62)	3.3	1.31	1.70	1.31	1.70	143
7.51	(6.66)	5.7	1.29	1.61	1.29	1.61	46
8.76	15.78	3.0	1.29	1.15	1.29	1.15	42

5.79	13.00	1.9	1.02	0.58	1.02	0.58	54
5.15	20.91	1.1	1.02	0.91	1.03	0.90	70
4.29	(41.36)	0.7	1.01	2.00	1.01	2.00	143
7.54	(6.32)	1.2	0.99	1.87	0.99	1.87	46
8.77	16.01	1.3	0.99	1.44	0.99	1.44	42

See accompanying notes to financial statements.	179

STATE FARM MUTUAL FUND TRUST SMALL/MID CAP EQUITY FUND

(For a share outstanding throughout each period)

		Income from investment operations			Less distributions
	Net asset value, beginning of period	Net investment income (loss) (a)(b)	Net gain (loss) on investments (both realized and unrealized)	Total from investment operations	Net investment income	Net realized gain	Total distributions

Class A Shares
Year ended 12/31/2010	$7.55	$(0.02)	$1.71	$1.69	$—	$—	$—
Year ended 12/31/2009	5.84	(0.01)	1.72	1.71	—	—	—
Year ended 12/31/2008	10.92	(0.03)	(5.00)	(5.03)	—	(0.05)	(0.05)
Year ended 12/31/2007	10.80	(0.06)	1.74	1.68	—	(1.56)	(1.56)
Period ended 12/31/2006 (e)	11.35	(0.04)	0.42	0.38	—	(0.93)	(0.93)

Class B Shares
Year ended 12/31/2010	7.35	(0.06)	1.66	1.60	—	—	—
Year ended 12/31/2009	5.73	(0.04)	1.66	1.62	—	—	—
Year ended 12/31/2008	10.77	(0.09)	(4.90)	(4.99)	—	(0.05)	(0.05)
Year ended 12/31/2007	10.75	(0.14)	1.72	1.58	—	(1.56)	(1.56)
Period ended 12/31/2006 (e)	11.35	(0.09)	0.42	0.33	—	(0.93)	(0.93)

Legacy Class A Shares
Year ended 12/31/2010	7.41	(0.02)	1.68	1.66	—	—	—
Year ended 12/31/2009	5.74	(0.01)	1.68	1.67	—	—	—
Year ended 12/31/2008	10.72	(0.03)	(4.90)	(4.93)	—	(0.05)	(0.05)
Year ended 12/31/2007	10.64	(0.06)	1.70	1.64	—	(1.56)	(1.56)
Year ended 12/31/2006	10.12	(0.06)	1.51	1.45	—	(0.93)	(0.93)

Legacy Class B Shares
Year ended 12/31/2010	7.10	(0.05)	1.60	1.55	—	—	—
Year ended 12/31/2009	5.52	(0.03)	1.61	1.58	—	—	—
Year ended 12/31/2008	10.36	(0.07)	(4.72)	(4.79)	—	(0.05)	(0.05)
Year ended 12/31/2007	10.36	(0.10)	1.66	1.56	—	(1.56)	(1.56)
Year ended 12/31/2006	9.91	(0.10)	1.48	1.38	—	(0.93)	(0.93)

Institutional Shares
Year ended 12/31/2010	7.62	—	1.73	1.73	—	—	—
Year ended 12/31/2009	5.89	0.01	1.72	1.73	—	—	—
Year ended 12/31/2008	10.97	(0.01)	(5.02)	(5.03)	—	(0.05)	(0.05)
Year ended 12/31/2007	10.83	(0.03)	1.73	1.70	—	(1.56)	(1.56)
Year ended 12/31/2006	10.25	(0.03)	1.54	1.51	—	(0.93)	(0.93)

Class R-1 Shares
Year ended 12/31/2010	7.34	(0.04)	1.66	1.62	—	—	—
Year ended 12/31/2009	5.70	(0.03)	1.67	1.64	—	—	—
Year ended 12/31/2008	10.69	(0.06)	(4.88)	(4.94)	—	(0.05)	(0.05)
Year ended 12/31/2007	10.64	(0.10)	1.71	1.61	—	(1.56)	(1.56)
Year ended 12/31/2006	10.15	(0.10)	1.52	1.42	—	(0.93)	(0.93)

Class R-2 Shares
Year ended 12/31/2010	7.43	(0.02)	1.67	1.65	—	—	—
Year ended 12/31/2009	5.76	(0.01)	1.68	1.67	—	—	—
Year ended 12/31/2008	10.77	(0.04)	(4.92)	(4.96)	—	(0.05)	(0.05)
Year ended 12/31/2007	10.70	(0.07)	1.70	1.63	—	(1.56)	(1.56)
Year ended 12/31/2006	10.18	(0.07)	1.52	1.45	—	(0.93)	(0.93)

Class R-3 Shares
Year ended 12/31/2010	7.57	—	1.72	1.72	—	—	—
Year ended 12/31/2009	5.86	—	1.71	1.71	—	—	—
Year ended 12/31/2008	10.92	(0.02)	(4.99)	(5.01)	—	(0.05)	(0.05)
Year ended 12/31/2007	10.78	(0.04)	1.74	1.70	—	(1.56)	(1.56)
Year ended 12/31/2006	10.23	(0.04)	1.52	1.48	—	(0.93)	(0.93)

(a)	Average shares outstanding for the period were used to calculate net investment income per share.
(b)	Net investment income represents less than $0.01 per share for Institutional and Class R-3 shares in 2010 and Class R-3 shares in 2009.
(c)	Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge for Class A, Class B, Legacy Class A and Legacy Class B shares. All other classes do not have a sales charge.
(d)	Determined on an annualized basis for periods that are less than a full year.
(e)	For all the data, except for the portfolio turnover rate which is for the entire year, the period is from commencement of investment operations April 27, 2006.

180	See accompanying notes to financial statements.

		Ratios/supplemental data
			Average Net Asset ratios assuming expense reductions		Average Net Asset ratios absent expense reductions
Net asset value, end of period	Total return (c)	Net assets, end of period (millions)	Expenses (d)	Net investment income (loss) (d)	Expenses (d)	Net investment income (loss) (d)	Portfolio turnover rate

$ 9.24	22.38%	$ 36.0	1.40%	(0.19)%	1.47%	(0.26)%	107%
7.55	29.28	25.1	1.40	(0.12)	1.49	(0.21)	130
5.84	(46.01)	15.4	1.40	(0.35)	1.45	(0.40)	99
10.92	15.49	21.5	1.40	(0.47)	1.44	(0.51)	98
10.80	3.43	10.9	1.40	(0.54)	1.45	(0.59)	155

8.95	21.77	9.4	2.00	(0.80)	2.07	(0.87)	107
7.35	28.27	7.6	2.00	(0.72)	2.10	(0.82)	130
5.73	(46.28)	5.7	2.00	(0.96)	2.04	(1.00)	99
10.77	14.63	10.1	2.10	(1.18)	2.14	(1.22)	98
10.75	2.99	9.6	2.10	(1.24)	2.15	(1.29)	155

9.07	22.40	67.2	1.40	(0.20)	1.47	(0.27)	107
7.41	29.09	55.5	1.40	(0.12)	1.50	(0.22)	130
5.74	(45.94)	43.2	1.40	(0.37)	1.45	(0.42)	99
10.72	15.33	82.5	1.40	(0.48)	1.44	(0.52)	98
10.64	14.43	71.8	1.40	(0.57)	1.45	(0.62)	155

8.65	21.83	17.8	1.80	(0.62)	1.87	(0.69)	107
7.10	28.62	17.2	1.80	(0.52)	1.90	(0.62)	130
5.52	(46.18)	14.3	1.80	(0.77)	1.85	(0.82)	99
10.36	14.99	27.8	1.80	(0.88)	1.84	(0.92)	98
10.36	14.03	25.2	1.80	(0.99)	1.84	(1.03)	155

9.35	22.70	25.9	1.15	0.05	1.22	(0.02)	107
7.62	29.37	20.2	1.15	0.13	1.25	0.03	130
5.89	(45.80)	14.0	1.15	(0.11)	1.20	(0.16)	99
10.97	15.62	23.6	1.15	(0.22)	1.19	(0.26)	98
10.83	14.84	15.7	1.15	(0.32)	1.20	(0.37)	155

8.96	22.07	3.3	1.72	(0.53)	1.79	(0.60)	107
7.34	28.77	3.1	1.72	(0.44)	1.81	(0.53)	130
5.70	(46.16)	1.9	1.72	(0.68)	1.77	(0.73)	99
10.69	15.07	2.7	1.72	(0.81)	1.76	(0.85)	98
10.64	14.09	2.1	1.72	(0.89)	1.77	(0.94)	155

9.08	22.21	7.1	1.52	(0.30)	1.59	(0.37)	107
7.43	28.99	4.4	1.52	(0.24)	1.62	(0.34)	130
5.76	(46.00)	3.4	1.52	(0.48)	1.57	(0.53)	99
10.77	15.16	5.4	1.52	(0.58)	1.56	(0.62)	98
10.70	14.35	1.9	1.52	(0.69)	1.56	(0.73)	155

9.29	22.72	1.9	1.22	(0.02)	1.29	(0.09)	107
7.57	29.18	1.2	1.22	0.07	1.32	(0.03)	130
5.86	(45.83)	0.8	1.22	(0.18)	1.27	(0.23)	99
10.92	15.71	1.4	1.22	(0.30)	1.26	(0.34)	98
10.78	14.56	1.4	1.22	(0.40)	1.27	(0.45)	155

See accompanying notes to financial statements.	181

STATE FARM MUTUAL FUND TRUST INTERNATIONAL EQUITY FUND

(For a share outstanding throughout each period)

		Income from investment operations			Less distributions
	Net asset value, beginning of period	Net investment income (loss) (a)(b)	Net gain (loss) on investments (both realized and unrealized)	Total from investment operations	Net investment income (c)	Net realized gain	Total distributions
Class A Shares
Year ended 12/31/2010	$8.87	$0.05	$0.99	$1.04	$(0.14)	$—	$(0.14)
Year ended 12/31/2009	6.57	0.05	2.30	2.35	(0.05)	—	(0.05)
Year ended 12/31/2008	12.80	0.16	(6.18)	(6.02)	—	(0.21)	(0.21)
Year ended 12/31/2007	12.44	0.09	1.28	1.37	(0.15)	(0.86)	(1.01)
Period ended 12/31/2006(f)	11.86	0.09	0.72	0.81	(0.23)	—	(0.23)
Class B Shares
Year ended 12/31/2010	8.81	—	0.98	0.98	(0.09)	—	(0.09)
Year ended 12/31/2009	6.53	0.01	2.27	2.28	—	—	—
Year ended 12/31/2008	12.80	0.10	(6.16)	(6.06)	—	(0.21)	(0.21)
Year ended 12/31/2007	12.44	—	1.27	1.27	(0.05)	(0.86)	(0.91)
Period ended 12/31/2006(f)	11.86	0.03	0.72	0.75	(0.17)	—	(0.17)
Legacy Class A Shares
Year ended 12/31/2010	8.94	0.05	1.00	1.05	(0.14)	—	(0.14)
Year ended 12/31/2009	6.61	0.05	2.32	2.37	(0.04)	—	(0.04)
Year ended 12/31/2008	12.88	0.16	(6.22)	(6.06)	—	(0.21)	(0.21)
Year ended 12/31/2007	12.51	0.10	1.27	1.37	(0.14)	(0.86)	(1.00)
Year ended 12/31/2006	10.74	0.12	1.86	1.98	(0.21)	—	(0.21)
Legacy Class B Shares
Year ended 12/31/2010	8.86	0.02	0.98	1.00	(0.10)	—	(0.10)
Year ended 12/31/2009	6.56	0.02	2.29	2.31	(0.01)	—	(0.01)
Year ended 12/31/2008	12.83	0.12	(6.18)	(6.06)	—	(0.21)	(0.21)
Year ended 12/31/2007	12.47	0.04	1.27	1.31	(0.09)	(0.86)	(0.95)
Year ended 12/31/2006	10.68	0.06	1.85	1.91	(0.12)	—	(0.12)
Institutional Shares
Year ended 12/31/2010	8.92	0.07	1.00	1.07	(0.16)	—	(0.16)
Year ended 12/31/2009	6.59	0.07	2.32	2.39	(0.06)	—	(0.06)
Year ended 12/31/2008	12.81	0.19	(6.20)	(6.01)	—	(0.21)	(0.21)
Year ended 12/31/2007	12.45	0.13	1.27	1.40	(0.18)	(0.86)	(1.04)
Year ended 12/31/2006	10.68	0.15	1.85	2.00	(0.23)	—	(0.23)
Class R-1 Shares
Year ended 12/31/2010	8.84	0.02	0.99	1.01	(0.11)	—	(0.11)
Year ended 12/31/2009	6.55	0.03	2.28	2.31	(0.02)	—	(0.02)
Year ended 12/31/2008	12.80	0.13	(6.17)	(6.04)	—	(0.21)	(0.21)
Year ended 12/31/2007	12.44	0.05	1.28	1.33	(0.11)	(0.86)	(0.97)
Year ended 12/31/2006	10.68	0.08	1.85	1.93	(0.17)	—	(0.17)
Class R-2 Shares
Year ended 12/31/2010	8.87	0.04	0.99	1.03	(0.13)	—	(0.13)
Year ended 12/31/2009	6.57	0.04	2.30	2.34	(0.04)	—	(0.04)
Year ended 12/31/2008	12.81	0.15	(6.18)	(6.03)	—	(0.21)	(0.21)
Year ended 12/31/2007	12.47	0.06	1.29	1.35	(0.15)	(0.86)	(1.01)
Year ended 12/31/2006	10.71	0.10	1.86	1.96	(0.20)	—	(0.20)
Class R-3 Shares
Year ended 12/31/2010	8.91	0.07	1.00	1.07	(0.15)	—	(0.15)
Year ended 12/31/2009	6.59	0.07	2.31	2.38	(0.06)	—	(0.06)
Year ended 12/31/2008	12.82	0.18	(6.20)	(6.02)	—	(0.21)	(0.21)
Year ended 12/31/2007	12.46	0.12	1.27	1.39	(0.17)	(0.86)	(1.03)
Year ended 12/31/2006	10.70	0.14	1.85	1.99	(0.23)	—	(0.23)

(a)	Average shares outstanding for the period were used to calculate net investment income per share.
(b)	Net investment income represents less than $0.01 per share for Class B shares in 2010 and 2007.
(c)	Net investment income distribution represents less than $0.01 per share for Class B shares in 2009.
(d)	Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge for Class A, Class B, Legacy Class A and Legacy Class B shares. All other classes do not have a sales charge.
(e)	Determined on an annualized basis for periods that are less than a full year.
(f)	For all the data, except for the portfolio turnover rate which is for the entire year, the period is from commencement of investment operations April 27, 2006.
(g)	Based upon net asset value of $12.44, $12.44, $12.51, $12.47, $12.45, $12.44, $12.47 and $12.46 for Class A, Class B, Legacy Class A, Legacy Class B, Institutional, Class R-1, Class R-2 and Class R-3, respectively, as of December 31, 2006 (as calculated for financial reporting purposes, taking into account transactions that occurred on December 29, 2006 and the subsequent fair valuation of equity securities). For shareholder purchases and redemptions on December 29, 2006, the net asset value was $12.46, $12.46, $12.54, $12.49, $12.48, $12.46, $12.49 and $12.48, respectively, which caused the total return for the year ended December 31, 2006 to be equivalent to 6.96%, 6.48%, 18.67%, 18.11%, 19.04%, 18.30%, 18.47% and 18.75%, respectively.

182	See accompanying notes to financial statements.

		Ratios/supplemental data
			Average Net Asset ratios assuming expense reductions		Average Net Asset ratios absent expense reductions
Net asset value, end of period	Total return (d)	Net assets, end of period (millions)	Expenses (e)	Net investment income (loss) (e)	Expenses (e)	Net investment income (loss) (e)	Portfolio turnover rate

$ 9.77	11.75%	$ 24.9	1.50%	0.55%	1.68%	0.37%	66%
8.87	35.73	18.2	1.50	0.66	1.72	0.44	62
6.57	(47.02)	11.0	1.50	1.58	1.67	1.41	154
12.80	10.80	17.9	1.50	0.69	1.60	0.59	52
12.44	6.79(g)	12.4	1.50	1.08	1.64	0.94	30

9.70	11.09	9.1	2.10	(0.04)	2.27	(0.21)	66
8.81	34.92	8.2	2.10	0.12	2.34	(0.12)	62
6.53	(47.34)	6.0	2.10	0.98	2.27	0.81	154
12.80	10.00	11.3	2.20	0.03	2.30	(0.07)	52
12.44	6.30(g)	10.7	2.20	0.43	2.34	0.29	30

9.85	11.72	45.5	1.50	0.57	1.67	0.40	66
8.94	35.90	41.8	1.50	0.71	1.73	0.48	62
6.61	(47.04)	31.0	1.50	1.59	1.67	1.42	154
12.88	10.66	61.6	1.50	0.73	1.60	0.63	52
12.51	18.38(g)	56.5	1.50	1.00	1.62	0.88	30

9.76	11.27	13.3	1.90	0.18	2.07	0.01	66
8.86	35.26	13.5	1.90	0.33	2.13	0.10	62
6.56	(47.27)	10.5	1.90	1.18	2.07	1.01	154
12.83	10.36	21.0	1.90	0.33	2.00	0.23	52
12.47	17.92(g)	19.6	1.90	0.53	2.02	0.41	30

9.83	12.01	15.3	1.25	0.82	1.43	0.64	66
8.92	36.31	12.8	1.25	0.93	1.48	0.70	62
6.59	(46.91)	8.2	1.25	1.83	1.42	1.66	154
12.81	10.91	14.7	1.25	0.96	1.35	0.86	52
12.45	18.76(g)	11.9	1.25	1.26	1.37	1.14	30

9.74	11.40	2.9	1.82	0.24	1.99	0.07	66
8.84	35.31	3.2	1.82	0.37	2.05	0.14	62
6.55	(47.18)	2.1	1.82	1.26	2.00	1.08	154
12.80	10.43	3.0	1.82	0.38	1.92	0.28	52
12.44	18.11(g)	2.3	1.82	0.68	1.95	0.55	30

9.77	11.63	5.8	1.62	0.43	1.80	0.25	66
8.87	35.59	3.8	1.62	0.52	1.85	0.29	62
6.57	(47.06)	2.6	1.62	1.48	1.79	1.31	154
12.81	10.59	4.7	1.62	0.49	1.73	0.38	52
12.47	18.28(g)	2.2	1.62	0.84	1.75	0.71	30

9.83	12.06	1.9	1.32	0.75	1.49	0.58	66
8.91	36.08	1.4	1.32	0.89	1.55	0.66	62
6.59	(46.99)	0.9	1.32	1.76	1.49	1.59	154
12.82	10.99	1.7	1.32	0.91	1.42	0.81	52
12.46	18.56(g)	1.6	1.32	1.18	1.44	1.06	30

See accompanying notes to financial statements.	183

STATE FARM MUTUAL FUND TRUST S&P 500 INDEX FUND

(For a share outstanding throughout each period)

		Income from investment operations			Less distributions
	Net asset value, beginning of period	Net investment income (loss) (a)(b)	Net gain (loss) on investments (both realized and unrealized)	Total from investment operations	Net investment income	Net realized gain	Total distributions
Class A Shares
Year ended 12/31/2010	$8.37	$0.11	$1.08	$1.19	$(0.11)	$—	$(0.11)
Year ended 12/31/2009	6.74	0.12	1.62	1.74	(0.11)	—	(0.11)
Year ended 12/31/2008	11.08	0.15	(4.32)	(4.17)	(0.16)	(0.01)	(0.17)
Year ended 12/31/2007	10.77	0.15	0.35	0.50	(0.15)	(0.04)	(0.19)
Period ended 12/31/2006(g)	9.96	0.09	0.86	0.95	(0.14)	—	(0.14)
Class B Shares
Year ended 12/31/2010	8.40	0.05	1.08	1.13	(0.05)	—	(0.05)
Year ended 12/31/2009	6.77	0.07	1.61	1.68	(0.05)	—	(0.05)
Year ended 12/31/2008	11.10	0.09	(4.31)	(4.22)	(0.10)	(0.01)	(0.11)
Year ended 12/31/2007	10.77	0.06	0.38	0.44	(0.07)	(0.04)	(0.11)
Period ended 12/31/2006(g)	9.96	0.04	0.86	0.90	(0.09)	—	(0.09)
Legacy Class A Shares
Year ended 12/31/2010	8.40	0.11	1.08	1.19	(0.11)	—	(0.11)
Year ended 12/31/2009	6.76	0.12	1.62	1.74	(0.10)	—	(0.10)
Year ended 12/31/2008	11.09	0.15	(4.31)	(4.16)	(0.16)	(0.01)	(0.17)
Year ended 12/31/2007	10.76	0.14	0.37	0.51	(0.14)	(0.04)	(0.18)
Year ended 12/31/2006	9.46	0.12	1.30	1.42	(0.12)	—	(0.12)
Legacy Class B Shares
Year ended 12/31/2010	8.41	0.08	1.08	1.16	(0.06)	—	(0.06)
Year ended 12/31/2009	6.77	0.09	1.62	1.71	(0.07)	—	(0.07)
Year ended 12/31/2008	11.09	0.11	(4.31)	(4.20)	(0.11)	(0.01)	(0.12)
Year ended 12/31/2007	10.75	0.10	0.37	0.47	(0.09)	(0.04)	(0.13)
Year ended 12/31/2006	9.46	0.08	1.28	1.36	(0.07)	—	(0.07)
Institutional Shares
Year ended 12/31/2010	8.41	0.13	1.10	1.23	(0.13)	—	(0.13)
Year ended 12/31/2009	6.76	0.13	1.64	1.77	(0.12)	—	(0.12)
Year ended 12/31/2008	11.12	0.17	(4.34)	(4.17)	(0.18)	(0.01)	(0.19)
Year ended 12/31/2007	10.79	0.17	0.37	0.54	(0.17)	(0.04)	(0.21)
Year ended 12/31/2006	9.49	0.15	1.29	1.44	(0.14)	—	(0.14)
Class R-1 Shares
Year ended 12/31/2010	8.39	0.08	1.09	1.17	(0.08)	—	(0.08)
Year ended 12/31/2009	6.75	0.09	1.63	1.72	(0.08)	—	(0.08)
Year ended 12/31/2008	11.09	0.12	(4.32)	(4.20)	(0.13)	(0.01)	(0.14)
Year ended 12/31/2007	10.76	0.11	0.36	0.47	(0.10)	(0.04)	(0.14)
Year ended 12/31/2006	9.47	0.09	1.30	1.39	(0.10)	—	(0.10)
Class R-2 Shares
Year ended 12/31/2010	8.36	0.10	1.08	1.18	(0.10)	—	(0.10)
Year ended 12/31/2009	6.73	0.11	1.62	1.73	(0.10)	—	(0.10)
Year ended 12/31/2008	11.06	0.14	(4.31)	(4.17)	(0.15)	(0.01)	(0.16)
Year ended 12/31/2007	10.75	0.13	0.36	0.49	(0.14)	(0.04)	(0.18)
Year ended 12/31/2006	9.46	0.11	1.29	1.40	(0.11)	—	(0.11)
Class R-3 Shares
Year ended 12/31/2010	8.42	0.13	1.08	1.21	(0.13)	—	(0.13)
Year ended 12/31/2009	6.77	0.13	1.63	1.76	(0.11)	—	(0.11)
Year ended 12/31/2008	11.12	0.17	(4.33)	(4.16)	(0.18)	(0.01)	(0.19)
Year ended 12/31/2007	10.79	0.16	0.37	0.53	(0.16)	(0.04)	(0.20)
Year ended 12/31/2006	9.49	0.14	1.30	1.44	(0.14)	—	(0.14)

(a)	Average shares outstanding for the period were used to calculate net investment income per share.
(b)	Net amounts and ratios reflect the Fund’s proportionate share of income and expenses of the Master Portfolio and applicable Expense Reduction Agreements described in Note 2. Expense and income ratios for the Master Portfolio, assuming applicable expense reductions, were 0.05% and 2.01%, respectively, for the year ended December 31, 2010.
(c)	Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge for Class A, Class B, Legacy Class A and Legacy Class B shares. All other classes do not have a sales charge.
(d)	Determined on an annualized basis for periods that are less than a full year.
(e)	Ratios reflect the Fund’s proportionate share of income and expenses of the Master Portfolio but do not reflect otherwise applicable Expense Reduction Agreements described in Note 2. Expense and income ratios for the Master Portfolio, excluding any otherwise applicable expense reductions, were 0.05% and 2.01%, respectively, for the year ended December 31, 2010.
(f)	Amount represents the portfolio turnover rate of the Master Portfolio.
(g)	For all the data, except for the portfolio turnover rate which is for the entire year, the period is from commencement of investment operations April 27, 2006.

184	See accompanying notes to financial statements.

		Ratios/supplemental data
			Average Net Asset ratios assuming expense reductions		Average Net Asset ratios absent expense reductions
Net asset value, end of period	Total return (c)	Net assets, end of period (millions)	Expenses (b)(d)	Net investment income (loss) (b)(d)	Expenses (d)(e)	Net investment income (loss) (d)(e)	Portfolio turnover rate (f)

$ 9.45	14.27%	$ 98.5	0.79%	1.29%	0.79%	1.29%	9%
8.37	25.76	68.7	0.79	1.60	0.80	1.59	5
6.74	(37.51)	40.4	0.79	1.63	0.79	1.63	8
11.08	4.69	51.4	0.78	1.30	0.78	1.30	7
10.77	9.57	22.1	0.78	1.30	0.78	1.30	14

9.48	13.43	15.3	1.49	0.59	1.49	0.59	9
8.40	24.87	12.9	1.50	0.92	1.50	0.92	5
6.77	(37.96)	9.6	1.49	0.93	1.49	0.93	8
11.10	4.09	14.2	1.48	0.58	1.48	0.58	7
10.77	9.03	12.0	1.48	0.59	1.48	0.59	14

9.48	14.17	275.7	0.79	1.28	0.79	1.28	9
8.40	25.74	247.7	0.80	1.63	0.80	1.63	5
6.76	(37.46)	208.0	0.79	1.61	0.79	1.61	8
11.09	4.73	372.3	0.78	1.27	0.78	1.27	7
10.76	14.97	375.6	0.78	1.21	0.78	1.21	14

9.51	13.84	77.0	1.19	0.88	1.19	0.88	9
8.41	25.25	82.9	1.20	1.23	1.20	1.23	5
6.77	(37.78)	72.5	1.19	1.20	1.19	1.20	8
11.09	4.41	141.3	1.18	0.87	1.18	0.87	7
10.75	14.42	142.9	1.18	0.80	1.18	0.80	14

9.51	14.66	67.0	0.54	1.53	0.54	1.53	9
8.41	26.15	57.2	0.55	1.86	0.55	1.86	5
6.76	(37.39)	41.9	0.54	1.86	0.54	1.86	8
11.12	4.99	74.2	0.53	1.52	0.53	1.52	7
10.79	15.21	66.4	0.53	1.46	0.53	1.46	14

9.48	13.89	5.9	1.11	0.96	1.11	0.96	9
8.39	25.47	6.6	1.12	1.29	1.12	1.29	5
6.75	(37.76)	4.8	1.11	1.32	1.11	1.32	8
11.09	4.40	6.2	1.10	0.95	1.10	0.95	7
10.76	14.64	5.4	1.10	0.90	1.10	0.90	14

9.44	14.14	12.6	0.91	1.17	0.91	1.17	9
8.36	25.66	9.2	0.92	1.50	0.92	1.50	5
6.73	(37.60)	6.5	0.91	1.51	0.91	1.51	8
11.06	4.58	9.6	0.90	1.17	0.90	1.17	7
10.75	14.82	5.9	0.90	1.11	0.90	1.11	14

9.50	14.35	2.0	0.61	1.47	0.61	1.47	9
8.42	26.03	1.6	0.62	1.81	0.62	1.81	5
6.77	(37.35)	1.3	0.61	1.81	0.61	1.81	8
11.12	4.92	1.9	0.60	1.45	0.60	1.45	7
10.79	15.14	1.7	0.60	1.39	0.60	1.39	14

See accompanying notes to financial statements.	185

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

(For a share outstanding throughout each period)

		Income from investment operations			Less distributions

	Net asset value, beginning of period	Net investment income (loss) (a)(b)	Net gain (loss) on investments (both realized and unrealized)	Total from investment operations	Net investment income	Net realized gain (c)	Total distributions
Class A Shares
Year ended 12/31/2010	$9.65	$0.04	$2.44	$2.48	$(0.04)	$—	$(0.04)
Year ended 12/31/2009	7.68	0.04	1.97	2.01	(0.04)	—	(0.04)
Year ended 12/31/2008	13.04	0.06	(4.62)	(4.56)	(0.05)	(0.75)	(0.80)
Year ended 12/31/2007	14.32	0.10	(0.46)	(0.36)	(0.10)	(0.82)	(0.92)
Period ended 12/31/2006(f)	15.06	0.05	0.43	0.48	(0.06)	(1.16)	(1.22)
Class B Shares
Year ended 12/31/2010	9.60	(0.03)	2.41	2.38	—	—	—
Year ended 12/31/2009	7.66	(0.02)	1.96	1.94	—	—	—
Year ended 12/31/2008	13.01	(0.02)	(4.58)	(4.60)	—	(0.75)	(0.75)
Year ended 12/31/2007	14.29	(0.01)	(0.45)	(0.46)	—	(0.82)	(0.82)
Period ended 12/31/2006(f)	15.06	(0.03)	0.42	0.39	—	(1.16)	(1.16)
Legacy Class A Shares
Year ended 12/31/2010	9.56	0.04	2.41	2.45	(0.03)	—	(0.03)
Year ended 12/31/2009	7.61	0.04	1.95	1.99	(0.04)	—	(0.04)
Year ended 12/31/2008	12.91	0.06	(4.57)	(4.51)	(0.04)	(0.75)	(0.79)
Year ended 12/31/2007	14.17	0.09	(0.45)	(0.36)	(0.08)	(0.82)	(0.90)
Year ended 12/31/2006	13.11	0.05	2.20	2.25	(0.03)	(1.16)	(1.19)
Legacy Class B Shares
Year ended 12/31/2010	9.42	—	2.38	2.38	—	—	—
Year ended 12/31/2009	7.51	0.01	1.91	1.92	(0.01)	—	(0.01)
Year ended 12/31/2008	12.74	0.02	(4.50)	(4.48)	—	(0.75)	(0.75)
Year ended 12/31/2007	13.99	0.03	(0.44)	(0.41)	(0.02)	(0.82)	(0.84)
Year ended 12/31/2006	12.99	(0.01)	2.17	2.16	—	(1.16)	(1.16)
Institutional Shares
Year ended 12/31/2010	9.68	0.07	2.45	2.52	(0.06)	—	(0.06)
Year ended 12/31/2009	7.70	0.06	1.98	2.04	(0.06)	—	(0.06)
Year ended 12/31/2008	13.06	0.09	(4.63)	(4.54)	(0.07)	(0.75)	(0.82)
Year ended 12/31/2007	14.33	0.13	(0.46)	(0.33)	(0.12)	(0.82)	(0.94)
Year ended 12/31/2006	13.25	0.09	2.22	2.31	(0.07)	(1.16)	(1.23)
Class R-1 Shares
Year ended 12/31/2010	9.64	—	2.44	2.44	—	—	—
Year ended 12/31/2009	7.67	0.01	1.97	1.98	(0.01)	—	(0.01)
Year ended 12/31/2008	13.00	0.03	(4.60)	(4.57)	(0.01)	(0.75)	(0.76)
Year ended 12/31/2007	14.26	0.05	(0.45)	(0.40)	(0.04)	(0.82)	(0.86)
Year ended 12/31/2006	13.21	0.01	2.20	2.21	—	(1.16)	(1.16)
Class R-2 Shares
Year ended 12/31/2010	9.64	0.03	2.43	2.46	(0.02)	—	(0.02)
Year ended 12/31/2009	7.68	0.03	1.97	2.00	(0.04)	—	(0.04)
Year ended 12/31/2008	13.03	0.05	(4.62)	(4.57)	(0.03)	(0.75)	(0.78)
Year ended 12/31/2007	14.31	0.08	(0.46)	(0.38)	(0.08)	(0.82)	(0.90)
Year ended 12/31/2006	13.24	0.04	2.21	2.25	(0.02)	(1.16)	(1.18)
Class R-3 Shares
Year ended 12/31/2010	9.69	0.06	2.45	2.51	(0.05)	—	(0.05)
Year ended 12/31/2009	7.71	0.05	1.98	2.03	(0.05)	—	(0.05)
Year ended 12/31/2008	13.06	0.08	(4.61)	(4.53)	(0.07)	(0.75)	(0.82)
Year ended 12/31/2007	14.33	0.12	(0.46)	(0.34)	(0.11)	(0.82)	(0.93)
Year ended 12/31/2006	13.25	0.08	2.22	2.30	(0.06)	(1.16)	(1.22)

(a)	Average shares outstanding for the period were used to calculate net investment income per share.
(b)	Net investment income represents less than $0.01 per share for Legacy Class B and Class R-1 shares in 2010.
(c)	Net realized gain distributions represent less than $0.01 per share in 2009.
(d)	Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge for Class A, Class B, Legacy Class A and Legacy Class B shares. All other classes do not have a sales charge.
(e)	Determined on an annualized basis for periods that are less than a full year.
(f)	For all the data, except for the portfolio turnover rate which is for the entire year, the period is from commencement of investment operations April 27, 2006.

186	See accompanying notes to financial statements.

		Ratios/supplemental data
			Average Net Asset ratios assuming expense reductions		Average Net Asset ratios absent expense reductions
Net asset value, end of period	Total return (d)	Net assets, end of period (millions)	Expenses (e)	Net investment income (loss) (e)	Expenses (e)	Net investment income (loss) (e)	Portfolio turnover rate

$ 12.09	25.66%	$ 39.6	0.95%	0.41%	1.01%	0.35%	15%
9.65	26.21	26.3	0.95	0.50	1.03	0.42	20
7.68	(34.60)	17.5	0.95	0.57	1.00	0.52	20
13.04	(2.58)	23.5	0.95	0.68	0.99	0.64	18
14.32	3.15	15.3	0.95	0.46	0.98	0.43	27

11.98	24.79	10.1	1.65	(0.31)	1.71	(0.37)	15
9.60	25.33	7.9	1.65	(0.21)	1.73	(0.29)	20
7.66	(35.00)	6.1	1.65	(0.14)	1.70	(0.19)	20
13.01	(3.24)	9.9	1.65	(0.05)	1.68	(0.08)	18
14.29	2.55	10.1	1.65	(0.27)	1.68	(0.30)	27

11.98	25.65	143.8	0.95	0.39	1.01	0.33	15
9.56	26.13	118.3	0.95	0.49	1.03	0.41	20
7.61	(34.53)	97.8	0.95	0.55	1.00	0.50	20
12.91	(2.56)	165.8	0.95	0.64	0.98	0.61	18
14.17	17.10	183.7	0.95	0.35	0.97	0.33	27

11.80	25.27	44.1	1.35	(0.03)	1.41	(0.09)	15
9.42	25.54	41.1	1.35	0.09	1.43	0.01	20
7.51	(34.79)	35.2	1.35	0.15	1.40	0.10	20
12.74	(2.93)	61.0	1.35	0.25	1.38	0.22	18
13.99	16.58	66.7	1.35	(0.06)	1.37	(0.08)	27

12.14	26.01	50.3	0.70	0.64	0.76	0.58	15
9.68	26.47	38.9	0.70	0.74	0.78	0.66	20
7.70	(34.35)	28.9	0.70	0.81	0.75	0.76	20
13.06	(2.34)	42.7	0.70	0.90	0.73	0.87	18
14.33	17.36	43.6	0.70	0.61	0.72	0.59	27

12.08	25.31	3.0	1.27	0.04	1.33	(0.02)	15
9.64	25.86	3.0	1.27	0.17	1.35	0.09	20
7.67	(34.77)	2.3	1.27	0.24	1.32	0.19	20
13.00	(2.87)	3.1	1.27	0.33	1.30	0.30	18
14.26	16.69	3.0	1.27	0.05	1.29	0.03	27

12.08	25.57	5.9	1.07	0.29	1.13	0.23	15
9.64	26.00	3.7	1.07	0.38	1.15	0.30	20
7.68	(34.67)	2.7	1.07	0.44	1.12	0.39	20
13.03	(2.67)	4.2	1.07	0.55	1.11	0.51	18
14.31	16.96	3.1	1.07	0.25	1.09	0.23	27

12.15	25.92	1.7	0.77	0.58	0.83	0.52	15
9.69	26.38	1.2	0.77	0.68	0.85	0.60	20
7.71	(34.33)	0.8	0.77	0.74	0.82	0.69	20
13.06	(2.40)	1.3	0.77	0.83	0.80	0.80	18
14.33	17.27	1.3	0.77	0.54	0.79	0.52	27

See accompanying notes to financial statements.	187

STATE FARM MUTUAL FUND TRUST INTERNATIONAL INDEX FUND

(For a share outstanding throughout each period)

		Income from investment operations			Less distributions

	Net asset value, beginning of period	Net investment income (loss) (a)	Net gain (loss) on investments (both realized and unrealized)	Total from investment operations	Net investment income	Net realized gain	Total distributions

Class A Shares
Year ended 12/31/2010	$10.33	$0.16	$0.52	$0.68	$(0.17)	$—	$(0.17)
Year ended 12/31/2009	8.25	0.17	2.12	2.29	(0.21)	—	(0.21)
Year ended 12/31/2008	14.67	0.29	(6.51)	(6.22)	(0.20)	—	(0.20)
Year ended 12/31/2007	13.84	0.25	1.12	1.37	(0.34)	(0.20)	(0.54)
Period ended 12/31/2006(e)	13.04	0.13	1.11	1.24	(0.30)	(0.14)	(0.44)

Class B Shares
Year ended 12/31/2010	10.34	0.09	0.51	0.60	(0.10)	—	(0.10)
Year ended 12/31/2009	8.26	0.11	2.12	2.23	(0.15)	—	(0.15)
Year ended 12/31/2008	14.67	0.21	(6.50)	(6.29)	(0.12)	—	(0.12)
Year ended 12/31/2007	13.84	0.15	1.10	1.25	(0.22)	(0.20)	(0.42)
Period ended 12/31/2006(e)	13.04	0.08	1.09	1.17	(0.23)	(0.14)	(0.37)

Legacy Class A Shares
Year ended 12/31/2010	10.30	0.16	0.52	0.68	(0.17)	—	(0.17)
Year ended 12/31/2009	8.22	0.17	2.12	2.29	(0.21)	—	(0.21)
Year ended 12/31/2008	14.65	0.30	(6.54)	(6.24)	(0.19)	—	(0.19)
Year ended 12/31/2007	13.81	0.26	1.10	1.36	(0.32)	(0.20)	(0.52)
Year ended 12/31/2006	11.42	0.22	2.59	2.81	(0.28)	(0.14)	(0.42)

Legacy Class B Shares
Year ended 12/31/2010	10.33	0.13	0.50	0.63	(0.12)	—	(0.12)
Year ended 12/31/2009	8.25	0.14	2.11	2.25	(0.17)	—	(0.17)
Year ended 12/31/2008	14.66	0.25	(6.52)	(6.27)	(0.14)	—	(0.14)
Year ended 12/31/2007	13.82	0.20	1.10	1.30	(0.26)	(0.20)	(0.46)
Year ended 12/31/2006	11.42	0.17	2.58	2.75	(0.21)	(0.14)	(0.35)

Institutional Shares
Year ended 12/31/2010	10.33	0.19	0.52	0.71	(0.20)	—	(0.20)
Year ended 12/31/2009	8.24	0.19	2.13	2.32	(0.23)	—	(0.23)
Year ended 12/31/2008	14.70	0.33	(6.57)	(6.24)	(0.22)	—	(0.22)
Year ended 12/31/2007	13.85	0.30	1.11	1.41	(0.36)	(0.20)	(0.56)
Year ended 12/31/2006	11.46	0.25	2.59	2.84	(0.31)	(0.14)	(0.45)

Class R-1 Shares
Year ended 12/31/2010	10.32	0.13	0.51	0.64	(0.13)	—	(0.13)
Year ended 12/31/2009	8.24	0.14	2.13	2.27	(0.19)	—	(0.19)
Year ended 12/31/2008	14.67	0.26	(6.53)	(6.27)	(0.16)	—	(0.16)
Year ended 12/31/2007	13.84	0.20	1.12	1.32	(0.29)	(0.20)	(0.49)
Year ended 12/31/2006	11.45	0.17	2.61	2.78	(0.25)	(0.14)	(0.39)

Class R-2 Shares
Year ended 12/31/2010	10.31	0.15	0.51	0.66	(0.16)	—	(0.16)
Year ended 12/31/2009	8.23	0.15	2.14	2.29	(0.21)	—	(0.21)
Year ended 12/31/2008	14.67	0.28	(6.53)	(6.25)	(0.19)	—	(0.19)
Year ended 12/31/2007	13.85	0.22	1.12	1.34	(0.32)	(0.20)	(0.52)
Year ended 12/31/2006	11.45	0.21	2.60	2.81	(0.27)	(0.14)	(0.41)

Class R-3 Shares
Year ended 12/31/2010	10.35	0.18	0.51	0.69	(0.19)	—	(0.19)
Year ended 12/31/2009	8.26	0.19	2.13	2.32	(0.23)	—	(0.23)
Year ended 12/31/2008	14.71	0.32	(6.55)	(6.23)	(0.22)	—	(0.22)
Year ended 12/31/2007	13.86	0.28	1.12	1.40	(0.35)	(0.20)	(0.55)
Year ended 12/31/2006	11.45	0.24	2.61	2.85	(0.30)	(0.14)	(0.44)

(a)	Average shares outstanding for the period were used to calculate net investment income per share.
(b)	Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge for Class A, Class B, Legacy Class A and Legacy Class B shares. All other classes do not have a sales charge.
(c)	Determined on an annualized basis for periods that are less than a full year.
(d)	The expense ratios for all shares include the effect of the increased voluntary expense reduction threshold effective May 1, 2009 described in Note 2 under Expense Reduction Agreements.
(e)	For all the data, except for the portfolio turnover rate which is for the entire year, the period is from commencement of investment operations April 27, 2006.
(f)	Based upon net asset value of $13.84, $13.84, $13.81, $13.82, $13.85, $13.84, $13.85 and $13.86 for Class A, Class B, Legacy Class A, Legacy Class B, Institutional, Class R-1, Class R-2 and Class R-3, respectively, as of December 31, 2006 (as calculated for financial reporting purposes, taking into account transactions that occurred on December 29, 2006 and the subsequent fair valuation of equity securities). For shareholder purchases and redemptions on December 29, 2006, the net asset value was $13.87, $13.87, $13.84, $13.85, $13.88, $13.87, $13.87 and $13.89, respectively, which caused the total return for the year ended December 31, 2006 to be equivalent to 9.72%, 9.19%, 24.78%, 24.27%, 24.99%, 24.45%, 24.63% and 25.08%, respectively.

188	See accompanying notes to financial statements.

			Ratios/supplemental data
			Average Net Asset ratios assuming expense reductions		Average Net Asset ratios absent expense reductions
Net asset value, end of period	Total return (b)	Net assets, end of period (millions)	Expenses (c)(d)	Net investment income (loss) (c)	Expenses (c)	Net investment income (loss) (c)	Portfolio turnover rate

$ 10.84	6.59%	$42.5	1.20%	1.62%	1.23%	1.59%	4%
10.33	27.79	35.0	1.19	1.86	1.29	1.76	6
8.25	(42.38)	23.6	1.15	2.49	1.28	2.36	8
14.67	9.63	35.4	1.15	1.69	1.28	1.56	2
13.84	9.49 (f)	17.1	1.15	1.49	1.31	1.33	8

10.84	5.80	10.5	1.90	0.93	1.93	0.90	4
10.34	26.98	9.8	1.89	1.22	2.00	1.11	6
8.26	(42.89)	7.6	1.85	1.79	1.98	1.66	8
14.67	8.82	12.9	1.85	1.04	1.98	0.91	2
13.84	8.96 (f)	11.2	1.85	0.96	2.00	0.81	8

10.81	6.58	89.5	1.20	1.63	1.23	1.60	4
10.30	27.83	87.7	1.19	1.92	1.30	1.81	6
8.22	(42.55)	72.2	1.15	2.51	1.28	2.38	8
14.65	9.61	137.5	1.15	1.74	1.28	1.61	2
13.81	24.51 (f)	125.4	1.15	1.73	1.31	1.57	8

10.84	6.12	25.6	1.60	1.25	1.63	1.22	4
10.33	27.30	27.6	1.59	1.53	1.70	1.42	6
8.25	(42.72)	23.3	1.55	2.10	1.68	1.97	8
14.66	9.17	43.5	1.55	1.34	1.67	1.22	2
13.82	24.00 (f)	40.3	1.55	1.35	1.71	1.19	8

10.84	6.81	35.2	0.95	1.89	0.98	1.86	4
10.33	28.18	32.8	0.94	2.14	1.05	2.03	6
8.24	(42.38)	24.9	0.90	2.75	1.03	2.62	8
14.70	9.93	42.7	0.90	1.99	1.03	1.86	2
13.85	24.72 (f)	33.2	0.90	1.95	1.06	1.79	8

10.83	6.21	3.6	1.52	1.33	1.55	1.30	4
10.32	27.49	4.2	1.51	1.57	1.62	1.46	6
8.24	(42.69)	3.0	1.47	2.17	1.60	2.04	8
14.67	9.28	4.1	1.47	1.37	1.60	1.24	2
13.84	24.19 (f)	3.1	1.47	1.37	1.63	1.21	8

10.81	6.39	6.4	1.32	1.49	1.35	1.46	4
10.31	27.75	5.0	1.31	1.76	1.42	1.65	6
8.23	(42.59)	3.8	1.27	2.36	1.40	2.23	8
14.67	9.55	6.0	1.27	1.50	1.40	1.37	2
13.85	24.45 (f)	3.2	1.27	1.61	1.43	1.45	8

10.85	6.66	1.8	1.02	1.80	1.05	1.77	4
10.35	28.03	1.6	1.01	2.09	1.12	1.98	6
8.26	(42.34)	1.1	0.97	2.68	1.10	2.55	8
14.71	9.86	2.0	0.97	1.91	1.10	1.78	2
13.86	24.81 (f)	1.7	0.97	1.91	1.13	1.75	8

See accompanying notes to financial statements.	189

STATE FARM MUTUAL FUND TRUST EQUITY AND BOND FUND

(For a share outstanding throughout each period)

		Income from investment operations			Less distributions
	Net asset value, beginning of period	Net investment income (loss) (a)	Net gain (loss) on investments (both realized and unrealized)	Total from investment operations	Net investment income	Net realized gain	Total distributions

Class A Shares
Year ended 12/31/2010	$7.24	$0.12	$0.62	$0.74	$(0.12)	$—	$(0.12)
Year ended 12/31/2009	6.33	0.14	0.90	1.04	(0.13)	—	(0.13)
Year ended 12/31/2008	9.33	0.26	(2.64)	(2.38)	(0.26)	(0.36)	(0.62)
Year ended 12/31/2007	10.00	0.30	(0.43)	(0.13)	(0.28)	(0.26)	(0.54)
Period ended 12/31/2006(e)	9.99	0.21	0.60	0.81	(0.25)	(0.55)	(0.80)

Class B Shares
Year ended 12/31/2010	7.25	0.07	0.62	0.69	(0.07)	—	(0.07)
Year ended 12/31/2009	6.34	0.09	0.91	1.00	(0.09)	—	(0.09)
Year ended 12/31/2008	9.33	0.21	(2.63)	(2.42)	(0.21)	(0.36)	(0.57)
Year ended 12/31/2007	10.00	0.21	(0.41)	(0.20)	(0.21)	(0.26)	(0.47)
Period ended 12/31/2006(e)	9.99	0.15	0.61	0.76	(0.20)	(0.55)	(0.75)

Legacy Class A Shares
Year ended 12/31/2010	7.30	0.11	0.63	0.74	(0.11)	—	(0.11)
Year ended 12/31/2009	6.38	0.13	0.92	1.05	(0.13)	—	(0.13)
Year ended 12/31/2008	9.39	0.25	(2.65)	(2.40)	(0.25)	(0.36)	(0.61)
Year ended 12/31/2007	10.05	0.28	(0.40)	(0.12)	(0.28)	(0.26)	(0.54)
Year ended 12/31/2006	9.76	0.24	0.84	1.08	(0.24)	(0.55)	(0.79)

Legacy Class B Shares
Year ended 12/31/2010	7.31	0.08	0.63	0.71	(0.08)	—	(0.08)
Year ended 12/31/2009	6.39	0.11	0.91	1.02	(0.10)	—	(0.10)
Year ended 12/31/2008	9.40	0.22	(2.65)	(2.43)	(0.22)	(0.36)	(0.58)
Year ended 12/31/2007	10.06	0.24	(0.40)	(0.16)	(0.24)	(0.26)	(0.50)
Year ended 12/31/2006	9.77	0.19	0.84	1.03	(0.19)	(0.55)	(0.74)

Institutional Shares
Year ended 12/31/2010	7.24	0.13	0.62	0.75	(0.13)	—	(0.13)
Year ended 12/31/2009	6.33	0.15	0.90	1.05	(0.14)	—	(0.14)
Year ended 12/31/2008	9.33	0.28	(2.64)	(2.36)	(0.28)	(0.36)	(0.64)
Year ended 12/31/2007	10.00	0.31	(0.41)	(0.10)	(0.31)	(0.26)	(0.57)
Year ended 12/31/2006	9.71	0.27	0.83	1.10	(0.26)	(0.55)	(0.81)

Class R-1 Shares
Year ended 12/31/2010	7.15	0.08	0.62	0.70	(0.09)	—	(0.09)
Year ended 12/31/2009	6.25	0.11	0.90	1.01	(0.11)	—	(0.11)
Year ended 12/31/2008	9.22	0.23	(2.61)	(2.38)	(0.23)	(0.36)	(0.59)
Year ended 12/31/2007	9.89	0.25	(0.41)	(0.16)	(0.25)	(0.26)	(0.51)
Year ended 12/31/2006	9.62	0.22	0.81	1.03	(0.21)	(0.55)	(0.76)

Class R-2 Shares
Year ended 12/31/2010	7.17	0.10	0.62	0.72	(0.11)	—	(0.11)
Year ended 12/31/2009	6.26	0.13	0.90	1.03	(0.12)	—	(0.12)
Year ended 12/31/2008	9.24	0.24	(2.61)	(2.37)	(0.25)	(0.36)	(0.61)
Year ended 12/31/2007	9.90	0.33	(0.46)	(0.13)	(0.27)	(0.26)	(0.53)
Year ended 12/31/2006	9.63	0.23	0.82	1.05	(0.23)	(0.55)	(0.78)

Class R-3 Shares
Year ended 12/31/2010	7.17	0.12	0.63	0.75	(0.13)	—	(0.13)
Year ended 12/31/2009	6.27	0.14	0.90	1.04	(0.14)	—	(0.14)
Year ended 12/31/2008	9.25	0.27	(2.62)	(2.35)	(0.27)	(0.36)	(0.63)
Year ended 12/31/2007	9.91	0.30	(0.40)	(0.10)	(0.30)	(0.26)	(0.56)
Year ended 12/31/2006	9.64	0.26	0.82	1.08	(0.26)	(0.55)	(0.81)

(a)	Average shares outstanding for the period were used to calculate net investment income per share.
(b)	Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge for Class A, Class B, Legacy Class A and Legacy Class B shares. All other classes do not have a sales charge.
(c)	Determined on an annualized basis for periods that are less than a full year.
(d)	Expense ratios relate to the Equity and Bond Fund only and do not reflect the Fund’s proportionate share of the expenses of the underlying funds.
(e)	For all the data, except for the portfolio turnover rate which is for the entire year, the period is from commencement of investment operations April 27, 2006.

190	See accompanying notes to financial statements.

		Ratios/supplemental data
			Average Net Asset ratios assuming expense reductions		Average Net Asset ratios absent expense reductions
Net asset value, end of period	Total return (b)	Net assets, end of period (millions)	Expenses (c) (d)	Net investment income (loss) (c)	Expenses (c) (d)	Net investment income (loss) (c)	Portfolio turnover rate

$ 7.86	10.25%	$ 34.6	0.25%	1.55%	0.36%	1.44%	1%
7.24	16.48	21.5	0.25	2.07	0.37	1.95	1
6.33	(25.61)	14.4	0.25	3.12	0.34	3.03	16
9.33	(1.35)	17.8	0.25	2.97	0.34	2.88	1
10.00	8.10	12.7	0.25	3.00	0.44	2.81	1

7.87	9.55	9.1	0.85	0.88	0.96	0.77	1
7.25	15.77	8.2	0.85	1.41	0.97	1.29	1
6.34	(25.99)	6.9	0.84	2.50	0.94	2.40	16
9.33	(2.06)	9.9	0.95	2.04	1.04	1.95	1
10.00	7.59	10.2	0.95	2.13	1.13	1.95	1

7.93	10.27	77.7	0.25	1.48	0.36	1.37	1
7.30	16.47	70.8	0.25	2.00	0.37	1.88	1
6.38	(25.57)	64.8	0.25	2.99	0.34	2.90	16
9.39	(1.27)	100.1	0.25	2.70	0.34	2.61	1
10.05	11.05	107.3	0.25	2.33	0.41	2.17	1

7.94	9.79	31.9	0.65	1.05	0.77	0.93	1
7.31	16.00	34.1	0.65	1.59	0.77	1.47	1
6.39	(25.87)	32.4	0.65	2.62	0.74	2.53	16
9.40	(1.66)	49.4	0.65	2.30	0.74	2.21	1
10.06	10.56	52.9	0.65	1.91	0.81	1.75	1

7.86	10.49	14.6	0.00	1.74	0.11	1.63	1
7.24	16.73	12.2	0.00	2.28	0.12	2.16	1
6.33	(25.40)	9.0	0.00	3.34	0.09	3.25	16
9.33	(1.12)	11.4	0.00	3.01	0.09	2.92	1
10.00	11.38	10.9	0.00	2.66	0.17	2.49	1

7.76	9.86	2.3	0.57	1.14	0.69	1.02	1
7.15	16.16	2.5	0.57	1.68	0.69	1.56	1
6.25	(25.86)	2.0	0.57	2.78	0.66	2.69	16
9.22	(1.67)	2.6	0.57	2.48	0.66	2.39	1
9.89	10.71	2.1	0.57	2.19	0.74	2.02	1

7.78	10.04	3.7	0.37	1.31	0.49	1.19	1
7.17	16.51	3.9	0.37	1.91	0.49	1.79	1
6.26	(25.75)	2.9	0.37	2.99	0.46	2.90	16
9.24	(1.37)	3.8	0.37	3.29	0.45	3.21	1
9.90	10.90	1.4	0.37	2.32	0.54	2.15	1

7.79	10.52	1.1	0.07	1.66	0.18	1.55	1
7.17	16.64	0.9	0.07	2.19	0.19	2.07	1
6.27	(25.46)	0.8	0.07	3.28	0.16	3.19	16
9.25	(1.10)	1.1	0.07	2.95	0.16	2.86	1
9.91	11.19	1.2	0.07	2.57	0.23	2.41	1

See accompanying notes to financial statements.	191

STATE FARM MUTUAL FUND TRUST BOND FUND

(For a share outstanding throughout each period)

		Income from investment operations			Less distributions
	Net asset value, beginning of period	Net investment income (loss)	Net gain (loss) on investments (both realized and unrealized)	Total from investment operations	Net investment income	Net realized gain	Total distributions

Class A Shares
Year ended 12/31/2010	$10.88	$0.36	$0.24	$0.60	$(0.36)	$—	$(0.36)
Year ended 12/31/2009	10.29	0.43	0.59	1.02	(0.43)	—	(0.43)
Year ended 12/31/2008	10.52	0.47	(0.23)	0.24	(0.47)	—	(0.47)
Year ended 12/31/2007	10.32	0.45	0.20	0.65	(0.45)	—	(0.45)
Period ended 12/31/2006(c)	10.11	0.30	0.21	0.51	(0.30)	—	(0.30)

Class B Shares
Year ended 12/31/2010	10.87	0.32	0.24	0.56	(0.32)	—	(0.32)
Year ended 12/31/2009	10.28	0.39	0.59	0.98	(0.39)	—	(0.39)
Year ended 12/31/2008	10.51	0.42	(0.23)	0.19	(0.42)	—	(0.42)
Year ended 12/31/2007	10.32	0.41	0.19	0.60	(0.41)	—	(0.41)
Period ended 12/31/2006(c)	10.11	0.27	0.21	0.48	(0.27)	—	(0.27)

Legacy Class A Shares
Year ended 12/31/2010	10.89	0.36	0.23	0.59	(0.36)	—	(0.36)
Year ended 12/31/2009	10.30	0.44	0.59	1.03	(0.44)	—	(0.44)
Year ended 12/31/2008	10.53	0.47	(0.23)	0.24	(0.47)	—	(0.47)
Year ended 12/31/2007	10.33	0.45	0.20	0.65	(0.45)	—	(0.45)
Year ended 12/31/2006	10.39	0.43	(0.06)	0.37	(0.43)	—	(0.43)

Legacy Class B Shares
Year ended 12/31/2010	10.89	0.32	0.24	0.56	(0.32)	—	(0.32)
Year ended 12/31/2009	10.30	0.39	0.59	0.98	(0.39)	—	(0.39)
Year ended 12/31/2008	10.53	0.43	(0.23)	0.20	(0.43)	—	(0.43)
Year ended 12/31/2007	10.34	0.41	0.19	0.60	(0.41)	—	(0.41)
Year ended 12/31/2006	10.39	0.39	(0.05)	0.34	(0.39)	—	(0.39)

Institutional Shares
Year ended 12/31/2010	10.87	0.39	0.24	0.63	(0.39)	—	(0.39)
Year ended 12/31/2009	10.29	0.46	0.58	1.04	(0.46)	—	(0.46)
Year ended 12/31/2008	10.51	0.49	(0.22)	0.27	(0.49)	—	(0.49)
Year ended 12/31/2007	10.32	0.48	0.19	0.67	(0.48)	—	(0.48)
Year ended 12/31/2006	10.38	0.46	(0.06)	0.40	(0.46)	—	(0.46)

Class R-1 Shares
Year ended 12/31/2010	10.88	0.33	0.24	0.57	(0.33)	—	(0.33)
Year ended 12/31/2009	10.29	0.40	0.59	0.99	(0.40)	—	(0.40)
Year ended 12/31/2008	10.52	0.43	(0.23)	0.20	(0.43)	—	(0.43)
Year ended 12/31/2007	10.32	0.42	0.20	0.62	(0.42)	—	(0.42)
Year ended 12/31/2006	10.38	0.40	(0.06)	0.34	(0.40)	—	(0.40)

Class R-2 Shares
Year ended 12/31/2010	10.87	0.35	0.24	0.59	(0.35)	—	(0.35)
Year ended 12/31/2009	10.28	0.42	0.59	1.01	(0.42)	—	(0.42)
Year ended 12/31/2008	10.51	0.45	(0.23)	0.22	(0.45)	—	(0.45)
Year ended 12/31/2007	10.32	0.44	0.19	0.63	(0.44)	—	(0.44)
Year ended 12/31/2006	10.37	0.42	(0.05)	0.37	(0.42)	—	(0.42)

Class R-3 Shares
Year ended 12/31/2010	10.88	0.38	0.24	0.62	(0.38)	—	(0.38)
Year ended 12/31/2009	10.29	0.45	0.59	1.04	(0.45)	—	(0.45)
Year ended 12/31/2008	10.52	0.48	(0.23)	0.25	(0.48)	—	(0.48)
Year ended 12/31/2007	10.33	0.47	0.19	0.66	(0.47)	—	(0.47)
Year ended 12/31/2006	10.38	0.45	(0.05)	0.40	(0.45)	—	(0.45)

(a)	Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge for Class A, Class B, Legacy Class A and Legacy Class B shares. All other classes do not have a sales charge.
(b)	Determined on an annualized basis for periods that are less than a full year.
(c)	For all the data, except for the portfolio turnover rate which is for the entire year, the period is from commencement of investment operations April 27, 2006.

192	See accompanying notes to financial statements.

		Ratios/supplemental data
			Average Net Asset ratios assuming expense reductions		Average Net Asset ratios absent expense reductions
Net asset value, end of period	Total return (a)	Net assets, end of period (millions)	Expenses (b)	Net investment income (loss) (b)	Expenses (b)	Net investment income (loss) (b)	Portfolio turnover rate

$ 11.12	5.56%	$ 160.5	0.68%	3.19%	0.68%	3.19%	16%
10.88	10.12	84.6	0.69	4.01	0.69	4.01	11
10.29	2.30	38.5	0.70	4.49	0.70	4.49	6
10.52	6.50	23.1	0.70	4.40	0.70	4.40	16
10.32	5.06	12.3	0.69	4.25	0.69	4.25	16

11.11	5.14	9.7	1.08	2.82	1.08	2.82	16
10.87	9.69	8.2	1.09	3.66	1.09	3.66	11
10.28	1.89	6.6	1.10	4.09	1.10	4.09	6
10.51	5.98	6.0	1.10	3.99	1.10	3.99	16
10.32	4.78	5.4	1.09	3.84	1.09	3.84	16

11.12	5.46	130.2	0.68	3.23	0.68	3.23	16
10.89	10.12	120.8	0.69	4.08	0.69	4.08	11
10.30	2.30	114.0	0.70	4.48	0.70	4.48	6
10.53	6.50	118.2	0.70	4.39	0.70	4.39	16
10.33	3.68	120.9	0.69	4.20	0.69	4.20	16

11.13	5.14	47.3	1.08	2.84	1.08	2.84	16
10.89	9.68	51.9	1.09	3.68	1.09	3.68	11
10.30	1.90	50.7	1.10	4.08	1.10	4.08	6
10.53	5.97	53.0	1.10	3.99	1.10	3.99	16
10.34	3.37	53.8	1.09	3.80	1.09	3.80	16

11.11	5.82	124.3	0.43	3.47	0.43	3.47	16
10.87	10.30	105.7	0.44	4.30	0.44	4.30	11
10.29	2.66	74.8	0.45	4.72	0.45	4.72	6
10.51	6.66	98.8	0.45	4.64	0.45	4.64	16
10.32	3.94	89.7	0.44	4.46	0.44	4.46	16

11.12	5.22	3.7	1.00	2.92	1.00	2.92	16
10.88	9.77	4.5	1.01	3.75	1.01	3.75	11
10.29	1.98	3.9	1.02	4.18	1.02	4.18	6
10.52	6.16	2.6	1.02	4.08	1.02	4.08	16
10.32	3.35	2.2	1.01	3.89	1.01	3.89	16

11.11	5.43	5.9	0.80	3.10	0.80	3.10	16
10.87	10.00	4.9	0.81	3.94	0.81	3.94	11
10.28	2.18	3.7	0.82	4.37	0.82	4.37	6
10.51	6.27	3.2	0.82	4.28	0.82	4.28	16
10.32	3.66	2.3	0.81	4.09	0.81	4.09	16

11.12	5.75	1.7	0.50	3.42	0.50	3.42	16
10.88	10.32	1.2	0.51	4.27	0.51	4.27	11
10.29	2.49	1.3	0.52	4.66	0.52	4.66	6
10.52	6.59	1.3	0.52	4.57	0.52	4.57	16
10.33	3.97	1.2	0.51	4.39	0.51	4.39	16

See accompanying notes to financial statements.	193

STATE FARM MUTUAL FUND TRUST TAX ADVANTAGED BOND FUND

(For a share outstanding throughout each period)

		Income from investment operations			Less distributions
	Net asset value, beginning of period	Net investment income (loss)	Net gain (loss) on investments (both realized and unrealized)	Total from investment operations	Net investment income	Net realized gain	Total distributions

Class A Shares
Year ended 12/31/2010	$11.13	$0.38	$(0.22)	$0.16	$(0.38)	$(0.01)	$(0.39)
Year ended 12/31/2009	10.51	0.41	0.65	1.06	(0.41)	(0.03)	(0.44)
Year ended 12/31/2008	10.83	0.42	(0.23)	0.19	(0.42)	(0.09)	(0.51)
Year ended 12/31/2007	10.89	0.43	(0.01)	0.42	(0.43)	(0.05)	(0.48)
Period ended 12/31/2006(c)	10.79	0.29	0.11	0.40	(0.29)	(0.01)	(0.30)

Class B Shares
Year ended 12/31/2010	11.13	0.33	(0.23)	0.10	(0.33)	(0.01)	(0.34)
Year ended 12/31/2009	10.50	0.37	0.66	1.03	(0.37)	(0.03)	(0.40)
Year ended 12/31/2008	10.82	0.38	(0.23)	0.15	(0.38)	(0.09)	(0.47)
Year ended 12/31/2007	10.89	0.38	(0.02)	0.36	(0.38)	(0.05)	(0.43)
Period ended 12/31/2006(c)	10.79	0.26	0.11	0.37	(0.26)	(0.01)	(0.27)

Legacy Class A Shares
Year ended 12/31/2010	11.11	0.38	(0.22)	0.16	(0.38)	(0.01)	(0.39)
Year ended 12/31/2009	10.49	0.41	0.65	1.06	(0.41)	(0.03)	(0.44)
Year ended 12/31/2008	10.81	0.42	(0.23)	0.19	(0.42)	(0.09)	(0.51)
Year ended 12/31/2007	10.87	0.42	(0.01)	0.41	(0.42)	(0.05)	(0.47)
Year ended 12/31/2006	10.96	0.43	(0.08)	0.35	(0.43)	(0.01)	(0.44)

Legacy Class B Shares
Year ended 12/31/2010	11.11	0.33	(0.22)	0.11	(0.33)	(0.01)	(0.34)
Year ended 12/31/2009	10.49	0.37	0.65	1.02	(0.37)	(0.03)	(0.40)
Year ended 12/31/2008	10.81	0.38	(0.23)	0.15	(0.38)	(0.09)	(0.47)
Year ended 12/31/2007	10.87	0.38	(0.01)	0.37	(0.38)	(0.05)	(0.43)
Year ended 12/31/2006	10.96	0.39	(0.08)	0.31	(0.39)	(0.01)	(0.40)

(a)	Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charges.
(b)	Determined on an annualized basis for periods that are less than a full year.
(c)	For all the data, except for the portfolio turnover rate which is for the entire year, the period is from commencement of investment operations April 27, 2006.

194	See accompanying notes to financial statements.

			Ratios/supplemental data
			Average Net Asset ratios assuming expense reductions		Average Net Asset ratios absent expense reductions
Net asset value, end of period	Total return (a)	Net assets, end of period (millions)	Expenses (b)	Net investment income (loss) (b)	Expenses (b)	Net investment income (loss) (b)	Portfolio turnover rate

$ 10.90	1.35%	$ 159.2	0.68%	3.35%	0.68%	3.35%	4%
11.13	10.23	91.4	0.70	3.66	0.70	3.66	4
10.51	1.88	30.7	0.70	3.96	0.71	3.95	36
10.83	4.01	21.0	0.70	3.93	0.72	3.91	18

10.89	3.80	6.3	0.70	3.95	0.70	3.95	4

10.89	0.86	4.5	1.08	2.97	1.08	2.97	4
11.13	9.91	3.8	1.10	3.34	1.10	3.34	4
10.50	1.48	3.3	1.10	3.55	1.11	3.54	36
10.82	3.50	3.4	1.10	3.54	1.12	3.52	18

10.89	3.52	3.3	1.10	3.55	1.11	3.54	4

10.88	1.35	66.2	0.68	3.38	0.68	3.38	4
11.11	10.25	66.9	0.70	3.74	0.70	3.74	4
10.49	1.88	60.1	0.70	3.95	0.71	3.94	36
10.81	4.00	62.2	0.70	3.94	0.72	3.92	18
10.87	3.32	64.0	0.70	3.97	0.71	3.96	4

10.88	0.95	25.1	1.08	2.98	1.08	2.98	4
11.11	9.81	26.1	1.10	3.34	1.10	3.34	4
10.49	1.47	24.9	1.10	3.55	1.11	3.54	36
10.81	3.59	26.0	1.10	3.54	1.12	3.52	18
10.87	2.91	26.5	1.10	3.58	1.11	3.57	4

See accompanying notes to financial statements.	195

STATE FARM MUTUAL FUND TRUST MONEY MARKET FUND

(For a share outstanding throughout each period)

		Income from investment operations		Less distributions
	Net asset value, beginning of period	Net investment income (a)	Total from investment operations	Net investment income (a)	Total distributions

Class A Shares
Year ended 12/31/2010	$1.00	$—	$—	$—	$—
Year ended 12/31/2009	1.00	—	—	—	—
Year ended 12/31/2008	1.00	0.02	0.02	(0.02)	(0.02)
Year ended 12/31/2007	1.00	0.05	0.05	(0.05)	(0.05)
Period ended 12/31/2006(f)	1.00	0.03	0.03	(0.03)	(0.03)

Class B Shares
Year ended 12/31/2010	1.00	—	—	—	—
Year ended 12/31/2009	1.00	—	—	—	—
Year ended 12/31/2008	1.00	0.02	0.02	(0.02)	(0.02)
Year ended 12/31/2007	1.00	0.04	0.04	(0.04)	(0.04)
Period ended 12/31/2006(f)	1.00	0.03	0.03	(0.03)	(0.03)

Legacy Class A Shares
Year ended 12/31/2010	1.00	—	—	—	—
Year ended 12/31/2009	1.00	—	—	—	—
Year ended 12/31/2008	1.00	0.02	0.02	(0.02)	(0.02)
Year ended 12/31/2007	1.00	0.05	0.05	(0.05)	(0.05)
Year ended 12/31/2006	1.00	0.04	0.04	(0.04)	(0.04)

Legacy Class B Shares
Year ended 12/31/2010	1.00	—	—	—	—
Year ended 12/31/2009	1.00	—	—	—	—
Year ended 12/31/2008	1.00	0.02	0.02	(0.02)	(0.02)
Year ended 12/31/2007	1.00	0.04	0.04	(0.04)	(0.04)
Year ended 12/31/2006	1.00	0.04	0.04	(0.04)	(0.04)

Institutional Shares
Year ended 12/31/2010	1.00	—	—	—	—
Year ended 12/31/2009	1.00	—	—	—	—
Year ended 12/31/2008	1.00	0.02	0.02	(0.02)	(0.02)
Year ended 12/31/2007	1.00	0.05	0.05	(0.05)	(0.05)
Year ended 12/31/2006	1.00	0.05	0.05	(0.05)	(0.05)

Class R-1 Shares
Year ended 12/31/2010	1.00	—	—	—	—
Year ended 12/31/2009	1.00	—	—	—	—
Year ended 12/31/2008	1.00	0.02	0.02	(0.02)	(0.02)
Year ended 12/31/2007	1.00	0.04	0.04	(0.04)	(0.04)
Year ended 12/31/2006	1.00	0.04	0.04	(0.04)	(0.04)

Class R-2 Shares
Year ended 12/31/2010	1.00	—	—	—	—
Year ended 12/31/2009	1.00	—	—	—	—
Year ended 12/31/2008	1.00	0.02	0.02	(0.02)	(0.02)
Year ended 12/31/2007	1.00	0.04	0.04	(0.04)	(0.04)
Year ended 12/31/2006	1.00	0.04	0.04	(0.04)	(0.04)

Class R-3 Shares
Year ended 12/31/2010	1.00	—	—	—	—
Year ended 12/31/2009	1.00	—	—	—	—
Year ended 12/31/2008	1.00	0.02	0.02	(0.02)	(0.02)
Year ended 12/31/2007	1.00	0.05	0.05	(0.05)	(0.05)
Year ended 12/31/2006	1.00	0.04	0.04	(0.04)	(0.04)

(a)	Net investment income and distributions represent less than $0.01 per share for Institutional and Class R-3 shares in 2010 and all classes in 2009.
(b)	Net investment income and Total return represent less than 0.005% per share for Institutional and Class R-3 shares in 2010.
(c)	Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge for Class B and Legacy Class B shares. All other classes do not have a sales charge.
(d)	Determined on an annualized basis for periods that are less than a full year.
(e)	The expense ratios for 2009 and 2010 include the effect of the voluntary fee waivers by SFIMC and VP Management Corp. described in Note 2 under Expense Reduction Agreements.
(f)	For all the data, the period is from commencement of investment operations April 27, 2006.

196	See accompanying notes to financial statements.

		Ratios/supplemental data
			Average Net Asset ratios assuming expense reductions		Average Net Asset ratios absent expense reductions
Net asset value, end of period	Total return (b)(c)	Net assets, end of period (millions)	Expenses (d)(e)	Net investment income (b)(d)	Expenses (d)	Net investment income (d)

$ 1.00	0.00%	$ 94.0	0.17%	0.00%	0.60%	(0.43)%
1.00	0.04	80.8	0.29	0.04	0.61	(0.28)
1.00	2.02	72.1	0.60	1.89	0.61	1.88
1.00	4.67	38.1	0.60	4.50	0.64	4.46
1.00	3.23	19.5	0.60	4.62	0.60	4.62

1.00	0.00	3.1	0.17	0.00	1.00	(0.83)
1.00	0.01	3.3	0.32	0.01	1.01	(0.68)
1.00	1.62	3.2	1.00	1.57	1.01	1.56
1.00	4.25	2.6	1.00	4.17	1.03	4.14
1.00	2.91	2.5	1.00	4.22	1.02	4.20

1.00	0.00	75.0	0.17	0.00	0.60	(0.43)
1.00	0.04	88.8	0.30	0.04	0.61	(0.27)
1.00	2.02	96.3	0.60	1.96	0.61	1.95
1.00	4.67	74.3	0.60	4.57	0.63	4.54
1.00	4.50	75.2	0.60	4.38	0.63	4.35

1.00	0.00	8.6	0.17	0.00	1.00	(0.83)
1.00	0.01	10.7	0.32	0.01	1.01	(0.68)
1.00	1.62	9.9	1.00	1.52	1.01	1.51
1.00	4.26	5.0	1.00	4.16	1.03	4.13
1.00	4.08	4.1	1.00	3.93	1.03	3.90

1.00	0.00	40.8	0.17	0.00	0.45	(0.28)
1.00	0.06	38.4	0.28	0.06	0.46	(0.12)
1.00	2.17	32.9	0.45	2.07	0.46	2.06
1.00	4.82	19.3	0.45	4.70	0.48	4.67
1.00	4.65	12.9	0.45	4.57	0.48	4.54

1.00	0.00	5.9	0.17	0.00	0.92	(0.75)
1.00	0.02	7.0	0.32	0.02	0.93	(0.59)
1.00	1.70	6.1	0.92	1.63	0.93	1.62
1.00	4.33	4.1	0.92	4.25	0.95	4.22
1.00	4.16	4.3	0.92	4.11	0.94	4.09

1.00	0.00	14.5	0.17	0.00	0.72	(0.55)
1.00	0.03	13.4	0.31	0.03	0.73	(0.39)
1.00	1.90	12.5	0.72	1.85	0.73	1.84
1.00	4.54	8.3	0.72	4.44	0.76	4.40
1.00	4.37	3.8	0.72	4.34	0.74	4.32

1.00	0.00	3.1	0.17	0.00	0.52	(0.35)
1.00	0.05	1.9	0.28	0.05	0.53	(0.20)
1.00	2.10	1.7	0.52	2.06	0.53	2.05
1.00	4.75	1.5	0.52	4.65	0.55	4.62
1.00	4.57	1.3	0.52	4.49	0.55	4.46

See accompanying notes to financial statements.	197

STATE FARM MUTUAL FUND TRUST LIFEPATH RETIREMENT FUND

(For a share outstanding throughout each period)

		Income from investment operations			Less distributions
	Net asset value, beginning of period	Net investment income (loss) (a)(b)	Net gain (loss) on investments (both realized and unrealized)	Total from investment operations	Net investment income	Net realized gain	Total distributions
Class A Shares
Year ended 12/31/2010	$10.77	$0.19	$0.76	$0.95	$(0.19)	$(0.02)	$(0.21)
Year ended 12/31/2009	9.42	0.25	1.39	1.64	(0.29)	—	(0.29)
Year ended 12/31/2008	11.44	0.32	(2.04)	(1.72)	(0.25)	(0.05)	(0.30)
Year ended 12/31/2007	11.59	0.36	0.10	0.46	(0.35)	(0.26)	(0.61)
Period ended 12/31/2006(g)	11.45	0.25	0.44	0.69	(0.45)	(0.10)	(0.55)
Class B Shares
Year ended 12/31/2010	10.82	0.11	0.77	0.88	(0.11)	(0.02)	(0.13)
Year ended 12/31/2009	9.46	0.18	1.40	1.58	(0.22)	—	(0.22)
Year ended 12/31/2008	11.50	0.24	(2.05)	(1.81)	(0.18)	(0.05)	(0.23)
Year ended 12/31/2007	11.62	0.28	0.11	0.39	(0.25)	(0.26)	(0.51)
Period ended 12/31/2006(g)	11.45	0.19	0.44	0.63	(0.36)	(0.10)	(0.46)
Legacy Class A Shares
Year ended 12/31/2010	10.96	0.19	0.78	0.97	(0.18)	(0.02)	(0.20)
Year ended 12/31/2009	9.57	0.26	1.42	1.68	(0.29)	—	(0.29)
Year ended 12/31/2008	11.63	0.32	(2.08)	(1.76)	(0.25)	(0.05)	(0.30)
Year ended 12/31/2007	11.74	0.35	0.13	0.48	(0.33)	(0.26)	(0.59)
Year ended 12/31/2006	11.24	0.33	0.59	0.92	(0.32)	(0.10)	(0.42)
Legacy Class B Shares
Year ended 12/31/2010	10.99	0.14	0.79	0.93	(0.14)	(0.02)	(0.16)
Year ended 12/31/2009	9.60	0.20	1.44	1.64	(0.25)	—	(0.25)
Year ended 12/31/2008	11.65	0.27	(2.07)	(1.80)	(0.20)	(0.05)	(0.25)
Year ended 12/31/2007	11.74	0.30	0.12	0.42	(0.25)	(0.26)	(0.51)
Year ended 12/31/2006	11.24	0.29	0.59	0.88	(0.28)	(0.10)	(0.38)
Institutional Shares
Year ended 12/31/2010	10.96	0.22	0.78	1.00	(0.21)	(0.02)	(0.23)
Year ended 12/31/2009	9.58	0.28	1.41	1.69	(0.31)	—	(0.31)
Year ended 12/31/2008	11.63	0.34	(2.07)	(1.73)	(0.27)	(0.05)	(0.32)
Year ended 12/31/2007	11.77	0.38	0.12	0.50	(0.38)	(0.26)	(0.64)
Year ended 12/31/2006	11.27	0.36	0.59	0.95	(0.35)	(0.10)	(0.45)
Class R-1 Shares
Year ended 12/31/2010	10.79	0.15	0.76	0.91	(0.14)	(0.02)	(0.16)
Year ended 12/31/2009	9.43	0.22	1.40	1.62	(0.26)	—	(0.26)
Year ended 12/31/2008	11.46	0.28	(2.05)	(1.77)	(0.21)	(0.05)	(0.26)
Year ended 12/31/2007	11.58	0.31	0.12	0.43	(0.29)	(0.26)	(0.55)
Year ended 12/31/2006	11.13	0.29	0.58	0.87	(0.32)	(0.10)	(0.42)
Class R-2 Shares
Year ended 12/31/2010	10.99	0.18	0.77	0.95	(0.17)	(0.02)	(0.19)
Year ended 12/31/2009	9.60	0.24	1.43	1.67	(0.28)	—	(0.28)
Year ended 12/31/2008	11.66	0.31	(2.08)	(1.77)	(0.24)	(0.05)	(0.29)
Year ended 12/31/2007	11.78	0.35	0.11	0.46	(0.32)	(0.26)	(0.58)
Year ended 12/31/2006	11.24	0.32	0.58	0.90	(0.26)	(0.10)	(0.36)
Class R-3 Shares
Year ended 12/31/2010	10.95	0.21	0.77	0.98	(0.20)	(0.02)	(0.22)
Year ended 12/31/2009	9.56	0.26	1.44	1.70	(0.31)	—	(0.31)
Year ended 12/31/2008	11.62	0.34	(2.08)	(1.74)	(0.27)	(0.05)	(0.32)
Year ended 12/31/2007	11.76	0.37	0.11	0.48	(0.36)	(0.26)	(0.62)
Year ended 12/31/2006	11.25	0.35	0.60	0.95	(0.34)	(0.10)	(0.44)

(a)	Average shares outstanding for the period were used to calculate net investment income per share.
(b)	Net amounts and ratios reflect the Fund’s proportionate share of income and expenses of the Master Portfolio; indirect proportionate share of the expenses of the Active Stock and CoreAlpha Bond Master Portfolios; and applicable Expense Reduction Agreements described in Note 2. Expense and income ratios for the Master Portfolio, assuming applicable expense reductions, were 0.26% and 2.60%, respectively, for the year ended December 31, 2010.
(c)	Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge for Class A, Class B, Legacy Class A and Legacy Class B shares. All other classes do not have a sales charge.
(d)	Determined on an annualized basis for periods that are less than a full year.
(e)	Ratios reflect the Fund’s proportionate share of income and expenses of the Master Portfolio and indirect proportionate share of the expenses of the Active Stock and CoreAlpha Bond Master Portfolios; but do not reflect otherwise applicable Expense Reduction Agreements described in Note 2. Expense and income ratios for the Master Portfolio, excluding any otherwise applicable expense reductions, were 0.61% and 2.25%, respectively, for the year ended December 31, 2010.
(f)	Amount represents the portfolio turnover rate of the Master Portfolio. For 2009, excludes in-kind contribution of portfolio securities received in a fund merger on November 20, 2009.
(g)	For all the data, except for the portfolio turnover rate which is for the entire year, the period is from commencement of investment operations April 27, 2006.

198	See accompanying notes to financial statements.

		Ratios/supplemental data
			Average Net Asset ratios assuming expense reductions		Average Net Asset ratios absent expense reductions
Net asset value, end of period	Total return (c)	Net assets, end of period (millions)	Expenses (b)(d)	Net investment income (loss) (b)(d)	Expenses (d)(e)	Net investment income (loss) (d)(e)	Portfolio turnover rate (f)

$ 11.51	8.92%	$ 266.9	1.17%	1.71%	1.51%	1.37%	4%
10.77	17.62	191.3	1.21	2.72	1.65	2.28	6
9.42	(15.33)	41.9	1.20	2.97	1.54	2.63	11
11.44	3.96	37.5	1.22	3.08	1.56	2.74	6
11.59	6.20	13.2	1.21	3.35	1.68	2.88	10

11.57	8.22	9.5	1.87	0.99	2.21	0.65	4
10.82	16.86	8.2	1.91	1.95	2.38	1.48	6
9.46	(16.00)	1.4	1.90	2.26	2.24	1.92	11
11.50	3.32	1.3	1.92	2.34	2.26	2.00	6
11.62	5.64	0.5	1.92	2.42	2.39	1.95	10

11.73	9.01	263.0	1.17	1.68	1.51	1.34	4
10.96	17.61	261.1	1.21	2.72	1.66	2.27	6
9.57	(15.36)	69.3	1.20	2.89	1.54	2.55	11
11.63	4.03	100.5	1.21	2.91	1.55	2.57	6
11.74	8.30	113.5	1.22	2.89	1.70	2.41	10

11.76	8.55	44.4	1.57	1.28	1.91	0.94	4
10.99	17.22	46.0	1.61	2.21	2.05	1.77	6
9.60	(15.68)	8.2	1.60	2.50	1.94	2.16	11
11.65	3.59	11.2	1.62	2.51	1.95	2.18	6
11.74	7.90	12.0	1.62	2.48	2.10	2.00	10

11.73	9.29	57.1	0.92	1.94	1.26	1.60	4
10.96	17.90	53.1	0.96	2.94	1.38	2.52	6
9.58	(15.14)	11.2	0.95	3.16	1.29	2.82	11
11.63	4.20	13.9	0.97	3.21	1.30	2.88	6
11.77	8.59	11.0	0.97	3.15	1.45	2.67	10

11.54	8.59	5.3	1.49	1.34	1.83	1.00	4
10.79	17.34	6.5	1.53	2.42	2.00	1.95	6
9.43	(15.68)	1.5	1.52	2.60	1.86	2.26	11
11.46	3.65	1.8	1.54	2.64	1.88	2.30	6
11.58	7.95	1.4	1.54	2.56	2.02	2.08	10

11.75	8.88	16.5	1.29	1.59	1.63	1.25	4
10.99	17.55	12.1	1.33	2.53	1.76	2.10	6
9.60	(15.50)	2.0	1.32	2.82	1.66	2.48	11
11.66	3.89	1.7	1.34	2.88	1.67	2.55	6
11.78	8.16	0.9	1.34	2.78	1.82	2.30	10

11.71	9.13	1.3	0.99	1.86	1.33	1.52	4
10.95	17.87	1.1	1.02	2.76	1.42	2.36	6
9.56	(15.20)	0.1	1.02	3.14	1.36	2.80	11
11.62	4.08	0.1	1.04	3.11	1.38	2.77	6
11.76	8.57	0.1	1.04	3.01	1.52	2.53	10

See accompanying notes to financial statements.	199

STATE FARM MUTUAL FUND TRUST LIFEPATH 2020 FUND

(For a share outstanding throughout each period)
		Income from investment operations			Less distributions
	Net asset value, beginning of period	Net investment income (loss) (a)(b)	Net gain (loss) on investments (both realized and unrealized)	Total from investment operations	Net investment income	Net realized gain	Total distributions

Class A Shares
Year ended 12/31/2010	$11.81	$0.19	$1.04	$1.23	$(0.18)	$—	$(0.18)
Year ended 12/31/2009	9.85	0.24	1.95	2.19	(0.23)	—	(0.23)
Year ended 12/31/2008	13.65	0.29	(3.80)	(3.51)	(0.24)	(0.05)	(0.29)
Year ended 12/31/2007	13.98	0.34	0.07	0.41	(0.28)	(0.46)	(0.74)
Period ended 12/31/2006(g)	13.43	0.26	0.76	1.02	(0.28)	(0.19)	(0.47)

Class B Shares
Year ended 12/31/2010	11.75	0.10	1.04	1.14	(0.10)	—	(0.10)
Year ended 12/31/2009	9.82	0.17	1.92	2.09	(0.16)	—	(0.16)
Year ended 12/31/2008	13.60	0.21	(3.77)	(3.56)	(0.17)	(0.05)	(0.22)
Year ended 12/31/2007	13.94	0.23	0.09	0.32	(0.20)	(0.46)	(0.66)
Period ended 12/31/2006(g)	13.43	0.18	0.77	0.95	(0.25)	(0.19)	(0.44)

Legacy Class A Shares
Year ended 12/31/2010	11.75	0.18	1.05	1.23	(0.17)	—	(0.17)
Year ended 12/31/2009	9.80	0.24	1.93	2.17	(0.22)	—	(0.22)
Year ended 12/31/2008	13.56	0.29	(3.77)	(3.48)	(0.23)	(0.05)	(0.28)
Year ended 12/31/2007	13.88	0.30	0.10	0.40	(0.26)	(0.46)	(0.72)
Year ended 12/31/2006	12.70	0.28	1.33	1.61	(0.24)	(0.19)	(0.43)

Legacy Class B Shares
Year ended 12/31/2010	11.74	0.14	1.03	1.17	(0.12)	—	(0.12)
Year ended 12/31/2009	9.79	0.19	1.94	2.13	(0.18)	—	(0.18)
Year ended 12/31/2008	13.54	0.24	(3.76)	(3.52)	(0.18)	(0.05)	(0.23)
Year ended 12/31/2007	13.85	0.25	0.10	0.35	(0.20)	(0.46)	(0.66)
Year ended 12/31/2006	12.68	0.22	1.33	1.55	(0.19)	(0.19)	(0.38)

Institutional Shares
Year ended 12/31/2010	11.81	0.22	1.05	1.27	(0.20)	—	(0.20)
Year ended 12/31/2009	9.85	0.27	1.94	2.21	(0.25)	—	(0.25)
Year ended 12/31/2008	13.65	0.32	(3.81)	(3.49)	(0.26)	(0.05)	(0.31)
Year ended 12/31/2007	13.97	0.35	0.09	0.44	(0.30)	(0.46)	(0.76)
Year ended 12/31/2006	12.79	0.32	1.32	1.64	(0.27)	(0.19)	(0.46)

Class R-1 Shares
Year ended 12/31/2010	11.75	0.14	1.05	1.19	(0.13)	—	(0.13)
Year ended 12/31/2009	9.80	0.21	1.94	2.15	(0.20)	—	(0.20)
Year ended 12/31/2008	13.59	0.26	(3.79)	(3.53)	(0.21)	(0.05)	(0.26)
Year ended 12/31/2007	13.92	0.27	0.09	0.36	(0.23)	(0.46)	(0.69)
Year ended 12/31/2006	12.73	0.24	1.36	1.60	(0.22)	(0.19)	(0.41)

Class R-2 Shares
Year ended 12/31/2010	11.77	0.18	1.03	1.21	(0.16)	—	(0.16)
Year ended 12/31/2009	9.82	0.23	1.94	2.17	(0.22)	—	(0.22)
Year ended 12/31/2008	13.60	0.28	(3.79)	(3.51)	(0.22)	(0.05)	(0.27)
Year ended 12/31/2007	13.94	0.31	0.08	0.39	(0.27)	(0.46)	(0.73)
Year ended 12/31/2006	12.77	0.28	1.32	1.60	(0.24)	(0.19)	(0.43)

Class R-3 Shares
Year ended 12/31/2010	11.77	0.21	1.04	1.25	(0.19)	—	(0.19)
Year ended 12/31/2009	9.81	0.26	1.95	2.21	(0.25)	—	(0.25)
Year ended 12/31/2008	13.59	0.31	(3.78)	(3.47)	(0.26)	(0.05)	(0.31)
Year ended 12/31/2007	13.91	0.34	0.09	0.43	(0.29)	(0.46)	(0.75)
Year ended 12/31/2006	12.79	0.32	1.26	1.58	(0.27)	(0.19)	(0.46)

(a)	Average shares outstanding for the period were used to calculate net investment income per share.
(b)	Net amounts and ratios reflect the Fund’s proportionate share of income and expenses of the Master Portfolio; indirect proportionate share of the expenses of the Active Stock and CoreAlpha Bond Master Portfolios; and applicable Expense Reduction Agreements described in Note 2. Expense and income ratios for the Master Portfolio, assuming applicable expense reductions, were 0.23% and 2.45%, respectively, for the year ended December 31, 2010.
(c)	Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge for Class A, Class B, Legacy Class A and Legacy Class B shares. All other classes do not have a sales charge.
(d)	Determined on an annualized basis for periods that are less than a full year.
(e)	Ratios reflect the Fund’s proportionate share of income and expenses of the Master Portfolio and indirect proportionate share of the expenses of the Active Stock and CoreAlpha Bond Master Portfolios; but do not reflect otherwise applicable Expense Reduction Agreements described in Note 2. Expense and income ratios for the Master Portfolio, excluding any otherwise applicable expense reductions, were 0.59% and 2.09%, respectively, for the year ended December 31, 2010.
(f)	Amount represents the portfolio turnover rate of the Master Portfolio.
(g)	For all the data, except for the portfolio turnover rate which is for the entire year, the period is from commencement of investment operations April 27, 2006.
(h)	Based upon net asset value of $13.97 and $12.79, respectively, as of December 31, 2006 and December 31, 2005, (as calculated for financial reporting purposes, taking into account transactions that occurred on December 29, 2006 and December 30, 2005, respectively). For shareholder purchases and redemptions on December 29, 2006 and December 30, 2005, the net asset value was $13.98 and $12.80, respectively, which caused the total return for the year ended December 31, 2006 to be equivalent to 12.80%.

200	See accompanying notes to financial statements.

		Ratios/supplemental data
			Average Net Asset ratios assuming expense reductions		Average Net Asset ratios absent expense reductions
Net asset value, end of period	Total return (c)	Net assets, end of period (millions)	Expenses (b)(d)	Net investment income (loss) (b)(d)	Expenses (d)(e)	Net investment income (loss) (d)(e)	Portfolio turnover rate (f)

$ 12.86	10.40%	$ 433.6	1.13%	1.56%	1.48%	1.21%	4%
11.81	22.25	297.0	1.13	2.30	1.48	1.95	6
9.85	(25.75)	182.9	1.13	2.42	1.47	2.08	13
13.65	2.94	191.9	1.14	2.34	1.47	2.01	7
13.98	7.59	61.4	1.15	2.85	1.46	2.54	16

12.79	9.66	21.9	1.83	0.85	2.18	0.50	4
11.75	21.31	17.2	1.83	1.59	2.18	1.24	6
9.82	(26.24)	11.6	1.83	1.73	2.17	1.39	13
13.60	2.30	11.7	1.84	1.58	2.17	1.25	7
13.94	7.03	4.9	1.85	2.01	2.17	1.69	16

12.81	10.47	358.8	1.13	1.53	1.48	1.18	4
11.75	22.17	334.4	1.13	2.25	1.48	1.90	6
9.80	(25.69)	290.5	1.13	2.34	1.47	2.00	13
13.56	2.87	437.4	1.14	2.13	1.47	1.80	7
13.88	12.63	431.3	1.15	2.07	1.48	1.74	16

12.79	9.96	76.3	1.53	1.12	1.88	0.77	4
11.74	21.76	74.0	1.53	1.86	1.88	1.51	6
9.79	(26.02)	65.4	1.53	1.94	1.87	1.60	13
13.54	2.54	95.8	1.54	1.74	1.87	1.41	7
13.85	12.17	92.7	1.55	1.65	1.88	1.32	16

12.88	10.77	114.3	0.88	1.80	1.23	1.45	4
11.81	22.47	91.1	0.88	2.53	1.23	2.18	6
9.85	(25.56)	61.3	0.88	2.61	1.22	2.27	13
13.65	3.06	82.0	0.89	2.43	1.22	2.10	7
13.97	12.81(h)	63.3	0.90	2.35	1.23	2.02	16

12.81	10.10	12.2	1.45	1.17	1.80	0.82	4
11.75	21.90	12.3	1.45	1.97	1.80	1.62	6
9.80	(25.98)	8.5	1.45	2.13	1.79	1.79	13
13.59	2.55	7.9	1.46	1.86	1.79	1.53	7
13.92	12.52	5.3	1.47	1.82	1.80	1.49	16

12.82	10.31	26.9	1.25	1.45	1.60	1.10	4
11.77	22.12	16.5	1.25	2.18	1.60	1.83	6
9.82	(25.81)	9.6	1.25	2.27	1.59	1.93	13
13.60	2.75	10.6	1.26	2.16	1.59	1.83	7
13.94	12.49	5.0	1.27	2.04	1.60	1.71	16

12.83	10.60	2.9	0.95	1.70	1.30	1.35	4
11.77	22.48	2.8	0.95	2.45	1.30	2.10	6
9.81	(25.57)	1.8	0.95	2.56	1.29	2.22	13
13.59	3.07	2.3	0.96	2.35	1.29	2.02	7
13.91	12.34	1.9	0.97	2.39	1.30	2.06	16

See accompanying notes to financial statements.	201

STATE FARM MUTUAL FUND TRUST LIFEPATH 2030 FUND

(For a share outstanding throughout each period)

		Income from investment operations			Less distributions
	Net asset value, beginning of period	Net investment income (loss) (a)(b)	Net gain (loss) on investments (both realized and unrealized)	Total from investment operations	Net investment income	Net realized gain	Total distributions

Class A Shares
Year ended 12/31/2010	$11.95	$0.18	$1.19	$1.37	$(0.17)	$—	$(0.17)
Year ended 12/31/2009	9.70	0.22	2.24	2.46	(0.21)	—	(0.21)
Year ended 12/31/2008	14.49	0.26	(4.80)	(4.54)	(0.21)	(0.04)	(0.25)
Year ended 12/31/2007	14.91	0.29	0.05	0.34	(0.24)	(0.52)	(0.76)
Period ended 12/31/2006(g)	14.23	0.24	0.90	1.14	(0.23)	(0.23)	(0.46)

Class B Shares
Year ended 12/31/2010	11.91	0.09	1.18	1.27	(0.08)	—	(0.08)
Year ended 12/31/2009	9.69	0.15	2.21	2.36	(0.14)	—	(0.14)
Year ended 12/31/2008	14.45	0.17	(4.76)	(4.59)	(0.13)	(0.04)	(0.17)
Year ended 12/31/2007	14.89	0.18	0.05	0.23	(0.15)	(0.52)	(0.67)
Period ended 12/31/2006(g)	14.23	0.17	0.92	1.09	(0.20)	(0.23)	(0.43)

Legacy Class A Shares
Year ended 12/31/2010	11.94	0.17	1.20	1.37	(0.16)	—	(0.16)
Year ended 12/31/2009	9.69	0.21	2.24	2.45	(0.20)	—	(0.20)
Year ended 12/31/2008	14.45	0.25	(4.77)	(4.52)	(0.20)	(0.04)	(0.24)
Year ended 12/31/2007	14.86	0.26	0.06	0.32	(0.21)	(0.52)	(0.73)
Year ended 12/31/2006	13.32	0.23	1.73	1.96	(0.19)	(0.23)	(0.42)

Legacy Class B Shares
Year ended 12/31/2010	11.89	0.12	1.20	1.32	(0.11)	—	(0.11)
Year ended 12/31/2009	9.66	0.17	2.22	2.39	(0.16)	—	(0.16)
Year ended 12/31/2008	14.39	0.20	(4.74)	(4.54)	(0.15)	(0.04)	(0.19)
Year ended 12/31/2007	14.79	0.20	0.07	0.27	(0.15)	(0.52)	(0.67)
Year ended 12/31/2006	13.26	0.17	1.72	1.89	(0.13)	(0.23)	(0.36)

Institutional Shares
Year ended 12/31/2010	11.99	0.21	1.20	1.41	(0.19)	—	(0.19)
Year ended 12/31/2009	9.73	0.25	2.24	2.49	(0.23)	—	(0.23)
Year ended 12/31/2008	14.52	0.28	(4.80)	(4.52)	(0.23)	(0.04)	(0.27)
Year ended 12/31/2007	14.93	0.31	0.05	0.36	(0.25)	(0.52)	(0.77)
Year ended 12/31/2006	13.39	0.27	1.72	1.99	(0.22)	(0.23)	(0.45)

Class R-1 Shares
Year ended 12/31/2010	11.88	0.13	1.19	1.32	(0.12)	—	(0.12)
Year ended 12/31/2009	9.66	0.19	2.20	2.39	(0.17)	—	(0.17)
Year ended 12/31/2008	14.42	0.22	(4.76)	(4.54)	(0.18)	(0.04)	(0.22)
Year ended 12/31/2007	14.85	0.23	0.05	0.28	(0.19)	(0.52)	(0.71)
Year ended 12/31/2006	13.33	0.19	1.72	1.91	(0.16)	(0.23)	(0.39)

Class R-2 Shares
Year ended 12/31/2010	11.94	0.16	1.18	1.34	(0.15)	—	(0.15)
Year ended 12/31/2009	9.69	0.20	2.24	2.44	(0.19)	—	(0.19)
Year ended 12/31/2008	14.46	0.24	(4.78)	(4.54)	(0.19)	(0.04)	(0.23)
Year ended 12/31/2007	14.89	0.27	0.04	0.31	(0.22)	(0.52)	(0.74)
Year ended 12/31/2006	13.37	0.24	1.70	1.94	(0.19)	(0.23)	(0.42)

Class R-3 Shares
Year ended 12/31/2010	11.98	0.20	1.19	1.39	(0.18)	—	(0.18)
Year ended 12/31/2009	9.71	0.24	2.25	2.49	(0.22)	—	(0.22)
Year ended 12/31/2008	14.49	0.28	(4.79)	(4.51)	(0.23)	(0.04)	(0.27)
Year ended 12/31/2007	14.90	0.30	0.05	0.35	(0.24)	(0.52)	(0.76)
Year ended 12/31/2006	13.37	0.28	1.70	1.98	(0.22)	(0.23)	(0.45)

(a)	Average shares outstanding for the period were used to calculate net investment income per share.
(b)	Net amounts and ratios reflect the Fund’s proportionate share of income and expenses of the Master Portfolio; indirect proportionate share of the expenses of the Active Stock and CoreAlpha Bond Master Portfolios; and applicable Expense Reduction Agreements described in Note 2. Expense and income ratios for the Master Portfolio, assuming applicable expense reductions, were 0.21% and 2.34%, respectively, for the year ended December 31, 2010.
(c)	Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge for Class A, Class B, Legacy Class A and Legacy Class B shares. All other classes do not have a sales charge.
(d)	Determined on an annualized basis for periods that are less than a full year.
(e)	Ratios reflect the Fund’s proportionate share of income and expenses of the Master Portfolio and indirect proportionate share of the expenses of the Active Stock and CoreAlpha Bond Master Portfolios; but do not reflect otherwise applicable Expense Reduction Agreements described in Note 2. Expense and income ratios for the Master Portfolio, excluding any otherwise applicable expense reductions, were 0.57% and 1.98%, respectively, for the year ended December 31, 2010.
(f)	Amount represents the portfolio turnover rate of the Master Portfolio.
(g)	For all the data, except for the portfolio turnover rate which is for the entire year, the period is from commencement of investment operations April 27, 2006.

202	See accompanying notes to financial statements.

		Ratios/supplemental data
			Average Net Asset ratios assuming expense reductions		Average Net Asset ratios absent expense reductions
Net asset value, end of period	Total return (c)	Net assets, end of period (millions)	Expenses (b)(d)	Net investment income (loss) (b)(d)	Expenses (d)(e)	Net investment income (loss) (d)(e)	Portfolio turnover rate (f)

$ 13.15	11.42%	$ 399.1	1.11%	1.45%	1.47%	1.09%	3%
11.95	25.31	263.6	1.11	2.10	1.47	1.74	7
9.70	(31.38)	159.9	1.12	2.07	1.46	1.73	13
14.49	2.28	164.9	1.14	1.91	1.47	1.58	7
14.91	8.02	51.2	1.15	2.56	1.46	2.25	22

13.10	10.67	26.1	1.81	0.73	2.17	0.37	3
11.91	24.33	20.4	1.81	1.40	2.16	1.05	7
9.69	(31.78)	13.0	1.82	1.37	2.16	1.03	13
14.45	1.58	13.4	1.84	1.15	2.17	0.82	7
14.89	7.64	5.1	1.85	1.78	2.16	1.47	22

13.15	11.44	260.0	1.11	1.41	1.47	1.05	3
11.94	25.26	238.7	1.11	2.06	1.47	1.70	7
9.69	(31.34)	196.0	1.12	1.97	1.46	1.63	13
14.45	2.19	306.2	1.14	1.68	1.47	1.35	7
14.86	14.69	292.9	1.15	1.63	1.48	1.30	22

13.10	11.06	60.9	1.51	1.00	1.87	0.64	3
11.89	24.69	58.7	1.51	1.66	1.87	1.30	7
9.66	(31.62)	49.3	1.52	1.57	1.86	1.23	13
14.39	1.86	76.7	1.54	1.28	1.87	0.95	7
14.79	14.27	73.5	1.55	1.22	1.88	0.89	22

13.21	11.75	114.6	0.86	1.67	1.22	1.31	3
11.99	25.55	92.1	0.86	2.34	1.22	1.98	7
9.73	(31.16)	62.2	0.87	2.25	1.21	1.91	13
14.52	2.46	86.3	0.89	1.98	1.22	1.65	7
14.93	14.87	64.1	0.90	1.92	1.23	1.59	22

13.08	11.09	15.9	1.43	1.07	1.79	0.71	3
11.88	24.77	13.9	1.43	1.77	1.79	1.41	7
9.66	(31.55)	8.2	1.44	1.75	1.78	1.41	13
14.42	1.90	8.3	1.46	1.49	1.79	1.16	7
14.85	14.31	4.7	1.47	1.36	1.80	1.03	22

13.13	11.32	23.9	1.23	1.34	1.59	0.98	3
11.94	25.09	14.8	1.23	1.96	1.59	1.60	7
9.69	(31.43)	10.3	1.24	1.90	1.58	1.56	13
14.46	2.11	11.8	1.26	1.76	1.59	1.43	7
14.89	14.51	4.9	1.27	1.66	1.60	1.33	22

13.19	11.60	3.1	0.93	1.62	1.29	1.26	3
11.98	25.67	2.2	0.93	2.30	1.29	1.94	7
9.71	(31.15)	1.2	0.94	2.29	1.28	1.95	13
14.49	2.40	1.2	0.96	1.91	1.29	1.58	7
14.90	14.79	1.0	0.97	1.93	1.30	1.60	22

See accompanying notes to financial statements.	203

STATE FARM MUTUAL FUND TRUST LIFEPATH 2040 FUND

(For a share outstanding throughout each period)

		Income from investment operations			Less distributions
	Net asset value, beginning of period	Net investment income (loss) (a)(b)	Net gain (loss) on investments (both realized and unrealized)	Total from investment operations	Net investment income	Net realized gain	Total distributions
Class A Shares
Year ended 12/31/2010	$12.08	$0.16	$1.32	$1.48	$(0.15)	$—	$(0.15)
Year ended 12/31/2009	9.62	0.20	2.45	2.65	(0.19)	—	(0.19)
Year ended 12/31/2008	15.28	0.22	(5.67)	(5.45)	(0.19)	(0.02)	(0.21)
Year ended 12/31/2007	15.82	0.26	(0.01)	0.25	(0.19)	(0.60)	(0.79)
Period ended 12/31/2006(g)	14.97	0.24	1.03	1.27	(0.19)	(0.23)	(0.42)
Class B Shares
Year ended 12/31/2010	12.04	0.07	1.31	1.38	(0.07)	—	(0.07)
Year ended 12/31/2009	9.60	0.13	2.43	2.56	(0.12)	—	(0.12)
Year ended 12/31/2008	15.24	0.13	(5.64)	(5.51)	(0.11)	(0.02)	(0.13)
Year ended 12/31/2007	15.81	0.13	0.01	0.14	(0.11)	(0.60)	(0.71)
Period ended 12/31/2006(g)	14.97	0.17	1.06	1.23	(0.16)	(0.23)	(0.39)
Legacy Class A Shares
Year ended 12/31/2010	12.09	0.16	1.32	1.48	(0.15)	—	(0.15)
Year ended 12/31/2009	9.62	0.19	2.46	2.65	(0.18)	—	(0.18)
Year ended 12/31/2008	15.27	0.21	(5.67)	(5.46)	(0.17)	(0.02)	(0.19)
Year ended 12/31/2007	15.78	0.21	0.05	0.26	(0.17)	(0.60)	(0.77)
Year ended 12/31/2006	13.87	0.19	2.10	2.29	(0.15)	(0.23)	(0.38)
Legacy Class B Shares
Year ended 12/31/2010	12.07	0.11	1.32	1.43	(0.10)	—	(0.10)
Year ended 12/31/2009	9.61	0.15	2.45	2.60	(0.14)	—	(0.14)
Year ended 12/31/2008	15.23	0.16	(5.64)	(5.48)	(0.12)	(0.02)	(0.14)
Year ended 12/31/2007	15.74	0.15	0.04	0.19	(0.10)	(0.60)	(0.70)
Year ended 12/31/2006	13.84	0.13	2.09	2.22	(0.09)	(0.23)	(0.32)
Institutional Shares
Year ended 12/31/2010	12.15	0.19	1.32	1.51	(0.18)	—	(0.18)
Year ended 12/31/2009	9.66	0.23	2.47	2.70	(0.21)	—	(0.21)
Year ended 12/31/2008	15.34	0.25	(5.70)	(5.45)	(0.21)	(0.02)	(0.23)
Year ended 12/31/2007	15.85	0.26	0.04	0.30	(0.21)	(0.60)	(0.81)
Year ended 12/31/2006	13.94	0.24	2.08	2.32	(0.18)	(0.23)	(0.41)
Class R-1 Shares
Year ended 12/31/2010	12.02	0.12	1.31	1.43	(0.11)	—	(0.11)
Year ended 12/31/2009	9.59	0.16	2.42	2.58	(0.15)	—	(0.15)
Year ended 12/31/2008	15.22	0.18	(5.64)	(5.46)	(0.15)	(0.02)	(0.17)
Year ended 12/31/2007	15.75	0.18	0.03	0.21	(0.14)	(0.60)	(0.74)
Year ended 12/31/2006	13.87	0.16	2.07	2.23	(0.12)	(0.23)	(0.35)
Class R-2 Shares
Year ended 12/31/2010	12.08	0.15	1.31	1.46	(0.14)	—	(0.14)
Year ended 12/31/2009	9.62	0.19	2.45	2.64	(0.18)	—	(0.18)
Year ended 12/31/2008	15.28	0.21	(5.68)	(5.47)	(0.17)	(0.02)	(0.19)
Year ended 12/31/2007	15.81	0.22	0.02	0.24	(0.17)	(0.60)	(0.77)
Year ended 12/31/2006	13.92	0.21	2.06	2.27	(0.15)	(0.23)	(0.38)
Class R-3 Shares
Year ended 12/31/2010	12.25	0.19	1.33	1.52	(0.17)	—	(0.17)
Year ended 12/31/2009	9.64	0.23	2.58	2.81	(0.20)	—	(0.20)
Year ended 12/31/2008	15.32	0.25	(5.70)	(5.45)	(0.21)	(0.02)	(0.23)
Year ended 12/31/2007	15.83	0.27	0.03	0.30	(0.21)	(0.60)	(0.81)
Year ended 12/31/2006	13.93	0.23	2.08	2.31	(0.18)	(0.23)	(0.41)

(a)	Average shares outstanding for the period were used to calculate net investment income per share.
(b)	Net amounts and ratios reflect the Fund’s proportionate share of income and expenses of the Master Portfolio; indirect proportionate share of the expenses of the Active Stock and CoreAlpha Bond Master Portfolios; and applicable Expense Reduction Agreements described in Note 2. Expense and income ratios for the Master Portfolio, assuming applicable expense reductions, were 0.19% and 2.24%, respectively, for the year ended December 31, 2010.
(c)	Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge for Class A, Class B, Legacy Class A and Legacy Class B shares. All other classes do not have a sales charge.
(d)	Determined on an annualized basis for periods that are less than a full year.
(e)	Ratios reflect the Fund’s proportionate share of income and expenses of the Master Portfolio and indirect proportionate share of the expenses of the Active Stock and CoreAlpha Bond Master Portfolios; but do not reflect otherwise applicable Expense Reduction Agreements described in Note 2. Expense and income ratios for the Master Portfolio, excluding any otherwise applicable expense reductions, were 0.55% and 1.88%, respectively, for the year ended December 31, 2010.
(f)	Amount represents the portfolio turnover rate of the Master Portfolio.
(g)	For all the data, except for the portfolio turnover rate which is for the entire year, the period is from commencement of investment operations April 27, 2006.
(h)	Based upon net asset value of $15.83 as of December 31, 2006 (as calculated for financial reporting purposes, taking into account transactions that occurred on December 29, 2006). For shareholder purchases and redemptions on December 29, 2006, the net asset value was $15.84, which caused the total return for the year ended December 31, 2006 to be equivalent to 16.60%.

204	See accompanying notes to financial statements.

		Ratios/supplemental data
			Average Net Asset ratios assuming expense reductions		Average Net Asset ratios absent expense reductions
Net asset value, end of period	Total return (c)	Net assets, end of period (millions)	Expenses (b)(d)	Net investment income (loss) (b)(d)	Expenses (d)(e)	Net investment income (loss) (d)(e)	Portfolio turnover rate (f)

$ 13.41	12.28%	$ 257.8	1.11%	1.34%	1.48%	0.97%	4%
12.08	27.49	180.5	1.11	1.92	1.47	1.56	6
9.62	(35.68)	112.0	1.13	1.74	1.47	1.40	14
15.28	1.57	122.9	1.15	1.58	1.48	1.25	8
15.82	8.47	34.6	1.16	2.36	1.47	2.05	29

13.35	11.47	26.1	1.81	0.61	2.18	0.24	4
12.04	26.66	20.7	1.81	1.22	2.17	0.86	6
9.60	(36.13)	12.9	1.83	1.05	2.17	0.71	14
15.24	0.85	13.7	1.85	0.81	2.18	0.48	8
15.81	8.18	4.8	1.86	1.64	2.17	1.33	29

13.42	12.30	188.0	1.11	1.29	1.48	0.92	4
12.09	27.55	170.8	1.11	1.88	1.48	1.51	6
9.62	(35.71)	133.4	1.13	1.64	1.47	1.30	14
15.27	1.60	216.5	1.14	1.29	1.48	0.95	8
15.78	16.46	199.9	1.16	1.28	1.50	0.94	29

13.40	11.81	45.9	1.51	0.88	1.88	0.51	4
12.07	27.03	43.8	1.51	1.47	1.88	1.10	6
9.61	(35.94)	35.1	1.53	1.25	1.87	0.91	14
15.23	1.20	55.5	1.54	0.89	1.88	0.55	8
15.74	16.01	51.8	1.56	0.87	1.90	0.53	29

13.48	12.43	128.4	0.86	1.57	1.23	1.20	4
12.15	27.92	98.9	0.86	2.17	1.22	1.81	6
9.66	(35.51)	62.9	0.88	1.94	1.22	1.60	14
15.34	1.87	84.4	0.89	1.61	1.23	1.27	8
15.85	16.64	58.5	0.91	1.60	1.25	1.26	29

13.34	11.89	12.6	1.43	0.94	1.80	0.57	4
12.02	26.90	11.7	1.43	1.57	1.79	1.21	6
9.59	(35.88)	7.4	1.45	1.40	1.79	1.06	14
15.22	1.28	8.3	1.46	1.07	1.80	0.73	8
15.75	16.05	4.9	1.48	1.04	1.82	0.70	29

13.40	12.08	20.7	1.23	1.23	1.60	0.86	4
12.08	27.43	13.5	1.23	1.84	1.59	1.48	6
9.62	(35.76)	8.5	1.25	1.62	1.59	1.28	14
15.28	1.48	9.6	1.27	1.32	1.60	0.99	8
15.81	16.30	5.1	1.28	1.35	1.61	1.02	29

13.60	12.41	2.3	0.93	1.50	1.30	1.13	4
12.25	29.18	1.9	0.92	2.14	1.29	1.77	6
9.64	(35.57)	0.9	0.95	1.94	1.30	1.59	14
15.32	1.79	0.9	0.97	1.65	1.30	1.32	8
15.83	16.53(h)	0.5	0.98	1.55	1.32	1.21	29

See accompanying notes to financial statements.	205

STATE FARM MUTUAL FUND TRUST LIFEPATH 2050 FUND

(For a share outstanding throughout each period)

		Income from investment operations			Less distributions
	Net asset value, beginning of period	Net investment income (loss) (a)(b)	Net gain (loss) on investments (both realized and unrealized)	Total from investment operations	Net investment income	Net realized gain	Total distributions
Class A Shares
Year ended 12/31/2010	$8.62	$0.12	$1.00	$1.12	$(0.08)	$(0.27)	$(0.35)
Year ended 12/31/2009	6.88	0.14	1.94	2.08	(0.11)	(0.23)	(0.34)
Period ended 12/31/2008(g)	10.00	0.17	(3.20)	(3.03)	(0.06)	(0.03)	(0.09)
Class R-1 Shares
Year ended 12/31/2010	8.64	0.08	1.02	1.10	(0.05)	(0.27)	(0.32)
Year ended 12/31/2009	6.90	0.11	1.95	2.06	(0.09)	(0.23)	(0.32)
Period ended 12/31/2008(g)	10.00	0.11	(3.15)	(3.04)	(0.03)	(0.03)	(0.06)
Class R-2 Shares
Year ended 12/31/2010	8.65	0.10	1.01	1.11	(0.07)	(0.27)	(0.34)
Year ended 12/31/2009	6.90	0.12	1.96	2.08	(0.10)	(0.23)	(0.33)
Period ended 12/31/2008(g)	10.00	0.13	(3.16)	(3.03)	(0.04)	(0.03)	(0.07)

(a)	Average shares outstanding for the period were used to calculate net investment income per share.
(b)	Net amounts and ratios reflect the Fund’s proportionate share of income and expenses of the Master Portfolio; indirect proportionate share of the expenses of the Active Stock and CoreAlpha Bond Master Portfolios; and applicable Expense Reduction Agreements described in Note 2. Expense and income ratios for the Master Portfolio, assuming applicable expense reductions, were 0.17% and 2.31%, respectively, for the year ended December 31, 2010.
(c)	Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge for Class A shares. All other classes do not have a sales charge.
(d)	Determined on an annualized basis for periods that are less than a full year.
(e)	Ratios reflect the Fund’s proportionate share of income and expenses of the Master Portfolio and indirect proportionate share of the expenses of the Active Stock and CoreAlpha Bond Master Portfolios; but do not reflect otherwise applicable Expense Reduction Agreements described in Note 2. Expense and income ratios for the Master Portfolio, excluding any otherwise applicable expense reductions, were 0.56% and 1.92%, respectively, for the year ended December 31, 2010.
(f)	Amount represents the portfolio turnover rate of the Master Portfolio and rounds to less than 1% for 2008.
(g)	For all the data, except for the portfolio turnover rate which is the period from the commencement of investment operations June 30, 2008 for the LifePath 2050 Master Portfolio, the period is from commencement of investment operations July 10, 2008.

206	See accompanying notes to financial statements.

		Ratios/supplemental data
			Average Net Asset ratios assuming expense reductions		Average Net Asset ratios absent expense reductions
Net asset value, end of period	Total return (c)	Net assets, end of period (millions)	Expenses (b)(d)	Net investment income (loss) (b)(d)	Expenses (d)(e)	Net investment income (loss) (d)(e)	Portfolio turnover rate (f)

$ 9.39	12.98%	$ 42.6	1.12%	1.32%	1.76%	0.68%	5%
8.62	30.25	20.8	1.11	1.87	2.04	0.94	12
6.88	(30.38)	5.0	1.13	2.48	3.45	0.16	0

9.42	12.69	1.8	1.44	0.90	2.08	0.26	5
8.64	29.76	1.3	1.43	1.42	2.37	0.48	12
6.90	(30.40)	0.7	1.45	1.33	3.77	0.99	0

9.42	12.79	1.7	1.24	1.14	1.89	0.49	5
8.65	30.08	1.0	1.23	1.65	2.18	0.70	12
6.90	(30.34)	0.7	1.25	1.49	3.58	0.84	0

See accompanying notes to financial statements.	207

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders

State Farm Mutual Fund Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments (except for the Feeder Funds – State Farm S&P 500 Index Fund, State Farm LifePath Retirement Fund (formerly known as State Farm LifePath Income Fund), State Farm LifePath 2020 Fund, State Farm LifePath 2030 Fund, State Farm LifePath 2040 Fund, and State Farm LifePath 2050 Fund, for which the schedules of investments are not included) of the State Farm Equity Fund, State Farm Small/Mid Cap Equity Fund, State Farm International Equity Fund, State Farm S&P 500 Index Fund, State Farm Small Cap Index Fund, State Farm International Index Fund, State Farm Equity and Bond Fund, State Farm Bond Fund, State Farm Tax Advantaged Bond Fund, State Farm Money Market Fund, State Farm LifePath Retirement Fund, State Farm LifePath 2020 Fund, State Farm LifePath 2030 Fund, State Farm LifePath 2040 Fund, and State Farm LifePath 2050 Fund (the “Funds”), comprising the State Farm Mutual Fund Trust, as of December 31, 2010, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian, brokers, and transfer agent of affiliated investment companies, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds at December 31, 2010, and the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Chicago,Illinos

February 28,2011

Management Information – State Farm Mutual Fund Trust (unaudited)

I. Information about Non-Interested (Independent) Trustees of State Farm Mutual Fund Trust

Name, Address, and Age	Position(s) Held with Fund	Length of Time Served and Term of Office	Principal Occupation(s) During the Past 5 years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years

Thomas M. Mengler One State Farm Plaza Bloomington, Illinois 61710 Age 57	Trustee	Began service in 2000 and serves until successor is elected or appointed.	DEAN and PROFESSOR OF LAW – University of St. Thomas School of Law; TRUSTEE – State Farm Variable Product Trust, State Farm Associates’ Funds Trust.	28	None

James A. Shirk One State Farm Plaza Bloomington, Illinois 61710 Age 66	Trustee	Began service in 2000 and serves until successor is elected or appointed.	DIRECTOR and PRESIDENT – Beer Nuts, Inc. (manufacturer of snack foods); PRESIDENT/ OWNER - Tiehack Development Corp. (land developer); TRUSTEE – State Farm Variable Product Trust, State Farm Associates’ Funds Trust.	28	None

Victor J. Boschini One State Farm Plaza Bloomington, Illinois 61710 Age 54	Trustee	Began service in 2000 and serves until successor is elected or appointed.	CHANCELLOR – Texas Christian University; TRUSTEE – State Farm Variable Product Trust, State Farm Associates’ Funds Trust.	28	None

David L. Vance One State Farm Plaza Bloomington, Illinois 61710 Age 58	Trustee	Began service in 2000 and serves until successor is elected or appointed.	PRESIDENT/OWNER (since 7/2010) - Poudre River Press LLC (book publisher); CONSULTANT/ PRESIDENT (since 2/2007) – Manage Learning LLC (consults with organizations on learning strategy, governance, measurement, and evaluation); PRESIDENT (1/2001-1/2007) – Caterpillar University; CHIEF ECONOMIST AND MANAGER of the Business Intelligence Group (12/1994 – 1/2007) – Caterpillar, Inc. (manufacturer of heavy equipment and earth-moving machinery); TRUSTEE – State Farm Variable Product Trust, State Farm Associates’ Funds Trust.	28	None

Donald A. Altorfer One State Farm Plaza Bloomington, Illinois 61710 Age 67	Trustee	Began service in 2000 and serves until successor is elected or appointed.	CHAIRMAN – Altorfer, Inc. (dealer in heavy machinery and equipment); TRUSTEE –State Farm Variable Product Trust, State Farm Associates’ Funds Trust.	28	None

Alan R. Latshaw One State Farm Plaza Bloomington, Illinois 61710 Age 59	Trustee	Began service in 2005 and serves until successor is elected or appointed.	RETIRED; TRUSTEE – State Farm Variable Product Trust, State Farm Associates’ Funds Trust.	28	TRUSTEE – MainStay Funds (65 portfolios) TRUSTEE – (10/2005 – 8/2007) Utopia Funds (4 portfolios)

Anita M. Nagler One State Farm Plaza Bloomington, Illinois 61710 Age 54	Trustee	Began service in 2006 and serves until successor is elected or appointed.	PRIVATE INVESTOR; CHIEF EXECUTIVE OFFICER and CHAIRMAN (through 12/2005) – Harris Alternatives, L.L.C. (investment adviser to funds of hedge funds); TRUSTEE – State Farm Variable Product Trust, State Farm Associates’ Funds Trust.	28	None

Management Information – State Farm Mutual Fund Trust (unaudited)

II. Information about Interested Trustees/Officers of State Farm Mutual Fund Trust

Name, Address, and Age	Position(s) Held with Fund	Length of Time Served and Term of Office	Principal Occupation(s) During the Past 5 years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years

Edward B. Rust, Jr.* One State Farm Plaza Bloomington, Illinois 61710 Age 60	Trustee and President	Began service in 2000 and serves until successor is elected or appointed.	CHAIRMAN OF THE BOARD, CHIEF EXECUTIVE OFFICER, PRESIDENT (since 1/2007) and DIRECTOR – State Farm Mutual Automobile Insurance Company; PRESIDENT and DIRECTOR – State Farm VP Management Corp., State Farm Investment Management Corp.; PRESIDENT and TRUSTEE – State Farm Variable Product Trust, State Farm Associates’ Funds Trust.	28	DIRECTOR – McGraw-Hill Corporation (publishing company); DIRECTOR – Caterpillar, Inc.; DIRECTOR – Helmerich & Payne, Inc. (energy exploration and production company)

Michael L. Tipsord* One State Farm Plaza Bloomington, Illinois 61710 Age 51	Trustee, Senior Vice President and Treasurer	Began service in 2002 and serves until successor is elected or appointed.	VICE CHAIRMAN, CHIEF OPERATING OFFICER (since 12/2010), CHIEF FINANCIAL OFFICER (through 12/2010), TREASURER (through 6/2009), and DIRECTOR (since 6/2007) – State Farm Mutual Automobile Insurance Company; DIRECTOR, SENIOR VICE PRESIDENT and TREASURER – State Farm Investment Management Corp., State Farm VP Management Corp.; TRUSTEE, SENIOR VICE PRESIDENT and TREASURER – State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.	28	DIRECTOR – Navigant Consulting, Inc. (international consulting firm)

*	Messrs. Rust and Tipsord are “interested” Trustees as defined by the Investment Company Act of 1940 because each is (i) an Officer of State Farm Mutual Fund Trust (the “Trust”), (ii) a Director of State Farm Investment Management Corp., the Trust’s investment adviser, (iii) a Director of State Farm VP Management Corp., the Trust’s distributor, (iv) an Officer of State Farm Investment Management Corp., and (v) an Officer of State Farm VP Management Corp.

Management Information – State Farm Mutual Fund Trust (unaudited)

III. Information about Officers of State Farm Mutual Fund Trust

Name, Address, and Age	Position(s) Held with Fund	Length of Time Served and Term of Office	Principal Occupation(s) During the Past 5 years

Donald E. Heltner One State Farm Plaza Bloomington, Illinois 61710 Age 63	Vice President	Began service in 2000 and serves until removed.	VICE PRESIDENT – FIXED INCOME – State Farm Mutual Automobile Insurance Company; VICE PRESIDENT – State Farm Investment Management Corp., State Farm Variable Product Trust, State Farm Associates’ Funds Trust.

John S. Concklin One State Farm Plaza Bloomington, Illinois 61710 Age 64	Vice President	Began service in 2000 and serves until removed.	VICE PRESIDENT – COMMON STOCKS – State Farm Mutual Automobile Insurance Company; VICE PRESIDENT – State Farm Investment Management Corp., VICE PRESIDENT – State Farm Variable Product Trust, State Farm Associates’ Funds Trust.

Colleen R. Van Dyke Three State Farm Plaza Bloomington, IL 61791 Age 44	Vice President	Began service in 2008 and serves until removed.	VICE PRESIDENT – SECURITIES PRODUCTS (since 5/2008), VICE PRESIDENT – CONTINUOUS RENEWAL GROUP (10/2005 – 5/2008) – State Farm Mutual Automobile Insurance Company; VICE PRESIDENT (since 5/2008) – State Farm Investment Management Corp., State Farm VP Management Corp., State Farm Variable Product Trust, State Farm Associates’ Funds Trust.

Kurt T. Oleson Three State Farm Plaza Bloomington, Illinois 61791 Age 49	Vice President and Secretary	Began service in March 2009 and serves until removed.	ASSISTANT VICE PRESIDENT – SECURITIES PRODUCTS (since 1/2009), ASSISTANT VICE PRESIDENT – AUDITING (9/2006 – 1/2009); DIRECTOR - AUDITING (9/2005 – 9/2006) – State Farm Mutual Automobile Insurance Company; VICE PRESIDENT – FINANCIAL AND SECRETARY (since 3/2009) – State Farm Investment Management Corp., State Farm VP Management Corp.; VICE PRESIDENT AND SECRETARY (since 3/2009) – State Farm Variable Product Trust, State Farm Associates’ Funds Trust.

David R. Grizzle Three State Farm Plaza Bloomington, Illinois 61791 Age 51	Chief Compliance Officer and Assistant Secretary- Treasurer	Began service as Assistant Secretary- Treasurer in 2001 and as Chief Compliance Officer in 2006 and serves until removed.	CHIEF COMPLIANCE OFFICER (since 5/2006) – State Farm Variable Product Trust, State Farm Associates’ Funds Trust; DIRECTOR – SECURITIES PRODUCTS – State Farm Mutual Automobile Insurance Company; ASSISTANT SECRETARY – TREASURER – State Farm Variable Product Trust, State Farm Associates’ Funds Trust; CHIEF COMPLIANCE OFFICER and ASSISTANT SECRETARY – TREASURER – State Farm Investment Management Corp.; ASSISTANT SECRETARY – TREASURER – State Farm VP Management Corp.

The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees of the Trust, and the SAI is available without charge upon request. Call toll-free 1-800-447-4930 to request a copy of the SAI.

MASTER INVESTMENT PORTFOLIO

MASTER PORTFOLIO INFORMATION

as of December 31, 2010

S&P 500 Stock Master Portfolio

Sector Allocation	Percent of Long-Term Investments
Information Technology	19%
Financials	16
Energy	12
Consumer Discretionary	11
Industrials.	11
Health Care	11
Consumer Staples	10
Materials	4
Utilities	3
Telecommunication Services	3

Ten Largest Holdings	Percent of Long-Term Investments
Exxon Mobil Corp.	3%
Apple, Inc.	3
Microsoft Corp.	2
General Electric Co.	2
Chevron Corp.	2
International Business Machines Corp.	2
Procter & Gamble Co.	2
AT&T, Inc.	2
Johnson & Johnson	1
JPMorgan Chase & Co.	1

S&P 500 STOCK MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS

December 31, 2010

(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Consumer Discretionary — 11.5%
Auto Components — 0.2%
The Goodyear Tire & Rubber Co. (a)	45,279	$536,556
Johnson Controls, Inc.	125,803	4,805,675

		5,342,231
Automobiles — 0.6%
Ford Motor Co. (a)	698,864	11,733,927
Harley-Davidson, Inc.	43,899	1,521,978

		13,255,905
Distributors — 0.1%
Genuine Parts Co. (b)	29,380	1,508,369
Diversified Consumer Services — 0.1%
Apollo Group, Inc., Class A (a)	23,651	933,978
DeVry, Inc.	11,735	563,045
H&R Block, Inc. (b)	57,513	684,980

		2,182,003
Hotels, Restaurants & Leisure — 1.7%
Carnival Corp.	80,328	3,703,924
Darden Restaurants, Inc. (b)	25,749	1,195,783
International Game Technology (b)	55,566	982,962
Marriott International, Inc., Class A (b)	53,690	2,230,283
McDonald’s Corp.	197,058	15,126,172
Starbucks Corp. (b)	138,282	4,443,001
Starwood Hotels & Resorts Worldwide, Inc. (b)	35,615	2,164,680
Wyndham Worldwide Corp. (b)	32,635	977,745
Wynn Resorts, Ltd.	14,144	1,468,713
Yum! Brands, Inc.	87,415	4,287,706

		36,580,969
Household Durables — 0.4%
D.R. Horton, Inc.	52,212	622,889
Fortune Brands, Inc. (b)	28,401	1,711,160
Harman International Industries, Inc. (a)(b)	12,962	600,141
Leggett & Platt, Inc. (b)	27,505	626,014
Lennar Corp., Class A (b)	29,711	557,081
Newell Rubbermaid, Inc.	54,147	984,392
Pulte Homes, Inc. (a)	62,773	472,053
Stanley Black & Decker, Inc.	30,882	2,065,079
Whirlpool Corp.	14,167	1,258,455

		8,897,264
Internet & Catalog Retail — 0.8%
Amazon.com, Inc. (a)(b)	66,141	11,905,380
Expedia, Inc. (b)	37,725	946,520
NetFlix, Inc. (a)	8,095	1,422,292
priceline.com, Inc. (a)	9,160	3,659,878

		17,934,070
Leisure Equipment & Products — 0.1%
Hasbro, Inc.	25,403	1,198,513
Mattel, Inc. (b)	66,958	1,702,742

		2,901,255
Media — 3.1%
CBS Corp., Class B	126,897	2,417,388
Cablevision Systems Corp. (b)	44,794	1,515,829
Comcast Corp., Class A (b)	520,407	11,433,342
DIRECTV, Class A (a)	155,505	6,209,315
Discovery Communications, Inc. (a)(b)	53,058	2,212,519

Common Stocks	Shares	Value
Consumer Discretionary (concluded)
Media (concluded)
Gannett Co., Inc.	44,468	$671,022
Interpublic Group of Cos., Inc. (a)	91,117	967,662
The McGraw-Hill Cos., Inc.	57,302	2,086,366
Meredith Corp.	6,819	236,278
News Corp., Class A (b)	425,998	6,202,531
Omnicom Group, Inc. (b)	56,203	2,574,097
Scripps Networks Interactive, Inc., Class A (b)	16,739	866,243
Time Warner Cable, Inc. (b)	66,389	4,383,666
Time Warner, Inc. (b)	206,905	6,656,134
Viacom, Inc., Class B	112,758	4,466,344
The Walt Disney Co.	353,188	13,248,082
The Washington Post Co., Class B (b)	1,025	450,487

		66,597,305
Multiline Retail — 1.8%
Big Lots, Inc. (a)	14,060	428,268
Family Dollar Stores, Inc. (b)	23,481	1,167,241
J.C. Penney Co., Inc. (b)	44,074	1,424,031
Kohl’s Corp. (a)(b)	57,414	3,119,877
Macy’s, Inc.	79,187	2,003,431
Nordstrom, Inc.	31,459	1,333,232
Sears Holdings Corp. (a)(b)	8,255	608,806
Target Corp. (b)	132,071	7,941,429
Wal-Mart Stores, Inc.	365,407	19,706,399

		37,732,714
Specialty Retail — 2.0%
Abercrombie & Fitch Co., Class A	16,455	948,302
AutoNation, Inc. (a)	11,735	330,927
AutoZone, Inc. (a)(b)	5,078	1,384,212
Bed Bath & Beyond, Inc. (a)	48,330	2,375,419
Best Buy Co., Inc.	61,590	2,111,921
CarMax, Inc. (a)	41,992	1,338,705
GameStop Corp., Class A (a)(b)	28,009	640,846
The Gap, Inc. (b)	82,010	1,815,701
The Home Depot, Inc.	305,670	10,716,790
Limited Brands, Inc.	49,365	1,516,986
Lowe’s Cos., Inc. (b)	257,396	6,455,492
O’Reilly Automotive, Inc. (a)	26,057	1,574,364
RadioShack Corp.	21,232	392,580
Ross Stores, Inc. (b)	22,480	1,421,860
The Sherwin-Williams Co. (b)	16,746	1,402,478
Staples, Inc. (b)	134,890	3,071,445
The TJX Cos., Inc. (b)	73,825	3,277,092
Tiffany & Co.	23,537	1,465,649
Urban Outfitters, Inc. (a)(b)	24,117	863,630

		43,104,399
Textiles, Apparel & Luxury Goods — 0.6%
Coach, Inc.	55,232	3,054,882
NIKE, Inc., Class B (b)	71,306	6,090,959
Polo Ralph Lauren Corp.	12,057	1,337,362
VF Corp. (b)	16,193	1,395,513

		11,878,716
Total Consumer Discretionary		247,915,200
Consumer Staples — 9.6%
Beverages — 2.5%
Brown-Forman Corp., Class B (b)	19,347	1,346,938
The Coca-Cola Co. (b)	433,113	28,485,842

213 See Notes to Financial Statements.

S&P 500 STOCK MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2010

(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Consumer Staples (concluded)
Beverages (concluded)
Coca-Cola Enterprises, Inc. (b)	63,220	$1,582,397
Constellation Brands, Inc. (a)(b)	33,487	741,737
Dr Pepper Snapple Group, Inc. (b)	42,357	1,489,272
Molson Coors Brewing Co., Class B	29,460	1,478,597
PepsiCo, Inc.	295,602	19,311,679

		54,436,462
Food & Staples Retailing — 1.4%
CVS Caremark Corp.	253,491	8,813,882
Costco Wholesale Corp. (b)	80,639	5,822,943
The Kroger Co. (b)	118,950	2,659,722
SUPERVALU, Inc. (b)	39,541	380,780
Safeway, Inc.	69,535	1,563,842
Sysco Corp. (b)	109,130	3,208,422
Walgreen Co. (b)	172,672	6,727,301
Whole Foods Market, Inc. (a)(b)	27,441	1,388,240

		30,565,132
Food Products — 1.6%
Archer Daniels Midland Co.	119,182	3,584,995
Campbell Soup Co. (b)	35,722	1,241,339
ConAgra Foods, Inc.	81,962	1,850,702
Dean Foods Co. (a)(b)	34,245	302,726
General Mills, Inc.	119,428	4,250,443
H.J. Heinz Co. (b)	59,840	2,959,686
The Hershey Co.	28,791	1,357,496
Hormel Foods Corp. (b)	12,909	661,715
The J.M. Smucker Co.	22,277	1,462,485
Kellogg Co. (b)	47,389	2,420,630
Kraft Foods, Inc., Class A	325,829	10,266,872
McCormick & Co., Inc. (b)	24,837	1,155,666
Sara Lee Corp. (b)	119,236	2,087,822
Tyson Foods, Inc., Class A	55,915	962,856

		34,565,433
Household Products — 2.2%
Colgate-Palmolive Co.	90,030	7,235,711
The Clorox Co. (b)	26,061	1,649,140
Kimberly-Clark Corp. (b)	76,061	4,794,886
The Procter & Gamble Co.	522,100	33,586,693

		47,266,430
Personal Products — 0.3%
Avon Products, Inc.	79,962	2,323,695
The Estee Lauder Cos., Inc., Class A (b)	21,154	1,707,128
Mead Johnson Nutrition Co. (b)	38,131	2,373,655

		6,404,478
Tobacco — 1.6%
Altria Group, Inc.	389,448	9,588,210
Lorillard, Inc.	27,906	2,289,966
Philip Morris International, Inc.	338,418	19,807,605
Reynolds American, Inc. (b)	63,040	2,056,365

		33,742,146
Total Consumer Staples		206,980,081
Energy — 11.8%
Energy Equipment & Services — 2.1%
Baker Hughes, Inc.	80,544	4,604,701
Cameron International Corp. (a)(b)	45,354	2,300,808

Common Stocks	Shares	Value
Energy (concluded)
Energy Equipment & Services (concluded)
Diamond Offshore Drilling, Inc.	12,958	$866,501
FMC Technologies, Inc. (a)(b)	22,337	1,985,983
Halliburton Co.	169,546	6,922,563
Helmerich & Payne, Inc. (b)	19,724	956,220
Nabors Industries Ltd. (a)	53,175	1,247,486
National Oilwell Varco, Inc. (b)	78,284	5,264,599
Rowan Cos., Inc. (a)(b)	23,565	822,654
Schlumberger Ltd.	254,482	21,249,247

		46,220,762
Oil, Gas & Consumable Fuels — 9.7%
Anadarko Petroleum Corp.	92,448	7,040,840
Apache Corp.	71,288	8,499,668
Cabot Oil & Gas Corp. (b)	19,410	734,668
Chesapeake Energy Corp. (b)	121,976	3,160,398
Chevron Corp. (b)	375,363	34,251,874
ConocoPhillips	274,037	18,661,920
CONSOL Energy, Inc. (b)	42,090	2,051,467
Denbury Resources, Inc. (a)(b)	74,427	1,420,811
Devon Energy Corp. (b)	80,558	6,324,609
EOG Resources, Inc. (b)	47,387	4,331,646
El Paso Corp. (b)	131,233	1,805,766
Exxon Mobil Corp.	940,528	68,771,407
Hess Corp.	55,970	4,283,944
Marathon Oil Corp. (b)	132,293	4,898,810
Massey Energy Co. (b)	18,964	1,017,419
Murphy Oil Corp.	35,897	2,676,121
Newfield Exploration Co. (a)(b)	24,981	1,801,380
Noble Energy, Inc. (b)	32,707	2,815,418
Occidental Petroleum Corp.	151,570	14,869,017
Peabody Energy Corp. (b)	50,343	3,220,945
Pioneer Natural Resources Co. (b)	21,623	1,877,309
QEP Resources, Inc.	32,647	1,185,413
Range Resources Corp. (b)	29,831	1,341,798
Southwestern Energy Co. (a)(b)	64,800	2,425,464
Spectra Energy Corp. (b)	120,799	3,018,767
Sunoco, Inc. (b)	22,475	905,967
Tesoro Corp. (a)	26,597	493,108
Valero Energy Corp.	105,557	2,440,478
The Williams Cos., Inc.	108,989	2,694,208

		209,020,640
Total Energy		255,241,402
Financials — 15.8%
Capital Markets — 2.5%
Ameriprise Financial, Inc.	46,250	2,661,687
The Bank of New York Mellon Corp.	231,393	6,988,069
The Charles Schwab Corp.	185,314	3,170,723
E*Trade Financial Corp. (a)	37,027	592,432
Federated Investors, Inc., Class B (b)	17,095	447,376
Franklin Resources, Inc.	27,157	3,020,130
The Goldman Sachs Group, Inc. (b)	95,357	16,035,233
Invesco Ltd.	86,183	2,073,563
Janus Capital Group, Inc.	34,576	448,451
Legg Mason, Inc.	28,513	1,034,166
Morgan Stanley	282,212	7,678,988
Northern Trust Corp.	45,129	2,500,598
State Street Corp.	93,555	4,335,339
T Rowe Price Group, Inc.	47,788	3,084,238

		54,070,993

214	See Notes to Financial Statements.

S&P 500 STOCK MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2010

(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Financials (continued)
Commercial Banks — 3.0%
BB&T Corp.	129,560	$3,406,132
Comerica, Inc.	32,867	1,388,302
Fifth Third Bancorp (b)	148,442	2,179,129
First Horizon National Corp. (a)	43,862	516,700
Huntington Bancshares, Inc.	160,958	1,105,781
KeyCorp	164,091	1,452,205
M&T Bank Corp.	22,311	1,942,173
Marshall & Ilsley Corp.	98,346	680,554
PNC Financial Services Group, Inc. (b)(c)	98,114	5,957,482
Regions Financial Corp.	234,119	1,638,833
SunTrust Banks, Inc.	93,194	2,750,155
U.S. Bancorp (b)	357,828	9,650,621
Wells Fargo & Co.	979,013	30,339,613
Zions BanCorp.	33,227	805,090

		63,812,770
Consumer Finance — 0.7%
American Express Co.	195,359	8,384,808
Capital One Financial Corp.	85,149	3,623,942
Discover Financial Services (b)	101,414	1,879,202
SLM Corp. (a)	90,538	1,139,873

		15,027,825
Diversified Financial Services — 4.2%
Bank of America Corp.	1,881,122	25,094,167
CME Group, Inc. (b)	12,499	4,021,553
Citigroup, Inc. (a)	5,418,541	25,629,699
IntercontinentalExchange, Inc. (a)(b)	13,645	1,625,802
JPMorgan Chase & Co.	729,133	30,929,822
Leucadia National Corp. (b)	36,737	1,071,986
Moody’s Corp.	37,997	1,008,440
The NASDAQ OMX Group, Inc. (a)	26,201	621,226
NYSE Euronext	48,574	1,456,248

		91,458,943
Insurance — 3.8%
ACE Ltd.	63,337	3,942,728
Aon Corp.	61,552	2,832,008
Aflac, Inc.	87,950	4,963,018
The Allstate Corp. (b)	100,304	3,197,691
American International Group, Inc. (a)(b)	26,132	1,505,726
Assurant, Inc.	19,875	765,585
Berkshire Hathaway, Inc., Class B (a)	322,764	25,856,624
Chubb Corp. (b)	56,876	3,392,085
Cincinnati Financial Corp. (b)	30,323	960,936
Genworth Financial, Inc., Class A (a)	91,215	1,198,565
Hartford Financial Services Group, Inc.	82,827	2,194,087
Lincoln National Corp.	59,043	1,641,986
Loews Corp.	58,996	2,295,534
Marsh & McLennan Cos., Inc. (b)	101,496	2,774,901
MetLife, Inc. (b)	169,022	7,511,338
Principal Financial Group, Inc. (b)	59,709	1,944,125
The Progressive Corp.	123,756	2,459,032
Prudential Financial, Inc. (b)	90,540	5,315,603
Torchmark Corp.	14,889	889,469
The Travelers Cos., Inc. (b)	85,621	4,769,946
Unum Group	59,154	1,432,710
XL Group Plc	60,288	1,315,484

		83,159,181

Common Stocks	Shares	Value
Financials (concluded)
Real Estate Investment Trusts (REITs) — 1.4%
Apartment Investment & Management Co.	21,815	$563,700
AvalonBay Communities, Inc.	15,876	1,786,844
Boston Properties, Inc.	26,142	2,250,826
Equity Residential	53,070	2,756,986
HCP, Inc.	67,939	2,499,476
Health Care REIT, Inc.	27,087	1,290,425
Host Hotels & Resorts, Inc. (b)	124,254	2,220,419
Kimco Realty Corp.	75,650	1,364,726
Plum Creek Timber Co., Inc. (b)	30,152	1,129,192
ProLogis	106,190	1,533,384
Public Storage	26,105	2,647,569
Simon Property Group, Inc.	54,692	5,441,307
Ventas, Inc. (b)	29,282	1,536,719
Vornado Realty Trust	30,369	2,530,649

		29,552,222
Real Estate Management & Development — 0.1%
CB Richard Ellis Group, Inc., Class A (a)	54,477	1,115,689
Thrifts & Mortgage Finance — 0.1%
Hudson City Bancorp, Inc. (b)	98,164	1,250,609
People’s United Financial, Inc. (b)	68,692	962,375

		2,212,984
Total Financials		340,410,607
Health Care — 10.7%
Biotechnology — 1.3%
Amgen, Inc. (a)	176,226	9,674,807
Biogen Idec, Inc. (a)	44,448	2,980,238
Celgene Corp. (a)(b)	87,796	5,192,256
Cephalon, Inc. (a)(b)	14,017	865,129
Genzyme Corp. (a)	48,318	3,440,242
Gilead Sciences, Inc. (a)(b)	151,429	5,487,787

		27,640,459
Health Care Equipment & Supplies — 1.6%
Baxter International, Inc.	108,690	5,501,888
Becton Dickinson & Co. (b)	42,892	3,625,232
Boston Scientific Corp. (a)	284,198	2,151,379
C.R. Bard, Inc. (b)	17,384	1,595,330
CareFusion Corp. (a)	41,433	1,064,828
DENTSPLY International, Inc. (b)	26,461	904,172
Hospira, Inc. (a)	31,189	1,736,916
Intuitive Surgical, Inc. (a)	7,336	1,890,854
Medtronic, Inc. (b)	201,311	7,466,625
St. Jude Medical, Inc. (a)(b)	63,963	2,734,418
Stryker Corp.	63,636	3,417,253
Varian Medical Systems, Inc. (a)(b)	22,194	1,537,600
Zimmer Holdings, Inc. (a)(b)	36,827	1,976,873

		35,603,368
Health Care Providers & Services — 1.9%
Aetna, Inc.	74,627	2,276,870
AmerisourceBergen Corp.	51,545	1,758,715
CIGNA Corp.	50,552	1,853,236
Cardinal Health, Inc. (b)	65,088	2,493,521
Coventry Health Care, Inc. (a)(b)	27,659	730,198
DaVita, Inc. (a)	18,130	1,259,854
Express Scripts, Inc. (a)	98,305	5,313,385
Humana, Inc. (a)	31,363	1,716,811

215 See Notes to Financial Statements.

S&P 500 STOCK MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2010

(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Health Care (concluded)
Health Care Providers & Services (concluded)
Laboratory Corp. of America Holdings (a)(b)	18,969	$1,667,754
McKesson Corp. (b)	47,201	3,322,006
Medco Health Solutions, Inc. (a)	79,159	4,850,072
Patterson Cos., Inc. (b)	18,026	552,136
Quest Diagnostics, Inc. (b)	26,381	1,423,783
Tenet Healthcare Corp. (a)	90,436	605,017
UnitedHealth Group, Inc.	205,159	7,408,292
WellPoint, Inc. (a)	73,416	4,174,434

		41,406,084
Health Care Technology — 0.1%
Cerner Corp. (a)(b)	13,332	1,263,074
Life Sciences Tools & Services — 0.4%
Life Technologies Corp. (a)	34,842	1,933,731
PerkinElmer, Inc. (b)	21,978	567,472
Thermo Fisher Scientific, Inc. (a)	74,137	4,104,224
Waters Corp. (a)(b)	17,035	1,323,790

		7,929,217
Pharmaceuticals — 5.4%
Abbott Laboratories (b)	288,338	13,814,274
Allergan, Inc.	57,325	3,936,508
Bristol-Myers Squibb Co.	319,261	8,454,031
Eli Lilly & Co. (b)	189,169	6,628,482
Forest Laboratories, Inc. (a)	53,228	1,702,231
Johnson & Johnson	512,226	31,681,178
King Pharmaceuticals, Inc. (a)	46,533	653,789
Merck & Co., Inc. (b)	574,660	20,710,746
Mylan, Inc. (a)(b)	81,063	1,712,861
Pfizer, Inc.	1,494,000	26,159,940
Watson Pharmaceuticals, Inc. (a)(b)	23,472	1,212,329

		116,666,369
Total Health Care		230,508,571
Industrials — 10.9%
Aerospace & Defense — 2.6%
The Boeing Co.	136,838	8,930,048
General Dynamics Corp. (b)	70,457	4,999,629
Goodrich Corp.	23,354	2,056,787
Honeywell International, Inc. (b)	145,531	7,736,428
ITT Corp. (b)	34,188	1,781,536
L-3 Communications Holdings, Inc.	21,112	1,488,185
Lockheed Martin Corp.	55,080	3,850,643
Northrop Grumman Corp. (b)	54,462	3,528,048
Precision Castparts Corp. (b)	26,607	3,703,960
Raytheon Co. (b)	67,994	3,150,842
Rockwell Collins, Inc.	29,304	1,707,251
United Technologies Corp. (b)	172,233	13,558,182

		56,491,539
Air Freight & Logistics — 1.1%
C.H. Robinson Worldwide, Inc. (b)	30,919	2,479,395
Expeditors International of Washington, Inc.	39,552	2,159,539
FedEx Corp. (b)	58,745	5,463,872
United Parcel Service, Inc., Class B	184,455	13,387,744

		23,490,550
Airlines — 0.1%
Southwest Airlines Co. (b)	139,051	1,804,882

Common Stocks	Shares	Value
Industrials (continued)
Building Products — 0.0%
Masco Corp. (b)	66,824	$845,992
Commercial Services & Supplies — 0.5%
Avery Dennison Corp.	20,138	852,643
Cintas Corp.	23,578	659,241
Iron Mountain, Inc.	37,155	929,246
Pitney Bowes, Inc. (b)	37,930	917,147
R.R. Donnelley & Sons Co. (b)	38,453	671,774
Republic Services, Inc.	57,453	1,715,547
Stericycle, Inc. (a)(b)	15,901	1,286,709
Waste Management, Inc.	88,726	3,271,328

		10,303,635
Construction & Engineering — 0.2%
Fluor Corp. (b)	33,323	2,207,982
Jacobs Engineering Group, Inc. (a)(b)	23,437	1,074,587
Quanta Services, Inc. (a)	40,235	801,481

		4,084,050
Electrical Equipment — 0.6%
Emerson Electric Co.	140,435	8,028,669
First Solar, Inc. (a)(b)	10,048	1,307,647
Rockwell Automation, Inc. (b)	26,444	1,896,299
Roper Industries, Inc. (b)	17,686	1,351,741

		12,584,356
Industrial Conglomerates — 2.5%
3M Co. (b)	133,343	11,507,501
General Electric Co.	1,987,297	36,347,662
Textron, Inc. (b)	51,114	1,208,335
Tyco International Ltd.	91,291	3,783,099

		52,846,597
Machinery — 2.3%
Caterpillar, Inc.	118,392	11,088,595
Cummins, Inc.	36,896	4,058,929
Danaher Corp. (b)	100,036	4,718,698
Deere & Co.	79,015	6,562,196
Dover Corp.	34,796	2,033,826
Eaton Corp.	31,399	3,187,312
Flowserve Corp. (b)	10,428	1,243,226
Illinois Tool Works, Inc. (b)	92,501	4,939,553
Ingersoll-Rand Plc	60,451	2,846,638
PACCAR, Inc. (b)	67,954	3,901,919
Pall Corp. (b)	21,484	1,065,177
Parker Hannifin Corp.	30,045	2,592,883
Snap-on, Inc.	10,829	612,705

		48,851,657
Professional Services — 0.1%
Dun & Bradstreet Corp. (b)	9,335	766,310
Equifax, Inc. (b)	23,017	819,405
Monster Worldwide, Inc. (a)	24,194	571,704
Robert Half International, Inc. (b)	27,506	841,684

		2,999,103
Road & Rail — 0.8%
CSX Corp. (b)	69,793	4,509,326
Norfolk Southern Corp. (b)	67,776	4,257,688
Ryder System, Inc.	9,748	513,135
Union Pacific Corp.	91,982	8,523,052

		17,803,201

216	See Notes to Financial Statements.

S&P 500 STOCK MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2010

(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Industrials (concluded)
Trading Companies & Distributors — 0.1%
Fastenal Co. (b)	27,483	$1,646,507
W.W. Grainger, Inc. (b)	10,821	1,494,488

		3,140,995
Total Industrials		235,246,557
Information Technology — 18.4%
Communications Equipment — 2.2%
Cisco Systems, Inc. (a)	1,033,825	20,914,280
F5 Networks, Inc. (a)	15,086	1,963,594
Harris Corp. (b)	23,836	1,079,771
JDS Uniphase Corp. (a)(b)	41,379	599,168
Juniper Networks, Inc. (a)(b)	97,608	3,603,687
Motorola, Inc. (a)(b)	438,290	3,975,290
QUALCOMM, Inc.	301,748	14,933,508
Tellabs, Inc. (b)	68,814	466,559

		47,535,857
Computers & Peripherals — 6.0%
Apple, Inc. (a)	171,097	55,189,048
Dell, Inc. (a)	313,231	4,244,280
EMC Corp. (a)(b)	384,334	8,801,249
Hewlett-Packard Co.	422,895	17,803,880
International Business Machines Corp.	231,723	34,007,668
Lexmark International, Inc., Class A (a)	14,637	509,660
NetApp, Inc. (a)	67,427	3,705,788
QLogic Corp. (a)(b)	19,702	335,328
SanDisk Corp. (a)	43,755	2,181,624
Teradata Corp. (a)(b)	31,186	1,283,616
Western Digital Corp. (a)(b)	42,747	1,449,123

		129,511,264
Electronic Equipment, Instruments & Components — 0.6%
Agilent Technologies, Inc. (a)(b)	64,567	2,675,011
Amphenol Corp., Class A (b)	32,583	1,719,731
Corning, Inc. (b)	291,649	5,634,659
FLIR Systems, Inc. (a)	29,473	876,822
Jabil Circuit, Inc. (b)	36,479	732,863
Molex, Inc. (b)	25,659	582,972

		12,222,058
Internet Software & Services — 1.9%
Akamai Technologies, Inc. (a)(b)	34,057	1,602,382
eBay, Inc. (a)(b)	213,991	5,955,369
Google, Inc., Class A (a)	46,524	27,633,860
VeriSign, Inc.	32,080	1,048,054
Yahoo!, Inc. (a)	243,127	4,043,202

		40,282,867
IT Services — 1.3%
Automatic Data Processing, Inc.	92,009	4,258,176
Cognizant Technology Solutions Corp., Class A (a)	56,616	4,149,387
Computer Sciences Corp.	28,779	1,427,438
Fidelity National Information Services, Inc.	49,513	1,356,161
Fiserv, Inc. (a)(b)	27,722	1,623,400
MasterCard, Inc., Class A (b)	18,052	4,045,634
Paychex, Inc. (b)	59,968	1,853,611
SAIC, Inc. (a)(b)	54,733	868,065
Total System Services, Inc. (b)	30,257	465,353
Visa, Inc., Class A (b)	90,891	6,396,909

Common Stocks	Shares	Value
Information Technology (concluded)
IT Services (concluded)
The Western Union Co.	122,609	$2,276,849

		28,720,983
Office Electronics — 0.1%
Xerox Corp.	258,802	2,981,399
Semiconductors & Semiconductor Equipment — 2.4%
Advanced Micro Devices, Inc. (a)	106,909	874,516
Altera Corp.	58,320	2,075,025
Analog Devices, Inc. (b)	55,837	2,103,380
Applied Materials, Inc. (b)	249,061	3,499,307
Broadcom Corp., Class A	84,960	3,700,008
Intel Corp.	1,040,433	21,880,306
KLA-Tencor Corp. (b)	31,161	1,204,061
LSI Corp. (a)	114,998	688,838
Linear Technology Corp. (b)	42,130	1,457,277
MEMC Electronic Materials, Inc. (a)	42,387	477,278
Microchip Technology, Inc. (b)	34,950	1,195,639
Micron Technology, Inc. (a)	159,373	1,278,171
NVIDIA Corp. (a)(b)	108,420	1,669,668
National Semiconductor Corp. (b)	44,650	614,384
Novellus Systems, Inc. (a)	16,794	542,782
Teradyne, Inc. (a)(b)	33,890	475,816
Texas Instruments, Inc.	219,002	7,117,565
Xilinx, Inc. (b)	48,248	1,398,227

		52,252,248
Software — 3.9%
Adobe Systems, Inc. (a)(b)	94,886	2,920,591
Autodesk, Inc. (a)	42,368	1,618,458
BMC Software, Inc. (a)	33,186	1,564,388
CA, Inc.	71,571	1,749,195
Citrix Systems, Inc. (a)	35,035	2,396,744
Compuware Corp. (a)(b)	41,170	480,454
Electronic Arts, Inc. (a)(b)	62,206	1,018,934
Intuit, Inc. (a)(b)	52,142	2,570,601
McAfee, Inc. (a)(b)	28,767	1,332,200
Microsoft Corp.	1,404,268	39,207,162
Novell, Inc. (a)	65,475	387,612
Oracle Corp.	722,013	22,599,007
Red Hat, Inc. (a)	35,563	1,623,451
Salesforce.com, Inc. (a)	22,064	2,912,448
Symantec Corp. (a)	144,786	2,423,718

		84,804,963
Total Information Technology		398,311,639
Materials — 3.7%
Chemicals — 2.0%
Air Products & Chemicals, Inc.	39,975	3,635,726
Airgas, Inc.	14,039	876,876
CF Industries Holdings, Inc.	13,250	1,790,738
The Dow Chemical Co. (b)	216,517	7,391,890
E.I. du Pont de Nemours & Co. (b)	170,287	8,493,916
Eastman Chemical Co.	13,466	1,132,221
Ecolab, Inc. (b)	43,287	2,182,531
FMC Corp. (b)	13,511	1,079,394
International Flavors & Fragrances, Inc.	14,886	827,513
Monsanto Co.	100,047	6,967,273
PPG Industries, Inc.	30,407	2,556,316
Praxair, Inc. (b)	57,164	5,457,447

217 See Notes to Financial Statements.

S&P 500 STOCK MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2010

(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Materials (concluded)
Chemicals (concluded)
Sigma-Aldrich Corp. (b)	22,616	$1,505,321

		43,897,162
Construction Materials — 0.1%
Vulcan Materials Co. (b)	23,910	1,060,648
Containers & Packaging — 0.2%
Ball Corp. (b)	16,474	1,121,056
Bemis Co., Inc. (b)	20,033	654,278
Owens-Illinois, Inc. (a)	30,488	935,981
Sealed Air Corp. (b)	29,750	757,137

		3,468,452
Metals & Mining — 1.2%
AK Steel Holding Corp. (b)	20,224	331,067
Alcoa, Inc. (b)	190,366	2,929,733
Allegheny Technologies, Inc. (b)	18,375	1,013,933
Cliffs Natural Resources, Inc. (b)	25,248	1,969,596
Freeport-McMoRan Copper & Gold, Inc. (b)	87,835	10,548,105
Newmont Mining Corp.	91,978	5,650,209
Nucor Corp. (b)	58,825	2,577,711
Titanium Metals Corp. (a)	16,790	288,452
United States Steel Corp. (b)	26,762	1,563,436

		26,872,242
Paper & Forest Products — 0.2%
International Paper Co. (b)	81,466	2,219,134
MeadWestvaco Corp.	31,383	820,979
Weyerhaeuser Co.	99,843	1,890,028

		4,930,141
Total Materials		80,228,645
Telecommunication Services — 3.1%
Diversified Telecommunication Services — 2.8%
AT&T, Inc.	1,102,347	32,386,955
CenturyLink, Inc. (b)	56,578	2,612,206
Frontier Communications Corp.	185,992	1,809,702
Qwest Communications International, Inc.	325,552	2,477,451
Verizon Communications, Inc.	527,268	18,865,649
Windstream Corp. (b)	90,065	1,255,506

		59,407,469
Wireless Telecommunication Services — 0.3%
American Tower Corp., Class A (a)	74,436	3,843,875
MetroPCS Communications, Inc. (a)(b)	48,811	616,483
Sprint Nextel Corp. (a)	556,352	2,353,369

		6,813,727
Total Telecommunication Services		66,221,196
Utilities — 3.3%
Electric Utilities — 1.7%
Allegheny Energy, Inc.	31,616	766,372
American Electric Power Co., Inc.	89,654	3,225,751
Duke Energy Corp. (b)	247,095	4,400,762
Edison International (b)	60,735	2,344,371
Entergy Corp.	33,745	2,390,158
Exelon Corp. (b)	123,465	5,141,083
FirstEnergy Corp. (b)	56,825	2,103,661
NextEra Energy, Inc. (b)	77,520	4,030,265
Northeast Utilities (b)	32,835	1,046,780
PPL Corp. (b)	89,986	2,368,432
Pepco Holdings, Inc. (b)	41,733	761,627

Common Stocks	Shares	Value
Utilities (concluded)
Electric Utilities (concluded)
Pinnacle West Capital Corp.	20,251	$839,404
Progress Energy, Inc. (b)	54,771	2,381,443
Southern Co. (b)	156,448	5,981,007

		37,781,116
Gas Utilities — 0.1%
EQT Corp. (b)	27,798	1,246,462
Nicor, Inc. (b)	8,508	424,719
Oneok, Inc. (b)	19,837	1,100,359

		2,771,540
Independent Power Producers & Energy Traders — 0.2%
The AES Corp. (a)	123,435	1,503,438
Constellation Energy Group, Inc. (b)	37,268	1,141,519
NRG Energy, Inc. (a)	46,108	900,950

		3,545,907
Multi-Utilities — 1.3%
Ameren Corp. (b)	44,593	1,257,077
CMS Energy Corp. (b)	45,658	849,239
Centerpoint Energy, Inc.	79,242	1,245,684
Consolidated Edison, Inc. (b)	54,206	2,686,992
DTE Energy Co.	31,465	1,425,994
Dominion Resources, Inc. (b)	108,276	4,625,551
Integrys Energy Group, Inc. (b)	14,396	698,350
NiSource, Inc. (b)	51,815	912,980
PG&E Corp. (b)	73,144	3,499,209
Public Service Enterprise Group, Inc.	94,319	3,000,287
SCANA Corp. (b)	21,254	862,912
Sempra Energy (b)	44,775	2,349,792
TECO Energy, Inc. (b)	39,999	711,982
Wisconsin Energy Corp. (b)	21,791	1,282,618
Xcel Energy, Inc. (b)	85,682	2,017,811

		27,426,478
Total Utilities		71,525,041
Total Long-Term Investments (Cost — $1,809,138,235) — 98.8%		2,132,588,939

Short-Term Securities
Money Market Funds — 18.7%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.25% (c)(d)(e)	350,818,795	350,818,795
BlackRock Cash Funds: Prime, SL Agency Shares, 0.24% (c)(d)(e)	53,051,433	53,051,433

		403,870,228
	Par (000)
U.S. Treasury Obligations — 0.1%
U.S. Treasury Bill, 0.14%, 3/24/11 (f)(g)	2,750	2,749,296
Total Short-Term Securities (Cost — $406,619,382) — 18.8%		406,619,524
Total Investments (Cost — $2,215,757,617*) — 117.6%		2,539,208,463
Liabilities in Excess of Other Assets — (17.6)%		(380,491,682)

Net Assets — 100.0%		$2,158,716,781

218	See Notes to Financial Statements.

S&P 500 STOCK MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2010

*	The cost and unrealized appreciation (depreciation) of investments as of December 31, 2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$2,296,585,494

Gross unrealized appreciation	$599,759,310
Gross unrealized depreciation	(357,136,341)

Net unrealized appreciation.	$242,622,969

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	Investments in companies considered to be an affiliate of the Master Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended were as follows:

Affiliate	Shares Held at December 31, 2009	Shares Purchased		Shares Sold	Shares Held at December 31, 2010	Value at December 31, 2010	Realized Loss	Income
BlackRock Cash Funds: Institutional, SL Agency Shares	195,914,609	154,904,186	[1]	—	350,818,795	$350,818,795	—	$742,999
BlackRock Cash Funds: Prime, SL Agency Shares	26,419,811	26,631,622	[1]	—	53,051,433	$53,051,433	—	$119,499
PNC Financial Services Group, Inc.	93,431	17,521		(12,838)	98,114	$5,957,482	$(2,003,957)	$39,131
[1]	Represents net activity

(d)	Represents the current yield as of report date.

(e)	All or a portion of this security was purchased with the cash collateral from securities loaned.

(f)	All or a portion of this security has been pledged as collateral in connection with open financial futures contracts.

(g)	Rate shown is the yield to maturity as of the date of purchase.

•

In order to track the performance of its benchmark index, the Master Portfolio sold non-index securities that it subsequently received in corporate actions occurring on the opening of market trading on the following business day.

•

For Master Portfolio compliance purposes, the Master Portfolio’s sector and industry classifications refer to any one or more of the sector and industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Master Portfolio management. This definition may not apply for purposes of this report, which may combine sector and industry sub-classifications for reporting ease.

•	Financial futures contracts purchased as of December 31, 2010 were as follows:

Contracts	Issue	Exchange	Expiration Date	Notional Value	Unrealized Appreciation
424	S&P 500 INDEX	Chicago	March 2011	$26,563,600	$674,494
•	Fair Value Measurements — Various inputs are used in determining the fair value of investments, which are as follows:

•	Level 1 — price quotations in active markets/exchanges for identical assets and liabilities.

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Master Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of December 31, 2010 in determining the fair value of the Master Portfolio’s investments and derivatives:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Long-Term Investments[1] :
Common Stocks	$2,132,588,939	—	—	$2,132,588,939
Short-Term Securities:
Money Market Funds	403,870,228	—	—	403,870,228
U.S. Government Obligations	—	$2,749,296	—	2,749,296

Total	$2,536,459,167	$2,749,296	—	$2,539,208,463

[1]	See above Schedule of Investments for values in each industry.
219 See Notes to Financial Statements.

S&P 500 STOCK MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Concluded)

December 31, 2010

	Derivative Financial Instruments[2]
Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Equity Contracts	$674,494	—	—	$674,494

Total	$674,494	—	—	$674,494

[2]	Derivative financial instruments are financial futures contracts. Financial futures contracts are valued at the unrealized appreciation/depreciation on the instrument.
220	See Notes to Financial Statements.

S&P 500 STOCK MASTER PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2010

Assets
Investments at value — unaffiliated[1,2]	$2,129,380,753
Investments at value — affiliated[3]	409,827,710
Dividends receivable	2,500,736
Securities lending income receivable — affiliated	49,032
Interest receivable	169

Total assets	2,541,758,400

Liabilities
Collateral on securities loaned at value	382,904,489
Margin variation payable	33,234
Investment advisory fees payable	82,903
Professional fees payable	20,640
Trustees’ fees payable	353

Total liabilities	383,041,619

Net assets	$2,158,716,781

Net Assets Consist of
Investors’ capital	$1,834,591,441
Net unrealized appreciation/depreciation.	324,125,340

Net assets	$2,158,716,781

[1] Investments at cost — unaffiliated	$1,806,384,731

[2] Securities loaned at value	$373,323,159

[3] Investments at cost — affiliated	$409,372,886

221 See Notes to Financial Statements.

S&P 500 STOCK MASTER PORTFOLIO

STATEMENT OF OPERATIONS

Year Ended December 31, 2010

Investment Income
Dividends — unaffiliated	$40,599,881
Securities lending — affiliated.	739,091
Income — affiliated	162,538
Interest	7,742

Total income	41,509,252

Expenses
Investment advisory	1,009,304
Professional	27,087
Independent Trustees	56,517

Total expenses	1,092,908
Less fees waived by advisor.	(83,604)

Total expenses after fees waived	1,009,304

Net investment income.	40,499,948

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(97,436,485)
Investments — affiliated	(2,003,957)
Financial futures contracts	1,667,784

(97,772,658)

Net change in unrealized appreciation/depreciation on:
Investments	343,480,848
Financial futures contracts	303,047

343,783,895

Total realized and unrealized gain	246,011,237

Net Increase in Net Assets Resulting from Operations	$286,511,185

222	See Notes to Financial Statements.

S&P 500 STOCK MASTER PORTFOLIO

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31,
Increase (Decrease) in Net Assets:	2010	2009
Operations
Net investment income	$40,499,948	$40,788,743
Net realized loss	(97,772,658)	(63,153,127)
Net change in unrealized appreciation/depreciation	343,783,895	451,937,162

Net increase in net assets resulting from operations	286,511,185	429,572,778

Capital Transactions
Proceeds from contributions	253,464,019	451,069,480
Fair value of withdrawals	(430,320,410)	(522,559,993)

Net decrease in net assets derived from capital transactions	(176,856,391)	(71,490,513)

Net Assets
Total increase in net assets.	109,654,794	358,082,265
Beginning of year.	2,049,061,987	1,690,979,722

End of year	$2,158,716,781	$2,049,061,987

223 See Notes to Financial Statements.

S&P 500 STOCK MASTER PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
	2010	2009	2008	2007	2006
Total Investment Return
Total investment return	15.06%	26.63%	(36.86)%	5.54%	15.75%

Ratios to Average Net Assets
Total expenses	0.05%	0.05%	0.05%	0.05%	0.05%

Total expenses after fees waived.	0.05%	0.05%	0.05%	0.05%	0.05%

Net investment income	2.01%	2.35%	2.32%	1.98%	1.93%

Supplemental Data
Net assets, end of year (000)	$2,158,717	$2,049,062	$1,690,980	$2,920,748	$2,727,449

Portfolio turnover[1]	9%	5%	8%	7%	14%

[1]	Portfolio turnover rates include in-kind transactions, if any.
224	See Notes to Financial Statements.

S&P 500 STOCK MASTER PORTFOLIO

NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting Policies:

Master Investment Portfolio (“MIP”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. MIP is organized as a Delaware statutory trust. The financial statements and these accompanying notes relate to S&P 500 Stock Master Portfolio (the “Master Portfolio”), which is a series of MIP. The Master Portfolio’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Master Portfolio:

Valuation: The Master Portfolio fair values its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Trustees of MIP (the “Board”). Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security.

Investments in open-end registered investment companies are valued at net asset value each business day.

Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value. Financial futures contracts traded on exchanges are valued at their last sale price.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, BlackRock Fund Advisors (“BFA”) seeks to determine the price that the Master Portfolio might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that BFA deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission

(“SEC”) require that the Master Portfolio either delivers collateral or segregates assets in connection with certain investments (e.g., financial futures contracts), the Master Portfolio will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or other liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Master Portfolio has determined the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

Securities Lending: The Master Portfolio may lend securities to financial institutions that provide cash as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Master Portfolio and any additional required collateral is delivered to the Master Portfolio on the next business day. Securities lending income, as disclosed in the Statement of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, the Master Portfolio is entitled to dividend and interest payments on the securities loaned. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Master Portfolio could experience delays and costs in gaining access to the collateral. The Master Portfolio also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

Income Taxes: The Master Portfolio is classified as a partnership for federal income tax purposes. As such, each investor in the Master

Portfolio is treated as the owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses

S&P 500 STOCK MASTER PORTFOLIO

NOTES TO FINANCIAL STATEMENTS (continued)

of the Master Portfolio. Therefore, no federal income tax provision is required. It is intended that the Master Portfolio’s assets will be managed so an investor in the Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

The Master Portfolio files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Master Portfolio’s US federal tax returns remains open for each of the four years ended December 31, 2010. The statutes of limitations on the Master Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. There are no uncertain tax positions that require recognition of a tax liability.

Other: Expenses directly related to the Master Portfolio are charged to the Master Portfolio. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

2. Derivative Financial Instruments:

The Master Portfolio engages in various portfolio investment strategies using derivative contracts both to increase the return of the Master Portfolio and to economically hedge, or protect, its exposure to certain risks such as equity risk. These contracts may be transacted on an exchange.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. Counterparty risk related to exchange-traded financial futures contracts is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

Financial Futures Contracts: The Master Portfolio purchases or sells financial futures contracts to gain exposure to, or economically hedge against, changes in the value of equity securities (equity risk). Financial futures contracts are agreements between the Fund and counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on settlement date. Pursuant to the contract, the Master Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recognized by the Master Portfolio as unrealized gains or losses. When the contract is closed, the Master Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures transactions involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets.

Derivative Instruments Categorized by Risk Exposure:
Fair Value of Derivative Instruments as of December 31, 2010
	Asset Derivatives
	Statement of Assets and Liabilities Location	Value
Equity Contracts	Net unrealized appreciation/depreciation*	$674,494

*	Includes cumulative unrealized appreciation/depreciation of financial futures contracts as reported in the Schedule of Investments. Only the current day’s margin variation is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations Year Ended December 31, 2010
	Net Realized Gain From Financial Futures Contracts	Net Change in Unrealized Appreciation on Financial Futures Contracts
Equity Contracts	$1,667,784	$303,047

For the year ended December 31, 2010, the average quarterly number of contracts and notional amount of outstanding financial futures contracts purchased was 845 and $47,219,575, respectively.

3. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”), Bank of America Corporation (“BAC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate of the Master Portfolio for 1940 Act purposes, but BAC and Barclays are not.

MIP, on behalf of the Master Portfolio, entered into an Investment Advisory Agreement with BFA (the “Investment Advisory Agreement”). Pursuant to the Investment Advisory Agreement, BFA is responsible for the management of the Master Portfolio’s investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Master Portfolio. For such services, the Master Portfolio pays BFA an annual investment advisory fee of 0.05% of the average daily net assets of the Master Portfolio.

The fees and expenses of the Master Portfolio’s trustees who are not “interested persons” of MIP, as defined in the 1940 Act (“Independent Trustees”), counsel to the Independent Trustees and MIP’s independent registered public accounting firm (together, the “independent expenses”) are paid directly by the Master Portfolio. BFA has contractually agreed to cap the expenses of the Master Portfolio whereby BFA reduces the investment advisory fee by an amount equal to the independent expenses, through April 30, 2012, and are shown as fees waived by advisor in the Statement of Operations.

S&P 500 STOCK MASTER PORTFOLIO

NOTES TO FINANCIAL STATEMENTS (concluded)

MIP entered into an administration services arrangement with Black-Rock Institutional Trust Company, N.A. (“BTC”), which has agreed to provide general administration services (other than investment advice and related portfolio activities). BTC may delegate certain of its administration duties to sub-administrators.

BTC is not entitled to compensation for providing administration services to the Master Portfolio, for so long as BTC is entitled to compensation for providing administration services to corresponding feeder funds that invest substantially all of their assets in the Master Portfolio, or BTC (or an affiliate) receives investment advisory fees from the Master Portfolio. BTC has agreed to bear all costs of the Master Portfolio, excluding brokerage expenses, advisory fees, 12b-1 distribution or service fees, independent expenses, litigation expenses, taxes or other extraordinary expenses.

The Master Portfolio received an exemptive order from the SEC permitting it, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BTC as the securities lending agent. BTC may, on behalf of the Master Portfolio, invest cash collateral received by the Master Portfolio for such loans, among other things, in a private investment company managed by BTC or in registered money market funds advised by BTC or its affiliates. The market value of securities on loan and the value of the related collateral are shown in the Statement of Assets and Liabilities as securities loaned at value and collateral on securities loaned at value, respectively. The cash collateral invested by BTC is disclosed in the Schedule of Investments. The share of income earned by the Master Portfolio on such investments is shown as securities lending — affiliated in the Statement of Operations. BTC has voluntarily agreed to waive its fees for the period beginning December 1, 2009 until further notice.

The Master Portfolio may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in income-affiliated in the Statement of Operations.

Certain officers and/or trustees of MIP are officers and/or directors of BlackRock or its affiliates.

4. Investments:

Purchases and sales of investments excluding short-term securities for the year ended December 31, 2010, were $166,344,718 and $277,814,286, respectively.

5. Concentration, Market and Credit Risk:

In the normal course of business, the Master Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all of its obligations (issuer credit risk). The value of securities held by the Master Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Master Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Master Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Master Portfolio has unsettled or open transactions may fail to or be unable to perform on its commitments. The Master Portfolio manages counterparty risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master Portfolio to market, issuer and counterparty credit risks, consist principally of financial investments and receivables due from counterparties. The extent of the Master Portfolio’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Master Portfolio’s Statement of Assets and Liabilities, less any collateral held by the Master Portfolio.

6. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Master Portfolio through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

MASTER INVESTMENT PORTFOLIO

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Interestholders and Board of Trustees of Master Investment Portfolio:

In our opinion, the accompanying statements of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of S&P 500 Stock Master Portfolio, a portfolio of Master Investment Portfolio (the “Master Portfolio”), at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Master Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 24, 2011

MASTER INVESTMENT PORTFOLIO

MASTER PORTFOLIO INFORMATION

as of December 31, 2010

LifePath Retirement Master Portfolio

Portfolio Composition	Percent of Affiliated Investment Companies
Fixed Income Funds	63%
Equity Funds	37

Portfolio Holdings	Percent of Affiliated Investment Companies
CoreAlpha Bond Master Portfolio	49%
Active Stock Master Portfolio	19
iShares Barclays TIPS Bond Fund	8
iShares MSCI EAFE Index Fund	6
BlackRock Cash Funds:
Institutional, SL Agency Shares	5
iShares S&P MidCap 400 Index Fund	5
iShares MSCI Emerging Markets Index Fund	2
iShares S&P SmallCap 600 Index Fund	2
iShares MSCI Canada Index Fund	1
BlackRock Cash Funds: Prime, SL Agency Shares	1
iShares MSCI EAFE Small Cap Index Fund	1
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund	1

LifePath 2020 Master Portfolio

Portfolio Composition	Percent of Affiliated Investment Companies
Equity Funds	54%
Fixed Income Funds	46

Portfolio Holdings	Percent of Affiliated Investment Companies
CoreAlpha Bond Master Portfolio	33%
Active Stock Master Portfolio	29
iShares MSCI EAFE Index Fund	9
BlackRock Cash Funds:
Institutional, SL Agency Shares	7
iShares Barclays TIPS Bond Fund	5
iShares S&P MidCap 400 Index Fund	5
iShares MSCI Emerging Markets Index Fund	4
iShares S&P SmallCap 600 Index Fund	2
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund	2
iShares Cohen & Steers Realty Majors Index Fund	1
iShares MSCI EAFE Small Cap Index Fund	1
iShares MSCI Canada Index Fund	1
BlackRock Cash Funds: Prime, SL Agency Shares	1

MASTER INVESTMENT PORTFOLIO

MASTER PORTFOLIO INFORMATION (Continued)

as of December 31, 2010

LifePath 2030 Master Portfolio

Portfolio Composition	Percent of Affiliated Investment Companies
Equity Funds	68%
Fixed Income Funds	32

Portfolio Holdings	Percent of Affiliated Investment Companies
Active Stock Master Portfolio	36%
CoreAlpha Bond Master Portfolio	21
iShares MSCI EAFE Index Fund	11
BlackRock Cash Funds:
Institutional, SL Agency Shares	7
iShares S&P MidCap 400 Index Fund	5
iShares MSCI Emerging Markets Index Fund	5
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund	3
iShares Barclays TIPS Bond Fund	3
iShares S&P SmallCap 600 Index Fund	2
iShares Cohen & Steers Realty Majors Index Fund	2
iShares MSCI EAFE Small Cap Index Fund	2
iShares MSCI Canada Index Fund	2
BlackRock Cash Funds: Prime, SL Agency Shares	1

LifePath 2040 Master Portfolio

Portfolio Composition	Percent of Affiliated Investment Companies
Equity Funds	79%
Fixed Income Funds	21

Portfolio Holdings	Percent of Affiliated Investment Companies
Active Stock Master Portfolio	42%
iShares MSCI EAFE Index Fund	13
CoreAlpha Bond Master Portfolio	11
BlackRock Cash Funds:
Institutional, SL Agency Shares	8
iShares S&P MidCap 400 Index Fund	6
iShares MSCI Emerging Markets Index Fund	5
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund	4
iShares Cohen & Steers Realty Majors Index Fund	3
iShares S&P SmallCap 600 Index Fund	2
iShares MSCI Canada Index Fund	2
iShares MSCI EAFE Small Cap Index Fund	2
BlackRock Cash Funds: Prime, SL Agency Shares	1
iShares Barclays TIPS Bond Fund	1

MASTER INVESTMENT PORTFOLIO

MASTER PORTFOLIO INFORMATION (Concluded)

as of December 31, 2010

LifePath 2050 Master Portfolio

Portfolio Composition	Percent of Affiliated Investment Companies
Equity Funds	89%
Fixed Income Funds	11

Portfolio Holdings	Percent of Affiliated Investment Companies
Active Stock Master Portfolio	47%
iShares MSCI EAFE Index Fund	15
BlackRock Cash Funds:
Institutional, SL Agency Shares	8
iShares S&P MidCap 400 Index Fund	6
iShares MSCI Emerging Markets Index Fund	6
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund	5
iShares Cohen & Steers Realty Majors Index Fund	3
iShares S&P SmallCap 600 Index Fund	3
iShares MSCI Canada Index Fund	2
iShares MSCI EAFE Small Cap Index Fund	2
CoreAlpha Bond Master Portfolio	2
BlackRock Cash Funds: Prime, SL Agency Shares	1

Active Stock Master Portfolio

Sector Allocation	Percent of Long-Term Investments
Information Technology	19%
Financials	15
Consumer Discretionary	13
Health Care	12
Consumer Staples	11
Energy	11
Industrials	10
Telecommunication Services	4
Materials	3
Utilities	2

Ten Largest Holdings	Percent of Long-Term Investments
Exxon Mobil Corp.	4%
Apple, Inc.	3
Microsoft Corp.	3
JPMorgan Chase & Co.	3
Google, Inc., Class A	2
AT&T, Inc.	2
The Procter & Gamble Co.	2
ConocoPhillips	2
Cisco Systems, Inc.	2
Verizon Communications, Inc.	2

CoreAlpha Bond Master Portfolio

Portfolio Composition	Percent of Long-Term Investments
U.S. Government Sponsored Agency Securities	54%
Corporate Bonds	22
Asset-Backed Securities	10
Non-Agency Mortgage-Backed Securities	6
U.S. Treasury Obligations	7
Foreign Agency Obligations	1

Credit Quality Allocation[1]	Percent of Long-Term Investments
AAA/Aaa[2]	69%
AA/Aa.	7
A	9
BBB/Baa	11
BB/Ba	3
B	1

[1]	Using the higher of Standard & Poor’s or Moody’s Investors Service.
[2]	Includes U.S. Government Sponsored Agency Securities which are deemed AAA/Aaa by the investment advisor.

LIFEPATH RETIREMENT MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS

December 31, 2010

(Percentages shown are based on Net Assets)

Affiliated Investment Companies	Shares	Value
Master Portfolios — 71.3%
Active Stock Master Portfolio		$272,611,476
CoreAlpha Bond Master Portfolio		711,674,200
Total Master Portfolios		984,285,676
Exchange-Traded Funds — 27.1%
iShares Barclays TIPS Bond Fund (a)	1,104,097	118,712,509
iShares Cohen & Steers Realty Majors Index Fund (a)(b)	71,293	4,685,376
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund (a)(b)	211,940	6,623,125
iShares MSCI Canada Index Fund (a)(b)	402,132	12,466,092
iShares MSCI EAFE Index Fund (a)(b)	1,493,685	86,977,278
iShares MSCI EAFE Small Cap Index Fund (a)(b)	273,404	11,540,383
iShares MSCI Emerging Markets Index Fund (a)	740,724	35,273,277
iShares S&P MidCap 400 Index Fund (a)(b)	761,894	69,096,167
iShares S&P SmallCap 600 Index Fund (a)(b)	415,539	28,451,955
Total Exchange-Traded Funds (Cost — $302,377,820*)		373,826,162

Affiliated Investment Companies	Shares	Value
Money Market Funds — 6.3%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.25% (a)(c)(d)	75,437,346	$75,437,346
BlackRock Cash Funds: Prime, SL Agency Shares, 0.24% (a)(c)(d)	11,685,473	11,685,473
Total Money Market Funds (Cost — $87,122,819*)		87,122,819
Total Affiliated Investment Companies — 104.7%		1,445,234,657
Liabilities in Excess of Other Assets — (4.7)%		(65,093,922)

Net Assets — 100.0%		$1,380,140,735

*	The cost and unrealized appreciation (depreciation) of investments (excluding investments in the underlying Master Portfolios) as of December 31, 2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$393,632,925

Gross unrealized appreciation	$67,316,056
Gross unrealized depreciation	—

Net unrealized appreciation	$67,316,056

(a)	Investments in companies considered to be an affiliate of the Master Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, (excluding investments in the underlying Master Portfolios), were as follows:

Affiliate	Shares Held at December 31, 2009	Shares Purchased	Shares Sold	Shares Held at December 31, 2010	Value at December 31, 2010	Realized Gain (Loss)	Income
BlackRock Cash Funds: Institutional, SL Agency Shares	88,781,172	—	(13,343,826)[1]	75,437,346	$75,437,346	—	$266,669
BlackRock Cash Funds: Prime, SL Agency Shares	13,810,279	—	(2,124,806)[1]	11,685,473	$11,685,473	—	$41,855
iShares Barclays TIPS Bond Fund	1,018,001	86,096	—	1,104,097	$118,712,509	$9,694	$2,946,504
iShares Cohen & Steers Realty Majors Index Fund	137,046	—	(65,753)	71,293	$4,685,376	$(531,254)	$190,568
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund	431,794	—	(219,854)	211,940	$6,623,125	$(1,143,992)	$581,119
iShares MSCI Canada Index Fund	352,758	84,238	(34,864)	402,132	$12,466,092	$(138,111)	$198,809
iShares MSCI EAFE Index Fund	1,402,649	412,063	(321,027)	1,493,685	$86,977,278	$1,430,374	$2,334,843
iShares MSCI EAFE Small Cap Index Fund	273,404	—	—	273,404	$11,540,383	—	$328,310
iShares MSCI Emerging Markets Index Fund	680,505	159,872	(99,653)	740,724	$35,273,277	$(418,004)	$508,789
iShares S&P MidCap 400 Index Fund	776,111	92,775	(106,992)	761,894	$69,096,167	$1,847,959	$797,219
iShares S&P SmallCap 600 Index Fund	452,660	73,830	(110,951)	415,539	$28,451,955	$1,326,829	$353,659

[1]	Represents net activity.

(b)	Security, or a portion of security, is on loan.

(c)	Represents the current yield as of report date.

(d)	All or a portion of this security was purchased with the cash collateral from securities loaned.

•	Fair Value Measurements — Various inputs are used in determining the fair value of investments, which are as follows:

•	Level 1 — price quotations in active markets/exchanges for identical assets and liabilities.

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Master Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

232	See Notes to Financial Statements.

LIFEPATH RETIREMENT MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Concluded)

December 31, 2010

The following table summarizes the inputs used as of December 31, 2010 in determining the fair value of the Master Portfolio’s investments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Affiliated Investment Companies:
Master Portfolios	—	$984,285,676	—	$984,285,676
Exchange-Traded Funds	$373,826,162	—	—	373,826,162
Money Market Funds	87,122,819	—	—	87,122,819

Total	$460,948,981	$984,285,676	—	$1,445,234,657

233 See Notes to Financial Statements.

LIFEPATH 2020 MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS

December 31, 2010

(Percentages shown are based on Net Assets)

Affiliated Investment Companies	Shares	Value
Master Portfolios — 65.8%
Active Stock Master Portfolio		$724,236,224
CoreAlpha Bond Master Portfolio		819,101,109
Total Master Portfolios		1,543,337,333
Exchange-Traded Funds — 32.9%
iShares Barclays TIPS Bond Fund (a)	1,198,837	128,898,954
iShares Cohen & Steers Realty Majors Index Fund (a)(b)	523,257	34,388,450
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund (a)(b)	1,606,198	50,193,688
iShares MSCI Canada Index Fund (a)(b)	978,834	30,343,854
iShares MSCI EAFE Index Fund (a)(b)	3,855,084	224,481,541
iShares MSCI EAFE Small Cap Index Fund (a)(b)	727,889	30,724,195
iShares MSCI Emerging Markets Index Fund (a)	1,894,873	90,233,852
iShares S&P MidCap 400 Index Fund (a)(b)	1,417,544	128,557,065
iShares S&P SmallCap 600 Index Fund (a)(b)	782,366	53,568,600
Total Exchange-Traded Funds (Cost — $627,448,537*)		771,390,199

Affiliated Investment Companies	Shares	Value
Money Market Funds — 9.0%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.25% (a)(c)(d)	181,776,362	$181,776,362
BlackRock Cash Funds: Prime, SL Agency Shares, 0.24% (a)(c)(d)	28,477,459	28,477,459
Total Money Market Funds (Cost — $210,253,821*)		210,253,821
Total Affiliated Investment Companies — 107.7%		2,524,981,353
Liabilities in Excess of Other Assets — (7.7)%		(181,020,436)

Net Assets — 100.0%		$2,343,960,917

*	The cost and unrealized appreciation (depreciation) of investments (excluding investments in the underlying Master Portfolios) as of December 31, 2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$860,487,132

Gross unrealized appreciation	$121,156,888
Gross unrealized depreciation	—

Net unrealized appreciation	$121,156,888

(a)	Investments in companies considered to be an affiliate of the Master Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, (excluding investments in the underlying Master Portfolios), were as follows:

Affiliate	Shares Held at December 31, 2009	Shares Purchased	Shares Sold	Shares Held at December 31, 2010	Value at December 31, 2010	Realized Gain (Loss)	Income
BlackRock Cash Funds: Institutional, SL Agency Shares	226,175,226	—	(44,398,864)[1]	181,776,362	$181,776,362	—	$581,798
BlackRock Cash Funds: Prime, SL Agency Shares	35,603,666	—	(7,126,207)[1]	28,477,459	$28,477,459	—	$91,647
iShares Barclays TIPS Bond Fund	966,860	231,977	—	1,198,837	$128,898,954	$42,229	$2,947,736
iShares Cohen & Steers Realty Majors Index Fund	601,886	51,599	(130,228)	523,257	$34,388,450	$(2,881,769)	$1,129,305
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund	1,834,145	241,950	(469,897)	1,606,198	$50,193,688	$(3,734,439)	$3,417,089
iShares MSCI Canada Index Fund	815,491	214,435	(51,092)	978,834	$30,343,854	$(218,126)	$487,123
iShares MSCI EAFE Index Fund	3,290,386	963,015	(398,317)	3,855,084	$224,481,541	$(2,861,469)	$5,721,449
iShares MSCI EAFE Small Cap Index Fund	613,941	166,672	(52,724)	727,889	$30,724,195	$(214,070)	$875,107
iShares MSCI Emerging Markets Index Fund	1,608,611	391,059	(104,797)	1,894,873	$90,233,852	$(538,895)	$1,244,967
iShares S&P MidCap 400 Index Fund	1,446,958	147,418	(176,832)	1,417,544	$128,557,065	$1,795,508	$1,484,815
iShares S&P SmallCap 600 Index Fund	860,207	109,015	(186,856)	782,366	$53,568,600	$896,758	$670,052

[1]	Represents net activity.

(b)	Security, or a portion of security, is on loan.

(c)	Represents the current yield as of report date.

(d)	All or a portion of this security was purchased with the cash collateral from securities loaned.

•	Fair Value Measurements — Various inputs are used in determining the fair value of investments, which are as follows:

•	Level 1 — price quotations in active markets/exchanges for identical assets and liabilities.

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Master Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

234	See Notes to Financial Statements.

LIFEPATH 2020 MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Concluded)

December 31, 2010

The following table summarizes the inputs used as of December 31, 2010 in determining the fair value of the Master Portfolio’s investments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Affiliated Investment Companies:
Master Portfolios	—	$1,543,337,333	—	$1,543,337,333
Exchange-Traded Funds	$771,390,199	—	—	771,390,199
Money Market Funds	210,253,821	—	—	210,253,821

Total	$981,644,020	$1,543,337,333	—	$2,524,981,353

235 See Notes to Financial Statements.

LIFEPATH 2030 MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS

December 31, 2010

(Percentages shown are based on Net Assets)

Affiliated Investment Companies	Shares	Value
Master Portfolios — 61.2%
Active Stock Master Portfolio		$767,320,441
CoreAlpha Bond Master Portfolio		439,888,230
Total Master Portfolios		1,207,208,671
Exchange-Traded Funds — 37.2%
iShares Barclays TIPS Bond Fund (a)	554,791	59,651,128
iShares Cohen & Steers Realty Majors Index Fund (a)(b)	680,971	44,753,414
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund (a)(b)	2,128,614	66,519,188
iShares MSCI Canada Index Fund (a)(b)	1,040,900	32,267,900
iShares MSCI EAFE Index Fund (a)(b)	4,085,815	237,917,008
iShares MSCI EAFE Small Cap Index Fund (a)(b)	772,751	32,617,820
iShares MSCI Emerging Markets Index Fund (a)(b)	2,015,244	95,965,919
iShares S&P MidCap 400 Index Fund (a)(b)	1,267,897	114,985,579
iShares S&P SmallCap 600 Index Fund (a)(b)	697,237	47,739,817
Total Exchange-Traded Funds (Cost — $602,243,531*)		732,417,773

Affiliated Investment Companies	Shares	Value
Money Market Funds — 9.0%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.25% (a)(c)(d)	154,257,212	$154,257,212
BlackRock Cash Funds: Prime, SL Agency Shares, 0.24% (a)(c)(d)	24,170,906	24,170,906
Total Money Market Funds (Cost — $178,428,118*)		178,428,118
Total Affiliated Investment Companies — 107.4%		2,118,054,562
Liabilities in Excess of Other Assets — (7.4)%		(145,979,496)

Net Assets — 100.0%		$1,972,075,066

* The cost and unrealized appreciation (depreciation) of investments (excluding investments in the underlying Master Portfolios) as of December 31, 2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$810,313,863

Gross unrealized appreciation	$100,532,028
Gross unrealized depreciation	—

Net unrealized appreciation	$100,532,028

(a)	Investments in companies considered to be an affiliate of the Master Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, (excluding investments in the underlying Master Portfolios), were as follows:

Affiliate	Shares Held at December 31, 2009	Shares Purchased	Shares Sold	Shares Held at December 31, 2010	Value at December 31, 2010	Realized Gain (Loss)	Income
BlackRock Cash Funds: Institutional, SL Agency Shares	217,065,536	—	(62,808,324)[1]	154,257,212	$154,257,212	—	$586,086
BlackRock Cash Funds: Prime, SL Agency Shares	34,450,272	—	(10,279,366)[1]	24,170,906	$24,170,906	—	$92,526
iShares Barclays TIPS Bond Fund	432,362	133,529	(11,100)	554,791	$59,651,128	$39,239	$1,397,637
iShares Cohen & Steers Realty Majors Index Fund	736,816	35,088	(90,933)	680,971	$44,753,414	$(2,146,884)	$1,374,199
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund	2,218,125	269,005	(358,516)	2,128,614	$66,519,188	$(2,986,296)	$4,239,928
iShares MSCI Canada Index Fund	822,796	218,104	—	1,040,900	$32,267,900	—	$512,705
iShares MSCI EAFE Index Fund	3,306,532	997,321	(218,038)	4,085,815	$237,917,008	$(3,315,374)	$5,883,806
iShares MSCI EAFE Small Cap Index Fund	615,291	169,422	(11,962)	772,751	$32,617,820	$(11,900)	$927,709
iShares MSCI Emerging Markets Index Fund	1,614,028	429,388	(28,172)	2,015,244	$95,965,919	$(141,554)	$1,302,584
iShares S&P MidCap 400 Index Fund	1,306,771	113,770	(152,644)	1,267,897	$114,985,579	$1,608,949	$1,332,298
iShares S&P SmallCap 600 Index Fund	773,189	82,716	(158,668)	697,237	$47,739,817	$995,663	$607,537

[1]	Represents net activity.

(b)	Security, or a portion of security, is on loan.

(c)	Represents the current yield as of report date.

(d)	All or a portion of this security was purchased with the cash collateral from securities loaned.

•	Fair Value Measurements — Various inputs are used in determining the fair value of investments, which are as follows:

•	Level 1 — price quotations in active markets/exchanges for identical assets and liabilities.

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Master Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

236	See Notes to Financial Statements.

LIFEPATH 2030 MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Concluded)

December 31, 2010

The following table summarizes the inputs used as of December 31, 2010 in determining the fair value of the Master Portfolio’s investments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Affiliated Investment Companies:
Master Portfolios	—	$1,207,208,671	—	$1,207,208,671
Exchange-Traded Funds	$732,417,773	—	—	732,417,773
Money Market Funds	178,428,118	—	—	178,428,118

Total	$910,845,891	$1,207,208,671	—	$2,118,054,562

237 See Notes to Financial Statements.

LIFEPATH 2040 MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS

December 31, 2010

(Percentages shown are based on Net Assets)

Affiliated Investment Companies	Shares	Value
Master Portfolios — 57.0%
Active Stock Master Portfolio		$687,896,852
CoreAlpha Bond Master Portfolio		177,729,200
Total Master Portfolios		865,626,052
Exchange-Traded Funds — 40.5%
iShares Barclays TIPS Bond Fund (a)	150,344	16,164,987
iShares Cohen & Steers Realty Majors Index Fund (a)(b)	693,309	45,564,267
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund (a)(b)	2,156,480	67,390,000
iShares MSCI Canada Index Fund (a)(b)	949,552	29,436,112
iShares MSCI EAFE Index Fund (a)	3,659,166	213,073,236
iShares MSCI EAFE Small Cap Index Fund (a)(b)	687,000	28,998,270
iShares MSCI Emerging Markets Index Fund (a)(b)	1,807,304	86,063,817
iShares S&P MidCap 400 Index Fund (a)	1,012,776	91,848,655
iShares S&P SmallCap 600 Index Fund (a)(b)	549,842	37,647,682
Total Exchange-Traded Funds (Cost — $513,337,441*)		616,187,026

Affiliated Investment Companies	Shares	Value
Money Market Funds — 10.7%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.25% (a)(c)(d)	139,976,764	$139,976,764
BlackRock Cash Funds: Prime, SL Agency Shares, 0.24% (a)(c)(d)	22,015,363	22,015,363
Total Money Market Funds (Cost — $161,992,127*)		161,992,127
Total Affiliated Investment Companies — 108.2%		1,643,805,205
Liabilities in Excess of Other Assets — (8.2)%		(124,601,900)

Net Assets — 100.0%		$1,519,203,305

*	The cost and unrealized appreciation (depreciation) of investments (excluding investments in the underlying Master Portfolios) as of December 31, 2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$706,797,536

Gross unrealized appreciation	$71,381,617
Gross unrealized depreciation	—.

Net unrealized appreciation	$71,381,617

(a)	Investments in companies considered to be an affiliate of the Master Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, (excluding investments in the underlying Master Portfolios), were as follows:

Affiliate	Shares Held at December 31, 2009	Shares Purchased	Shares Sold	Shares Held at December 31, 2010	Value at December 31, 2010	Realized Gain (Loss)	Income
BlackRock Cash Funds: Institutional, SL Agency Shares	199,984,725	—	(60,007,961)[1]	139,976,764	$139,976,764	—	$529,458
BlackRock Cash Funds: Prime, SL Agency Shares	31,755,867	—	(9,740,504)[1]	22,015,363	$22,015,363	—	$83,823
iShares Barclays TIPS Bond Fund	118,873	41,871	(10,400)	150,344	$16,164,987	$42,792	$383,607
iShares Cohen & Steers Realty Majors Index Fund	739,619	60,310	(106,620)	693,309	$45,564,267	$(3,241,847)	$1,349,747
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund	2,251,865	267,328	(362,713)	2,156,480	$67,390,000	$(3,123,749)	$4,208,828
iShares MSCI Canada Index Fund	757,346	192,206	—	949,552	$29,436,112	—	$457,434
iShares MSCI EAFE Index Fund	3,044,063	838,940	(223,837)	3,659,166	$213,073,236	$(3,549,863)	$5,271,666
iShares MSCI EAFE Small Cap Index Fund	558,635	148,995	(20,630)	687,000	$28,998,270	$(20,523)	$815,214
iShares MSCI Emerging Markets Index Fund	1,492,236	354,934	(39,866)	1,807,304	$86,063,817	$(82,820)	$1,182,340
iShares S&P MidCap 400 Index Fund	1,128,250	36,338	(151,812)	1,012,776	$91,848,655	$1,653,522	$1,105,512
iShares S&P SmallCap 600 Index Fund	669,577	32,074	(151,809)	549,842	$37,647,682	$1,105,177	$511,920

[1]	Represents net activity.

(b)	Security, or a portion of security, is on loan.

(c)	Represents the current yield as of report date.

(d)	All or a portion of this security was purchased with the cash collateral from securities loaned.

•	Fair Value Measurements — Various inputs are used in determining the fair value of investments, which are as follows:

•	Level 1 — price quotations in active markets/exchanges for identical assets and liabilities.

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Master Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

238	See Notes to Financial Statements.

LIFEPATH 2040 MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Concluded)

December 31, 2010

The following table summarizes the inputs used as of December 31, 2010 in determining the fair value of the Master Portfolio’s investments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Affiliated Investment Companies:
Master Portfolios	—	$865,626,052	—	$865,626,052
Exchange-Traded Funds	$616,187,026	—	—	616,187,026
Money Market Funds	161,992,127	—	—	161,992,127

Total	$778,179,153	$865,626,052	—	$1,643,805,205

239 See Notes to Financial Statements.

LIFEPATH 2050 MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS

December 31, 2010

(Percentages shown are based on Net Assets)

Affiliated Investment Companies	Shares	Value
Master Portfolios — 52.9%
Active Stock Master Portfolio		$61,094,483
CoreAlpha Bond Master Portfolio		2,094,794
Total Master Portfolios		63,189,277
Exchange-Traded Funds — 45.3%
iShares Cohen & Steers Realty Majors Index Fund (a)(b)	67,805	4,456,144
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund (a)(b)	211,207	6,600,219
iShares MSCI Canada Index Fund (a)	85,268	2,643,308
iShares MSCI EAFE Index Fund (a)(b)	326,243	18,997,130
iShares MSCI EAFE Small Cap Index Fund (a)(b)	62,233	2,626,855
iShares MSCI Emerging Markets Index Fund (a)	160,758	7,655,296
iShares S&P MidCap 400 Index Fund (a)	86,290	7,825,640
iShares S&P SmallCap 600 Index Fund (a)(b)	47,346	3,241,781
Total Exchange-Traded Funds (Cost — $44,994,395*)		54,046,373

Affiliated Investment Companies	Shares	Value
Money Market Funds — 10.7%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.25% (a)(c)(d)	11,027,847	$11,027,847
BlackRock Cash Funds: Prime, SL Agency Shares, 0.24% (a)(c)(d)	1,709,851	1,709,851
Total Money Market Funds (Cost — $12,737,698*)		12,737,698
Total Affiliated Investment Companies — 108.9%		129,973,348
Liabilities in Excess of Other Assets — (8.9)%		(10,582,802)

Net Assets — 100.0%		$119,390,546

*	The cost and unrealized appreciation (depreciation) of investments (excluding investments in the underlying Master Portfolios) as of December 31, 2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$59,969,558

Gross unrealized appreciation	$6,814,513
Gross unrealized depreciation	—

Net unrealized appreciation	$6,814,513

(a)	Investments in companies considered to be an affiliate of the Master Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, (excluding investments in the underlying Master Portfolios), were as follows:

Affiliate	Shares Held at December 31, 2009	Shares Purchased		Shares Sold	Shares Held at December 31, 2010	Value at December 31, 2010	Realized Gain (Loss)	Income
BlackRock Cash Funds: Institutional, SL Agency Shares	8,389,466	2,638,381	[1]	—	11,027,847	$11,027,847	—	$29,595
BlackRock Cash Funds: Prime, SL Agency Shares	1,300,980	408,871	[1]	—	1,709,851	$1,709,851	—	$4,548
iShares Cohen & Steers Realty Majors Index Fund	29,950	43,676		(5,821)	67,805	$4,456,144	$112,753	$103,398
iShares FTSE EPRA/NAREIT Developed Real Estate ex- U.S. Index Fund	97,846	129,918		(16,557)	211,207	$6,600,219	$109,232	$341,383
iShares MSCI Canada Index Fund	29,411	63,413		(7,556)	85,268	$2,643,308	$33,581	$38,411
iShares MSCI EAFE Index Fund	122,044	225,391		(21,192)	326,243	$18,997,130	$28,207	$385,266
iShares MSCI EAFE Small Cap Index Fund	23,107	40,895		(1,769)	62,233	$2,626,855	$4,589	$69,445
iShares MSCI Emerging Markets Index Fund	58,964	108,511		(6,717)	160,758	$7,655,296	$41,347	$93,796
iShares S&P MidCap 400 Index Fund	45,948	50,694		(10,352)	86,290	$7,825,640	$236,744	$77,152
iShares S&P SmallCap 600 Index Fund	26,860	30,237		(9,751)	47,346	$3,241,781	$178,789	$36,101

[1]	Represents net activity.

(b)	Security, or a portion of security, is on loan.

(c)	Represents the current yield as of report date.

(d)	All or a portion of this security was purchased with the cash collateral from securities loaned.

•	Fair Value Measurements — Various inputs are used in determining the fair value of investments, which are as follows:

•	Level 1 — price quotations in active markets/exchanges for identical assets and liabilities.

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Master Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

240	See Notes to Financial Statements.

LIFEPATH 2050 MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Concluded)

December 31, 2010

The following table summarizes the inputs used as of December 31, 2010 in determining the fair value of the Master Portfolio’s investments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Affiliated Investment Companies:
Master Portfolios	—	$63,189,277	—	$63,189,277
Exchange-Traded Funds.	$54,046,373	—	—	54,046,373
Money Market Funds	12,737,698	—	—	12,737,698

Total	$66,784,071	$63,189,277	—	$129,973,348

241 See Notes to Financial Statements.

ACTIVE STOCK MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS

December 31, 2010

(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Consumer Discretionary — 12.6%
Auto Components — 0.3%
Autoliv, Inc. (a)	1,398	$110,358
Lear Corp. (b)	76,400	7,541,444
TRW Automotive Holdings Corp. (b)	16,980	894,846
WABCO Holdings, Inc. (b)	699	42,590

		8,589,238
Automobiles — 0.5%
General Motors Co. (b)	347,453	12,807,117
Diversified Consumer Services — 0.2%
Apollo Group, Inc., Class A (b)	120,232	4,747,962
Corinthian Colleges, Inc. (b)	19,414	101,147

		4,849,109
Hotels, Restaurants & Leisure — 1.4%
Carnival Corp.	270,974	12,494,611
McDonald’s Corp.	134,508	10,324,834
Starbucks Corp. (a)	316,627	10,173,226
Wendy’s/Arby’s Group, Inc.	363,971	1,681,546

		34,674,217
Household Durables — 1.0%
Harman International Industries, Inc. (b)	1,096	50,744
NVR, Inc. (a)(b)	22,449	15,512,708
Whirlpool Corp.	102,654	9,118,755

		24,682,207
Internet & Catalog Retail — 1.1%
priceline.com, Inc. (b)	70,122	28,017,245
Media — 3.3%
CBS Corp., Class B	1,467,771	27,961,038
Comcast Corp., Class A (a)	1,318,838	28,974,871
Dex One Corp. (b)	89,875	670,467
Scripps Networks Interactive, Inc., Class A	766	39,641
SuperMedia, Inc. (a)(b)	40,283	350,865
Time Warner, Inc.	746,250	24,006,862
The Washington Post Co., Class B (a)	770	338,415

		82,342,159
Multiline Retail — 0.7%
Big Lots, Inc. (b)	4,010	122,145
Sears Holdings Corp. (a)(b)	176,003	12,980,221
Wal-Mart Stores, Inc.	117,807	6,353,331

		19,455,697
Specialty Retail — 2.6%
Aeropostale, Inc. (b)	432,705	10,661,851
Best Buy Co., Inc.	773,789	26,533,225
Foot Locker, Inc.	37,030	726,529
GameStop Corp., Class A (a)(b)	190,481	4,358,205
The Gap, Inc. (a)	820,846	18,173,531
Ross Stores, Inc. (a)	6,673	422,067
Signet Jewelers Ltd. (b)	1,763	76,514
Staples, Inc. (a)	167,800	3,820,806

		64,772,728
Textiles, Apparel & Luxury Goods — 1.5%
Coach, Inc.	46,656	2,580,543
Deckers Outdoor Corp. (a)(b)	38,334	3,056,753
NIKE, Inc., Class B	365,608	31,230,236

Common Stocks	Shares	Value
Consumer Discretionary (concluded)
Textiles, Apparel & Luxury Goods (concluded)
Polo Ralph Lauren Corp.	1,839	$203,982

		37,071,514
Total Consumer Discretionary		317,261,231
Consumer Staples — 10.8%
Beverages — 1.2%
The Coca-Cola Co.	112,104	7,373,080
Coca-Cola Enterprises, Inc. (a)	357,817	8,956,160
Hansen Natural Corp. (b)	240,743	12,586,044
PepsiCo, Inc.	7,474	488,276

		29,403,560
Food & Staples Retailing — 1.1%
CVS Caremark Corp. (a)	92,337	3,210,557
Costco Wholesale Corp. (a)	273,381	19,740,842
Sysco Corp.	119,855	3,523,737

		26,475,136
Food Products — 1.0%
Dean Foods Co. (a)(b)	166,317	1,470,242
Pilgrim’s Pride Corp. (b)	80,465	570,497
Ralcorp Holdings, Inc. (a)(b)	8,040	522,680
Smithfield Foods, Inc. (b)	18,687	385,513
Tyson Foods, Inc., Class A (a)	1,288,676	22,191,001

		25,139,933
Household Products — 3.1%
Colgate-Palmolive Co.	334,246	26,863,351
The Procter & Gamble Co.	797,566	51,307,421

		78,170,772
Personal Products — 1.2%
The Estee Lauder Cos., Inc., Class A (a)	38,213	3,083,789
Herbalife Ltd. (a)	2,712	185,420
Mead Johnson Nutrition Co.	432,252	26,907,687

		30,176,896
Tobacco — 3.2%
Lorillard, Inc.	323,707	26,563,396
Philip Morris International, Inc.	488,499	28,591,847
Reynolds American, Inc. (a)	814,878	26,581,320

		81,736,563
Total Consumer Staples		271,102,860
Energy — 10.6%
Energy Equipment & Services — 1.4%
Core Laboratories N.V. (a)	24,829	2,211,023
Dresser-Rand Group, Inc. (a)(b)	71,246	3,034,367
McDermott International, Inc. (a)(b)	137,252	2,839,744
National Oilwell Varco, Inc. (a)	256,171	17,227,500
Rowan Cos., Inc. (a)(b)	40,410	1,410,713
SEACOR Holdings, Inc.	75,838	7,666,463

		34,389,810
Oil, Gas & Consumable Fuels — 9.2%
Alpha Natural Resources, Inc. (b)	138,192	8,295,666
Anadarko Petroleum Corp.	27,692	2,109,023
Apache Corp.	242,802	28,949,282
Chevron Corp.	188,354	17,187,303
Concho Resources, Inc. (b)	66	5,786

242	See Notes to Financial Statements.

ACTIVE STOCK MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2010

(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Energy (concluded)
Oil, Gas & Consumable Fuels (concluded)
ConocoPhillips	689,717	$46,969,728
Energy Partners Ltd. (b)	115,620	1,718,113
Exxon Mobil Corp.	1,396,156	102,086,927
Hess Corp.	96,532	7,388,559
Newfield Exploration Co. (a)(b)	29,022	2,092,776
Noble Energy, Inc.	12,331	1,061,452
Valero Energy Corp.	341,231	7,889,261
Whiting Petroleum Corp. (a)(b)	46,299	5,425,780

		231,179,656
Total Energy		265,569,466
Financials — 14.3%
Capital Markets — 2.3%
Ameriprise Financial, Inc. (a)	263,415	15,159,533
The Bank of New York Mellon Corp.	40,810	1,232,462
Franklin Resources, Inc.	7,066	785,810
The Goldman Sachs Group, Inc.	78,720	13,237,555
Invesco Ltd.	244,751	5,888,709
Legg Mason, Inc. (a)	163,892	5,944,363
Morgan Stanley	609,400	16,581,774

		58,830,206
Commercial Banks — 1.6%
Commerce Bancshares, Inc. (a)	20,033	795,911
Cullen/Frost Bankers, Inc. (a)	4,892	298,999
First Citizens BancShares, Inc., Class A	214	40,457
Huntington Bancshares, Inc.	115,193	791,376
M&T Bank Corp.	158,034	13,756,860
Marshall & Ilsley Corp.	2,585	17,888
Regions Financial Corp.	39,485	276,395
SVB Financial Group (b)	36,269	1,924,070
SunTrust Banks, Inc.	64,633	1,907,320
U.S. Bancorp	54,007	1,456,569
Wells Fargo & Co.	634,089	19,650,418

		40,916,263
Consumer Finance — 1.0%
Capital One Financial Corp.	572,256	24,355,215
Diversified Financial Services — 5.9%
Bank of America Corp.	2,124,970	28,347,100
CME Group, Inc.	50,808	16,347,474
Citigroup, Inc. (b)	5,734,793	27,125,571
JPMorgan Chase & Co.	1,433,124	60,793,120
The NASDAQ OMX Group, Inc. (b)	645,816	15,312,297

		147,925,562
Insurance — 3.0%
ACE Ltd.	457,532	28,481,367
Allied World Assurance Co. Holdings Ltd.	4,549	270,393
The Allstate Corp. (a)	708,093	22,574,005
American National Insurance Co.	1,038	88,874
Aspen Insurance Holdings Ltd.	76,014	2,175,521
Berkshire Hathaway, Inc., Class B (b)	64,754	5,187,443
CNA Financial Corp. (b)	2,104	56,913
Everest Re Group Ltd.	471	39,950
MetLife, Inc.	248,874	11,059,961
Reinsurance Group of America, Inc. (a)	12,181	654,241
The Travelers Cos., Inc. (a)	70,501	3,927,611

Common Stocks	Shares	Value
Financials (concluded)
Insurance (concluded)
White Mountains Insurance Group Ltd.	94	$31,546
XL Group Plc	37,693	822,461

		75,370,286
Real Estate Investment Trusts (REITs) — 0.5%
AvalonBay Communities, Inc.	26,332	2,963,666
Public Storage	23,531	2,386,514
Rayonier, Inc. (a)	119,311	6,266,214

		11,616,394
Real Estate Management & Development — 0.0%
The Howard Hughes Corp. (b)	5,714	310,956
Jones Lang LaSalle, Inc.	3,584	300,769

		611,725
Thrifts & Mortgage Finance — 0.0%
Hudson City Bancorp, Inc. (a)	57,377	730,983
People’s United Financial, Inc.	4,759	66,674

		797,657
Total Financials		360,423,308
Health Care — 11.3%
Biotechnology — 2.2%
Amgen, Inc. (b)	178,209	9,783,674
Biogen Idec, Inc. (a)(b)	182,615	12,244,336
Celgene Corp. (b)	3,765	222,662
Cephalon, Inc. (a)(b)	212,891	13,139,632
Genzyme Corp. (b)	53,593	3,815,822
Gilead Sciences, Inc. (b)	431,815	15,648,975
United Therapeutics Corp. (b)	3,199	202,241

		55,057,342
Health Care Equipment & Supplies — 2.0%
CareFusion Corp. (b)	402,784	10,351,549
Covidien Plc	221,625	10,119,397
Gen-Probe, Inc. (b)	6,961	406,174
Hospira, Inc. (b)	47,374	2,638,258
Intuitive Surgical, Inc. (a)(b)	101,357	26,124,767
Thoratec Corp. (a)(b)	7,562	214,156
Varian Medical Systems, Inc. (a)(b)	1,413	97,893
Zimmer Holdings, Inc. (a)(b)	10,611	569,598

		50,521,792
Health Care Providers & Services — 2.5%
Express Scripts, Inc. (b)	341,785	18,473,479
Medco Health Solutions, Inc. (a)(b)	492,719	30,188,893
WellPoint, Inc. (b)	237,496	13,504,023

		62,166,395
Life Sciences Tools & Services — 0.3%
Thermo Fisher Scientific, Inc. (a)(b)	150,043	8,306,381
Pharmaceuticals — 4.3%
Allergan, Inc. (a)	231,292	15,882,822
Bristol-Myers Squibb Co.	1,232,325	32,631,966
Eli Lilly & Co.	38,669	1,354,962
Johnson & Johnson	586,234	36,258,573
Medicis Pharmaceutical Corp., Class A (a)	77,948	2,088,227
Merck & Co., Inc.	274,107	9,878,816
Pfizer, Inc.	457,505	8,010,912

243 See Notes to Financial Statements.

ACTIVE STOCK MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2010

(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Health Care (concluded)
Pharmaceuticals (concluded)
Warner Chilcott PLC, Class A	90,541	$2,042,605

		108,148,883
Total Health Care		284,200,793
Industrials — 9.2%
Aerospace & Defense — 2.9%
Alliant Techsystems, Inc. (b)	129,714	9,654,613
The Boeing Co.	80,299	5,240,313
General Dynamics Corp. (a)	357,555	25,372,103
L-3 Communications Holdings, Inc. (a)	50,646	3,570,036
Northrop Grumman Corp. (a)	385,552	24,976,059
Raytheon Co.	91,009	4,217,357

		73,030,481
Air Freight & Logistics — 1.0%
C.H. Robinson Worldwide, Inc. (a)	91,280	7,319,743
FedEx Corp. (a)	173,292	16,117,889
UTi Worldwide, Inc. (a)	24,641	522,389

		23,960,021
Airlines — 0.2%
United Continental Holdings, Inc. (a)(b)	217,464	5,179,992
Commercial Services & Supplies — 0.0%
Republic Services, Inc.	32,403	967,553
Construction & Engineering — 0.2%
URS Corp. (b)	98,616	4,103,412
Electrical Equipment — 0.1%
Emerson Electric Co.	27,926	1,596,529
First Solar, Inc. (a)(b)	269	35,008
General Cable Corp. (b)	22,351	784,297

		2,415,834
Industrial Conglomerates — 0.6%
General Electric Co.	859,251	15,715,701
Machinery — 3.0%
AGCO Corp. (a)(b)	528,486	26,773,101
CNH Global N.V. (a)(b)	729	34,802
Cummins, Inc. (a)	280,427	30,849,774
Danaher Corp. (a)	138,122	6,515,215
Flowserve Corp. (a)	14,039	1,673,730
Harsco Corp. (a)	86,881	2,460,470
Navistar International Corp. (b)	92,974	5,384,124
SPX Corp.	7,681	549,115

		74,240,331
Professional Services — 1.0%
Manpower, Inc. (a)	408,676	25,648,506
Trading Companies & Distributors — 0.2%
W.W. Grainger, Inc. (a)	31,560	4,358,751
WESCO International, Inc. (a)(b)	33,511	1,769,381

		6,128,132
Total Industrials		231,389,963
Information Technology — 18.2%
Communications Equipment — 2.5%
ADTRAN, Inc. (a)	22,318	808,135
Brocade Communications Systems, Inc. (a)(b)	809,126	4,280,277
Cisco Systems, Inc. (b)	2,161,940	43,736,046

Common Stocks	Shares	Value
Information Technology (concluded)
Communications Equipment (concluded)
F5 Networks, Inc. (b)	26,795	$3,487,637
Harris Corp. (a)	203,198	9,204,869

		61,516,964
Computers & Peripherals — 4.8%
Apple, Inc. (b)	237,279	76,536,714
Dell, Inc. (b)	975,342	13,215,884
Hewlett-Packard Co.	37,888	1,595,085
International Business Machines Corp.	96,701	14,191,839
NetApp, Inc. (b)	122,257	6,719,245
SanDisk Corp. (b)	37,944	1,891,888
Teradata Corp. (b)	36,100	1,485,876
Western Digital Corp. (a)(b)	121,809	4,129,325

		119,765,856
Electronic Equipment, Instruments & Components — 0.0%
Flextronics International Ltd. (b)	117,604	923,191
Internet Software & Services — 2.5%
AOL, Inc. (b)	15,871	376,301
Google, Inc., Class A (b)	92,784	55,110,913
IAC/InterActiveCorp (b)	276,662	7,940,199

		63,427,413
IT Services — 1.3%
Accenture Plc, Class A	150,384	7,292,120
Amdocs Ltd. (b)	28,027	769,902
Broadridge Financial Solutions, Inc.	86,940	1,906,594
Cognizant Technology Solutions Corp., Class A (a)(b)	44,582	3,267,415
Computer Sciences Corp.	314,111	15,579,905
Convergys Corp. (b)	2,376	31,292
MasterCard, Inc., Class A	11,116	2,491,207
Visa, Inc., Class A (a)	6,442	453,388
The Western Union Co.	43,053	799,494

		32,591,317
Office Electronics — 0.2%
Xerox Corp.	411,579	4,741,390
Semiconductors & Semiconductor Equipment — 2.4%
Altera Corp. (a)	737,308	26,233,419
Applied Materials, Inc.	17,448	245,145
Broadcom Corp., Class A (a)	539,774	23,507,158
Integrated Device Technology, Inc. (b)	1,082	7,206
Intel Corp. (a)	410,646	8,635,885
LSI Corp. (b)	117,501	703,831
Micron Technology, Inc. (b)	95,260	763,985

		60,096,629
Software — 4.5%
Activision Blizzard, Inc.	1,055	13,124
Autodesk, Inc. (a)(b)	239,995	9,167,809
CA, Inc.	39,534	966,211
Check Point Software Technologies (a)(b)	8,039	371,884
Intuit, Inc. (a)(b)	36,051	1,777,315
MICROS Systems, Inc. (b)	47,022	2,062,385
McAfee, Inc. (b)	32,090	1,486,088
Microsoft Corp.	2,489,060	69,494,555
Oracle Corp.	885,610	27,719,593

		113,058,964
Total Information Technology		456,121,724

244	See Notes to Financial Statements.

ACTIVE STOCK MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2010

(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Materials — 2.6%
Chemicals — 1.1%
Airgas, Inc.	2,227	$139,098
Ashland, Inc.	329,641	16,765,541
The Mosaic Co.	11,230	857,523
Praxair, Inc. (a)	114,642	10,944,872

		28,707,034
Containers & Packaging — 0.0%
Ball Corp.	2,897	197,141
Metals & Mining — 1.2%
Alcoa, Inc. (a)	949,632	14,614,836
Freeport-McMoRan Copper & Gold, Inc.	25,145	3,019,663
Newmont Mining Corp.	188,983	11,609,226

		29,243,725
Paper & Forest Products — 0.3%
MeadWestvaco Corp.	288,390	7,544,283
Total Materials		65,692,183
Telecommunication Services — 3.9%
Diversified Telecommunication Services — 3.8%
AT&T, Inc.	1,794,529	52,723,262
Qwest Communications International, Inc.	726,055	5,525,279
Verizon Communications, Inc. (a)	1,090,950	39,034,191

		97,282,732
Wireless Telecommunication Services — 0.1%
Sprint Nextel Corp. (b)	360,889	1,526,560
United States Cellular Corp. (b)	3,974	198,462

		1,725,022
Total Telecommunication Services		99,007,754
Utilities — 2.2%
Electric Utilities — 1.2%
Allegheny Energy, Inc.	24,993	605,830
American Electric Power Co., Inc.	92	3,310
Edison International (a)	65,013	2,509,502
Entergy Corp. (a)	352,233	24,948,664
Southern Co. (a)	28,574	1,092,384

		29,159,690
Gas Utilities — 0.5%
Atmos Energy Corp.	15,470	482,664
Oneok, Inc. (a)	223,466	12,395,659

		12,878,323

Common Stocks	Shares	Value
Independent Power Producers & Energy Traders — 0.3%
Constellation Energy Group, Inc. (a)	123,905	3,795,210
NRG Energy, Inc. (b)	200,719	3,922,049

		7,717,259
Utilities (concluded)
Multi-Utilities — 0.2%
NiSource, Inc. (a)	45,842	$807,736
Sempra Energy (a)	97,327	5,107,721

		5,915,457
Total Utilities		55,670,729
Total Long-Term Investments (Cost — $2,133,171,465) — 95.7%		2,406,440,011

Short-Term Securities
Money Market Funds — 11.7%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.25% (c)(d)(e)	259,245,739	259,245,739
BlackRock Cash Funds: Prime, SL Agency Shares, 0.24% (c)(d)(e)	34,372,877	34,372,877

		293,618,616

	Par (000)
U.S. Treasury Obligations — 0.2%
U.S. Treasury Bill, 0.15%, 3/24/11 (f)(g)	$4,302	4,300,899
Total Short-Term Securities (Cost — $297,919,299) — 11.9%		297,919,515
Total Investments (Cost — $2,431,090,764*) — 107.6%		2,704,359,526
Liabilities in Excess of Other Assets — (7.6)%		(190,935,410)

Net Assets — 100.0%		$2,513,424,116

*	The cost and unrealized appreciation (depreciation) of investments as of December 31, 2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$2,527,175,347

Gross unrealized appreciation	$207,399,930
Gross unrealized depreciation	(30,215,751)

Net unrealized appreciation	$177,184,179

(a)	Security, or a portion of security, is on loan.

(b)	Non-income producing security.

(c)	Investments in companies considered to be an affiliate of the Master Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2009	Net Activity	Shares Held at December 31, 2010	Income
BlackRock Cash Funds: Institutional, SL Agency Shares	214,125,678	45,120,061	259,245,739	$1,188,513
BlackRock Cash Funds: Prime, SL Agency Shares	28,279,563	6,093,314	34,372,877	$173,524

245 See Notes to Financial Statements.

ACTIVE STOCK MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (concluded)

December 31, 2010

(d)	Represents the current yield as of report date.

(e)	All or a portion of this security was purchased with the cash collateral from securities loaned.

(f)	Rate shown is the yield to maturity as of the date of purchase.

(g)	All or a portion of security has been pledged as collateral in connection with open financial futures contracts.

•

For Master Portfolio compliance purposes, the Master Portfolio’s sector and industry classifications refer to any one or more of the sector and industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Master Portfolio management. This definition may not apply for purposes of this report, which may combine sector and industry sub-classifications for reporting ease.

•	Financial futures contracts purchased as of December 31, 2010 were as follows:

Contracts	Issue	Exchange	Expiration Date	Notional Value	Unrealized Appreciation
813	S&P 500 Index	Chicago	March 2011	$50,934,450	$863,629
•	Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivatives, which are as follows:

•	Level 1 — price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments and derivatives)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Master Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of December 31, 2010 in determining the fair value of the Master Portfolio’s investments and derivatives:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets
Investments in Securities:
Long-Term Investments[1] :
Common Stocks	$2,406,440,011	—	—	$2,406,440,011
Short-Term Securities:
Money Market Funds	293,618,616	—	—	293,618,616
U.S. Government Obligations	—	$4,300,899	—	4,300,899

Total	$2,700,058,627	$4,300,899	—	$2,704,359,526

	Derivative Financial Instruments[2]
Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets
Equity contracts	$863,629	—	—	$863,629

[1]	See above Schedule of Investments for values in each sector and industry.

[2]	Derivative financial instruments are financial futures contracts. Financial futures contracts are shown at the unrealized appreciation/depreciation on the instrument.
246	See Notes to Financial Statements.

COREALPHA BOND MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS

December 31, 2010

(Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)	Value
ACE Securities Corp., Series 2005-AG1, Class A2D, 0.62%, 8/25/35 (a)	$5,039	$4,849,595
AH Mortgage Advance Trust, Series 2010-ADV2, Class A1, 4.21%, 5/10/41 (b)	5,200	5,219,500
American General Mortgage Loan Trust, Series 2010-1A, Class A1, 5.15%, 3/25/58 (a)(b)	7,228	7,511,740
AmeriCredit Automobile Receivables Trust:
Series 2006-BG, Class A4, 5.21%, 9/06/13	3,463	3,517,226
Series 2006-RM, Class A3, 5.53%, 1/06/14	6,593	6,676,226
Series 2007-CM, Class A4A, 5.55%, 4/07/14	6,114	6,329,671
Series 2007-CM, Class A4B, 0.35%, 4/07/14 (a)	7,192	7,171,701
Ameriquest Mortgage Securities, Inc.:
Series 2005-R11, Class A2C, 0.49%, 1/25/36 (a)	1,361	1,297,704
Series 2005-R6, Class A2, 0.46%, 8/25/35 (a)	1,002	969,661
Series 2006-R1, Class A2C, 0.45%, 3/25/36 (a)	2,820	2,789,542
Asset Backed Funding Corp. Certificates:
Series 2005-HE2, Class M1, 0.74%, 6/25/35 (a)	635	626,110
Series 2005-OPT1, Class A1SS, 0.51%, 7/25/35 (a)	1,259	1,213,968
Series 2006-OPT2, Class A3B, 0.37%, 10/25/36 (a)	912	906,660
Bank of America Credit Card Trust, Series 2007-C1, Class C1, 0.55%, 6/16/14 (a)	2,300	2,268,253
Bear Stearns Asset Backed Securities Trust:
Series 2005-HE9, Class M1, 0.77%, 10/25/35 (a)	600	555,586
Series 2007-HE3, Class 1A1, 0.38%, 4/25/37 (a)	5,183	4,991,101
Capital One Auto Finance Trust:
Series 2006-B, Class A4, 0.28%, 7/15/13 (a)	4,277	4,255,833
Series 2006-C, Class A4, 0.29%, 5/15/13 (a)	712	708,397
Series 2007-A, Class A4, 0.28%, 11/15/13 (a)	1,143	1,135,173
Series 2007-B, Class A4, 0.29%, 4/15/14 (a)	4,132	4,110,826
Series 2007-C, Class A3A, 5.13%, 4/16/12	244	244,094
Series 2007-C, Class A3B, 0.77%, 4/16/12 (a)	423	423,301
Capital One Multi-Asset Execution Trust:
Series 2006-C1, Class C, 0.55%, 3/17/14 (a)	5,900	5,868,146
Series 2006-C2, Class C, 0.56%, 6/16/14 (a)	6,365	6,306,723
Carrington Mortgage Loan Trust, Series 2007-FRE1, Class A1, 0.38%, 2/25/37 (a)	1,864	1,761,714

Asset-Backed Securities	Par (000)	Value
Chase Funding Mortgage Loan Asset-Backed Certificates, Series 2003-5, Class 1A4, 4.40%, 2/25/30	$653	$650,099
Chase Issuance Trust, Series 2006-C2, Class C,
0.56%, 4/15/13 (a)	7,000	6,994,251
Citibank Credit Card Issuance Trust:
Series 2004-C1, Class C1, 0.91%, 7/15/13 (a)	3,700	3,680,889
Series 2006-C2, Class C2, 5.70%, 5/15/13	6,037	6,164,504
Countrywide Asset-Backed Certificates:
Series 2004-AB2, Class A3, 0.67%, 5/25/36 (a)	2,058	1,981,545
Series 2005-3, Class MV2, 0.71%, 8/25/35 (a)	3,000	2,784,990
Series 2005-4, Class MV1, 0.72%, 10/25/35 (a)	6,545	6,235,503
Series 2006-15, Class A2, 5.68%, 10/25/46 (a)	3,800	3,727,572
Series 2006-22, Class 2A1, 0.31%, 5/25/47 (a)	57	56,692
Series 2006-25, Class 2A1, 0.33%, 6/25/47 (a)	1,319	1,297,897
Series 2007-10, Class 2A1, 0.31%, 6/25/47 (a)	1,988	1,925,954
Series 2007-4, Class A1B, 5.81%, 9/25/37	1,073	1,054,716
Series 2007-5, Class 2A1, 0.36%, 9/25/47 (a)	2,118	2,055,883
Series 2007-6, Class 2A1, 0.36%, 9/25/37 (a)	343	329,449
Series 2007-7, Class 2A1, 0.34%, 10/25/47 (a)	253	249,471
Series 2007-8, Class 2A1, 0.32%, 11/25/37 (a)	3,264	3,061,490
Credit-Based Asset Servicing & Securitization LLC,
Series 2007-SP2, Class A1, 0.41%, 3/25/46 (a)(b)	1,472	1,457,635
First Franklin Mortgage Loan Asset Backed Certificates, Series 2004-FF10, Class A3, 0.80%, 9/25/34 (a)	330	313,941
First National Master Note Trust, Series 2009-1, Class A, 1.61%, 5/15/14 (a)	5,800	5,798,906
GMAC Mortgage Corp. Loan Trust, Series 2006-HLTV, Class A3, 5.59%, 10/25/29	882	852,645
GMAC Mortgage Servicer Advance Funding Co. Ltd., Series 2010-1A, Class A, 4.25%, 1/15/22 (b)	1,700	1,708,776
GSAMP Trust, Series 2007-HE2, Class A2A, 0.38%, 3/25/47 (a)	1,495	1,415,736
GSRPM Mortgage Loan Trust, Series 2006-2, Class A1A, 0.40%, 9/25/36 (a)(b)	533	527,354

247 See Notes to Financial Statements.

COREALPHA BOND MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2010

(Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)	Value
HSBC Home Equity Loan Trust, Series 2006-2, Class A1, 0.41%, 3/20/36 (a)	$4,635	$4,340,558
Home Equity Asset Trust:
Series 2005-2, Class M2, 0.74%, 7/25/35 (a)	4,200	3,937,907
Series 2006-1, Class 2A4, 0.59%, 4/25/36 (a)	4,200	3,430,564
IndyMac Residential Asset Backed Trust, Series 2007-A, Class 2A1, 0.39%, 4/25/47 (a)	2,843	2,803,668
Lehman XS Trust, Series 2006-GP4, Class 3A1A, 0.33%, 8/25/46 (a)	364	361,173
MBNA Credit Card Master Note Trust:
Series 2004-C1, Class C1, 1.04%, 7/15/13 (a)	4,600	4,599,879
Series 2006-C3, Class C3, 0.55%, 10/15/13 (a)	800	798,011
MBNA Master Credit Card Trust, Series 2001-C, Class C, 7.10%, 9/15/13 (b)	4,525	4,596,979
MASTR Asset Backed Securities Trust:
Series 2006-AB1, Class A2, 0.49%, 2/25/36 (a)	4,276	3,836,724
Series 2006-AM1, Class A2, 0.39%, 1/25/36 (a)	368	363,882
Series 2007-HE1, Class A1, 0.34%, 5/25/37 (a)	1,817	1,752,163
Morgan Stanley Capital, Inc., Series 2006, Class A3, 0.45%, 12/25/35 (a)	2,027	1,999,516
Morgan Stanley Home Equity Loan Trust, Series 2006-1, Class A2B, 0.46%, 12/25/35 (a)	975	955,144
New Century Home Equity Loan Trust, Series 2005-3, Class M1, 0.74%, 7/25/35 (a)	8,200	6,936,011
Park Place Securities, Inc.:
Series 2004-MHQ1, Class M1, 0.96%, 12/25/34 (a)	2,775	2,681,881
Series 2005-WCW3, Class A2C, 0.64%, 8/25/35 (a)	8,100	7,572,666
Residential Asset Mortgage Products, Inc.:
Series 2005-EFC3, Class M1, 0.71%, 8/25/35 (a)	5,547	5,455,484
Series 2007-RZ1, Class A1, 0.33%, 2/25/37 (a)	22	21,514
Residential Asset Securities Corp.:
Series 2005-AHL1, Class A2, 0.53%, 7/25/35 (a)	934	924,862
Series 2005-AHL2, Class A2, 0.52%, 10/25/35 (a)	779	747,748
Series 2005-EMX3, Class M1, 0.69%, 9/25/35 (a)	1,000	936,933
Series 2006-EMX5, Class A2, 0.38%, 7/25/36 (a)	254	253,861
Series 2006-KS1, Class A3, 0.48%, 2/25/36 (a)	1,435	1,335,671
Series 2006-KS5, Class A2, 0.37%, 7/25/36 (a)	353	352,554

Asset-Backed Securities	Par (000)	Value
Series 2006-KS7, Class A2, 0.36%, 9/25/36 (a)	$441	$438,607
Series 2007-KS1, Class A1, 0.32%, 1/25/37 (a)	117	116,404
Series 2007-KS3, Class AI1, 0.37%, 4/25/37 (a)	2,339	2,292,483
Series 2007-KS4, Class A1, 0.36%, 5/25/37 (a)	595	585,218
SG Mortgage Securities Trust, Series 2006-OPT2, Class A3A, 0.31%, 10/25/36 (a)	1,114	1,095,802
SLM Student Loan Trust, Series 2009-C, Class A, 4.50%, 11/16/43 (a)(b)	6,198	6,023,528
Santander Drive Auto Receivables Trust:
Series 2010-2, Class A2, 0.95%, 8/15/13	1,300	1,301,517
Series 2010-B, Class C, 3.02%, 10/17/16 (b)	2,500	2,505,475
Saxon Asset Securities Trust, Series 2005-4, Class A1A, 0.49%, 11/25/37 (a)	2,830	2,626,447
Securitized Asset Backed Receivables LLC Trust:
Series 2005-FR5, Class A1A, 0.55%, 8/25/35 (a)	1,408	1,388,433
Series 2006-OP1, Class A2C, 0.56%, 10/25/35 (a)	4,018	3,609,575
Soundview Home Equity Loan Trust:
Series 2005-OPT4, Class 2A3, 0.52%, 12/25/35 (a)	7,846	7,059,528
Series 2006-EQ1, Class A2, 0.37%, 10/25/36 (a)	5,259	5,169,993
Series 2007-OPT5, Class 2A1, 1.06%, 10/25/37 (a)	156	154,737
Structured Asset Investment Loan Trust:
Series 2005-1, Class A5, 0.61%, 2/25/35 (a)(b)	2,043	2,016,296
Series 2005-11, Class A6, 0.48%, 1/25/36 (a)	2,636	2,429,479
Series 2005-6, Class M1, 0.74%, 7/25/35 (a)	3,900	3,079,436
Structured Asset Securities Corp., Series 2006-OPT1, Class A4, 0.42%, 4/25/36 (a)	3,580	3,234,822
Terwin Mortgage Trust, Series 2005-14HE, Class AF2, 4.85%, 8/25/36	4,510	4,455,884
Wachovia Auto Loan Owner Trust, Series 2007-1, Class D, 5.65%, 2/20/13	2,600	2,621,811
Wheels SPV LLC, Series 2009-1, Class A, 1.81%, 3/15/18 (a)(b)	5,984	6,024,524
Total Asset-Backed Securities — 11.9%		255,259,701

Corporate Bonds
Aerospace & Defense — 0.4%
BE Aerospace, Inc., 6.88%, 10/01/20	1,900	1,961,750

248	See Notes to Financial Statements.

COREALPHA BOND MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2010

(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value
Aerospace & Defense (concluded)
ITT Corp., 6.13%, 5/01/19	$800	$901,747
L-3 Communications Corp., Series B, 6.38%, 10/15/15	4,843	4,988,290

		7,851,787
Air Freight & Logistics — 0.1%
FedEx Corp., 8.00%, 1/15/19	600	740,134
United Parcel Service, Inc., 4.88%, 11/15/40	400	387,440

		1,127,574
Auto Components — 0.0%
Cooper US, Inc.:
2.38%, 1/15/16	350	345,233
3.88%, 12/15/20	300	293,324

		638,557
Automobiles — 0.1%
Daimler Finance North America LLC, 5.88%, 3/15/11	965	974,785
DaimlerChrysler North America Holding Corp., 8.50%, 1/18/31	1,000	1,336,243

		2,311,028
Beverages — 0.7%
Anheuser-Busch InBev Worldwide, Inc.:
5.38%, 1/15/20	6,400	6,934,963
6.38%, 1/15/40	1,400	1,603,437
Bottling Group LLC, 5.13%, 1/15/19	1,100	1,199,990
Diageo Finance BV, 3.25%, 1/15/15	2,000	2,060,804
Dr Pepper Snapple Group, Inc., 2.35%, 12/21/12	1,000	1,023,332
PepsiCo, Inc.:
5.50%, 1/15/40	2,000	2,114,058
4.88%, 11/01/40	1,000	970,343

		15,906,927
Biotechnology — 0.4%
Amgen, Inc., 6.40%, 2/01/39	900	1,036,461
Biogen Idec, Inc., 6.88%, 3/01/18	3,500	3,945,763
Celgene Corp., 3.95%, 10/15/20	4,000	3,802,940
Genentech, Inc., 4.75%, 7/15/15	625	688,184

		9,473,348
Building Products — 0.0%
CRH America, Inc., 6.00%, 9/30/16	800	853,646
Capital Markets — 1.1%
The Bear Stearns Cos., Inc., 6.40%, 10/02/17	2,500	2,850,095

Corporate Bonds	Par (000)	Value
Capital Markets (concluded)
The Bear Stearns Cos., Inc./JPMorgan Chase & Co., 5.70%, 11/15/14	$3,600	$3,955,497
Credit Suisse First Boston USA, Inc.:
5.13%, 1/15/14 (c)	1,400	1,523,487
4.88%, 1/15/15	900	970,335
The Goldman Sachs Group, Inc.:
5.95%, 1/18/18	1,500	1,627,325
6.15%, 4/01/18	1,500	1,651,790
7.50%, 2/15/19	1,200	1,399,189
6.75%, 10/01/37	1,650	1,686,953
Merrill Lynch & Co., Inc., 6.88%, 4/25/18 (c)	2,350	2,571,741
Morgan Stanley:
6.00%, 4/28/15	1,400	1,516,204
6.25%, 8/28/17	1,500	1,615,749
5.63%, 9/23/19	2,000	2,039,366
Series F, 5.95%, 12/28/17	850	899,334

		24,307,065
Chemicals — 0.6%
Eastman Chemical Co., 3.00%, 12/15/15	2,300	2,271,832
Nalco Co., 6.63%, 1/15/19 (b)	3,500	3,578,750
PPG Industries, Inc.:
6.65%, 3/15/18	2,200	2,530,295
3.60%, 11/15/20	2,000	1,862,398
Yara International ASA, 7.88%, 6/11/19 (b)	1,900	2,264,391

		12,507,666
Commercial Banks — 2.1%
Abbey National Treasury Services Plc, 3.88%, 11/10/14 (b)	2,500	2,477,345
American Express Bank FSB, 5.55%, 10/17/12	1,800	1,925,312
Australia & New Zealand Banking Group Ltd., 2.40%, 1/11/13 (b)	2,800	2,845,363
BNP Paribas/BNP Paribas LLC, 2.13%, 12/21/12	4,000	4,064,476
Credit Suisse New York, 5.30%, 8/13/19	2,400	2,535,048
Deutsche Bank AG/London, 2.38%, 1/11/13	3,500	3,551,618
Enterprise Products Operating LLC, 5.25%, 1/31/20 (c)	2,000	2,080,380
HSBC Bank USA NA:
4.88%, 8/24/20	1,400	1,391,695
5.88%, 11/01/34	1,700	1,684,056
HSBC Holdings Plc:
5.25%, 12/12/12	3,000	3,190,401
6.50%, 9/15/37	1,400	1,466,136
JPMorgan Chase Bank NA, Series BKNT, 6.00%, 10/01/17	800	886,850
Lloyds TSB Bank Plc, 4.38%, 1/12/15 (b)	2,500	2,499,430
Wachovia Bank NA, 6.00%, 11/15/17	5,400	5,991,111

249 See Notes to Financial Statements.

COREALPHA BOND MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2010

(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value
Commercial Banks (concluded)
Wells Fargo & Co., 5.25%, 10/23/12	$7,700	$8,255,000

		44,844,221
Commercial Services & Supplies — 0.0%
Iron Mountain, Inc., 8.38%, 8/15/21	580	622,050
Communications Equipment — 0.4%
Motorola, Inc., 8.00%, 11/01/11	4,600	4,844,522
Omnicom Group, Inc., 4.45%, 8/15/20	3,800	3,718,410

		8,562,932
Computers & Peripherals — 0.1%
International Business Machines Corp., 7.63%, 10/15/18	2,050	2,609,566
Consumer Finance — 0.8%
American Express Co., 8.13%, 5/20/19	4,800	5,972,213
American Express Credit Co., 2.75%, 9/15/15	2,600	2,557,583
Capital One Financial Corp., 7.38%, 5/23/14	1,600	1,820,690
Caterpillar Financial Services Corp., 7.05%, 10/01/18	3,000	3,628,899
Ford Motor Credit Co. LLC, 7.00%, 4/15/15	2,500	2,686,530
HSBC Finance Corp., 6.68%, 1/15/21 (b)	750	757,711

		17,423,626
Containers & Packaging — 0.5%
Ball Corp., 5.75%, 5/15/21	2,900	2,805,750
Crown Americas LLC and Crown Americas Capital Corp. II, 7.63%, 5/15/17	3,900	4,192,500
Sealed Air Corp.:
7.88%, 6/15/17	840	923,746
6.88%, 7/15/33 (b)	2,000	1,875,294

		9,797,290
Diversified Financial Services — 1.4%
Associates Corp. of North America, 6.95%, 11/01/18	1,500	1,639,423
Bank of America Corp.:
4.50%, 4/01/15	4,300	4,370,240
3.70%, 9/01/15 (c)	1,000	991,365
5.65%, 5/01/18	1,500	1,532,658
5.49%, 3/15/19 (c)	1,500	1,463,183
Citigroup, Inc.:
6.50%, 8/19/13	1,400	1,537,283
6.38%, 8/12/14	1,400	1,547,290
6.13%, 11/21/17	1,000	1,095,886
8.50%, 5/22/19	1,600	1,986,296
8.13%, 7/15/39	600	763,282
General Electric Capital Corp.:
2.25%, 11/09/15	2,000	1,922,710

Corporate Bonds	Par (000)	Value
Diversified Financial Services (concluded)
4.38%, 9/16/20	$4,000	$3,936,628
6.75%, 3/15/32	500	566,059
6.88%, 1/10/39	1,000	1,155,660
Genworth Global Funding Trusts, 5.75%, 5/15/13	1,000	1,046,106
JPMorgan Chase & Co., 4.75%, 5/01/13	3,100	3,318,972
SLM Corp., 8.00%, 3/25/20	950	963,210

		29,836,251
Diversified Telecommunication Services — 1.5%
AT&T, Inc.:
4.95%, 1/15/13	1,500	1,607,806
6.55%, 2/15/39 (c)	2,000	2,176,908
5.35%, 9/01/40 (b)	1,231	1,157,714
BellSouth Corp., 6.55%, 6/15/34	2,400	2,524,090
British Telecommunications Plc, 9.88%, 12/15/30	400	533,132
CenturyLink, Inc., 6.15%, 9/15/19 (c)	100	100,303
Frontier Communications Corp.: 7.88%, 4/15/15	900	983,250
8.25%, 4/15/17	1,500	1,646,250
Qwest Corp., 8.38%, 5/01/16	3,300	3,910,500
Telecom Italia Capital SA, 7.00%, 6/04/18	1,600	1,694,123
Telefonica Emisiones SAU, 5.86%, 2/04/13	3,600	3,843,677
Verizon Communications, Inc.:
8.75%, 11/01/18	2,000	2,611,632
6.90%, 4/15/38 (c)	900	1,049,718
8.95%, 3/01/39	500	712,545
7.35%, 4/01/39	1,700	2,090,964
Virgin Media Secured Finance Plc, 6.50%, 1/15/18	2,600	2,736,500
Windstream Corp.:
8.63%, 8/01/16	2,250	2,368,125
7.88%, 11/01/17	1,350	1,419,187

		33,166,424
Electric Utilities — 1.3%
Commonwealth Edison Co.:
4.70%, 4/15/15	1,000	1,083,155
5.88%, 2/01/33	3,500	3,611,454
Duke Energy Corp., 5.05%, 9/15/19	2,000	2,119,196
FirstEnergy Solutions Corp., 6.05%, 8/15/21	1,200	1,232,722
MidAmerican Energy Holdings Co., 5.75%, 4/01/18	6,550	7,380,861
Northern States Power Co, 5.25%, 7/15/35	2,500	2,534,203
Oncor Electric Delivery Co. LLC, 5.95%, 9/01/13	2,750	3,044,943
Pacific Gas & Electric Co., 5.63%, 11/30/17	1,500	1,688,721

250	See Notes to Financial Statements.

COREALPHA BOND MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2010

(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value
Electric Utilities (concluded)
PacifiCorp, 5.50%, 1/15/19	$1,300	$1,465,747
Progress Energy, Inc., 4.88%, 12/01/19	3,100	3,253,310
Southern Co., 4.15%, 5/15/14	900	947,238

		28,361,550
Electronic Equipment, Instruments & Components — 0.2%
Corning, Inc., 4.25%, 8/15/20	600	592,522
Tyco Electronics Group SA, 6.55%, 10/01/17	2,900	3,295,603

		3,888,125
Food & Staples Retailing — 0.1%
The Kroger Co., 6.90%, 4/15/38	400	458,654
Wal-Mart Stores, Inc., 4.88%, 7/08/40	1,700	1,619,568

		2,078,222
Food Products — 0.7%
General Mills, Inc., 5.65%, 2/15/19	1,400	1,558,557
HJ Heinz Finance Co., 7.13%, 8/01/39 (b)	1,400	1,646,285
Hershey Co. (The), 4.13%, 12/01/20	1,550	1,563,172
Kellogg Co.:
5.13%, 12/03/12	2,300	2,464,995
4.45%, 5/30/16	100	107,637
Series B, 7.45%, 4/01/31	100	125,323
Kraft Foods, Inc., 5.38%, 2/10/20	3,600	3,874,568
Mead Johnson Nutrition Co., 4.90%, 11/01/19	2,400	2,531,674

		13,872,211
Health Care Equipment & Supplies — 0.2%
Covidien International Finance SA, 6.55%, 10/15/37	1,600	1,899,453
Hospira, Inc., 5.60%, 9/15/40	300	294,857
Zimmer Holdings, Inc., 4.63%, 11/30/19	1,450	1,488,808

		3,683,118
Health Care Providers & Services — 1.0%
AmerisourceBergen Corp.,
4.88%, 11/15/19	900	917,791
CIGNA Corp., 4.38%, 12/15/20	1,900	1,854,708
Cardinal Health, Inc., 4.63%, 12/15/20	4,300	4,290,390
DaVita, Inc.:
6.38%, 11/01/18	2,950	2,935,250
6.63%, 11/01/20	2,200	2,178,000
Express Scripts, Inc., 6.25%, 6/15/14	2,200	2,459,516

Corporate Bonds	Par (000)	Value
Health Care Providers & Services (concluded)
Humana, Inc., 6.45%, 6/01/16	$2,400	$2,625,360
Laboratory Corp. of America Holdings, 3.13%, 5/15/16	1,600	1,581,283
UnitedHealth Group, Inc.:
6.88%, 2/15/38	1,700	1,979,162
5.70%, 10/15/40	250	248,916

		21,070,376
Hotels, Restaurants & Leisure — 1.0%
Host Hotels & Resorts, Inc., 6.00%, 11/01/20 (b)	5,200	5,122,000
McDonald’s Corp.:
6.30%, 10/15/37	1,000	1,179,018
5.70%, 2/01/39	1,100	1,197,882
4.88%, 7/15/40	1,600	1,557,253
Wyndham Worldwide Corp., 6.00%, 12/01/16	3,850	4,028,775
Yum! Brands, Inc.:
4.25%, 9/15/15	2,000	2,110,374
6.25%, 3/15/18	2,500	2,822,732
3.88%, 11/01/20 (c)	1,500	1,432,931
6.88%, 11/15/37	2,100	2,383,313

		21,834,278
Household Durables — 0.0%
Stanley Black & Decker, Inc., 5.20%, 9/01/40	600	563,783
Independent Power Producers & Energy Traders — 0.2%
Constellation Energy Group, Inc., 5.15%, 12/01/20	3,200	3,150,394
Exelon Generation Co. LLC, 5.75%, 10/01/41	500	476,380

		3,626,774
Industrial Conglomerates — 0.2%
Tyco International Finance SA, 8.50%, 1/15/19	3,900	4,991,938
Insurance — 0.9%
Allstate Life Global Funding Trusts, 5.38%, 4/30/13	5,250	5,717,040
American International Group, 6.40%, 12/15/20	1,200	1,259,051
Marsh & McLennan Cos., Inc.:
5.75%, 9/15/15	400	430,534
9.25%, 4/15/19	2,300	2,901,926
Metropolitan Life Global Funding I, 2.50%, 1/11/13 (b)	2,500	2,554,600
Northwestern Mutual Life Insurance, 6.06%, 3/30/40 (b)	2,700	2,982,269
Prudential Financial, Inc.:
5.15%, 1/15/13	1,750	1,866,540
7.38%, 6/15/19	1,000	1,179,039

		18,890,999
Internet & Catalog Retail — 0.2%
Expedia, Inc., 5.95%, 8/15/20	3,100	3,115,500

251 See Notes to Financial Statements.

COREALPHA BOND MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2010

(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value
Internet Software & Services — 0.1%
Digital Realty Trust LP, 5.88%, 2/01/20	$2,800	$2,848,588
IT Services — 0.5%
International Business Machines Corp.:
2.00%, 1/05/16	8,600	8,408,908
5.60%, 11/30/39	1,600	1,743,246

		10,152,154
Life Sciences Tools & Services — 0.5%
Bio-Rad Laboratories, Inc., 4.88%, 12/15/20	4,100	3,981,010
Life Technologies Corp., 3.50%, 1/15/16	4,400	4,386,589
Thermo Fisher Scientific, Inc., 3.25%, 11/20/14	1,600	1,645,161

		10,012,760
Machinery — 0.2%
Case New Holland, Inc., 7.75%, 9/01/13	3,191	3,430,325
Media — 1.5%
CSC Holdings, Inc., 7.63%, 7/15/18	4,400	4,774,000
Comcast Corp., 5.70%, 5/15/18	7,050	7,758,708
DirecTV Holdings LLC, 5.20%, 3/15/20	2,500	2,591,707
DISH DBS Corp., 6.38%, 10/01/11 (c)	500	515,000
DirecTV Holdings LLC / DirecTV Financing Co., Inc.:
7.63%, 5/15/16	4,800	5,322,000
5.88%, 10/01/19	1,500	1,630,265
Discovery Communications LLC, 6.35%, 6/01/40	1,000	1,080,081
NBC Universal, Inc., 6.40%, 4/30/40 (b)	500	530,982
News America, Inc., 5.65%, 8/15/20 (c)	1,400	1,570,117
TCM Mobile LLC, 3.55%, 1/15/15 (b)	1,600	1,633,082
Time Warner, Inc.:
7.70%, 5/01/32	500	610,346
6.20%, 3/15/40	600	637,832
Viacom, Inc.:
4.38%, 9/15/14	1,300	1,384,006
6.88%, 4/30/36	2,700	3,097,850

		33,135,976
Metals & Mining — 0.7%
Barrick Australian Finance Pty Ltd., 5.95%, 10/15/39	400	423,545
Freeport-McMoRan Copper & Gold, Inc., 8.38%, 4/01/17	2,200	2,433,750
Rio Tinto Finance USA Ltd., 9.00%, 5/01/19	5,300	7,118,144
Vale Overseas Ltd.:
6.88%, 11/21/36	1,000	1,099,982
6.88%, 11/10/39	2,100	2,320,353

Corporate Bonds	Par (000)	Value
Metals & Mining (concluded)
Xstrata Canada Corp., 6.20%, 6/15/35	$1,000	$1,006,108

		14,401,882
Multi-Utilities — 0.3%
Dominion Resources, Inc., 6.40%, 6/15/18	4,050	4,711,993
PSEG Power LLC, 6.95%, 6/01/12	2,300	2,479,768

		7,191,761
Oil, Gas & Consumable Fuels — 2.0%
Anadarko Petroleum Corp., 6.20%, 3/15/40	1,300	1,269,037
Apache Corp.:
5.10%, 9/01/40	700	680,146
5.25%, 2/01/42	1,900	1,888,102
BP Capital Markets Plc, 3.13%, 10/01/15	700	699,519
ConocoPhillips Canada Funding Co. I, 5.63%, 10/15/16	500	568,291
EnCana Corp., 6.50%, 5/15/19 (c)	400	474,104
Energy Transfer Partners LP:
9.70%, 3/15/19	1,900	2,455,674
9.00%, 4/15/19	800	1,002,222
Enterprise Products Operating LLC:
7.50%, 2/01/11	3,600	3,615,905
5.75%, 3/01/35	1,500	1,480,596
LINN Energy LLC FIN Corp., 8.63%, 4/15/20 (b)	3,200	3,448,000
Marathon Oil Corp., 6.60%, 10/01/37	900	1,028,015
Petrobras International Finance Co.:
5.75%, 1/20/20	2,000	2,075,136
6.88%, 1/20/40	1,270	1,334,012
Petronas Capital Ltd.,
5.25%, 8/12/19	2,200	2,359,650
Plains All American Pipeline LP/PAA Finance Corp.:
8.75%, 5/01/19	600	744,597
5.75%, 1/15/20	3,000	3,195,414
6.70%, 5/15/36	1,000	1,043,718
TransCanada PipeLines Ltd.:
6.50%, 8/15/18	6,250	7,377,231
3.80%, 10/01/20	4,200	4,098,473
7.63%, 1/15/39	600	775,841
Williams Partners LP,
3.80%, 2/15/15	800	826,722

		42,440,405
Paper & Forest Products — 0.1%
International Paper Co., 9.38%, 5/15/19	1,600	2,058,062
Pharmaceuticals — 0.3%
Abbott Laboratories, 5.30%, 5/27/40	1,400	1,438,002
AstraZeneca Plc, 6.45%, 9/15/37	1,500	1,780,810
GlaxoSmithKline Capital, Inc., 6.38%, 5/15/38	500	590,953

252	See Notes to Financial Statements.

COREALPHA BOND MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2010

(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value
Pharmaceuticals (concluded)
Johnson & Johnson, 4.50%, 9/01/40	$1,800	$1,704,049
Pfizer, Inc., 6.20%, 3/15/19	1,500	1,757,041

		7,270,855
Professional Services — 0.0%
Dun & Bradstreet Corp., 2.88%, 11/15/15	600	586,519
Real Estate Investment Trusts (REITs) — 0.4%
Plum Creek Timberlands LP, 4.70%, 3/15/21	600	571,027
Simon Property Group LP, 5.65%, 2/01/20	2,800	3,028,855
TransDigm, Inc., 7.75%, 12/15/18 (b)	4,200	4,347,000

		7,946,882
Road & Rail — 0.3%
CSX Corp.:
5.75%, 3/15/13	2,600	2,834,871
5.50%, 4/15/41	800	786,044
Norfolk Southern Corp., 5.75%, 1/15/16	1,100	1,236,074
Union Pacific Corp., 6.13%, 2/15/20 (c)	1,300	1,483,493

		6,340,482
Semiconductors & Semiconductor Equipment — 0.0%
Broadcom Corp., 2.38%, 11/01/15 (b)	300	292,034
Software — 0.1%
Oracle Corp.:
5.25%, 1/15/16	1,500	1,686,423
5.75%, 4/15/18	550	629,170

		2,315,593
Specialty Retail — 0.5%
AutoZone, Inc., 4.00%, 11/15/20	3,600	3,400,099
Limited Brands, Inc., 8.50%, 6/15/19	4,000	4,570,000
The Sherwin-Williams Co., 3.13%, 12/15/14	3,300	3,395,459

		11,365,558
Thrifts & Mortgage Finance — 0.0%
Countrywide Home Loans, Inc., 4.00%, 3/22/11 (c)	800	805,833
Tobacco — 0.9%
Altria Group, Inc.:
9.70%, 11/10/18	2,750	3,627,872
9.25%, 8/06/19	1,100	1,435,544
9.95%, 11/10/38	1,200	1,690,958
Lorillard Tobacco Co., 8.13%, 5/01/40	1,300	1,332,971
Philip Morris International, Inc.:
4.88%, 5/16/13	2,200	2,381,614
5.65%, 5/16/18	1,300	1,465,651
6.38%, 5/16/38	1,500	1,741,031

Corporate Bonds	Par (000)	Value
Tobacco (concluded)
Reynolds American, Inc., 1.00%, 6/15/11 (a)	$5,060	$5,066,026

		18,741,667
Wireless Telecommunication Services — 0.4%
America Movil SAB de CV, 5.00%, 3/30/20	2,800	2,910,454
American Tower Corp.:
4.50%, 1/15/18	2,100	2,081,659
5.05%, 9/01/20 (c)	2,300	2,261,898
Vodafone Group Plc, 5.63%, 2/27/17	950	1,060,530

		8,314,541
Total Corporate Bonds — 25.0%		537,468,709

Foreign Agency Obligations
Brazilian Government International Bond:
5.88%, 1/15/19	7,600	8,436,000
5.63%, 1/07/41	1,500	1,488,750
Indonesia Government International Bond, 5.88%, 3/13/20 (b)	1,800	1,975,500
Peruvian Government International Bond, 7.13%, 3/30/19 (c)	1,900	2,270,500
Republic of Turkey, 7.50%, 11/07/19	2,000	2,380,000
South Africa Government International Bond:
6.88%, 5/27/19	2,100	2,459,625
5.50%, 3/09/20	2,000	2,127,500
Total Foreign Agency Obligations — 1.0%		21,137,875

Non-Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations — 3.0%
Arran Residential Mortgages Funding Plc, Series 2010-1A, Class A1C, 1.58%, 5/16/47 (a)(b)	4,090	4,086,675
Banc of America Funding Corp., Series 2006-G, Class 2A2, 0.34%, 7/20/36 (a)	1,007	1,004,560
Citicorp Mortgage Securities, Inc., Series 2006-1, Class 2A1, 5.00%, 2/25/21	1,572	1,538,500
Countrywide Alternative Loan Trust:
Series 2006-HY12, Class A1,
5.87%, 8/25/36 (a)	1,234	1,229,637
Series 2006-OA2, Class A2A, 0.41%, 5/20/46 (a)	228	222,913
Countrywide Home Loan Mortgage Pass Through Trust, Series 2004-13, Class 1A1, 5.50%, 8/25/34	1,319	1,321,562
First Horizon Asset Securities, Inc., Series 2006-2, Class 1A6, 6.00%, 8/25/36	941	955,630
Fosse Master Issuer Plc, Series 2006-1A, Class A2, 0.35%, 10/18/54 (a)(b)	1,818	1,816,270

253 See Notes to Financial Statements.

COREALPHA BOND MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2010

(Percentages shown are based on Net Assets)

Non-Agency Mortgage-Backed Securities	Par (000)	Value
Collateralized Mortgage Obligations (concluded)
GSR Mortgage Loan Trust, Series 2006-AR1, Class 2A2, 2.96%, 1/25/36 (a)	$4,459	$4,311,400
Greenpoint Mortgage Funding Trust, Series 2006-AR4, Class A1A, 0.36%, 9/25/46 (a)	355	349,520
HSI Asset Securitization Corp. Trust, Series 2005, Class 2A4, 0.65%, 8/25/35 (a)	1,559	1,461,115
Holmes Master Issuer Plc, Series 2007-2A, Class 3A1, 0.37%, 7/15/21 (a)	4,802	4,768,468
JPMorgan Alternative Loan Trust, Series 2006-A7, Class 1A2, 0.32%, 12/25/36 (a)	8,029	7,913,416
Opteum Mortgage Acceptance Corp., Series 2005-3, Class A1B, 0.52%, 7/25/35 (a)	1,426	1,345,324
Permanent Financing Plc, Series 9A, Class 3A, 0.40%, 6/10/33 (a)(b)	3,550	3,540,497
Residential Accredit Loans, Inc.:
Series 2004-QS9, Class A1,
5.00%, 6/25/19	875	863,968
Series 2006-QO7, Class 3A1, 0.36%, 9/25/46 (a)	3,084	2,993,425
Structured Asset Mortgage Investments, Inc., Series 2007-AR4, Class A1, 0.46%, 9/25/47 (a)	4,248	4,173,833
Thornburg Mortgage Securities Trust:
Series 2007-1, Class A2B,
0.35%, 3/25/37 (a)	4,283	4,178,320
Series 2007-2, Class A1, 0.39%, 6/25/37 (a)	786	757,968
Series 2007-2, Class A3A, 0.38%, 6/25/37 (a)	9,912	9,752,139
WaMu Mortgage Pass Through Certificates:
Series 2005-AR15, Class A1B1,
0.51%, 11/25/45 (a)	852	841,567
Series 2005-AR15, Class A1C2, 0.64%, 11/25/45 (a)	705	699,259
Wells Fargo Mortgage Backed Securities Trust:
Series 2005-7, Class A3,
5.25%, 9/25/35	1,433	1,430,853
Series 2005-AR14, Class A2, 5.37%, 8/25/35 (a)	2,914	2,931,318

		64,488,137
Commercial Mortgage-Backed Securities 4.7%
Banc of America Commercial Mortgage, Inc.:
Series 2004-5, Class A2,
4.18%, 11/10/41	6	5,715
Series 2006-2, Class A4, 5.74%, 5/10/45 (a)	3,245	3,552,504
Bear Stearns Commercial Mortgage Securities, Series 2001-TOP2, Class A2, 6.48%, 2/15/35	4,057	4,071,279
CW Capital Cobalt Ltd., Series 2006-C1, Class A4, 5.22%, 8/15/48	3,000	3,122,663

Non-Agency Mortgage-Backed Securities	Par (000)	Value
Commercial Mortgage-Backed Securities (concluded)
Citigroup Commercial Mortgage Trust, Series 2008-C7, Class A4, 6.18%, 12/10/49 (a)	$2,500	$2,687,250
Credit Suisse First Boston Mortgage
Securities Corp.:
Series 2001-CF2, Class A4,
6.51%, 2/15/34	540	540,164
Series 2001-CK3, Class A4, 6.53%, 6/15/34	2,119	2,129,360
GE Capital Commercial Mortgage Corp., Series 2007-C1, Class A2, 5.42%, 12/10/49	1,945	1,983,877
Greenwich Capital Commercial Funding Corp., Series 2005-GG5, Class A5, 5.22%, 4/10/37 (a)	1,000	1,061,155
JPMorgan Chase Commercial Mortgage
Securities Corp.:
Series 2001-CIB3, Class A3, 6.47%, 11/15/35	4,815	4,943,375
Series 2002-CIB4, Class A3, 6.16%, 5/12/34	7,345	7,634,561
Series 2004-CBX, Class A3, 4.18%, 1/12/37	1,608	1,609,825
Series 2005-CB12, Class A3A1, 4.82%, 9/12/37	6,500	6,576,906
Series 2007-CB19, Class A3, 5.74%, 2/12/49 (a)	4,300	4,487,314
Series 2007-LDPX, Class A1S, 4.93%, 1/15/49	9,606	9,746,673
LB-UBS Commercial Mortgage Trust:
Series 2001-C2, Class A2, 6.65%, 11/15/27	2,649	2,655,099
Series 2004-C4, Class A2, 4.57%, 6/15/29 (a)	4,107	4,117,821
Series 2006-C1, Class A4, 5.16%, 2/15/31	2,800	2,990,898
Series 2006-C7, Class A2, 5.30%, 11/15/38	6,600	6,735,344
Series 2006-C7, Class A3, 5.35%, 11/15/38	2,000	2,114,519
Series 2007-C6, Class A4, 5.86%, 7/15/40 (a)	5,700	5,988,819
Merrill Lynch Countrywide Commercial Mortgage Trust, Series 2006-1, Class A2, 5.44%, 2/12/39 (a)	2,850	2,859,065
Morgan Stanley Capital I, Series 2007-IQ16, Class A4, 5.81%, 12/12/49	7,100	7,586,545
Wachovia Bank Commercial Mortgage Trust:
Series 2006-C23, Class A5,
5.42%, 1/15/45 (a)	5,700	6,077,712
Series 2007-C34, Class A3, 5.68%, 5/15/46	6,000	6,260,570

		101,539,013
Total Non-Agency Mortgage-Backed Securities — 7.7%		166,027,150

254	See Notes to Financial Statements.

COREALPHA BOND MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2010

(Percentages shown are based on Net Assets)

Preferred Securities	Par (000)	Value
Capital Trusts
Insurance — 0.3%
AON Corp.,
8.21%, 1/01/27	$1,700	$1,827,534
Chubb Corp.:
6.00%, 5/11/37	800	866,986
6.38%, 3/29/67 (a)	2,550	2,658,375
The Travelers Cos., Inc., 6.25%, 6/15/37	1,000	1,111,328

		6,464,223
Total Capital Trusts — 0.3%		6,464,223
	Shares
Trust Preferred — 0.2%
Diversified Financial Services — 0.2%
JPMorgan Chase Capital XXVII,
7.00%, 11/01/39	3,500	3,664,598
Total Preferred Securities — 0.5%		10,128,821
Taxable Municipal Bonds	Par (000)
Chicago, Illinois Waterworks Revenue, 6.74%, 11/01/40	150	146,295
Massachusetts State Transportation Fund Revenue, 5.73%, 6/01/40	150	157,935
New Jersey State Turnpike Authority Revenue, 7.10%, 1/01/41	700	758,681
New York City Transitional Finance Authority Revenue, 5.57%, 11/01/38	450	435,992
Orange County Local Transportation Authority Sales Tax Revenue, 6.91%, 2/15/41	450	468,639
Port Authority of New York & New Jersey Revenue, 5.65%, 11/01/40	800	772,880
San Diego County Regional Transportation Commission Revenue, 5.91%, 4/01/39	600	589,200
San Francisco City & County Public Utilities Commission Revenue, 6.95%, 11/01/31	900	927,225
State of California:
7.55%, 4/01/39	400	414,856
7.63%, 3/01/40	1,150	1,199,921
7.60%, 11/01/40	250	260,338
State of Illinois, 2.77%, 1/01/12	5,200	5,212,896
State of Mississippi, 5.25%, 11/01/34	600	573,972
University of Missouri System Facilities Revenue, 5.79%, 11/01/39	300	310,197
Total Taxable Municipal Bonds — 0.6%		12,229,027

U.S. Government Sponsored Agency Securities
Interest Only Collateralized Mortgage Obligations — 0.0%
Freddie Mac Mortgage Backed Securities:
Series 2989, Class WI,
5.50%, 5/15/29	740	18,100

U.S. Government Sponsored Agency Securities	Par (000)	Value
Interest Only Collateralized Mortgage Obligations (concluded)
Series 3003, Class BI, 5.00%, 12/15/34	$575	$12,952
Series 3016, Class PI, 5.50%, 5/15/29	206	3,054

		34,106
Mortgage-Backed Securities — 62.1%
Fannie Mae Mortgage Backed Securities:
2.59%, 5/01/33 (a)	4,602	4,795,001
2.60%, 8/01/33	3,258	3,402,411
2.92%, 1/01/35 (a)	1,852	1,932,578
3.34%, 4/01/40 (a)	781	807,059
3.50%, 1/01/41 (d)	130,000	124,409,375
4.00%, 8/01/25 — 1/01/41 (d)	212,377	211,956,394
4.50%, 10/01/24 — 1/01/41 (d)	254,612	261,839,416
4.76%, 1/01/36 (a)	2,204	2,312,394
5.00%, 1/01/18 — 1/01/41 (d)	159,484	168,113,486
5.50%, 9/01/19 — 1/01/41 (d)	89,112	95,910,922
6.00%, 11/01/22 — 1/01/41 (d)	79,505	86,654,759
6.50%, 7/01/32 — 10/01/36	22,209	24,897,299
Freddie Mac Mortgage Backed Securities:
2.35%, 10/01/33 (a)	1,844	1,917,470
3.36%, 2/01/40 (a)	5,218	5,406,495
3.50%, 1/01/41 (d)	4,000	4,023,750
4.00%, 4/01/40 — 1/01/41 (d)	27,438	27,631,822
4.50%, 8/01/20 — 1/01/41 (d)	51,888	53,419,104
4.54%, 4/01/38 (a)	8,215	8,653,680
5.00%, 10/01/20 — 1/01/41 (d)	48,657	51,153,071
5.50%, 12/01/27 — 1/01/41 (d)	30,704	32,829,128
6.00%, 12/01/28 — 1/01/41 (d)	22,276	24,253,666
6.24%, 11/01/36 (a)	2,907	3,078,455
6.50%, 5/01/21 — 1/01/36	4,654	5,214,343
Ginnie Mae Mortgage Backed Securities:
4.00%, 12/20/40 — 1/01/41 (d)	9,011	9,081,779
4.50%, 3/15/39 — 1/01/41 (d)	42,399	44,150,795
5.00%, 9/15/39 — 7/20/40	36,567	39,236,547
5.50%, 6/15/34 — 1/01/41 (d)	20,614	22,260,831
6.00%, 1/01/41 (d)	16,000	17,592,500

		1,336,934,530
Total U.S. Government Sponsored Agency Securities — 62.1%		1,336,968,636
U.S. Treasury Obligations
U.S. Treasury Bonds:
6.13%, 8/15/29 (e)	700	885,391
6.25%, 5/15/30	22,400	28,790,989
4.38%, 5/15/40	23,100	23,211,804
3.88%, 8/15/40 (c)	17,300	15,934,926
4.25%, 11/15/40	4,640	4,564,600
U.S. Treasury Notes:
4.00%, 2/15/14 (e)	1,350	1,470,656
3.50%, 5/15/20 (c)	40,900	41,897,142
2.63%, 8/15/20 (c)	35,200	33,371,254
Total U.S. Treasury Obligations — 7.0%		150,126,762
Total Long-Term Investments (Cost — $2,433,619,955) — 115.8%		2,489,346,681

255 See Notes to Financial Statements.

COREALPHA BOND MASTER PORTFOLIO

(Percentages shown are based on Net Assets)

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2010

Short-Term Securities	Shares	Value
Money Market Funds — 24.7%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.25% (f)(g)(h)	519,520,789	$519,520,789
BlackRock Cash Funds: Prime, SL Agency
Shares, 0.24% (f)(g)(h)	12,803,177	12,803,177

		532,323,966
Total Short-Term Securities (Cost — $532,323,966) — 24.7%		532,323,966
Total Investments Before TBA Sale Commitments (Cost — $2,965,943,921*) — 140.05%		3,021,670,647
TBA Sale Commitments (d)	Par (000)
Fannie Mae Mortgage Backed Securities:
3.50%, 1/01/41	$71,000	(67,805,000)
4.00%, 8/01/25 — 1/01/41	238,000	(236,735,625)
4.50%, 10/01/24 — 1/01/41	47,000	(48,241,094)
5.00%, 1/01/18 — 1/01/41	34,000	(35,742,500)
6.00%, 11/01/22 — 1/01/41	55,000	(59,778,125)
Total TBA Sale Commitments (Proceeds — $447,887,724) — (20.8)%		(448,302,344)
Total Investments Net of TBA Sale Commitments — 119.7%		2,573,368,303
Liabilities in Excess of Other Assets — (19.7)%		(422,805,072)

Net Assets — 100.0%		$2,150,563,231

*	The cost and unrealized appreciation (depreciation) of investments as of December 31, 2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$2,971,602,180

Gross unrealized appreciation	$63,629,388
Gross unrealized depreciation	(13,560,921)

Net unrealized appreciation	$50,068,467

(a)	Variable rate security. Rate shown is as of report date.
(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(c)	Security, or a portion of security, is on loan.
(d)	Represents or includes a to-be-announced (“TBA”) transaction. Unsettled TBA transactions as of report date were as follows:

Counterparty	Market Value	Unrealized Appreciation (Depreciation)
Bank of America Securities	$(14,369,688)	$(93,924)
Barclays Capital Inc.	$26,493,594	$506,229
Citigroup Global	$73,416,094	$(80,897)
Credit Suisse Securities LLC	$127,449,844	$(265,544)
Deutsche Bank Securites, Inc.	$(31,292,969)	$162,066
Goldman Sachs & Co.	$30,021,250	$370,350
JPMorgan Securities, Ltd.	$(4,671,250)	$(30,000)
Morgan Stanley Capital Services, Inc.	$(80,231,094)	$(14,056)
Nomura Securities	$4,417,656	$258,817
RBS Securities LLC	$143,589,063	$351,001
UBS Securities LLC	$55,965,000	$112,479
Wells Fargo Securities	$5,222,656	$6,250

(e)	All or a portion of security has been pledged as collateral in connection with open financial futures contracts.

(f)	Investments in companies considered to be an affiliate of the Master Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2009	Net Activity	Shares Held at December 31, 2010	Income
BlackRock Cash Funds: Institutional, SL Agency Shares.	337,863,503	181,657,286	519,520,789	$1,179,974
BlackRock Cash Funds: Prime, SL Agency Shares	9,006,982	3,796,195	12,803,177	$21,394

(g)	Represents the current yield as of report date.
(h)	All or a portion of this security was purchased with the cash collateral from securities loaned.

For Master Portfolio compliance purposes, the Master Portfolio’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Master Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

•	Financial futures contracts purchased as of December 31, 2010 were as follows:

Con- tracts	Issue	Exchange	Expiration Date	Notional Value	Unrealized Appre- ciation (Depre- ciation)
982	2-Year U.S. Treasury Notes	Chicago	March 2011	$214,965,938	$390,523
2,918	5-Year U.S. Treasury Notes	Chicago	March 2011	$343,503,313	(3,604,574)
36	30-Year U.S. Treasury Bonds	Chicago	March 2011	$4,396,500	52,880
262	Ultra Long U.S. Treasury Bonds	Chicago	March 2011	$33,298,563	(619,048)
Total					$(3,780,219)

256	See Notes to Financial Statements.

COREALPHA BOND MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2010

(Percentages shown are based on Net Assets)

•	Financial futures contracts sold as of December 31, 2010 were as follows:

Contracts	Issue	Exchange	Expiration Date	Notional Value	Unrealized Appreciation
908	10-Year U.S. Treasury Notes	Chicago	March 2011	$(109,357,250)	$122,912

•	Interest rate swaps outstanding as of December 31, 2010 were as follows:

Fixed Rate	Floating Rate	Counterparty	Expiration	Notional Amount (000)	Unrealized Appreciation
1.93%(a)	3-month LIBOR	Deutsche Bank AG	October 2017	$35,600	$1,843,823
1.97%(a)	3-month LIBOR	Deutsche Bank AG	October 2017	$4,500	222,056
3.05%(b)	3-month LIBOR	BNP Paribas	December 2017	$4,700	76,329
3.32%(b)	3-month LIBOR	Deutsche Bank AG	August 2040	$14,900	2,045,371
Total					$4,187,579

(a)	Pays fixed interest rate and receives floating rate.

(b)	Pays floating interest rate and receives fixed rate.

•	Credit default swaps on single-name issues — buy protection outstanding as of December 31, 2010 were as follows:

Issuer	Pay Rate	Counterparty	Expiration	Notional Amount (000)	Unrealized Appreciation
General Electric Capital Corp.	3.25%	Deutsche Bank AG	December 2013	$4,000	$181,228
•	Credit default swaps on traded indexes — sold protection outstanding as of December 31, 2010 were as follows:

Issuer	Received Fixed Rate	Counterparty	Expiration	Notional Amount (000)	Unrealized Appreciation
Dow Jones CDX North America Investment Grade	1.00%	UBS AG	December 2015	$103,000	$141,512

•	Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivatives, which are as follows:

•	Level 1 — price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments and derivatives)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Master Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of December 31, 2010 in determining the fair value of the Master Portfolio’s investments and derivatives:

	Investments in Securities
Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets
Investments in Securities:
Long-Term Investments:
Asset-Backed Securities.	—	$255,259,701	—	$255,259,701
Corporate Bonds	—	537,468,709	—	537,468,709
Foreign Agency Obligations	—	21,137,875	—	21,137,875
Non-Agency Mortgage- Backed Securities	—	166,027,150	—	166,027,150
Preferred Securities	—	10,128,821	—	10,128,821
Taxable Municipal Bonds	—	12,229,027	—	12,229,027
U.S. Government Sponsored Agency Securities.	—	1,336,968,636	—	1,336,968,636
U.S. Treasury Obligations	—	150,126,762	—	150,126,762
Short-Term Securities:
Money Market Funds	$532,323,966	—	—	532,323,966
Liabilities
Investments in Securities:
TBA Sale Commitments	—	(448,302,344)	—	(448,302,344)

Total	$532,323,966	$2,041,044,337	—	$2,573,368,303

257 See Notes to Financial Statements.

COREALPHA BOND MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Concluded)

December 31, 2010

	Derivative Financial Instruments[1]
Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets
Credit contracts	—	$322,740	—	$322,740
Interest rate contracts	$122,912	4,187,579	—	4,310,491
Liabilities
Interest rate contracts	(3,780,219)	—	—	(3,780,219)

Total	$(3,657,307)	$4,510,319	—	$853,012

[1]	Derivative financial instruments are swaps and financial futures contracts. Swaps and financial futures contracts are shown at the unrealized appreciation/depreciation on the instrument.

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

Assets	Asset-Backed Securities	Collateralized Mortgage Obligations	Mortgage- Backed Securities	Total
Balance, as of December 31, 2009	$8,831,446	$2,595,153	$21,641,644	$33,068,243
Accrued discounts/premiums	—	—	—	—
Net realized gain (loss)	185,292	28,240	(42,441)	171,091
Net change in unrealized appreciation/depreciation	11,267	(9,076)	114,018	116,209
Purchases	3,637,145	—	—	3,637,145
Sales	(11,249,414)	(1,075,817)	(18,449,886)	(30,775,117)
Transfers in2	—	—	—	—
Transfers out[2]	(1,415,736)	(1,538,500)	(3,263,335)	(6,217,571)

Balance, as of December 31, 2010	—	—	—	—

[2]	The Master Portfolio’s policy is to recognize transfers in and transfers out as of the end of the period of the event or the change in circumstances that caused the transfer.
258	See Notes to Financial Statements.

MASTER INVESTMENT PORTFOLIO

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2010

	LifePath Retirement Master Portfolio	LifePath 2020 Master Portfolio	LifePath 2030 Master Portfolio	LifePath 2040 Master Portfolio	LifePath 2050 Master Portfolio
Assets
Investments at value — affiliated[1,2]	$460,948,981	$981,644,020	$910,845,891	$778,179,153	$66,784,071
Investments at value — Active Stock Master Portfolio	272,611,476	724,236,224	767,320,441	687,896,852	61,094,483
Investments at value — CoreAlpha Bond Master Portfolio	711,674,200	819,101,109	439,888,230	177,729,200	2,094,794
Investments sold receivable	42,582,745	79,025,147	61,662,640	55,294,121	3,727,436
Dividends receivable	309,172	347,269	196,339	85,891	4,161
Securities lending income receivable	18,948	52,795	40,457	33,605	3,577
Interest receivable	22	38	32	25	3

Total assets	1,488,145,544	2,604,406,602	2,179,954,030	1,699,218,847	133,708,525

Liabilities
Collateral on securities loaned at value	84,341,176	205,539,162	174,456,145	158,898,278	12,341,035
Investments purchased payable	—	6,223,625	—	—	155,807
Withdrawals payable to investors	23,609,778	48,593,720	33,342,596	21,051,119	1,805,424
Investment advisory fees payable	40,326	74,359	65,626	52,215	2,793
Professional fees payable	12,791	12,791	12,791	12,791	12,791
Trustees’ fees payable	738	2,028	1,806	1,139	129

Total liabilities	108,004,809	260,445,685	207,878,964	180,015,542	14,317,979

Net Assets	$1,380,140,735	$2,343,960,917	$1,972,075,066	$1,519,203,305	$119,390,546

Net Assets Consist of
Investors’ capital	$1,256,974,680	$2,099,981,510	$1,747,702,629	$1,337,503,957	$104,429,161
Net unrealized appreciation/depreciation	123,166,055	243,979,407	224,372,437	181,699,348	14,961,385

Net Assets	$1,380,140,735	$2,343,960,917	$1,972,075,066	$1,519,203,305	$119,390,546

[1] Investments at cost — affiliated	$389,500,639	$837,702,358	$780,671,649	$675,329,568	$57,732,093

[2] Securities loaned at value	$82,330,622	$201,147,822	$169,890,678	$154,967,640	$12,012,164

259 See Notes to Financial Statements.

MASTER INVESTMENT PORTFOLIO

STATEMENTS OF ASSETS AND LIABILITIES (Concluded)

December 31, 2010

	Active Stock Master Portfolio	CoreAlpha Bond Master Portfolio
Assets
Investments at value — unaffiliated[1,2]	$2,410,740,910	$2,489,346,681
Investments at value — affiliated[3]	293,618,616	532,323,966
TBA sales commitments receivable	—	447,887,724
Investments sold receivable	65,444,086	156,248,137
Dividends receivable	1,939,579	—
Credit default swaps at fair value[4]	—	5,155,175
Securities lending income receivable	203,664	121,825
Interest receivable	368	12,062,649
Margin variation receivable	—	1,221,274
Due from broker — swaps collateral	—	1,030,000
Collateral for open futures contracts	—	2,014,000

Total assets	2,771,947,223	3,647,411,431

Liabilities
Collateral on securities loaned at value	248,089,980	92,408,320
Investments purchased payable	9,790,131	948,302,062
TBA sale commitments (proceeds — $- and $447,887,724, respectively)	—	448,302,344
Margin variation payable	61,624	—
Due to broker — swaps collateral	—	7,196,676
Investment advisory fees payable	357,714	441,833
Administration fees payable	200,553	154,043
Professional fees payable	20,640	27,805
Trustees’ fees payable	2,465	15,117

Total liabilities	258,523,107	1,496,848,200

Net Assets	$2,513,424,116	$2,150,563,231

Net Assets Consist of
Investors’ capital	$2,239,291,725	$2,093,965,808
Net unrealized appreciation/depreciation	274,132,391	56,597,423

Net Assets	$2,513,424,116	$2,150,563,231

[1] Investments at cost — unaffiliated	$2,137,472,148	$2,433,619,955

[2] Securities loaned at value	$241,807,771	$90,177,239

[3] Investments at cost — affiliated	$293,618,616	$532,323,966

[4] Includes premiums paid in the amount of $644,856 for the CoreAlpha Bond Master Portfolio.

260	See Notes to Financial Statements.

MASTER INVESTMENT PORTFOLIO

STATEMENTS OF OPERATIONS

Year Ended December 31, 2010

	LifePath Retirement Master Portfolio	LifePath 2020 Master Portfolio	LifePath 2030 Master Portfolio	LifePath 2040 Master Portfolio	LifePath 2050 Master Portfolio
Investment Income
Dividends — affiliated	$8,239,820	$17,977,643	$17,578,403	$15,286,268	$1,144,952
Securities lending — affiliated	302,096	661,474	667,815	605,002	32,828
Income — affiliated	6,428	11,971	10,797	8,279	1,315
Net investment income allocated from the Active Stock Master and CoreAlpha Bond Master:
Dividends	4,214,300	10,793,464	11,200,341	10,114,546	689,418
Interest	24,024,754	25,900,387	13,446,727	5,480,100	56,415
Expenses	(3,062,537)[1]	(4,319,452)[1]	(3,150,688)[1]	(2,187,195)[1]	(115,610)[1]

Total income	33,724,861	51,025,487	39,753,395	29,307,000	1,809,318

Expenses
Investment advisory	4,491,543	7,223,037	5,892,043	4,537,180	271,881
Professional	16,415	18,978	17,965	16,995	13,836
Independent Trustees	38,112	58,406	48,490	38,377	7,232

Total expenses	4,546,070	7,300,421	5,958,498	4,592,552	292,949
Less fees waived by advisor	(4,210,408)	(6,831,268)	(5,617,067)	(4,360,963)	(278,698)

Total expenses after fees waived	335,662	469,153	341,431	231,589	14,251

Net investment income	33,389,199	50,556,334	39,411,964	29,075,411	1,795,067

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — unaffiliated	36,228	62,661	25,700	38,851	—
Investments — affiliated	2,383,495	(7,714,273)	(5,958,157)	(7,217,311)	745,242
Allocations from the Active Stock Master and CoreAlpha Bond Master from investments, financial futures contracts and swaps	36,485,361	58,949,629	50,320,311	41,943,224	1,276,706

	38,905,084	51,298,017	44,387,854	34,764,764	2,021,948

Net change in unrealized appreciation/depreciation on:
Investments — affiliated	40,652,398	102,314,342	96,516,146	85,355,355	5,668,214
Allocated from the Active Stock Master and CoreAlpha Bond Master from investments, financial futures contracts and swaps	9,559,056	27,469,273	28,899,070	22,673,265	4,178,555

	50,211,454	129,783,615	125,415,216	108,028,620	9,846,769

Total realized and unrealized gain	89,116,538	181,081,632	169,803,070	142,793,384	11,868,717

Net Increase in Net Assets Resulting from Operations	$122,505,737	$231,637,966	$209,215,034	$171,868,795	$13,663,784

[1]Net of fees waived	$197,341	$455,084	$453,017	$398,562	$27,592

261 See Notes to Financial Statements.

MASTER INVESTMENT PORTFOLIO

STATEMENTS OF OPERATIONS (Concluded)

Year Ended December 31, 2010

	Active Stock Master Portfolio	CoreAlpha Bond Master Portfolio
Investment Income
Dividends	$37,050,530	$—
Securities lending — affiliated	1,251,974	154,411
Income — affiliated	110,063	1,046,957
Interest	6,155	66,340,026
Foreign taxes withheld	(36,357)	—

Total income	38,382,365	67,541,394

Expenses
Investment advisory	5,357,466	4,770,173
Administration	2,142,986	1,908,069
Professional	27,163	33,755
Independent Trustees	60,421	67,301

Total expenses excluding interest expense	7,588,036	6,779,298
Interest expense	—	279

Total expenses	7,588,036	6,779,577
Less fees waived by advisor	(1,430,634)	(101,057)

Total expenses after fees waived	6,157,402	6,678,520

Net investment income	32,224,963	60,862,874

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	144,755,801	18,944,474
Financial futures contracts	5,998,496	20,944,942
Swaps	—	(1,666,688)

	150,754,297	38,222,728

Net change in unrealized appreciation/depreciation on:
Investments	75,790,821	11,491,700
Financial futures contracts	630,541	158,470
Swaps	—	4,751,828

	76,421,362	16,401,998

Total realized and unrealized gain	227,175,659	54,624,726

Net Increase in Net Assets Resulting from Operations	$259,400,622	$115,487,600

262	See Notes to Financial Statements.

MASTER INVESTMENT PORTFOLIO

STATEMENTS OF CHANGES IN NET ASSETS

	LifePath Retirement Master Portfolio		LifePath 2020 Master Portfolio
	Year Ended December 31,		Year Ended December 31,
Increase (Decrease) in Net Assets:	2010	2009	2010	2009
Operations
Net investment income	$33,389,199	$13,421,748	$50,556,334	$44,752,714
Net realized gain (loss)	38,905,084	(10,743,532)	51,298,017	(119,564,329)
Net change in unrealized appreciation/depreciation	50,211,454	104,466,686	129,783,615	385,023,597

Net increase in net assets resulting from operations	122,505,737	107,144,902	231,637,966	310,211,982

Capital Transactions
Proceeds from contributions	188,899,681	155,214,316	403,212,898	450,201,397
Proceeds from contributions in connection with the acquisition	—	746,169,381	—	—
Fair value of withdrawals	(96,571,523)	(96,825,377)	(70,562,768)	(226,411,370)

Net increase in net assets derived from capital transactions	92,328,158	804,558,320	332,650,130	223,790,027

Net Assets
Total increase in net assets	214,833,895	911,703,222	564,288,096	534,002,009
Beginning of year	1,165,306,840	253,603,618	1,779,672,821	1,245,670,812

End of year	$1,380,140,735	$1,165,306,840	$2,343,960,917	$1,779,672,821

	LifePath 2030 Master Portfolio		LifePath 2040 Master Portfolio
	Year Ended December 31,		Year Ended December 31,
Increase (Decrease) in Net Assets:	2010	2009	2010	2009
Operations
Net investment income	$39,411,964	$33,402,964	$29,075,411	$24,752,335
Net realized gain (loss)	44,387,854	(121,326,632)	34,764,764	(102,916,876)
Net change in unrealized appreciation/depreciation	125,415,216	369,368,469	108,028,620	320,052,420

Net increase in net assets resulting from operations	209,215,034	281,444,801	171,868,795	241,887,879

Capital Transactions
Proceeds from contributions	376,110,374	367,341,745	260,954,409	303,439,581
Fair value of withdrawals	(46,506,661)	(167,711,261)	(47,294,585)	(132,192,111)

Net increase in net assets derived from capital transactions	329,603,713	199,630,484	213,659,824	171,247,470

Net Assets
Total increase in net assets	538,818,747	481,075,285	385,528,619	413,135,349
Beginning of year	1,433,256,319	952,181,034	1,133,674,686	720,539,337

End of year	$1,972,075,066	$1,433,256,319	$1,519,203,305	$1,133,674,686

263 See Notes to Financial Statements.

MASTER INVESTMENT PORTFOLIO

STATEMENTS OF CHANGES IN NET ASSETS (Concluded)

			LifePath 2050 Master Portfolio
			Year Ended December 31,
Increase (Decrease) in Net Assets:			2010	2009
Operations
Net investment income			$1,795,067	$564,575
Net realized gain (loss)			2,021,948	(154,589)
Net change in unrealized appreciation/depreciation			9,846,769	6,477,740

Net increase in net assets resulting from operations			13,663,784	6,887,726

Capital Transactions
Proceeds from contributions			70,700,398	29,450,394
Fair value of withdrawals			(5,138,081)	(3,068,975)

Net increase in net assets derived from capital transactions			65,562,317	26,381,419

Net Assets
Total increase in net assets			79,226,101	33,269,145
Beginning of year			40,164,445	6,895,300

End of year			$119,390,546	$40,164,445

	Active Stock Master Portfolio		CoreAlpha Bond Master Portfolio
	Year Ended December 31,		Year Ended December 31,
Increase (Decrease) in Net Assets:	2010	2009	2010	2009
Operations
Net investment income	$32,224,963	$29,029,926	$60,862,874	$56,984,530
Net realized gain (loss)	150,754,297	(262,530,568)	38,222,728	32,127,681
Net change in unrealized appreciation/depreciation	76,421,362	594,321,112	16,401,998	55,139,780

Net increase in net assets resulting from operations	259,400,622	360,820,470	115,487,600	144,251,991

Capital Transactions
Proceeds from contributions	542,158,731	545,050,021	668,474,923	1,003,192,608
Fair value of withdrawals	(126,588,351)	(318,404,191)	(267,359,402)	(629,387,020)

Net increase in net assets derived from capital transactions	415,570,380	226,645,830	401,115,521	373,805,588

Net Assets
Total increase in net assets.	674,971,002	587,466,300	516,603,121	518,057,579
Beginning of year	1,838,453,114	1,250,986,814	1,633,960,110	1,115,902,531

End of year	$2,513,424,116	$1,838,453,114	$2,150,563,231	$1,633,960,110

264	See Notes to Financial Statements.

MASTER INVESTMENT PORTFOLIO

FINANCIAL HIGHLIGHTS

	LifePath Retirement Master Portfolio
	Year Ended December 31,
	2010	2009		2008	2007	2006
Total Investment Return
Total investment return	9.83%	18.75%		(14.54)%	5.00%	9.30%

Ratios to Average Net Assets
Total expenses[1]	0.61%	0.59%		0.61%	0.61%	0.61%

Total expenses after fees waived[1]	0.26%	0.26%		0.27%	0.27%	0.28%

Net investment income[2]	2.60%	3.61%		3.81%	3.87%	3.80%

Supplemental Data
Net assets, end of year (000)	$1,380,141	$1,165,307		$253,604	$331,733	$260,279

Portfolio turnover	4%	6%	[3]	11%	6%	10%

	LifePath 2020 Master Portfolio
	Year Ended December 31,
	2010	2009		2008	2007	2006
Total Investment Return
Total investment return	11.40%	23.21%		(24.92)%	3.84%	13.51%

Ratios to Average Net Assets
Total expenses[1]	0.59%	0.58%		0.57%	0.58%	0.58%

Total expenses after fees waived[1]	0.23%	0.23%		0.23%	0.25%	0.25%

Net investment income[2]	2.45%	3.15%		3.18%	3.01%	2.91%

Supplemental Data
Net assets, end of year (000)	$2,343,961	$1,779,673		$1,245,671	$1,827,888	$1,391,153

Portfolio turnover	4%	6%		13%	7%	16%

[1]

Includes the Master Portfolio’s pro rata portion of net advisory and net administration fees from the Active Stock and CoreAlpha Bond Master Portfolios only and does not reflect any expenses incurred indirectly as a result of investments in the BlackRock Cash Funds: Institutional and iShares exchange-traded funds.

[2]	Includes the Master Portfolio’s share of the allocated net investment income from the Active Stock and CoreAlpha Bond Master Portfolios.

[3]	Excludes in-kind contribution of portfolio securities received in a tax-free reorganization on November 20, 2009.
265 See Notes to Financial Statements.

MASTER INVESTMENT PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	LifePath 2030 Master Portfolio
	Year Ended December 31,
	2010	2009	2008	2007	2006
Total Investment Return
Total investment return	12.36%	26.27%	(30.53)%	3.14%	15.62%

Ratios to Average Net Assets
Total expenses[1]	0.57%	0.56%	0.55%	0.57%	0.57%

Total expenses after fees waived[1]	0.21%	0.20%	0.21%	0.23%	0.24%

Net investment income[2]	2.34%	2.97%	2.82%	2.57%	2.49%

Supplemental Data
Net assets, end of year (000)	$1,972,075	$1,433,256	$952,181	$1,393,178	$988,640

Portfolio turnover	3%	7%	13%	7%	22%

	LifePath 2040 Master Portfolio
	Year Ended December 31,
	2010	2009	2008	2007	2006
Total Investment Return
Total investment return	13.21%	28.58%	(34.90)%	2.53%	17.47%

Ratios to Average Net Assets
Total expenses[1]	0.55%	0.55%	0.53%	0.56%	0.56%

Total expenses after fees waived[1]	0.19%	0.18%	0.19%	0.22%	0.23%

Net investment income[2]	2.24%	2.82%	2.52%	2.20%	2.17%

Supplemental Data
Net assets, end of year (000)	$1,519,203	$1,133,675	$720,539	$1,022,941	$708,267

Portfolio turnover	4%	6%	14%	8%	29%

[1]

Includes the Master Portfolio’s pro rata portion of net advisory and net administration fees from the Active Stock and CoreAlpha Bond Master Portfolios only and does not reflect any expenses incurred indirectly as a result of investments in the BlackRock Cash Funds: Institutional and iShares exchange-traded funds.

[2]	Includes the Master Portfolio’s share of the allocated net investment income from the Active Stock and CoreAlpha Bond Master Portfolios.
266	See Notes to Financial Statements.

MASTER INVESTMENT PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	LifePath 2050 Master Portfolio
	Year Ended December 31,		Period June 30, 2008[1] to December 31, 2008
	2010	2009
Total Investment Return
Total investment return	13.93%	30.85%	(31.93)%[2]

Ratios to Average Net Assets
Total expenses[3]	0.56%	0.59%	1.11%[4]

Total expenses after fees waived[3]	0.17%	0.16%	0.17%[4]

Net investment income[5]	2.31%	2.84%	3.05%[4]

Supplemental Data
Net assets, end of period (000)	$119,391	$40,164	$6,895

Portfolio turnover	5%	12%	0%[6]

[1]	Commencement of operations.

[2]	Aggregate total investment return.

[3]

Includes the Master Portfolio’s pro rata portion of net advisory and net administration fees from the Active Stock and CoreAlpha Bond Master Portfolios only and does not reflect any expenses incurred indirectly as a result of investments in the BlackRock Cash Funds: Institutional and iShares exchange-traded funds.

[4]	Annualized.

[5]	Includes the Master Portfolio’s share of the allocated net investment income from the Active Stock and CoreAlpha Bond Master Portfolios.

[6]	Rounds to less than 1%.
267 See Notes to Financial Statements.

MASTER INVESTMENT PORTFOLIO

FINANCIAL HIGHLIGHTS (Concluded)

	Active Stock Master Portfolio
	Year Ended December 31,
	2010		2009		2008	2007	2006
Total Investment Return
Total investment return	11.04%		24.86%		(36.65)%	0.58%	15.65%

Ratios to Average Net Assets
Total expenses.	0.35%		0.35%		0.35%	0.35%	0.35%

Total expenses after fees waived	0.29%		0.30%		0.32%	0.34%	0.35%

Net investment income	1.50%		1.99%		1.96%	1.70%	1.64%

Supplemental Data
Net assets, end of year (000)	$2,513,424		$1,838,453		$1,250,987	$2,085,214	$1,561,940

Portfolio turnover	120%		149%		98%	80%	65%

	CoreAlpha Bond Master Portfolio
	Year Ended December 31,
	2010		2009		2008	2007	2006
Total Investment Return
Total investment return	6.56%		11.67%		3.62%	5.10%	4.36%

Ratios to Average Net Assets
Total expenses.	0.36%		0.35%		0.36%	0.36%	0.36%

Total expenses after fees waived	0.35%		0.35%		0.36%	0.35%	0.35%

Net investment income	3.19%		4.33%		4.47%	5.18%	5.11%

Supplemental Data
Net assets, end of year (000)	$2,150,563		$1,633,960		$1,115,903	$1,479,888	$1,082,468

Portfolio turnover[1]	621%	[2]	278%	[3]	351%	466%	301%

[1]	Portfolio turnover rates include TBA transactions, if any.

[2]	Excluding TBA transactions, the portfolio turnover rate would have been 170%.

[3]	Excluding TBA transactions, the portfolio turnover rate would have been 199%.
268	See Notes to Financial Statements.

MASTER INVESTMENT PORTFOLIO

NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting Policies:

Master Investment Portfolio (“MIP”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as a diversified, open-end management investment company. MIP is organized as a Delaware statutory trust. The financial statements and these accompanying notes relate to seven series of MIP: LifePath Retirement Master Portfolio, LifePath 2020 Master Portfolio, LifePath 2030 Master Portfolio, LifePath 2040 Master Portfolio, LifePath 2050 Master Portfolio, Active Stock Master Portfolio and CoreAlpha Bond Master Portfolio (each, a “Master Portfolio” and collectively, the “Master Portfolios”). The Master Portfolios’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

Each of the LifePath Retirement Master Portfolio, LifePath 2020 Master Portfolio, LifePath 2030 Master Portfolio, LifePath 2040 Master Portfolio and LifePath 2050 Master Portfolio (each, a “LifePath Master Portfolio” and collectively, the “LifePath Master Portfolios”) seeks to achieve its investment objective by investing in a combination of equity, bond and money market funds (the “Underlying Funds”) in proportions suggested by its own comprehensive investment strategy. The Underlying Funds are advised by BlackRock Fund Advisors (“BFA”), and include the Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio and the BlackRock Cash Funds: Institutional and iShares exchange-traded funds.

The value of a LifePath Master Portfolio’s investment in each of the Active Stock Master Portfolio and CoreAlpha Bond Master Portfolio reflects that LifePath Master Portfolio’s proportionate interest in the net assets of that Master Portfolio. As of December 31, 2010, the interests of the Active Stock Master Portfolio and CoreAlpha Bond Master Portfolio held by each LifePath Master Portfolio were as follows:

	Active Stock Master Portfolio	CoreAlpha Bond Master Portfolio
LifePath Retirement Master Portfolio	10.85%	33.09%
LifePath 2020 Master Portfolio.	28.81%	38.09%
LifePath 2030 Master Portfolio.	30.53%	20.45%
LifePath 2040 Master Portfolio.	27.38%	8.27%
LifePath 2050 Master Portfolio.	2.43%	0.10%

The following is a summary of significant accounting policies followed by the Master Portfolios:

Valuation: The Master Portfolios fair value their financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Trustees of MIP (the “Board”). Equity

investments, including exchange traded funds, traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security.

The Master Portfolios value their bond investments on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche.

Financial futures contracts traded on exchanges are valued at their last sale price. To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services. Swap agreements are valued utilizing quotes received daily by the Master Portfolio’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows and trades and values of the underlying reference instruments. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

Investments in open-end registered investment companies are valued at net asset value each business day.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, BFA seeks to determine the price that each Master Portfolio might reasonably expect to receive from the current sale of that

MASTER INVESTMENT PORTFOLIO

NOTES TO FINANCIAL STATEMENTS (continued)

asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that BFA deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Asset-Backed and Mortgage-Backed Securities: The CoreAlpha Bond Master Portfolio may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. If the Master Portfolio has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

The CoreAlpha Bond Master Portfolio may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the US Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by the Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by the Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed Mortgage Pass-Through Certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States and are supported by the right of the issuer to borrow from the Treasury.

Multiple Class Pass-Through Securities: The CoreAlpha Bond Master Portfolio may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities. These multiple class securities may be issued by Ginnie Mae, US government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-back securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Master Portfolio may not fully recoup its initial investment in IOs.

Capital Trusts: The CoreAlpha Bond Master Portfolio may invest in capital trusts. These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities generally are rated below that of the issuing company’s senior debt securities.

TBA Commitments: The CoreAlpha Bond Master Portfolio may enter into TBA commitments. TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed-upon future settlement date. The specific securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate and mortgage terms. The Master Portfolio generally enters into TBA commitments with the intent to take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

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NOTES TO FINANCIAL STATEMENTS (continued)

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Master Portfolio either delivers collateral or segregates assets in connection with certain investments (e.g., TBA, sale commitments, financial futures contracts and swaps), each Master Portfolio will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or other liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Master Portfolio has determined the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Each LifePath Master Portfolio records daily its proportionate share of the Active Stock Master Portfolio’s and CoreAlpha Bond Master Portfolio’s income, expenses and realized and unrealized gains and losses.

Securities Lending: The Master Portfolios may lend securities to financial institutions that provide cash as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Master Portfolio and any additional required collateral is delivered to the Master Portfolio on the next business day. Securities lending income, as disclosed in the Statements of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, the Master Portfolio earns dividend and interest on the securities loaned. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Master Portfolio could experience delays and costs in gaining access to the collateral. A Master Portfolio also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

Income Taxes: The Master Portfolio is classified as a partnership for federal income tax purposes. As such, each investor in the Master Portfolio is treated as the owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Master Portfolio. Therefore, no federal income tax provision is required. It is intended that the Master Portfolio’s assets will be managed so an investor in the Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

The Master Portfolio files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Master Portfolio’s US federal tax returns remains open for each of the four years ended December 31, 2010. The statutes of limitations on the Master Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Other: Expenses directly related to a Master Portfolio are charged to that Master Portfolio. Other operating expenses shared by several master portfolios are pro rated among those master portfolios on the basis of relative net assets or other appropriate methods.

2. Derivative Financial Instruments:

Each Master Portfolio engages in various portfolio investment strategies using derivatives contracts both to increase the returns of the Master Portfolio and to economically hedge, or protect, its exposure to certain risks such as credit risk, equity risk and interest rate risk. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. Each Master Portfolio’s maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain netted against any collateral pledged by/posted to the counterparty. Counterparty risk related to exchange-traded financial futures contracts is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

A Master Portfolio may mitigate counterparty risk by procuring collateral and through netting provisions included within an International Swaps

MASTER INVESTMENT PORTFOLIO

NOTES TO FINANCIAL STATEMENTS (continued)

and Derivatives Association, Inc. (“ISDA”) Master Agreement implemented between the Master Portfolio and each of its respective counterparties. The ISDA Master Agreement allows each Master Portfolio to offset with each separate counterparty certain derivative financial instrument’s payables and/or receivables with collateral held. The amount of collateral moved to/from applicable counterparties is generally based upon minimum transfer amounts of up to $500,000. To the extent amounts due to a Master Portfolio from its counterparties are not fully collateralized contractually or otherwise, the Master Portfolio bears the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices. In addition, each Master Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Master Portfolio’s net assets decline by a stated percentage or the Master Portfolios fail to meet the terms of its ISDA Master Agreements, which would cause the Master Portfolios to accelerate payment of any net liability owed to the counterparty.

Financial Futures Contracts: The Master Portfolios purchase or sell financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk) or changes in the value of equity securities (equity risk). Financial futures contracts are agreements between a Master Portfolio and counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on settlement date. Pursuant to the contract, a Master Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recorded by the Master Portfolios as unrealized gains or losses. When the contract is closed, the Master Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures transactions involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets.

Swaps: The CoreAlpha Bond Master Portfolio enters into swap agreements, in which the Master Portfolio and a counterparty agree to make periodic net payments on a specified notional amount. These periodic payments received or made by the Master Portfolio are recorded in the Statements of Operations as realized gains or losses, respectively. Any upfront fees paid are recorded as assets and any upfront fees received are recorded as liabilities and amortized over the term of the swap. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). When the swap is terminated, the Master Portfolio will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Master Portfolio’s basis in the contract, if any. Generally, the basis of the contracts is the premium received or paid. Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•

Credit default swaps — The CoreAlpha Bond Master Portfolio enters into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which it is not otherwise exposed (credit risk). The Master Portfolio enters into credit default swap agreements to provide a measure of protection against the default of an issuer (as buyer of protection) and/or gain credit exposure to an issuer to which it is not otherwise exposed (as seller of protection). The Master Portfolio may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a negative credit event take place (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occurs. As a buyer, if an underlying credit event occurs, the Master Portfolio will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising of an index or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising of an index. As a seller (writer), if an underlying credit event occurs, the Master Portfolio will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising of an index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising of an index.

MASTER INVESTMENT PORTFOLIO

NOTES TO FINANCIAL STATEMENTS (continued)

•

Interest rate swaps — The CoreAlpha Bond Master Portfolio enters into interest rate swaps to gain or reduce exposure to or manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Interest rate floors, which are a type of interest rate swap, are agreements in which one party agrees to make payments to the other party to the extent that interest rates fall below a specified rate or floor in return for a premium. In more complex swaps, the notional principal amount may decline (or amortize) over time.

Derivative Instruments Categorized by Risk Exposure:
Fair Values of Derivative Instruments as of December 31, 2010
Asset Derivatives
	Statements of Assets and Liabilities Location	Active Stock Master Portfolio	CoreAlpha Bond Master Portfolio
Interest rate contracts	Net unrealized appreciation/depreciation*	—	$(3,780,219)
Credit contracts	Credit default swaps at fair value	—	5,155,175
Equity contracts	Net unrealized appreciation/depreciation*	$863,629	—
Total		$863,629	$1,374,956

Liability Derivatives
	Statements of Assets and Liabilities Location	CoreAlpha Bond Master Portfolio
Interest rate contracts	Net unrealized appreciation/depreciation*	$122,912

*	Includes cumulative appreciation/depreciation on financial futures contracts as reported in the Schedules of Investments. Only current day’s margin variation is reported within the Statements of Assets and Liabilities.

The Effect of Derivative Instruments on the Statements of Operations Year Ended December 31, 2010
	Net Realized Gain (Loss) from
	Active Stock Master Portfolio	CoreAlpha Bond Master Portfolio
Interest rate contracts:
Financial futures contracts.	—	$20,944,942
Credit contracts:
Swaps	—	(1,666,688)
Equity contracts:
Financial futures contracts.	$5,998,496	—
Total	$5,998,496	$19,278,254

	Net Change in Unrealized Appreciation/Depreciation on
	Active Stock Master Portfolio	CoreAlpha Bond Master Portfolio
Interest rate contracts:
Financial futures contracts.	—	$158,470
Credit contracts:
Swaps	—	4,751,828
Equity contracts:
Financial futures contracts.	$630,541	—
Total	$630,541	$4,910,298

MASTER INVESTMENT PORTFOLIO

NOTES TO FINANCIAL STATEMENTS (continued)

For the year ended December 31, 2010, the average quarterly balance of outstanding derivative financial instruments was as follows:

	Active Stock Master Portfolio	CoreAlpha Bond Master Portfolio
Financial futures contracts:
Average number of contracts purchased	872	3,808
Average number of contracts sold	—	1,086
Average notional value of contracts purchased	$49,480,470	$482,428,130
Average notional value of contracts sold	—	$190,884,350
Credit default swaps:
Average number of contracts — buy protection	—	1
Average number of contracts — sell protection	—	1
Average notional value — buy protection	—	$4,000,000
Average notional value — sell protection	—	$44,500,000
Interest rate Swaps:
Average number of contracts — pays fixed rate	—	3
Average number of contracts — receives fixed rate	—	1
Average notional value — pays fixed rate	—	$55,000,000
Average notional value — receives fixed rate	—	$4,700,000

3. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”), Bank of America Corporation (“BAC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate of the Master Portfolios for 1940 Act purposes, but BAC and Barclays are not.

MIP, on behalf of the Master Portfolios, entered into an Investment Advisory Agreement with BFA (the “Investment Advisory Agreement”). Pursuant to the Investment Advisory Agreement with MIP, BFA is responsible for the management of each Master Portfolio’s investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Master Portfolio. For such services, each Master Portfolio pays BFA an annual investment advisory fee of 0.35% of the average daily net assets of each of the LifePath Master Portfolios and 0.25% of the average daily net assets of each of the Active Stock Master Portfolio and CoreAlpha Bond Master Portfolio.

The fees and expenses of the Master Portfolios’ trustees who are not “interested persons” of MIP, as defined in the 1940 Act (“Independent Trustees”), counsel to the Independent Trustees and MIP’s independent registered public accounting firm (together, the “independent expenses”) are paid directly by the Master Portfolios.

BFA contractually agreed to waive investment advisory fees charged to the LifePath Master Portfolios in an amount equal to investment advisory fees and administration fees, if any, received by BFA or BlackRock Institutional Trust Company, N.A. (“BTC”), from each investment company in which the Master Portfolios invest. BFA has also contractually agreed to cap the expenses of the LifePath Master Portfolios at the rate at which the LifePath Master Portfolios pay an advisory fee to BFA by providing an offsetting credit against the investment advisory fees paid by the LifePath Master Portfolios in an amount equal to the independent expenses. These contractual waivers are effective through April 30, 2012. The amounts of the waivers, if any, are shown as fees waived in the Statements of Operations.

MIP entered into an administration services arrangement with BTC, which has agreed to provide general administration services (other than investment advice and related portfolio activities). BTC may delegate certain of its administration duties to sub-administrators.

BTC has agreed to bear all costs of the Master Portfolios’ and MIP’s operations, other than brokerage expenses, advisory fees, 12b-1 distribution or service fees, independent expenses, litigation expenses, taxes or other extraordinary expenses.

BTC is not entitled to compensation for providing administration services to the LifePath Master Portfolios, for so long as BTC is entitled to compensation for providing administration services to corresponding feeder funds that invest substantially all of their assets in the LifePath Master Portfolios, or BTC (or an affiliate) receives investment advisory fees from the LifePath Master Portfolios.

BTC is entitled to receive a monthly fee for administration services from the Active Stock Master Portfolio and CoreAlpha Bond Master Portfolio at an annual rate of 0.10% of their respective average daily net assets. BFA has agreed to bear all costs of each of these Master Portfolios, excluding brokerage expenses, advisory fees, 12b-1 distribution or service fees, independent expense, litigation expenses, taxes or other extraordinary expenses which are borne by each of these Master Portfolios.

BTC voluntarily waived a portion of its administration fees paid by the Active Stock Master Portfolio in an amount sufficient to maintain the advisory fees payable by each of the LifePath Master Portfolios at an annual rate of 0.35% of the average daily net assets. This arrangement is voluntary and may be terminated by BTC at any time. During the period from October 6, 2010 through October 27, 2010, BFA voluntarily

MASTER INVESTMENT PORTFOLIO

NOTES TO FINANCIAL STATEMENTS (concluded)

waived a portion of its investment advisory fees paid by the Active Stock Master Portfolio. With respect to the independent expenses discussed above, BTC has contractually agreed to provide and offsetting credit against the administration fees paid by the Active Stock Master Portfolio and CoreAlpha Bond Master Portfolio in an amount equal to the independent expenses, through April 30, 2012. The amounts of the waiver and offsetting credits are shown as fees waived in the Statements of Operations.

The Master Portfolios received an exemptive order from the SEC permitting them, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BTC as the securities lending agent. BTC may, on behalf of a Master Portfolio, invest cash collateral received by the Master Portfolio for such loans, among other things, in a private investment company managed by BTC or its registered money market funds advised by BTC or its affiliates. The market value of securities on loan and the value of the related collateral, if applicable, are shown in the Statements of Assets and Liabilities as securities loaned at value and collateral on securities loaned at value, respectively. The cash collateral invested by BTC is disclosed in the Schedules of Investments. The share of income earned by the Master Portfolio on such investments is shown as securities lending — affiliated in the Statements of Operations. BTC has voluntarily agreed to waive its fees for the period beginning December 1, 2009 until further notice.

Each Master Portfolio may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in income-affiliated in the Statements of Operations.

Certain officers and/or trustees of MIP are officers and/or directors of BlackRock or its affiliates.

4. Investments:

Purchases and sales of investments including paydowns, mortgage dollar rolls and TBA transactions and excluding short-term securities and US government securities for the year ended December 31, 2010, were as follows:

	Purchases	Sales
LifePath Retirement Master Portfolio	$49,721,421	$50,240,511
LifePath 2020 Master Portfolio	$127,474,989	$79,813,703
LifePath 2030 Master Portfolio	$118,963,518	$55,335,259
LifePath 2040 Master Portfolio	$90,117,268	$56,933,870
LifePath 2050 Master Portfolio	$31,773,917	$4,138,447
Active Stock Master Portfolio	$2,911,620,563	$2,491,465,044
CoreAlpha Bond Master Portfolio	$8,569,296,925	$8,485,848,000

Purchases and sales of US government securities for the CoreAlpha Bond Master Portfolio for the year ended December 31, 2010 were $2,848,244,542 and $2,540,846,601, respectively.

5. Concentration, Market and Credit Risk:

CoreAlpha Bond Master Portfolio invests a significant portion of its assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Please see the Schedule of Investments for these securities. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

In the normal course of business, the Master Portfolios invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all of its obligations (issuer credit risk). The value of securities held by the Master Portfolios may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Master Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and price fluctuations. Similar to issuer credit risk, the Master Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Master Portfolios have unsettled or open transactions may fail to or be unable to perform on its commitments.

The Master Portfolios manage counterparty risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master Portfolios to market, issuer and counterparty credit risks, consist principally of investments and receivables due from counterparties. The extent of the Master Portfolios’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Master Portfolios’ Statements of Assets and Liabilities, less any collateral held by the Master Portfolio.

6. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Master Portfolios through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Interestholders and Board of Trustees of Master Investment Portfolio:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of LifePath Retirement Master Portfolio, LifePath 2020 Master Portfolio, LifePath 2030 Master Portfolio, LifePath 2040 Master Portfolio, LifePath 2050 Master Portfolio, Active Stock Master Portfolio and CoreAlpha Bond Master Portfolio, each a portfolio of Master Investment Portfolio (the “Master Portfolios”), at December 31, 2010, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Master Portfolios’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 24, 2011

OFFICERS AND TRUSTEES

Name, Address and Year of Birth	Position(s) Held with MIP	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Non-Interested Trustees[1]
Ronald W. Forbes 55 East 52nd Street New York, NY 10055 1940	Co-Chair of the Board and Trustee	Since 2009	Professor Emeritus of Finance, School of Business, State University of New York at Albany since 2000.	36 RICs consisting of 95 Portfolios	None
Rodney D. Johnson 55 East 52nd Street New York, NY 10055 1941	Co-Chair of the Board and Trustee	Since 2009	President, Fairmount Capital Advisors, Inc. since 1987; Director, Fox Chase Cancer Center since 2004; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia since 2004; Director, The Committee of Seventy (civic) since 2006.	36 RICs consisting of 95 Portfolios	None
David O. Beim 55 East 52nd Street New York, NY 10055 1940	Trustee	Since 2009	Professor of Finance and Economics at the Columbia University Graduate School of Business since 1991; Trustee, Phillips Exeter Academy since 2002; Chairman, Wave Hill, Inc. (public garden and cultural center) from 1990 to 2006.	36 RICs consisting of 95 Portfolios	None
Dr. Matina S. Horner 55 East 52nd Street New York, NY 10055 1939	Trustee	Since 2009	Executive Vice President of Teachers Insurance and Annuity Association and College Retirement Equities Fund from 1989 to 2003.	36 RICs consisting of 95 Portfolios	NSTAR (electric and gas utility)
Herbert I. London 55 East 52nd Street New York, NY 10055 1939	Trustee and Member of the Audit Committee	Since 2009	Professor Emeritus, New York University since 2005; John M. Olin Professor of Humanities, New York University from 1993 to 2005 and Professor thereof from 1980 to 2005; President, Hudson Institute (policy research organization) since 1997 and Trustee thereof since 1980; Chairman of the Board of Trustees for Grantham University since 2006; Director, InnoCentive, Inc. (strategic solutions company) since 2005; Director, Cerego, LLC (software development and design) since 2005.	36 RICs consisting of 95 Portfolios	AIMS Worldwide, Inc. (marketing)
Cynthia A. Montgomery 55 East 52nd Street New York, NY 10055 1952	Trustee	Since 2009	Professor, Harvard Business School since 1989; Director, Harvard Business School Publishing since 2005; Director, McLean Hospital since 2005.	36 RICs consisting of 95 Portfolios	Newell Rubbermaid, Inc. (manufacturing)
Joseph P. Platt, Jr. 55 East 52nd Street New York, NY 10055 1947	Trustee	Since 2009	Director, The West Penn Allegheny Health System (a not-for-profit health system) since 2008; Director, Jones and Brown (Canadian insurance broker) since 1998; General Partner, Thorn Partners, LP (private investment) since 1998; Partner, Amarna Corporation, LLC (private investment company) from 2002 to 2008.	36 RICs consisting of 95 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company); WQED Multi-Media (public broadcasting not-for-profit)
Robert C. Robb 55 East 52nd Street New York, NY 10055 1945	Trustee	Since 2009	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981.	36 RICs consisting of 95 Portfolios	None
Toby Rosenblatt 55 East 52nd Street New York, NY 10055 1938	Trustee	Since 2009	President, Founders Investments Ltd. (private investments) since 1999; Director, College Access Foundation of California (philanthropic foundation) since 2009; Director, Forward Management, LLC since 2007; Director, The James Irvine Foundation (philanthropic foundation) from 1998 to 2008.	36 RICs consisting of 95 Portfolios	A.P. Pharma, Inc. (specialty pharmaceuticals)

OFFICERS AND TRUSTEES (continued)

Name, Address and Year of Birth	Position(s) Held with MIP	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Non-Interested Trustees[1] (concluded)
Kenneth L. Urish 55 East 52nd Street New York, NY 10055 1951	Chair of the Audit Committee and Trustee	Since 2009

Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Chairman Elect of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and committee member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since 2001; Trustee, The Holy Family Foundation since 2001; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.

				36 RICs consisting of 95 Portfolios	None
Frederick W. Winter 55 East 52nd Street New York, NY 10055 1945	Trustee and Member of the Audit Committee	Since 2009	Professor and Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh since 2005 and Dean thereof from 1997 to 2005; Director, Alkon Corporation (pneumatics) since 1992; Director, Tippman Sports (recreation) since 2005; Director, Indotronix International (IT services) from 2004 to 2008.	36 RICs consisting of 95 Portfolios	None

[1]

Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The Board has approved one-year extensions in terms of Trustees who turn 72 prior to December 31, 2013.

[2]

In connection with the acquisition of Barclays Global Investors by BlackRock, Inc. in December 2009, the Trustees were elected to the MIP’s Board. As a result, although the chart shows the Trustees as joining the MIP’s Board in 2009, each Independent Trustee first became a member of the boards of other funds advised by BlackRock Advisors, LLC or its affiliates as follows: David O. Beim, 1998; Ronald W. Forbes, 1977; Dr. Matina S. Horner, 2004; Rodney D. Johnson, 1995; Herbert I. London, 1987; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Robert C. Robb, Jr., 1999; Toby Rosenblatt, 2005; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999.

Interested Trustees[3]
Richard S. Davis 55 East 52nd Street New York, NY 10055 1945	Trustee	Since 2009	Managing Director, BlackRock, Inc. since 2005; Chief Executive Officer, State Street Research & Management Company from 2000 to 2005; Chairman of the Board of Directors, State Street Research Mutual Funds from 2000 to 2005.	169 RICs consisting of 290 Portfolios	None
Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Trustee	Since 2009	Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director, BlackRock, Inc. from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	169 RICs consisting of 290 Portfolios	None

[3]

Mr. Davis is an “interested person” as defined in the 1940 Act, of MIP based on his position with BlackRock, Inc. and its affiliates. Mr. Gabbay is an “interested person” of MIP based on his former positions with BlackRock, Inc. and its affiliates as well as his ownership of BlackRock, Inc. and The PNC Financial Services Group, Inc. securities. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

OFFICERS AND TRUSTEES (continued)

Name, Address and Year of Birth	Position(s) Held with MIP	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years
MIP Officers[4]
John M. Perlowski 55 East 52nd Street New York, NY 10055 1964	President and Chief Executive Officer	Since 2010	Managing Director of BlackRock, Inc. since 2009; Global Head of BlackRock Fund Administration since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009
Richard Hoerner, CFA 55 East 52nd Street New York, NY 10055 1958	Vice President	Since 2009	Managing Director of BlackRock, Inc. since 2000; Co-head of BlackRock’s Cash Management Portfolio Management Group since 2002; Member of the Cash Management Group Executive Committee since 2005
Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009	Managing Director of BlackRock, Inc. since 2010; Director of BlackRock, Inc. from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009, and Co-head thereof from 2007 to 2009; Vice President of BlackRock, Inc. from 2005 to 2008
Simon Mendelson 55 East 52nd Street New York, NY 10055 1964	Vice President	Since 2009	Managing Director of BlackRock, Inc. since 2005; Co-head of the Global Cash and Securities Landing Group since 2010; Chief Operating Officer and head of the Global Client Group for BlackRock’s Global Cash Management Business since 2007; Head of BlackRock’s Strategy and Development Group from 2005 to 2007; Partner of McKinsey & Co. from 1997 to 2005
Brian Schmidt 55 East 52nd Street New York, NY 10055 1958	Vice President	Since 2009	Managing Director of BlackRock, Inc. since 2004; Various positions with U.S. Trust Company from 1991 to 2003 including Director from 2001 to 2003 and Senior Vice President from 1998 to 2003; Vice President, Chief Financial Officer and Treasurer of Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust from 2001 to 2003
Christopher Stavrakos, CFA 55 East 52nd Street New York, NY 10055 1959	Vice President	Since 2009	Managing Director of BlackRock, Inc. since 2006; Co-head of BlackRock’s Cash Management Portfolio Management Group since 2006; Senior Vice President, CIO, and Director of Liability Management for the Securities Lending Group at Mellon Bank from 1999 to 2006
Neal J. Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2009	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006
Jay M. Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2009	Managing Director of BlackRock, Inc. since 2007 and Director in 2006; Assistant Treasurer of the Merrill Lynch Investment Managers, L.P. (“MLIM”) and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006

OFFICERS AND TRUSTEES (concluded)

Name, Address and Year of Birth	Position(s) Held with MIP	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years
MIP Officers[4] (concluded)
Brian Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer	Since 2009	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of BlackRock, Inc. since 2005
Ira Shapiro[5] 55 East 52nd Street New York, NY 10055 1963	Secretary	Since 2010	Managing Director of BlackRock, Inc. since 2009; Managing Director and Associate General Counsel of Barclays Global Investors from 2008 to 2009; Principal thereof from 2004 to 2008

[4]	Officers of MIP serve at the pleasure of the Board.

[5]	Ira P. Shapiro served as Vice President and Chief Legal Officer of the MIP from 2007 to 2009.

Further information about MIP Officers and Trustees is available in MIP Statement of Additional Information, which can be obtained without charge by calling (877) 244-1544.

Effective September 24, 2010, John M. Perlowski became President and Chief Executive Officer of MIP.

Effective November 16, 2010, Ira Shapiro became Secretary of MIP.

Investment Advisor BlackRock Fund Advisors San Francisco, CA 94105	Administrator BlackRock Institutional Trust Company, N.A. San Francisco, CA 94105	Custodian State Street Bank and Trust Company Boston, MA 02101	Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Accounting Agent State Street Bank and Trust Company Boston, MA 02101	Distributor BlackRock Investments, LLC New York, NY 10022

			Legal Counsel Sidley Austin LLP New York, NY 10019	Independent Registered Public Accounting Firn PricewaterhouseCoopers LLP New York, NY 10017	Address of the Funds 400 Howard Street San Francisco, CA 94105

P.O. Box 219548

Kansas City, MO 64121-9548

FORWARDING SERVICE REQUESTED

U.S. POSTAGE

PAID

DAVENPORT, IA

PERMIT NO. 14

PRESORTED STANDARD

State Farm VP Management Corp.

(Underwriter and Distributor of Securities Products)

One State Farm Plaza

Bloomington, Illinois 61710-0001

1-800-447-4930

statefarm.com®

120-6345 a.10-CH

AP2011/02/0313

Not

FDIC

Insured

May Lose Value

No Bank Guarantee

There is no assurance that the Funds will achieve their investment objectives. Investment return and principal value will fluctuate and Fund shares, when redeemed, maybe worth more or less than their original cost. State Farm Mutual Funds are not insurance products.

2-2011

Printed in U.S.A.

Pursuant to Securities and Exchange Commission Staff guidance contained in Letter to Chief Financial Officers from Lawrence A. Friend, dated November 7, 1997, “Investment Co. Accounting Guidance,” the foregoing State Farm Mutual Fund Trust annual report included as Item 1 on this Form N-CSR and sent to shareholders of registrant, includes the financial statements and notes to financial statements of eight series of Master Investment Portfolio (MIP). MIP is unaffiliated with registrant and neither registrant nor the certifying officers to this Form N-CSR, have any control over the preparation or content of the information included in MIP’s financial statements and notes to financial statements included herein.

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrants’ principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (each a “covered person”). During the period covered by this Form N-CSR, registrant did not make any amendment to any provisions of such code of ethics that applies to a covered person and that relates to any element of such code set forth in paragraph (b) of Item 2 of Form N-CSR, and registrant did not grant any waiver from such code of ethics provisions. Registrant hereby undertakes to provide a copy of such code of ethics to any person upon request, without charge. To request a copy of the code of ethics, contact the registrant at 1-800-447-4930.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Registrant’s board of trustees has determined that Alan Latshaw and Anita Nagler, members of the registrant’s Committee of Independent Trustees, each have all of the attributes to be deemed an “audit committee financial expert,” as such term is defined in Instruction 2(b) to Item 3 of Form N-CSR. Mr. Latshaw and Ms. Nagler are “independent” as such term is defined in paragraph (a)(2) of Item 3 of Form N-CSR.

As indicated in Instruction 2(d) to Item 3 of Form N-CSR, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert pursuant to this Item 3 of Form N-CSR. The designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations, or liability that are greater than the duties, obligations, and liability imposed on such person as a member of the Committee of Independent Trustees and board of trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not affect the duties, obligations, or liability of any other member of the Committee of Independent Trustees or board of trustees.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees
Billed to registrant for fiscal year ending December 31, 2010: $ 428,460
Billed to registrant for fiscal year ending December 31, 2009: $ 443,249

The audit fees for December 31, 2010 are based on amounts billed and expected to be billed to registrant by the registrant’s independent registered public accountant and include an estimated amount from the registrant’s independent registered public accountant for the out-of-pocket expenses it expects to bill to registrant for that time period.

(b)	Audit-Related Fees
Billed to registrant for fiscal year ending December 31, 2010: $ 0
Billed to registrant for fiscal year ending December 31, 2009: $ 0

The nature of the services comprising the fees disclosed under this category: not applicable

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Reg. S-X:
Billed for fiscal year ending December 31, 2010: $ 0
Billed for fiscal year ending December 31, 2009: $ 0

The nature of the services comprising the fees disclosed under this category: not applicable

(c)	Tax Fees
Billed to registrant for fiscal year ending December 31, 2010: $ 73,350
Billed to registrant for fiscal year ending December 31, 2009: $ 74,700

The nature of the services comprising the fees disclosed under this category:

Includes fees for reviewing the registrant’s compliance with tax qualification tests relating to asset diversification, gross income, and distribution requirements to maintain the registrant’s status as a Regulated Investment Company under current provisions of the Internal Revenue Code. Also includes fees for reviewing the registrant’s tax returns (federal, state, and excise) and for the period ending December 31, 2009, a review of income tax and excise tax positions, issues and tax accounting methods with respect to the registrant.

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Reg. S-X:
Billed for fiscal year ending December 31, 2010: $ 0
Billed for fiscal year ending December 31, 2009: $ 0

The nature of the services comprising the fees disclosed under this category: not applicable

(d)	All Other Fees
Billed to registrant for fiscal year ending December 31, 2010: $ 0
Billed to registrant for fiscal year ending December 31, 2009: $ 0

The nature of the services comprising the fees disclosed under this category include: not applicable

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Reg. S-X:
Billed for fiscal year ending December 31, 2010: $ 0
Billed for fiscal year ending December 31, 2009: $ 26,500

The nature of the services comprising the fees disclosed under this category:

The fees for the period ending December 31, 2009 that were approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Reg. S-X were billed to registrant’s transfer agent, State Farm Investment Management Corp., by the registrant’s independent registered public accountant. These fees related to the performance of an internal control review of the internal controls of the registrant’s transfer agent and issuance of a report in accordance with Rule 17Ad-13 under the Securities Exchange Act of 1934 by the registrant’s independent registered public accountant.

(e)(1)	The Committee of Independent Trustees’ pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X:

The Committee of Independent Trustees (the “Committee”) will approve and recommend to the Board, the selection, retention or termination of the independent registered public accountants of the Trust, and review the independent registered public accountant’s fees to determine whether those fees appear to be appropriate for the services rendered.

a.	Any engagement shall be pursuant to a written engagement letter approved by the Committee, which shall provide, among other things, that:

- the Committee shall be directly responsible for the appointment, compensation and oversight of the independent registered public accountants; and

- the independent registered public accountants shall report directly to the Committee.

b.	Pre-approve any engagement of the independent registered public accountants to provide any services (other than the prohibited non-audit services specified in section c. below) to the Trust, or to SFIMC [State Farm Investment Management Corp.] and any entity controlling, controlled by, or under common control with SFIMC that provides ongoing services to the Trust (if the engagement relates directly to the operations and financial reporting of the Trust), including the fees and other compensation to be paid to the independent registered public accountants. The Chairman of the Committee may grant such pre-approval. Any such delegated pre-approval shall be presented to the Committee by the Chairman at the next meeting of the Committee.

	(1)	Pre-approval of non-audit services for the Trust is waived, if:

		a.	the aggregate amount of all non-audit services provided to the Trust is less than 5% of the total fees paid by the Trust to its independent registered public accountants during the fiscal year in which the non-audit services are provided;

		b.	the services were not recognized by management at the time of the engagement as non-audit services; and

		c.	such services are promptly brought to the attention of the Committee by management and the Committee approves them (which may be by delegation as provided for above) prior to the completion of the audit.

	(2)	Pre-approval of non-audit services for SFIMC or any entity controlling, controlled by, or under common control with SFIMC that provides ongoing services to the Trust is waived, if:

		a.	the aggregate amount of all non-audit services provided is less than 5% of the total fees paid by the Trust, SFIMC and any entity controlling, controlled by, or under common control with SFIMC that provides ongoing services to the Trust to its independent registered public accountants during the fiscal year in which the non-audit services are provided that would have to be pre-approved;

		b.	the services were not recognized by management at the time of the engagement as non-audit services; and

		c.	such services are promptly brought to the attention of the Committee by management and the Committee approves them (which may be by delegation) prior to the completion of the audit.

c.	The independent registered public accountants shall not perform any of the following non-audit services for the Trust:

	(1)	bookkeeping or other services related to the accounting records or financial statements of the Trust;

	(2)	financial information systems design and implementation;

	(3)	appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

	(4)	actuarial services;

	(5)	internal audit outsourcing services;

	(6)	management functions or human resources;

	(7)	broker or dealer, investment adviser, or investment banking services;

	(8)	legal services and expert services unrelated to the audit; and

	(9)	any other services that the Public Company Accounting Oversight Board determines are impermissible.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were rendered to the registrant and approved by the Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

	Paragraph (b)	Paragraph (c)	Paragraph (d)
Fiscal year ending December 31, 2010:	not applicable	not applicable	not applicable
Fiscal year ending December 31, 2009:	not applicable	not applicable	not applicable

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X:

	Paragraph (b)	Paragraph (c)	Paragraph (d)
Fiscal year ending December 31, 2010:	not applicable	0%	not applicable
Fiscal year ending December 31, 2009:	not applicable	0%	100%

(f)	Not applicable.

(g)	Aggregate non-audit fees billed by the registrant’s accountant for services rendered to registrant:
Fiscal year ending December 31, 2010: $ 73,350
Fiscal year ending December 31, 2009: $ 74,700

Aggregate non-audit fees billed by the registrant’s accountant for services rendered to registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser):
Fiscal year ending December 31, 2010: $ 0
Fiscal year ending December 31, 2009: $ 26,500

Aggregate non-audit fees billed by the registrant’s accountant for services rendered to an entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:
Fiscal year ending December 31, 2010: $ 0
Fiscal year ending December 31, 2009: $ 0

(h)	Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a)	The information required by this Item 6(a) is included as part of the report to shareholders under Item 1 of this Form N-CSR.

(b)	Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may recommend nominees to the State Farm Mutual Fund Trust Board of Trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer evaluated the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of this report (the “Evaluation Date”), and based on their evaluation as of the Evaluation Date of these controls and procedures as required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)) (as applicable), concluded that the registrant’s disclosure controls and procedures are effective.

(b) No change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Not applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto as EX-99.CERT.

(a)(3) Not applicable.

(b) Certification of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-14(b) or 240.15d-14(b))(as applicable), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350): Attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

State Farm Mutual Fund Trust

BY	/s/ Edward B. Rust, Jr.
Edward B. Rust, Jr.
President

Date 2/28/2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

BY	/s/ Edward B. Rust, Jr.
Edward B. Rust, Jr.
President

Date 2/28/2011

BY	/s/ Michael L. Tipsord
Michael L. Tipsord
Senior Vice President and Treasurer

Date 2/28/2011